UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09102

iShares, Inc.
(Exact name of registrant as specified in charter)
c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated 2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093
(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	August 31, 2019

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares Inc.

▶	iShares MSCI Austria ETF | EWO | NYSE Arca

▶	iShares MSCI Belgium ETF | EWK | NYSE Arca

▶	iShares MSCI France ETF | EWQ | NYSE Arca

▶	iShares MSCI Netherlands ETF | EWN | NYSE Arca

▶	iShares MSCI Sweden ETF | EWD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(14.07)%	4.05%	2.09%	(14.07)%	21.98%	22.96%
Fund Market	(14.07)	4.04	2.01	(14.07)	21.88	22.02
Index	(14.14)	4.17	2.16	(14.14)	22.64	23.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 962.30	$ 2.47		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Stocks in Austria declined sharply for the reporting period amid slowing economic growth and political instability. As in much of the Eurozone, Austria’s manufacturing sector weakened and export growth moderated as concerns intensified about the impact of global trade and Brexit on the country’s economy. Meanwhile, the consumer sector remained resilient, with rising consumer spending and declines in the country’s unemployment rate, which ended the reporting period lower than the Eurozone average. On the political front, financial markets declined amid a shakeup following revelations of a bribery scandal.

The financials sector was the leading detractor from the Index’s return, driven almost entirely by declines among banks. Austrian banks continued to face persistently low interest rates, which constrained profits as loan margins narrowed, leading to lower interest income. Austrian banks also declined amid allegations of involvement in a Russian money laundering scheme. Profits were further dampened by losses related to a lawsuit against a Romanian subsidiary.

The materials sector detracted meaningfully, driven lower by the metals and mining industry. Steel producers contended with higher prices for iron ore, a key input for steelmaking, due to global production disruptions. Industry profits were also lower as demand for steel products from the automobile industry declined.

The industrials sector was another notable detractor, declining amid lower industrial production, particularly of capital goods. The industrial machinery industry was the most notable detractor in the sector, weighed down by slowing demand from carmakers for engineering systems and plants. On the upside, the utilities sector contributed to the Index’s return, advancing on higher electricity prices and gains in renewable energy production such as hydropower and wind turbines.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	32.2%
Energy	17.2
Materials	11.9
Real Estate	11.5
Industrials	10.8
Utilities	9.4
Communication Services	2.9
Information Technology	1.8
Consumer Discretionary	1.7
Consumer Staples	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Erste Group Bank AG	19.8%
OMV AG	15.5
Verbund AG	7.8
voestalpine AG	4.7
IMMOFINANZ AG	4.6
ANDRITZ AG	4.6
Raiffeisen Bank International AG	4.5
CA Immobilien Anlagen AG	4.5
Wienerberger AG	4.4
BAWAG Group AG	3.2

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(3.80)%	4.04%	7.39%	(3.80)%	21.91%	103.93%
Fund Market	(3.25)	4.07	7.38	(3.25)	22.05	103.81
Index	(3.91)	4.06	8.28	(3.91)	22.02	121.56

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,046.80	$ 2.58		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Stocks in Belgium declined for the reporting period as economic growth slowed, due in part to lower investment and a tight labor market. Manufacturing production growth slowed amid deteriorating business confidence, and lower export volumes weighed on growth, as trade accounts for over 70% of the country’s economy. On the consumer side, unemployment remained relatively low, despite a slight increase, while retail sales declined as consumer confidence decreased to its lowest level in nearly three years.

The materials sector was the leading detractor from the Index’s return, led lower by chemicals producers. Performance in the specialty chemicals industry weakened on declining prices for cobalt. Lower demand for the metal, which is used in electric vehicle batteries, negatively affected cobalt refiners. Diversified chemicals companies also weighed on returns, which declined due to weakening demand from smartphone and semiconductor makers, as well as from the automobile and oil and gas industries amid a less optimistic global growth environment.

The financials sector was another notable detractor, driven largely by the banking industry. Belgian banks faced persistently low interest rates, which constrained profits as loan margins narrowed and led to lower interest income. Profits of diversified financials companies also declined amid disappointing investment returns, further constraining the financials sector’s performance.

On the upside, the real estate and communication services sectors contributed to the Index’s return. Among real estate stocks, higher rental income and rising dividend yields led to strong gains in real estate investment trusts (“REITs”), particularly in industrial and healthcare REITs. The communications services sector gained, helped by a shared network access agreement between Belgium’s main telecommunications operators. The joint venture is expected to speed the rollout of 5G services and accord operational and capital cost savings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	25.1%
Financials	23.9
Health Care	15.2
Materials	10.4
Real Estate	9.5
Communication Services	6.1
Information Technology	3.1
Utilities	1.8
Consumer Discretionary	1.8
Industrials	1.6
Energy	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Anheuser-Busch InBev SA/NV	22.2%
KBC Group NV	8.0
Ageas	5.4
UCB SA	5.3
Groupe Bruxelles Lambert SA	4.3
Solvay SA	4.3
Galapagos NV	4.3
Umicore SA	3.9
Proximus SADP	2.8
Argenx SE	2.4

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.64)%	3.88%	4.74%	(2.64)%	20.98%	58.88%
Fund Market	(2.06)	3.99	4.74	(2.06)	21.64	58.85
Index	(2.75)	3.81	4.72	(2.75)	20.56	58.63

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,028.60	$ 2.56		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

French stocks declined for the reporting period amid sluggish domestic economic growth and ongoing concerns about a global economic slowdown. Despite this, the French economy remained more resilient than much of the Eurozone as consumer confidence and spending rose, due in part to government stimulus efforts, and manufacturing sentiment improved.

The financials sector was the leading detractor from the Index’s return, driven largely by banks. French banks continued to struggle due to extremely low interest rates and bond yields, key drivers of profitability in the banking industry. To mitigate the effect of low interest rates, large French banks increasingly relied on corporate and investment banking, but market volatility dampened those revenues. Banks also faced restructuring costs that weakened earnings.

The energy sector was another meaningful detractor, as volatile oil and gas prices and contracting refining margins worked against it. Crude oil prices declined sharply in late 2018 and remained low for the reporting period, weighing on profitability. In this difficult environment, energy companies planned to eliminate high-operating cost exploration and production assets. Real estate stocks also declined, as retail real estate investment trusts (“REITs”) came under pressure amid industry consolidation and ongoing growth of online shopping.

On the upside, consumer staples stocks contributed to the Index’s return. Food and beverage companies were supported by rising sales in China, expansion of profitable premium brands, and efforts to promote more environmentally sensitive and healthy products. The household and personal products industry benefited from strong demand for luxury cosmetics in Asia despite sluggish sales at home. The industrials sector also contributed, driven largely by aerospace and defense stocks, which posted strong profits, a large order backlog, and rising production.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.2%
Consumer Discretionary	18.6
Consumer Staples	11.8
Financials	9.9
Energy	7.8
Health Care	7.4
Communication Services	5.7
Materials	5.0
Information Technology	4.5
Utilities	3.5
Real Estate	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
TOTAL SA	7.8%
LVMH Moet Hennessy Louis Vuitton SE	7.2
Sanofi	6.3
Airbus SE	5.3
L’Oreal SA	4.5
Air Liquide SA	3.9
Vinci SA	3.7
Danone SA	3.6
BNP Paribas SA	3.3
Safran SA	3.1

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.16%	6.77%	7.52%	1.16%	38.75%	106.40%
Fund Market	1.43	6.82	7.50	1.43	39.08	106.02
Index	1.66	6.98	7.88	1.66	40.09	113.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,056.00	$ 2.59		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

Stocks in the Netherlands posted slight gains for the reporting period, amid steady economic expansion that outpaced growth in the Eurozone. Exports, which account for more than 80% of the country’s economy, were primary drivers of growth, remaining stable despite a slowdown in global trade. On the consumer side, higher wage growth bolstered household consumption, which was reflected in solid gains in retail sales, while unemployment remained at record lows.

The information technology sector was the leading contributor to the Index’s return, driven by semiconductor equipment companies. Despite a slowdown in demand for memory chips from mobile phone makers and pressures resulting from the U.S.-China trade conflict, Dutch semiconductor and semiconductor equipment makers posted solid gains, driven by higher demand for systems used in new technologies such as 5G telecommunications networks. The industry also benefited from the increased use of electronics in cars in a broad array of applications such as radar.

Consumer staples stocks contributed meaningfully, supported by strong sales of personal products, such as environmentally friendly home-care goods. Higher product prices, particularly in emerging markets, also bolstered the industry. Beverage makers advanced, benefiting from growing sales of sugar-free and energy drinks as well as premium beers.

The communication services and healthcare sectors were marginal contributors. The telecommunications industry rose due to cost decreases driven by digitalization, while sales of healthcare equipment were bolstered by increased healthcare spending in China.

On the downside, the financials sector weighed on performance. Banks’ profits decreased amid persistently low interest rates, which pressured lending margins. Higher costs associated with anti-money laundering activities also weighed on the industry. Insurance companies also struggled amid low interest rates and volatile financial markets, which eroded the capital reserved for paying insurance claims.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	27.6%
Information Technology	24.9
Financials	12.4
Industrials	11.3
Materials	9.5
Health Care	7.7
Communication Services	2.6
Energy	1.7
Consumer Discretionary	1.3
Real Estate	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
ASML Holding NV	16.3%
Unilever NV	15.8
Koninklijke Philips NV	7.4
ING Groep NV	6.3
Koninklijke Ahold Delhaize NV	4.5
NXP Semiconductors NV	4.4
Koninklijke DSM NV	4.3
Wolters Kluwer NV	3.9
Akzo Nobel NV	3.8
Heineken NV	3.7

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.41)%	0.07%	5.83%	(8.41)%	0.37%	76.24%
Fund Market	(8.24)	0.15	5.83	(8.24)	0.74	76.31
Index	(8.88)	(0.61)	5.45	(8.88)	(3.00)	69.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 964.10	$ 2.97		$ 1,000.00	$ 1,022.20	$ 3.06		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Stocks in Sweden declined sharply for the reporting period, as the country’s economic growth stalled in 2019. Slowing growth was driven primarily by lower levels of fixed investment, although imports and exports also declined. The country’s central bank raised interest rates in late 2018 and signaled that further increases were likely. However, due to sluggish growth domestically and heightened concerns about the impact of a global growth slowdown on the country’s export-led economy, many considered further interest rate increases to be less likely. Declining inflation also dampened the prospects for tightening in the near future.

The financials sector was the leading detractor from the Index’s performance, driven by the banking industry. Bank stocks declined amid narrow net interest margins – key measures of profitability for banks – as interest rates remained at historically low levels. A cooling housing market and money-laundering fines also limited bank profits. In this environment, banks lowered their dividend payouts to investors.

The industrials sector was a smaller, although notable, detractor due to declining capital goods stocks. Machinery manufacturers posted lower profits due to higher tariffs resulting from escalating U.S.-China trade tensions. This led to operational cost containment efforts, including wage cuts. Dampened industrial activity in China and Europe and slowing growth in the global auto market also pressured industrial engineering companies in the machinery industry. Information technology stocks detracted marginally, as Chinese companies canceled orders of electronic components used in mobile phones.

On the upside, the consumer discretionary sector contributed to the Index’s performance. Rising summer apparel sales amid warmer weather in Europe bolstered the retail industry. Higher e-commerce investment and more full-price merchandise sales also benefited apparel sellers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	35.8%
Financials	26.8
Information Technology	10.4
Consumer Staples	8.8
Consumer Discretionary	7.7
Communication Services	6.6
Energy	2.0
Materials	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Telefonaktiebolaget LM Ericsson, Class B	6.9%
Volvo AB, Class B	6.2
Investor AB, Class B	6.1
Assa Abloy AB, Class B	5.9
Nordea Bank Abp	5.8
Atlas Copco AB, Class A	5.8
Essity AB, Class B	5.1
Hennes & Mauritz AB, Class B	4.8
Sandvik AB	4.6
Skandinaviska Enskilda Banken AB, Class A	3.9

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.7%
FACC AG(a)	33,266	$368,906

Air Freight & Logistics — 2.7%
Oesterreichische Post AG	41,391	1,476,852

Banks — 26.9%
BAWAG Group AG(b)	45,042	1,712,278
Erste Group Bank AG	328,498	10,588,669
Raiffeisen Bank International AG	110,232	2,413,900

		14,714,847

Chemicals — 2.7%
Lenzing AG	15,959	1,507,043

Construction & Engineering — 0.7%
Porr AG(a)	19,372	398,082

Construction Materials — 4.3%
Wienerberger AG	101,773	2,344,662

Diversified Telecommunication Services — 2.8%
Telekom Austria AG	202,449	1,553,940

Electric Utilities — 9.2%
EVN AG	49,790	841,111
Verbund AG	70,597	4,209,889

		5,051,000

Electrical Equipment — 0.7%
Zumtobel Group AG(c)	50,934	362,348

Electronic Equipment, Instruments & Components — 1.8%
AT&S Austria Technologie & Systemtechnik AG(a)	36,675	586,439
Kapsch TrafficCom AG	10,419	374,050

		960,489

Energy Equipment & Services — 1.6%
Schoeller-Bleckmann Oilfield Equipment AG(a)	14,147	898,931

Food Products — 0.6%
Agrana Beteiligungs AG	17,748	312,720

Hotels, Restaurants & Leisure — 1.7%
DO & CO AG	9,371	928,783

Insurance — 4.6%
UNIQA Insurance Group AG	150,460	1,333,837
Vienna Insurance Group AG Wiener Versicherung Gruppe	47,880	1,181,104

		2,514,941

Security	Shares	Value
Machinery — 5.8%
ANDRITZ AG	69,499	$2,452,206
Palfinger AG .	17,120	426,087
Semperit AG Holding(a)(c)	22,833	315,316

		3,193,609

Metals & Mining — 4.6%
voestalpine AG	108,819	2,510,584

Oil, Gas & Consumable Fuels — 15.1%
OMV AG	162,278	8,293,869

Real Estate Management & Development — 11.2%
CA Immobilien Anlagen AG	67,581	2,396,439
IMMOFINANZ AG	88,380	2,476,523
S IMMO AG	58,458	1,273,375

		6,146,337

Total Common Stocks — 97.7% (Cost: $69,147,638)		53,537,943

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	1,211,200	1,211,805
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	24,000	24,000

		1,235,805

Total Short-Term Investments — 2.3% (Cost: $1,235,565)		1,235,805

Total Investments in Securities — 100.0% (Cost: $70,383,203)		54,773,748

Other Assets, Less Liabilities — (0.0)%		(6,801)

Net Assets — 100.0%		$54,766,947

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,873,786	(2,662,586)	1,211,200	$1,211,805	$63,594	(b)	$(186)	$131
BlackRock Cash Funds: Treasury, SL Agency Shares	46,016	(22,016)	24,000	24,000	1,329		—	—

				$1,235,805	$64,923		$(186)	$131

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	32	09/20/19	$1,205	$38,158

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$38,158

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(688)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$38,158

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$240,971

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Austria ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$53,537,943	$—	$—	$53,537,943
Money Market Funds	1,235,805	—	—	1,235,805

	$54,773,748	$—	$—	$54,773,748

Derivative financial instruments(a)
Assets
Futures Contracts	$38,158	$—	$—	$38,158

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments August 31, 2019	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Air Freight & Logistics — 0.9%
bpost SA	40,225	$402,313

Banks — 8.0%
KBC Group NV	65,238	3,781,834

Beverages — 22.1%
Anheuser-Busch InBev SA/NV	110,228	10,463,696

Biotechnology — 6.7%
Argenx SE(a)	8,666	1,128,034
Galapagos NV(a)	11,998	2,028,164

		3,156,198

Capital Markets — 1.0%
Gimv NV(b)	7,727	460,356

Chemicals — 9.5%
Recticel SA	29,747	240,778
Solvay SA	20,114	2,031,648
Tessenderlo Group SA(a)	11,800	384,644
Umicore SA	57,527	1,835,296

		4,492,366

Construction & Engineering — 0.7%
Cie. d’Entreprises CFE	3,653	334,703

Distributors — 1.1%
D’ieteren SA/NV	10,487	530,090

Diversified Financial Services — 9.5%
Ackermans & van Haaren NV	6,996	1,013,892
Groupe Bruxelles Lambert SA	21,879	2,047,047
KBC Ancora	13,824	548,052
Sofina SA	4,671	903,276

		4,512,267

Diversified Telecommunication Services — 2.8%
Proximus SADP	44,208	1,309,114

Electric Utilities — 1.8%
Elia System Operator SA/NV	10,386	862,394

Electronic Equipment, Instruments & Components — 1.5%
Barco NV	3,397	723,499

Entertainment — 0.8%
Kinepolis Group NV	6,531	377,594

Equity Real Estate Investment Trusts (REITs) — 9.5%
Aedifica SA	8,622	976,084
Befimmo SA	8,305	491,134
Cofinimmo SA	6,958	968,540
Intervest Offices & Warehouses NV	11,555	337,211
Montea CVA	4,525	375,232
Retail Estates NV	3,687	328,073
Warehouses De Pauw CVA	5,413	1,009,804

		4,486,078

Food & Staples Retailing — 1.9%
Colruyt SA	17,614	903,338

Health Care Equipment & Supplies — 1.1%
Biocartis NV(a)(b)(c)	23,875	271,863
Ion Beam Applications(a)	14,208	250,345

		522,208

Security	Shares	Value
Health Care Providers & Services — 0.8%
Fagron	21,798	$391,522

Health Care Technology — 0.7%
AGFA-Gevaert NV(a)	82,204	327,708

Insurance — 5.4%
Ageas	47,528	2,548,968

IT Services — 0.5%
Econocom Group SA/NV	82,432	246,009

Media — 1.8%
Telenet Group Holding NV	16,962	846,924

Metals & Mining — 0.9%
Bekaert SA(b)	14,831	404,070

Oil, Gas & Consumable Fuels — 1.5%
Euronav NV	64,838	528,738
Exmar NV(a)	30,211	172,671

		701,409

Personal Products — 1.0%
Ontex Group NV(b)	27,796	459,767

Pharmaceuticals — 5.9%
Mithra Pharmaceuticals SA(a)(b)	9,052	274,134
UCB SA	33,618	2,515,263

		2,789,397

Semiconductors & Semiconductor Equipment — 1.0%
Melexis NV(b)	7,625	484,509

Textiles, Apparel & Luxury Goods — 0.7%
Sioen Industries NV	6,921	163,868
Van de Velde NV	5,994	155,781

		319,649

Wireless Telecommunication Services — 0.7%
Orange Belgium SA	15,645	342,169

Total Common Stocks — 99.8% (Cost: $54,812,848)		47,180,149

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	1,699,780	1,700,630
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	19,000	19,000

		1,719,630

Total Short-Term Investments — 3.6% (Cost: $1,719,214)		1,719,630

Total Investments in Securities — 103.4% (Cost: $56,532,062)		48,899,779

Other Assets, Less Liabilities — (3.4)%		(1,594,465)

Net Assets — 100.0%		$47,305,314

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Belgium ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,512,858	186,922	1,699,780	$1,700,630	$43,649	(b)	$103		$61
BlackRock Cash Funds: Treasury, SL Agency Shares	15,487	3,513	19,000	19,000	613		—		—

				$1,719,630	$44,262		$103		$61

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$47,180,149	$—	$—	$47,180,149
Money Market Funds	1,719,630	—	—	1,719,630

	$48,899,779	$—	$—	$48,899,779

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments August 31, 2019	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 9.4%
Airbus SE	430,170	$59,376,657
Dassault Aviation SA	1,844	2,627,732
Safran SA	241,574	35,156,311
Thales SA	78,641	9,106,348

		106,267,048

Air Freight & Logistics — 0.3%
Bollore SA	650,658	2,767,266

Auto Components — 1.8%
Cie. Generale des Etablissements Michelin SCA	125,952	13,260,164
Faurecia SE	55,985	2,450,726
Valeo SA(a)	177,154	4,846,057

		20,556,947

Automobiles — 1.6%
Peugeot SA	434,097	9,718,743
Renault SA	141,936	8,152,974

		17,871,717

Banks — 5.5%
BNP Paribas SA	828,168	37,424,742
Credit Agricole SA	846,281	9,683,137
Societe Generale SA	567,033	14,396,582

		61,504,461

Beverages — 2.9%
Pernod Ricard SA	156,724	29,979,284
Remy Cointreau SA	16,643	2,518,282

		32,497,566

Building Products — 1.2%
Cie. de Saint-Gobain	362,733	13,110,268

Capital Markets — 0.5%
Amundi SA(b)	44,453	2,846,668
Natixis SA	700,449	2,716,763

		5,563,431

Chemicals — 4.3%
Air Liquide SA	316,962	44,207,741
Arkema SA	50,755	4,458,101

		48,665,842

Commercial Services & Supplies — 0.9%
Edenred	176,900	8,630,133
Societe BIC SA	18,555	1,187,198

		9,817,331

Construction & Engineering — 4.7%
Bouygues SA	164,292	6,251,013
Eiffage SA	58,036	6,023,081
Vinci SA	375,825	41,180,790

		53,454,884

Construction Materials — 0.1%
Imerys SA	26,128	1,067,495

Diversified Financial Services — 0.4%
Eurazeo SE	29,692	1,966,804
Wendel SA	19,863	2,788,951

		4,755,755

Diversified Telecommunication Services — 2.2%
Iliad SA	19,726	2,068,923
Orange SA	1,472,607	22,379,577

		24,448,500

Security	Shares	Value
Electric Utilities — 0.5%
Electricite de France SA	443,241	$5,401,039

Electrical Equipment — 4.2%
Legrand SA	196,702	13,911,213
Schneider Electric SE	404,959	33,964,398

		47,875,611

Electronic Equipment, Instruments & Components — 0.4%
Ingenico Group SA	44,296	4,400,044

Entertainment — 2.1%
Ubisoft Entertainment SA(c)	61,576	4,974,583
Vivendi SA	675,376	18,913,762

		23,888,345

Equity Real Estate Investment Trusts (REITs) — 2.6%
Covivio	33,542	3,575,611
Gecina SA	33,683	5,348,869
ICADE	22,100	1,957,962
Klepierre SA	146,651	4,483,224
Unibail-Rodamco-Westfield	102,098	13,391,059

		28,756,725

Food & Staples Retailing — 0.8%
Carrefour SA	437,051	7,460,188
Casino Guichard Perrachon SA(a)	40,378	1,703,058

		9,163,246

Food Products — 3.6%
Danone SA	455,074	40,823,700

Health Care Equipment & Supplies — 0.2%
BioMerieux	30,696	2,499,804

Hotels, Restaurants & Leisure — 1.2%
Accor SA	135,888	5,875,128
Sodexo SA(a)	65,343	7,418,971

		13,294,099

Household Durables — 0.2%
SEB SA	16,713	2,604,335

Insurance — 3.5%
AXA SA	1,427,532	32,809,094
CNP Assurances	127,052	2,311,412
SCOR SE	116,678	4,662,962

		39,783,468

IT Services — 2.1%
Atos SE	72,089	5,468,246
Capgemini SE	117,423	14,114,414
Worldline SA/France(b)(c)	60,775	4,203,108

		23,785,768

Life Sciences Tools & Services — 0.6%
Eurofins Scientific SE(a)	8,467	3,882,632
Sartorius Stedim Biotech	20,441	3,169,500

		7,052,132

Machinery — 0.4%
Alstom SA	115,212	4,931,717

Media — 1.4%
Eutelsat Communications SA	129,609	2,258,019
JCDecaux SA	54,395	1,456,829
Publicis Groupe SA	156,294	7,507,821
SES SA	269,175	4,344,166

		15,566,835

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Metals & Mining — 0.6%
ArcelorMittal	489,724	$7,060,628

Multi-Utilities — 3.0%
Engie SA	1,348,109	20,524,665
Suez	252,001	3,919,915
Veolia Environnement SA	396,587	9,499,127

		33,943,707

Oil, Gas & Consumable Fuels — 7.8%
TOTAL SA	1,761,425	88,046,130

Personal Products — 4.5%
L’Oreal SA	186,112	50,952,023

Pharmaceuticals — 6.6%
Ipsen SA	27,855	2,932,560
Sanofi	829,274	71,342,154

		74,274,714

Professional Services — 1.3%
Bureau Veritas SA	211,478	5,067,690
Teleperformance	42,923	9,387,614

		14,455,304

Semiconductors & Semiconductor Equipment — 0.8%
STMicroelectronics NV	504,104	8,951,706

Software — 1.2%
Dassault Systemes SE	96,610	13,634,105

Textiles, Apparel & Luxury Goods — 13.8%
EssilorLuxottica SA	208,734	30,859,822
Hermes International	23,370	15,982,188
Kering SA	55,922	27,121,640
LVMH Moet Hennessy Louis Vuitton SE	204,705	81,696,335

		155,659,985

Security	Shares	Value
Transportation Infrastructure — 0.7%
Aeroports de Paris	21,922	$3,792,646
Getlink SE	323,764	4,563,777

		8,356,423

Total Common Stocks — 99.9% (Cost: $1,203,226,568)		1,127,510,104

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	9,131,775	9,136,341
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	436,000	436,000

		9,572,341

Total Short-Term Investments — 0.8% (Cost: $9,571,970)		9,572,341

Total Investments in Securities — 100.7% (Cost: $1,212,798,538)		1,137,082,445

Other Assets, Less Liabilities — (0.7)%		(7,882,377)

Net Assets — 100.0%		$1,129,200,068

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,098,170	8,033,605	9,131,775	$9,136,341	$268,779	(b)	$(2,508)	$371
BlackRock Cash Funds: Treasury, SL Agency Shares	47,843	388,157	436,000	436,000	10,431		—	—

				$9,572,341	$279,210		$(2,508)	$371

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
CAC 40 Index	25	09/20/19	$1,508	$54,007

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$54,007

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(184)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$49,485

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,253,516

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,127,510,104	$—	$—	$1,127,510,104
Money Market Funds	9,572,341	—	—	9,572,341

	$1,137,082,445	$—	$—	$1,137,082,445

Derivative financial instruments(a)
Assets
Futures Contracts	$54,007	$—	$—	$54,007

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Air Freight & Logistics — 0.2%
PostNL NV	145,367	$290,155

Banks — 7.8%
ABN AMRO Bank NV, CVA(a)	112,259	2,000,874
ING Groep NV	866,746	8,301,322
NIBC Holding NV(a)	10,861	85,758

		10,387,954

Beverages — 6.9%
Coca-Cola European Partners PLC	56,428	3,179,154
Heineken Holding NV	10,670	1,056,943
Heineken NV	45,927	4,893,841

		9,129,938

Biotechnology — 0.2%
Pharming Group NV(b)	173,498	237,111
ProQR Therapeutics NV(b)(c)	10,330	74,273

		311,384

Capital Markets — 0.3%
Flow Traders(a)	12,394	333,306

Chemicals — 9.0%
Akzo Nobel NV	56,712	5,088,135
Corbion NV	21,656	616,249
Koninklijke DSM NV	46,037	5,733,972
OCI NV(b)	26,926	591,118

		12,029,474

Construction & Engineering — 1.1%
Arcadis NV	29,233	554,039
Boskalis Westminster	28,275	563,439
Koninklijke BAM Groep NV	72,735	213,545
Koninklijke Volkerwessels NV	9,240	158,739

		1,489,762

Diversified Financial Services — 0.0%
SNS REAAL NV(b)(c)(d)	68,952	1

Diversified Telecommunication Services — 2.2%
Koninklijke KPN NV	902,439	2,862,176

Electrical Equipment — 1.3%
Kendrion NV	9,047	168,375
SIF Holding NV(c)	4,962	65,682
Signify NV(a)	26,220	768,358
TKH Group NV	13,828	663,335

		1,665,750

Energy Equipment & Services — 0.8%
Fugro NV, CVA(b)(c)	27,400	193,840
SBM Offshore NV	55,890	937,389

		1,131,229

Equity Real Estate Investment Trusts (REITs) — 1.0%
Eurocommercial Properties NV	16,081	412,624
NSI NV	9,680	420,008
Vastned Retail NV	9,001	262,182
Wereldhave NV	14,096	282,367

		1,377,181

Food & Staples Retailing — 4.5%
Koninklijke Ahold Delhaize NV	255,775	5,995,393

Food Products — 0.4%
ForFarmers NV	13,803	90,747
Wessanen	31,059	387,870

		478,617

Security	Shares	Value
Health Care Equipment & Supplies — 7.4%
Koninklijke Philips NV	208,082	$9,827,111

Hotels, Restaurants & Leisure — 0.2%
Basic-Fit NV(a)(b)	9,471	297,775

Household Durables — 0.2%
TomTom NV	24,624	300,621

Insurance — 4.3%
Aegon NV .	472,718	1,802,771
ASR Nederland NV	34,386	1,204,568
NN Group NV	79,075	2,652,498

		5,659,837

Internet & Direct Marketing Retail — 0.7%
Takeaway.com NV(a)(b)	9,067	867,200

IT Services — 2.7%
Adyen NV(a)(b)	2,502	1,815,210
InterXion Holding NV(b)(c)	21,633	1,750,975

		3,566,185

Leisure Products — 0.2%
Accell Group NV	12,598	310,767

Machinery — 0.9%
Aalberts NV	30,011	1,135,585

Media — 0.5%
Altice Europe NV(b)	141,474	626,465

Metals & Mining — 0.4%
AMG Advanced Metallurgical Group NV(c)	9,032	201,218
Constellium SE, Class A(b)	32,058	385,978

		587,196

Oil, Gas &Consumable Fuels — 0.8%
Koninklijke Vopak NV	22,058	1,053,274

Personal Products — 15.7%
Unilever NV	336,766	20,931,540

Professional Services — 5.5%
Brunel International NV	14,790	170,367
Intertrust NV(a)	20,802	432,278
Randstad NV	32,908	1,538,385
Wolters Kluwer NV	71,552	5,162,756

		7,303,786

Semiconductors & Semiconductor Equipment — 22.1%
ASM International NV	15,367	1,293,587
ASML Holding NV	96,755	21,550,030
BE Semiconductor Industries NV	24,798	733,241
NXP Semiconductors NV	57,472	5,870,190

		29,447,048

Trading Companies & Distributors — 2.3%
AerCap Holdings NV(b)	35,112	1,882,705
IMCD NV	16,439	1,155,000

		3,037,705

Total Common Stocks — 99.6% (Cost: $139,230,394)		132,434,415

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	2,182,420	$2,183,511
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	102,000	102,000

		2,285,511

Total Short-Term Investments — 1.7% (Cost: $2,285,290)		2,285,511

Total Investments in Securities — 101.3% (Cost: $141,515,684)		134,719,926

Other Assets, Less Liabilities — (1.3)%		(1,677,535)

Net Assets — 100.0%		$133,042,391

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,959,407	(1,776,987)	2,182,420	$2,183,511	$20,943	(b)	$1,326		$(108)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,009	91,991	102,000	102,000	2,459		—		—

				$2,285,511	$23,402		$1,326		$(108)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	16	09/20/19	$602	$16,068

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$16,068

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Netherlands ETF

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(6,889)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$29,031

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$626,592

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$132,434,414	$—	$1	$132,434,415
Money Market Funds	2,285,511	—	—	2,285,511

	$134,719,925	$—	$1	$134,719,926

Derivative financial instruments(a)
Assets
Futures Contracts	$16,068	$—	$—	$16,068

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments August 31, 2019	iShares® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 16.5%
Nordea Bank Abp	1,866,712	$11,668,378
Skandinaviska Enskilda Banken AB, Class A	917,998	7,896,797
Svenska Handelsbanken AB, Class A	861,917	7,591,915
Swedbank AB, Class A	519,473	6,679,604

		33,836,694

Building Products — 5.8%
Assa Abloy AB, Class B	569,048	11,889,499

Commercial Services & Supplies — 1.5%
Securitas AB, Class B	211,533	3,169,716

Communications Equipment — 6.7%
Telefonaktiebolaget LM Ericsson, Class B	1,762,437	13,741,071

Construction & Engineering — 2.0%
Skanska AB, Class B	216,375	4,057,528

Diversified Financial Services — 9.6%
Industrivarden AB, Class C	117,367	2,457,014
Investor AB, Class B	258,441	12,127,763
Kinnevik AB, Class B	129,122	3,520,743
L E Lundbergforetagen AB, Class B	44,864	1,681,691

		19,787,211

Diversified Telecommunication Services — 3.7%
Telia Co. AB	1,752,187	7,675,690

Electronic Equipment, Instruments & Components — 3.5%
Hexagon AB, Class B	160,438	7,132,905

Food & Staples Retailing — 1.4%
ICA Gruppen AB	59,008	2,896,006

Household Durables — 2.8%
Electrolux AB, Series B	153,844	3,443,402
Husqvarna AB, Class B	292,297	2,268,202

		5,711,604

Household Products — 5.0%
Essity AB, Class B	329,228	10,276,205

Security	Shares	Value
Machinery — 25.6%
Alfa Laval AB	192,084	$3,539,338
Atlas Copco AB, Class A	385,685	11,527,131
Atlas Copco AB, Class B	222,305	5,927,801
Epiroc AB, Class A	386,206	4,005,093
Epiroc AB, Class B	222,702	2,208,671
Sandvik AB	639,826	9,182,966
SKF AB, Class B	243,262	3,927,942
Volvo AB, Class B	896,030	12,380,396

		52,699,338

Metals & Mining — 1.9%
Boliden AB	173,407	3,837,064

Oil, Gas & Consumable Fuels — 1.9%
Lundin Petroleum AB	129,874	3,949,140

Specialty Retail — 4.7%
Hennes & Mauritz AB, Class B	504,143	9,663,580

Tobacco — 2.2%
Swedish Match AB	115,506	4,534,589

Wireless Telecommunication Services — 2.7%
Millicom International Cellular SA, SDR	33,163	1,690,817
Tele2 AB, Class B	271,313	3,830,330

		5,521,147

Total Common Stocks — 97.5% (Cost: $270,141,250)		200,378,987

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	78,000	78,000

Total Short-Term Investments — 0.0% (Cost: $78,000)		78,000

Total Investments in Securities — 97.5% (Cost: $270,219,250)		200,456,987

Other Assets, Less Liabilities — 2.5%		5,058,819

Net Assets — 100.0%		$205,515,806

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$2,402	(b)	$1,177		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,853	61,147	78,000	78,000	6,117		—		—

				$78,000	$8,519		$1,177		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Sweden ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMXS 30 Index	311	09/20/19	$4,994	$167,661

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	807,648	EUR	710,086	SCB	09/20/19	$24,691
USD	8,246,959	SEK	76,012,883	SCB	09/20/19	487,553

						512,244

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$167,661	$—	$167,661
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$512,244	$512,244

	$167,661	$512,244	$679,905

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$84,469	$—	$84,469

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$56,772	$—	$56,772
Forward foreign currency exchange contracts	—	512,244	512,244

	$56,772	$512,244	$569,016

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,149,200
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$1,810,921

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Sweden ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$167,661	$—
Forward foreign currency exchange contracts	512,244	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$679,905	$—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(167,661)	—

Total derivative assets and liabilities subject to an MNA	$512,244	$—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Net Amount of Derivative Assets(b)

Standard Chartered Bank	$512,244	$—	$512,244

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$200,378,987	$—	$—	$200,378,987
Money Market Funds	78,000	—	—	78,000

	$200,456,987	$—	$—	$200,456,987

Derivative financial instruments(a)
Assets
Futures Contracts	$167,661	$—	$—	$167,661
Forward Foreign Currency Exchange Contracts	—	512,244	—	512,244

	$167,661	$512,244	$—	$679,905

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$53,537,943	$47,180,149	$1,127,510,104	$132,434,415
Affiliated(c)	1,235,805	1,719,630	9,572,341	2,285,511
Cash	965	920	805	544
Foreign currency, at value(d)	64,445	25,292	1,589,444	165,965
Foreign currency collateral pledged:
Futures contracts(e)	85,897	—	94,707	41,847
Receivables:
Investments sold	—	32,111	—	—
Securities lending income — Affiliated	4,785	3,797	25,008	2,285
Variation margin on futures contracts	2,592	—	8,099	1,326
Dividends	34	15,878	1,000	347,695
Tax reclaims	1,070,593	46,160	—	—

Total assets	56,003,059	49,023,937	1,138,801,508	135,279,588

LIABILITIES
Collateral on securities loaned, at value	1,212,105	1,698,410	9,138,106	2,180,704
Payables:
Investment advisory fees	24,007	20,213	463,334	56,493

Total liabilities	1,236,112	1,718,623	9,601,440	2,237,197

NET ASSETS	$54,766,947	$47,305,314	$1,129,200,068	$133,042,391

NET ASSETS CONSIST OF:
Paid-in capital	$108,695,684	$71,182,596	$1,251,736,869	$158,788,410
Accumulated loss	(53,928,737)	(23,877,282)	(122,536,801)	(25,746,019)

NET ASSETS	$54,766,947	$47,305,314	$1,129,200,068	$133,042,391

Shares outstanding	2,900,000	2,560,000	38,400,000	4,350,000

Net asset value	$18.89	$18.48	$29.41	$30.58

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$1,152,713	$1,609,983	$8,768,744	$2,124,650
(b) Investments, at cost — Unaffiliated	$69,147,638	$54,812,848	$1,203,226,568	$139,230,394
(c) Investments, at cost — Affiliated	$1,235,565	$1,719,214	$9,571,970	$2,285,290
(d) Foreign currency, at cost	$64,734	$25,416	$1,606,477	$166,691
(e) Foreign currency collateral pledged, at cost	$87,332	$—	$96,718	$42,461

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI Sweden ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$200,378,987
Affiliated(b)	78,000
Cash	272
Foreign currency, at value(c)	420,578
Foreign currency collateral pledged:
Futures contracts(d)	414,080
Receivables:
Variation margin on futures contracts	141,473
Dividends	196
Tax reclaims	205,309
Foreign withholding tax claims	13,630,480
Unrealized appreciation on:
Forward foreign currency exchange contracts	512,244

Total assets	215,781,619

LIABILITIES
Payables:
Investment advisory fees	88,835
Professional fees	1,403,048
IRS compliance fee for foreign withholding tax claims	8,773,930

Total liabilities	10,265,813

NET ASSETS	$205,515,806

NET ASSETS CONSIST OF:
Paid-in capital	$306,375,647
Accumulated loss	(100,859,841)

NET ASSETS	$205,515,806

Shares outstanding	7,275,000

Net asset value	$28.25

Shares authorized	63.6 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$270,141,250
(b) Investments, at cost — Affiliated	$78,000
(c) Foreign currency, at cost	$379,671
(d) Foreign currency collateral pledged, at cost	$427,214

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,588,219	$1,652,062	$28,708,914	$6,256,085
Dividends — Affiliated	1,329	613	10,431	2,459
Non-cash dividends — Unaffiliated	—	—	2,169,694	—
Securities lending income — Affiliated — net	63,594	43,649	268,779	20,943
Foreign taxes withheld	(241,193)	(245,911)	(3,928,595)	(804,577)

Total investment income	2,411,949	1,450,413	27,229,223	5,474,910

EXPENSES
Investment advisory fees	420,317	245,129	4,042,322	782,304

Total expenses	420,317	245,129	4,042,322	782,304

Net investment income	1,991,632	1,205,284	23,186,901	4,692,606

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,781,904)	(2,782,999)	(5,161,703)	(2,693,010)
Investments —Affiliated	(186)	103	(2,508)	1,326
In-kind redemptions — Unaffiliated	(6,595,859)	899,283	24,468,464	14,791,737
Futures contracts	(688)	—	(184)	(6,889)
Foreign currency transactions	16,693	(1,297)	(93,501)	9,600

Net realized gain (loss)	(14,361,944)	(1,884,910)	19,210,568	12,102,764

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(6,253,330)	(1,627,695)	(81,713,749)	(9,546,111)
Investments —Affiliated	131	61	371	(108)
Futures contracts	38,158	—	49,485	29,031
Foreign currency translations	(67,177)	(1,559)	(15,867)	(12,836)

Net change in unrealized appreciation (depreciation)	(6,282,218)	(1,629,193)	(81,679,760)	(9,530,024)

Net realized and unrealized gain (loss)	(20,644,162)	(3,514,103)	(62,469,192)	2,572,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,652,530)	$(2,308,819)	$(39,282,291)	$7,265,346

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$8,730,647
Dividends — Affiliated	6,117
Securities lending income — Affiliated — net	2,402
Foreign taxes withheld	(1,476,230)
Foreign withholding tax claims	1,229,280

Total investment income	8,492,216

EXPENSES
Investment advisory fees	1,133,535
Professional fees	122,928

Total expenses	1,256,463

Net investment income	7,235,753

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,595,364)
Investments — Affiliated	1,177
In-kind redemptions — Unaffiliated	(2,395,673)
Futures contracts	84,469
Foreign currency transactions	(50,919)

Net realized loss	(6,956,310)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(20,745,500)
Futures contracts	56,772
Forward foreign currency exchange contracts	512,244
Foreign currency translations	(834,296)

Net change in unrealized appreciation (depreciation)	(21,010,780)

Net realized and unrealized loss	(27,967,090)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,731,337)

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,991,632	$5,867,613	$1,205,284	$1,698,333
Net realized gain (loss)	(14,361,944)	42,485,534	(1,884,910)	3,008,902
Net change in unrealized appreciation (depreciation)	(6,282,218)	(40,419,634)	(1,629,193)	(5,764,176)

Net increase (decrease) in net assets resulting from operations	(18,652,530)	7,933,513	(2,308,819)	(1,056,941)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,792,866)	(6,751,155)	(1,172,255)	(2,051,350)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(70,251,096)	(88,040,917)	(9,116,599)	(11,116,268)

NET ASSETS(b)
Total decrease in net assets	(91,696,492)	(86,858,559)	(12,597,673)	(14,224,559)
Beginning of year	146,463,439	233,321,998	59,902,987	74,127,546

End of year	$54,766,947	$146,463,439	$47,305,314	$59,902,987

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,186,901	$19,854,403	$4,692,606	$3,801,301
Net realized gain	19,210,568	23,681,480	12,102,764	27,160,284
Net change in unrealized appreciation (depreciation)	(81,679,760)	1,476,797	(9,530,024)	(21,690,249)

Net increase (decrease) in net assets resulting from operations	(39,282,291)	45,012,680	7,265,346	9,271,336

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(22,272,214)	(20,500,943)	(4,709,077)	(3,982,173)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	251,536,596	274,505,593	1,318,549	(68,661,266)

NET ASSETS(b)
Total increase (decrease) in net assets	189,982,091	299,017,330	3,874,818	(63,372,103)
Beginning of year	939,217,977	640,200,647	129,167,573	192,539,676

End of year	$1,129,200,068	$939,217,977	$133,042,391	$129,167,573

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Sweden ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,235,753	$13,100,289
Net realized gain (loss)	(6,956,310)	14,553,525
Net change in unrealized appreciation (depreciation)	(21,010,780)	(41,179,647)

Net decrease in net assets resulting from operations	(20,731,337)	(13,525,833)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(7,255,549)	(15,746,851)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,965,695)	(182,574,268)

NET ASSETS(b)
Total decrease in net assets	(42,952,581)	(211,846,952)
Beginning of year	248,468,387	460,315,339

End of year	$205,515,806	$248,468,387

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$22.88	$22.87	$15.58	$15.59	$17.55

Net investment income(a)	0.48	0.58	0.53	0.38	0.25
Net realized and unrealized gain (loss)(b)	(3.69)	0.11	7.13	(0.06)	(1.96)

Net increase (decrease) from investment operations	(3.21)	0.69	7.66	0.32	(1.71)

Distributions(c)
From net investment income	(0.78)	(0.68)	(0.37)	(0.33)	(0.25)

Total distributions	(0.78)	(0.68)	(0.37)	(0.33)	(0.25)

Net asset value, end of year	$18.89	$22.88	$22.87	$15.58	$15.59

Total Return
Based on net asset value	(14.07)%	3.03%	49.52%	2.11%	(9.76)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.34%	2.37%	2.75%	2.47%	1.54%

Supplemental Data
Net assets, end of year (000)	$54,767	$146,463	$233,322	$60,780	$56,130

Portfolio turnover rate(d)	17%	19%	18%	15%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Belgium ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$19.70	$20.59	$18.16	$17.00	$17.02

Net investment income(a)	0.44	0.50	0.43	0.34	0.34
Net realized and unrealized gain (loss)(b)	(1.22)	(0.77)	2.51	1.05	(0.00	)(c)

Net increase (decrease) from investment operations	(0.78)	(0.27)	2.94	1.39	0.34

Distributions(d)
From net investment income	(0.44)	(0.62)	(0.51)	(0.23)	(0.36)

Total distributions	(0.44)	(0.62)	(0.51)	(0.23)	(0.36)

Net asset value, end of year	$18.48	$19.70	$20.59	$18.16	$17.00

Total Return
Based on net asset value	(3.80)%	(1.34)%	16.44%	8.20%	1.95%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.43%	2.40%	2.31%	1.92%	2.01%

Supplemental Data
Net assets, end of year (000)	$47,305	$59,903	$74,128	$132,203	$153,659

Portfolio turnover rate(e)	11%	13%	8%	19%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Rounds to less than $0.01.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

`	iShares MSCI France ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$31.10	$29.64	$23.84	$25.01	$27.64

Net investment income(a)	0.83	0.80	0.69	0.67	0.74
Net realized and unrealized gain (loss)(b)	(1.67)	1.40	5.69	(1.14)	(2.69)

Net increase (decrease) from investment operations	(0.84)	2.20	6.38	(0.47)	(1.95)

Distributions(c)
From net investment income	(0.85)	(0.74)	(0.58)	(0.70)	(0.68)

Total distributions	(0.85)	(0.74)	(0.58)	(0.70)	(0.68)

Net asset value, end of year	$29.41	$31.10	$29.64	$23.84	$25.01

Total Return
Based on net asset value	(2.64)%	7.46%	26.93%	(1.87)%	(7.17)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.84%	2.53%	2.57%	2.77%	2.85%

Supplemental Data
Net assets, end of year (000)	$1,129,200	$939,218	$640,201	$329,054	$350,139

Portfolio turnover rate(d)	2%	4%	6%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$31.12	$30.56	$24.78	$24.48	$24.64

Net investment income(a)	0.88	0.62	0.46	0.71	0.50
Net realized and unrealized gain (loss)(b)	(0.56)	0.62	5.98	0.08	(0.27)

Net increase from investment operations	0.32	1.24	6.44	0.79	0.23

Distributions(c)
From net investment income	(0.86)	(0.68)	(0.66)	(0.49)	(0.39)

Total distributions	(0.86)	(0.68)	(0.66)	(0.49)	(0.39)

Net asset value, end of year	$30.58	$31.12	$30.56	$24.78	$24.48

Total Return
Based on net asset value	1.16%	4.08%	26.44%	3.32%	0.87%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.97%	1.95%	1.74%	2.97%	2.01%

Supplemental Data
Net assets, end of year (000)	$133,042	$129,168	$192,540	$184,587	$176,282

Portfolio turnover rate(d)	13%	7%	14%	24%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$31.85	$34.68	$28.54	$30.26	$34.11

Net investment income(a)	0.95	1.14	0.86	1.05	1.30	(b)
Net realized and unrealized gain (loss)(c)	(3.58)	(2.19)	6.04	(1.63)		(3.75)

Net increase (decrease) from investment operations	(2.63)	(1.05)	6.90	(0.58)		(2.45)

Distributions(d)
From net investment income	(0.97)	(1.78)	(0.76)	(1.14)		(1.40)

Total distributions	(0.97)	(1.78)	(0.76)	(1.14)		(1.40)

Net asset value, end of year	$28.25	$31.85	$34.68	$28.54	$30.26

Total Return
Based on net asset value	(8.41)%	(2.88)%	24.30%	(1.91)%	(7.46	)%(b)

Ratios to Average Net Assets
Total expenses	0.55%	0.53%	0.53%	0.48%		0.92%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%	0.47%	0.49%	0.48%		0.48%

Net investment income	3.16%	3.34%	2.74%	3.65%	3.97	%(b)

Supplemental Data
Net assets, end of year (000)	$205,516	$248,468	$460,315	$284,709	$331,387

Portfolio turnover rate(e)	4%	5%	9%	7%		4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2015:
•	Net investment income per share by $0.42.
•	Total return by 1.14%.
•	Ratio of net investment income to average net assets by 1.31%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.    ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria	Non-diversified
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Austria
Citigroup Global Markets Inc.	$211,237	$211,237		$—	$—
Goldman Sachs &Co.	656,285	656,285		—	—
Morgan Stanley & Co. LLC	285,191	285,191		—	—

	$1,152,713	$1,152,713		$—	$—

MSCI Belgium
BofA Securities, Inc.	$211,985	$211,985		$—	$—
Credit Suisse AG Dublin Branch	469,132	469,132		—	—
Goldman Sachs & Co.	812,171	812,171		—	—
HSBC Bank PLC	48,556	48,556		—	—
UBS AG	68,139	68,139		—	—

	$1,609,983	$1,609,983		$—	$—

MSCI France
Citigroup Global Markets Inc.	$255,548	$255,548		$—	$—
Credit Suisse Securities (USA) LLC	785,099	785,099		—	—
Goldman Sachs & Co.	7,598,822	7,598,822		—	—
Jefferies LLC	102,239	102,239		—	—
JPMorgan Securities LLC	16,281	16,281		—	—
Morgan Stanley & Co. LLC	8,267	8,267		—	—
SG Americas Securities LLC	2,488	2,304		—	(184	)(b)

	$8,768,744	$8,768,560		$—	$(184)

MSCI Netherlands
BNP Paribas Prime Brokerage International Ltd.	$1,744,595	$1,744,595		$—	$—
BofA Securities, Inc.	193,839	193,839		—	—
Credit Suisse Securities (USA) LLC	1	1		—	—
Deutsche Bank Securities Inc.	4,879	4,879		—	—
JPMorgan Securities LLC	32,272	32,272		—	—
Morgan Stanley & Co. LLC	149,064	149,064		—	—

	$2,124,650	$2,124,650		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: The iShares MSCI Sweden ETF uses forward foreign currency exchange contracts to better match benchmark currency exposures in order to facilitate tracking of the investment results of its Index. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”),an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Austria	$13,447
MSCI Belgium	9,555
MSCI France	58,571
MSCI Netherlands	5,011
MSCI Sweden	719

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Austria	$2,664,575	$1,849,434	$(388,247)
MSCI Belgium	1,096,424	1,705,219	(565,688)
MSCI France	5,211,009	4,156,376	(1,457,275)
MSCI Netherlands	1,063,809	3,828,810	(308,217)
MSCI Sweden	1,423,389	2,158,075	(1,344,667)

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

MSCI Austria	$14,822,120	$16,403,250
MSCI Belgium	5,497,470	5,595,131
MSCI France	31,465,627	12,835,732
MSCI Netherlands	20,121,096	20,067,785
MSCI Sweden	12,424,513	9,657,793

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria	$21,431,082	$90,881,105
MSCI Belgium	9,909,551	18,897,647
MSCI France	549,640,248	316,283,921
MSCI Netherlands	116,917,332	115,593,480
MSCI Sweden	65,244,572	84,314,365

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Austria	$(23,440,213)	$23,440,213
MSCI Belgium	(18,778,520)	18,778,520
MSCI France	17,619,502	(17,619,502)
MSCI Netherlands	11,579,103	(11,579,103)
MSCI Sweden	(10,824,739)	10,824,739

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

MSCI Austria
Ordinary income	$2,792,866	$6,751,155

MSCI Belgium
Ordinary income	$1,172,255	$2,051,350

MSCI France
Ordinary income	$22,272,214	$20,500,943

MSCI Netherlands
Ordinary income	$4,709,077	$3,982,173

MSCI Sweden
Ordinary income	$7,255,549	$15,746,851

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Austria	$425,275	$(37,451,920)	$(16,902,092)	$(53,928,737)
MSCI Belgium	178,777	(15,794,208)	(8,261,851)	(23,877,282)
MSCI France	536,063	(35,111,271)	(87,961,593)	(122,536,801)
MSCI Netherlands	632,717	(18,093,630)	(8,285,106)	(25,746,019)
MSCI Sweden	391,486	(29,293,453)	(71,957,874)	(100,859,841)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Austria	$71,622,971	$1,606,112	$(18,455,335)	$(16,849,223)
MSCI Belgium	57,161,069	3,216,970	(11,478,260)	(8,261,290)
MSCI France	1,225,078,996	57,432,322	(145,374,866)	(87,942,544)
MSCI Netherlands	142,999,128	11,139,381	(19,418,583)	(8,279,202)
MSCI Sweden	271,702,923	2,619,497	(73,697,772)	(71,078,275)

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof(“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI Austria
Shares sold	1,000,000	$21,691,523	3,800,000	$92,602,397
Shares redeemed	(4,500,000)	(91,942,619)	(7,600,000)	(180,643,314)

Net decrease	(3,500,000)	$(70,251,096)	(3,800,000)	$(88,040,917)

MSCI Belgium
Shares sold	560,000	$9,945,400	1,040,000	$22,315,815
Shares redeemed	(1,040,000)	(19,061,999)	(1,600,000)	(33,432,083)

Net decrease	(480,000)	$(9,116,599)	(560,000)	$(11,116,268)

MSCI France
Shares sold	19,200,000	$569,122,479	13,200,000	$421,549,607
Shares redeemed	(11,000,000)	(317,585,883)	(4,600,000)	(147,044,014)

Net increase	8,200,000	$251,536,596	8,600,000	$274,505,593

MSCI Netherlands
Shares sold	4,050,000	$117,319,587	2,000,000	$63,403,937
Shares redeemed	(3,850,000)	(116,001,038)	(4,150,000)	(132,065,203)

Net increase(decrease)	200,000	$1,318,549	(2,150,000)	$(68,661,266)

MSCI Sweden
Shares sold	2,400,000	$71,346,070	3,075,000	$107,325,279
Shares redeemed	(2,925,000)	(86,311,765)	(8,550,000)	(289,899,547)

Net decrease	(525,000)	$(14,965,695)	(5,475,000)	$(182,574,268)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.  FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2019, is $6,129,121 or $0.84 per share.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Austria	$6,751,155
MSCI Belgium	2,051,350
MSCI France	20,500,943
MSCI Netherlands	3,982,173
MSCI Sweden	15,746,851

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Austria	$761,881
MSCI Belgium	(189,289)
MSCI France	591,126
MSCI Netherlands	639,588
MSCI Sweden	516,488

14.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Austria ETF, iShares MSCI Belgium ETF,

iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Austria	$2,331,992
MSCI Belgium	1,504,132
MSCI France	30,006,081
MSCI Netherlands	6,186,775
MSCI Sweden	7,974,660

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria	$2,588,806	$245,332
MSCI Belgium	1,652,495	243,782
MSCI France	30,014,539	3,862,571
MSCI Netherlands	6,257,795	742,301
MSCI Sweden	8,736,024	15,608

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI Netherlands ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI France ETF and iShares MSCI Sweden ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting;

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria	$0.779450	$—	$—	$0.779450	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	19	1.37
Greater than 0.5% and Less than 1.0%	98	7.09
Greater than 0.0% and Less than 0.5%	554	40.10
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	557	40.31
Less than –0.5% and Greater than –1.0%	107	7.75
Less than –1.0% and Greater than –1.5%	21	1.52
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –6.0%	1	0.07

	1,382	100.00%

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Belgium ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	14	1.01
Greater than 0.5% and Less than 1.0%	96	6.95
Greater than 0.0% and Less than 0.5%	576	41.69
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	556	40.23
Less than –0.5% and Greater than –1.0%	97	7.02
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI France ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	39	2.82
Greater than 0.5% and Less than 1.0%	124	8.97
Greater than 0.0% and Less than 0.5%	649	46.97
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	451	32.64
Less than –0.5% and Greater than –1.0%	69	4.99
Less than –1.0% and Greater than –1.5%	15	1.09
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI Netherlands ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	17	1.23
Greater than 0.5% and Less than 1.0%	97	7.02
Greater than 0.0% and Less than 0.5%	635	45.95
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	514	37.19
Less than –0.5% and Greater than –1.0%	79	5.72
Less than –1.0% and Greater than –1.5%	12	0.87
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	57

Supplemental Information  (unaudited) (continued)

iShares MSCI Sweden ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	26	1.88
Greater than 0.5% and Less than 1.0%	128	9.26
Greater than 0.0% and Less than 0.5%	571	41.33
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	513	37.13
Less than –0.5% and Greater than –1.0%	90	6.51
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –6.0%	1	0.07

	1,382	100.00%

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Director (since 2015);Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	61

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

SDR	Swedish Depositary Receipt

Counterparty Abbreviations

SCB	Standard Chartered Bank

Currency Abbreviations

EUR	Euro

SEK	Swedish Krona

USD	United States Dollar

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

    iShares, Inc.

▶ iShares MSCI Eurozone ETF | EZU | Cboe BZX

▶ iShares MSCI Germany ETF | EWG | NYSE Arca

▶ iShares MSCI Italy ETF | EWI | NYSE Arca

▶ iShares MSCI Spain ETF | EWP | NYSE Arca

▶ iShares MSCI Switzerland ETF | EWL | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.22)%	1.63%	3.52%	(5.22)%	8.43%	41.29%
Fund Market	(5.01)	1.69	3.50	(5.01)	8.72	41.00
Index	(5.15)	1.74	3.61	(5.15)	9.00	42.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,009.20	$2.53		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone declined for the reporting period amid ongoing trade tensions and the consequent slowdown in global trade flows, which led to stagnant growth for export-reliant European economies. The slowdown in economic activity was evident in a manufacturing contraction during the second half of the reporting period. Brexit-related uncertainty also negatively affected economic growth. The disappointing economic conditions led to expectations of an additional interest rate reduction and further quantitative easing from the ECB to help stimulate Eurozone economies.

Stocks in Germany detracted the most from the Index’s return, as muted economic growth during 2018 transitioned to a slight contraction for the second quarter of 2019, leading to recession concerns. Declines in German stocks were led by the materials sector. In the chemicals industry, lower prices and slowing global demand for chemicals used in applications from car manufacturing to farming weighed on the industry’s profits. The German healthcare sector was another key detractor, as healthcare services providers struggled amid lower insurance coverage rates and changing hospital regulations, while uncertainty surrounding litigation weighed on the pharmaceuticals industry. A sharp drop in industrial production and decreased manufacturing output weighed on the industrials sector. The capital goods industry drove the sector’s weakness, declining alongside lower demand for industrial machinery used for factory automation and car manufacturing.

French and Spanish stocks were moderate detractors, driven by the financials sector. Banks in both countries continued to struggle due to low interest rates and bond yields, key drivers of profitability in the banking industry. To mitigate the effect of low Eurozone interest rates, large French banks increasingly relied on corporate and investment banking, but market volatility dampened those revenues. Banks also faced restructuring costs, which weakened earnings. The French energy sector also weighed on the Index’s performance, hindered by volatile oil and gas prices and contracting refining margins. Crude oil prices declined sharply in late 2018 and remained low for the reporting period, decreasing profitability.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.0%
Industrials	15.2
Consumer Discretionary	13.4
Consumer Staples	11.7
Information Technology	9.8
Health Care	7.7
Materials	7.0
Utilities	6.9
Communication Services	5.3
Energy	5.0
Real Estate	2.0

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
France	35.6%
Germany	27.0
Netherlands	11.7
Spain	9.0
Italy	7.2
Belgium	3.2
Finland	3.1
Ireland	1.7
Austria	0.7
Portugal	0.5

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(11.07)%	0.34%	4.63%	(11.07)%	1.71%	57.21%
Fund Market	(10.82)	0.35	4.59	(10.82)	1.75	56.58
Index	(10.87)	0.51	4.76	(10.87)	2.56	59.14

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$989.00	$2.51		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany declined sharply for the reporting period amid slowing economic growth and intensifying global trade tensions. Muted economic growth during 2018 transitioned to a slight contraction for the second quarter of 2019, sparking fears of recession. A downturn in demand for the country’s exports, particularly of cars and industrial machinery, intensified along with global trade tensions and concerns surrounding Brexit. The disappointing economic conditions raised the probability of an additional ECB interest rate cut and further quantitative easing from the central bank to help stimulate Europe’s largest economy.

The materials sector was the leading detractor from the Index’s return, driven by the chemicals industry. Lower prices and slowing global demand for chemicals used in applications from car manufacturing to farming weighed on the industry’s profits. Escalating trade tensions between the U.S. and China, anxiety over the Brexit resolution, and a more competitive landscape also pressured the industry. The healthcare sector was another key detractor, driven by healthcare services providers and pharmaceuticals companies. Healthcare services providers struggled amid lower insurance coverage rates and changing hospital regulations requiring minimum staffing levels, while the pharmaceuticals industry declined due to uncertainty surrounding litigation.

The industrials sector detracted meaningfully, weighed down by a sharp drop in industrial production and decreased manufacturing output, the lowest level in seven years. The capital goods industry drove the sector’s return, declining alongside lower demand for industrial machinery used for purposes such as factory automation and car manufacturing. Consumer discretionary stocks were constrained by automobile and components manufacturers, among the country’s main exporters, as sales declined due to lower demand for vehicles and parts from China and the U.S. and competition from electric cars.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	17.4%
Financials	16.1
Information Technology	13.7
Industrials	13.2
Health Care	12.4
Materials	9.4
Communication Services	6.0
Utilities	4.2
Real Estate	3.9
Consumer Staples	3.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SAP SE	10.2%
Allianz SE	8.1
Siemens AG	6.6
Bayer AG	6.0
BASF SE	5.3
Deutsche Telekom AG	4.8
adidas AG	4.6
Daimler AG	3.7
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.0
Deutsche Post AG	2.8

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.46%	(0.29)%	(0.50)%	3.46%	(1.44)%	(4.87)%
Fund Market	3.99	(0.20)	(0.49)	3.99	(0.99)	(4.80)
Index	3.65	(0.15)	(0.42)	3.65	(0.77)	(4.14)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,021.10	$2.55		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

Stocks in Italy advanced for the reporting period despite political turmoil, stagnating economic growth, and intensifying global trade tensions. Following two quarters of contraction, the country’s economy expanded modestly in early 2019, before returning to flat growth, prompting speculation about a prolonged recession. Unemployment remained among the highest in the E.U., and Italy’s debt ratio reached levels not seen since WWII, heightening investor concerns about another European debt crisis. Despite the challenging environment, Italian equities gained at the end of the reporting period, advancing on a resolution to the political stalemate.

The utilities sector was the largest contributor to the Index’s return. The electric utilities industry generated strong profit growth, driven by expansion of renewable energy projects amid stricter government regulations aimed at addressing climate change. Investments to upgrade electrical grid infrastructure in Europe and South America also benefited the sector’s return.

On the downside, the energy sector detracted from the Index’s return, declining amid lower oil and gas prices. Concerns about demand weakness due to slowing global growth and a supply glut, which could keep prices low, weighed on performance of integrated oil and gas companies. The energy equipment and services industry also struggled due to slower drilling activity in North America.

Apparel accessories and luxury goods makers were key detractors in the consumer discretionary sector, declining amid concerns about lower demand for high-end clothing and accessories, particularly from Chinese millennials. Anti-trust concerns following a merger also weighed on performance. Weakness in the financials sector was driven by banks, which continued to be pressured by historically low interest rates that limited lending revenues. Banks also struggled amid significant non-performing loans, the highest in the E.U., and large government bond positions, which declined due to political uncertainty.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	29.6%
Utilities	25.1
Energy	13.5
Consumer Discretionary	12.3
Industrials	12.0
Communication Services	3.5
Consumer Staples	2.1
Health Care	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Enel SpA	18.0%
Eni SpA	11.5
Intesa Sanpaolo SpA	9.6
UniCredit SpA	6.3
Assicurazioni Generali SpA	4.4
Fiat Chrysler Automobiles NV	4.3
Ferrari NV	4.3
Atlantia SpA	4.1
CNH Industrial NV	3.8
Snam SpA	3.8

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(7.53)%	(4.57)%	(1.21)%	(7.53)%	(20.85)%	(11.44)%
Fund Market	(7.16)	(4.54)	(1.22)	(7.16)	(20.72)	(11.60)
Index	(7.32)	(4.18)	(1.32)	(7.32)	(19.24)	(12.46)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$928.80	$2.43		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Stocks in Spain declined for the reporting period, amid slowing economic growth and rising political instability. Economic growth, which was among the fastest in Europe for several years, showed signs of stalling. Exports, industrial production, and investment declined together, followed by consumer-focused areas, such as retail spending. On the political front, the ruling party failed to form a coalition government, which also heightened market volatility.

The financials sector, which constituted approximately 37% of the Index on average for the reporting period, was the primary detractor from the Index’s return. The sector’s performance was driven almost entirely by banks, which continued to struggle with the ECB’s negative interest rate policy and low government bond yields. Narrowing net interest margins – the difference between banks’ borrowing costs and their lending revenues – constrained profits, leading to lower interest income. The difficulty of generating profits amid negative short-term interest rates drove heavy restructuring charges for banks as they closed branches and cut jobs. Spanish banks’ exposure to difficulties in foreign markets, including high inflation in Argentina, Turkey’s currency crisis, and the possibility of U.S. tariffs on Mexico, further weighed on the industry’s performance.

The energy and information technology sectors detracted modestly from the Index’s performance. Declining oil prices, lower refining margins, and expectations of lower demand, combined with higher supply, weighed on the energy sector. The information technology sector declined amid lower air bookings for a travel transactions processor.

On the upside, the utilities sector contributed to the Index’s return. Electric utilities focusing on renewable energy generation benefited from increasing efforts to reduce carbon emissions. Technological advances reduced the cost of wind and solar power generation, increasing earnings as international markets posted strong growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	31.5%
Utilities	26.7
Industrials	14.2
Communication Services	10.0
Consumer Discretionary	4.8
Energy	4.7
Information Technology	4.5
Health Care	3.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Iberdrola SA	15.0%
Banco Santander SA	15.0
Telefonica SA	7.3
Banco Bilbao Vizcaya Argentaria SA	7.2
Industria de Diseno Textil SA	4.8
Repsol SA	4.7
Ferrovial SA	4.5
Amadeus IT Group SA	4.5
Aena SME SA	4.2
ACS Actividades de Construccion y Servicios SA	3.7

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	9.07%	4.50%	8.49%	9.07%	24.62%	125.92%
Fund Market	9.89	4.60	8.52	9.89	25.19	126.45
Index	9.31	4.66	8.49	9.31	25.59	125.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,097.60	$2.64		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Stocks in Switzerland advanced strongly for the reporting period, bolstered by the country’s political stability amid turmoil in Europe and less exposure to escalating global trade tensions. Investors turned toward the market’s steady dividends and earnings, typical of the defensive companies that comprise a significant portion of the Swiss market, and the Swiss franc, a currency known for its relative stability. Switzerland’s strong economic expansion moderated during the end of the reporting period, but demand for its export goods, which made up nearly two thirds of the economy, continued to support growth.

The Index’s performance was driven largely by consumer staples and healthcare stocks, sectors with less volatile revenue that tend to be less susceptible to market volatility. In the consumer staples sector, food products companies advanced strongly on rising international sales growth, particularly in the U.S. and Brazil. Higher demand for premium products and increasing prices translated to robust sales of products ranging from coffee and infant nutrition to pet care supplies. Merger and acquisition activity also supported the industry’s gains. Pharmaceuticals stocks drove performance in the healthcare sector, as rising sales of new cancer and multiple sclerosis drugs and higher revenues from biosimilars helped offset pressure from generics and older drugs. Swiss pharmaceuticals companies further benefited from the development and regulatory approval of corrective therapies for disease-causing genetic errors.

On the downside, the consumer discretionary sector detracted modestly from the Index’s return, weighed down by the apparel, accessories, and luxury goods industry. Watchmakers posted lower revenues as they struggled to curb sales of discounted inventory to protect their upscale brands. Declining demand in Hong Kong, a leading export market for Swiss watches, also pressured the sector as pro-democracy protests led to lower tourism and store closings, negatively affecting sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	30.0%
Consumer Staples	25.3
Financials	18.7
Industrials	9.7
Materials	7.4
Consumer Discretionary	5.5
Communication Services	1.3
Information Technology	1.2
Real Estate	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nestle SA	22.7%
Novartis AG	11.1
Roche Holding AG	11.1
Zurich Insurance Group AG	4.5
UBS Group AG	3.5
Cie. Financiere Richemont SA	3.5
ABB Ltd.	3.0
Credit Suisse Group AG	2.6
Swiss Re AG	2.6
Lonza Group AG	2.4

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Austria — 0.7%
ANDRITZ AG	91,101	$3,214,412
Erste Group Bank AG	368,464	11,876,917
OMV AG	179,688	9,183,676
Raiffeisen Bank International AG	179,609	3,933,142
Verbund AG	82,245	4,904,491
voestalpine AG	140,691	3,245,909

		36,358,547

Belgium — 3.2%
Ageas	222,186	11,916,030
Anheuser-Busch InBev SA/NV	929,141	88,201,267
Colruyt SA	69,669	3,572,990
Groupe Bruxelles Lambert SA	97,981	9,167,318
KBC Group NV	303,314	17,583,052
Proximus SADP	184,442	5,461,810
Solvay SA	90,369	9,127,870
Telenet Group Holding NV	57,223	2,857,183
UCB SA	153,123	11,456,499
Umicore SA	240,001	7,656,803

		167,000,822

Finland — 3.1%
Elisa OYJ	172,710	8,703,410
Fortum OYJ	540,610	11,912,889
Kone OYJ, Class B	414,468	24,008,370
Metso OYJ	128,341	4,816,715
Neste OYJ	515,061	16,244,921
Nokia OYJ	6,872,536	34,053,928
Nokian Renkaat OYJ(a)	151,026	4,141,303
Orion OYJ, Class B	128,309	4,771,711
Sampo OYJ, Class A	538,531	21,433,090
Stora Enso OYJ, Class R	709,216	7,943,015
UPM-Kymmene OYJ	649,961	17,550,670
Wartsila OYJ Abp	540,231	6,636,438

		162,216,460

France — 35.4%
Accor SA	225,241	9,738,312
Aeroports de Paris	36,065	6,239,475
Air Liquide SA	523,827	73,059,889
Airbus SE	711,619	98,225,253
Alstom SA	192,371	8,234,554
Amundi SA(b)	73,505	4,707,090
Arkema SA	83,875	7,367,220
Atos SE	119,847	9,090,887
AXA SA	2,359,183	54,221,311
BioMerieux	51,035	4,156,160
BNP Paribas SA	1,371,621	61,983,272
Bollore SA	1,057,889	4,499,231
Bouygues SA	271,079	10,314,065
Bureau Veritas SA	348,487	8,350,864
Capgemini SE	194,078	23,328,455
Carrefour SA	719,386	12,279,470
Casino Guichard Perrachon SA(c)	66,245	2,794,073
Cie. de Saint-Gobain	600,827	21,715,706
Cie. Generale des Etablissements Michelin SCA	208,695	21,971,306
CNP Assurances	207,521	3,775,357
Covivio	55,222	5,886,721
Credit Agricole SA	1,398,142	15,997,524
Danone SA	752,949	67,545,419
Dassault Aviation SA	3,073	4,379,079

Security	Shares	Value
France (continued)
Dassault Systemes SE	160,310	$22,623,779
Edenred	291,248	14,208,643
Eiffage SA	95,325	9,893,000
Electricite de France SA	732,287	8,923,160
Engie SA	2,227,819	33,918,058
EssilorLuxottica SA	345,641	51,100,539
Eurazeo SE	48,992	3,245,239
Eurofins Scientific SE(c)	13,950	6,396,919
Eutelsat Communications SA	217,955	3,797,163
Faurecia SE	93,205	4,080,020
Gecina SA	55,589	8,827,547
Getlink SE	534,169	7,529,646
Hermes International	38,642	26,426,347
ICADE	36,177	3,205,122
Iliad SA	32,212	3,378,493
Imerys SA	44,172	1,804,708
Ingenico Group SA	73,061	7,257,350
Ipsen SA	45,781	4,819,801
JCDecaux SA	89,017	2,384,089
Kering SA	92,460	44,842,223
Klepierre SA	248,406	7,593,946
Legrand SA	325,358	23,010,059
L’Oreal SA	308,142	84,360,269
LVMH Moet Hennessy Louis Vuitton SE	338,769	135,200,340
Natixis SA	1,144,578	4,439,363
Orange SA	2,432,777	36,971,521
Pernod Ricard SA	258,932	49,530,359
Peugeot SA	719,556	16,109,717
Publicis Groupe SA	257,358	12,362,584
Remy Cointreau SA	27,468	4,156,231
Renault SA	233,836	13,431,821
Safran SA	399,106	58,081,973
Sanofi	1,371,949	118,028,295
Sartorius Stedim Biotech	33,575	5,206,005
Schneider Electric SE	670,684	56,251,073
SCOR SE	197,828	7,906,070
SEB SA	27,462	4,279,318
SES SA	442,757	7,145,575
Societe BIC SA	32,022	2,048,852
Societe Generale SA	937,228	23,795,581
Sodexo SA	107,587	12,215,307
STMicroelectronics NV	830,880	14,754,482
Suez	415,015	6,455,623
Teleperformance	71,442	15,624,955
Thales SA	129,656	15,013,703
TOTAL SA	2,915,622	145,739,520
Ubisoft Entertainment SA(a)	101,737	8,219,098
Unibail — Rodamco-Westfield	168,344	22,079,810
Valeo SA(c)	292,494	8,001,188
Veolia Environnement SA	656,879	15,733,689
Vinci SA	622,262	68,183,972
Vivendi SA	1,117,644	31,299,384
Wendel SA	33,638	4,723,091
Worldline SA/France(a)(b)	99,918	6,910,179

		1,853,385,492
Germany — 25.3%
1&1 Drillisch AG(c)	64,871	1,783,122
adidas AG	219,954	65,327,907
Allianz SE, Registered	517,589	114,283,978
Aroundtown SA	1,106,268	9,217,489

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Axel Springer SE(a)(c)	59,103	$4,067,949
BASF SE	1,120,005	74,226,345
Bayer AG, Registered	1,137,160	84,329,712
Bayerische Motoren Werke AG	404,102	27,061,504
Beiersdorf AG	122,917	15,498,989
Brenntag AG	187,557	9,052,962
Carl Zeiss Meditec AG, Bearer	48,874	5,645,980
Commerzbank AG	1,217,173	6,915,184
Continental AG	133,791	16,171,747
Covestro AG(b)	211,353	9,587,075
Daimler AG, Registered	1,108,887	52,149,716
Delivery Hero SE(a)(b)	139,236	7,047,215
Deutsche Bank AG, Registered(c)	2,400,888	17,376,223
Deutsche Boerse AG	231,697	34,127,159
Deutsche Lufthansa AG, Registered	288,437	4,440,625
Deutsche Post AG, Registered	1,206,244	39,718,450
Deutsche Telekom AG, Registered	4,064,308	67,925,034
Deutsche Wohnen SE	433,963	15,417,111
E.ON SE	2,686,119	25,010,639
Evonik Industries AG	229,284	5,852,927
Fraport AG Frankfurt Airport Services Worldwide	51,168	4,281,379
Fresenius Medical Care AG & Co. KGaA	263,449	17,755,541
Fresenius SE & Co. KGaA	509,214	24,763,689
GEA Group AG	186,453	5,036,779
Hannover Rueck SE	73,532	11,725,487
HeidelbergCement AG	180,793	12,551,157
Henkel AG & Co. KGaA	126,815	11,738,005
HOCHTIEF AG	30,103	3,280,284
HUGO BOSS AG	76,910	4,292,451
Infineon Technologies AG	1,525,508	26,456,100
Innogy SE	170,910	7,095,692
KION Group AG	78,856	3,820,099
Knorr-Bremse AG	58,738	5,497,597
LANXESS AG	105,756	6,370,570
Merck KGaA	157,601	16,880,261
METRO AG	224,603	3,482,604
MTU Aero Engines AG	63,307	17,310,690
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	175,988	42,230,500
Puma SE	100,740	7,660,402
QIAGEN NV(a)	279,484	9,728,982
RTL Group SA	46,328	2,162,173
RWE AG	665,047	18,976,044
SAP SE	1,198,441	143,328,454
Siemens AG, Registered	932,856	93,433,635
Siemens Healthineers AG(b)	181,838	7,150,895
Symrise AG	157,180	14,699,183
Telefonica Deutschland Holding AG	1,075,180	2,742,241
thyssenkrupp AG(c)	492,675	6,030,536
Uniper SE	244,359	7,419,097
United Internet AG, Registered(d)	149,324	4,900,403
Volkswagen AG	39,934	6,528,433
Vonovia SE	619,283	30,893,940
Wirecard AG	143,453	22,922,553
Zalando SE(a)(b)	152,358	7,550,291

		1,322,931,189

Ireland — 1.7%
AIB Group PLC	1,000,015	2,535,116
Bank of Ireland Group PLC	1,178,524	4,493,155
CRH PLC	987,000	32,912,355

Security	Shares	Value
Ireland (continued)
Flutter Entertainment PLC(a)	95,271	$7,852,003
Irish Bank Resolution Corp. Ltd.(a)(e)	446,666	5
Kerry Group PLC, Class A	193,631	23,093,474
Kingspan Group PLC	186,311	8,522,969
Smurfit Kappa Group PLC	273,914	8,464,237

		87,873,314

Italy — 7.1%
Assicurazioni Generali SpA	1,339,796	24,300,668
Atlantia SpA	606,224	14,800,785
CNH Industrial NV	1,234,510	12,711,364
Davide Campari-Milano SpA	705,180	6,620,340
Enel SpA	9,917,859	72,019,948
Eni SpA	3,099,066	46,687,740
Ferrari NV	148,638	23,440,065
Fiat Chrysler Automobiles NV	1,319,949	17,207,644
FinecoBank Banca Fineco SpA	748,432	7,729,449
Intesa Sanpaolo SpA	18,148,754	39,836,725
Leonardo SpA	497,434	6,097,005
Mediobanca Banca di Credito Finanziario SpA	751,726	7,458,823
Moncler SpA	220,244	8,268,315
Pirelli & C SpA(b)	502,787	2,616,205
Poste Italiane SpA(b)	634,867	6,832,067
Prysmian SpA	298,692	6,547,443
Recordati SpA	126,488	5,552,295
Snam SpA	2,483,824	12,579,697
Telecom Italia SpA/Milano(a)	11,225,715	5,988,307
Tenaris SA	575,364	6,281,705
Terna Rete Elettrica Nazionale SpA	1,722,246	10,829,720
UniCredit SpA	2,451,056	27,154,209

		371,560,519

Netherlands — 11.7%
ABN AMRO Bank NV, CVA(b)	518,591	9,243,227
Adyen NV(a)(b)	12,597	9,139,168
Aegon NV	2,163,767	8,251,804
AerCap Holdings NV(a)	153,204	8,214,799
Akzo Nobel NV	276,931	24,845,928
ArcelorMittal	808,969	11,663,364
ASML Holding NV	519,053	115,607,542
EXOR NV	131,726	8,921,391
Heineken Holding NV	140,499	13,917,471
Heineken NV	316,072	33,679,669
ING Groep NV	4,751,284	45,505,762
Koninklijke Ahold Delhaize NV	1,443,452	33,834,669
Koninklijke DSM NV	221,424	27,578,664
Koninklijke KPN NV	4,356,236	13,816,239
Koninklijke Philips NV	1,129,413	53,338,909
Koninklijke Vopak NV	85,265	4,071,421
NN Group NV	372,403	12,491,915
NXP Semiconductors NV(c)	347,755	35,519,696
Randstad NV	144,579	6,758,788
Unilever NV	1,777,317	110,468,341
Wolters Kluwer NV	341,090	24,610,974

		611,479,741

Portugal — 0.5%
EDP — Energias de Portugal SA	3,110,529	11,776,766
Galp Energia SGPS SA	612,764	8,812,971
Jeronimo Martins SGPS SA	305,819	5,055,116

		25,644,853

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Spain — 8.9%
ACS Actividades de Construccion y Servicios SA	319,138	$12,079,362
Aena SME SA(b)	82,241	14,853,136
Amadeus IT Group SA	533,861	39,837,083
Banco Bilbao Vizcaya Argentaria SA	8,135,181	38,603,763
Banco de Sabadell SA	6,844,593	5,870,289
Banco Santander SA	19,798,980	75,004,478
Bankia SA	1,515,339	2,755,134
Bankinter SA	816,104	4,761,496
CaixaBank SA	4,365,792	9,908,935
Cellnex Telecom SA(b)	237,990	9,539,948
Enagas SA	278,763	6,095,242
Endesa SA	387,454	9,971,599
Ferrovial SA	593,168	16,898,964
Grifols SA	362,655	11,501,966
Iberdrola SA	7,322,396	75,412,553
Industria de Diseno Textil SA	1,330,293	41,195,384
Mapfre SA	1,308,829	3,413,112
Naturgy Energy Group SA	365,726	9,585,587
Red Electrica Corp. SA	532,045	10,619,702
Repsol SA	1,771,926	25,796,630
Siemens Gamesa Renewable Energy SA	296,643	4,045,908
Telefonica SA	5,698,187	39,539,585

		467,289,856

United Kingdom — 0.3%
Coca-Cola European Partners PLC	286,851	16,161,185

Total Common Stocks — 97.9% (Cost: $6,145,193,171)		5,121,901,978

Preferred Stocks

Germany — 1.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	67,478	3,633,766
Fuchs Petrolub SE, Preference Shares, NVS	84,203	2,946,914
Henkel AG & Co. KGaA, Preference Shares, NVS	216,903	21,760,550
Porsche Automobil Holding SE, Preference Shares, NVS	187,632	11,790,293
Sartorius AG, Preference Shares, NVS	43,249	8,663,526
Volkswagen AG, Preference Shares, NVS	226,563	36,452,317

		85,247,366

Security	Shares	Value
Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	7,387,184	$3,769,009

Total Preferred Stocks — 1.7% (Cost: $132,299,536)		89,016,375

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	40,300,373	40,320,523
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	2,795,000	2,795,000

		43,115,523

Total Short-Term Investments — 0.8% (Cost: $43,104,486)		43,115,523

Total Investments in Securities — 100.4% (Cost: $6,320,597,193)		5,254,033,876

Other Assets, Less Liabilities — (0.4)%		(22,522,704)

Net Assets — 100.0%		$5,231,511,172

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	80,281,282	(39,980,909)	40,300,373	$40,320,523	$1,342,201	(b)	$5,676		$(690)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,873,964	921,036	2,795,000	2,795,000	80,594		—		—

				$43,115,523	$1,422,795		$5,676		$(690)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	637	09/20/19	$23,984	$ 283,382

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$283,382

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,835,802)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,138,310

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,753,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,121,901,973	$—	$5	$5,121,901,978
Preferred Stocks	89,016,375	—	—	89,016,375
Money Market Funds	43,115,523	—	—	43,115,523

	$5,254,033,871	$—	$5	$5,254,033,876

Derivative financial instruments(a)
Assets
Futures Contracts	$283,382	$—	$—	$283,382

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 1.2%
MTU Aero Engines AG	89,709	$24,530,063

Air Freight & Logistics — 2.8%
Deutsche Post AG, Registered	1,703,457	56,090,369

Airlines — 0.3%
Deutsche Lufthansa AG, Registered	409,889	6,310,436

Auto Components — 1.2%
Continental AG	189,762	22,937,141

Automobiles — 6.1%
Bayerische Motoren Werke AG	569,857	38,161,622
Daimler AG, Registered	1,566,384	73,665,289
Volkswagen AG	56,002	9,155,239

		120,982,150

Banks — 0.5%
Commerzbank AG	1,728,257	9,818,831

Capital Markets — 3.6%
Deutsche Bank AG, Registered(a)	3,387,016	24,513,241
Deutsche Boerse AG	327,096	48,178,687

		72,691,928

Chemicals — 7.8%
BASF SE	1,582,086	104,849,944
Covestro AG(b)	299,927	13,604,835
Evonik Industries AG	321,571	8,208,735
LANXESS AG	149,997	9,035,576
Symrise AG	220,981	20,665,735

		156,364,825

Construction & Engineering — 0.2%
HOCHTIEF AG	42,671	4,649,803

Construction Materials — 0.9%
HeidelbergCement AG	256,720	17,822,222

Diversified Telecommunication Services — 5.3%
Deutsche Telekom AG, Registered	5,741,136	95,949,140
Telefonica Deutschland Holding AG	1,539,470	3,926,410
United Internet AG, Registered(c)	212,176	6,963,033

		106,838,583

Food & Staples Retailing — 0.2%
METRO AG	310,601	4,816,055

Health Care Equipment & Supplies — 0.9%
Carl Zeiss Meditec AG, Bearer	69,438	8,021,556
Siemens Healthineers AG(b)	258,783	10,176,807

		18,198,363

Health Care Providers & Services — 3.0%
Fresenius Medical Care AG & Co. KGaA	370,586	24,976,200
Fresenius SE & Co. KGaA	717,910	34,912,826

		59,889,026

Household Products — 0.8%
Henkel AG & Co. KGaA	179,283	16,594,446

Independent Power and Renewable Electricity Producers — 0.5%
Uniper SE(a)	347,211	10,541,834

Industrial Conglomerates — 6.6%
Siemens AG, Registered	1,317,721	131,981,209

Security	Shares	Value
Insurance — 11.9%
Allianz SE, Registered	731,137	$161,435,511
Hannover Rueck SE	104,024	16,587,771
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	248,610	59,657,048

		237,680,330

Internet & Direct Marketing Retail — 1.0%
Delivery Hero SE(b)(d)	194,041	9,821,085
Zalando SE(a)(b)(d)	216,220	10,715,052

		20,536,137

IT Services — 1.6%
Wirecard AG	201,937	32,267,792

Life Sciences Tools & Services — 0.7%
QIAGEN NV(d)	398,207	13,861,790

Machinery — 1.0%
GEA Group AG	264,671	7,149,733
KION Group AG	112,048	5,428,052
Knorr-Bremse AG	83,435	7,809,119

		20,386,904

Media — 0.5%
Axel Springer SE(a)(d)	84,410	5,809,782
RTL Group SA	66,451	3,101,333

		8,911,115

Metals & Mining — 0.4%
thyssenkrupp AG(a)	698,073	8,544,689

Multi-Utilities — 3.6%
E.ON SE	3,788,443	35,274,454
Innogy SE, New(b)	21,049	1,049,832
Innogy SE	217,805	9,042,638
RWE AG	943,542	26,922,450

		72,289,374

Personal Products — 1.1%
Beiersdorf AG	173,895	21,926,964

Pharmaceuticals — 7.1%
Bayer AG, Registered	1,606,321	119,121,837
Merck KGaA	222,044	23,782,595

		142,904,432

Real Estate Management & Development — 3.9%
Aroundtown SA	1,560,055	12,998,468
Deutsche Wohnen SE	613,386	21,791,351
Vonovia SE	874,848	43,643,215

		78,433,034

Semiconductors & Semiconductor Equipment — 1.9%
Infineon Technologies AG	2,153,048	37,339,204

Software — 10.1%
SAP SE	1,692,888	202,462,215

Textiles, Apparel & Luxury Goods — 5.5%
adidas AG	310,697	92,279,225
HUGO BOSS AG	109,316	6,101,074
Puma SE	143,096	10,881,208

		109,261,507

Trading Companies & Distributors — 0.7%
Brenntag AG	266,543	12,865,441

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Transportation Infrastructure — 0.3%
Fraport AG Frankfurt Airport Services Worldwide	71,790	$6,006,883

Wireless Telecommunication Services — 0.1%
1&1 Drillisch AG(a)	90,683	2,492,622

Total Common Stocks — 93.3% (Cost: $2,463,710,301)		1,869,227,717

Preferred Stocks

Automobiles — 3.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	95,925	5,165,669
Porsche Automobil Holding SE, Preference Shares, NVS	264,159	16,599,045
Volkswagen AG, Preference Shares, NVS	319,570	51,416,458

		73,181,172

Chemicals — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	119,889	4,195,842

Health Care Equipment & Supplies — 0.6%
Sartorius AG, Preference Shares, NVS	60,907	12,200,731

Household Products — 1.5%
Henkel AG & Co. KGaA, Preference Shares, NVS	307,344	30,833,942

Total Preferred Stocks — 6.0% (Cost: $169,155,889)		120,411,687

Security	Shares	Value
Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	39,070,907	$39,090,443
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	839,000	839,000

		39,929,443

Total Short-Term Investments — 2.0% (Cost: $39,925,183)		39,929,443

Total Investments in Securities — 101.3% (Cost: $2,672,791,373)		2,029,568,847

Other Assets, Less Liabilities — (1.3)%		(26,884,162)

Net Assets — 100.0%		$2,002,684,685

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	62,176,709	(23,105,802)	39,070,907	$39,090,443	$607,670	(b)	$9,410		$2,468
BlackRock Cash Funds: Treasury, SL Agency Shares	247,268	591,732	839,000	839,000	29,396		—		—

				$39,929,443	$637,066		$9,410		$2,468

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	39	09/20/19	$12,791	$(167,910)

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$167,910

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(855,178)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$399,000

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,565,547

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,869,227,717	$—	$—	$1,869,227,717
Preferred Stocks	120,411,687	—	—	120,411,687
Money Market Funds	39,929,443	—	—	39,929,443

	$2,029,568,847	$—	$—	$2,029,568,847

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(167,910)	$—	$—	$(167,910)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments August 31, 2019	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 2.0%
Leonardo SpA	374,056	$4,584,772

Auto Components — 1.0%
Pirelli & C SpA(a)	465,757	2,423,523

Automobiles — 8.6%
Ferrari NV	64,073	10,104,248
Fiat Chrysler Automobiles NV	784,072	10,221,632

		20,325,880

Banks — 20.1%
FinecoBank Banca Fineco SpA	401,019	4,141,533
Intesa Sanpaolo SpA	10,324,096	22,661,510
Mediobanca Banca di Credito Finanziario SpA	571,027	5,665,880
UniCredit SpA	1,343,947	14,889,018

		47,357,941

Beverages — 2.2%
Davide Campari-Milano SpA	539,273	5,062,779

Diversified Financial Services — 2.8%
EXOR NV	97,465	6,601,000

Diversified Telecommunication Services — 2.0%
Telecom Italia SpA/Milano(b)	8,898,054	4,746,627

Electric Utilities — 21.2%
Enel SpA	5,825,122	42,299,955
Terna Rete Elettrica Nazionale SpA	1,222,440	7,686,871

		49,986,826

Electrical Equipment — 2.2%
Prysmian SpA	233,498	5,118,365

Energy Equipment & Services — 2.0%
Tenaris SA	429,981	4,694,443

Gas Utilities — 3.8%
Snam SpA	1,762,104	8,924,438

Insurance — 6.6%
Assicurazioni Generali SpA	564,260	10,234,316
Poste Italiane SpA(a)	494,171	5,317,979

		15,552,295

Machinery — 3.8%
CNH Industrial NV	867,370	8,931,038

Security	Shares	Value
Oil, Gas & Consumable Fuels — 11.4%
Eni SpA	1,787,669	$26,931,413

Pharmaceuticals — 1.9%
Recordati SpA	104,361	4,581,012

Textiles, Apparel & Luxury Goods — 2.6%
Moncler SpA	160,918	6,041,121

Transportation Infrastructure — 4.1%
Atlantia SpA	392,958	9,593,957

Total Common Stocks — 98.3% (Cost: $277,972,307)		231,457,430

Preferred Stocks

Diversified Telecommunication Services — 1.5%
Telecom Italia SpA/Milano, Preference Shares, NVS	6,689,391	3,412,989

Total Preferred Stocks — 1.5% (Cost: $5,150,077)		3,412,989

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	103,000	103,000

Total Short-Term Investments — 0.0% (Cost: $103,000)		103,000

Total Investments in Securities — 99.8% (Cost: $283,225,384)		234,973,419

Other Assets, Less Liabilities — 0.2%		483,342

Net Assets — 100.0%		$235,456,761

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,072,916	(9,072,916)	—	$—	$11,385	(b)	$29		$(704)
BlackRock Cash Funds: Treasury, SL Agency Shares	142,515	(39,515)	103,000	103,000	5,493		—		—

				$103,000	$16,878		$29		$(704)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Italy ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/MIB Index	3	09/20/19	$352	$(6,223)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,223

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(166,876)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$24,526

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$543,351

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$231,457,430	$—	$—	$231,457,430
Preferred Stocks	3,412,989	—	—	3,412,989
Money Market Funds	103,000	—	—	103,000

	$234,973,419	$—	$—	$234,973,419

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(6,223)	$—	$—	$(6,223)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments August 31, 2019	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 29.9%
Banco Bilbao Vizcaya Argentaria SA	12,451,743	$59,087,086
Banco de Sabadell SA	18,976,996	16,275,688
Banco Santander SA	32,700,862	123,880,679
Bankia SA	5,685,022	10,336,301
Bankinter SA	2,377,612	13,871,993
CaixaBank SA	10,127,433	22,985,995

		246,437,742

Biotechnology — 3.6%
Grifols SA	945,541	29,988,779

Construction & Engineering — 8.2%
ACS Actividades de Construccion y Servicios SA	794,965	30,089,396
Ferrovial SA	1,310,131	37,324,765

		67,414,161

Diversified Telecommunication Services — 10.0%
Cellnex Telecom SA(a)	557,973	22,366,627
Telefonica SA	8,686,931	60,278,410

		82,645,037

Electric Utilities — 21.6%
Endesa SA	1,047,902	26,969,029
Iberdrola SA	12,041,481	124,013,892
Red Electrica Corp. SA	1,377,698	27,499,068

		178,481,989

Electrical Equipment — 1.8%
Siemens Gamesa Renewable Energy SA	1,063,534	14,505,521

Gas Utilities — 5.0%
Enagas SA	752,053	16,443,879
Naturgy Energy Group SA	956,154	25,060,558

		41,504,437

Insurance — 1.6%
Mapfre SA	5,096,821	13,291,286

Security	Shares	Value
IT Services — 4.5%
Amadeus IT Group SA	495,761	$36,994,034

Oil, Gas & Consumable Fuels — 4.7%
Repsol SA	2,637,540	38,398,693

Specialty Retail — 4.8%
Industria de Diseno Textil SA	1,283,171	39,736,150

Transportation Infrastructure — 4.2%
Aena SME SA(a)	193,652	34,974,520

Total Common Stocks — 99.9% (Cost: $1,160,391,672)		824,372,349

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	419,000	419,000

Total Short-Term Investments — 0.0% (Cost: $419,000)		419,000

Total Investments in Securities — 99.9% (Cost: $1,160,810,672)		824,791,349

Other Assets, Less Liabilities — 0.1%		419,799

Net Assets — 100.0%		$825,211,148

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,678,549	(19,678,549)	—	$—	$23,077	(b)	$820		$(7)
BlackRock Cash Funds: Treasury, SL Agency Shares	345,951	73,049	419,000	419,000	21,267		—		—

				$419,000	$44,344		$820		$(7)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	14	09/20/19	$1,356	$23,886

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Spain ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$23,886

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(362,085)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$48,854

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,521,163

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$824,372,349	$—	$—	$824,372,349
Money Market Funds	419,000	—	—	419,000

	$824,791,349	$—	$—	$824,791,349

Derivative financial instruments(a)
Assets
Futures Contracts	$23,886	$—	$—	$23,886

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments August 31, 2019	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Building Products — 1.6%
Geberit AG, Registered	40,251	$18,310,147

Capital Markets — 8.5%
Credit Suisse Group AG, Registered	2,542,500	29,717,533
Julius Baer Group Ltd.	289,179	11,436,226
Partners Group Holding AG	20,738	16,821,789
UBS Group AG, Registered	3,704,838	39,128,361

		97,103,909

Chemicals — 5.3%
Clariant AG, Registered	376,885	6,940,062
EMS-Chemie Holding AG, Registered	13,226	7,866,493
Givaudan SA, Registered	9,382	25,373,927
Sika AG, Registered	136,447	19,595,855

		59,776,337

Construction Materials — 2.1%
LafargeHolcim Ltd., Registered	498,462	23,561,643

Diversified Financial Services — 0.6%
Pargesa Holding SA, Bearer	84,858	6,204,938

Diversified Telecommunication Services — 1.3%
Swisscom AG, Registered	29,867	14,914,634

Electrical Equipment — 3.0%
ABB Ltd., Registered	1,796,834	34,049,864

Food Products — 24.9%
Barry Callebaut AG, Registered	3,752	7,675,019
Chocoladefabriken Lindt & Spruengli AG, Participation
Certificates, NVS	1,410	10,438,375
Chocoladefabriken Lindt & Spruengli AG, Registered	132	10,859,366
Nestle SA, Registered	2,271,308	254,803,364

		283,776,124

Health Care Equipment & Supplies — 4.5%
Alcon Inc.(a)	421,093	25,662,649
Sonova Holding AG, Registered	63,861	14,825,279
Straumann Holding AG, Registered	13,456	10,547,752

		51,035,680

Insurance — 9.4%
Baloise Holding AG, Registered	62,154	10,597,180
Swiss Life Holding AG, Registered	37,339	17,710,033
Swiss Re AG	300,629	28,912,887
Zurich Insurance Group AG	140,562	50,033,793

		107,253,893

Life Sciences Tools & Services — 2.3%
Lonza Group AG, Registered	75,146	26,566,346

Machinery — 1.7%
Schindler Holding AG, Participation Certificates, NVS	52,237	11,931,439

Security	Shares	Value
Machinery (continued)
Schindler Holding AG, Registered	34,437	$7,810,059

		19,741,498

Marine — 0.9%
Kuehne + Nagel International AG, Registered	72,069	10,492,233

Pharmaceuticals — 22.8%
Novartis AG, Registered	1,385,676	124,654,122
Roche Holding AG, NVS	455,701	124,627,511
Vifor Pharma AG	62,642	9,933,326

		259,214,959

Professional Services — 2.3%
Adecco Group AG, Registered	206,543	10,867,278
SGS SA, Registered	6,144	15,089,110

		25,956,388

Real Estate Management & Development — 0.9%
Swiss Prime Site AG, Registered	104,292	10,382,295

Software — 1.2%
Temenos AG, Registered	78,632	13,176,194

Specialty Retail — 0.6%
Dufry AG, Registered	83,107	6,739,609

Textiles, Apparel & Luxury Goods — 4.9%
Cie. Financiere Richemont SA, Registered	501,121	38,896,450
Swatch Group AG (The), Bearer	38,843	10,524,845
Swatch Group AG (The), Registered	120,942	6,178,805

		55,600,100

Total Common Stocks — 98.8% (Cost: $1,081,045,297)		1,123,856,791

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	516,000	516,000

Total Short-Term Investments — 0.0% (Cost: $516,000)		516,000

Total Investments in Securities — 98.8% (Cost: $1,081,561,297)		1,124,372,791

Other Assets, Less Liabilities — 1.2%		13,662,966

Net Assets — 100.0%		$1,138,035,757

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,419,657	(5,419,657)	—	$—	$77,143	(b)	$439		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	404,567	111,433	516,000	516,000	12,453		—		—

				$516,000	$89,596		$439		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	375	09/20/19	$14,119	$172,893

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$172,893

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$284,875

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$359,895

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,528,370

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Switzerland ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,123,856,791	$—	$—	$1,123,856,791
Money Market Funds	516,000	—	—	516,000

	$1,124,372,791	$—	$—	$1,124,372,791

Derivative financial instruments(a)
Assets
Futures Contracts	$172,893	$—	$—	$172,893

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,210,918,353	$1,989,639,404	$234,870,419	$824,372,349
Affiliated(c)	43,115,523	39,929,443	103,000	419,000
Cash	217	865	163	999
Foreign currency, at value(d)	7,582,986	2,922,618	546,140	1,304,588
Foreign currency collateral pledged:
Futures contracts(e)	1,671,697	903,245	36,341	124,772
Receivables:
Securities lending income — Affiliated	64,780	29,982	—	—
Variation margin on futures contracts	55,189	79,775	—	49
Dividends	1,970,245	46,745	183	1,021
Tax reclaims	8,748,200	9,102,021	—	44,946
Foreign withholding tax claims	1,112	—	—	—

Total assets	5,274,128,302	2,042,654,098	235,556,246	826,267,724

LIABILITIES
Collateral on securities loaned, at value	40,325,922	39,100,142	—	—
Payables:
Variation margin on futures contracts	—	—	986	—
Capital shares redeemed	—	—	—	653,399
Investment advisory fees	2,253,165	869,271	98,499	403,177
Professional fees	38,043	—	—	—

Total liabilities	42,617,130	39,969,413	99,485	1,056,576

NET ASSETS	$5,231,511,172	$2,002,684,685	$235,456,761	$825,211,148

NET ASSETS CONSIST OF:
Paid-in capital	$6,859,836,943	$2,859,672,528	$474,268,491	$1,323,085,740
Accumulated loss	(1,628,325,771)	(856,987,843)	(238,811,730)	(497,874,592)

NET ASSETS	$5,231,511,172	$2,002,684,685	$235,456,761	$825,211,148

Shares outstanding	138,000,000	76,200,000	8,775,000	30,900,000

Net asset value	$37.91	$26.28	$26.83	$26.71

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$38,800,349	$37,177,554	$—	$—
(b) Investments, at cost — Unaffiliated	$6,277,492,707	$2,632,866,190	$283,122,384	$1,160,391,672
(c) Investments, at cost — Affiliated	$43,104,486	$39,925,183	$103,000	$419,000
(d) Foreign currency, at cost	$7,628,552	$2,936,179	$548,863	$1,310,807
(e) Foreign currency collateral pledged, at cost	$1,702,797	$922,082	$36,998	$126,280

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$1,123,856,791
Affiliated(b)	516,000
Cash	320
Foreign currency, at value(c)	1,067,836
Foreign currency collateral pledged:
Futures contracts(d)	978,351
Receivables:
Variation margin on futures contracts	32,400
Dividends	906
Tax reclaims	12,073,341

Total assets	1,138,525,945

LIABILITIES
Payables:
Investment advisory fees	490,188

Total liabilities	490,188

NET ASSETS	$1,138,035,757

NET ASSETS CONSIST OF:
Paid-in capital	$1,156,806,002
Accumulated loss	(18,770,245)

NET ASSETS	$1,138,035,757

Shares outstanding	30,500,000

Net asset value	$37.31

Shares authorized	318.625 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$1,081,045,297
(b) Investments, at cost — Affiliated	$516,000
(c) Foreign currency, at cost	$1,074,291
(d) Foreign currency collateral pledged, at cost	$996,296

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$234,851,841	$80,421,305	$13,015,794	$29,984,531
Dividends — Affiliated	80,594	29,396	5,493	21,267
Non-cash dividends — Unaffiliated	15,461,103	—	—	13,209,730
Securities lending income — Affiliated — net	1,342,201	607,670	11,385	23,077
Other income — Unaffiliated	82,567	—	—	—
Foreign taxes withheld	(29,474,395)	(10,409,300)	(1,585,714)	(4,484,075)
Foreign withholding tax claims	3,484	—	—	161,525

Total investment income	222,347,395	70,649,071	11,446,958	38,916,055

EXPENSES
Investment advisory fees	33,996,993	12,149,254	1,343,787	4,646,678
Professional fees	13,905	—	—	—

Total expenses	34,010,898	12,149,254	1,343,787	4,646,678

Net investment income	188,336,497	58,499,817	10,103,171	34,269,377

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(91,497,907)	(64,608,424)	(9,852,380)	(30,568,779)
Investments — Affiliated	5,676	9,410	29	820
In-kind redemptions — Unaffiliated	(161,825,280)	(19,974,977)	(32,200,316)	2,725,297
Futures contracts	(1,835,802)	(855,178)	(166,876)	(362,085)
Foreign currency transactions	(1,133,273)	(328,900)	(31,049)	(127,414)

Net realized loss	(256,286,586)	(85,758,069)	(42,250,592)	(28,332,161)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(541,990,395)	(329,123,842)	35,963,719	(96,484,086)
Investments — Affiliated	(690)	2,468	(704)	(7)
Futures contracts	1,138,310	399,000	24,526	48,854
Foreign currency translations	(732,980)	(396,810)	(3,281)	(5,109)

Net change in unrealized appreciation (depreciation)	(541,585,755)	(329,119,184)	35,984,260	(96,440,348)

Net realized and unrealized loss	(797,872,341)	(414,877,253)	(6,266,332)	(124,772,509)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(609,535,844)	$(356,377,436)	$3,836,839	$(90,503,132)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$30,329,604
Dividends — Affiliated	12,453
Securities lending income — Affiliated — net	77,143
Foreign taxes withheld	(4,969,646)

Total investment income	25,449,554

EXPENSES
Investment advisory fees	4,921,583

Total expenses	4,921,583

Net investment income	20,527,971

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,697,899)
Investments — Affiliated	439
In-kind redemptions — Unaffiliated	21,560,233
Futures contracts	284,875
Foreign currency transactions	(35,382)

Net realized gain	4,112,266

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	53,669,681
Futures contracts	359,895
Foreign currency translations	(175,155)

Net change in unrealized appreciation (depreciation)	53,854,421

Net realized and unrealized gain	57,966,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,494,658

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$188,336,497	$324,772,803	$58,499,817	$84,698,325
Net realized gain (loss)	(256,286,586)	847,344,521	(85,758,069)	223,956,630
Net change in unrealized appreciation (depreciation)	(541,585,755)	(880,284,404)	(329,119,184)	(168,754,739)

Net increase (decrease) in net assets resulting from operations	(609,535,844)	291,832,920	(356,377,436)	139,900,216

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(193,219,136)	(344,359,197)	(58,677,042)	(97,497,098)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,523,968,012)	(3,675,455,483)	(933,488,410)	(1,501,075,041)

NET ASSETS(b)
Total decrease in net assets	(4,326,722,992)	(3,727,981,760)	(1,348,542,888)	(1,458,671,923)
Beginning of year	9,558,234,164	13,286,215,924	3,351,227,573	4,809,899,496

End of year	$5,231,511,172	$9,558,234,164	$2,002,684,685	$3,351,227,573

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets  (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,103,171	$18,032,993	$34,269,377	$32,625,317
Net realized gain (loss)	(42,250,592)	49,680,629	(28,332,161)	88,638,494
Net change in unrealized appreciation (depreciation)	35,984,260	(89,135,199)	(96,440,348)	(227,334,339)

Net increase (decrease) in net assets resulting from operations	3,836,839	(21,421,577)	(90,503,132)	(106,070,528)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(10,603,637)	(17,400,893)	(32,499,998)	(31,909,333)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(163,401,382)	(396,183,016)	72,772,356	(515,111,708)

NET ASSETS(b)
Total decrease in net assets	(170,168,180)	(435,005,486)	(50,230,774)	(653,091,569)
Beginning of year	405,624,941	840,630,427	875,441,922	1,528,533,491

End of year	$235,456,761	$405,624,941	$825,211,148	$875,441,922

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,527,971	$21,969,712
Net realized gain	4,112,266	36,757,009
Net change in unrealized appreciation (depreciation)	53,854,421	(14,784,451)

Net increase in net assets resulting from operations	78,494,658	43,942,270

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(21,371,038)	(22,803,569)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	46,825,869	(246,310,096)

NET ASSETS(b)
Total increase (decrease) in net assets	103,949,489	(225,171,395)
Beginning of year	1,034,086,268	1,259,257,663

End of year	$1,138,035,757	$1,034,086,268

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$41.29	$41.71	$34.20	$36.04		$39.98

Net investment income(a)	1.05	1.03	0.99	0.92	(b)	0.96
Net realized and unrealized gain (loss)(c)	(3.22)	(0.23)	7.38	(1.84)		(3.95)

Net increase (decrease) from investment operations	(2.17)	0.80	8.37	(0.92)		(2.99)

Distributions(d)
From net investment income	(1.21)	(1.22)	(0.86)	(0.92)		(0.95)

Total distributions	(1.21)	(1.22)	(0.86)	(0.92)		(0.95)

Net asset value, end of year	$37.91	$41.29	$41.71	$34.20		$36.04

Total Return
Based on net asset value	(5.22)%	1.87%	24.72%	(2.53	)%(b)	(7.62)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%		0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%	N/A	0.49%	0.48%		N/A

Net investment income	2.74%	2.36%	2.63%	2.69	%(b)	2.50%

Supplemental Data
Net assets, end of year (000)	$5,231,511	$9,558,234	$13,286,216	$8,293,591		$10,134,616

Portfolio turnover rate(e)	6%	5%	4%	4%		5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$30.36	$30.71	$26.18	$26.34	$28.97

Net investment income(a)	0.65	0.64	0.59	0.49	0.58
Net realized and unrealized gain (loss)(b)	(3.99)	(0.16)	4.54	(0.04)	(2.70)

Net increase (decrease) from investment operations	(3.34)	0.48	5.13	0.45	(2.12)

Distributions(c)
From net investment income	(0.74)	(0.83)	(0.60)	(0.61)	(0.51)

Total distributions	(0.74)	(0.83)	(0.60)	(0.61)	(0.51)

Net asset value, end of year	$26.28	$30.36	$30.71	$26.18	$26.34

Total Return
Based on net asset value	(11.07)%	1.52%	19.63%	1.81%	(7.50)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.38%	1.99%	2.08%	1.90%	2.03%

Supplemental Data
Net assets, end of year (000)	$2,002,685	$3,351,228	$4,809,899	$3,596,902	$6,607,056

Portfolio turnover rate(d)	9%	6%	3%	3%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)

Net asset value, beginning of year	$27.18	$30.21	$22.60	$29.50	$32.03

Net investment income(b)	1.00	0.82	0.57	0.66	0.70
Net realized and unrealized gain (loss)(c)	(0.12)	(2.86)	7.76	(6.82)	(2.49)

Net increase (decrease) from investment operations	0.88	(2.04)	8.33	(6.16)	(1.79)

Distributions(d)
From net investment income	(1.23)	(0.99)	(0.72)	(0.72)	(0.74)
Return of capital	—	—	—	(0.02)	—

Total distributions	(1.23)	(0.99)	(0.72)	(0.74)	(0.74)

Net asset value, end of year	$26.83	$27.18	$30.21	$22.60	$29.50

Total Return
Based on net asset value	3.46%	(6.98)%	37.37%	(20.97)%	(5.66)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.72%	2.64%	2.59%	2.54%	2.34%

Supplemental Data
Net assets, end of year (000)	$235,457	$405,625	$840,630	$461,031	$1,077,437

Portfolio turnover rate(e)	13%	10%	18%	16%	22%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$29.85	$33.63	$26.49	$31.96	$40.61

Net investment income(a)	1.04	0.99	0.94	1.00	1.32
Net realized and unrealized gain (loss)(b)	(3.26)	(3.72)	7.19	(5.40)	(8.35)

Net increase (decrease) from investment operations	(2.22)	(2.73)	8.13	(4.40)	(7.03)

Distributions(c)
From net investment income	(0.92)	(1.05)	(0.99)	(1.07)	(1.62)

Total distributions	(0.92)	(1.05)	(0.99)	(1.07)	(1.62)

Net asset value, end of year	$26.71	$29.85	$33.63	$26.49	$31.96

Total Return
Based on net asset value	(7.53)%	(8.28)%	31.48%	(13.82)%	(17.63)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.65%	3.02%	3.10%	3.53%	3.70%

Supplemental Data
Net assets, end of year (000)	$825,211	$875,442	$1,528,533	$599,944	$1,666,091

Portfolio turnover rate(d)	12%	21%	16%	9%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$34.91	$34.27	$30.22	$31.90	$33.64

Net investment income(a)	0.72	0.66	0.69	0.81	0.83
Net realized and unrealized gain (loss)(b)	2.43	0.79	4.11	(1.70)	(1.77)

Net increase (decrease) from investment operations	3.15	1.45	4.80	(0.89)	(0.94)

Distributions(c)
From net investment income	(0.75)	(0.81)	(0.75)	(0.79)	(0.80)

Total distributions	(0.75)	(0.81)	(0.75)	(0.79)	(0.80)

Net asset value, end of year	$37.31	$34.91	$34.27	$30.22	$31.90

Total Return
Based on net asset value	9.07%	4.43%	15.90%	(2.76)%	(2.92)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.06%	1.91%	2.18%	2.68%	2.49%

Supplemental Data
Net assets, end of year (000)	$1,138,036	$1,034,086	$1,259,258	$1,091,735	$1,200,164

Portfolio turnover rate(d)	11%	9%	13%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount
MSCI Eurozone
BNP Paribas Prime Brokerage International Ltd.	$30,642	$30,642		$—	$—
Citigroup Global Markets Inc.	330,031	330,031		—	—
Goldman Sachs & Co.	13,249,795	13,249,795		—	—
JPMorgan Securities LLC	5,965,319	5,965,319		—	—
Morgan Stanley & Co. LLC	19,224,562	19,224,562		—	—

	$38,800,349	$38,800,349		$—	$—

MSCI Germany
Citigroup Global Markets Inc.	$11,218,536	$11,218,536		$—	$—
HSBC Bank PLC	48,927	48,927		—	—
JPMorgan Securities LLC	7,072,096	7,072,096		—	—
Morgan Stanley & Co. LLC	17,939,540	17,939,540		—	—
State Street Bank & Trust Company	898,455	898,455		—	—

	$37,177,554	$37,177,554		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$306,019
MSCI Germany	143,719
MSCI Italy	3,286
MSCI Spain	5,388
MSCI Switzerland	17,870

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Eurozone	$53,240,924	$20,975,665	$(16,882,102)
MSCI Germany	9,296,917	9,340,858	(18,215,330)
MSCI Italy	9,074,628	4,506,958	(1,239,587)
MSCI Spain	18,216,332	14,104,193	(8,641,476)
MSCI Switzerland	39,308,970	38,090,447	(3,374,578)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$390,145,554	$428,312,049
MSCI Germany	220,121,486	224,402,659
MSCI Italy	34,195,747	36,379,494
MSCI Spain	112,972,056	114,009,170
MSCI Switzerland	107,420,136	106,725,037

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$352,499,130	$3,839,146,547
MSCI Germany	334,189,352	1,258,712,580
MSCI Italy	340,944,221	502,811,353
MSCI Spain	739,539,648	688,713,936
MSCI Switzerland	315,977,359	274,449,694

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Eurozone	$(234,341,233)	$234,341,233
MSCI Germany	(77,861,676)	77,861,676
MSCI Italy	(50,268,798)	50,268,798
MSCI Spain	(29,001,502)	29,001,502
MSCI Switzerland	7,573,346	(7,573,346)

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Eurozone
Ordinary income	$193,219,136	$344,359,197

MSCI Germany
Ordinary income	$58,677,042	$97,497,098

MSCI Italy
Ordinary income	$10,603,637	$17,400,893

MSCI Spain
Ordinary income	$32,499,998	$31,909,333

MSCI Switzerland
Ordinary income	$21,371,038	$22,803,569

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized		Qualified
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses)	(b)	Late-Year Losses	(c)	Total
MSCI Eurozone	$14,685,937	$(485,612,043)	$(1,157,399,665)		$—		$(1,628,325,771)
MSCI Germany	—	(176,437,193)	(680,257,059)		(293,591)		(856,987,843)
MSCI Italy	1,810,119	(185,184,703)	(55,437,146)		—		(238,811,730)
MSCI Spain	11,618,371	(149,483,044)	(360,009,919)		—		(497,874,592)
MSCI Switzerland	—	(48,001,982)	29,231,737		—		(18,770,245)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$6,411,355,375	$438,251,764	$(1,595,573,263)	$(1,157,321,499)
MSCI Germany	2,709,845,023	158,848,651	(839,124,827)	(680,276,176)
MSCI Italy	290,400,963	10,528,663	(65,962,430)	(55,433,767)
MSCI Spain	1,184,815,894	29,387,337	(389,387,996)	(360,000,659)
MSCI Switzerland	1,095,075,250	116,783,252	(87,485,711)	29,297,541

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Eurozone
Shares sold	9,500,000	$367,902,543	68,400,000	$2,997,558,675
Shares redeemed	(103,000,000)	(3,891,870,555)	(155,400,000)	(6,673,014,158)

Net decrease	(93,500,000)	$(3,523,968,012)	(87,000,000)	$(3,675,455,483)

MSCI Germany
Shares sold	12,300,000	$337,288,125	13,200,000	$424,091,640
Shares redeemed	(46,500,000)	(1,270,776,535)	(59,400,000)	(1,925,166,681)

Net decrease	(34,200,000)	$(933,488,410)	(46,200,000)	$(1,501,075,041)

MSCI Italy
Shares sold	13,050,000	$348,776,931	3,675,000	$113,455,292
Shares redeemed	(19,200,000)	(512,178,313)	(16,575,000)	(509,638,308)

Net decrease	(6,150,000)	$(163,401,382)	(12,900,000)	$(396,183,016)

MSCI Spain
Shares sold	27,900,000	$803,958,247	19,125,000	$614,707,341
Shares redeemed	(26,325,000)	(731,185,891)	(35,250,000)	(1,129,819,049)

Net increase (decrease)	1,575,000	$72,772,356	(16,125,000)	$(515,111,708)

MSCI Switzerland
Shares sold	9,500,000	$333,118,780	8,625,000	$295,601,568
Shares redeemed	(8,625,000)	(286,292,911)	(15,750,000)	(541,911,664)

Net increase (decrease)	875,000	$46,825,869	(7,125,000)	$(246,310,096)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Eurozone	$344,359,197
MSCI Germany	97,497,098
MSCI Italy	17,400,893
MSCI Spain	31,909,333
MSCI Switzerland	22,803,569

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Eurozone	$23,152,634
MSCI Germany	(489,869)
MSCI Italy	2,341,634
MSCI Spain	9,976,406
MSCI Switzerland	(455,027)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$242,664,995
MSCI Germany	76,631,908
MSCI Italy	12,516,969
MSCI Spain	42,457,038
MSCI Switzerland	30,083,307

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$250,312,944	$24,506,358
MSCI Germany	80,352,522	10,332,255
MSCI Italy	13,019,102	1,586,137
MSCI Spain	43,207,737	4,299,732
MSCI Switzerland	30,350,326	4,969,461

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

iShares MSCI Eurozone ETF and iShares MSCI Switzerland ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting;

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$1.213456	$—	$—	$1.213456	100%	—%	—%	100%
MSCI Spain	0.916108	—	—	0.916108	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Eurozone ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	133	9.63
Greater than 0.0% and Less than 0.5%	585	42.34
At NAV	34	2.46
Less than 0.0% and Greater than –0.5%	488	35.32
Less than –0.5% and Greater than –1.0%	91	6.58
Less than –1.0% and Greater than –1.5%	14	1.01
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	2	0.14

	1,382	100.00%

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)  (continued)

iShares MSCI Germany ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	23	1.66
Greater than 0.5% and Less than 1.0%	98	7.09
Greater than 0.0% and Less than 0.5%	613	44.37
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	523	37.85
Less than –0.5% and Greater than –1.0%	83	6.01
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14

	1,382	100.00%

iShares MSCI Italy ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	37	2.68
Greater than 0.5% and Less than 1.0%	149	10.78
Greater than 0.0% and Less than 0.5%	567	41.04
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	468	33.87
Less than –0.5% and Greater than –1.0%	96	6.95
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	57

Supplemental Information  (unaudited)  (continued)

iShares MSCI Spain ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	32	2.32
Greater than 0.5% and Less than 1.0%	117	8.47
Greater than 0.0% and Less than 0.5%	569	41.18
At NAV	15	1.09
Less than 0.0% and Greater than –0.5%	502	36.32
Less than –0.5% and Greater than –1.0%	100	7.24
Less than –1.0% and Greater than –1.5%	24	1.74
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

iShares MSCI Switzerland ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	0.36%
Greater than 1.0% and Less than 1.5%	16	1.16
Greater than 0.5% and Less than 1.0%	78	5.64
Greater than 0.0% and Less than 0.5%	609	44.08
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	556	40.23
Less than –0.5% and Greater than –1.0%	78	5.64
Less than –1.0% and Greater than –1.5%	14	1.01
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –5.5% and Greater than –6.0%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)  (continued)

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018 was USD 237.12 thousand. This figure is comprised of fixed remuneration of USD 102.47 thousand and variable remuneration of USD 134.65 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 32.92 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.32 thousand.

SUPPLEMENTAL INFORMATION	59

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	61

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	63

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶	iShares MSCI Hong Kong ETF | EWH | NYSE Arca

▶	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca

▶	iShares MSCI Malaysia ETF | EWM | NYSE Arca

▶	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca

▶	iShares MSCI Singapore ETF | EWS | NYSE Arca

▶	iShares MSCI Taiwan ETF | EWT | NYSE Arca

▶	iShares MSCI Thailand ETF | THD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

2

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.00)%	4.16%	8.07%	(2.00)%	22.59%	117.24%
Fund Market	(2.60)	4.04	7.98	(2.60)	21.92	115.57
Index	(1.42)	4.77	8.67	(1.42)	26.26	129.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$904.90	$2.40	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

Hong Kong equities posted a slightly negative return after declining sharply late in the reporting period amid investor outflows as mass protests against China’s sovereignty and for democratic reforms disrupted the economy, dragged on business activity and consumer spending, and raised concerns about mainland intervention. Economic growth was modest, and depreciation of the Chinese yuan prompted concerns about future profits for Hong Kong companies that earn revenue in China.

In that environment, industrials stocks detracted modestly from the Index’s return, as capital goods conglomerates declined amid weaker global trade and political unrest in Hong Kong. Other broad issues, such as the global automotive slump, the slowdown in Europe, and Brexit lowered profits and impacted investor sentiment, further weighing on the industry.

The consumer discretionary sector also weighed on the Index’s performance, as Hong Kong-based casinos and gaming companies operating in the gambling hub of Macau declined. Revenues and profits dropped as the lucrative high-roller market languished amid reports of Chinese restrictions on tour operators. Tourism visits, previously strong, dropped sharply.

The real estate sector’s detraction from the Index’s performance stemmed from declines in the real estate management and development industry. Real estate prices dropped, first driven by lower demand from China, and later by the ongoing protests.

On the upside, the financials sector contributed to the Index’s return, driven by the insurance industry. Insurance stocks advanced due to strong gains in new business in Hong Kong and China, which opened its financials sector to greater participation by foreign companies. The capital markets industry advanced as international funds used the Hong Kong Stock Exchange to invest in Chinese stocks added to MSCI indexes.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	37.8%
Real Estate	24.6
Industrials	12.9
Utilities	10.7
Consumer Discretionary	7.8
Consumer Staples	2.8
Communication Services	1.7
Health Care	1.0
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
AIA Group Ltd.	23.9%
Hong Kong Exchanges & Clearing Ltd.	7.4
Link REIT	4.8
CK Hutchison Holdings Ltd.	4.8
Sun Hung Kai Properties Ltd.	4.6
Hong Kong & China Gas Co. Ltd.	4.0
CK Asset Holdings Ltd.	3.6
CLP Holdings Ltd.	3.4
Hang Seng Bank Ltd.	3.2
Galaxy Entertainment Group Ltd.	2.8

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.42)%	6.16%	6.78%	(8.42)%	34.86%	92.66%
Fund Market	(8.12)	6.19	6.83	(8.12)	35.04	93.55
Index	(8.14)	6.48	7.15	(8.14)	36.91	99.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$997.10	$2.52	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Japanese small-capitalization stocks declined during the reporting period amid slowing global economic growth and escalating trade tensions. Government-imposed restrictions on certain exports to South Korea, following a diplomatic dispute, added to uncertainty surrounding trade. Nevertheless, the domestic economy, buoyed by domestic consumption, posted steady gains, and unemployment declined to its lowest level in over 26 years.

The industrials sector was the leading detractor from the Index’s return. The sector, like much of the country’s economy, relies heavily on exports and was negatively affected by the U.S.-China trade dispute, which led to disruptions in Asian supply chains and lower trading volumes. The capital goods industry was the sector’s largest detractor, with companies sharply decreasing production output as industrial machinery orders decreased.

The financials sector also weighed on the Index’s return. Regional banks struggled amid historically low interest rates, which pressured lending margins. Lower demand for services from the country’s aging and declining population further constrained the industry. The consumer discretionary sector was also a meaningful detractor. Trade tensions particularly weighed on auto component manufacturers, a key driver of the sector’s downturn. The retail industry was a smaller, though meaningful, detractor amid lower retail sales and weakening consumer confidence. The materials sector was also a notable detractor, driven primarily by chemicals companies, whose stocks declined due to slowing growth in demand for basic chemicals from China and the trade dispute with South Korea.

On the upside, the real estate sector contributed meaningfully to the Index’s return. Commercial land prices in Japan rose due to higher demand for hotels and stores catering to increasing numbers of foreign visitors. Residential land prices, particularly in urban areas, also increased, driven higher by demand from overseas investors and low interest rates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Industrials	23.5%
Consumer Discretionary	15.0
Real Estate	13.7
Information Technology	11.6
Consumer Staples	10.2
Materials	8.2
Financials	6.3
Health Care	6.0
Communication Services	3.9
Other (each representing less than 1%)	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Orix JREIT Inc.	0.8%
GLP J-REIT	0.6
Advance Residence Investment Corp.	0.6
TIS Inc.	0.6
Nihon M&A Center Inc.	0.6
Nippon Shinyaku Co. Ltd.	0.6
Sojitz Corp.	0.6
Skylark Holdings Co. Ltd.	0.5
Activia Properties Inc.	0.5
COMSYS Holdings Corp.	0.5

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(11.69)%	(6.16)%	3.35%	(11.69)%	(27.24)%	39.05%
Fund Market	(10.99)	(6.18)	3.41	(10.99)	(27.29)	39.87
Index	(11.38)	(5.88)	3.75	(11.38)	(26.15)	44.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$924.00	$2.42	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Malaysian stocks declined during the reporting period, amid steady but subdued economic growth, as foreign investment outflows weighed on equities. After the 2018 elections, the government reduced spending under austerity measures designed to reduce the country’s budget deficit, as well as corruption and inefficiencies. Corporate earnings were largely disappointing, as consumer sentiment weakened. Exports and total trade contracted in the first half of 2019 amid escalating trade tensions. Toward the end of the reporting period, there were some positive signals surrounding consumer spending and the government’s potential return to delayed infrastructure projects.

The financials sector was the leading detractor from the Index’s return, as trade tensions escalated and heightened concerns about domestic and global growth. The banking industry declined in an increasingly competitive landscape. The central bank cut interest rates in May 2019 for the first time in three years, which pressured net interest margins — a key measure of bank profitability — and industry profits weakened. Loan growth slowed, driven in part by a steady contraction of automotive loans.

The consumer discretionary sector weighed on the Index’s performance, driven almost exclusively by weakness in the hotels, restaurants, and leisure industry. The Malaysian government substantially raised the gross income taxes and annual fees on casino operators for the first time since the Asian financial crisis of the late 1990s, and the casino and gaming industry declined. Legal issues with U.S.-based casino and entertainment companies, skepticism about acquisitions, and delays in opening a theme park also weighed on the industry.

The utilities and materials sectors also detracted from the Index’s return. Utilities declined amid rising costs and government restrictions that reduced profits. Within materials, the chemicals industry declined as demand shrank amid trade tensions, driving lower prices and sales volume.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	33.2%
Consumer Staples	13.9
Utilities	12.0
Industrials	10.2
Communication Services	10.0
Health Care	5.9
Materials	5.1
Consumer Discretionary	4.7
Energy	4.0
Real Estate	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Public Bank Bhd	13.5%
Tenaga Nasional Bhd	9.4
Malayan Banking Bhd	7.2
CIMB Group Holdings Bhd	5.3
Petronas Chemicals Group Bhd	3.6
DiGi.Com Bhd	3.4
Axiata Group Bhd	3.0
Maxis Bhd	2.8
Genting Bhd	2.7
Dialog Group Bhd	2.7

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.56%	1.44%	6.20%	0.56%	7.41%	82.44%
Fund Market	0.37	1.41	6.15	0.37	7.27	81.62
Index	0.99	1.86	6.65	0.99	9.65	90.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$990.80	$2.41	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Asian Pacific equities excluding Japan were flat during the reporting period amid slowing global economic growth, a strengthening U.S. dollar, and escalating trade tensions. Corporate earnings weakened and stocks declined in the region, as countries that supply China with industrial and consumer goods were negatively impacted by China’s recent economic struggles and rising protectionism, which dampened global trade.

Australian equities contributed the most to the Index’s return amid slowing economic growth, which reached its lowest level in a decade. Decreasing manufacturing production led to lower business inventories as economic expansion moderated. In the materials sector, metals and mining stocks gained alongside iron ore prices, which were driven higher by a global production disruption following dam collapses in Brazil. A cyclone in Australia also reduced production of iron ore, exacerbating the global shortage, with Chinese stockpiles of the steelmaking metal declining to their lowest level since 2017. Advancing gold prices similarly supported the industry.

Australian industrials and real estate sectors contributed modestly. Transportation stocks buoyed the industrial sector, benefiting from lower borrowing costs, gains from expansion, and increasing traffic on private toll roads. The real estate sector advanced amid strong demand for industrial and office space, which bolstered real estate investment trusts (“REITs”). REITs also benefited from attractive dividend yields as compared to Australian bonds, whose yields dipped to their lowest level in three years. The consumer discretionary sector also contributed modestly to the Index’s return, as the Reserve Bank of Australia reduced interest rates, boosting consumer spending and bolstering the retail industry.

Industrials stocks in Hong Kong detracted modestly from the Index’s return, as capital goods conglomerates declined amid weaker global trade and political unrest in Hong Kong. Other broad issues, such as the global automotive slump, the slowdown in Europe, and Brexit lowered profits and impacted investor sentiment, further weighing on the industry. Hong Kong-based casinos and gaming companies operating in the gambling hub of Macau declined, as the lucrative high-roller market languished amid reports of Chinese restrictions on tour operators.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	38.1%
Real Estate	13.7
Materials	9.6
Industrials	9.3
Health Care	6.8
Consumer Discretionary	6.0
Consumer Staples	5.0
Utilities	4.6
Energy	3.2
Communication Services	3.0
Information Technology	0.7

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

ALLOCATION BY COUNTRY

Country	Percent of Total Investments (a)
Australia	57.7%
Hong Kong	29.8
Singapore	10.5
New Zealand	2.0
Malta	0.0	(b)

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.41)%	(0.22)%	4.99%	(0.41)%	(1.11)%	62.79%
Fund Market	(0.26)	(0.23)	4.98	(0.26)	(1.17)	62.60
Index	0.08	0.17	5.37	0.08	0.85	68.71

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$989.90	$2.51	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Singaporean equities were nearly flat during the reporting period, amid modest economic growth that included the largest quarterly slowdown since 2012. Singapore’s economy, which relies heavily on exports, was negatively affected by trade tensions between the U.S. and China, two of its largest trading partners. Exports weakened dramatically, particularly electronics, amid cooling markets for technology products and semiconductors. Singapore’s manufacturing activity slowed, and trade tensions weighed on corporate earnings. However, toward the end of the reporting period, signs emerged of easing pressure on exports, improving manufacturing activity, stronger lending to foreigners, and increasing tourism.

The real estate sector was the primary contributor to the Index’s return, driven largely by real estate investment trusts (“REITs”), which advanced sharply. Investors preferred REITs’ relatively high dividend yields, as compared to domestic and global bond yields, which continued to decline amid further global central bank easing. Singapore-based REITs pay higher dividends than many peers despite facing higher debt restrictions, but the central bank is considering easing those rules. Analysts believe that looser debt rules would allow REITs to accelerate acquisitions aimed at building scale and lure increased foreign investment.

Contribution in consumer staples came from the agricultural products industry, which advanced despite lowered demand for animal feed due to an outbreak of African swine fever in China. Optimism surrounding an initial public offering in China for a large Singaporean food producer helped bolster performance.

On the downside, the communication services sector weighed on the Index’s return, driven almost entirely by a single stock in the media and entertainment industry, which declined as the continued loss of print advertisers and subscribers weighed on profits. The company also reduced its dividend amid mixed success in its efforts to diversify.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	48.4%
Industrials	17.5
Real Estate	15.8
Communication Services	6.2
Consumer Staples	5.1
Consumer Discretionary	4.7
Information Technology	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
DBS Group Holdings Ltd.	18.1%
Oversea-Chinese Banking Corp. Ltd.	13.9
United Overseas Bank Ltd.	13.0
Singapore Telecommunications Ltd.	4.4
Keppel Corp. Ltd.	4.1
Ascendas REIT	4.1
Wilmar International Ltd.	3.8
Singapore Exchange Ltd.	3.4
Singapore Technologies Engineering Ltd.	3.3
ComfortDelGro Corp. Ltd.	2.9

FUND SUMMARY	13

Fund Summary as of August 31, 2019	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(4.92)%	3.95%	7.44%	(4.92)%	21.34%	105.04%
Fund Market	(4.96)	3.84	7.50	(4.96)	20.72	106.16
Index	(4.48)	4.62	8.03	(4.48)	25.34	116.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,030.70	$2.97	$1,000.00	$1,022.30	$2.96	0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwanese equities declined during the reporting period amid signs of weakening global growth and escalations in the trade dispute between the U.S. and China. Declining exports, particularly to China and the U.S., Taiwan’s two largest trading partners, led to slower economic growth in Taiwan’s export-driven economy. A dispute between South Korea and Japan raised concerns about the global technology supply chains that link to Taiwanese factories. Foreign capital outflows also weighed on equities, driven in part by Taiwan’s close relationship with China, as investors took advantage of newly available ways to invest in China A-shares, through Hong Kong and a popular emerging markets index.

Growth and trade issues weighed heavily on the information technology sector, the largest detractor from the Index’s return. Sales slowed across the technology hardware and equipment industry, amid escalating tensions and lower demand from key markets, including China. A U.S. hardware giant and key customer of Taiwan’s contract manufacturers faced declining sales for smartphones, which pressured its suppliers on pricing, limiting their profits. Change in U.S. policy toward a major Chinese smartphone manufacturer and threats of more tariffs on Chinese goods raised concerns about future growth and earnings. Expectations of additional U.S. tariffs targeting laptops and smartphones, key products for Taiwan’s information technology sector, also dampened investor sentiment.

The materials sector also weighed on the Index’s performance, due largely to weakness in the chemicals industry, where exports declined. Amid trade tensions, sales slowed as demand for chemicals slipped both in China and globally. Profit margins tightened as prices declined, reducing the spread between plastics and raw materials to multi-year lows. A wave of new production raised the potential for even more margin pressure.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Information Technology	53.4%
Financials	20.2
Materials	9.6
Consumer Discretionary	4.9
Communication Services	4.2
Consumer Staples	3.5
Industrials	2.7
Other (each representing less than 1%)	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Taiwan Semiconductor Manufacturing Co. Ltd.	22.7%
Hon Hai Precision Industry Co. Ltd.	5.4
MediaTek Inc.	3.2
Formosa Plastics Corp.	2.3
Largan Precision Co. Ltd.	2.3
Chunghwa Telecom Co. Ltd.	2.3
CTBC Financial Holding Co. Ltd.	2.2
Uni-President Enterprises Corp.	2.1
Nan Ya Plastics Corp.	2.0
Cathay Financial Holding Co. Ltd.	1.9

FUND SUMMARY	15

Fund Summary as of August 31, 2019	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.03%	4.31%	12.24%	2.03%	23.47%	217.16%
Fund Market	2.02	4.17	12.14	2.02	22.66	214.43
Index	2.36	4.59	12.57	2.36	25.13	226.82

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,020.10	$2.95	$1,000.00	$1,022.30	$2.96	0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Despite slowing economic growth both domestically and globally, Thai stocks posted a positive return for the reporting period. While trade tensions between the U.S. and China weighed on economic activity around the region, Thailand experienced some gains from the disruption as companies and trade flows moved from China to avoid tariffs. An election in March 2019, the first since a military takeover in 2014, resulted in a coalition government that investors viewed as a sign of stability. Nonetheless, economic signals began to turn negative toward the second half of the reporting period, as growth stalled, corporate profits declined, and consumer confidence weakened.

The consumer staples sector was the largest contributor to the Index’s return, driven mostly by the food retail industry. Despite the slowing economy, overall retail sales remained strong, growing substantially year-over-year. Thailand’s retail infrastructure, particularly in the capital, benefited from substantial investments by developers.

Industrials stocks also advanced, due in part to substantial transportation infrastructure projects initiated by the government to support economic expansion. Investments in infrastructure linking railroads, highways, and airports benefited stocks as demand for logistics services rose, supported by growth in e-commerce and increasing development. The telecommunications services sector also performed well, as wireless carriers benefited from an ongoing shift away from fixed-line service.

On the downside, the energy sector was a significant detractor, particularly oil, gas, and consumable fuels companies. Declining prices for crude oil and natural gas weighed on the industry, and the government advanced plans to increase Thailand’s supply of renewable energy as its fossil fuel reserves dwindled. The materials sector also detracted from the Index’s return, as prices for many commodities chemicals declined due to weakening demand from China.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Energy	15.6%
Consumer Staples	13.4
Financials	13.1
Communication Services	10.6
Industrials	10.5
Materials	9.5
Real Estate	8.7
Utilities	6.6
Health Care	5.8
Consumer Discretionary	5.6
Information Technology	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
PTT PCL	8.7%
CP ALL PCL	8.5
Siam Cement PCL (The)	5.6
Airports of Thailand PCL	5.3
Advanced Info Service PCL	4.7
Bangkok Dusit Medical Services PCL	3.8
Kasikornbank PCL	3.2
PTT Exploration & Production PCL	3.0
Central Pattana PCL	2.6
Intouch Holdings PCL	2.5

F U N D S U M M A R Y	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 6.4%
Bank of East Asia Ltd. (The)	3,740,210	$9,461,091
BOC Hong Kong Holdings Ltd.	10,634,500	35,899,165
Hang Seng Bank Ltd.	2,198,600	45,906,177

		91,266,433

Biotechnology — 1.0%
BeiGene Ltd., ADR(a)	103,410	14,865,188

Capital Markets — 7.4%
Hong Kong Exchanges & Clearing Ltd.(b)	3,438,900	105,334,924

Diversified Telecommunication Services — 1.7%
HKT Trust & HKT Ltd.	10,891,500	17,041,969
PCCW Ltd.	12,190,169	6,612,113

		23,654,082

Electric Utilities — 6.7%
CK Infrastructure Holdings Ltd.	1,908,500	12,872,970
CLP Holdings Ltd.	4,725,200	48,697,238
HK Electric Investments & HK Electric Investments Ltd .	7,688,000	7,368,768
Power Assets Holdings Ltd.	3,985,000	26,548,527

		95,487,503

Equity Real Estate Investment Trusts (REITs) — 4.8%
Link REIT	6,067,500	68,145,009

Food & Staples Retailing —0.5%
Dairy Farm International Holdings Ltd.	975,600	6,985,296

Food Products — 2.3%
Vitasoy International Holdings Ltd.(b)	2,138,000	9,959,606
WH Group Ltd.(c)	27,550,000	22,186,693

		32,146,299

Gas Utilities — 4.0%
Hong Kong & China Gas Co. Ltd.	29,211,100	56,443,688

Hotels, Restaurants & Leisure — 7.4%
Galaxy Entertainment Group Ltd.	6,235,000	39,151,027
Melco Resorts & Entertainment Ltd., ADR	605,192	12,587,994
MGM China Holdings Ltd.	2,718,688	4,073,513
Sands China Ltd.	6,988,400	31,751,873
Shangri-La Asia Ltd.	3,596,000	3,758,765
SJM Holdings Ltd.	5,736,000	5,424,615
Wynn Macau Ltd.	4,482,400	8,970,120

		105,717,907

Industrial Conglomerates — 9.1%
CK Hutchison Holdings Ltd.	7,766,767	67,702,168
Jardine Matheson Holdings Ltd.	637,600	34,666,312
Jardine Strategic Holdings Ltd.	636,600	20,116,560
NWS Holdings Ltd.	4,506,000	7,763,661

		130,248,701

Insurance — 23.7%
AIA Group Ltd.	34,778,200	338,445,347

Machinery —1.9%
Techtronic Industries Co. Ltd.	3,944,147	27,283,117

Security	Shares	Value

Real Estate Management & Development — 19.7%
CK Asset Holdings Ltd.	7,445,267	$50,598,948
Hang Lung Properties Ltd.	5,827,000	13,178,025
Henderson Land Development Co. Ltd.	4,174,762	19,447,608
Hongkong Land Holdings Ltd.	3,357,500	18,331,950
Hysan Development Co. Ltd.	1,807,000	7,322,232
Kerry Properties Ltd.	1,876,000	6,332,863
New World Development Co. Ltd.	17,687,066	22,076,807
Sino Land Co. Ltd.	8,800,000	12,578,889
Sun Hung Kai Properties Ltd.	4,586,000	65,026,400
Swire Pacific Ltd., Class A	1,428,500	13,992,658
Swire Properties Ltd.	3,354,800	11,025,174
Wharf Holdings Ltd. (The)	3,511,150	7,689,680
Wharf Real Estate Investment Co. Ltd.	3,498,150	18,952,117
Wheelock & Co. Ltd.	2,357,357	13,704,252

		280,257,603

Road & Rail — 1.8%
MTR Corp. Ltd.	4,419,583	25,608,182

Semiconductors & Semiconductor Equipment — 0.7%
ASM Pacific Technology Ltd.	876,100	10,046,467

Textiles, Apparel & Luxury Goods — 0.4%
Yue Yuen Industrial Holdings Ltd.	2,100,500	5,375,002

Total Common Stocks — 99.5% (Cost: $1,543,757,402)		1,417,310,748

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	16,773,322	16,781,709
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	613,000	613,000

		17,394,709

Total Short-Term Investments — 1.2% (Cost: $17,396,386)		17,394,709

Total Investments in Securities — 100.7% (Cost: $1,561,153,788)		1,434,705,457

Other Assets, Less Liabilities — (0.7)%		(10,042,891)

Net Assets — 100.0%		$1,424,662,566

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,423,432	(1,650,110)	16,773,322	$16,781,709	$130,831	(b)	$1,097	$(2,434)
BlackRock Cash Funds: Treasury, SL Agency Shares	663,374	(50,374)	613,000	613,000	48,924		—	—

				$17,394,709	$179,755		$1,097	$(2,434)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Hang Seng Index	41	09/27/19	$6,700	$451

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$451

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(795,898)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$212,698

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,929,163

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Hong Kong ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,417,310,748	$—	$—	$1,417,310,748
Money Market Funds	17,394,709	—	—	17,394,709

	$1,434,705,457	$—	$—	$1,434,705,457

Derivative financial instruments(a)
Assets
Futures Contracts	$451	$—	$—	$451

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Jamco Corp.(a)	1,600	$22,038

Air Freight & Logistics — 0.3%
Kintetsu World Express Inc.	6,400	85,619
Konoike Transport Co. Ltd.	4,800	75,203
Maruwa Unyu Kikan Co. Ltd.	1,600	81,398
Mitsui-Soko Holdings Co. Ltd.	3,200	48,779
SBS Holdings Inc.	3,200	45,281

		336,280

Auto Components — 2.8%
Aisan Industry Co. Ltd.	4,800	32,559
Daido Metal Co. Ltd.	4,800	27,087
Daikyonishikawa Corp.	6,400	43,955
Eagle Industry Co. Ltd.	3,200	29,484
Exedy Corp.	4,800	90,081
FCC Co. Ltd.	4,800	87,277
Futaba Industrial Co. Ltd.	8,000	52,683
G-Tekt Corp.	3,200	46,337
Ichikoh Industries Ltd.	4,800	32,650
Kasai Kogyo Co. Ltd.	3,200	21,525
Keihin Corp.	6,400	87,488
KYB Corp.(b)	3,200	88,573
Mitsuba Corp.	4,800	24,465
Musashi Seimitsu Industry Co. Ltd.	6,400	74,223
NHK Spring Co. Ltd.	30,400	216,233
Nifco Inc./Japan	12,800	294,480
Nihon Tokushu Toryo Co. Ltd.	1,600	15,435
Nippon Seiki Co. Ltd.	8,000	123,981
Nissin Kogyo Co. Ltd.	6,400	82,725
NOK Corp.	14,400	199,561
Pacific Industrial Co. Ltd.	6,400	86,764
Piolax Inc.	4,800	79,770
Press Kogyo Co. Ltd.	12,800	53,421
Riken Corp.	1,600	54,793
Shoei Co. Ltd.	1,600	69,113
Showa Corp.	8,000	102,501
Sumitomo Riko Co. Ltd.	4,800	34,413
Tachi-S Co. Ltd.	4,800	53,949
Taiho Kogyo Co. Ltd.	3,200	22,791
Tokai Rika Co. Ltd.	8,000	126,469
Topre Corp.	4,800	74,660
Toyo Tire Corp.	16,000	195,808
Toyota Boshoku Corp.	9,600	129,513
TPR Co. Ltd.	3,200	49,623
TS Tech Co. Ltd.	6,400	176,061
Unipres Corp.	6,400	99,607
Yorozu Corp.	3,200	37,745

		3,117,803

Automobiles — 0.1%
Nissan Shatai Co. Ltd.	9,600	85,197

Banks — 4.0%
77 Bank Ltd. (The)	8,000	104,386
Aichi Bank Ltd. (The)	1,600	51,175
Akita Bank Ltd. (The)	1,600	28,655
Aomori Bank Ltd. (The)	3,200	76,695
Awa Bank Ltd. (The)	4,800	103,285
Bank of Iwate Ltd. (The)	3,200	74,736

Security	Shares	Value

Banks (continued)
Bank of Nagoya Ltd. (The)	1,600	$47,407
Bank of Okinawa Ltd. (The)	3,200	92,402
Bank of Saga Ltd. (The)	1,600	20,681
Bank of the Ryukyus Ltd.	6,400	63,491
Chugoku Bank Ltd. (The)	22,400	187,396
Chukyo Bank Ltd. (The)	1,600	32,559
Daishi Hokuetsu Financial Group Inc.	6,400	151,702
Ehime Bank Ltd. (The)	4,800	50,015
Gunma Bank Ltd. (The)	51,200	166,896
Hachijuni Bank Ltd. (The)	56,000	201,536
Hiroshima Bank Ltd. (The)	36,800	168,147
Hokkoku Bank Ltd. (The)	3,200	73,499
Hokuhoku Financial Group Inc.	19,200	177,267
Hyakugo Bank Ltd. (The)	32,000	97,979
Hyakujushi Bank Ltd. (The)	3,200	60,415
Iyo Bank Ltd. (The)	35,200	168,132
Juroku Bank Ltd. (The)	4,800	96,864
Kansai Mirai Financial Group Inc.	14,474	94,225
Keiyo Bank Ltd. (The)	14,400	82,619
Kiyo Bank Ltd. (The)	9,600	131,594
Kyushu Financial Group Inc.	54,400	212,178
Miyazaki Bank Ltd. (The)	1,600	34,459
Musashino Bank Ltd. (The)	4,800	79,906
Nanto Bank Ltd. (The)	4,800	102,562
Nishi-Nippon Financial Holdings Inc.	20,800	131,292
North Pacific Bank Ltd.	43,200	86,689
Ogaki Kyoritsu Bank Ltd. (The)	4,800	99,667
Oita Bank Ltd. (The)	1,600	44,995
San ju San Financial Group Inc.	3,200	45,221
San-in Godo Bank Ltd. (The)	22,400	128,308
Senshu Ikeda Holdings Inc.	36,800	62,059
Shiga Bank Ltd. (The)	6,400	139,884
Shikoku Bank Ltd. (The)	4,800	41,558
Suruga Bank Ltd.(b)	25,600	96,472
Toho Bank Ltd. (The)	28,800	65,661
Tokyo Kiraboshi Financial Group Inc.	4,830	58,518
TOMONY Holdings Inc.	22,400	68,163
Towa Bank Ltd. (The)	4,800	31,745
Yamagata Bank Ltd. (The)	3,200	43,412
Yamaguchi Financial Group Inc.	32,000	203,495
Yamanashi Chuo Bank Ltd. (The)	3,200	28,278

		4,408,280

Beverages — 0.8%
Ito En Ltd.	8,000	365,915
Sapporo Holdings Ltd.	9,600	231,804
Takara Holdings Inc.	24,000	233,793

		831,512

Biotechnology — 0.5%
AnGes Inc.(b)	16,000	91,497
GNI Group Ltd.(b)	1,799	92,030
HEALIOS KK(b)	3,200	38,981
Japan Tissue Engineering Co. Ltd.(b)	1,600	13,129
SanBio Co. Ltd.(b)	4,800	151,039
Takara Bio Inc.	8,000	177,192

		563,868

Building Products — 1.5%
Aica Kogyo Co. Ltd.	8,000	228,744
Bunka Shutter Co. Ltd.	8,000	65,948
Central Glass Co. Ltd.	6,400	132,890

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Maeda Kosen Co. Ltd.	3,200	$42,267
Nichias Corp.	9,600	159,721
Nichiha Corp.	3,200	81,308
Nippon Sheet Glass Co. Ltd.	14,400	84,518
Nitto Boseki Co. Ltd.	3,400	93,661
Noritz Corp.	4,800	51,959
Okabe Co. Ltd.	4,800	36,086
Sankyo Tateyama Inc.	3,200	34,609
Sanwa Holdings Corp.	30,400	338,526
Sekisui Jushi Corp.	4,800	85,739
Sinko Industries Ltd.	3,200	51,582
Takara Standard Co. Ltd.	4,800	76,198
Takasago Thermal Engineering Co. Ltd.	6,400	103,767

		1,667,523

Capital Markets — 0.8%
GMO Financial Holdings Inc.	6,400	34,730
Ichiyoshi Securities Co. Ltd.	6,400	38,769
Jafco Co. Ltd.	4,800	168,223
Kyokuto Securities Co. Ltd.	3,200	24,299
M&A Capital Partners Co. Ltd.(b)	1,600	93,758
Marusan Securities Co. Ltd.	8,000	36,328
Matsui Securities Co. Ltd.	17,600	145,416
Monex Group Inc.	25,600	72,836
Okasan Securities Group Inc.	19,200	63,310
SPARX Group Co. Ltd.	14,400	32,016
Strike Co. Ltd.	1,600	40,684
Tokai Tokyo Financial Holdings Inc.	30,400	78,474
Uzabase Inc.(b)	1,600	35,303

		864,146

Chemicals — 5.2%
Achilles Corp.	1,600	22,309
ADEKA Corp.	12,800	155,440
C.I. Takiron Corp.	4,800	28,354
Chugoku Marine Paints Ltd.	6,400	51,552
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,600	41,905
Denka Co. Ltd.	12,800	334,154
DIC Corp.	11,200	296,289
Fujimi Inc.	3,200	73,228
Fujimori Kogyo Co. Ltd.	1,600	44,528
Fuso Chemical Co. Ltd.	3,200	65,571
Hodogaya Chemical Co. Ltd.	1,600	39,689
Ishihara Sangyo Kaisha Ltd.	4,800	39,207
JCU Corp.	3,200	55,290
JSP Corp.	1,600	26,017
Kanto Denka Kogyo Co. Ltd.	6,400	44,256
KH Neochem Co. Ltd.	4,800	100,391
Koatsu Gas Kogyo Co. Ltd.	4,800	35,363
Konishi Co. Ltd.	4,800	65,525
Kumiai Chemical Industry Co. Ltd.	12,849	113,304
Kureha Corp.	3,200	172,142
Lintec Corp.	6,400	124,328
Nihon Nohyaku Co. Ltd.	4,800	19,671
Nihon Parkerizing Co. Ltd.	14,400	159,540
Nippon Kayaku Co. Ltd.	22,400	244,164
Nippon Shokubai Co. Ltd.	4,800	278,110
Nippon Soda Co. Ltd.	3,200	73,620
NOF Corp.	11,200	363,503
Okamoto Industries Inc.	1,600	60,672
Osaka Soda Co. Ltd.	1,600	37,187

Security	Shares	Value

Chemicals (continued)
Sakai Chemical Industry Co. Ltd.	1,600	$34,730
Sakata INX Corp.	6,400	54,808
Sanyo Chemical Industries Ltd.	1,600	69,867
Sekisui Plastics Co. Ltd.	3,200	21,375
Shikoku Chemicals Corp.	4,800	46,668
Shin-Etsu Polymer Co. Ltd.	6,400	41,362
Stella Chemifa Corp.(a)	1,600	39,327
Sumitomo Bakelite Co. Ltd.	4,800	171,614
Sumitomo Seika Chemicals Co. Ltd.	1,600	46,955
T.Hasegawa Co. Ltd.	4,800	91,573
Taiyo Holdings Co. Ltd.	3,200	98,733
Takasago International Corp.	1,600	38,574
Tanaka Chemical Corp.(b)	1,600	11,697
Tayca Corp.	1,600	28,188
Tenma Corp.	3,200	58,456
Toagosei Co. Ltd.	16,000	156,465
Tokai Carbon Co. Ltd.(a)	28,800	275,940
Tokuyama Corp.	9,600	202,681
Tokyo Ohka Kogyo Co. Ltd.	4,800	162,344
Toyo Ink SC Holdings Co. Ltd.	4,800	99,532
Toyobo Co. Ltd.	12,800	163,158
Ube Industries Ltd.	16,000	306,599
Valqua Ltd.	1,600	31,082
W-Scope Corp.(a)	4,800	26,590
Zeon Corp.	22,400	261,258

		5,704,885

Commercial Services & Supplies — 1.7%
Aeon Delight Co. Ltd.	3,200	98,884
Bell System24 Holdings Inc.	4,800	72,580
Central Security Patrols Co. Ltd.	1,600	77,479
Daiseki Co. Ltd.	4,860	118,724
Duskin Co. Ltd.	6,400	164,424
Japan Elevator Service Holdings Co. Ltd.(a)	3,200	76,906
Kokuyo Co. Ltd.	12,800	170,996
Matsuda Sangyo Co. Ltd.	1,660	22,114
Mitsubishi Pencil Co. Ltd.	4,800	74,705
Nichiban Co. Ltd.	1,600	22,641
Nippon Kanzai Co. Ltd.	3,200	56,798
Nippon Parking Development Co. Ltd.	30,400	48,115
Okamura Corp.	9,600	94,512
Oyo Corp.	3,200	32,197
Pilot Corp.	4,800	168,449
Prestige International Inc.	8,000	141,165
Raksul Inc.(b)	3,200	122,399
Relia Inc.	6,400	80,976
Sato Holdings Corp.	4,800	119,610
Toppan Forms Co. Ltd.	8,000	71,374

		1,835,048

Communications Equipment — 0.1%
Denki Kogyo Co. Ltd.	1,600	43,307
Icom Inc.	1,600	33,358

		76,665

Construction & Engineering — 4.8%
Chiyoda Corp.(a)(b)	25,600	71,389
Chudenko Corp.	4,800	101,612
COMSYS Holdings Corp.	19,200	543,558
Dai-Dan Co. Ltd.	1,600	31,821
Daiho Corp.	3,200	78,685
Fukuda Corp.	1,600	56,677

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Hazama Ando Corp.	28,800	$192,371
Hibiya Engineering Ltd.	3,200	55,743
Kandenko Co. Ltd.	14,400	123,589
Kinden Corp.	20,800	304,715
Kumagai Gumi Co. Ltd.	4,800	132,588
Kyowa Exeo Corp.	16,000	385,887
Kyudenko Corp.	6,400	198,672
Maeda Corp.	22,400	181,066
Maeda Road Construction Co. Ltd.	9,600	212,811
Mirait Holdings Corp.	11,600	171,467
Nippo Corp.	8,000	142,296
Nippon Densetsu Kogyo Co. Ltd.	4,800	91,844
Nippon Koei Co. Ltd.	1,600	39,146
Nippon Road Co. Ltd. (The)	1,600	90,442
Nishimatsu Construction Co. Ltd.	8,200	146,780
Okumura Corp.	4,800	126,257
OSJB Holdings Corp.(a)	20,800	44,679
Penta-Ocean Construction Co. Ltd.	41,600	215,946
Raito Kogyo Co. Ltd.	6,400	83,870
Sanki Engineering Co. Ltd.	6,400	75,911
Shinnihon Corp.	4,800	34,368
SHO-BOND Holdings Co. Ltd.	6,400	225,503
Sumitomo Densetsu Co. Ltd.	3,200	60,687
Sumitomo Mitsui Construction Co. Ltd.	24,000	119,158
Taihei Dengyo Kaisha Ltd.	1,600	36,117
Taikisha Ltd.	3,200	95,869
Takamatsu Construction Group Co. Ltd.	1,600	33,991
Tekken Corp.	1,600	40,518
Toa Corp./Tokyo	3,200	38,739
Toda Corp.	35,200	195,988
Tokyu Construction Co. Ltd.	12,840	88,669
Toshiba Plant Systems & Services Corp.	8,000	130,086
Totetsu Kogyo Co. Ltd.	3,200	93,156
Toyo Construction Co. Ltd.	11,200	44,739
Yahagi Construction Co. Ltd.	4,800	30,208
Yokogawa Bridge Holdings Corp.	4,800	68,827
Yurtec Corp.	4,800	29,982

		5,266,427

Construction Materials — 0.2%
Sumitomo Osaka Cement Co. Ltd.	6,400	267,408

Consumer Finance — 0.4%
Aiful Corp.(b)	51,200	103,707
Hitachi Capital Corp.	8,000	159,781
J Trust Co. Ltd.	9,600	33,916
Jaccs Co. Ltd.	3,200	66,656
Orient Corp.	70,400	88,875

		452,935

Containers & Packaging — 0.6%
FP Corp.	3,200	210,731
Fuji Seal International Inc.	8,000	217,664
Pack Corp. (The)	1,600	49,592
Rengo Co. Ltd.	27,200	195,009

		672,996

Distributors — 0.3%
Arata Corp.	1,600	54,868
Doshisha Co. Ltd.	3,200	51,824
PALTAC Corp.	4,800	237,411

		344,103

Security	Shares	Value

Diversified Consumer Services — 0.1%
Japan Best Rescue System Co. Ltd.	1,600	$18,043
Meiko Network Japan Co. Ltd.	3,200	27,705
Riso Kyoiku Co. Ltd.	16,000	68,284
Studio Alice Co. Ltd.	1,600	30,163

		144,195

Diversified Financial Services — 0.8%
eGuarantee Inc.	4,800	57,476
Financial Products Group Co. Ltd.	9,600	92,703
Fuyo General Lease Co. Ltd.	3,200	183,899
IBJ Leasing Co. Ltd.	4,800	120,560
Japan Investment Adviser Co. Ltd.	1,600	26,093
Japan Securities Finance Co. Ltd.	12,800	60,898
NEC Capital Solutions Ltd.	1,600	31,278
Ricoh Leasing Co. Ltd.	1,600	48,914
Zenkoku Hosho Co. Ltd.	8,000	304,866

		926,687

Diversified Telecommunication Services — 0.2%
ARTERIA Networks Corp.	3,200	43,292
Internet Initiative Japan Inc.	4,800	106,812
Vision Inc./Tokyo Japan(a)(b)	1,600	68,284

		218,388

Electric Utilities — 0.6%
Hokkaido Electric Power Co. Inc.	27,200	138,121
Hokuriku Electric Power Co.(b)	25,600	161,108
Okinawa Electric Power Co. Inc. (The)	6,412	97,559
Shikoku Electric Power Co. Inc.	24,000	229,723

		626,511

Electrical Equipment — 1.6%
Chiyoda Integre Co. Ltd.	1,600	29,695
Cosel Co. Ltd.	3,200	30,569
Daihen Corp.	3,200	91,950
Denyo Co. Ltd.	3,200	46,337
Fujikura Ltd.	36,800	117,183
Furukawa Electric Co. Ltd.	11,200	245,325
Futaba Corp.	4,800	58,652
GS Yuasa Corp.	9,600	160,987
Idec Corp./Japan	4,800	79,589
Mabuchi Motor Co. Ltd.	8,000	283,763
Nippon Carbon Co. Ltd.(a)	1,600	54,190
Nissin Electric Co. Ltd.	8,000	94,663
Nitto Kogyo Corp.	3,200	59,903
Sanyo Denki Co. Ltd.	1,600	63,762
Sinfonia Technology Co. Ltd.	3,200	33,795
Tatsuta Electric Wire and Cable Co. Ltd.	6,400	25,867
Toyo Tanso Co. Ltd.	1,600	29,318
Ushio Inc.	16,000	205,455

		1,711,003

Electronic Equipment, Instruments & Components — 4.6%
Ai Holdings Corp.	4,800	78,775
Amano Corp.	8,000	239,295
Anritsu Corp.(a)	20,800	389,761
Azbil Corp.	19,200	490,197
Canon Electronics Inc.	3,200	54,085
Canon Marketing Japan Inc.	8,000	163,098
Citizen Watch Co. Ltd.	46,400	211,575
CMK Corp.	6,400	30,027
CONEXIO Corp.	1,600	20,259
Daiwabo Holdings Co. Ltd.	3,200	124,660
Dexerials Corp.	8,000	54,039

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Elematec Corp.	3,200	$28,640
Enplas Corp.	1,600	44,724
ESPEC Corp.	3,200	56,647
Hioki E.E. Corp.	1,600	49,291
Hochiki Corp.	1,600	20,259
Horiba Ltd.	6,400	329,210
Hosiden Corp.	8,000	75,369
Ibiden Co. Ltd.	17,600	342,068
Iriso Electronics Co. Ltd.	3,200	153,451
Japan Aviation Electronics Industry Ltd.	8,000	105,893
Japan Cash Machine Co. Ltd.	3,200	28,459
Japan Display Inc.(a)(b)	91,200	54,989
Kaga Electronics Co. Ltd.	3,200	48,055
Koa Corp.	3,200	36,810
Macnica Fuji Electronics Holdings Inc.	8,000	102,803
Maruwa Co. Ltd./Aichi	1,600	89,839
Meiko Electronics Co. Ltd.(a)	3,200	44,015
Nichicon Corp.	6,400	56,316
Nippon Ceramic Co. Ltd.	3,200	79,770
Nippon Chemi-Con Corp.(a)	1,600	20,907
Nippon Signal Co. Ltd.	6,400	69,641
Nissha Co. Ltd.	6,400	57,039
Nohmi Bosai Ltd.	3,200	65,179
Ohara Inc.(a)	1,600	19,008
Oki Electric Industry Co. Ltd.	12,800	179,558
Optex Group Co. Ltd.	4,800	63,943
Osaki Electric Co. Ltd.	4,800	29,891
Restar Holdings Corp.	3,200	50,738
Riken Keiki Co. Ltd.	1,600	27,178
Ryosan Co. Ltd.	3,200	78,172
Ryoyo Electro Corp.	1,600	26,409
Sanshin Electronics Co. Ltd.	1,600	22,339
Siix Corp.(a)	4,800	61,184
Taiyo Yuden Co. Ltd.(a)	17,600	331,456
Tamura Corp.	11,200	56,029
Topcon Corp.	16,000	185,105
V Technology Co. Ltd.	1,600	79,740

		5,025,895

Energy Equipment & Services — 0.1%
Modec Inc.	3,200	72,595
Raiznext Corp.	4,800	52,185

		124,780

Entertainment — 2.4%
Akatsuki Inc.	1,600	105,968
Amuse Inc.	1,600	38,197
Ateam Inc.	1,600	16,807
Avex Inc.	3,200	37,895
Capcom Co. Ltd.	14,400	375,381
COLOPL Inc.(a)	8,000	51,929
Daiichikosho Co. Ltd.	6,400	288,813
DeNA Co. Ltd.	17,600	371,914
GungHo Online Entertainment Inc.	6,400	145,552
KLab Inc.(a)(b)	4,800	48,025
Koei Tecmo Holdings Co. Ltd.	8,068	168,513
Marvelous Inc.	4,800	35,363
Shochiku Co. Ltd.	1,600	186,160
Square Enix Holdings Co. Ltd.	12,800	511,301
Toei Animation Co. Ltd.	1,600	71,751
Toei Co. Ltd.	1,100	158,660

Security	Shares	Value

Entertainment (continued)
UUUM Inc.(b)	1,600	$74,313

		2,686,542

Equity Real Estate Investment Trusts (REITs) — 11.4%
Activia Properties Inc.	112	545,518
Advance Residence Investment Corp.	208	670,178
AEON REIT Investment Corp.	224	294,179
Comforia Residential REIT Inc.	96	302,982
Daiwa Office Investment Corp.	48	374,883
Frontier Real Estate Investment Corp.	80	345,188
Fukuoka REIT Corp.	96	161,259
Global One Real Estate Investment Corp.	144	205,259
GLP J-REIT	544	671,384
Hankyu Hanshin REIT Inc.	80	118,781
Heiwa Real Estate REIT Inc.	144	181,653
Hoshino Resorts REIT Inc.	32	166,414
Hulic Reit Inc.	176	311,725
Ichigo Office REIT Investment	192	191,376
Industrial & Infrastructure Fund Investment Corp.	240	338,028
Invesco Office J-Reit Inc.	1,392	256,381
Invincible Investment Corp.	848	506,507
Japan Excellent Inc.	192	302,801
Japan Hotel REIT Investment Corp.	688	530,203
Japan Logistics Fund Inc.	128	325,351
Japan Rental Housing Investments Inc.	256	237,080
Kenedix Office Investment Corp.	64	490,197
Kenedix Residential Next Investment Corp.	128	244,435
Kenedix Retail REIT Corp.	80	206,811
LaSalle Logiport REIT	176	241,089
MCUBS MidCity Investment Corp.	240	251,204
Mirai Corp.	256	136,508
Mitsubishi Estate Logistics REIT Investment Corp.	32	97,979
Mitsui Fudosan Logistics Park Inc.	48	199,651
Mori Hills REIT Investment Corp.	272	422,049
Mori Trust Hotel Reit Inc.	48	63,129
Mori Trust Sogo REIT Inc.	160	288,662
Nippon Accommodations Fund Inc.	64	402,167
NIPPON REIT Investment Corp.	80	332,752
One REIT Inc.	32	93,156
Orix JREIT Inc.	400	844,505
Premier Investment Corp.	208	291,782
Samty Residential Investment Corp.	48	53,632
Sekisui House Reit Inc.	640	539,639
Star Asia Investment Corp.	64	68,495
Tokyu REIT Inc.	144	275,261

		12,580,233

Food & Staples Retailing — 3.3%
Ain Holdings Inc.	4,800	259,569
Arcs Co. Ltd.	6,400	132,830
Axial Retailing Inc.	3,200	114,560
Belc Co. Ltd.	1,600	77,027
Cawachi Ltd.	1,600	30,389
cocokara fine Inc.	3,200	175,760
Cosmos Pharmaceutical Corp.(a)	1,600	326,798
Create SD Holdings Co. Ltd.	4,800	108,124
Daikokutenbussan Co. Ltd.	1,600	48,160
Genky DrugStores Co. Ltd.(a)	1,600	31,519
Halows Co. Ltd.	1,600	31,655
Heiwado Co. Ltd.	4,800	88,950
Itochu-Shokuhin Co. Ltd.	1,600	62,857

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Japan Meat Co. Ltd.	1,600	$31,338
Kansai Super Market Ltd.	1,600	16,702
Kato Sangyo Co. Ltd.	3,200	93,909
Kobe Bussan Co. Ltd.	4,800	236,959
Kusuri no Aoki Holdings Co. Ltd.	2,700	207,565
Life Corp.	1,600	31,534
Matsumotokiyoshi Holdings Co. Ltd.	11,200	415,733
Ministop Co. Ltd.	1,600	21,751
Mitsubishi Shokuhin Co. Ltd.	1,600	39,418
Nihon Chouzai Co. Ltd.	1,600	55,321
Okuwa Co. Ltd.	3,200	34,217
Qol Holdings Co. Ltd.	3,200	43,231
Retail Partners Co. Ltd.	3,800	32,578
San-A Co. Ltd.	3,200	133,101
Shoei Foods Corp.(a)	1,600	45,146
Sogo Medical Holdings Co. Ltd.	3,200	43,804
Sugi Holdings Co. Ltd.	5,400	283,367
United Super Markets Holdings Inc.	8,000	72,128
Valor Holdings Co. Ltd.	6,400	107,506
Yakuodo Co. Ltd.(b)	1,600	36,554
Yaoko Co. Ltd.	3,200	142,296
Yokohama Reito Co. Ltd.(a)	6,400	62,104

		3,674,460

Food Products — 4.8%
Ariake Japan Co. Ltd.	3,200	242,687
Chubu Shiryo Co. Ltd.	3,200	33,735
DyDo Group Holdings Inc.	1,600	65,420
Ezaki Glico Co. Ltd.	8,000	347,449
Feed One Co. Ltd.	12,800	19,053
Fuji Oil Holdings Inc.	8,000	222,865
Fujicco Co. Ltd.	3,200	57,461
Fujiya Co. Ltd.	1,600	29,816
Hokuto Corp.	3,200	57,220
House Foods Group Inc.	9,600	366,291
Itoham Yonekyu Holdings Inc.	22,400	138,859
J-Oil Mills Inc.	1,600	60,144
Kagome Co. Ltd.	11,200	282,994
Kameda Seika Co. Ltd.	1,600	70,696
Kenko Mayonnaise Co. Ltd.	1,600	33,388
Kewpie Corp.	16,000	374,582
KEY Coffee Inc.	3,200	64,395
Kotobuki Spirits Co. Ltd.	3,200	207,414
Marudai Food Co. Ltd.	3,200	64,395
Maruha Nichiro Corp.	6,400	165,389
Megmilk Snow Brand Co. Ltd.	8,000	184,276
Mitsui Sugar Co. Ltd.	1,600	32,815
Morinaga & Co. Ltd./Japan	6,400	316,548
Morinaga Milk Industry Co. Ltd.	6,400	264,695
Nagatanien Holdings Co. Ltd.	1,600	30,313
Nichirei Corp.	16,200	372,396
Nippon Beet Sugar Manufacturing Co. Ltd.	1,600	26,590
Nippon Flour Mills Co. Ltd.	6,400	99,909
Nippon Suisan Kaisha Ltd.	43,200	250,706
Nisshin Oillio Group Ltd. (The)	3,200	99,487
Prima Meat Packers Ltd.	4,800	95,010
Riken Vitamin Co. Ltd.	1,600	50,648
Rock Field Co. Ltd.	3,200	41,995
Rokko Butter Co. Ltd.	1,600	25,113
S Foods Inc.	3,200	90,895
Sakata Seed Corp.	4,800	162,570

Security	Shares	Value

Food Products (continued)
Showa Sangyo Co. Ltd.	3,200	$92,251
Starzen Co. Ltd.	1,600	60,446
Warabeya Nichiyo Holdings Co. Ltd.	1,600	26,424

		5,227,340

Gas Utilities — 0.3%
K&O Energy Group Inc.	1,600	20,410
Nippon Gas Co. Ltd.	6,400	194,451
Shizuoka Gas Co. Ltd.	8,000	66,098

		280,959

Health Care Equipment & Supplies — 1.6%
CYBERDYNE Inc.(b)	16,000	96,773
Eiken Chemical Co. Ltd.	4,800	72,218
Hogy Medical Co. Ltd.	3,200	87,397
Jeol Ltd.	6,400	140,970
Mani Inc.	9,600	224,568
Menicon Co. Ltd.	4,800	181,563
Nagaileben Co. Ltd.	3,200	62,797
Nakanishi Inc.	9,600	157,822
Nihon Kohden Corp.	12,800	355,499
Nikkiso Co. Ltd.	8,000	83,885
Nipro Corp.	20,800	218,886
Paramount Bed Holdings Co. Ltd.	3,200	117,424
Seed Co. Ltd/Tokyo	1,600	12,240

		1,812,042

Health Care Providers & Services — 1.3%
As One Corp.	1,600	142,597
BML Inc.	3,200	90,895
Elan Corp.	1,600	25,731
Japan Lifeline Co. Ltd.	9,600	150,406
Miraca Holdings Inc.	8,000	176,589
NichiiGakkan Co. Ltd.	6,400	99,366
Ship Healthcare Holdings Inc.	6,400	296,048
Solasto Corp.	8,000	99,863
Toho Holdings Co. Ltd.	8,000	191,210
Tokai Corp./Gifu	3,200	68,616
Tsukui Corp.	8,000	32,785
Vital KSK Holdings Inc.	6,400	63,068

		1,437,174

Health Care Technology — 0.1%
EM Systems Co. Ltd.	1,600	27,148
Medical Data Vision Co. Ltd.(b)	3,200	30,569

		57,717

Hotels, Restaurants & Leisure — 4.3%
Aeon Fantasy Co. Ltd.	1,600	43,503
Arcland Service Holdings Co. Ltd.	3,200	57,431
Atom Corp.	14,400	135,528
BRONCO BILLY Co. Ltd.	1,600	33,132
Colowide Co. Ltd.	9,600	186,492
Create Restaurants Holdings Inc.	6,400	97,678
Daisyo Corp.	1,600	23,741
Doutor Nichires Holdings Co. Ltd.	4,800	91,347
Fuji Kyuko Co. Ltd.	3,200	134,759
Fujio Food System Co. Ltd.	1,600	42,146
Fujita Kanko Inc.	1,600	41,408
Hiday Hidaka Corp.	3,284	66,178
HIS Co. Ltd.	4,800	117,394
Ichibanya Co. Ltd.	1,700	82,321
Kappa Create Co. Ltd.	4,800	63,536
Kisoji Co. Ltd.	3,200	79,408

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
KNT-CT Holdings Co. Ltd.(b)	1,600	$21,977
Komeda Holdings Co. Ltd.	8,000	148,928
Koshidaka Holdings Co. Ltd.	6,400	106,722
Kourakuen Holdings Corp.	1,600	39,749
Kura Sushi Inc.	1,600	63,762
Kyoritsu Maintenance Co. Ltd.(a)	4,880	193,094
Matsuyafoods Holdings Co. Ltd.	1,600	57,431
Monogatari Corp. (The)	900	82,076
MOS Food Services Inc.	3,200	70,575
Ohsho Food Service Corp.	1,600	109,134
Pepper Food Service Co. Ltd.	1,600	23,410
Plenus Co. Ltd.	3,200	52,276
Renaissance Inc.	1,600	23,500
Resorttrust Inc.	12,800	200,058
Ringer Hut Co. Ltd.	3,200	76,002
Round One Corp.	9,600	156,917
Royal Holdings Co. Ltd.	4,800	117,168
Saizeriya Co. Ltd.	4,800	119,158
Skylark Holdings Co. Ltd.	32,000	547,779
St. Marc Holdings Co. Ltd.	3,200	74,916
Sushiro Global Holdings Ltd.	3,900	246,173
TKP Corp.(b)	1,600	80,494
Tokyo Dome Corp.	12,800	124,569
Tokyotokeiba Co. Ltd.	3,200	95,417
Toridoll Holdings Corp.	3,200	72,836
Tosho Co. Ltd.	1,600	40,307
WATAMI Co. Ltd.	3,200	42,900
Yoshinoya Holdings Co. Ltd.	9,600	203,405
Zensho Holdings Co. Ltd.	12,800	290,380

		4,777,115

Household Durables — 1.6%
Chofu Seisakusho Co. Ltd.	3,200	64,576
Corona Corp.	1,600	15,029
ES-Con Japan Ltd.	4,800	34,323
Foster Electric Co. Ltd.	3,200	52,879
France Bed Holdings Co. Ltd.	3,200	30,449
Fujitsu General Ltd.	9,600	154,656
Haseko Corp.	41,600	447,177
Hinokiya Group Co. Ltd.	1,600	27,690
JVCKenwood Corp.	24,000	69,188
LEC Inc.	3,800	34,547
Misawa Homes Co. Ltd.	3,200	31,806
Pressance Corp.	4,800	69,731
Sangetsu Corp.	8,000	151,566
Starts Corp. Inc.	4,800	107,400
Sumitomo Forestry Co. Ltd.	20,800	254,942
Tamron Co. Ltd.	1,600	33,042
Token Corp.	1,620	95,388
Zojirushi Corp.(a)	4,800	58,697

		1,733,086

Household Products — 0.1%
Earth Corp.	1,600	77,177
S.T. Corp.	1,600	23,229

		100,406

Independent Power and Renewable Electricity Producers — 0.1%
eRex Co. Ltd.	3,200	35,484
RENOVA Inc.(b)	3,200	24,419

		59,903

Security	Shares	Value

Industrial Conglomerates — 0.4%
Katakura Industries Co. Ltd.	3,200	$38,076
Mie Kotsu Group Holdings Inc.	8,000	40,473
Nisshinbo Holdings Inc.	22,400	167,349
Noritsu Koki Co. Ltd.	3,200	53,843
TOKAI Holdings Corp.	14,400	133,493

		433,234

Insurance — 0.1%
Anicom Holdings Inc.	3,200	124,810

Interactive Media & Services — 0.6%
Bengo4.com Inc.(b)	1,200	43,243
COOKPAD Inc.(b)	8,000	22,234
Dip Corp.	4,800	109,164
Gree Inc.	19,200	86,282
Gurunavi Inc.	4,800	30,750
Itokuro Inc.(b)	1,600	25,369
Kamakura Shinsho Ltd.	3,200	50,828
Lifull Co. Ltd.	9,600	59,330
Mixi Inc.	6,400	134,216
MTI Ltd.	3,200	20,983
ZIGExN Co. Ltd.	8,000	44,694

		627,093

Internet & Direct Marketing Retail — 0.3%
ASKUL Corp.	3,200	87,397
Belluna Co. Ltd.	8,000	47,407
Enigmo Inc.(b)	3,200	35,393
Istyle Inc.(a)(b)	6,400	39,433
Oisix ra daichi Inc.(b)	3,200	41,604
Open Door Inc.(b)	1,600	33,614
Yume No Machi Souzou Iinkai Co. Ltd.(a)	3,200	44,618

		329,466

IT Services — 3.2%
Argo Graphics Inc.	3,200	80,343
Comture Corp.	1,600	56,979
Digital Garage Inc.	4,800	156,691
Digital Hearts Holdings Co. Ltd.	1,600	14,320
DTS Corp.	6,400	133,734
Future Corp.	3,200	53,934
GMO Internet Inc.	11,200	196,787
Ines Corp.	3,200	33,041
Infocom Corp.	3,200	76,635
Information Services International-Dentsu Ltd.	1,600	50,497
Kanematsu Electronics Ltd.	1,600	45,372
LAC Co. Ltd.	3,200	41,302
Mitsubishi Research Institute Inc.	1,600	54,416
NEC Networks & System Integration Corp.	3,200	83,659
NET One Systems Co. Ltd.	12,800	343,440
Nihon Unisys Ltd.	11,200	362,448
NS Solutions Corp.	4,800	160,535
NSD Co. Ltd.	6,400	190,532
SCSK Corp.	8,056	397,696
SHIFT Inc.(b)	1,600	81,398
Softbank Technology Corp.	1,600	30,630
TIS Inc.	11,248	660,182
TKC Corp.	3,200	137,623
Transcosmos Inc.	3,200	76,424

		3,518,618

Leisure Products — 0.5%
Heiwa Corp.	8,016	161,687

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Mars Group Holdings Corp.	1,600	$28,534
Mizuno Corp.	3,200	82,936
Tomy Co. Ltd.	12,800	133,493
Universal Entertainment Corp.	4,800	142,447
Yonex Co. Ltd.(a)	8,000	37,835

		586,932

Life Sciences Tools & Services — 0.1%
CMIC Holdings Co. Ltd.	1,600	25,716
EPS Holdings Inc.	4,800	59,466
Linical Co. Ltd.	1,600	15,541

		100,723

Machinery — 5.6%
Aichi Corp.	4,800	29,303
Aida Engineering Ltd.	8,000	60,521
Anest Iwata Corp.	4,800	40,292
Asahi Diamond Industrial Co. Ltd.	8,000	45,221
Bando Chemical Industries Ltd.	4,800	37,172
CKD Corp.	8,000	79,740
Daiwa Industries Ltd.	4,800	48,251
DMG Mori Co. Ltd.	17,600	238,934
Ebara Corp.	14,400	342,279
Fuji Corp./Aichi	9,600	128,880
Fujitec Co. Ltd.	9,600	113,324
Fukushima Industries Corp.	1,600	45,221
Furukawa Co. Ltd.	4,800	59,692
Giken Ltd.	1,600	50,045
Glory Ltd.	8,000	219,926
Harmonic Drive Systems Inc.(a)	6,400	254,444
Hirata Corp.	1,600	99,487
Hisaka Works Ltd.	1,600	12,149
Hitachi Zosen Corp.	25,600	82,001
Hosokawa Micron Corp.	1,600	55,999
Iseki & Co. Ltd.	3,200	40,850
Japan Steel Works Ltd. (The)	9,600	171,207
Kitz Corp.	11,200	72,490
Komori Corp.	8,000	78,911
Kyokuto Kaihatsu Kogyo Co. Ltd.	4,800	54,401
Makino Milling Machine Co. Ltd.	3,200	129,785
Max Co. Ltd.	3,200	51,673
Meidensha Corp.	4,800	79,092
METAWATER Co. Ltd.	1,600	55,471
Mitsubishi Logisnext Co. Ltd.	4,800	51,416
Mitsuboshi Belting Ltd.	3,200	52,668
Mitsui E&S Holdings Co. Ltd.(b)	11,200	85,151
Miura Co. Ltd.	12,800	353,449
Morita Holdings Corp.	4,800	72,083
Nachi-Fujikoshi Corp.	1,600	64,139
Nihon Trim Co. Ltd.	1,600	66,852
Nippon Sharyo Ltd.(b)	1,600	34,021
Nippon Thompson Co. Ltd.	8,000	32,032
Nissei ASB Machine Co. Ltd.	1,600	46,050
Nitta Corp.	3,200	83,056
Nitto Kohki Co. Ltd.	1,600	30,916
Nittoku Co. Ltd.	1,600	37,187
Noritake Co. Ltd./Nagoya Japan	1,600	58,411
NTN Corp.	64,000	170,032
Obara Group Inc.	1,600	51,552
Oiles Corp.	3,296	46,888
OKUMA Corp.	4,800	235,150

Security	Shares	Value

Machinery (continued)
Organo Corp.	1,600	$61,275
OSG Corp.	11,200	212,193
Rheon Automatic Machinery Co. Ltd.	3,200	44,648
Ryobi Ltd.	3,200	48,145
Shibuya Corp.	1,600	41,136
Shima Seiki Manufacturing Ltd.	4,800	115,540
Shinmaywa Industries Ltd.	6,400	74,826
Sintokogio Ltd.	6,400	54,446
Sodick Co. Ltd.	6,400	45,281
Star Micronics Co. Ltd.	4,800	66,068
Tadano Ltd.	16,000	141,542
Takeuchi Manufacturing Co. Ltd.	4,800	71,223
Takuma Co. Ltd.	11,200	129,363
Teikoku Sen-I Co. Ltd.	3,200	49,291
Tocalo Co. Ltd.	8,800	66,076
Toshiba Machine Co. Ltd.	3,200	62,164
Tsubaki Nakashima Co. Ltd.	6,400	95,628
Tsubakimoto Chain Co.	3,200	97,225
Tsugami Corp.	6,400	50,527
Tsukishima Kikai Co. Ltd.	4,800	59,692
Tsurumi Manufacturing Co. Ltd.	3,200	57,250
Union Tool Co.	1,600	46,653
YAMABIKO Corp.	4,800	46,578
Yamashin-Filter Corp.	4,800	28,625
Yushin Precision Equipment Co. Ltd.	3,200	28,037

		6,141,246

Marine — 0.2%
Iino Kaiun Kaisha Ltd.	12,800	39,071
Kawasaki Kisen Kaisha Ltd.(a)(b)	12,800	128,911
NS United Kaiun Kaisha Ltd.	1,600	32,303

		200,285

Media — 0.6%
F@N Communications Inc.	6,400	32,861
Kadokawa Dwango(b)	6,408	95,747
Macromill Inc.	6,400	56,014
OPT Holding Inc.	1,600	23,228
Proto Corp.	3,200	36,358
RPA Holdings Inc.(b)	3,200	47,181
SKY Perfect JSAT Holdings Inc.	20,800	83,674
Tokyo Broadcasting System Holdings Inc.	4,800	76,831
TV Asahi Holdings Corp.	3,200	50,678
ValueCommerce Co. Ltd.	3,200	51,974
Vector Inc.(b)	4,800	39,659
Wowow Inc.	1,600	38,076
Zenrin Co. Ltd.	4,800	79,770

		712,051

Metals & Mining — 1.6%
Aichi Steel Corp.	1,600	46,879
Asahi Holdings Inc.	6,400	135,362
Daido Steel Co. Ltd.	4,800	180,206
Dowa Holdings Co. Ltd.	8,000	256,253
Godo Steel Ltd.	1,600	31,022
Kyoei Steel Ltd.	3,200	50,738
Mitsui Mining & Smelting Co. Ltd.	9,600	201,596
Nakayama Steel Works Ltd.	3,200	13,325
Neturen Co. Ltd.	4,800	36,267
Nippon Denko Co. Ltd.	16,000	23,666
Nippon Light Metal Holdings Co. Ltd.	80,000	138,678
Nittetsu Mining Co. Ltd.	1,600	58,863

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Osaka Steel Co. Ltd.	1,600	$20,093
OSAKA Titanium Technologies Co. Ltd.	3,200	44,950
Pacific Metals Co. Ltd.(a)	1,600	28,399
Sanyo Special Steel Co. Ltd.	3,200	41,694
Toho Titanium Co. Ltd.	4,800	33,826
Toho Zinc Co. Ltd.	1,600	27,886
Tokyo Steel Manufacturing Co. Ltd.	16,000	124,208
Topy Industries Ltd.	1,600	27,449
UACJ Corp.	4,814	70,343
Yamato Kogyo Co. Ltd.	6,400	156,706
Yodogawa Steel Works Ltd.	3,200	53,723

		1,802,132

Multiline Retail — 0.9%
Fuji Co. Ltd./Ehime	3,200	55,290
H2O Retailing Corp.	14,435	151,632
Izumi Co. Ltd.	6,400	243,893
Kintetsu Department Store Co. Ltd.	1,600	46,050
Matsuya Co. Ltd.	4,800	34,278
Parco Co. Ltd.	3,200	36,991
Seria Co. Ltd.	6,400	157,189
Takashimaya Co. Ltd.	20,800	233,191

		958,514

Oil, Gas & Consumable Fuels — 0.6%
Cosmo Energy Holdings Co. Ltd.	9,600	174,102
Itochu Enex Co. Ltd.	8,000	61,124
Iwatani Corp.	6,400	211,635
Japan Petroleum Exploration Co. Ltd.	4,800	117,349
San-Ai Oil Co. Ltd.	8,000	74,238
Sinanen Holdings Co. Ltd.	1,600	26,213

		664,661

Paper & Forest Products — 0.5%
Daiken Corp.	1,600	27,675
Daio Paper Corp.	11,200	135,166
Hokuetsu Corp.	19,200	95,869
Nippon Paper Industries Co. Ltd.	16,000	265,900
Tokushu Tokai Paper Co. Ltd.	1,600	54,492

		579,102

Personal Products — 1.2%
Euglena Co. Ltd.(b)	11,200	93,804
Fancl Corp.	12,800	311,121
Kitanotatsujin Corp.	9,600	66,023
Mandom Corp.	6,400	157,611
Milbon Co. Ltd.	3,200	156,767
MTG Co. Ltd.	1,600	16,129
Noevir Holdings Co. Ltd.	3,100	155,956
Rohto Pharmaceutical Co. Ltd.	14,400	357,609
YA-MAN Ltd.	4,800	35,634

		1,350,654

Pharmaceuticals — 2.4%
ASKA Pharmaceutical Co. Ltd.	3,200	31,203
Fuji Pharma Co. Ltd.	1,600	18,993
JCR Pharmaceuticals Co. Ltd.	1,600	123,001
Kaken Pharmaceutical Co. Ltd.	4,800	230,176
Kissei Pharmaceutical Co. Ltd.	4,800	109,933
KYORIN Holdings Inc.	6,400	106,963
Mochida Pharmaceutical Co. Ltd.	4,800	187,668
Nichi-Iko Pharmaceutical Co. Ltd.	6,450	69,091
Nippon Shinyaku Co. Ltd.	7,700	633,294
Sawai Pharmaceutical Co. Ltd.	6,400	340,063

Security	Shares	Value

Pharmaceuticals (continued)
Seikagaku Corp.	6,400	$68,314
Sosei Group Corp.(b)	11,200	240,788
Torii Pharmaceutical Co. Ltd.	1,600	40,171
Towa Pharmaceutical Co. Ltd.	3,200	73,409
Tsumura & Co.	9,600	263,639
ZERIA Pharmaceutical Co. Ltd.	4,800	84,292

		2,620,998

Professional Services — 2.6%
Altech Corp.	1,780	24,081
BayCurrent Consulting Inc.	3,200	144,708
Benefit One Inc.	11,200	181,171
en-japan Inc.	4,800	179,076
FULLCAST Holdings Co. Ltd.	3,200	60,084
Funai Soken Holdings Inc.	6,400	136,749
JAC Recruitment Co. Ltd.	1,600	29,891
Link And Motivation Inc.(a)	4,800	24,148
Meitec Corp.	3,200	165,208
Nihon M&A Center Inc.	22,400	654,199
Nomura Co. Ltd.	12,800	162,555
Outsourcing Inc.	16,000	145,763
Pasona Group Inc.	3,200	42,990
SMS Co. Ltd.	11,200	250,390
Tanseisha Co. Ltd.	4,800	57,883
TechnoPro Holdings Inc.	6,400	372,019
Trust Tech Inc.	3,200	37,323
UT Group Co. Ltd.(a)	4,800	88,181
WDB Holdings Co. Ltd.	1,600	35,469
World Holdings Co. Ltd.	1,600	23,078
YAMADA Consulting Group Co. Ltd.	1,600	24,193
Yumeshin Holdings Co. Ltd.(a)	6,400	47,452

		2,886,611

Real Estate Management & Development — 2.2%
Daibiru Corp.	6,400	61,742
Goldcrest Co. Ltd.	3,200	60,807
Heiwa Real Estate Co. Ltd.	4,800	112,420
Ichigo Inc.	40,000	161,289
Japan Asset Marketing Co. Ltd.(b)	20,800	17,048
Katitas Co. Ltd.	4,800	183,824
Keihanshin Building Co. Ltd.	4,800	56,572
Kenedix Inc.	33,600	163,655
Leopalace21 Corp.(a)(b)	38,400	105,275
Open House Co. Ltd.	4,800	218,192
Raysum Co. Ltd.	1,600	16,973
Relo Group Inc.	16,000	405,634
SAMTY Co. Ltd.	3,300	56,707
Sun Frontier Fudousan Co. Ltd.	4,800	54,989
Takara Leben Co. Ltd.	12,800	49,201
TOC Co. Ltd.	6,400	48,477
Tokyo Tatemono Co. Ltd.	30,400	396,665
Tosei Corp.	4,800	54,039
Unizo Holdings Co. Ltd.	4,800	194,451

		2,417,960

Road & Rail — 2.4%
Fukuyama Transporting Co. Ltd.	4,800	166,414
Hamakyorex Co. Ltd.	1,600	55,095
Hitachi Transport System Ltd.	6,400	200,782
Maruzen Showa Unyu Co. Ltd.	1,600	46,729
Nankai Electric Railway Co. Ltd.	16,000	409,854
Nikkon Holdings Co. Ltd.	9,600	214,167

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Nishi-Nippon Railroad Co. Ltd.	9,600	$220,679
Sakai Moving Service Co. Ltd.	1,600	94,362
Sankyu Inc.	8,000	405,483
Seino Holdings Co. Ltd.	20,800	268,071
Senko Group Holdings Co. Ltd.	17,600	139,944
Sotetsu Holdings Inc.	11,200	298,716
Trancom Co. Ltd.	1,600	85,317

		2,605,613

Semiconductors & Semiconductor Equipment — 1.6%
Ferrotec Holdings Corp.	4,800	37,307
Japan Material Co. Ltd.	9,600	98,853
Lasertec Corp.	6,400	367,196
Megachips Corp.	3,200	48,236
Micronics Japan Co. Ltd.	4,800	34,866
Mimasu Semiconductor Industry Co. Ltd.	1,600	26,952
Mitsui High-Tec Inc.	3,200	37,383
Optorun Co. Ltd.	3,200	89,056
Rorze Corp.	1,600	34,097
RS Technologies Co. Ltd.	1,600	42,402
Sanken Electric Co. Ltd.	3,200	55,863
SCREEN Holdings Co. Ltd.	6,400	367,799
Shindengen Electric Manufacturing Co. Ltd.	1,600	46,201
Shinko Electric Industries Co. Ltd.	11,200	88,211
Tokyo Seimitsu Co. Ltd.	4,800	127,569
Ulvac Inc.	6,400	260,775

		1,762,766

Software — 1.5%
Broadleaf Co. Ltd.	14,400	75,429
Computer Engineering & Consulting Ltd.	3,200	67,802
Cybozu Inc.	3,200	33,735
Digital Arts Inc.	1,600	114,862
Fuji Soft Inc.	3,200	137,623
Fukui Computer Holdings Inc.	1,600	31,157
Gunosy Inc.(b)	1,600	20,862
Infomart Corp.	16,000	235,602
Justsystems Corp.	4,800	180,206
Miroku Jyoho Service Co. Ltd.	3,200	83,086
Money Forward Inc.(a)(b)	1,600	50,799
OBIC Business Consultants Co. Ltd.	3,200	134,307
Optim Corp.(b)	1,600	44,241
PKSHA Technology Inc.(b)	1,600	71,600
Rakus Co. Ltd.	3,200	92,251
Sourcenext Corp.(a)	12,800	52,215
Systena Corp.	11,200	167,243
UNITED Inc./Japan	1,600	16,868

		1,609,888

Specialty Retail — 2.6%
Adastria Co. Ltd.	4,800	92,975
Alpen Co. Ltd.	3,200	46,698
AOKI Holdings Inc.	6,400	62,646
Aoyama Trading Co. Ltd.	6,400	113,354
Arcland Sakamoto Co. Ltd.	3,200	36,267
Asahi Co. Ltd.	1,600	18,073
Autobacs Seven Co. Ltd.	11,200	187,819
Bic Camera Inc.	16,000	158,726
Chiyoda Co. Ltd.	3,200	46,126
DCM Holdings Co. Ltd.	16,000	158,877
EDION Corp.	12,800	122,037
Geo Holdings Corp.	4,800	60,280

Security	Shares	Value

Specialty Retail (continued)
IDOM Inc.	8,000	$31,353
JINS Holdings Inc.	1,600	88,483
Joshin Denki Co. Ltd.	3,200	58,546
Joyful Honda Co. Ltd.	8,000	101,898
Keiyo Co. Ltd.	6,400	28,339
Kohnan Shoji Co. Ltd.	3,200	69,822
Komeri Co. Ltd.	4,800	98,446
K’s Holdings Corp.	28,800	309,041
LIXIL VIVA Corp.	3,400	44,396
Nextage Co. Ltd.	4,800	51,009
Nishimatsuya Chain Co. Ltd.	6,400	54,386
Nojima Corp.	4,800	81,896
PAL GROUP Holdings Co. Ltd.	1,600	49,216
Sac’s Bar Holdings Inc.	3,200	27,133
Sanrio Co. Ltd.	8,000	152,697
Shimachu Co. Ltd.	6,400	150,978
T-Gaia Corp.	3,200	64,335
Tokyo Base Co. Ltd.(b)	3,200	26,982
United Arrows Ltd.	3,200	96,321
VT Holdings Co. Ltd.	11,200	47,482
World Co. Ltd.	3,200	68,736
Xebio Holdings Co. Ltd.	3,200	33,976
Yellow Hat Ltd.	4,800	72,083

		2,911,432

Technology Hardware, Storage & Peripherals — 0.6%
Eizo Corp.	3,200	106,873
Elecom Co. Ltd.	3,200	125,866
Maxell Holdings Ltd.	8,000	108,229
MCJ Co. Ltd.	9,600	61,139
Melco Holdings Inc.	1,600	41,618
Riso Kagaku Corp.	3,200	56,466
Roland DG Corp.	1,600	29,484
Toshiba TEC Corp.	3,200	93,005
Wacom Co. Ltd.	20,800	64,862

		687,542

Textiles, Apparel & Luxury Goods — 1.3%
Asics Corp.	24,900	321,850
Descente Ltd.	4,800	65,706
Fujibo Holdings Inc.	1,600	38,046
Goldwin Inc.(a)	1,600	221,131
Gunze Ltd.	3,200	132,649
Japan Wool Textile Co. Ltd. (The)	6,400	54,687
Kurabo Industries Ltd.	3,200	58,305
Onward Holdings Co. Ltd.	14,400	68,103
Seiko Holdings Corp.	3,200	67,199
Seiren Co. Ltd.	6,400	73,379
TSI Holdings Co. Ltd.	9,600	48,025
Wacoal Holdings Corp.	6,400	149,592
Yondoshi Holdings Inc.	3,200	73,741

		1,372,413

Thrifts & Mortgage Finance — 0.1%
Aruhi Corp.	4,800	87,684

Trading Companies & Distributors — 2.0%
Advan Co. Ltd.	3,200	34,579
Chori Co. Ltd.	1,600	24,238
Daiichi Jitsugyo Co. Ltd.	1,600	41,694
Gecoss Corp.	1,600	12,677
Hanwa Co. Ltd.	4,800	129,378

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Inaba Denki Sangyo Co. Ltd.	3,200	$143,502
Inabata & Co. Ltd.	6,400	74,886
Japan Pulp & Paper Co. Ltd.	1,600	56,376
Kamei Corp.	3,200	31,806
Kanamoto Co. Ltd.	4,800	124,313
Kanematsu Corp.	11,200	127,463
Nagase & Co. Ltd.	16,000	217,062
Nichiden Corp.	1,600	29,077
Nippon Steel Trading Corp.	3,344	127,749
Nishio Rent All Co. Ltd.	3,200	84,292
Sojitz Corp.	196,800	600,718
Trusco Nakayama Corp.	6,400	145,190
Wakita & Co. Ltd.	6,400	62,043
Yamazen Corp.	9,600	84,925
Yuasa Trading Co. Ltd.	3,200	88,242

		2,240,210

Transportation Infrastructure — 0.4%
Mitsubishi Logistics Corp.	9,600	235,602
Nissin Corp.	1,600	22,083
Sumitomo Warehouse Co. Ltd. (The)	9,600	127,072

		384,757

Total Common Stocks — 99.5% (Cost: $143,629,228)		109,438,945

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(c)(d)(e)	3,094,708	$3,096,256
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(c)(d)	48,000	48,000

		3,144,256

Total Short-Term Investments — 2.9% (Cost: $3,142,809)		3,144,256

Total Investments in Securities — 102.4% (Cost: $146,772,037)		112,583,201

Other Assets, Less Liabilities — (2.4)%		(2,587,946)

Net Assets — 100.0%		$109,995,255

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	17,897,350	(14,802,642)	3,094,708	$3,096,256	$351,709	(b)	$5,026	$(2,915)
BlackRock Cash Funds: Treasury, SL Agency Shares	55,060	(7,060)	48,000	48,000	3,029		—	—

				$3,144,256	$354,738		$5,026	$(2,915)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	3	09/12/19	$427	$(12,894)

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,894

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(275,007)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(11,089)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,416,321

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$109,402,391	$36,554	$—	$109,438,945
Money Market Funds	3,144,256	—	—	3,144,256

	$112,546,647	$36,554	$—	$112,583,201

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,894)	$—	$—	$(12,894)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%
AirAsia Group Bhd	5,287,100	$2,250,365

Banks — 33.0%
Alliance Bank Malaysia Bhd	3,266,000	2,329,806
AMMB Holdings Bhd	5,805,137	5,797,545
CIMB Group Holdings Bhd	17,027,612	20,487,390
Hong Leong Bank Bhd(a)	2,280,340	9,000,985
Hong Leong Financial Group Bhd	804,500	3,225,269
Malayan Banking Bhd	13,542,481	27,983,393
Public Bank Bhd	10,875,280	52,546,829
RHB Bank Bhd	5,617,402	7,613,647
RHB Capital Bhd(b)(c)	1,621,200	4

		128,984,868

Beverages — 1.1%
Fraser & Neave Holdings Bhd	514,100	4,315,237

Chemicals — 3.6%
Petronas Chemicals Group Bhd	8,407,900	13,854,892

Construction & Engineering — 2.6%
Gamuda Bhd	6,028,500	5,160,528
IJM Corp. Bhd	9,541,880	5,173,103

		10,333,631

Diversified Telecommunication Services — 0.9%
Telekom Malaysia Bhd	3,947,800	3,520,212

Electric Utilities — 9.3%
Tenaga Nasional Bhd	10,945,112	36,331,890

Energy Equipment & Services — 2.7%
Dialog Group Bhd	12,848,754	10,632,187

Food Products — 12.1%
Genting Plantations Bhd	848,600	2,021,870
IOI Corp. Bhd	6,602,930	6,924,009
Kuala Lumpur Kepong Bhd(a)	1,495,700	8,528,566
Nestle Malaysia Bhd	246,800	8,656,046
PPB Group Bhd	1,993,719	8,846,224
QL Resources Bhd	2,272,900	3,750,785
Sime Darby Plantation Bhd	7,236,155	8,568,791

		47,296,291

Gas Utilities — 2.0%
Petronas Gas Bhd	2,081,000	7,956,838

Health Care Equipment & Supplies — 3.2%
Hartalega Holdings Bhd	5,253,800	6,408,749
Top Glove Corp. Bhd	5,378,700	6,075,098

		12,483,847

Health Care Providers & Services — 2.7%
IHH Healthcare Bhd	7,681,800	10,576,060

Hotels, Restaurants & Leisure — 4.7%
Genting Bhd	7,474,100	10,663,322
Genting Malaysia Bhd	10,401,400	7,766,115

		18,429,437

Industrial Conglomerates — 2.6%
HAP Seng Consolidated Bhd	2,172,000	5,123,348

Security	Shares	Value

Industrial Conglomerates (continued)
Sime Darby Bhd(a)	9,514,655	$5,180,968

		10,304,316

Marine — 1.7%
MISC Bhd	3,914,120	6,756,988

Metals & Mining — 1.5%
Press Metal Aluminium Holdings Bhd(a)	4,930,000	5,767,590

Multi-Utilities — 0.6%
YTL Corp. Bhd	9,571,162	2,275,868

Oil, Gas & Consumable Fuels — 1.2%
Petronas Dagangan Bhd	871,600	4,741,935

Real Estate Management & Development — 1.0%
Sime Darby Property Bhd .	8,331,955	1,743,460
SP Setia Bhd Group(a)	5,566,800	2,064,964

		3,808,424

Tobacco — 0.6%
British American Tobacco Malaysia Bhd(a)	500,800	2,348,300

Transportation Infrastructure — 2.5%
Malaysia Airports Holdings Bhd	3,491,500	6,832,730
Westports Holdings Bhd	2,996,800	2,992,881

		9,825,611

Wireless Telecommunication Services — 9.1%
Axiata Group Bhd	9,585,000	11,509,749
DiGi.Com Bhd	10,897,000	13,007,476
Maxis Bhd(a)	8,216,500	10,882,393

		35,399,618

Total Common Stocks — 99.3% (Cost: $272,715,592)		388,194,405

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	3,581,320	3,583,110
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	198,000	198,000

		3,781,110

Total Short-Term Investments — 1.0% (Cost: $3,780,032)		3,781,110

Total Investments in Securities — 100.3% (Cost: $276,495,624)		391,975,515

Other Assets, Less Liabilities — (0.3)%		(1,086,492)

Net Assets — 100.0%		$390,889,023

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,332,868	(9,751,548)	3,581,320	$3,583,110	$344,828	(b)	$1,170	$(567)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	198,000	198,000	198,000	11,722		—	—

				$3,781,110	$356,550		$1,170	$(567)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$388,194,401	$—	$4	$388,194,405
Money Market Funds	3,781,110	—	—	3,781,110

	$391,975,511	$—	$4	$391,975,515

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 57.2%
AGL Energy Ltd.	893,676	$11,416,086
Alumina Ltd.	3,322,667	4,857,864
AMP Ltd.	4,560,721	5,208,372
APA Group	1,607,777	11,926,470
Aristocrat Leisure Ltd.	782,080	15,676,061
ASX Ltd.	263,573	15,327,130
Aurizon Holdings Ltd.	2,715,720	10,813,624
AusNet Services	2,501,634	3,033,857
Australia & New Zealand Banking Group Ltd.	3,854,955	69,451,161
Bank of Queensland Ltd.	553,484	3,419,583
Bendigo & Adelaide Bank Ltd.	660,303	4,973,749
BHP Group Ltd.	4,005,136	97,927,131
BlueScope Steel Ltd.	710,161	5,976,103
Boral Ltd.	1,606,954	4,601,413
Brambles Ltd.	2,175,713	16,564,520
Caltex Australia Ltd.	338,651	5,466,860
Challenger Ltd.	757,215	3,423,265
CIMIC Group Ltd.	131,818	2,753,184
Coca-Cola Amatil Ltd.	688,027	5,038,878
Cochlear Ltd.	78,697	11,558,819
Coles Group Ltd.	1,544,304	14,400,172
Commonwealth Bank of Australia	2,408,238	128,262,610
Computershare Ltd.	666,339	6,904,788
Crown Resorts Ltd.	512,146	4,144,151
CSL Ltd.	616,463	100,043,418
Dexus	1,487,462	12,928,091
Flight Centre Travel Group Ltd.	75,996	2,381,419
Fortescue Metals Group Ltd.	1,888,866	10,180,988
Goodman Group	2,225,542	21,772,144
GPT Group (The)	2,631,721	11,330,250
Harvey Norman Holdings Ltd.	719,371	2,122,882
Incitec Pivot Ltd.	2,175,906	4,705,914
Insurance Australia Group Ltd.	3,144,387	17,075,358
James Hardie Industries PLC	603,659	9,171,429
Lendlease Group	770,066	8,851,274
Macquarie Group Ltd.	439,396	36,661,973
Magellan Financial Group Ltd.	166,703	5,698,921
Medibank Pvt Ltd.	3,760,701	9,222,932
Mirvac Group	5,352,092	11,503,051
National Australia Bank Ltd.	3,821,599	70,446,594
Newcrest Mining Ltd.	1,047,489	26,112,592
Oil Search Ltd.	1,873,228	8,380,260
Orica Ltd.	517,506	7,506,858
Origin Energy Ltd.	2,398,167	12,328,288
QBE Insurance Group Ltd.	1,798,215	15,180,689
Ramsay Health Care Ltd.	193,130	8,541,165
REA Group Ltd.	71,394	5,027,110
Rio Tinto Ltd.	505,846	29,848,469
Santos Ltd.	2,411,286	11,713,395
Scentre Group	7,218,301	19,647,855
Seek Ltd.	452,015	6,191,402
Sonic Healthcare Ltd.	613,720	12,177,394
South32 Ltd.	6,876,934	12,232,003
Stockland	3,246,074	9,885,432
Suncorp Group Ltd.	1,767,199	16,442,882
Sydney Airport	1,498,638	8,511,833
Tabcorp Holdings Ltd.	2,745,069	8,711,099
Telstra Corp. Ltd.	5,667,554	14,204,875

Security	Shares	Value

Australia (continued)
TPG Telecom Ltd.	502,912	$2,256,654
Transurban Group	3,645,552	36,720,052
Treasury Wine Estates Ltd.	979,517	12,367,456
Vicinity Centres	4,373,369	7,631,584
Washington H Soul Pattinson & Co. Ltd.	162,604	2,288,592
Wesfarmers Ltd.	1,541,152	40,599,532
Westpac Banking Corp.	4,690,013	89,172,276
Woodside Petroleum Ltd.	1,275,667	27,615,114
Woolworths Group Ltd.	1,715,172	43,646,905
WorleyParsons Ltd.	453,135	3,752,134

		1,295,916,389

Hong Kong — 29.6%
AIA Group Ltd.	16,445,414	160,039,158
ASM Pacific Technology Ltd.	414,500	4,753,180
Bank of East Asia Ltd. (The)	1,735,920	4,391,117
BeiGene Ltd., ADR(a)(b)	48,800	7,015,000
BOC Hong Kong Holdings Ltd.	5,052,500	17,055,859
CK Asset Holdings Ltd.	3,523,232	23,944,317
CK Hutchison Holdings Ltd.	3,678,232	32,062,798
CK Infrastructure Holdings Ltd.	899,208	6,065,223
CLP Holdings Ltd.	2,229,500	22,976,909
Dairy Farm International Holdings Ltd.	465,000	3,329,400
Galaxy Entertainment Group Ltd.	2,950,000	18,523,742
Hang Lung Properties Ltd.	2,768,736	6,261,622
Hang Seng Bank Ltd.	1,042,600	21,769,208
Henderson Land Development Co. Ltd.	1,985,442	9,248,934
HK Electric Investments & HK Electric Investments Ltd.	3,592,000	3,442,848
HKT Trust & HKT Ltd.	5,177,338	8,100,999
Hong Kong & China Gas Co. Ltd.	13,792,366	26,650,554
Hong Kong Exchanges & Clearing Ltd.	1,625,300	49,783,609
Hongkong Land Holdings Ltd.	1,592,500	8,695,050
Hysan Development Co. Ltd.	855,830	3,467,950
Jardine Matheson Holdings Ltd.	301,000	16,365,370
Jardine Strategic Holdings Ltd.	302,500	9,559,000
Kerry Properties Ltd.	895,500	3,022,963
Link REIT	2,875,086	32,290,525
Melco Resorts & Entertainment Ltd., ADR	285,435	5,937,048
MGM China Holdings Ltd.	1,287,200	1,928,660
MTR Corp. Ltd.	2,092,286	12,123,234
New World Development Co. Ltd.	8,350,921	10,423,530
NWS Holdings Ltd.	2,129,000	3,668,183
PCCW Ltd.	5,756,867	3,122,603
Power Assets Holdings Ltd.	1,890,500	12,594,728
Sands China Ltd.	3,303,600	15,009,944
Shangri-La Asia Ltd.	1,725,000	1,803,078
Sino Land Co. Ltd.	4,122,800	5,893,210
SJM Holdings Ltd.	2,690,000	2,543,971
Sun Hung Kai Properties Ltd.	2,166,500	30,719,515
Swire Pacific Ltd., Class A	680,000	6,660,838
Swire Properties Ltd.	1,604,000	5,271,366
Techtronic Industries Co. Ltd.	1,863,707	12,891,947
Vitasoy International Holdings Ltd.	1,026,000	4,779,493
WH Group Ltd.(c)	12,992,500	10,463,180
Wharf Holdings Ltd. (The)	1,678,600	3,676,259
Wharf Real Estate Investment Co. Ltd.	1,649,600	8,937,127
Wheelock &Co. Ltd.	1,113,000	6,470,311
Wynn Macau Ltd.	2,114,800	4,232,110
Yue Yuen Industrial Holdings Ltd.	997,000	2,551,239

		670,516,909

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malta — 0.0%
BGP Holdings PLC(a)(d)	27,004,595	$297

New Zealand — 2.0%
a2 Milk Co. Ltd.(a)	993,787	9,056,991
Auckland International Airport Ltd.	1,316,158	7,985,570
Fisher & Paykel Healthcare Corp. Ltd.	782,365	8,215,736
Fletcher Building Ltd.	1,156,320	3,238,052
Meridian Energy Ltd.	1,753,716	5,508,222
Ryman Healthcare Ltd.	545,674	4,480,918
Spark New Zealand Ltd.	2,508,865	6,993,947

		45,479,436

Singapore — 10.4%
Ascendas REIT	3,372,025	7,486,907
CapitaLand Commercial Trust	3,583,493	5,502,336
CapitaLand Ltd.	3,462,600	8,661,492
CapitaLand Mall Trust	3,522,100	6,728,348
City Developments Ltd.	616,100	4,254,785
ComfortDelGro Corp. Ltd.	2,971,200	5,247,578
DBS Group Holdings Ltd.(b)	2,445,600	43,245,796
Genting Singapore Ltd.	8,300,300	5,325,308
Golden Agri-Resources Ltd.(b)	8,665,387	1,655,369
Jardine Cycle & Carriage Ltd.	135,800	3,015,167
Keppel Corp. Ltd.(b)	1,986,200	8,361,742
Oversea-Chinese Banking Corp. Ltd.	4,350,524	33,400,433
SATS Ltd.	925,500	3,202,422
Sembcorp Industries Ltd.(b)	1,342,440	2,003,208
Singapore Airlines Ltd.(b)	732,100	4,660,065
Singapore Exchange Ltd.	1,096,500	6,481,618
Singapore Press Holdings Ltd.(b)	2,132,717	3,059,477
Singapore Technologies Engineering Ltd.	2,139,400	6,076,439
Singapore Telecommunications Ltd.	11,125,828	25,424,506
Suntec REIT	2,543,000	3,538,055
United Overseas Bank Ltd.	1,716,500	30,885,121
UOL Group Ltd.(b)	628,800	3,331,661
Venture Corp. Ltd.	373,600	4,088,270

Security	Shares	Value
Singapore (continued)
Wilmar International Ltd.	2,630,700	$7,225,322
Yangzijiang Shipbuilding Holdings Ltd.	3,294,700	2,161,316

		235,022,741

Total Common Stocks — 99.2% (Cost: $2,357,923,869)		2,246,935,772

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	10,671,267	10,676,602
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	831,000	831,000

		11,507,602

Total Short-Term Investments — 0.5% (Cost: $11,502,350)		11,507,602

Total Investments in Securities — 99.7% (Cost: $2,369,426,219)		2,258,443,374

Other Assets, Less Liabilities — 0.3%		7,672,369

Net Assets — 100.0%		$2,266,115,743

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,716,683	(9,045,416)	10,671,267	$10,676,602	$293,853	(b)	$16,228	$1,334
BlackRock Cash Funds: Treasury, SL Agency Shares	1,387,961	(556,961)	831,000	831,000	36,704		—	—

				$11,507,602	$330,557		$16,228	$1,334

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Pacific ex Japan ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	105	09/19/19	$11,622	$73,757
Hang Seng Index	29	09/27/19	4,739	(4,511)
MSCI Singapore Index	109	09/27/19	2,801	42,230

				$111,476

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$115,987

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,511

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$450,931

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$58,185

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,932,695

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Pacific ex Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,246,935,475	$—	$297	$2,246,935,772
Money Market Funds	11,507,602	—	—	11,507,602

	$2,258,443,077	$—	$297	$2,258,443,374

Derivative financial instruments(a)
Assets
Futures Contracts	$115,987	$—	$—	$115,987
Liabilities
Futures Contracts	(4,511)	—	—	(4,511)

	$111,476	$—	$—	$111,476

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
Singapore Technologies Engineering Ltd.	5,919,000	$16,811,462

Airlines — 2.6%
Singapore Airlines Ltd.	2,060,767	13,117,483

Banks — 44.6%
DBS Group Holdings Ltd.(a)	5,203,600	92,015,793
Oversea-Chinese Banking Corp. Ltd.	9,205,550	70,674,097
United Overseas Bank Ltd.	3,695,100	66,486,228

		229,176,118

Capital Markets — 3.4%
Singapore Exchange Ltd.	2,974,300	17,581,647

Distributors — 1.8%
Jardine Cycle & Carriage Ltd.	425,044	9,437,252

Diversified Telecommunication Services — 4.4%
Singapore Telecommunications Ltd.	9,906,068	22,637,136

Electronic Equipment, Instruments & Components — 2.3%
Venture Corp. Ltd.	1,067,300	11,679,364

Equity Real Estate Investment Trusts (REITs) — 8.7%
Ascendas REIT	9,312,681	20,676,944
CapitaLand Commercial Trust	2,903,883	4,458,817
CapitaLand Mall Trust	3,834,100	7,324,369
Suntec REIT	8,863,300	12,331,437

		44,791,567

Food Products — 5.1%
Golden Agri-Resources Ltd.	35,394,128	6,761,422
Wilmar International Ltd.	7,069,500	19,416,663

		26,178,085

Hotels, Restaurants & Leisure — 2.8%
Genting Singapore Ltd.	22,371,842	14,353,330

Industrial Conglomerates — 5.4%
Keppel Corp. Ltd.(a)	4,940,800	20,800,369
Sembcorp Industries Ltd.(a)	4,479,000	6,683,629

		27,483,998

Security	Shares	Value

Machinery — 1.3%
Yangzijiang Shipbuilding Holdings Ltd.	10,534,100	$6,910,345

Media — 1.8%
Singapore Press Holdings Ltd.(a)	6,386,900	9,162,292

Real Estate Management & Development — 6.9%
CapitaLand Ltd.	4,634,200	11,592,181
City Developments Ltd.	1,809,700	12,497,784
UOL Group Ltd.	2,149,200	11,387,414

		35,477,379

Road & Rail — 2.9%
ComfortDelGro Corp. Ltd.(a)	8,426,800	14,882,973

Transportation Infrastructure — 1.9%
SATS Ltd.	2,881,800	9,971,626

Total Common Stocks — 99.2% (Cost: $574,817,057)		509,652,057

Short-Term Investments

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(b)(c)(d)	15,443,253	15,450,975
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(b)(c)	236,000	236,000

		15,686,975

Total Short-Term Investments — 3.1% (Cost: $15,682,299)		15,686,975

Total Investments in Securities — 102.3% (Cost: $590,499,356)		525,339,032

Other Assets, Less Liabilities — (2.3)%		(11,688,229)

Net Assets — 100.0%		$513,650,803

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,147,480	9,295,773	15,443,253	$15,450,975	$289,113	(b)	$(7,098)	$2,891
BlackRock Cash Funds: Treasury, SL Agency Shares	165,742	70,258	236,000	236,000	9,085		—	—

				$15,686,975	$298,198		$(7,098)	$2,891

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Singapore ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	152	09/27/19	$3,906	$63,097

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$63,097

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(875,559)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$88,001

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,215,897

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$509,652,057	$—	$—	$509,652,057
Money Market Funds	15,686,975	—	—	15,686,975

	$525,339,032	$—	$—	$525,339,032

Derivative financial instruments(a)
Assets
Futures Contracts	$63,097	$—	$—	$63,097

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
China Airlines Ltd.	22,098,761	$6,500,877
Eva Airways Corp.	16,764,893	7,552,475

		14,053,352

Auto Components — 0.6%
Cheng Shin Rubber Industry Co. Ltd.	10,668,670	14,944,969

Banks — 12.6%
Chang Hwa Commercial Bank Ltd.	30,016,576	19,303,879
CTBC Financial Holding Co. Ltd.	88,392,325	57,267,870
E.Sun Financial Holding Co. Ltd.	51,398,826	41,318,700
First Financial Holding Co. Ltd.	49,275,013	33,728,519
Hua Nan Financial Holdings Co. Ltd.	41,260,103	26,206,274
Mega Financial Holding Co. Ltd.	52,578,271	48,125,606
Shanghai Commercial & Savings Bank Ltd. (The)	16,351,000	26,444,788
SinoPac Financial Holdings Co. Ltd.	57,150,724	21,561,161
Taishin Financial Holding Co. Ltd.	52,111,660	22,231,654
Taiwan Business Bank	27,432,950	10,742,607
Taiwan Cooperative Financial Holding Co. Ltd.	46,269,400	29,461,573

		336,392,631

Biotechnology — 0.2%
TaiMed Biologics Inc.(a)(b)	1,354,000	6,293,664

Capital Markets — 1.1%
Yuanta Financial Holding Co. Ltd.	50,292,248	28,900,830

Chemicals — 6.1%
Formosa Chemicals & Fibre Corp.(b)	16,764,610	47,022,036
Formosa Plastics Corp.	20,574,518	61,638,400
Nan Ya Plastics Corp.(b)	24,384,938	53,412,408

		162,072,844

Construction Materials — 1.7%
Asia Cement Corp.	12,192,136	16,690,922
Taiwan Cement Corp.	24,479,139	29,965,708

		46,656,630

Diversified Financial Services — 0.9%
Chailease Holding Co. Ltd.	6,297,383	24,960,974

Diversified Telecommunication Services — 2.3%
Chunghwa Telecom Co. Ltd.	17,526,648	60,821,542

Electrical Equipment — 0.0%
Ya Hsin Industrial Co. Ltd.(a)(c)	6,845,461	2

Electronic Equipment, Instruments & Components — 12.8%
AU Optronics Corp.(b)	51,816,830	13,494,482
Delta Electronics Inc.(b)	9,993,180	46,609,388
Foxconn Technology Co. Ltd.	5,334,499	10,767,502
Hon Hai Precision Industry Co. Ltd.(b)	60,198,002	142,206,041
Innolux Corp.(b)	54,102,873	12,091,760
Largan Precision Co. Ltd.	493,794	61,154,367
Pacific Electric Wire & Cable Co. Ltd.(a)(c)	197	—
Synnex Technology International Corp.	9,144,364	10,771,775
Walsin Technology Corp.(b)	1,954,000	9,829,099
WPG Holdings Ltd.	9,156,604	11,587,870
Yageo Corp.(b)	1,524,125	11,014,848
Zhen Ding Technology Holding Ltd.	3,048,072	11,256,808

		340,783,940

Food & Staples Retailing — 1.1%
President Chain Store Corp.	3,048,215	28,337,433

Security	Shares	Value

Food Products — 2.4%
Standard Foods Corp.	3,810,056	$7,544,906
Uni-President Enterprises Corp.(b)	22,860,189	55,749,458

		63,294,364

Household Durables — 0.6%
Nien Made Enterprise Co. Ltd.	1,185,000	10,374,880
Tatung Co. Ltd.(a)(b)	12,954,000	6,949,217

		17,324,097

Industrial Conglomerates — 0.6%
Far Eastern New Century Corp.	16,764,843	15,211,653

Insurance — 5.4%
Cathay Financial Holding Co. Ltd.(b)	38,862,483	49,676,176
China Development Financial Holding Corp.	70,104,508	20,288,124
China Life Insurance Co. Ltd./Taiwan(a)	15,895,479	12,449,181
Fubon Financial Holding Co. Ltd.	32,004,515	44,476,189
Shin Kong Financial Holding Co. Ltd.(b)	56,388,929	16,516,337

		143,406,007

Leisure Products — 0.6%
Giant Manufacturing Co. Ltd.	2,286,590	15,906,397

Machinery — 0.7%
Airtac International Group(b)	762,000	7,848,042
Hiwin Technologies Corp.(b)	1,494,339	12,107,904

		19,955,946

Marine — 0.3%
Evergreen Marine Corp. Taiwan Ltd.	17,791,136	7,278,450

Metals & Mining — 1.7%
China Steel Corp.(b)	60,960,977	44,929,851

Oil, Gas & Consumable Fuels — 0.7%
Formosa Petrochemical Corp.(b)	6,096,950	18,867,352

Real Estate Management & Development — 0.5%
Highwealth Construction Corp.(b)	5,334,790	8,407,262
Ruentex Development Co. Ltd.(b)	4,572,076	6,193,628

		14,600,890

Semiconductors & Semiconductor Equipment — 32.7%
ASE Technology Holding Co. Ltd.	16,764,432	38,108,260
Globalwafers Co. Ltd.(b)	1,307,000	11,983,954
MediaTek Inc.	7,116,175	83,259,927
Nanya Technology Corp.	6,858,000	15,371,003
Novatek Microelectronics Corp.(b)	3,048,544	18,052,505
Phison Electronics Corp.	909,698	8,355,551
Powertech Technology Inc.	4,572,036	10,931,547
Realtek Semiconductor Corp.(b)	2,484,063	17,003,297
Taiwan Semiconductor Manufacturing Co. Ltd.	72,679,882	599,302,433
United Microelectronics Corp.	61,722,501	26,430,043
Vanguard International Semiconductor Corp.(b)	5,334,000	10,868,386
Win Semiconductors Corp.	2,297,000	19,050,255
Winbond Electronics Corp.	19,812,000	10,754,365

		869,471,526

Specialty Retail — 0.8%
Hotai Motor Co. Ltd.(b)	1,524,000	21,469,914

Technology Hardware, Storage & Peripherals — 7.4%
Acer Inc.(b)	18,288,737	10,014,845
Advantech Co. Ltd.	2,139,614	18,187,741
Asustek Computer Inc.	3,810,857	24,750,552
Catcher Technology Co. Ltd.(b)	3,225,743	22,644,901

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Chicony Electronics Co. Ltd.	3,857,405	$10,831,681
Compal Electronics Inc.(b)	23,622,554	13,499,677
Inventec Corp.(b)	15,240,868	10,432,304
Lite-On Technology Corp.	11,430,071	18,194,955
Micro-Star International Co. Ltd.	4,572,000	12,197,822
Pegatron Corp.(b)	10,668,037	17,797,043
Quanta Computer Inc.	13,716,240	24,672,638
Wistron Corp.	17,526,921	13,894,312

		197,118,471

Textiles, Apparel & Luxury Goods — 2.2%
Eclat Textile Co. Ltd.(b)	1,154,601	14,115,466
Feng TAY Enterprise Co. Ltd.	2,540,623	16,541,146
FormosaTaffeta Co. Ltd.(b)	6,096,515	6,608,925
Pou Chen Corp.	11,430,103	14,264,885
Ruentex Industries Ltd.(b)	3,048,157	6,763,978

		58,294,400

Transportation Infrastructure — 0.6%
Taiwan High Speed Rail Corp.	12,192,000	14,711,137

Wireless Telecommunication Services — 1.9%
Far EasTone Telecommunications Co. Ltd.	8,382,259	19,534,586
Taiwan Mobile Co. Ltd.	8,382,609	29,890,233

		49,424,819

Total Common Stocks — 99.0% (Cost: $1,253,705,564)		2,635,484,085

Security	Shares	Value
Short-Term Investments

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(d)(e)(f)	155,033,037	$155,110,554
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(d)(e)	14,551,000	14,551,000

		169,661,554

Total Short-Term Investments — 6.4% (Cost: $169,620,627)		169,661,554

Total Investments in Securities — 105.4% (Cost: $1,423,326,191)		2,805,145,639

Other Assets, Less Liabilities — (5.4)%		(142,650,728)

Net Assets — 100.0%		$2,662,494,911

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	146,508,163	8,524,874	155,033,037	$155,110,554	$3,222,795	(b)	$7,226	$743
BlackRock Cash Funds: Treasury, SL Agency Shares	33,708,447	(19,157,447)	14,551,000	14,551,000	161,721		—	—

				$169,661,554	$3,384,516		$7,226	$743

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Taiwan Index	648	09/27/19	$25,330	$276,748

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$276,748

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,436,886)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(74,492)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,212,868

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,635,484,083	$—	$2	$2,635,484,085
Money Market Funds	169,661,554	—	—	169,661,554

	$2,805,145,637	$—	$2	$2,805,145,639

Derivative financial instruments(a)
Assets
Futures Contracts	$276,748	$—	$—	$276,748

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments August 31, 2019	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.4%
Asia Aviation PCL, NVDR(a)	6,567,500	$687,415
Bangkok Airways PCL, NVDR	1,789,700	564,907
Thai Airways International PCL, NVDR(a)(b)	2,158,366	702,453

		1,954,775

Auto Components — 0.2%
Sri Trang Agro-Industry PCL, NVDR(a)	2,261,145	791,373

Banks — 11.0%
Bangkok Bank PCL, Foreign	1,168,500	6,554,837
Kasikornbank PCL, NVDR	2,051,900	10,738,539
Kasikornbank PCL, Foreign	2,872,600	15,033,641
Kiatnakin Bank PCL, NVDR	521,573	1,236,865
Krung Thai Bank PCL, NVDR	8,545,100	4,807,448
Siam Commercial Bank PCL (The), NVDR	2,079,500	8,400,302
Thanachart Capital PCL, NVDR	717,400	1,325,803
Tisco Financial Group PCL, NVDR	492,510	1,643,177
TMB Bank PCL, NVDR	26,797,400	1,367,371

		51,107,983

Beverages — 0.3%
Carabao Group PCL, NVDR	614,300	1,542,155

Building Products — 0.1%
Dynasty Ceramic PCL, NVDR(a)	6,226,740	419,563

Chemicals — 3.4%
Eastern Polymer Group PCL, NVDR	2,394,400	591,307
Global Green Chemicals PCL, NVDR(a)(b)	748,800	276,766
Indorama Ventures PCL, NVDR(a)	4,123,710	4,754,625
PTT Global Chemical PCL, NVDR	5,522,507	9,618,889
Vinythai PCL, NVDR	579,300	466,131

		15,707,718

Construction & Engineering —1.0%
CH Karnchang PCL, NVDR(a)	2,908,100	2,216,329
Italian-Thai Development PCL, NVDR(a)	9,857,448	612,614
Sino-Thai Engineering & Construction PCL, NVDR(a)	2,441,228	1,541,114
Unique Engineering & Construction PCL, NVDR(a)	1,593,200	497,672

		4,867,729

Construction Materials — 6.0%
Siam Cement PCL (The), NVDR	1,910,700	25,998,894
Tipco Asphalt PCL, NVDR	1,553,800	1,041,881
TPI Polene PCL, NVDR(a)	17,220,000	923,732

		27,964,507

Consumer Finance — 1.9%
AEON Thana Sinsap Thailand PCL, NVDR	184,900	1,324,494
Muangthai Capital PCL, NVDR	1,558,800	2,804,285
Ratchthani Leasing PCL, NVDR	3,227,585	749,558
Srisawad Corp PCL, NVDR	2,276,160	4,150,655

		9,028,992

Containers & Packaging — 0.1%
Polyplex Thailand PCL, NVDR(a)	657,900	314,182

Diversified Telecommunication Services — 1.7%
Jasmine International PCL, NVDR	8,984,968	1,983,761
True Corp. PCL, NVDR	28,638,718	5,901,510

		7,885,271

Security	Shares	Value

Electrical Equipment — 0.2%
Gunkul Engineering PCL, NVDR(a)	9,855,022	$1,025,071

Electronic Equipment, Instruments &Components — 0.6%
Hana Microelectronics PCL, NVDR(a)	1,376,900	1,283,560
KCE Electronics PCL, NVDR(a)	1,873,700	1,017,366
SVI PCL, NVDR(a)	2,761,015	335,955

		2,636,881

Entertainment — 0.5%
Major Cineplex Group PCL, NVDR	1,536,400	1,294,049
RS PCL, NVDR	1,008,300	560,671
Workpoint Entertainment PCL, NVDR(a)	543,000	410,280

		2,265,000

Food &Staples Retailing — 9.5%
Berli Jucker PCL, NVDR	2,940,000	5,216,944
CPALL PCL, NVDR	14,303,100	39,298,729

		44,515,673

Food Products — 3.4%
Charoen Pokphand Foods PCL, NVDR	9,487,100	9,154,287
GFPT PCL, NVDR(a)	1,245,400	733,247
Khon Kaen Sugar Industry PCL, NVDR	3,759,878	277,940
Taokaenoi Food & Marketing PCL, Class R, NVDR(a)	1,186,500	391,975
Thai Union Group PCL, NVDR	8,195,600	4,664,435
Thai Vegetable Oil PCL, NVDR	988,053	848,357

		16,070,241

Health Care Providers &Services — 5.6%
Bangkok Chain Hospital PCL, NVDR	3,046,425	1,594,335
Bangkok Dusit Medical Services PCL, NVDR	23,029,400	17,777,213
Bumrungrad Hospital PCL, NVDR	1,072,876	4,860,359
Chularat Hospital PCL, NVDR	10,917,600	857,052
Thonburi Healthcare Group PCL, NVDR(a)	1,244,000	976,564

		26,065,523

Hotels, Restaurants & Leisure — 1.9%
Erawan Group PCL (The), NVDR(a)	3,371,000	645,036
Minor International PCL, NVDR(a)	6,788,910	8,438,256

		9,083,292

Independent Power and Renewable Electricity Producers — 6.0%
BCPG PCL, NVDR(a)	1,465,600	896,450
CK Power PCL, NVDR(a)	5,420,960	1,081,621
Electricity Generating PCL, NVDR	709,400	7,796,497
Energy Absolute PCL, NVDR	4,109,300	6,350,950
Gulf Energy Development PCL, NVDR	1,307,600	6,201,717
Ratch Group PCL, NVDR	1,778,500	4,275,730
SPCG PCL, NVDR(a)	1,199,600	729,824
Super Energy Corp. PCL, NVDR(a)(b)	33,522,250	701,750

		28,034,539

Industrial Conglomerates — 0.1%
Thoresen Thai Agencies PCL, NVDR	3,363,589	632,615

Insurance — 0.2%
Bangkok Life Assurance PCL, NVDR	1,269,600	851,314

Marine — 0.1%
Precious Shipping PCL, NVDR(a)(b)	1,913,700	557,100

Media — 0.5%
BEC World PCL, NVDR(a)(b)	2,948,000	800,340
Plan B Media PCL, NVDR(a)	4,754,700	1,399,699

		2,200,039

Multiline Retail — 0.6%
Robinson PCL, NVDR	1,222,900	2,570,000

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 15.6%
Bangchak Corp. PCL, NVDR	2,531,000	$2,255,941
Banpu PCL, NVDR	10,731,700	4,458,012
Esso Thailand PCL, NVDR	2,587,800	727,944
IRPC PCL, NVDR	27,571,800	3,571,325
Prima Marine PCL, NVDR	1,842,500	557,466
PTT Exploration & Production PCL, NVDR	3,403,684	13,860,779
PTT PCL, NVDR	27,986,800	40,507,512
Siamgas & Petrochemicals PCL, NVDR	1,800,700	494,754
Thai Oil PCL, NVDR	2,751,500	6,097,445

		72,531,178

Pharmaceuticals — 0.2%
Mega Lifesciences PCL, NVDR(a)	864,600	883,760

Real Estate Management & Development — 8.6%
Amata Corp. PCL, NVDR	1,973,800	1,710,874
Ananda Development PCL, NVDR(a)	3,263,900	345,900
AP Thailand PCL, NVDR(a)	5,825,286	1,390,943
Bangkok Land PCL, NVDR(a)	27,351,500	1,333,019
Central Pattana PCL, NVDR	5,496,900	12,091,472
Land & Houses PCL, NVDR	20,514,700	7,246,995
LPN Development PCL, NVDR(a)	3,290,047	661,830
MBK PCL, NVDR	2,488,100	1,896,238
Origin Property PCL, NVDR	1,798,700	464,788
Platinum Group PCL (The), NVDR(a)	2,045,600	347,931
Pruksa Holding PCL, NVDR	1,339,500	849,989
Quality Houses PCL, NVDR(a)	19,673,532	1,891,902
Sansiri PCL, NVDR	30,929,437	1,396,112
SC Asset Corp. PCL, NVDR(a)	3,562,004	307,587
Siam Future Development PCL, NVDR(a)	2,862,953	561,868
Singha Estate PCL, NVDR	7,550,800	834,793
Supalai PCL, NVDR(a)	3,935,100	2,535,660
U City PCL, NVDR(a)(b)	8,251,141	609,946
Univentures PCL, NVDR(a)	1,629,100	325,047
WHA Corp. PCL, NVDR	21,140,240	3,402,077

		40,204,971

Road & Rail — 1.5%
BTS Group Holdings PCL, NVDR(a)	16,024,300	7,075,903

Specialty Retail — 2.9%
Beauty Community PCL, NVDR(a)	5,562,900	527,677
Com7 PCL, NVDR	1,478,600	1,257,457
Home Product Center PCL, NVDR	14,497,473	8,535,596
PTG Energy PCL, NVDR(a)	1,853,300	1,303,327
Siam Global House PCL, NVDR(a)	3,598,643	1,800,940

		13,424,997

Transportation Infrastructure — 6.9%
Airports of Thailand PCL, NVDR	10,498,200	24,723,866
Bangkok Aviation Fuel Services PCL, NVDR	466,500	507,355

Security	Shares	Value

Transportation Infrastructure (continued)
Bangkok Expressway & Metro PCL, NVDR	18,710,653	$6,854,504

		32,085,725

Water Utilities — 0.6%
Eastern Water Resources Development and Management PCL, NVDR	1,422,000	586,056
TTW PCL, NVDR	3,410,366	1,561,702
WHA Utilities and Power PCL, NVDR(a)	2,865,700	674,889

		2,822,647

Wireless Telecommunication Services — 7.9%
Advanced Info Service PCL, NVDR .	2,855,219	21,666,884
Intouch Holdings PCL, NVDR	5,498,200	11,509,847
Total Access Communication PCL, NVDR	1,742,600	3,505,435

		36,682,166

Total Common Stocks — 99.5% (Cost: $496,634,107)		463,802,883

Warrants

Media — 0.0%
VGI PCL, (Expires 09/11/22)(b)	1	—

Total Warrants — 0.0% (Cost: $0)		—

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	14,300,710	14,307,860
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	860,000	860,000

		15,167,860

Total Short-Term Investments — 3.2% (Cost: $15,165,276)		15,167,860

Total Investments in Securities — 102.7% (Cost: $511,799,383)		478,970,743

Other Assets, Less Liabilities — (2.7)%		(12,733,848)

Net Assets — 100.0%		$466,236,895

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Thailand ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,003,656	(6,702,946)	14,300,710	$14,307,860	$1,227,968	(b)	$9,122	$(2,947)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,195,576	(335,576)	860,000	860,000	23,522		—	—

				$15,167,860	$1,251,490		$9,122	$(2,947)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1		Level 2	Level 3	Total
Investments
Assets
Common Stocks	$463,802,883		$—	$—	$463,802,883
Warrants	0	(a)	—	—	0	(a)
Money Market Funds	15,167,860		—	—	15,167,860

	$478,970,743		$—	$—	$478,970,743

(a)	Rounds to less than $1.

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,417,310,748	$109,438,945	$388,194,405	$2,246,935,772
Affiliated(c)	17,394,709	3,144,256	3,781,110	11,507,602
Cash	1,098	165	988	525
Foreign currency, at value(d)	1,758,333	210,420	1,298,526	4,159,619
Foreign currency collateral pledged:
Futures contracts(e)	602,092	12,425	—	1,003,366
Receivables:
Investments sold	—	—	—	86
Securities lending income — Affiliated	29,249	8,074	3,826	76,430
Variation margin on futures contracts	120,512	5,221	—	228,124
Dividends	4,881,957	313,360	1,366,146	13,797,175

Total assets	1,442,098,698	113,132,866	394,645,001	2,277,708,699

LIABILITIES
Collateral on securities loaned, at value	16,783,389	3,091,023	3,582,525	10,650,246
Payables:
Investments purchased	—	—	—	66
Investment advisory fees	652,743	46,588	173,453	942,644

Total liabilities	17,436,132	3,137,611	3,755,978	11,592,956

NET ASSETS	$1,424,662,566	$109,995,255	$390,889,023	$2,266,115,743

NET ASSETS CONSIST OF:
Paid-in capital	$2,013,319,213	$150,984,846	$373,198,216	$2,830,792,486
Accumulated earnings (loss)	(588,656,647)	(40,989,591)	17,690,807	(564,676,743)

NET ASSETS	$1,424,662,566	$109,995,255	$390,889,023	$2,266,115,743

Shares outstanding	61,950,000	1,600,000	13,950,000	51,300,000

Net asset value	$23.00	$68.75	$28.02	$44.17

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$15,198,706	$2,874,277	$3,331,790	$10,256,324
(b) Investments, at cost — Unaffiliated	$1,543,757,402	$143,629,228	$272,715,592	$2,357,923,869
(c) Investments, at cost — Affiliated	$17,396,386	$3,142,809	$3,780,032	$11,502,350
(d) Foreign currency, at cost	$1,861,317	$208,270	$1,296,034	$4,167,057
(e) Foreign currency collateral pledged, at cost	$498,892	$12,166	$—	$1,010,627

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities  (continued)

August 31, 2019

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$509,652,057	$2,635,484,085	$463,802,883
Affiliated(c)	15,686,975	169,661,554	15,167,860
Cash	922	603	717
Foreign currency, at value(d)	3,382,944	3,709,605	89
Cash pledged:
Futures contracts	—	1,295,000	—
Foreign currency collateral pledged:
Futures contracts(e)	202,826	—	—
Receivables:
Securities lending income — Affiliated	129,630	330,890	90,307
Variation margin on futures contracts	93,253	450,647	—
Dividends	2,170,338	16,579,089	1,706,383

Total assets	531,318,945	2,827,511,473	480,768,239

LIABILITIES
Collateral on securities loaned, at value	15,448,484	155,077,700	14,289,406
Payables:
Investments purchased	1,982,156	7,944,845	—
Investment advisory fees	237,502	1,353,496	241,938
Foreign taxes	—	640,521	—

Total liabilities	17,668,142	165,016,562	14,531,344

NET ASSETS	$513,650,803	$2,662,494,911	$466,236,895

NET ASSETS CONSIST OF:
Paid-in capital	$727,439,582	$1,521,436,846	$559,698,424
Accumulated earnings (loss)	(213,788,779)	1,141,058,065	(93,461,529)

NET ASSETS	$513,650,803	$2,662,494,911	$466,236,895

Shares outstanding	22,500,000	76,200,000	5,150,000

Net asset value	$22.83	$34.94	$90.53

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$14,704,589	$145,906,020	$12,741,811
(b) Investments, at cost — Unaffiliated	$574,817,057	$1,253,705,564	$496,634,107
(c) Investments, at cost — Affiliated	$15,682,299	$169,620,627	$15,165,276
(d) Foreign currency, at cost	$3,380,981	$3,710,673	$89
(e) Foreign currency collateral pledged, at cost	$203,091	$—	$—

See notes to financial statements.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$74,069,824	$5,318,199	$19,600,502	$101,856,625
Dividends — Affiliated	48,924	3,029	11,722	36,704
Interest — Unaffiliated	—	—	—	2,508
Securities lending income — Affiliated — net	130,831	351,709	344,828	293,853
Foreign taxes withheld	—	(525,695)	—	(1,111,592)

Total investment income	74,249,579	5,147,242	19,957,052	101,078,098

EXPENSES
Investment advisory fees	12,174,615	1,045,703	2,524,782	11,151,001

Total expenses	12,174,615	1,045,703	2,524,782	11,151,001

Net investment income	62,074,964	4,101,539	17,432,270	89,927,097

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(82,431,071)	(4,376,574)	(36,845,886)	(52,752,175)
Investments — Affiliated	1,097	5,026	1,170	16,228
In-kind redemptions — Unaffiliated	254,699,885	(31,195,790)	—	42,004,345
Futures contracts	(795,898)	(275,007)	—	450,931
Foreign currency transactions	94,203	62,595	(709,542)	(560,185)

Net realized gain (loss)	171,568,216	(35,779,750)	(37,554,258)	(10,840,856)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(205,323,935)	(2,331,571)	(52,517,433)	(79,651,426)
Investments — Affiliated	(2,434)	(2,915)	(567)	1,334
Futures contracts	212,698	(11,089)	—	58,185
Foreign currency translations	4,765	5,992	(10,128)	24,142

Net change in unrealized appreciation (depreciation)	(205,108,906)	(2,339,583)	(52,528,128)	(79,567,765)

Net realized and unrealized loss	(33,540,690)	(38,119,333)	(90,082,386)	(90,408,621)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,534,274	$(34,017,794)	$(72,650,116)	$(481,524)

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations  (continued)

Year Ended August 31, 2019

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$24,065,563	$131,914,090	$14,055,315
Dividends — Affiliated	9,085	161,721	23,522
Interest — Unaffiliated	—	10,741	—
Securities lending income — Affiliated — net(a)	289,113	3,222,795	1,227,968
Foreign taxes withheld	(215,182)	(25,147,924)	(1,377,167)
Other foreign taxes	—	(1,263,670)	—

Total investment income	24,148,579	108,897,753	13,929,638

EXPENSES
Investment advisory fees	2,746,155	19,459,461	2,776,869

Total expenses	2,746,155	19,459,461	2,776,869

Net investment income	21,402,424	89,438,292	11,152,769

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,451,647)	173,634,578	(23,934,322)
Investments — Affiliated	(7,098)	7,226	9,122
In-kind redemptions — Unaffiliated	8,883,715	—	37,549,288
Futures contracts	(875,559)	(1,436,886)	—
Foreign currency transactions	(123,319)	(372,279)	(32,535)

Net realized gain (loss)	(4,573,908)	171,832,639	13,591,553

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(21,656,197)	(507,257,412)	(19,978,544)
Investments — Affiliated	2,891	743	(2,947)
Futures contracts	88,001	(74,492)	—
Foreign currency translations	1,881	14,041	9,586

Net change in unrealized appreciation (depreciation)	(21,563,424)	(507,317,120)	(19,971,905)

Net realized and unrealized loss	(26,137,332)	(335,484,481)	(6,380,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,734,908)	$(246,046,189)	$4,772,417

(a) Net of securities lending income tax paid of	$—	$800,716	$—

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,074,964	$66,523,413	$4,101,539	$4,235,524
Net realized gain (loss)	171,568,216	(39,701,210)	(35,779,750)	49,208,901
Net change in unrealized appreciation (depreciation)	(205,108,906)	(32,661,007)	(2,339,583)	(45,831,781)

Net increase (decrease) in net assets resulting from operations	28,534,274	(5,838,804)	(34,017,794)	7,612,644

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(67,889,451)	(100,789,012)	(4,647,949)	(4,732,916)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,265,603,711)	980,802,040	(136,251,360)	92,816,668

NET ASSETS(b)
Total increase (decrease) in net assets	(1,304,958,888)	874,174,224	(174,917,103)	95,696,396
Beginning of year	2,729,621,454	1,855,447,230	284,912,358	189,215,962

End of year	$1,424,662,566	$2,729,621,454	$109,995,255	$284,912,358

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,432,270	$14,176,454	$89,927,097	$102,324,651
Net realized gain (loss)	(37,554,258)	(7,368,623)	(10,840,856)	165,198,688
Net change in unrealized appreciation (depreciation)	(52,528,128)	30,835,443	(79,567,765)	(145,434,956)

Net increase (decrease) in net assets resulting from operations	(72,650,116)	37,643,274	(481,524)	122,088,383

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(16,938,304)	(30,357,233)	(103,540,539)	(129,611,494)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(76,742,616)	112,710,143	(4,695,754)	(738,069,585)

NET ASSETS(b)
Total increase (decrease) in net assets	(166,331,036)	119,996,184	(108,717,817)	(745,592,696)
Beginning of year	557,220,059	437,223,875	2,374,833,560	3,120,426,256

End of year	$390,889,023	$557,220,059	$2,266,115,743	$2,374,833,560

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,402,424	$27,561,521	$89,438,292	$102,838,128
Net realized gain (loss)	(4,573,908)	(7,420,348)	171,832,639	46,785,988
Net change in unrealized appreciation (depreciation)	(21,563,424)	(29,174,128)	(507,317,120)	11,762,468

Net increase (decrease) in net assets resulting from operations	(4,734,908)	(9,032,955)	(246,046,189)	161,386,584

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(21,305,119)	(31,091,826)	(104,188,903)	(104,132,193)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(39,601,577)	19,149,528	(1,070,161,394)	261,146,609

NET ASSETS(b)
Total increase (decrease) in net assets	(65,641,604)	(20,975,253)	(1,420,396,486)	318,401,000
Beginning of year	579,292,407	600,267,660	4,082,891,397	3,764,490,397

End of year	$513,650,803	$579,292,407	$2,662,494,911	$4,082,891,397

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets  (continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,152,769	$9,935,178
Net realized gain	13,591,553	25,014,195
Net change in unrealized appreciation (depreciation)	(19,971,905)	2,586,714

Net increase in net assets resulting from operations	4,772,417	37,536,087

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(10,822,599)	(9,963,198)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	36,445,341	52,678,820

NET ASSETS(b)
Total increase in net assets	30,395,159	80,251,709
Beginning of year	435,841,736	355,590,027

End of year	$466,236,895	$435,841,736

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$24.18	$24.69	$21.08	$19.42	$21.89

Net investment income(a)	0.62	0.71	0.68	0.54	0.52
Net realized and unrealized gain (loss)(b)	(1.08)	(0.12)	3.54	1.72	(2.50)

Net increase (decrease) from investment operations	(0.46)	0.59	4.22	2.26	(1.98)

Distributions(c)
From net investment income	(0.72)	(1.10)	(0.61)	(0.60)	(0.49)

Total distributions	(0.72)	(1.10)	(0.61)	(0.60)	(0.49)

Net asset value, end of year.	$23.00	$24.18	$24.69	$21.08	$19.42

Total Return
Based on net asset value	(2.00)%	2.33%	20.38%	11.94%	(9.29)%

Ratios to Average Net Assets
Total expenses	0.49%	0.48%	0.49%	0.48%	0.48%

Net investment income	2.52%	2.83%	3.08%	2.73%	2.36%

Supplemental Data
Net assets, end of year (000)	$1,424,663	$2,729,621	$1,855,447	$1,596,576	$2,722,224

Portfolio turnover rate(d)	12%	7%	8%	9%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$77.00	$72.78	$60.95	$56.79	$56.61

Net investment income(a)	1.37	0.94	1.02	0.84	0.70
Net realized and unrealized gain (loss)(b)	(7.90)	4.24	12.62	4.29	0.71

Net increase (decrease) from investment operations	(6.53)	5.18	13.64	5.13	1.41

Distributions(c)
From net investment income	(1.72)	(0.96)	(1.81)	(0.97)	(1.23)

Total distributions	(1.72)	(0.96)	(1.81)	(0.97)	(1.23)

Net asset value, end of year	$68.75	$77.00	$72.78	$60.95	$56.79

Total Return
Based on net asset value	(8.42)%	7.09%	22.81%	9.10%	2.63%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	1.94%	1.18%	1.53%	1.44%	1.26%

Supplemental Data
Net assets, end of year (000)	$109,995	$284,912	$189,216	$164,553	$159,004

Portfolio turnover rate(d)	10%	9%	8%	12%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17 (a)		Year Ended 08/31/16 (a)		Year Ended 08/31/15 (a)

Net asset value, beginning of year	$32.87		$32.03		$33.13		$40.75		$64.53

Net investment income(b)	1.03		0.91		0.56		1.00		1.44
Net realized and unrealized gain (loss)(c)	(4.85)		2.06		(0.05)		2.79		(23.47)

Net increase (decrease) from investment operations	(3.82)		2.97		0.51		3.79		(22.03)

Distributions(d)
From net investment income	(1.03)		(2.13)		(1.61)		(1.81)		(1.57)
From net realized gain	—		—		—		(9.60)		(0.18)

Total distributions	(1.03)		(2.13)		(1.61)		(11.41)		(1.75)

Net asset value, end of year	$28.02		$32.87		$32.03		$33.13		$40.75

Total Return
Based on net asset value	(11.69)%		9.59%		2.14%		12.58%		(34.62)%

Ratios to Average Net Assets
Total expenses	0.49%		0.47%		0.49%		0.48%		0.48%

Net investment income	3.41%		2.69%		2.73%		2.86%		2.61%

Supplemental Data
Net assets, end of year (000)	$390,889		$557,220		$437,224		$335,455		$263,579

Portfolio turnover rate(e)	48	%(f)	63	%(f)	24	%(f)	72	%(f)	24	%(f)

(a) Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.

(b) Based on average shares outstanding.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	9%		17%		10%		17%		5%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$46.02	$46.43	$40.94	$38.01	$51.21

Net investment income(a)	1.74	1.66	1.60	1.54	1.97
Net realized and unrealized gain (loss)(b)	(1.58)	0.03	5.55	2.98	(13.09)

Net increase (decrease) from investment operations	0.16	1.69	7.15	4.52	(11.12)

Distributions(c)
From net investment income	(2.01)	(2.10)	(1.66)	(1.59)	(2.08)

Total distributions	(2.01)	(2.10)	(1.66)	(1.59)	(2.08)

Net asset value, end of year	$44.17	$46.02	$46.43	$40.94	$38.01

Total Return
Based on net asset value	0.56%	3.63%	18.06%	12.20%	(22.19)%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.49%	0.49%	0.49%

Net investment income	3.89%	3.52%	3.69%	4.00%	4.31%

Supplemental Data
Net assets, end of year (000)	$2,266,116	$2,374,834	$3,120,426	$2,357,962	$1,984,205

Portfolio turnover rate(d)	7%	6%	3%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)

Net asset value, beginning of year	$23.84	$24.70	$21.22	$21.25	$27.93

Net investment income(b)	0.91	1.04	0.56	0.84	0.82
Net realized and unrealized gain (loss)(c)	(1.02)	(0.77)	3.84	(0.24)	(6.64)

Net increase (decrease) from investment operations	(0.11)	0.27	4.40	0.60	(5.82)

Distributions(d)
From net investment income	(0.90)	(1.13)	(0.92)	(0.63)	(0.86)

Total distributions	(0.90)	(1.13)	(0.92)	(0.63)	(0.86)

Net asset value, end of year	$22.83	$23.84	$24.70	$21.22	$21.25

Total Return
Based on net asset value	(0.41)%	0.91%	21.51%	2.87%	(21.27)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.86%	4.03%	3.00%	3.96%	3.15%

Supplemental Data
Net assets, end of year (000)	$513,651	$579,292	$600,268	$562,418	$609,927

Portfolio turnover rate(e)	9%	26%	12%	7%	10%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17 (a)		Year Ended 08/31/16 (a)		Year Ended 08/31/15 (a)

Net asset value, beginning of year	$37.91		$37.35		$30.30		$27.17		$32.89

Net investment income(b)	0.92		0.98		0.87		0.68		0.74
Net realized and unrealized gain (loss)(c)	(2.89)		0.60		6.88		3.25		(5.88)

Net increase (decrease) from investment operations	(1.97)		1.58		7.75		3.93		(5.14)

Distributions(d)
From net investment income	(1.00)		(1.02)		(0.70)		(0.80)		(0.58)

Total distributions	(1.00)		(1.02)		(0.70)		(0.80)		(0.58)

Net asset value, end of year	$34.94		$37.91		$37.35		$30.30		$27.17

Total Return
Based on net asset value	(4.92)%		4.43%		26.17%		15.02%		(15.79)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.64%		0.62%

Net investment income	2.70%		2.65%		3.10%		2.51%		2.36%

Supplemental Data
Net assets, end of year (000)	$2,662,495		$4,082,891		$3,764,790		$2,656,889		$3,276,410

Portfolio turnover rate(e)	7	%(f)	12	%(f)	11	%(f)	27	%(f)	14	%(f)

(a) Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	6%		11%		8%		9%		4%

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$90.80	$82.70	$75.94	$65.01	$83.41

Net investment income(a)	2.10	2.12	1.99	2.05	1.66
Net realized and unrealized gain (loss)(b)	(0.33)	8.13	6.90	10.54	(17.98)

Net increase (decrease) from investment operations	1.77	10.25	8.89	12.59	(16.32)

Distributions(c)
From net investment income	(2.04)	(2.15)	(2.13)	(1.66)	(2.08)

Total distributions	(2.04)	(2.15)	(2.13)	(1.66)	(2.08)

Net asset value, end of year	$90.53	$90.80	$82.70	$75.94	$65.01

Total Return
Based on net asset value	2.03%	12.55%	12.01%	19.87%	(19.92)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.63%	0.62%

Net investment income	2.36%	2.30%	2.63%	3.08%	2.09%

Supplemental Data
Net assets, end of year (000)	$466,237	$435,842	$355,590	$448,075	$237,304

Portfolio turnover rate(d)	17%	10%	7%	16%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
MSCI Hong Kong
Goldman Sachs & Co	$143,552	$143,552	$—	$—
SG Americas Securities LLC	15,055,154	15,055,154	—	—

	$15,198,706	$15,198,706	$—	$—

MSCI Japan Small-Cap
Barclays Capital Inc.	$44,618	$44,618	$—	$—
BofA Securities, Inc.	19,008	19,008	—	—
Citigroup Global Markets Inc.	37,835	37,835	—	—
Credit Suisse Securities (USA) LLC	109,743	109,743	—	—
Deutsche Bank Securities Inc.	33,017	33,017	—	—
Goldman Sachs & Co.	595,299	595,299	—	—
HSBC Bank PLC	154,317	154,317	—	—
JPMorgan Securities LLC	682,179	682,179	—	—
Macquarie Bank Limited	94,874	94,874	—	—
Morgan Stanley & Co. LLC	1,050,840	1,050,840	—	—
UBS AG	52,547	52,547	—	—

	$2,874,277	$2,874,277	$—	$—

MSCI Malaysia
Macquarie Bank Limited	$463,859	$463,859	$—	$—
Morgan Stanley & Co. International PLC	2,867,931	2,867,931	—	—

	$3,331,790	$3,331,790	$—	$—

MSCI Pacific ex Japan
BofA Securities, Inc	$1,116,456	$1,116,456	$—	$—
Citigroup Global Markets Inc.	2,015,806	2,015,806	—	—
Goldman Sachs & Co.	1,750,287	1,750,287	—	—
Morgan Stanley & Co. LLC	5,182,391	5,182,391	—	—
State Street Bank & Trust Company	191,384	191,384	—	—

	$10,256,324	$10,256,324	$—	$—

MSCI Singapore
Goldman Sachs & Co	$8,559,716	$8,559,716	$—	$—
Jefferies LLC	430,234	430,234	—	—
Morgan Stanley & Co. LLC	5,714,639	5,714,639	—	—

	$14,704,589	$14,704,589	$—	$—

MSCI Taiwan
Citigroup Global Markets Ltd.	$13,648,107	$13,648,107	$—	$—
Credit Suisse Securities (Europe) Ltd.	5,060,527	5,060,527	—	—
Deutsche Bank AG	2,413,088	2,413,088	—	—
JPMorgan Securities PLC	11,631,011	11,631,011	—	—
Macquarie Bank Limited	27,867,253	27,867,253	—	—
Morgan Stanley & Co. International PLC	85,286,034	85,286,034	—	—

	$145,906,020	$145,906,020	$—	$—

MSCI Thailand
Barclays Capital Inc.	$1,106,366	$1,106,366	$—	$—
BofA Securities, Inc.	270,550	270,550	—	—
Credit Suisse Securities (USA) LLC	2,432,039	2,432,039	—	—
Goldman Sachs & Co.	3,513,198	3,513,198	—	—
JPMorgan Securities LLC	1,933,967	1,933,967	—	—
Macquarie Bank Limited	166,143	166,143	—	—
Morgan Stanley & Co. LLC	1,918,409	1,918,409	—	—
Scotia Capital (USA) Inc.	70,302	70,302	—	—
SG Americas Securities LLC	732,915	732,915	—	—
UBS AG	597,922	597,922	—	—

	$12,741,811	$12,741,811	$—	$—

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (”BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$30,726
MSCI Japan Small-Cap	75,062
MSCI Malaysia	70,468
MSCI Pacific ex Japan	78,105
MSCI Singapore	68,334
MSCI Taiwan	877,843
MSCI Thailand	254,940

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$7,907,881	$8,264,439	$(4,807,706)
MSCI Japan Small-Cap	4,262,836	9,698,461	389,307
MSCI Pacific ex Japan	10,367,884	10,521,304	(7,715,174)
MSCI Singapore	1,372,646	2,192,190	(413,811)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$679,199,530	$297,474,751
MSCI Japan Small-Cap	20,145,570	22,269,197
MSCI Malaysia	245,291,450	323,363,609
MSCI Pacific ex Japan	155,075,299	157,584,276
MSCI Singapore	48,831,493	60,159,359
MSCI Taiwan	217,930,204	1,290,581,598
MSCI Thailand	97,836,398	81,881,933

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$49,934,888	$1,697,216,731
MSCI Japan Small-Cap	185,670,341	319,997,870
MSCI Pacific ex Japan	243,529,125	260,044,914
MSCI Singapore	69,050,801	98,351,621
MSCI Thailand	360,917,374	340,578,149

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$183,688,944	$(183,688,944)
MSCI Japan Small-Cap	(32,471,619)	32,471,619
MSCI Pacific ex Japan	(11,301,603)	11,301,603
MSCI Singapore	(7,483,656)	7,483,656
MSCI Taiwan	(19,669,957)	19,669,957
MSCI Thailand	25,094,103	(25,094,103)

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Hong Kong
Ordinary income	$67,889,451	$100,789,012

MSCI Japan Small-Cap
Ordinary income	$4,647,949	$4,732,916

MSCI Malaysia
Ordinary income	$16,938,304	$30,357,233

MSCI Pacific ex Japan
Ordinary income	$103,540,539	$129,611,494

MSCI Singapore
Ordinary income	$21,305,119	$31,091,826

MSCI Taiwan
Ordinary income	$104,188,903	$104,132,193

MSCI Thailand
Ordinary income	$10,822,599	$9,963,198

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Hong Kong	$4,879,654	$(420,080,374)	$(173,455,927)	$(588,656,647)
MSCI Japan Small-Cap	1,996,502	(6,835,514)	(36,150,579)	(40,989,591)
MSCI Malaysia	1,436,367	(54,108,940)	70,363,380	17,690,807
MSCI Pacific ex Japan	21,424,633	(386,018,900)	(200,082,476)	(564,676,743)
MSCI Singapore	2,479,941	(132,911,937)	(83,356,783)	(213,788,779)
MSCI Taiwan	81,649,152	(146,686,322)	1,206,095,235	1,141,058,065
MSCI Thailand	2,213,967	(51,274,844)	(44,400,652)	(93,461,529)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

For the year ended August 31, 2019, the iShares MSCI Taiwan ETF utilized $143,841,581 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$1,608,167,393	$73,937,317	$(247,398,802)	$(173,461,485)
MSCI Japan Small-Cap	148,727,163	3,424,548	(39,581,404)	(36,156,856)
MSCI Malaysia	321,616,322	76,110,898	(5,751,705)	70,359,193
MSCI Pacific ex Japan	2,458,577,021	264,786,076	(464,808,247)	(200,022,171)
MSCI Singapore	608,759,985	16,382,151	(99,740,007)	(83,357,856)
MSCI Taiwan	1,599,292,565	1,259,608,840	(53,479,018)	1,206,129,822
MSCI Thailand	523,379,806	23,888,982	(68,298,045)	(44,409,063)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Hong Kong
Shares sold	26,400,000	$641,855,226	38,250,000	$993,462,562
Shares redeemed	(77,325,000)	(1,907,458,937)	(525,000)	(12,660,522)

Net increase(decrease)	(50,925,000)	$(1,265,603,711)	37,725,000	$980,802,040

MSCI Japan Small-Cap
Shares sold	2,600,000	$188,325,229	5,500,000	$444,537,508
Shares redeemed	(4,700,000)	(324,576,589)	(4,400,000)	(351,720,840)

Net increase(decrease)	(2,100,000)	$(136,251,360)	1,100,000	$92,816,668

MSCI Malaysia
Shares sold	6,825,000	$211,840,133	11,025,000	$376,972,344
Shares redeemed	(9,825,000)	(288,582,749)	(7,725,000)	(264,262,201)

Net increase(decrease)	(3,000,000)	$(76,742,616)	3,300,000	$112,710,143

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Pacific ex Japan
Shares sold	6,000,000	$271,812,469	4,500,000	$212,570,632
Shares redeemed	(6,300,000)	(276,508,223)	(20,100,000)	(950,640,217)

Net decrease	(300,000)	$(4,695,754)	(15,600,000)	$(738,069,585)

MSCI Singapore
Shares sold	4,000,000	$93,905,772	11,150,000	$295,823,970
Shares redeemed	(5,800,000)	(133,507,349)	(11,150,000)	(276,674,442)

Net increase (decrease)	(1,800,000)	$(39,601,577)	—	$19,149,528

MSCI Taiwan
Shares sold	100,000	$13,078,670	8,100,000	$304,794,945
Shares redeemed	(31,600,000)	(1,083,240,064)	(1,200,000)	(43,648,336)

Net increase (decrease)	(31,500,000)	$(1,070,161,394)	6,900,000	$261,146,609

MSCI Thailand
Shares sold	4,300,000	$384,240,938	2,250,000	$213,303,678
Shares redeemed	(3,950,000)	(347,795,597)	(1,750,000)	(160,624,858)

Net increase	350,000	$36,445,341	500,000	$52,678,820

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Hong Kong	$100,789,012
MSCI Japan Small-Cap	4,732,916
MSCI Malaysia	30,357,233
MSCI Pacific ex Japan	129,611,494
MSCI Singapore	31,091,826
MSCI Taiwan	104,132,193
MSCI Thailand	9,963,198

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Hong Kong	$10,599,938
MSCI Japan Small-Cap	322,056
MSCI Malaysia	(8,245,264)
MSCI Pacific ex Japan	5,556,042
MSCI Singapore	(2,982,920)
MSCI Taiwan	83,026,169
MSCI Thailand	1,914,983

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF,

iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF,

iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Hong Kong	$682,052
MSCI Japan Small-Cap	3,491,330
MSCI Pacific ex Japan	66,398,655
MSCI Thailand	13,894,931

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$74,069,824	$—
MSCI Japan Small-Cap	5,318,371	492,183
MSCI Malaysia	19,600,502	—
MSCI Pacific ex Japan	101,892,835	947,417
MSCI Singapore	24,065,766	215,181
MSCI Taiwan	135,703,225	22,582,566
MSCI Thailand	14,122,429	1,188,631

IMPORTANT TAX INFORMATION	73

Board Review and Approval of Investment Advisory Contract

iShares MSCI Hong Kong ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Japan Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting;

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administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Malaysia ETF and iShares MSCI Thailand ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the

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Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Taiwan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Small-Cap	$1.718111	$—	$—	$1.718111	100%	—%	—%	100%
MSCI Pacific ex Japan(a)	1.786071	—	0.223174	2.009245	89	—	11	100
MSCI Singapore(a)	0.615057	—	0.280726	0.895783	69	—	31	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Hong Kong ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	32	2.32
Greater than 0.5% and Less than 1.0%	169	12.23
Greater than 0.0% and Less than 0.5%	500	36.17
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	422	30.54
Less than –0.5% and Greater than –1.0%	162	11.72
Less than –1.0% and Greater than –1.5%	50	3.62
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Japan Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	64	4.63
Greater than 0.5% and Less than 1.0%	206	14.91
Greater than 0.0% and Less than 0.5%	422	30.54
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	363	26.28
Less than –0.5% and Greater than –1.0%	151	10.93
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	39	2.82
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information  (unaudited) (continued)

iShares MSCI Malaysia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	71	5.14
Greater than 0.5% and Less than 1.0%	228	16.50
Greater than 0.0% and Less than 0.5%	421	30.47
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	327	23.67
Less than –0.5% and Greater than –1.0%	160	11.58
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	5	0.36

	1,382	100.00%

iShares MSCI Pacific ex Japan ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.14%
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	169	12.23
Greater than 0.0% and Less than 0.5%	535	38.72
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	407	29.45
Less than –0.5% and Greater than –1.0%	132	9.55
Less than –1.0% and Greater than –1.5%	39	2.82
Less than –1.5% and Greater than –2.0%	20	1.45
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Singapore ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	8	0.58%
Greater than 1.0% and Less than 1.5%	23	1.66
Greater than 0.5% and Less than 1.0%	168	12.16
Greater than 0.0% and Less than 0.5%	585	42.34
At NAV	15	1.09
Less than 0.0% and Greater than –0.5%	413	29.89
Less than –0.5% and Greater than –1.0%	124	8.97
Less than –1.0% and Greater than –1.5%	29	2.10
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –6.0%	2	0.14

	1,382	100.00%

iShares MSCI Taiwan ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	72	5.21
Greater than 0.5% and Less than 1.0%	198	14.33
Greater than 0.0% and Less than 0.5%	389	28.16
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	374	27.07
Less than –0.5% and Greater than –1.0%	174	12.59
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information  (unaudited) (continued)

iShares MSCI Thailand ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	64	4.63
Greater than 0.5% and Less than 1.0%	222	16.06
Greater than 0.0% and Less than 0.5%	460	33.29
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	326	23.59
Less than –0.5% and Greater than –1.0%	194	14.04
Less than –1.0% and Greater than –1.5%	55	3.98
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	3	0.22

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending December 31, 2018 was USD 248.4 thousand. This figure is comprised of fixed remuneration of USD 107.35 thousand and variable remuneration of USD 141.05 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 34.48 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.52 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending December 31, 2018 was USD 28.12 thousand. This figure is comprised of fixed remuneration of USD 12.15 thousand and variable remuneration of USD 15.97 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 3.9 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.51 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending December 31, 2018 was USD 51.77 thousand. This figure is comprised of fixed remuneration of USD 22.37 thousand and variable remuneration of USD 29.4 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 7.19 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.94 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending December 31, 2018 was USD 353.91 thousand. This figure is comprised of fixed remuneration of USD 152.94 thousand and variable remuneration of USD 200.97 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 49.13 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.44 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending December 31, 2018 was USD 50.5 thousand. This figure is comprised of fixed remuneration of USD 21.82 thousand and variable remuneration of USD 28.68 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 7.01 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.92 thousand.

SUPPLEMENTAL INFORMATION	87

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito (a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman (b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers (a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	89

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	91

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Brazil ETF | EWZ | NYSE Arca

▶	iShares MSCI Chile ETF | ECH | Cboe BZX

▶	iShares MSCI Colombia ETF | ICOL | NYSE Arca

▶	iShares MSCI Israel ETF | EIS | NYSE Arca

▶	iShares MSCI Russia ETF | ERUS | NYSE Arca

▶	iShares MSCI South Africa ETF | EZA | NYSE Arca

▶	iShares MSCI Turkey ETF | TUR | NASDAQ

▶	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	31.36%	(2.87)%	(0.54)%	31.36%	(13.55)%	(5.23)%
Fund Market	29.73	(2.88)	(0.53)	29.73	(13.59)	(5.16)
Index	32.46	(2.24)	0.01	32.46	(10.71)	0.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 960.60	$ 2.87		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

Brazilian equities advanced sharply during the reporting period amid signs of an upturn in economic growth, construction and manufacturing activity, and public debt reduction. Investor sentiment improved after the 2018 election of a president perceived as market-friendly. Optimism surrounding efforts to rein in the country’s large deficit — including a key pension reform bill — and privatize government enterprises mounted. Brazil remained relatively insulated from global trade tensions and interest rates declined to a record low.

The financials sector contributed the most to the Index’s performance, driven by bank stocks. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Cost-cutting by focusing on digital platforms bolstered profits. Capital markets stocks advanced amid low interest rates, increased trading volume, and new services such as market data and securities lending.

The utilities, consumer staples, and consumer discretionary sectors were also notable contributors. Among utilities, government-controlled electric utilities were driven in part by increasing optimism about potential privatization and deregulation. In the consumer staples sector, stocks in the packaged foods and meats industry gained sharply, bolstered by increased exports to China in the wake of a pork disease outbreak. Higher meat prices also benefited producers. Consumer discretionary sector performance was driven by the retail industry — where sales growth notched a six-year high — and particularly by multiline retailers. Brick-and-mortar retailers’ focus on e-commerce drove performance.

On the downside, the materials sector detracted from the Index’s return. The metals and mining industry declined, driven largely by an iron ore and nickel producer amid mine closures following a deadly dam collapse in early 2019. Sales of iron ore, a key steelmaking material, also slowed amid volatile pricing and weakening steel demand in China.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	35.6%
Consumer Staples	12.6
Energy	12.3
Materials	12.3
Consumer Discretionary	7.8
Industrials	7.1
Utilities	6.2
Communication Services	2.5
Health Care	1.5
Real Estate	1.4
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Itau Unibanco Holding SA (Preferred)	9.7%
Vale SA	8.4
Banco Bradesco SA (Preferred)	7.7
Petroleo Brasileiro SA (Preferred)	6.1
Petroleo Brasileiro SA	4.7
B3 SA — Brasil, Bolsa, Balcao	4.6
Ambev SA	4.4
Itausa-Investimentos Itau SA (Preferred)	2.9
Lojas Renner SA	2.6
Banco do Brasil SA	2.6

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(16.22)%	(1.94)%	(0.53)%	(16.22)%	(9.31)%	(5.18)%
Fund Market	(16.03)	(1.97)	(0.54)	(16.03)	(9.48)	(5.23)
Index	(15.90)	(1.83)	(0.02)	(15.90)	(8.82)	(0.16)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 806.70	$ 2.64		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Stocks in Chile declined sharply for the reporting period amid a slowdown in the Chilean economy and heightened concerns about demand for copper, one of Chile’s main exports, as global trade tensions escalated. In the last two quarters of the reporting period, the country’s economic growth slowed to below a 2% annual rate for the first time since 2017. Slowing economic growth was reflected in a lower rate of mining growth. On the consumer side, weaker domestic demand pressured retail sales, which declined meaningfully in late 2018 and remained weak through July 2019. Similarly, the unemployment rate increased moderately to end the reporting period at 7.2%.

The materials sector was the leading detractor from the Index’s return, driven by chemicals companies that produce lithium used in electric car batteries. Global economic uncertainty and tariffs negatively impacted Chinese demand for lithium at a time of abundant supply. Chilean exports of lithium to China decreased by 90% during the first quarter of 2019. This led to price and production reductions, lowering profits of lithium mining companies. Reduced demand and abundant supply also made for a difficult pricing environment for pulp products, which weighed on the paper products industry.

The energy sector declined amid lower energy prices. A South American conglomerate with many divisions, including energy and natural resources, drove the sector’s decline. The company’s natural resources division struggled amid weakening prices and demand for pulp and copper. Other notable detractors included department stores in the consumer discretionary sector and hypermarkets and super centers in the consumer staples sector. The slowdown in retail sales, driven in part by declining tourism from Argentina, affected companies in both industries.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	27.0%
Utilities	24.2
Consumer Staples	11.7
Materials	9.6
Consumer Discretionary	8.7
Industrials	6.1
Energy	5.8
Real Estate	3.1
Communication Services	2.6
Information Technology	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Enel Americas SA	10.5%
Banco de Chile	10.3
Banco Santander Chile	7.8
SACI Falabella	7.0
Empresas COPEC SA	5.8
Banco de Credito e Inversiones SA	4.7
Latam Airlines Group SA	4.4
Sociedad Quimica y Minera de Chile SA (Preferred), Series B	4.3
Empresas CMPC SA	4.1
Cencosud SA	3.9

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Colombia ETF

Investment Objective

The iShares MSCI Colombia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(8.18)%	(13.39)%	(8.97)%	(8.18)%	(51.27)%	(44.19)%
Fund Market	(9.33)	(13.57)	(9.03)	(9.33)	(51.76)	(44.43)
Index	(7.82)	(13.29)	(8.69)	(7.82)	(50.97)	(43.10)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 946.10	$ 2.99		$ 1,000.00	$ 1,022.10	$ 3.11		0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Colombia ETF

Portfolio Management Commentary

Stocks in Colombia declined during the reporting period amid increasing political instability, though economic growth improved. The economy’s steady expansion was supported by retail sales, which grew at a healthy year-over-year pace. However, a key measure of manufacturing activity vacillated between expansion and contraction, as industrial production showed signs of moderating. The unemployment rate surged in January 2019 and remained high thereafter, while consumer confidence was negative during much of the reporting period. In contrast, inflation generally increased and exceeded the Central Bank of Colombia’s 3% target. In this environment, the central bank kept short-term interest rates steady at 4.25% throughout the reporting period.

The energy sector was the leading detractor from the Index’s performance. Integrated oil and gas producers weakened amid the decline in energy prices. Oil producers were further hindered by slow regulatory approval of new proposed projects, while existing pipelines and production were disrupted by politically motivated violence. The oil and gas refining and marketing and transportation industry’s detraction was driven by a South American conglomerate whose natural resources division struggled amid weakening prices and demand for pulp and copper.

The materials sector detracted meaningfully, as construction materials companies’ profits were weighed down by a slowdown in housing construction activity. The industrials sector also worked against the Index’s return, driven by the transportation industry, which declined amid airline route restructuring and canceled orders for new aircraft.

On the upside, the financials and utilities sectors contributed to the Index’s return. Colombian banks benefited from relatively healthy economic conditions and rising retail spending. Traditional banks also invested in digital technology to meet strong consumer demand for cashless transactions. Utilities stocks advanced amid the completion of energy infrastructure projects and improving business conditions in neighboring countries.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	37.4%
Energy	27.8
Utilities	13.2
Materials	10.2
Consumer Staples	9.1
Industrials	1.9
Communication Services	0.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Ecopetrol SA	19.2%
Bancolombia SA (Preferred)	15.8
Bancolombia SA	6.4
Interconexion Electrica SA ESP	4.7
Canacol Energy Ltd.	4.6
Almacenes Exito SA	4.5
Grupo Nutresa SA	4.5
Grupo Energia Bogota SA ESP	4.5
Banco Davivienda SA (Preferred)	4.5
Grupo de Inversiones Suramericana SA	4.3

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.45)%	2.70%	3.49%	(5.45)%	14.26%	40.95%
Fund Market	(5.52)	2.58	3.46	(5.52)	13.57	40.50
Index	(4.85)	3.18	3.88	(4.85)	16.93	46.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 981.30	$ 2.90		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Despite a generally healthy economy, Israeli stocks declined for the reporting period amid concerns about global growth and trade, reaching their lowest level in seven years in December 2018. Israeli economic growth was steady throughout the reporting period. The unemployment rate declined to a near record low in July 2019 The inflation rate, however, declined to 0.5% year-over-year through July 2019, below the Bank of Israel’s inflation target range of 1% to 3%. Given a stable economy and strong employment, the Central Bank of Israel increased interest rates in late 2018 from a record low of 0.1% to 0.25%.

From a sector perspective, healthcare detracted the most from the Index’s return. Pharmaceuticals companies represented about 13% of the Index on average, and the poor performance of this industry made it the leading source of weakness. A key Israeli generic drug manufacturer struggled with competition and pricing pressure for drugs, amid expected healthcare reform and pricing controls in the U.S. Drug manufacturers also faced the risk of fines or penalties due to pending court cases relating to the opioid drug crisis in the U.S. The communication services sector also detracted from the Index’s performance, as a leading integrated telecommunication services company struggled to restructure its business and raise capital by selling a controlling interest in one of its brands.

On the upside, the real estate sector contributed the most to the Index’s performance. Real estate management and development companies were the leading sources of strength, reflecting steady demand for office and retail space, as well as senior housing. The information technology sector was another notable contributor, as the application software industry benefited from growth in cloud computing.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	32.7%
Financials	27.5
Real Estate	13.6
Industrials	7.2
Health Care	6.5
Materials	3.3
Energy	2.8
Consumer Staples	2.7
Communication Services	2.0
Consumer Discretionary	1.1
Utilities	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Check Point Software Technologies Ltd.	11.1%
Bank Leumi Le-Israel BM	8.6
Nice Ltd.	7.6
Bank Hapoalim BM	7.0
Teva Pharmaceutical Industries Ltd.	6.1
Wix. com Ltd.	4.9
Israel Discount Bank Ltd., Class A	4.4
Elbit Systems Ltd.	3.4
CyberArk Software Ltd.	3.4
Azrieli Group Ltd.	3.1

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	23.64%	5.11%	0.13%	23.64%	28.29%	1.15%
Fund Market	23.44	4.98	0.05	23.44	27.53	0.44
Index	24.01	5.80	0.73	24.01	32.54	6.63
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,122.60	$ 3.10		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Russia ETF

Portfolio Management Commentary

Russian stocks rose significantly for the reporting period, despite a decrease in economic growth and continued political and economic challenges. The country’s economic and financial conditions continue to be impacted by several years of international sanctions following Russia’s annexation of Crimea in 2014. In addition, the government’s increase of a value-added tax weighed on consumption and consumer confidence. Manufacturing activity slowed during the reporting period, eventually contracting for several months in 2019. In that environment, the Central Bank of Russia initially increased interest rates in late 2018, before reversing course and lowering rates to support economic growth. However, Russian stock performance was supported by government policy intended to force the country’s state-owned enterprises — its leading companies — to return half of their profits to shareholders in the form of dividends. Higher dividends generally contribute to greater total returns while also increasing the appeal of the stocks to income-oriented investors.

The energy sector was the leading contributor to the Index’s performance. Despite low oil prices, stocks in the sector, which constituted approximately 50% of the Index on average during the reporting period, advanced, as leading integrated oil and gas companies announced important management changes, sizable increases in their dividends, and a number of partnership deals. Additionally, oil and gas exploration and production stocks contributed amid rising demand for Russian liquified natural gas exports.

Materials and financials stocks also buoyed the Index’s performance. In the materials sector, metals and mining stocks benefited from increased production levels and higher prices for gold and industrial metals. Gains the financials sector were led by banks, as Russia’s leading diversified bank reported steady earnings growth amid increasing consumer and mortgage lending, despite the challenging economic conditions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Energy	48.3%
Materials	21.6
Financials	18.1
Consumer Staples	6.7
Communication Services	3.1
Utilities	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Gazprom PJSC	16.4%
LUKOIL PJSC	13.7
Sberbank of Russia PJSC	10.6
MMC Norilsk Nickel PJSC	4.8
Tatneft PJSC	4.7
Novatek PJSC	4.6
Sberbank of Russia PJSC	4.2
Magnit PJSC	3.3
X5 Retail Group NV	3.3
Mobile TeleSystems PJSC	3.1

FUND SUMMARY	13

Fund Summary as of August 31, 2019	iShares® MSCI South Africa ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.45)%	(4.50)%	2.24%	(8.45)%	(20.57)%	24.86%
Fund Market	(8.44)	(4.47)	2.19	(8.44)	(20.44)	24.16
Index	(8.08)	(3.94)	2.87	(8.08)	(18.20)	32.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 912.00	$ 2.80		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

South African stocks declined in a volatile period for equities amid economic and fiscal challenges. Economic growth stalled in 2019, with no growth at the start of the year and only a 0.9% expansion in the second quarter. Underscoring the economic difficulties, the unemployment rate rose to 29% during the reporting period, the highest level since 2003. With growth slowing and unemployment rising, the South African Reserve Bank decreased interest rates in July 2019 after having raised them earlier in the reporting period. South African fiscal conditions weakened further following a bailout of a state-owned energy company, resulting in a credit rating agency assigning a negative outlook to the country’s government debt. In addition to these challenges, the poor performance of South African stocks reflected larger uncertainties around global trade, with goods and services exports making up approximately 30% of the country’s economy.

The financials sector detracted the most from the Index’s return for the reporting period, particularly diversified financial services companies and banks with significant exposure to the country’s deteriorating economic and fiscal situation. South African life and health insurers also faced challenges amid the planned evolution to universal healthcare with government cost controls. The healthcare sector was another source of weakness, as a leading pharmaceutical company struggled with mounting debt and necessary asset divestitures. The consumer staples sector was another notable detractor, led by food and staples retailers. These stocks declined amid the sharp economic downturn and a slump in retail sales.

On the upside, the communication services sector contributed to the Index’s performance, led by a media and entertainment conglomerate. The company planned to list its consumer internet business units on a major European exchange, increasing the company’s profile and pool of prospective investors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	32.4%
Consumer Discretionary	27.2
Materials	13.0
Communication Services	8.5
Consumer Staples	8.3
Real Estate	5.3
Health Care	2.7
Industrials	1.6
Energy	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Naspers Ltd., Class N	22.6%
Standard Bank Group Ltd.	5.5
FirstRand Ltd.	4.9
MTN Group Ltd.	4.2
Sasol Ltd.	4.0
AngloGold Ashanti Ltd.	3.8
Sanlam Ltd.	3.4
Absa Group Ltd.	2.8
Bid Corp. Ltd.	2.8
Remgro Ltd.	2.3

FUND SUMMARY	15

Fund Summary as of August 31, 2019	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	23.38%	(13.12)%	(4.42)%	23.38%	(50.51)%	(36.36)%
Fund Market	23.07	(12.99)	(4.45)	23.07	(50.12)	(36.60)
Index(a)	23.94	(12.92)	(4.07)	23.94	(49.92)	(33.99)
MSCI Turkey Investable Market Index	22.62	(13.10)	(4.17)	22.62	(50.45)	(34.69)
MSCI Turkey IMI 25/50 Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through May 28, 2019 reflects the performance of MSCI Turkey Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Turkey IMI 25/50 Index, which, effective as of May 29, 2019, replaced the MSCI Turkey Investable Market Index as the underlying index of the Fund.

(b)	The inception date of the MSCI Turkey IMI 25/50 Index was March 11, 2019. The cumulative total return of this index for the period March 11, 2019 through August 31, 2019 was -5.86%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 880.60	$ 2.75		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

Turkish stocks rose sharply for the reporting period, as government attempts to support the financial system contributed to stability, though economic conditions remained weak. The Turkish lira declined to a record low relative to the U.S. dollar in August 2018, hindering economic growth during the reporting period and leading to an increase in inflation in late 2018. In order to promote price stability, Turkey’s central bank raised short-term interest rates significantly in September 2018, to 24%. Inflation slowed over the reporting period, and the currency recovered modestly. However, the large increase led to the removal of the central bank’s governor and subsequent interest rate reductions.

The financials sector was the leading contributor to the Index’s performance. Banks benefited from government support in 2019, which included large reductions in interest rates, lowering reserve requirements, providing capital, and promoting reforms intended to recapitalize the banking industry. In addition, banks were buoyed by the recovery in the value of the Turkish lira, as a significant portion of bank loans to Turkish companies are denominated in foreign currencies, while the companies’ revenues are typically in lira. The stronger the lira, the less costly it is for companies to finance debt denominated in foreign currencies.

Consumer staples stocks were another source of strength, led by the food retail industry. Discount retailers held up well in the economic downturn and benefited from foreign operations in locations such as Morocco and Egypt. The energy sector also contributed, led by the oil, gas, and consumable fuels industry, where a leading company completed capital improvement projects, restarted production ahead of schedule, and made progress on improving global trading and distribution.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	27.0%
Industrials	20.8
Consumer Staples	17.9
Materials	11.9
Energy	6.8
Consumer Discretionary	6.0
Communication Services	4.8
Utilities	1.8
Health Care	1.7
Real Estate	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Turkiye Garanti Bankasi AS	9.1%
BIM Birlesik Magazalar AS	8.8
Akbank T. A. S.	8.7
Tupras Turkiye Petrol Rafinerileri AS	6.8
KOC Holding AS	5.6
Turkcell Iletisim Hizmetleri AS	4.8
Eregli Demir ve Celik Fabrikalari TAS	4.5
Aselsan Elektronik Sanayi Ve Ticaret AS	3.3
Turk Hava Yollari AO	3.3
Turkiye Is Bankasi AS, Class C	3.2

FUND SUMMARY	17

Fund Summary as of August 31, 2019	iShares® MSCI USA Equal Weighted ETF

Investment Objective

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.23)%	8.08%	11.55%	(0.23)%	47.49%	177.25%
Fund Market	(0.27)	8.07	11.55	(0.27)	47.41	177.10
Index	(0.09)	8.22	11.73	(0.09)	48.44	181.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,023.80	$ 0.77		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI USA Equal Weighted ETF

Portfolio Management Commentary

U.S. equal-weighted stocks posted a relatively flat return for the reporting period, as the U.S. economy continued to grow, albeit at a slowing pace. The energy sector was the top detractor from the Index’s return, due primarily to falling prices for oil and natural gas. Fossil fuel prices were pressured by a slowdown in global growth, concerns about oversupply, and a trade dispute between the U.S. and China. Despite a summer heatwave in the U.S. that increased demand for power, oil, gas, and consumable fuels companies declined amid pipeline bottlenecks and extensive industry-wide capacity due to previous investments in extraction infrastructure.

The consumer discretionary sector also weighed on the Index’s return, despite relatively brisk spending by U.S. consumers. The textiles, apparel, and luxury goods industry was the primary source of weakness, due in part to tepid sales in China, an important consumer of luxury brands. A global slowdown in car sales negatively affected the auto parts and equipment industry, which derives a large portion of its sales from car manufacturers.

On the upside, the real estate sector was a contributor to the Index’s return, driven almost entirely by real estate investment trusts (“REITs”). REITs benefited from falling interest rates later in the reporting period, as their dividend yields became more attractive to investors relative to low and declining bond yields. REITs specializing in properties such as cell phone towers and data centers, which are relatively resilient to slowing economic growth, fared particularly well.

Stocks in the utilities sector, which also benefit from falling interest rates, advanced modestly. Electric utilities benefited from solid demand for electricity and cost-cutting measures. The information technology sector also contributed, led by the data processing and outsourced services industry, which gained following a series of consolidations within the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	15.2%
Financials	14.6
Industrials	13.8
Consumer Discretionary	12.3
Health Care	11.5
Real Estate	6.3
Communication Services	5.6
Consumer Staples	5.5
Energy	5.3
Materials	5.0
Utilities	4.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Target Corp.	0.2%
Lowe’s Companies Inc.	0.2
Burlington Stores Inc.	0.2
Roku Inc.	0.2
Keysight Technologies Inc.	0.2
Dollar General Corp.	0.2
Parsley Energy Inc., Class A	0.2
Nordstrom Inc.	0.2
JB Hunt Transport Services Inc.	0.2
Seagate Technology PLC	0.2

FUND SUMMARY	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Embraer SA	16,304,887	$70,827,337

Banks — 5.6%
Banco Bradesco SA	20,148,848	147,744,566
Banco do Brasil SA	18,671,487	208,937,021
Banco Santander Brasil SA	9,672,575	99,717,268

		456,398,855

Beverages — 4.4%
Ambev SA	79,141,455	358,532,510

Capital Markets — 4.9%
B3 SA — Brasil, Bolsa, Balcao	34,285,477	371,712,252
Banco BTG Pactual SA	2,430,200	34,451,652

		406,163,904

Containers & Packaging — 0.8%
Klabin SA	17,581,000	64,074,793

Diversified Consumer Services — 1.0%
Kroton Educacional SA	33,908,519	82,715,714

Electric Utilities — 2.2%
Centrais Eletricas Brasileiras SA	6,051,600	67,279,053
Energisa SA	1,890,300	21,724,589
Equatorial Energia SA	4,128,500	95,684,247

		184,687,889

Electrical Equipment — 1.3%
WEG SA	20,028,981	109,058,630

Food & Staples Retailing — 2.2%
Atacadao SA	10,627,600	57,353,342
Raia Drogasil SA	5,529,400	123,161,022

		180,514,364

Food Products — 4.0%
BRF SA(a)	13,256,750	122,359,141
JBS SA	24,331,607	174,529,024
M. Dias Branco SA	3,242,600	28,406,689

		325,294,854

Health Care Providers & Services — 0.7%
Notre Dame Intermedica Participacoes SA	4,015,000	54,489,424

Independent Power and Renewable Electricity Producers — 0.7%
Engie Brasil Energia SA	5,378,643	58,547,835

Insurance — 4.7%
BB Seguridade Participacoes SA	15,721,495	124,297,285
IRB Brasil Resseguros S/A	5,613,000	147,381,661
Porto Seguro SA	2,981,920	40,411,287
Sul America SA	6,168,549	72,326,170

		384,416,403

Internet & Direct Marketing Retail — 0.7%
B2W Cia. Digital(a)	5,098,500	57,990,780

IT Services — 0.7%
Cielo SA	31,132,796	58,390,003

Metals & Mining — 9.0%
Cia. Siderurgica Nacional SA	16,127,569	56,045,664
Vale SA	62,235,432	686,333,826

		742,379,490

Security	Shares	Value

Multiline Retail — 4.2%
Lojas Renner SA	17,577,909	$215,033,953
Magazine Luiza SA	14,735,500	129,410,797

		344,444,750

Oil, Gas & Consumable Fuels — 6.2%
Cosan SA	4,481,050	54,210,273
Petroleo Brasileiro SA	56,102,969	383,822,403
Ultrapar Participacoes SA	17,330,710	68,866,526

		506,899,202

Paper & Forest Products — 1.1%
Suzano SA	12,598,030	88,657,546

Personal Products — 0.9%
Natura Cosmeticos SA	4,935,965	78,813,942

Pharmaceuticals — 0.8%
Hypera SA	8,864,100	69,008,784

Real Estate Management & Development — 1.4%
BR Malls Participacoes SA	20,375,438	66,468,444
Multiplan Empreendimentos Imobiliarios SA	8,019,838	50,441,796

		116,910,240

Road & Rail — 3.5%
Localiza Rent a Car SA	13,291,931	151,312,239
Rumo SA(a)	25,436,390	136,039,935

		287,352,174

Specialty Retail — 0.8%
Petrobras Distribuidora SA	9,088,400	63,342,994

Transportation Infrastructure — 1.4%
CCR SA	29,099,265	114,433,729

Water Utilities — 1.3%
Cia. de Saneamento Basico do Estado de Sao Paulo	8,274,000	103,520,110

Wireless Telecommunication Services — 0.8%
TIM Participacoes SA	21,978,125	65,420,584

Total Common Stocks — 66.2% (Cost: $3,848,162,817)		5,433,286,840

Preferred Stocks

Banks — 20.2%
Banco Bradesco SA, Preference Shares, NVS	78,977,046	629,759,853
Itau Unibanco Holding SA, Preference Shares, NVS	96,008,547	788,570,274
Itausa-Investimentos Itau SA, Preference Shares, NVS	80,078,027	238,168,276

		1,656,498,403

Chemicals — 0.4%
Braskem SA, Class A, Preference Shares, NVS	4,681,356	31,970,347

Diversified Telecommunication Services — 1.6%
Telefonica Brasil SA, Preference Shares, NVS	10,333,364	134,212,198

Electric Utilities — 1.9%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	6,366,946	72,341,154
Cia. Energetica de Minas Gerais, Preference Shares, NVS	22,869,170	81,687,466

		154,028,620

Food & Staples Retailing — 1.0%
Cia. Brasileira de Distribuicao, Preference Shares, NVS	3,885,264	82,327,505

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 1.0%
Gerdau SA, Preference Shares, NVS	24,932,726	$77,654,563

Multiline Retail — 1.0%
Lojas Americanas SA, Preference Shares, NVS	18,545,417	84,060,709

Oil, Gas & Consumable Fuels — 6.1%
Petroleo Brasileiro SA, Preference Shares, NVS	80,890,083	499,176,496

Total Preferred Stocks — 33.2% (Cost: $1,886,674,816)		2,719,928,841

Rights

Internet & Direct Marketing Retail — 0.0%
B2W Cia. Digital, (Expires 09/21/19)(a)	711,988	1,411,157

Total Rights — 0.0% (Cost: $0)		1,411,157

Security	Shares	Value
Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	5,634,000	$5,634,000

Total Short-Term Investments — 0.0% (Cost: $5,634,000)		5,634,000

Total Investments in Securities — 99.4% (Cost: $5,740,471,633)		8,160,260,838

Other Assets, Less Liabilities — 0.6%		45,483,076

Net Assets — 100.0%		$8,205,743,914

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,435,968	2,198,032	5,634,000	$5,634,000	$163,866	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	851	09/20/19	$41,869	$511,953

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$511,953

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Brazil ETF

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(5,370,741)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,841,550

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$62,136,304

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,433,286,840	$—	$—	$5,433,286,840
Preferred Stocks	2,719,928,841	—	—	2,719,928,841
Rights	1,411,157	—	—	1,411,157
Money Market Funds	5,634,000	—	—	5,634,000

	$8,160,260,838	$—	$—	$8,160,260,838

Derivative financial instruments(a)
Assets
Futures Contracts	$511,953	$—	$—	$511,953

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments August 31, 2019	iShares® MSCI Chile ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.4%
Latam Airlines Group SA	1,727,083	$14,545,638

Banks — 25.8%
Banco de Chile	236,556,686	33,797,335
Banco de Credito e Inversiones SA	247,112	15,626,415
Banco Santander Chile	360,425,729	25,822,517
Grupo Security SA	6,876,498	2,339,170
Itau CorpBanca	993,315,684	7,730,889

		85,316,326

Beverages — 4.7%
Cia. Cervecerias Unidas SA	921,749	10,491,816
Vina Concha y Toro SA	2,579,044	5,007,724

		15,499,540

Construction & Engineering —1.4%
Besalco SA	3,252,949	2,174,902
Salfacorp SA	2,710,234	2,376,674

		4,551,576

Diversified Financial Services — 1.1%
Inversiones La Construccion SA	259,750	3,768,861

Electric Utilities — 16.1%
Enel Americas SA	210,436,614	34,569,484
Enel Chile SA	144,517,898	12,497,000
Engie Energia Chile SA	3,532,288	6,053,036

		53,119,520

Food & Staples Retailing — 4.9%
Cencosud SA	8,548,657	12,831,451
SMU SA	14,112,341	3,228,956

		16,060,407

Independent Power and Renewable Electricity Producers — 4.1%
AES Gener SA	20,632,357	4,427,702
Colbun SA	50,200,412	8,965,294

		13,392,996

IT Services — 1.2%
SONDA SA	3,437,417	4,032,077

Marine — 0.3%
Cia. Sud Americana de Vapores SA(a)	30,802,133	1,006,011

Metals & Mining — 1.2%
CAP SA	478,229	3,880,865

Security	Shares	Value

Multiline Retail — 8.1%
Ripley Corp. SA	5,414,151	$3,762,309
SACI Falabella	4,106,337	23,113,394

		26,875,703

Oil, Gas & Consumable Fuels — 5.8%
Empresas COPEC SA	2,099,150	18,966,088

Paper & Forest Products — 4.1%
Empresas CMPC SA	5,867,558	13,577,685

Real Estate Management & Development — 3.1%
Parque Arauco SA	3,679,228	10,318,866

Textiles, Apparel & Luxury Goods — 0.6%
Forus SA	925,111	1,800,014

Water Utilities — 4.0%
Aguas Andinas SA, Class A	16,637,054	9,179,542
Inversiones Aguas Metropolitanas SA	2,918,488	4,096,693

		13,276,235

Wireless Telecommunication Services — 2.6%
Empresa Nacional de Telecomunicaciones SA(a)	970,504	8,475,935

Total Common Stocks — 93.5% (Cost: $261,254,120)		308,464,343

Preferred Stocks

Beverages — 2.2%
Embotelladora Andina SA, Class B, Preference Shares, NVS	2,308,678	7,156,172

Chemicals — 4.2%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	567,784	14,046,148

Total Preferred Stocks — 6.4% (Cost: $17,680,965)		21,202,320

Total Investments in Securities — 99.9% (Cost: $278,935,085)		329,666,663

Other Assets, Less Liabilities — 0.1%		473,216

Net Assets — 100.0%		$330,139,879

(a)	Non-income producing security

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	280,439	(280,439)	—	$—	$25,058	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Chile ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$308,464,343	$—	$—	$308,464,343
Preferred Stocks	21,202,320	—	—	21,202,320

	$329,666,663	$—	$—	$329,666,663

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments August 31, 2019	iShares® MSCI Colombia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 6.8%
Banco de Bogota SA	4,798	$99,462
Bancolombia SA	130,073	1,503,150

		1,602,612

Capital Markets — 1.5%
Bolsa de Valores de Colombia	98,382	345,271

Construction & Engineering — 0.5%
Constructora Conconcreto SA(a)	838,254	126,044

Construction Materials — 8.3%
Cementos Argos SA	133,419	299,170
Cemex Latam Holdings SA(a)	512,930	658,198
Grupo Argos SA/Colombia	120,340	632,444
Tecnoglass Inc.	51,593	369,922

		1,959,734

Diversified Financial Services — 5.1%
Corp. Financiera Colombiana SA(a)	24,776	190,251
Grupo de Inversiones Suramericana SA	104,094	1,018,145

		1,208,396

Diversified Telecommunication Services — 0.4%
Empresa de Telecomunicaciones de Bogota(a)	1,364,054	93,194

Electric Utilities — 8.7%
Celsia SA ESP	18,860	23,623
Enel Americas SA	5,703,223	936,897
Interconexion Electrica SA ESP	206,822	1,097,818

		2,058,338

Food & Staples Retailing — 4.6%
Almacenes Exito SA	209,239	1,073,992

Food Products — 4.5%
Grupo Nutresa SA	141,083	1,064,404

Gas Utilities — 4.5%
Grupo Energia Bogota SA ESP(a)	1,713,045	1,057,836

Metals & Mining — 1.0%
Mineros SA	270,794	245,098

Security	Shares	Value

Oil, Gas & Consumable Fuels — 27.7%
Canacol Energy Ltd.(a)	298,270	$1,075,191
Ecopetrol SA	5,639,489	4,511,591
Empresas COPEC SA	104,555	944,668

		6,531,450

Total Common Stocks — 73.6% (Cost: $16,034,559)		17,366,369

Preferred Stocks

Airlines — 1.4%
Avianca Holdings SA, Preference Shares, NVS	993,997	322,142

Banks — 23.6%
Banco Davivienda SA, Preference Shares, NVS	86,514	1,051,808
Bancolombia SA, Preference Shares, NVS	297,411	3,711,342
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	2,141,870	803,592

		5,566,742

Construction Materials — 0.8%
Cementos Argos SA, Preference Shares, NVS	13,469	25,168
Grupo Argos SA/Colombia, Preference Shares, NVS	43,870	178,042

		203,210

Diversified Financial Services — 0.3%
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	8,961	80,898

Total Preferred Stocks — 26.1% (Cost: $5,423,708)		6,172,992

Total Investments in Securities — 99.7% (Cost: $21,458,267)		23,539,361

Other Assets, Less Liabilities — 0.3%		65,625

Net Assets — 100.0%		$23,604,986

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$48	(b)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	43,489	(43,489)	—	—	879		—		—

				$—	$927		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Colombia ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$17,366,369	$—	$—	$17,366,369
Preferred Stocks	6,172,992	—	—	6,172,992

	$23,539,361	$—	$—	$23,539,361

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments August 31, 2019	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.4%
Elbit Systems Ltd.	25,304	$3,908,028

Banks — 24.3%
Bank Hapoalim BM(a)	1,091,542	8,007,063
Bank Leumi Le-Israel BM	1,441,328	9,829,973
First International Bank of Israel Ltd.	53,682	1,391,179
Israel Discount Bank Ltd., Class A	1,220,690	5,085,703
Mizrahi Tefahot Bank Ltd.	151,824	3,495,940

		27,809,858

Biotechnology — 0.3%
UroGen Pharma Ltd.(a)(b)	10,844	368,154

Building Products — 0.4%
Caesarstone Ltd.	28,516	427,455

Chemicals — 3.1%
Israel Chemicals Ltd.	667,490	3,013,465
Israel Corp. Ltd. (The)(a)	2,873	555,111

		3,568,576

Communications Equipment — 1.7%
Gilat Satellite Networks Ltd.	18,507	148,601
Ituran Location and Control Ltd.	22,129	569,601
Radware Ltd.(a)	49,494	1,210,128

		1,928,330

Construction & Engineering — 2.3%
Ashtrom Group Ltd.	17,872	170,836
Elco Ltd.	8,857	227,699
Electra Ltd./Israel	2,543	778,583
Shapir Engineering and Industry Ltd.	135,177	578,496
Shikun & Binui Ltd.	276,214	887,922

		2,643,536

Diversified Telecommunication Services — 1.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	2,370,762	1,490,644

Equity Real Estate Investment Trusts (REITs) — 1.1%
REIT 1 Ltd.	213,055	1,252,111

Food & Staples Retailing — 1.3%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	9,213	482,210
Shufersal Ltd.	142,698	965,937

		1,448,147

Food Products — 1.5%
Strauss Group Ltd.	55,775	1,653,938

Hotels, Restaurants & Leisure — 0.4%
Fattal Holdings 1998 Ltd.	2,576	395,073

Household Durables — 0.2%
Maytronics Ltd.	27,255	214,597

Independent Power and Renewable Electricity Producers — 0.6%
Energix-Renewable Energies Ltd.(a)	73,508	172,801
Kenon Holdings Ltd./Singapore	26,527	562,433

		735,234

Insurance — 3.1%
Clal Insurance Enterprises Holdings Ltd.(a)	29,155	434,177
Harel Insurance Investments & Financial Services Ltd.	138,252	1,076,414
IDI Insurance Co. Ltd.	9,368	340,148
Menora Mivtachim Holdings Ltd.	38,047	556,791
Migdal Insurance & Financial Holding Ltd.	526,051	522,810

Security	Shares	Value

Insurance (continued)
Phoenix Holdings Ltd. (The)	110,266	$668,637

		3,598,977

IT Services — 5.9%
Formula Systems 1985 Ltd.	5,494	337,662
Matrix IT Ltd.	48,924	772,641
Wix.com Ltd.(a)(b)	40,037	5,615,189

		6,725,492

Machinery — 1.1%
Kornit Digital Ltd.(a)(b)	45,888	1,294,501

Oil, Gas & Consumable Fuels — 2.8%
Delek Group Ltd.	5,297	744,123
Equital Ltd.(a)	11,757	352,954
Naphtha Israel Petroleum Corp. Ltd.	55,181	322,892
Oil Refineries Ltd.(a)	1,256,724	623,245
Paz Oil Co. Ltd.	8,689	1,154,185

		3,197,399

Paper & Forest Products — 0.1%
Hadera Paper Ltd.	2,807	146,601

Pharmaceuticals — 6.1%
Teva Pharmaceutical Industries Ltd., ADR(a)	1,015,685	7,008,227

Real Estate Management & Development — 12.5%
ADO Group Ltd.(a)	9,955	130,262
AFI Properties Ltd.(a)	19,729	645,373
Airport City Ltd.(a)	89,828	1,720,358
Alony Hetz Properties & Investments Ltd.	127,531	1,834,539
Amot Investments Ltd.	159,964	1,125,400
Azrieli Group Ltd.	47,140	3,516,725
Bayside Land Corp.	1,051	621,536
Big Shopping Centers Ltd.(a)	3,045	256,398
Blue Square Real Estate Ltd.	4,802	216,792
Brack Capital Properties NV(a)	1,594	151,986
Gazit-Globe Ltd.	116,227	1,148,527
Industrial Buildings Corp. Ltd.(a)	109,308	243,956
Jerusalem Economy Ltd.(a)	160,910	683,608
Melisron Ltd.	22,003	1,362,878
Norstar Holdings Inc.	19,448	346,740
Property & BuildingCorp. Ltd.	1,567	150,453
Summit Real Estate Holdings Ltd.	18,210	181,958

		14,337,489

Semiconductors & Semiconductor Equipment — 2.1%
Nova Measuring Instruments Ltd.(a)	18,818	518,051
Tower Semiconductor Ltd.(a)	100,535	1,906,924

		2,424,975

Software — 23.0%
Check Point Software Technologies Ltd.(a)(b)	117,933	12,701,384
CyberArk Software Ltd.(a)	34,740	3,902,692
Hilan Ltd.	8,910	357,081
Nice Ltd.(a)	56,491	8,647,847
Sapiens International Corp. NV	38,278	725,176

		26,334,180

Specialty Retail — 0.2%
Delek Automotive Systems Ltd.	57,064	251,804

Textiles, Apparel & Luxury Goods — 0.3%
Delta-Galil Industries Ltd.(b)	13,771	360,154

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.7%
Cellcom Israel Ltd.(a)	92,274	$214,276
Partner Communications Co. Ltd.(a)	147,587	635,785

		850,061

Total Common Stocks — 99.8% (Cost: $136,476,397)		114,373,541

Short-Term Investments

Money Market Funds — 6.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	7,807,734	7,811,637
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	92,000	92,000

		7,903,637

Total Short-Term Investments — 6.9% (Cost: $7,902,432)		7,903,637

Total Investments in Securities — 106.7% (Cost: $144,378,829)		122,277,178

Other Assets, Less Liabilities — (6.7)%		(7,723,987)

Net Assets — 100.0%		$114,553,191

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,120,644	687,090	7,807,734	$7,811,637	$41,834	(b)	$5,126		$205
BlackRock Cash Funds: Treasury, SL Agency Shares	15,507	76,493	92,000	92,000	2,119		—		—

				$7,903,637	$43,953		$5,126		$205

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$114,373,541	$—	$—	$114,373,541
Money Market Funds	7,903,637	—	—	7,903,637

	$122,277,178	$—	$—	$122,277,178

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments August 31, 2019	iShares® MSCI Russia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 16.0%
Sberbank of Russia PJSC	19,770,930	$66,544,953
Sberbank of Russia PJSC, ADR	1,940,665	26,596,814
VTB Bank PJSC	11,000,215,016	6,387,634
VTB Bank PJSC, GDR(a)	600,487	695,364

		100,224,765

Capital Markets — 2.1%
Moscow Exchange MICEX-RTS PJSC	9,196,710	13,063,750

Chemicals — 1.8%
PhosAgro PJSC, GDR(a)	903,268	11,670,223

Electric Utilities — 2.2%
Inter RAO UES PJSC	218,492,000	14,071,657

Food & Staples Retailing — 6.7%
Magnit PJSC, GDR(a)	1,587,364	20,961,141
X5 Retail Group NV, GDR(a)	604,354	20,853,950

		41,815,091

Metals & Mining — 19.7%
Alrosa PJSC	13,297,530	14,824,441
Magnitogorsk Iron & Steel Works PJSC	16,567,300	10,406,288
MMC Norilsk Nickel PJSC	123,460	29,818,154
Novolipetsk Steel PJSC	6,631,280	14,817,313
Polymetal International PLC, New	1,285,623	18,619,085
Polyus PJSC	160,296	18,445,365
Severstal PJSC	1,126,375	16,957,028

		123,887,674

Oil, Gas & Consumable Fuels — 45.2%
Gazprom PJSC	29,488,460	102,771,619
LUKOIL PJSC	1,066,991	86,169,800
Novatek PJSC, GDR(a)	148,711	28,835,063
Rosneft Oil Co. PJSC, GDR(a)	2,144,139	13,066,383
Rosneft Oil Co. PJSC	1,621,450	9,905,970
Surgutneftegas PJSC	33,314,446	13,728,635

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tatneft PJSC	2,622,805	$29,259,418

		283,736,888

Wireless Telecommunication Services — 3.1%
Mobile TeleSystems PJSC, ADR	2,416,646	19,405,667

Total Common Stocks — 96.8% (Cost: $552,378,658)		607,875,715

Preferred Stocks

Oil, Gas & Consumable Fuels — 3.1%
Surgutneftegas PJSC, Preference Shares, NVS	30,387,300	14,709,805
Transneft PJSC, Preference Shares	2,048	4,624,132

		19,333,937

Total Preferred Stocks — 3.1% (Cost: $21,720,221)		19,333,937

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	653,000	653,000

Total Short-Term Investments — 0.1% (Cost: $653,000)		653,000

Total Investments in Securities — 100.0% (Cost: $574,751,879)		627,862,652

Other Assets, Less Liabilities — (0.0)%		(281,667)

Net Assets — 100.0%		$627,580,985

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	349,697	303,303	653,000	$653,000	$38,399	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Russia ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$607,875,715	$—	$—	$607,875,715
Preferred Stocks	19,333,937	—	—	19,333,937
Money Market Funds	653,000	—	—	653,000

	$627,862,652	$—	$—	$627,862,652

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments August 31, 2019	iShares® MSCI South Africa ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 11.9%
Absa Group Ltd.	1,026,564	$10,390,887
Capitec Bank Holdings Ltd.	72,290	5,212,831
Nedbank Group Ltd.	563,316	8,384,583
Standard Bank Group Ltd.	1,763,752	20,590,610

		44,578,911

Capital Markets — 1.9%
Investec Ltd.	554,756	2,926,181
Reinet Investments SCA	245,313	4,094,326

		7,020,507

Chemicals — 3.9%
Sasol Ltd.	779,281	14,778,560

Diversified Financial Services — 9.6%
FirstRand Ltd.	4,610,404	18,215,404
PSG Group Ltd.	263,735	3,483,638
Remgro Ltd.	767,898	8,684,006
RMB Holdings Ltd.	1,208,488	5,686,768

		36,069,816

Diversified Telecommunication Services — 0.8%
Telkom SA SOC Ltd.	551,242	2,890,220

Equity Real Estate Investment Trusts (REITs) — 3.8%
Fortress REIT Ltd., Series A	2,210,257	3,072,925
Growthpoint Properties Ltd.	4,456,703	6,750,912
Redefine Properties Ltd.	8,775,789	4,537,084

		14,360,921

Food & Staples Retailing — 7.3%
Bid Corp. Ltd.	482,392	10,325,341
Clicks Group Ltd.	409,367	5,365,212
Pick n Pay Stores Ltd.	708,980	2,698,875
Shoprite Holdings Ltd.	712,343	5,300,906
SPAR Group Ltd. (The)	325,090	3,721,768

		27,412,102

Food Products — 1.0%
Tiger Brands Ltd.	274,154	3,772,207

Health Care Providers & Services — 1.7%
Life Healthcare Group Holdings Ltd.	2,449,624	3,679,982
Netcare Ltd.	2,423,745	2,601,929

		6,281,911

Industrial Conglomerates — 1.6%
Bidvest Group Ltd. (The)	496,623	5,844,836

Insurance — 8.9%
Discovery Ltd.	642,900	4,876,450
Liberty Holdings Ltd.	303,867	2,193,986
Momentum Metropolitan Holdings(a)	2,037,706	2,206,299
Old Mutual Ltd.	7,049,829	8,445,633
Rand Merchant Investment Holdings Ltd.	1,479,355	2,885,881
Sanlam Ltd.	2,631,102	12,606,416

		33,214,665

Internet & Direct Marketing Retail — 22.6%
Naspers Ltd., Class N	370,960	84,381,108

Media — 1.6%
MultiChoice Group Ltd.(a)	673,367	5,903,589

Security	Shares	Value

Metals & Mining — 8.2%
Anglo American Platinum Ltd.	92,671	$5,680,587
AngloGold Ashanti Ltd.	614,581	14,010,443
Gold Fields Ltd.	1,323,947	7,922,537
Kumba Iron Ore Ltd.	122,735	3,176,580

		30,790,147

Multiline Retail — 1.5%
Woolworths Holdings Ltd./South Africa	1,559,869	5,668,795

Oil, Gas & Consumable Fuels — 1.0%
Exxaro Resources Ltd.	427,141	3,830,661

Paper & Forest Products — 0.8%
Sappi Ltd.	1,011,508	3,012,457

Pharmaceuticals — 1.0%
Aspen Pharmacare Holdings Ltd.	706,290	3,660,823

Real Estate Management & Development — 1.4%
NEPI Rockcastle PLC	603,921	5,349,228

Specialty Retail — 3.1%
Foschini Group Ltd. (The)	399,497	3,959,779
Mr. Price Group Ltd.	411,894	4,657,485
Truworths International Ltd.	813,706	2,822,616

		11,439,880

Wireless Telecommunication Services — 6.2%
MTN Group Ltd.(b)	2,342,185	15,825,126
Vodacom Group Ltd.	955,435	7,254,605

		23,079,731

Total Common Stocks — 99.8% (Cost: $515,311,253)		373,341,075

Short-Term Investments

Money Market Funds — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	14,416,634	14,423,842
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	242,000	242,000

		14,665,842

Total Short-Term Investments — 3.9% (Cost: $14,664,258)		14,665,842

Total Investments in Securities — 103.7% (Cost: $529,975,511)		388,006,917

Other Assets, Less Liabilities — (3.7)%		(13,939,492)

Net Assets — 100.0%		$374,067,425

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Africa ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	14,416,634	14,416,634	$14,423,842	$46,937	(b)	$4,244		$1,584
BlackRock Cash Funds: Treasury, SL Agency Shares	173,320	68,680	242,000	242,000	7,264		—		—

				$14,665,842	$54,201		$4,244		$1,584

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/JSE Top 40 Index	20	09/19/19	$644	$(2,257)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,257

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(5,838)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,257)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$128,756

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Africa ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$373,341,075	$—	$—	$373,341,075
Money Market Funds	14,665,842	—	—	14,665,842

	$388,006,917	$—	$—	$388,006,917

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,257)	$—	$—	$(2,257)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
Aselsan Elektronik Sanayi Ve Ticaret AS(a)	3,349,666	$10,486,661

Airlines — 5.2%
Pegasus Hava Tasimaciligi AS(a)(b)	495,206	6,026,193
Turk Hava Yollari AO(a)(b)	5,353,859	10,383,798

		16,409,991

Auto Components — 0.2%
Kordsa Teknik Tekstil AS	312,532	629,758

Automobiles — 2.3%
Ford Otomotiv Sanayi AS	721,044	7,270,772

Banks — 23.3%
Akbank T.A.S.(b)	23,009,393	27,407,885
Turkiye Garanti Bankasi AS(b)	18,640,555	28,474,737
Turkiye Halk Bankasi AS(a)(b)	6,639,094	6,472,440
Turkiye Is Bankasi AS, Class C(b)	10,758,496	10,174,523
Turkiye Sinai Kalkinma Bankasi AS(b)	5,838,506	841,767

		73,371,352

Beverages — 4.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,089,764	9,175,055
Coca-Cola Icecek AS	858,222	5,076,049

		14,251,104

Building Products — 0.2%
Trakya Cam Sanayii AS	1,414,175	618,948

Capital Markets — 0.6%
Verusa Holding AS(a)	679,900	1,748,106

Chemicals — 3.1%
Petkim Petrokimya Holding AS(a)(b)	11,061,237	6,511,915
Sasa Polyester Sanayi AS(a)	2,502,990	2,496,009
Soda Sanayii AS	634,537	601,183

		9,609,107

Construction & Engineering — 2.3%
Tekfen Holding AS	2,070,808	7,364,453

Containers & Packaging — 0.2%
Anadolu Cam Sanayii AS	1,408,307	642,969

Diversified Financial Services — 3.1%
Haci Omer Sabanci Holding AS	6,398,537	9,631,439

Electric Utilities — 1.0%
Enerjisa Enerji AS(c)	3,119,022	3,153,150

Equity Real Estate Investment Trusts (REITs) — 1.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	20,295,109	4,110,402

Food & Staples Retailing — 11.1%
BIM Birlesik Magazalar AS	3,425,327	27,643,660
Migros Ticaret AS(b)	928,617	2,940,654
Sok Marketler Ticaret AS(a)(b)	2,323,087	4,202,589

		34,786,903

Food Products — 1.7%
Ulker Biskuvi Sanayi AS(b)	1,708,728	5,255,594

Gas Utilities — 0.2%
Aygaz AS(a)	367,980	621,484

Security	Shares	Value

Health Care Providers & Services — 1.7%
MLP Saglik Hizmetleri AS(a)(b)(c)	1,260,779	$3,001,417
Selcuk Ecza Deposu Ticaret ve Sanayi AS	2,851,287	2,393,099

		5,394,516

Household Durables — 1.7%
Arcelik AS(b)	933,725	2,738,873
Vestel Elektronik Sanayi ve Ticaret AS(a)(b)	1,418,799	2,681,137

		5,420,010

Independent Power and Renewable Electricity Producers — 0.6%
Zorlu Enerji Elektrik Uretim AS(b)	8,965,675	1,800,444

Industrial Conglomerates — 7.1%
Dogan Sirketler Grubu Holding AS	14,360,588	3,253,547
Enka Insaat ve Sanayi AS	2	2
KOC Holding AS	5,851,270	17,565,109
Turkiye Sise ve Cam Fabrikalari AS	2,072,928	1,540,575

		22,359,233

Insurance — 0.0%
Anadolu Anonim Turk Sigorta Sirketi	1	1

Machinery — 0.2%
Otokar Otomotiv Ve Savunma Sanayi AS	27,478	615,469

Metals & Mining — 8.7%
Eregli Demir ve Celik Fabrikalari TAS	12,892,234	14,183,947
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	9,624,966	3,370,080
Koza Altin Isletmeleri AS(b)	513,790	6,031,879
Koza Anadolu Metal Madencilik Isletmeleri AS(b)	2,567,586	3,604,867

		27,190,773

Oil, Gas & Consumable Fuels — 6.8%
Tupras Turkiye Petrol Rafinerileri AS	985,172	21,305,586

Personal Products — 0.6%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	4,258,775	1,907,814

Textiles, Apparel & Luxury Goods — 1.7%
Aksa Akrilik Kimya Sanayii AS	1,499,882	2,219,092
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)(c)	498,898	3,159,723

		5,378,815

Transportation Infrastructure — 2.4%
TAV Havalimanlari Holding AS	1,850,357	7,495,117

Wireless Telecommunication Services — 4.8%
Turkcell Iletisim Hizmetleri AS	6,797,981	15,086,530

Total Common Stocks — 99.9% (Cost: $479,889,322)		313,916,501

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 11.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	36,992,086	$37,010,582

Total Short-Term Investments — 11.8% (Cost: $37,005,641)		37,010,582

Total Investments in Securities — 111.7% (Cost: $516,894,963)		350,927,083

Other Assets, Less Liabilities — (11.7)%		(36,736,837)

Net Assets — 100.0%		$314,190,246

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	18,539,408	18,452,678	36,992,086	$37,010,582	$1,240,985	(b)	$(3,101)	$879
BlackRock Cash Funds: Treasury, SL Agency Shares	315,285	(315,285)	—	—	8,404		—	—

				$37,010,582	$1,249,389		$(3,101)	$879

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$313,916,501	$—	$—	$313,916,501
Money Market Funds	37,010,582	—	—	37,010,582

	$350,927,083	$—	$—	$350,927,083

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
Arconic Inc.	19,328	$499,435
Boeing Co. (The)	1,451	528,295
General Dynamics Corp.	2,607	498,641
HEICO Corp.	1,428	206,589
HEICO Corp., Class A	2,523	278,438
Huntington Ingalls Industries Inc.	2,329	486,761
L3Harris Technologies Inc.(a)	2,270	479,901
Lockheed Martin Corp.	1,272	488,588
Northrop Grumman Corp.	1,300	478,231
Raytheon Co.	2,660	492,951
Spirit AeroSystems Holdings Inc., Class A	6,617	533,330
Textron Inc.	10,952	492,840
TransDigm Group Inc.	922	496,331
United Technologies Corp.	3,838	499,861

		6,460,192

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	5,728	483,959
Expeditors International of Washington Inc.	6,746	479,641
FedEx Corp.	3,107	492,801
United Parcel Service Inc., Class B	4,169	494,694
XPO Logistics Inc.(a)(b)	7,233	512,530

		2,463,625

Airlines — 0.6%
American Airlines Group Inc.	18,689	491,708
Delta Air Lines Inc.	8,315	481,106
Southwest Airlines Co.	9,851	515,404
United Airlines Holdings Inc.(a)	5,818	490,515

		1,978,733

Auto Components — 0.7%
Aptiv PLC	5,997	498,770
Autoliv Inc.	7,502	513,137
BorgWarner Inc.	15,279	498,554
Lear Corp.	4,479	502,813

		2,013,274

Automobiles — 0.6%
Ford Motor Co.	53,600	491,512
General Motors Co.	13,027	483,171
Harley-Davidson Inc.	15,153	483,381
Tesla Inc.(a)(b)	2,207	497,921

		1,955,985

Banks — 3.5%
Bank of America Corp.	18,091	497,683
BB&T Corp.	10,449	497,895
CIT Group Inc.	11,465	488,294
Citigroup Inc.	7,744	498,326
Citizens Financial Group Inc.	15,115	509,980
Comerica Inc.	8,013	494,002
East West Bancorp. Inc.	12,370	508,778
Fifth Third Bancorp	18,830	498,054
First Republic Bank/CA	5,243	470,402
Huntington Bancshares Inc./OH	38,236	506,627
JPMorgan Chase & Co.	4,515	496,018
KeyCorp	29,829	495,161
M&T Bank Corp.	3,283	480,007
People’s United Financial Inc.	33,490	481,251
PNC Financial Services Group Inc. (The)	3,807	490,837
Regions Financial Corp.	34,995	511,627

Security	Shares	Value

Banks (continued)
Signature Bank/New York NY	4,099	$478,148
SunTrust Banks Inc.	8,011	492,757
SVB Financial Group(a)	2,554	497,060
U.S. Bancorp	9,260	487,909
Wells Fargo & Co.	10,947	509,802
Zions Bancorp. N.A	12,114	497,764

		10,888,382

Beverages — 1.0%
Brown-Forman Corp., Class B, NVS	8,329	491,328
Coca-Cola Co. (The)	8,815	485,178
Constellation Brands Inc., Class A	2,443	499,227
Molson Coors Brewing Co., Class B	9,337	479,548
Monster Beverage Corp.(a)(b)	8,339	489,249
PepsiCo Inc.	3,633	496,740

		2,941,270

Biotechnology — 2.4%
AbbVie Inc.	7,540	495,680
Alexion Pharmaceuticals Inc.(a)	4,355	438,810
Alkermes PLC(a)	22,777	477,861
Alnylam Pharmaceuticals Inc.(a)	6,002	484,301
Amgen Inc.	2,382	496,933
Biogen Inc.(a)	2,093	459,937
BioMarin Pharmaceutical Inc.(a)	6,620	496,897
Celgene Corp.(a)	5,120	495,616
Exact Sciences Corp.(a)	4,017	478,907
Gilead Sciences Inc.	7,553	479,918
Incyte Corp.(a)	5,892	482,083
Ionis Pharmaceuticals Inc.(a)	7,037	444,809
Regeneron Pharmaceuticals Inc.(a)	1,620	469,881
Sarepta Therapeutics Inc.(a)	3,894	351,044
Seattle Genetics Inc.(a)(b)	6,190	449,642
Vertex Pharmaceuticals Inc.(a)	2,622	472,012

		7,474,331

Building Products — 1.1%
Allegion PLC	5,013	482,601
AO Smith Corp.	10,301	479,202
Fortune Brands Home & Security Inc.	9,549	487,572
Johnson Controls International PLC	11,432	488,032
Lennox International Inc.	1,892	480,152
Masco Corp.	12,497	509,003
Owens Corning	8,749	501,843

		3,428,405

Capital Markets — 4.3%
Affiliated Managers Group Inc.	6,375	488,516
Ameriprise Financial Inc.	3,868	498,895
Bank of New York Mellon Corp. (The)	11,397	479,358
BlackRock Inc.(c)	1,160	490,170
Cboe Global Markets Inc.	3,897	464,367
Charles Schwab Corp. (The)	12,990	497,127
CME Group Inc.	2,233	485,209
E*TRADE Financial Corp.	11,798	492,448
Eaton Vance Corp., NVS	12,281	529,557
FactSet Research Systems Inc.	1,745	474,797
Franklin Resources Inc.	17,582	462,055
Goldman Sachs Group Inc. (The)	2,421	493,666
Intercontinental Exchange Inc.	5,248	490,583
Invesco Ltd.	31,243	490,515
KKR & Co. Inc., Class A, NVS	19,804	511,735
MarketAxess Holdings Inc.(b)	1,303	518,099

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	2,262	$487,642
Morgan Stanley	12,146	503,938
MSCI Inc.	2,141	502,343
Nasdaq Inc.	4,897	488,916
Northern Trust Corp.	5,555	488,451
Raymond James Financial Inc.	6,439	505,526
S&P Global Inc.	1,876	488,116
SEI Investments Co.	8,554	491,941
State Street Corp.	9,730	499,246
T Rowe Price Group Inc.	4,503	498,122
TD Ameritrade Holding Corp.	11,018	489,309

		13,310,647

Chemicals — 2.8%
Air Products & Chemicals Inc.	2,102	474,884
Albemarle Corp.	7,702	475,444
Axalta Coating Systems Ltd.(a)	17,256	498,353
Celanese Corp.	4,420	501,095
CF Industries Holdings Inc.	10,117	487,538
Corteva Inc.(a)	16,710	489,937
Dow Inc.(a)	10,947	466,671
DuPont de Nemours Inc.	7,287	495,006
Eastman Chemical Co.	7,392	483,215
Ecolab Inc.	2,332	481,115
FMC Corp.	5,685	490,786
International Flavors & Fragrances Inc.	4,294	471,267
Linde PLC	2,549	481,532
LyondellBasell Industries NV, Class A	6,541	506,143
Mosaic Co. (The)	24,618	452,725
PPG Industries Inc.	4,332	479,942
Sherwin-Williams Co. (The)	915	481,976
Westlake Chemical Corp.	7,837	459,170

		8,676,799

Commercial Services & Supplies — 0.9%
Cintas Corp.	1,826	481,699
Copart Inc.(a)	6,370	480,234
Republic Services Inc.	5,303	473,293
Rollins Inc.	14,590	478,698
Waste Connections Inc.	5,203	478,156
Waste Management Inc.	4,018	479,548

		2,871,628

Communications Equipment — 0.8%
Arista Networks Inc.(a)	2,192	496,751
Cisco Systems Inc.	10,268	480,645
F5 Networks Inc.(a)	3,764	484,540
Juniper Networks Inc.	20,251	469,013
Motorola Solutions Inc.	2,760	499,312

		2,430,261

Construction & Engineering — 0.3%
Fluor Corp.	28,268	499,496
Jacobs Engineering Group Inc.	5,814	516,632

		1,016,128

Construction Materials — 0.3%
Martin Marietta Materials Inc.	1,899	481,909
Vulcan Materials Co.	3,420	483,075

		964,984

Consumer Finance — 0.8%
Ally Financial Inc.	15,788	494,954
American Express Co.	3,881	467,156

Security	Shares	Value

Consumer Finance (continued)
Capital One Financial Corp.	5,676	$491,655
Discover Financial Services	6,009	480,539
Synchrony Financial	14,496	464,597

		2,398,901

Containers & Packaging — 1.3%
Amcor PLC(a)	48,958	480,768
Avery Dennison Corp.	4,254	491,635
Ball Corp.	6,088	489,536
Crown Holdings Inc.(a)	7,303	480,830
International Paper Co.	12,293	480,656
Packaging Corp. of America	4,750	477,755
Sealed Air Corp.	11,310	450,364
Westrock Co.	14,567	497,900

		3,849,444

Distributors — 0.3%
Genuine Parts Co.	5,344	482,510
LKQ Corp.(a)	19,312	507,326
		989,836

Diversified Consumer Services — 0.1%
H&R Block Inc.	17,427	422,082

Diversified Financial Services — 0.6%
AXA Equitable Holdings Inc.	23,924	496,901
Berkshire Hathaway Inc., Class B(a)	2,395	487,167
Jefferies Financial Group Inc.	26,237	489,058
Voya Financial Inc.	9,797	483,188

		1,956,314

Diversified Telecommunication Services — 0.6%
AT&T Inc.	13,829	487,610
CenturyLink Inc.	44,970	511,759
Verizon Communications Inc.	8,461	492,092
Zayo Group Holdings Inc.(a)	14,063	473,361

		1,964,822

Electric Utilities — 2.4%
Alliant Energy Corp.	9,209	483,012
American Electric Power Co. Inc.	5,256	479,084
Duke Energy Corp.	5,319	493,284
Edison International	6,589	476,187
Entergy Corp.	4,357	491,644
Evergy Inc.	7,385	480,025
Eversource Energy	6,026	482,863
Exelon Corp.	10,635	502,610
FirstEnergy Corp.	10,764	495,144
NextEra Energy Inc.	2,191	480,004
OGE Energy Corp.	11,166	478,687
Pinnacle West Capital Corp.	5,075	483,698
PPL Corp.	16,332	482,611
Southern Co. (The)	8,241	480,121
Xcel Energy Inc.	7,718	495,650

		7,284,624

Electrical Equipment — 1.0%
Acuity Brands Inc.	3,904	489,601
AMETEK Inc.	5,650	485,505
Eaton Corp. PLC	6,256	504,984
Emerson Electric Co.	8,418	501,629
Rockwell Automation Inc.	3,255	497,331
Sensata Technologies Holding PLC(a)(b)	10,900	496,822

		2,975,872

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.0%
Amphenol Corp., Class A	5,627	$492,588
Arrow Electronics Inc.(a)	7,191	497,617
CDW Corp./DE	4,368	504,504
Cognex Corp.	10,912	491,913
Corning Inc.	17,504	487,486
Flex Ltd.(a)	49,059	472,438
FLIR Systems Inc.	10,288	506,890
IPG Photonics Corp.(a)(b)	4,072	503,828
Keysight Technologies Inc.(a)	5,729	554,911
TE Connectivity Ltd.	5,440	496,237
Trimble Inc.(a)	13,050	489,636
Zebra Technologies Corp., Class A(a)(b)	2,402	492,482

		5,990,530

Energy Equipment & Services — 1.0%
Baker Hughes a GE Co.	22,930	497,352
Halliburton Co.	26,021	490,236
Helmerich & Payne Inc.	12,123	455,703
National Oilwell Varco Inc.	25,979	530,751
Schlumberger Ltd.	15,005	486,612
TechnipFMC PLC	20,630	512,449

		2,973,103

Entertainment — 1.3%
Activision Blizzard Inc.	10,434	527,960
Electronic Arts Inc.(a)	5,404	506,247
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	11,729	489,569
Live Nation Entertainment Inc.(a)	6,842	475,587
Netflix Inc.(a)	1,606	471,763
Take-Two Interactive Software Inc.(a)(b)	3,765	496,867
Viacom Inc., Class B, NVS	18,301	457,159
Walt Disney Co. (The)	3,581	491,528

		3,916,680

Equity Real Estate Investment Trusts (REITs) — 6.0%
Alexandria Real Estate Equities Inc.	3,272	490,277
American Tower Corp.	2,118	487,542
AvalonBay Communities Inc.	2,323	493,777
Boston Properties Inc.	3,736	479,777
Camden Property Trust	4,521	489,398
Crown Castle International Corp.	3,334	483,997
Digital Realty Trust Inc.	3,939	486,979
Duke Realty Corp.	14,430	480,086
Equinix Inc.	869	483,407
Equity LifeStyle Properties Inc.	3,538	476,639
Equity Residential	5,852	496,016
Essex Property Trust Inc.	1,519	487,994
Extra Space Storage Inc.	3,931	479,268
Federal Realty Investment Trust	3,652	471,875
HCP Inc.	13,846	480,595
Host Hotels & Resorts Inc.	30,441	488,274
Invitation Homes Inc.	17,052	490,416
Iron Mountain Inc.	15,324	488,069
Kimco Realty Corp.	25,642	471,300
Liberty Property Trust	9,253	482,266
Macerich Co. (The)	15,893	453,427
Mid-America Apartment Communities Inc.	3,844	486,958
National Retail Properties Inc.	8,698	488,393
Prologis Inc.	5,848	489,010
Public Storage	1,827	483,680
Realty Income Corp.	6,576	485,375
Regency Centers Corp.	7,302	471,052

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.	1,831	$480,509
Simon Property Group Inc.	3,211	478,246
SL Green Realty Corp.	6,070	486,935
Sun Communities Inc.	3,279	484,636
UDR Inc.	10,197	491,291
Ventas Inc.	6,516	478,209
VEREIT Inc.	49,675	484,331
Vornado Realty Trust	7,873	476,080
Welltower Inc.	5,380	481,833
Weyerhaeuser Co.	19,164	504,205
WP Carey Inc.	5,401	485,010

		18,377,132

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	1,750	515,830
Kroger Co. (The)	21,363	505,876
Sysco Corp.	6,573	488,571
Walgreens Boots Alliance Inc.	9,635	493,216
Walmart Inc.	4,214	481,491

		2,484,984

Food Products — 2.3%
Archer-Daniels-Midland Co.	12,919	491,568
Bunge Ltd.	8,823	471,236
Campbell Soup Co.	11,158	502,110
Conagra Brands Inc.	16,460	466,806
General Mills Inc.	8,740	470,212
Hershey Co. (The)	3,054	483,998
Hormel Foods Corp.	11,473	488,864
Ingredion Inc.	6,315	487,960
JM Smucker Co. (The)	4,182	439,779
Kellogg Co.	7,477	469,556
Kraft Heinz Co. (The)	18,950	483,604
Lamb Weston Holdings Inc.	6,994	492,308
McCormick & Co. Inc./MD, NVS	2,816	458,642
Mondelez International Inc., Class A	8,830	487,593
Tyson Foods Inc., Class A	5,405	502,881

		7,197,117

Gas Utilities — 0.3%
Atmos Energy Corp.	4,342	478,618
UGI Corp.	10,201	496,483

		975,101

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	5,657	482,655
ABIOMED Inc.(a)	2,472	477,269
Align Technology Inc.(a)	2,724	498,792
Baxter International Inc.	5,536	486,891
Becton Dickinson and Co.	1,928	489,558
Boston Scientific Corp.(a)	11,342	484,644
Cooper Companies Inc. (The)	1,416	438,606
Danaher Corp.	3,462	491,915
Dentsply Sirona Inc.	9,086	473,835
DexCom Inc.(a)(b)	3,001	515,001
Edwards Lifesciences Corp.(a)	2,207	489,601
Hologic Inc.(a)	9,532	470,595
IDEXX Laboratories Inc.(a)	1,739	503,858
Intuitive Surgical Inc.(a)	950	485,773
Medtronic PLC	4,667	503,522
ResMed Inc.	3,589	499,948
Steris PLC	3,132	483,581
Stryker Corp.	2,206	486,776

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Inc.	1,289	$469,093
Varian Medical Systems Inc.(a)	4,425	468,740
Zimmer Biomet Holdings Inc.	3,514	489,149

		10,189,802

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	5,524	454,459
Anthem Inc.	1,732	452,953
Cardinal Health Inc.	11,307	487,671
Centene Corp.(a)	9,985	465,501
Cigna Corp.(a)	2,974	457,907
CVS Health Corp.	7,995	487,055
DaVita Inc.(a)(b)	8,060	454,342
HCA Healthcare Inc.	3,852	463,010
Henry Schein Inc.(a)	7,717	475,522
Humana Inc.	1,632	462,199
Laboratory Corp. of America Holdings(a)	2,902	486,259
McKesson Corp.	3,362	464,864
Quest Diagnostics Inc.	4,754	486,667
UnitedHealth Group Inc.	1,944	454,896
Universal Health Services Inc., Class B	3,267	472,343
WellCare Health Plans Inc.(a)	1,742	471,629

		7,497,277

Health Care Technology — 0.3%
Cerner Corp.	6,858	472,585
Veeva Systems Inc., Class A(a)	2,994	480,178

		952,763

Hotels, Restaurants & Leisure — 2.5%
Aramark	12,787	522,477
Carnival Corp.	10,720	472,538
Chipotle Mexican Grill Inc.(a)	587	492,152
Darden Restaurants Inc.	4,133	500,010
Domino’s Pizza Inc.	2,039	462,527
Hilton Worldwide Holdings Inc.	5,190	479,400
Las Vegas Sands Corp.	9,237	512,376
Marriott International Inc./MD, Class A	3,748	472,473
McDonald’s Corp.	2,176	474,303
MGM Resorts International	17,002	477,076
Norwegian Cruise Line Holdings Ltd.(a)	9,670	490,752
Royal Caribbean Cruises Ltd.	4,572	476,768
Starbucks Corp.	4,971	480,000
Vail Resorts Inc.	2,024	478,231
Wynn Resorts Ltd.	4,633	510,325
Yum! Brands Inc.	4,079	476,346

		7,777,754

Household Durables — 1.6%
DR Horton Inc.	10,110	500,142
Garmin Ltd.	6,185	504,511
Leggett & Platt Inc.	12,637	469,970
Lennar Corp., Class A	9,789	499,239
Mohawk Industries Inc.(a)(b)	4,300	511,227
Newell Brands Inc.	29,905	496,423
NVR Inc.(a)	136	489,464
PulteGroup Inc.	15,124	511,191
Roku Inc.(a)(b)	3,670	555,491
Whirlpool Corp.	3,677	511,434

		5,049,092

Household Products — 0.8%
Church & Dwight Co. Inc.	6,012	479,638
Clorox Co. (The)	2,993	473,373

Security	Shares	Value

Household Products (continued)
Colgate-Palmolive Co.	6,654	$493,394
Kimberly-Clark Corp.	3,410	481,185
Procter & Gamble Co. (The)	4,045	486,330

		2,413,920

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp./VA	32,152	492,890
NRG Energy Inc.	13,838	503,703
Vistra Energy Corp.	21,003	524,025

		1,520,618

Industrial Conglomerates — 0.6%
3M Co.	3,028	489,688
General Electric Co.	59,287	489,118
Honeywell International Inc.	2,927	481,843
Roper Technologies Inc.	1,360	498,793

		1,959,442

Insurance — 5.0%
Aflac Inc.	9,120	457,642
Alleghany Corp.(a)	639	478,809
Allstate Corp. (The)	4,663	477,445
American Financial Group Inc./OH	4,611	465,573
American International Group Inc.	8,836	459,825
Aon PLC	2,511	489,268
Arch Capital Group Ltd.(a)	12,205	482,097
Arthur J Gallagher & Co.	5,366	486,750
Assurant Inc.	3,924	482,652
Athene Holding Ltd., Class A(a)	12,587	489,131
Brighthouse Financial Inc.(a)	14,041	495,086
Chubb Ltd.	3,085	482,124
Cincinnati Financial Corp.	4,373	491,919
Erie Indemnity Co., Class A, NVS	2,172	476,341
Everest Re Group Ltd.	1,924	453,833
Fidelity National Financial Inc.	10,900	478,946
Globe Life Inc.(a)	5,542	494,679
Hartford Financial Services Group Inc. (The)	8,203	478,071
Lincoln National Corp.	9,186	485,756
Loews Corp.	9,806	471,374
Markel Corp.(a)	421	481,237
Marsh & McLennan Companies Inc.	4,913	490,760
MetLife Inc.	10,617	470,333
Principal Financial Group Inc.	9,101	484,355
Progressive Corp. (The)	6,164	467,231
Prudential Financial Inc.	5,930	474,934
Reinsurance Group of America Inc.	3,263	502,404
RenaissanceRe Holdings Ltd.	2,533	457,333
Travelers Companies Inc. (The)	3,262	479,383
Unum Group	18,435	468,433
Willis Towers Watson PLC	2,494	493,737
WR Berkley Corp	6,688	476,520

		15,323,981

Interactive Media & Services — 1.1%
Alphabet Inc., Class A(a)	199	236,915
Alphabet Inc., Class C, NVS(a)	208	247,125
Facebook Inc., Class A(a)	2,604	483,485
IAC/InterActiveCorp.(a)	1,938	493,492
Snap Inc., Class A, NVS(a)	29,699	470,135
TripAdvisor Inc.(a)	12,351	469,214
Twitter Inc.(a)	11,846	505,232
Zillow Group Inc., Class C, NVS(a)(b)	13,785	474,618

		3,380,216

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 1.2%
Amazon.com Inc.(a)	268	$476,046
Booking Holdings Inc.(a)	249	489,636
eBay Inc.	12,041	485,132
Expedia Group Inc.	3,745	487,224
GrubHub Inc.(a)	8,111	481,307
MercadoLibre Inc.(a)	774	460,220
Qurate Retail Inc., Series A(a)	41,151	440,727
Wayfair Inc., Class A(a)(b)	4,424	498,762

		3,819,054

IT Services — 4.6%
Accenture PLC, Class A	2,506	496,614
Akamai Technologies Inc.(a)	5,587	497,969
Alliance Data Systems Corp.(b)	3,085	379,301
Automatic Data Processing Inc.	2,877	488,630
Broadridge Financial Solutions Inc.	3,749	485,271
Cognizant Technology Solutions Corp., Class A	7,839	481,236
DXC Technology Co.	15,514	515,375
EPAM Systems Inc.(a)	2,574	492,483
Fidelity National Information Services Inc.	3,519	479,358
Fiserv Inc.(a)	4,501	481,337
FleetCor Technologies Inc.(a)	1,657	494,449
Gartner Inc.(a)	3,754	501,797
Global Payments Inc.	3,038	504,247
GoDaddy Inc., Class A(a)	7,564	479,104
International Business Machines Corp.	3,600	487,908
Jack Henry & Associates Inc.	3,346	485,036
Leidos Holdings Inc.	5,728	500,398
Mastercard Inc., Class A	1,746	491,272
MongoDB Inc.(a)(b)	3,353	510,695
Okta Inc.(a)	3,729	471,719
Paychex Inc.	5,930	484,481
PayPal Holdings Inc.(a)	4,525	493,451
Sabre Corp.	19,828	468,734
Square Inc., Class A(a)(b)	7,659	473,633
Total System Services Inc.	3,760	504,667
Twilio Inc., Class A(a)(b)	3,855	502,962
VeriSign Inc.(a)	2,335	475,990
Visa Inc., Class A	2,694	487,129
Western Union Co. (The)	22,744	503,097

		14,118,343

Leisure Products — 0.3%
Hasbro Inc.	4,198	463,753
Polaris Inc.	5,855	480,227

		943,980

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	6,824	485,255
Illumina Inc.(a)(b)	1,668	469,275
IQVIA Holdings Inc.(a)	3,121	484,223
Mettler-Toledo International Inc.(a)	721	473,545
PerkinElmer Inc.	5,888	486,938
Thermo Fisher Scientific Inc.	1,737	498,623
Waters Corp.(a)	2,348	497,518

		3,395,377

Machinery — 2.9%
Caterpillar Inc.	4,121	490,399
Cummins Inc.	3,252	485,426
Deere & Co.	3,320	514,301
Dover Corp.	5,336	500,197
Flowserve Corp.	11,400	486,552

Security	Shares	Value

Machinery (continued)
Fortive Corp.	7,054	$500,129
IDEX Corp.	2,936	483,588
Illinois Tool Works Inc.	3,239	485,396
Ingersoll-Rand PLC	4,077	493,684
Middleby Corp. (The)(a)	4,315	473,183
PACCAR Inc.	7,455	488,750
Parker-Hannifin Corp.	3,018	500,294
Pentair PLC	13,403	481,436
Snap-on Inc.	3,297	490,198
Stanley Black & Decker Inc.	3,613	480,023
WABCO Holdings Inc.(a)	3,597	480,235
Wabtec Corp.	7,622	527,519
Xylem Inc./NY	6,320	484,175

		8,845,485

Media — 2.2%
Altice USA Inc., Class A(a)	17,654	509,848
CBS Corp., Class B, NVS	10,954	460,725
Charter Communications Inc., Class A(a)(b)	1,247	510,759
Comcast Corp., Class A	11,224	496,774
Discovery Inc., Class A(a)(b)	5,647	155,857
Discovery Inc., Class C, NVS(a)	12,770	332,403
DISH Network Corp., Class A(a)	14,901	500,078
Fox Corp., Class A, NVS	9,738	323,009
Fox Corp., Class B(a)	4,754	155,931
Interpublic Group of Companies Inc. (The)	24,266	482,408
Liberty Broadband Corp., Class C, NVS(a)	4,831	509,381
Liberty Global PLC, Class A(a)	5,000	133,600
Liberty Global PLC, Class C, NVS(a)	13,398	349,956
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	4,117	166,697
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	7,797	318,196
News Corp., Class A, NVS	34,790	478,362
Omnicom Group Inc.	6,273	477,124
Sirius XM Holdings Inc.(b)	79,546	490,799

		6,851,907

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	52,824	485,452
Newmont Goldcorp Corp.	12,328	491,764
Nucor Corp.	9,954	487,547
Steel Dynamics Inc.	17,907	483,489

		1,948,252

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	29,424	437,535
Annaly Capital Management Inc.	46,755	388,066

		825,601

Multi-Utilities — 1.6%
Ameren Corp.	6,264	483,268
CenterPoint Energy Inc.	17,224	476,933
CMS Energy Corp.	7,751	488,700
Consolidated Edison Inc.	5,461	485,483
Dominion Energy Inc.	6,163	478,434
DTE Energy Co.	3,691	478,575
NiSource Inc.	16,358	483,379
Public Service Enterprise Group Inc.	8,222	497,184
Sempra Energy	3,434	486,357
WEC Energy Group Inc.	5,236	501,452

		4,859,765

Multiline Retail — 1.0%
Dollar General Corp.	3,549	553,963
Dollar Tree Inc.(a)(b)	5,099	517,702

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Kohl’s Corp.	10,727	$506,958
Macy’s Inc.	29,387	433,752
Nordstrom Inc.	18,734	542,724
Target Corp.	5,752	615,694

		3,170,793

Oil, Gas & Consumable Fuels — 4.3%
Apache Corp.	23,828	513,970
Cabot Oil & Gas Corp.	29,134	498,774
Cheniere Energy Inc.(a)	8,044	480,307
Chevron Corp.	4,060	477,943
Cimarex Energy Co.	12,334	527,648
Concho Resources Inc.(b)	6,857	501,590
ConocoPhillips	9,328	486,735
Continental Resources Inc./OK(a)(b)	16,455	480,486
Devon Energy Corp.	21,965	483,010
Diamondback Energy Inc.	4,957	486,183
EOG Resources Inc.	6,337	470,142
Exxon Mobil Corp.	7,062	483,606
Hess Corp.	7,965	501,397
Holly Frontier Corp.	10,857	481,617
Kinder Morgan Inc./DE	23,890	484,250
Marathon Oil Corp.	39,509	467,787
Marathon Petroleum Corp.	10,460	514,737
Noble Energy Inc.	22,379	505,318
Occidental Petroleum Corp.	10,803	469,714
ONEOK Inc.	6,989	498,176
Parsley Energy Inc., Class A(a)	30,677	549,425
Phillips 66	4,872	480,525
Pioneer Natural Resources Co.	3,860	476,401
Plains GP Holdings LP, Class A	21,685	475,335
Targa Resources Corp.	14,355	518,503
Valero Energy Corp.	6,190	465,983
Williams Companies Inc. (The)	20,719	488,968

		13,268,530

Personal Products — 0.3%
Coty Inc., Class A	52,707	503,352
Estee Lauder Companies Inc. (The), Class A	2,712	536,949

		1,040,301

Pharmaceuticals — 1.9%
Allergan PLC	3,009	480,597
Bristol-Myers Squibb Co.	10,380	498,967
Elanco Animal Health Inc.(a)	16,268	423,293
Eli Lilly & Co.	4,309	486,788
Jazz Pharmaceuticals PLC(a)	3,614	463,134
Johnson & Johnson	3,638	466,974
Merck & Co. Inc.	5,690	492,014
Mylan NV(a)	26,967	525,048
Nektar Therapeutics(a)(b)	26,107	458,700
Perrigo Co. PLC	10,398	486,418
Pfizer Inc.	13,773	489,630
Zoetis Inc.	3,847	486,338

		5,757,901

Professional Services — 1.3%
CoStar Group Inc.(a)	778	478,369
Equifax Inc.	3,368	493,008
IHS Markit Ltd.(a)	7,461	489,516
Manpower Group Inc.	5,690	465,101
Nielsen Holdings PLC	23,474	487,320
Robert Half International Inc.	8,849	473,156

Security	Shares	Value

Professional Services (continued)
TransUnion	5,875	$491,444
Verisk Analytics Inc.	3,061	494,474

		3,872,388

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)(b)	9,411	491,913
Jones Lang LaSalle Inc.	3,698	495,717

		987,630

Road & Rail — 1.4%
AMERCO	1,368	481,016
CSX Corp.	7,373	494,139
JB Hunt Transport Services Inc.	4,980	538,039
Kansas City Southern	4,056	510,245
Knight-Swift Transportation Holdings Inc.	14,901	508,720
Norfolk Southern Corp.	2,796	486,644
Old Dominion Freight Line Inc.	2,928	479,489
Uber Technologies Inc.(a)(b)	14,295	465,588
Union Pacific Corp.	2,924	473,571

		4,437,451

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices Inc.(a)(b)	16,006	503,389
Analog Devices Inc.	4,379	480,946
Applied Materials Inc.	10,070	483,561
Broadcom Inc.	1,768	499,707
Intel Corp.	10,391	492,637
KLA Corp.	3,597	531,996
Lam Research Corp.	2,388	502,698
Marvell Technology Group Ltd.	19,721	472,712
Maxim Integrated Products Inc.	9,052	493,696
Microchip Technology Inc.	5,469	472,139
Micron Technology Inc.(a)	11,243	508,971
NVIDIA Corp.	3,192	534,692
ON Semiconductor Corp.(a)(b)	28,150	501,070
Qorvo Inc.(a)	6,774	483,867
QUALCOMM Inc.	6,674	519,037
Skyworks Solutions Inc.	6,285	473,072
Texas Instruments Inc.	3,962	490,297
Xilinx Inc.	4,595	478,156

		8,922,643

Software — 3.6%
Adobe Inc.(a)	1,680	477,977
ANSYS Inc.(a)	2,327	480,665
Autodesk Inc.(a)	3,329	475,448
Cadence Design Systems Inc.(a)	7,000	479,360
CDK Global Inc.	10,859	468,674
Citrix Systems Inc.	5,190	482,566
DocuSign Inc.(a)	10,762	502,478
Dropbox Inc., Class A(a)	27,514	492,501
Fortinet Inc.(a)(b)	5,929	469,458
Intuit Inc.	1,773	511,262
Microsoft Corp.	3,553	489,816
Oracle Corp.	9,030	470,102
Palo Alto Networks Inc.(a)	2,213	450,611
Paycom Software Inc.(a)	2,020	505,242
PTC Inc.(a)	7,454	488,013
salesforce.com Inc.(a)	3,342	521,586
ServiceNow Inc.(a)	1,883	493,045
Splunk Inc.(a)(b)	3,844	429,836
SS&C Technologies Holdings Inc.	10,652	496,490
Symantec Corp.	20,523	477,160

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Synopsys Inc.(a)	3,731	$529,093
VMware Inc., Class A	3,336	471,844
Workday Inc., Class A(a)	2,553	452,596

		11,115,823

Specialty Retail — 2.4%
Advance Auto Parts Inc.	3,454	476,479
AutoZone Inc.(a)	439	483,642
Best Buy Co. Inc.	7,428	472,792
Burlington Stores Inc.(a)	2,817	570,414
CarMax Inc.(a)(b)	5,636	469,366
Gap Inc. (The)	30,918	488,195
Home Depot Inc. (The)	2,353	536,272
L Brands Inc.	24,119	398,205
Lowe’s Companies Inc.	5,086	570,649
O’Reilly Automotive Inc.(a)	1,265	485,457
Ross Stores Inc.	4,683	496,445
Tiffany & Co.	5,895	500,309
TJX Companies Inc. (The)	9,460	520,016
Tractor Supply Co.	4,806	489,635
Ulta Salon Cosmetics & Fragrance Inc.(a)	1,482	352,316

		7,310,192

Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	2,354	491,374
Dell Technologies Inc., Class C(a)	10,126	521,793
Hewlett Packard Enterprise Co.	37,452	517,587
HP Inc.	25,586	467,968
NetApp Inc.	10,219	491,125
Seagate Technology PLC	10,699	537,197
Western Digital Corp.	8,702	498,363
Xerox Holdings Corp.(a)	17,002	492,888

		4,018,295

Textiles, Apparel & Luxury Goods — 1.5%
Capri Holdings Ltd.(a)	17,595	464,156
Hanesbrands Inc.	36,224	494,820
Lululemon Athletica Inc.(a)	2,712	500,825
NIKE Inc., Class B	5,972	504,634
PVH Corp.	6,864	520,291
Ralph Lauren Corp.	5,583	493,202
Tapestry Inc.	24,416	504,190
Under Armour Inc., Class A(a)(b)	13,355	248,537
Under Armour Inc., Class C, NVS(a)	13,799	233,479
VF Corp.	6,129	502,272

		4,466,406

Security	Shares	Value

Tobacco — 0.3%
Altria Group Inc.	10,439	$456,602
Philip Morris International Inc.	5,621	405,218

		861,820

Trading Companies & Distributors — 0.7%
Fastenal Co.	16,219	496,626
HD Supply Holdings Inc.(a)	12,671	493,029
United Rentals Inc.(a)	4,542	511,247
WW Grainger Inc.	1,797	491,749

		1,992,651

Water Utilities — 0.2%
American Water Works Co. Inc.	3,814	485,599

Wireless Telecommunication Services — 0.3%
Sprint Corp.(a)	69,226	470,045
T-Mobile U.S. Inc.(a)	6,146	479,695

		949,740

Total Common Stocks — 99.6% (Cost: $285,158,354)		306,961,978

Short-Term Investments

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	10,638,607	10,643,927
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	619,000	619,000

		11,262,927

Total Short-Term Investments — 3.7% (Cost: $11,261,256)		11,262,927

Total Investments in Securities — 103.3% (Cost: $296,419,610)		318,224,905

Other Assets, Less Liabilities — (3.3)%		(10,134,963)

Net Assets — 100.0%		$308,089,942

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	4,597,711	6,040,896	(b)	—	10,638,607	$10,643,927	$27,992	(c)	$334	$624
BlackRock Cash Funds: Treasury, SL Agency Shares	339,808	279,192	(b)	—	619,000	619,000	6,671		—	—
BlackRock Inc.	643	622		(105)	1,160	490,170	10,824		(6,884)	(30,913)
PNC Financial Services Group Inc. (The)(d)	2,134	2,189		(516)	3,807	N/A	11,572		(4,027)	(51,311)

						$11,753,097	$57,059		$(10,577)	$(81,600)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF

Affiliates (continued)

(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	3	09/20/19	$439	$3,615
S&P MidCap 400 E-Mini	3	09/20/19	564	(295)

				$3,320

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,615

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$295

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(11,790)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,320

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$200,628

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI USA Equal Weighted ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$306,961,978	$—	$—	$306,961,978
Money Market Funds	11,262,927	—	—	11,262,927

	$318,224,905	$—	$—	$318,224,905

Derivative financial instruments(a)
Assets
Futures Contracts	$3,615	$—	$—	$3,615
Liabilities
Futures Contracts	(295)	—	—	(295)

	$3,320	$—	$—	$3,320

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	45

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,154,626,838	$329,666,663	$23,539,361	$114,373,541
Affiliated(c)	5,634,000	—	—	7,903,637
Cash	438,647	2,326,848	—	964
Foreign currency, at value(d)	18,473,146	53	111,952	96,996
Cash pledged:
Futures contracts	2,235,000	—	—	—
Receivables:
Investments sold	—	55,693	558,521	—
Securities lending income — Affiliated	—	—	—	1,882
Variation margin on futures contracts	340,402	—	—	—
Capital shares sold	—	3,590,603	31,928	—
Dividends	29,469,545	356	3,422	126,447

Total assets	8,211,217,578	335,640,216	24,245,184	122,503,467

LIABILITIES
Bank overdraft	—	—	565,835	—
Collateral on securities loaned, at value	—	—	—	7,803,612
Deferred foreign capital gain tax	—	—	—	82,689
Payables:
Investments purchased	1,232,136	5,334,656	31,928	—
Capital shares redeemed	—	—	32,036	—
Investment advisory fees	4,241,528	165,681	10,399	63,975

Total liabilities	5,473,664	5,500,337	640,198	7,950,276

NET ASSETS	$8,205,743,914	$330,139,879	$23,604,986	$114,553,191

NET ASSETS CONSIST OF:
Paid-in capital	$8,686,531,421	$472,444,724	$36,515,562	$168,567,118
Accumulated loss	(480,787,507)	(142,304,845)	(12,910,576)	(54,013,927)

NET ASSETS	$8,205,743,914	$330,139,879	$23,604,986	$114,553,191

Shares outstanding	200,550,000	9,200,000	1,900,000	2,150,000

Net asset value	$40.92	$35.88	$12.42	$53.28

Shares authorized	500 million	200 million	25 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$—	$7,682,121
(b) Investments, at cost — Unaffiliated	$5,734,837,633	$278,935,085	$21,458,267	$136,476,397
(c) Investments, at cost — Affiliated	$5,634,000	$—	$—	$7,902,432
(d) Foreign currency, at cost	$18,313,816	$53	$111,911	$96,975

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$627,209,652	$373,341,075	$313,916,501	$306,471,808
Affiliated(c)	653,000	14,665,842	37,010,582	11,753,097
Cash	—	192	—	11,981
Foreign currency, at value(d)	—	548,146	147	—
Cash pledged:
Futures contracts(e)	—	—	—	47,000
Foreign currency collateral pledged:
Futures contracts(e)	—	31,086	—	—
Receivables:
Investments sold	576,441	—	359,855	—
Securities lending income — Affiliated	—	5,118	117,844	2,653
Variation margin on futures contracts	—	9,215	—	884
Dividends	23,945	355,124	418	482,724

Total assets	628,463,038	388,955,798	351,405,347	318,770,147

LIABILITIES
Bank overdraft	522,770	—	43,157	—
Collateral on securities loaned, at value	—	14,422,100	37,000,922	10,642,750
Payables:
Investments purchased	48,828	275,139	158	—
Capital shares redeemed	—	—	—	19
Investment advisory fees	310,455	191,134	170,864	37,436

Total liabilities	882,053	14,888,373	37,215,101	10,680,205

NET ASSETS	$627,580,985	$374,067,425	$314,190,246	$308,089,942

NET ASSETS CONSIST OF:
Paid-in capital	$675,276,171	$665,483,163	$662,879,063	$293,097,147
Accumulated earnings (loss)	(47,695,186)	(291,415,738)	(348,688,817)	14,992,795

NET ASSETS	$627,580,985	$374,067,425	$314,190,246	$308,089,942

Shares outstanding	16,600,000	7,800,000	13,050,000	5,300,000

Net asset value	$37.81	$47.96	$24.08	$58.13

Shares authorized	1 billion	400 million	200 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$14,142,795	$34,045,720	$10,294,826
(b) Investments, at cost — Unaffiliated	$574,098,879	$515,311,253	$479,889,322	$284,669,675
(c) Investments, at cost — Affiliated	$653,000	$14,664,258	$37,005,641	$11,749,935
(d) Foreign currency, at cost	$—	$548,114	$147	$—
(e) Foreign currency collateral pledged, at cost	$—	$30,904	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$289,052,214	$13,273,186	$722,363	$1,906,690
Dividends — Affiliated	163,866	25,058	879	2,119
Securities lending income — Affiliated — net	—	—	48	41,834
Foreign taxes withheld	(21,665,350)	(3,799,279)	(52,065)	(445,158)

Total investment income	267,550,730	9,498,965	671,225	1,505,485

EXPENSES
Investment advisory fees	47,075,670	2,396,388	123,179	743,396
Commitment fees	—	—	68	—

Total expenses	47,075,670	2,396,388	123,247	743,396

Net investment income	220,475,060	7,102,577	547,978	762,089

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	16,323,145	(23,950,405)	(2,432,103)	3,353,095
Investments —Affiliated	—	—	—	5,126
In-kind redemptions — Unaffiliated	—	—	32,446	14,352,016
Futures contracts	(5,370,741)	—	—	—
Foreign currency transactions	(5,466,645)	(82,764)	(44,787)	(11,161)

Net realized gain (loss)	5,485,759	(24,033,169)	(2,444,444)	17,699,076

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	1,547,308,910	(51,312,418)	(131,824)	(24,639,597)
Investments — Affiliated	—	—	—	205
Futures contracts	1,841,550	—	—	—
Foreign currency translations	2,890,747	9	(22,067)	(1,760)

Net change in unrealized appreciation (depreciation)	1,552,041,207	(51,312,409)	(153,891)	(24,641,152)

Net realized and unrealized gain (loss)	1,557,526,966	(75,345,578)	(2,598,335)	(6,942,076)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,778,002,026	$(68,243,001)	$(2,050,357)	$(6,179,987)

(a) Net of foreign capital gain tax of	$—	$—	$—	$42,915
(b) Net of deferred foreign capital gain tax of	$—	$—	$—	$51,375

See notes to financial statements.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$45,386,774	$15,946,560	$14,106,823	$4,181,565
Dividends — Affiliated	38,399	7,264	8,404	29,067
Securities lending income — Affiliated — net	—	46,937	1,240,985	27,992
Foreign taxes withheld	(4,696,516)	(2,269,689)	(1,944,640)	(459)

Total investment income	40,728,657	13,731,072	13,411,572	4,238,165

EXPENSES
Investment advisory fees	3,327,060	2,622,277	2,610,331	358,105

Total expenses	3,327,060	2,622,277	2,610,331	358,105

Net investment income	37,401,597	11,108,795	10,801,241	3,880,060

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(19,501,230)	(26,733,065)	(123,082,213)	(4,714,435)
Investments — Affiliated	—	4,244	(3,101)	(16,643)
In-kind redemptions — Unaffiliated	7,545,339	18,575,633	56,455,087	8,025,666
In-kind redemptions — Affiliated	—	—	—	6,066
Futures contracts	—	(5,838)	—	(11,790)
Foreign currency transactions	(437,307)	23,535	182,834	(6)

Net realized gain (loss)	(12,393,198)	(8,135,491)	(66,447,393)	3,288,858

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	93,343,639	(46,657,257)	155,583,272	(3,047,214)
Investments — Affiliated	—	1,584	879	(81,600)
Futures contracts	—	(2,257)	—	3,320
Foreign currency translations	(76)	30,565	5,546	—

Net change in unrealized appreciation (depreciation)	93,343,563	(46,627,365)	155,589,697	(3,125,494)

Net realized and unrealized gain (loss)	80,950,365	(54,762,856)	89,142,304	163,364

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,351,962	$(43,654,061)	$99,943,545	$4,043,424

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$220,475,060	$215,074,597	$7,102,577	$7,512,011
Net realized gain (loss)	5,485,759	(317,730,471)	(24,033,169)	29,985,852
Net change in unrealized appreciation (depreciation)	1,552,041,207	(1,355,630,047)	(51,312,409)	(56,500,492)

Net increase (decrease) in net assets resulting from operations	1,778,002,026	(1,458,285,921)	(68,243,001)	(19,002,629)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(220,258,100)	(186,603,443)	(7,045,063)	(7,431,414)
Return of capital	—	—	(197,183)	(465,343)

Decrease in net assets resulting from distributions to shareholders	(220,258,100)	(186,603,443)	(7,242,246)	(7,896,757)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,146,968,776	818,001,540	12,273,938	(47,394,474)

NET ASSETS(b)
Total increase (decrease) in net assets	2,704,712,702	(826,887,824)	(63,211,309)	(74,293,860)
Beginning of year	5,501,031,212	6,327,919,036	393,351,188	467,645,048

End of year	$8,205,743,914	$5,501,031,212	$330,139,879	$393,351,188

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Colombia ETF		iShares MSCI Israel ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$547,978	$462,142	$762,089	$1,215,568
Net realized gain (loss)	(2,444,444)	(150,451)	17,699,076	3,243,415
Net change in unrealized appreciation (depreciation)	(153,891)	(1,227,252)	(24,641,152)	15,413,516

Net increase (decrease) in net assets resulting from operations	(2,050,357)	(915,561)	(6,179,987)	19,872,499

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(580,532)	(365,825)	(616,740)	(2,219,395)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	401,594	4,521,784	(385,452)	14,930,276

NET ASSETS(b)
Total increase (decrease) in net assets	(2,229,295)	3,240,398	(7,182,179)	32,583,380
Beginning of year	25,834,281	22,593,883	121,735,370	89,151,990

End of year	$23,604,986	$25,834,281	$114,553,191	$121,735,370

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	iShares MSCI Russia ETF		iShares MSCI South Africa ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,401,597	$21,439,425	$11,108,795	$9,864,282
Net realized gain (loss)	(12,393,198)	49,219,605	(8,135,491)	(17,918,274)
Net change in unrealized appreciation (depreciation)	93,343,563	(37,535,134)	(46,627,365)	(35,884,667)

Net increase (decrease) in net assets resulting from operations	118,351,962	33,123,896	(43,654,061)	(43,938,659)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(32,427,517)	(20,645,275)	(18,209,216)	(9,978,039)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	62,796,717	(63,695,247)	62,816,771	7,443,919

NET ASSETS(b)
Total increase (decrease) in net assets	148,721,162	(51,216,626)	953,494	(46,472,779)
Beginning of year	478,859,823	530,076,449	373,113,931	419,586,710

End of year	$627,580,985	$478,859,823	$374,067,425	$373,113,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,801,241	$9,347,813	$3,880,060	$2,628,092
Net realized gain (loss)	(66,447,393)	(19,295,791)	3,288,858	9,677,841
Net change in unrealized appreciation (depreciation)	155,589,697	(211,430,501)	(3,125,494)	11,921,504

Net increase (decrease) in net assets resulting from operations	99,943,545	(221,378,479)	4,043,424	24,227,437

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(10,891,206)	(8,942,652)	(4,050,996)	(2,338,579)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(161,658,897)	192,391,352	115,277,153	34,986,308

NET ASSETS(b)
Total increase (decrease) in net assets	(72,606,558)	(37,929,779)	115,269,581	56,875,166
Beginning of year	386,796,804	424,726,583	192,820,361	135,945,195

End of year	$314,190,246	$386,796,804	$308,089,942	$192,820,361

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights (For a share outstanding throughout each period)

	iShares MSCI Brazil ETF
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	08/31/19		08/31/18		08/31/17		08/31/16		08/31/15

Net asset value, beginning of year	$32.03		$40.06		$33.52		$24.71		$53.61

Net investment income(a)	1.12		1.14		0.76		0.63		1.00
Net realized and unrealized gain (loss)(b)	8.88		(8.22)		6.45		8.62		(28.87)

Net increase (decrease) from investment operations	10.00		(7.08)		7.21		9.25		(27.87)

Distributions(c)
From net investment income	(1.11)		(0.95)		(0.67)		(0.44)		(1.03)

Total distributions	(1.11)		(0.95)		(0.67)		(0.44)		(1.03)

Net asset value, end of year	$40.92		$32.03		$40.06		$33.52		$24.71

Total Return
Based on net asset value	31.36%		(17.87)%		22.03%		38.22%		(52.49)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.63%		0.62%

Net investment income	2.75%		2.86%		2.10%		2.41%		2.73%

Supplemental Data
Net assets, end of year (000)	$8,205,744		$5,501,031		$6,327,919		$3,899,630		$1,989,135

Portfolio turnover rate(d)	16	%(e)	30	%(e)	20	%(e)	18	%(e)	63	%(e)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	10%		13%		13%		4%		48%

See notes to financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Chile ETF
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	08/31/19		08/31/18		08/31/17		08/31/16		08/31/15

Net asset value, beginning of year	$43.71		$47.96		$36.77		$34.75		$43.52

Net investment income(a)	0.74		0.78		0.69		0.78		0.66
Net realized and unrealized gain (loss)(b)	(7.76)		(4.06)		11.21		2.03		(8.81)

Net increase (decrease) from investment operations	(7.02)		(3.28)		11.90		2.81		(8.15)

Distributions(c)
From net investment income	(0.79)		(0.92)		(0.67)		(0.75)		(0.62)
Return of capital	(0.02)		(0.05)		(0.04)		(0.04)		—

Total distributions	(0.81)		(0.97)		(0.71)		(0.79)		(0.62)

Net asset value, end of year	$35.88		$43.71		$47.96		$36.77		$34.75

Total Return
Based on net asset value	(16.22)%		(7.03)%		32.65%		8.17%		(18.85)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.64%		0.62%

Net investment income	1.74%		1.55%		1.68%		2.20%		1.64%

Supplemental Data
Net assets, end of year (000)	$330,140		$393,351		$467,645		$327,244		$234,536

Portfolio turnover rate(d)	75	%(e)	54	%(e)	54	%(e)	73	%(e)	71	%(e)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	12%		11%		8%		11%		10%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Colombia ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$13.96	$14.58	$13.18	$11.88	$28.22

Net investment income(a)	0.35	0.30	0.23	0.25	0.46	(b)
Net realized and unrealized gain (loss)(c)	(1.50)	(0.70)	1.34	1.23	(16.34)

Net increase (decrease) from investment operations	(1.15)	(0.40)	1.57	1.48	(15.88)

Distributions(d)
From net investment income	(0.39)	(0.22)	(0.17)	(0.18)	(0.45)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.39)	(0.22)	(0.17)	(0.18)	(0.46)

Net asset value, end of year	$12.42	$13.96	$14.58	$13.18	$11.88

Total Return
Based on net asset value	(8.18)%	(2.69)%	12.05%	12.49%	(56.73)%

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.61%	0.61%	0.61%

Net investment income	2.71%	2.01%	1.72%	2.16%	2.60	%(b)

Supplemental Data
Net assets, end of year (000)	$23,605	$25,834	$22,594	$17,136	$14,251

Portfolio turnover rate(e)	88%	26%	14%	68%	86%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from Ecopetrol SA. Excluding such special distribution, the net investment income would have been $0.33 per share and 1.87% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Israel ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$56.62	$48.19	$49.36	$50.51	$50.69

Net investment income(a)	0.33	0.59	0.62	0.71	1.23
Net realized and unrealized gain (loss)(b)	(3.42)	8.88	(0.98)	(0.87)	(0.34)

Net increase (decrease) from investment operations	(3.09)	9.47	(0.36)	(0.16)	0.89

Distributions(c)
From net investment income	(0.25)	(1.04)	(0.81)	(0.99)	(1.07)

Total distributions	(0.25)	(1.04)	(0.81)	(0.99)	(1.07)

Net asset value, end of year	$53.28	$56.62	$48.19	$49.36	$50.51

Total Return
Based on net asset value	(5.45)%	19.91%	(0.77)%	(0.23)%	1.80%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	0.60%	1.15%	1.25%	1.46%	2.45%

Supplemental Data
Net assets, end of year (000)	$114,553	$121,735	$89,152	$93,793	$126,285

Portfolio turnover rate(d)	17%	6%	28%	46%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Russia ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)

Net asset value, beginning of year	$32.47	$32.13	$27.92	$25.03	$36.68

Net investment income(b)	2.33	1.21	1.14	1.06	0.94
Net realized and unrealized gain (loss)(c)	5.04	0.22	4.07	2.65	(11.27)

Net increase (decrease) from investment operations	7.37	1.43	5.21	3.71	(10.33)

Distributions(d)
From net investment income	(2.03)	(1.09)	(1.00)	(0.82)	(1.32)

Total distributions	(2.03)	(1.09)	(1.00)	(0.82)	(1.32)

Net asset value, end of year	$37.81	$32.47	$32.13	$27.92	$25.03

Total Return
Based on net asset value	23.64%	4.37%	18.73%	15.62%	(27.57)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	6.60%	3.50%	4.27%	4.17%	3.33%

Supplemental Data
Net assets, end of year (000)	$627,581	$478,860	$530,076	$319,629	$210,912

Portfolio turnover rate(e)	18%	32%	18%	23%	19%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$54.87	$62.62	$52.78	$57.44	$70.77

Net investment income(a)	1.31	1.41	1.07	1.02	1.28
Net realized and unrealized gain (loss)(b)	(5.84)	(7.69)	9.79	(3.24)	(13.24)

Net increase (decrease) from investment operations	(4.53)	(6.28)	10.86	(2.22)	(11.96)

Distributions(c)
From net investment income	(2.38)	(1.47)	(1.02)	(2.44)	(1.37)

Total distributions	(2.38)	(1.47)	(1.02)	(2.44)	(1.37)

Net asset value, end of year	$47.96	$54.87	$62.62	$52.78	$57.44

Total Return
Based on net asset value	(8.45)%	(10.20)%	20.91%	(3.64)%	(17.07)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	2.48%	2.20%	1.91%	1.96%	1.94%

Supplemental Data
Net assets, end of year (000)	$374,067	$373,114	$419,587	$406,443	$373,346

Portfolio turnover rate(d)	12%	15%	13%	12%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$20.09	$46.17	$38.16	$38.27	$55.72

Net investment income(a)	0.60	1.01	0.97	0.96	1.13	(b)
Net realized and unrealized gain (loss)(c)	4.06	(26.05)	8.12	(0.17)	(17.49)

Net increase (decrease) from investment operations	4.66	(25.04)	9.09	0.79	(16.36)

Distributions(d)
From net investment income	(0.67)	(1.04)	(1.08)	(0.90)	(1.09)

Total distributions	(0.67)	(1.04)	(1.08)	(0.90)	(1.09)

Net asset value, end of year	$24.08	$20.09	$46.17	$38.16	$38.27

Total Return
Based on net asset value	23.38%	(54.97)%	24.23%	1.98%	(29.69)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	2.43%	2.76%	2.58%	2.45%	2.31	%(b)

Supplemental Data
Net assets, end of year (000)	$314,190	$386,797	$424,727	$368,225	$371,225

Portfolio turnover rate(e)	20%	7%	6%	6%	6%

(a)	Based on average shares outstanding.
(b)

Includes a one-time special distribution from Turkcell Iletisim Hizmetleri AS. Excluding such special distribution, the net investment income would have been $0.76 per share and 1.55% of average net assets.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$59.33	$51.30	$46.05	$42.51	$43.08

Net investment income(a)	0.92	0.98	0.85	0.77	0.80
Net realized and unrealized gain (loss)(b)	(1.11)	7.94	5.18	3.63	(0.57)

Net increase (decrease) from investment operations	(0.19)	8.92	6.03	4.40	0.23

Distributions(c)
From net investment income	(1.01)	(0.89)	(0.78)	(0.86)	(0.80)

Total distributions	(1.01)	(0.89)	(0.78)	(0.86)	(0.80)

Net asset value, end of year	$58.13	$59.33	$51.30	$46.05	$42.51

Total Return
Based on net asset value	(0.23)%	17.55%	13.22%	10.54%	0.48%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.63%	1.76%	1.72%	1.79%	1.82%

Supplemental Data
Net assets, end of year (000)	$308,090	$192,820	$135,945	$73,673	$44,632

Portfolio turnover rate(d)	24%	23%	27%	28%	39%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Colombia	Non-diversified
MSCI Israel	Non-diversified
MSCI Russia	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Israel
BofA Securities, Inc.	$2,407,298	$2,407,298		$—	$—
JPMorgan Securities LLC	2,152,708	2,152,708		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,122,115	3,122,115		—	—

	$7,682,121	$7,682,121		$—	$—

MSCI South Africa
Citigroup Global Markets Inc.	$14,142,795	$14,142,795		$—	$—

MSCI Turkey
BofA Securities, Inc.	$105,601	$105,601		$—	$—
Citigroup Global Markets Inc.	1,447,217	1,447,217		—	—
Credit Suisse Securities (USA) LLC	1,751,058	1,751,058		—	—
Deutsche Bank Securities Inc.	15,887,215	15,887,215		—	—
Goldman Sachs & Co.	4,440,485	4,440,485		—	—
HSBC Bank PLC	946,346	946,346		—	—
JPMorgan Securities LLC	8,277,396	8,277,396		—	—
Morgan Stanley & Co. LLC	920,929	920,929		—	—
UBS AG	269,473	269,473		—	—

	$34,045,720	$34,045,720		$—	$—

MSCI USA Equal Weighted
Barclays Bank PLC	$1,803,635	$1,803,635		$—	$—
Barclays Capital Inc.	474,833	474,833		—	—
BNP Paribas Prime Brokerage International Ltd.	362,989	362,989		—	—
BofA Securities, Inc.	1,059,054	1,059,054		—	—
Citigroup Global Markets Inc.	662,070	662,070		—	—
Credit Suisse AG Dublin Branch	413,005	413,005		—	—
Credit Suisse Securities (USA) LLC	324,852	324,852		—	—
Deutsche Bank Securities Inc.	18,274	18,274		—	—
Goldman Sachs & Co.	1,587,953	1,587,953		—	—
HSBC Bank PLC	719,066	719,066		—	—
ING Financial Markets LLC	566,876	566,876		—	—
Jefferies LLC	130,752	130,752		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,708,407	1,708,407		—	—
State Street Bank & Trust Company	316,385	316,385		—	—
Virtu Americas LLC	146,675	146,675		—	—

	$10,294,826	$10,294,826		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile, iShares MSCI Israel, iShares MSCI Russia, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia	0.61%
MSCI USA Equal Weighted	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

Prior to January 1, 2019, each Group 1 Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Colombia	$8
MSCI Israel	13,344
MSCI South Africa	14,581
MSCI Turkey	254,170
MSCI USA Equal Weighted	11,353

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Israel	$578,152	$1,890,563	$35,732
MSCI Russia	7,144,819	886,771	(31,847)
MSCI USA Equal Weighted	20,251,893	19,609,960	(1,355,916)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil	$2,398,431,962	$1,251,268,671
MSCI Chile	313,569,176	301,801,916
MSCI Colombia	18,376,977	18,054,444
MSCI Israel	21,341,912	22,944,899
MSCI Russia	122,334,495	100,995,948
MSCI South Africa	61,558,035	51,662,743
MSCI Turkey	88,820,082	93,554,260
MSCI USA Equal Weighted	59,299,757	57,428,018

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia	$726,406	$662,095
MSCI Israel	48,065,095	46,646,668
MSCI Russia	76,071,309	30,519,681
MSCI South Africa	437,713,903	384,813,443
MSCI Turkey	151,347,358	312,086,655
MSCI USA Equal Weighted	137,113,943	22,629,607

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Chile	$(976,991)	$976,991
MSCI Colombia	23,323	(23,323)
MSCI Israel	6,317,705	(6,317,705)
MSCI Russia	5,884,577	(5,884,577)
MSCI South Africa	(509,434)	509,434
MSCI Turkey	15,568,868	(15,568,868)
MSCI USA Equal Weighted	7,904,613	(7,904,613)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Brazil
Ordinary income	$220,258,100	$186,603,443

MSCI Chile
Ordinary income	$7,045,063	$7,431,414
Return of capital	197,183	465,343

	$7,242,246	$7,896,757

MSCI Colombia
Ordinary income	$580,532	$365,825

MSCI Israel
Ordinary income	$616,740	$2,219,395

MSCI Russia
Ordinary income	$32,427,517	$20,645,275

MSCI South Africa
Ordinary income	$18,209,216	$9,978,039

MSCI Turkey
Ordinary income	$10,891,206	$8,942,652

MSCI USA Equal Weighted
Ordinary income	$4,050,996	$2,338,579

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	Total
MSCI Brazil	$52,582,351	$(2,428,319,347)	$1,894,949,489	$—	$(480,787,507)
MSCI Chile	—	(138,772,701)	(3,455,108)	(77,036)	(142,304,845)
MSCI Colombia	23,610	(11,656,921)	(1,277,265)	—	(12,910,576)
MSCI Israel	1,375,090	(28,754,391)	(26,634,626)	—	(54,013,927)
MSCI Russia	20,994,090	(89,746,813)	21,057,537	—	(47,695,186)
MSCI South Africa	942,846	(122,895,248)	(169,463,336)	—	(291,415,738)
MSCI Turkey	1,863,025	(151,898,678)	(198,653,164)	—	(348,688,817)
MSCI USA Equal Weighted	687,554	(2,269,871)	16,575,112	—	14,992,795

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Brazil	$19,865,910
MSCI Israel	4,649,507

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil.	$6,263,813,665	$2,075,757,577	$(179,310,404)	$1,896,447,173
MSCI Chile	333,121,771	5,056,498	(8,511,606)	(3,455,108)
MSCI Colombia	24,816,742	2,649,929	(3,927,310)	(1,277,381)
MSCI Israel	148,829,089	17,959,586	(44,511,497)	(26,551,911)
MSCI Russia	606,804,791	62,875,164	(41,817,303)	21,057,861
MSCI South Africa	557,469,219	12,033,064	(181,497,623)	(169,464,559)
MSCI Turkey	549,579,280	4,186,668	(202,838,865)	(198,652,197)
MSCI USA Equal Weighted	301,649,793	33,662,278	(17,087,166)	16,575,112

9.	LINE OF CREDIT

The iShares MSCI Colombia ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

The Funds did not borrow under the credit agreement during the year ended August 31, 2019.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which can consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, and may negatively impact a fund. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil
Shares sold	39,900,000	$1,597,335,848	51,100,000	$2,106,146,096
Shares redeemed	(11,100,000)	(450,367,072)	(37,300,000)	(1,288,144,556)

Net increase	28,800,000	$1,146,968,776	13,800,000	$818,001,540

MSCI Chile
Shares sold	6,150,000	$266,264,905	4,200,000	$204,165,240
Shares redeemed	(5,950,000)	(253,990,967)	(4,950,000)	(251,559,714)

Net increase (decrease)	200,000	$12,273,938	(750,000)	$(47,394,474)

MSCI Colombia
Shares sold	1,050,000	$13,424,743	400,000	$6,036,941
Shares redeemed	(1,000,000)	(13,023,149)	(100,000)	(1,515,157)

Net increase	50,000	$401,594	300,000	$4,521,784

MSCI Israel
Shares sold	900,000	$48,475,728	600,000	$30,421,376
Shares redeemed	(900,000)	(48,861,180)	(300,000)	(15,491,100)

Net increase (decrease)	—	$(385,452)	300,000	$14,930,276

MSCI Russia
Shares sold	3,000,000	$102,646,729	6,800,000	$228,623,987
Shares redeemed	(1,150,000)	(39,850,012)	(8,550,000)	(292,319,234)

Net increase (decrease)	1,850,000	$62,796,717	(1,750,000)	$(63,695,247)

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI South Africa
Shares sold	8,400,000	$448,398,024	3,500,000	$223,536,185
Shares redeemed	(7,400,000)	(385,581,253)	(3,400,000)	(216,092,266)

Net increase	1,000,000	$62,816,771	100,000	$7,443,919

MSCI Turkey
Shares sold	6,500,000	$152,434,904	13,950,000	$339,600,282
Shares redeemed	(12,700,000)	(314,093,801)	(3,900,000)	(147,208,930)

Net increase (decrease)	(6,200,000)	$(161,658,897)	10,050,000	$192,391,352

MSCI USA Equal Weighted
Shares sold	2,450,000	$138,103,245	1,400,000	$78,296,192
Shares redeemed	(400,000)	(22,826,092)	(800,000)	(43,309,884)

Net increase	2,050,000	$115,277,153	600,000	$34,986,308

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Return of capital
MSCI Brazil	$186,603,443	$—
MSCI Chile	7,431,414	465,343
MSCI Colombia	365,825	—
MSCI Israel	2,219,395	—
MSCI Russia	20,645,275	—
MSCI South Africa	9,978,039	—
MSCI Turkey	8,942,652	—
MSCI USA Equal Weighted	2,338,579	—

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Brazil	$50,812,884
MSCI Chile	(51,786)
MSCI Colombia	100,951
MSCI Israel	(519,165)
MSCI Russia	13,405,253
MSCI South Africa	504,766
MSCI Turkey	167,417
MSCI USA Equal Weighted	692,087

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (eight of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI USA Equal Weighted	92.93%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Colombia	$41,918
MSCI Israel	1,641,347
MSCI Russia	41,517,356
MSCI South Africa	22,133,604
MSCI Turkey	13,607,910
MSCI USA Equal Weighted	4,045,753

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil	$289,020,834	$18,796,273
MSCI Chile	13,273,167	3,922,666
MSCI Colombia	722,365	50,265
MSCI Israel	1,908,271	452,902
MSCI Russia	45,408,112	4,696,525
MSCI South Africa	23,329,923	2,214,391
MSCI Turkey	14,104,636	1,944,956

IMPORTANT TAX INFORMATION	73

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Israel ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Colombia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting;

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administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Russia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the

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Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI USA Equal Weighted ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil	$1.105574	$—	$—	$1.105574	100%	—%	—%	100%
MSCI Colombia	0.393168	—	—	0.393168	100	—	—	100
MSCI Israel(a)	0.243621	—	0.002752	0.246373	99	—	1	100
MSCI Russia	2.026721	—	—	2.026721	100	—	—	100
MSCI South Africa	2.381908	—	—	2.381908	100	—	—	100
MSCI Turkey	0.668173	—	—	0.668173	100	—	—	100
MSCI USA Equal Weighted(a)	0.965545	—	0.045159	1.010704	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Brazil ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	56	4.05
Greater than 0.5% and Less than 1.0%	186	13.46
Greater than 0.0% and Less than 0.5%	409	29.59
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	410	29.67
Less than –0.5% and Greater than –1.0%	193	13.97
Less than –1.0% and Greater than –1.5%	56	4.05
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI Chile ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	35	2.53
Greater than 0.5% and Less than 1.0%	149	10.78
Greater than 0.0% and Less than 0.5%	451	32.64
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	463	33.51
Less than –0.5% and Greater than –1.0%	183	13.24
Less than –1.0% and Greater than –1.5%	53	3.84
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information  (unaudited) (continued)

iShares MSCI Colombia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	41	2.97
Greater than 1.0% and Less than 1.5%	107	7.75
Greater than 0.5% and Less than 1.0%	283	20.48
Greater than 0.0% and Less than 0.5%	364	26.35
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	306	22.14
Less than –0.5% and Greater than –1.0%	166	12.00
Less than –1.0% and Greater than –1.5%	66	4.78
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	2	0.14

	1,382	100.00%

iShares MSCI Israel ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	102	7.38
Greater than 0.0% and Less than 0.5%	565	40.89
At NAV	19	1.37
Less than 0.0% and Greater than –0.5%	535	38.72
Less than –0.5% and Greater than –1.0%	97	7.02
Less than –1.0% and Greater than –1.5%	29	2.10
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Russia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	15	1.09
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	219	15.85
Greater than 0.0% and Less than 0.5%	380	27.51
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	306	22.14
Less than –0.5% and Greater than –1.0%	158	11.43
Less than –1.0% and Greater than –1.5%	93	6.74
Less than –1.5% and Greater than –2.0%	33	2.39
Less than –2.0% and Greater than –2.5%	18	1.30
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

iShares MSCI South Africa ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	36	2.60
Greater than 1.0% and Less than 1.5%	89	6.44
Greater than 0.5% and Less than 1.0%	241	17.44
Greater than 0.0% and Less than 0.5%	364	26.35
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	316	22.87
Less than –0.5% and Greater than –1.0%	164	11.87
Less than –1.0% and Greater than –1.5%	76	5.50
Less than –1.5% and Greater than –2.0%	29	2.10
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information  (unaudited) (continued)

iShares MSCI Turkey ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	28	2.03
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	209	15.12
Greater than 0.0% and Less than 0.5%	422	30.54
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	358	25.91
Less than –0.5% and Greater than –1.0%	138	9.99
Less than –1.0% and Greater than –1.5%	76	5.50
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

iShares MSCI USA Equal Weighted ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	761	55.06%
At NAV	155	11.22
Less than 0.0% and Greater than –0.5%	466	33.72

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Brazil ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending December 31, 2018 was USD 821.81 thousand. This figure is comprised of fixed remuneration of USD 355.14 thousand and variable remuneration of USD 466.66 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 114.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 14.96 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending December 31, 2018 was USD 21.09 thousand. This figure is comprised of fixed remuneration of USD 9.12 thousand and variable remuneration of USD 11.98 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 2.93 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.38 thousand.

SUPPLEMENTAL INFORMATION	87

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	89

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	91

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶ iShares MSCI Australia ETF | EWA | NYSE Arca

▶ iShares MSCI Canada ETF | EWC | NYSE Arca

▶ iShares MSCI Japan ETF | EWJ | NYSE Arca

▶ iShares MSCI Mexico ETF | EWW | NYSE Arca

▶ iShares MSCI South Korea ETF | EWY | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCIAustralia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.75%	0.43%	5.57%	1.75%	2.19%	71.88%
Fund Market	2.03	0.42	5.57	2.03	2.14	71.91
Index	2.16	0.80	5.98	2.16	4.06	78.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,036.20	$2.57		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Australian equities advanced modestly for the reporting period, amid slowing economic growth, which reached its lowest level in a decade. Contracting manufacturing production led to lower business inventories as economic expansion moderated. On the consumer side, slowing household consumption and lower retail sales also limited growth. Nevertheless, equity market returns were helped by rising prices of Australia’s top export, iron ore, along with government stimulus measures such as tax cuts, infrastructure spending, and lower interest rates.

The materials sector was the leading contributor to the Index’s return. Metals and mining stocks rose alongside iron ore prices, which were driven higher by a global production disruption following dam collapses in Brazil. A cyclone in Australia also reduced production of iron ore, exacerbating the global shortage, while Chinese stockpiles of the steelmaking metal declined to their lowest level in two years. Advancing gold prices similarly supported Australian gold mining stocks.

The industrials and real estate sectors contributed modestly to the Index’s return. Transportation stocks buoyed the industrial sector’s performance, benefiting from lower borrowing costs, gains from expansion, and increasing traffic on private toll roads. The real estate sector advanced amid strong demand for industrial and office space, which bolstered real estate investment trusts (“REITs”). REITs also benefited from attractive dividend yields as compared to Australian bonds, whose yields dipped to their lowest level in three years.

On the downside, the energy and financials sectors detracted from the Index’s return. The energy sector struggled amid lower oil and natural gas prices and weaker production volumes due to unexpected maintenance. Declines in diversified financial services companies drove performance in the financials sector, as higher costs related to regulatory misconduct led to losses. Lower interest rates also weighed on the industry’s profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	37.8%
Materials	16.5
Health Care	10.2
Real Estate	8.0
Industrials	6.3
Consumer Staples	5.8
Consumer Discretionary	5.7
Energy	5.5
Utilities	2.0
Communication Services	1.7
Information Technology	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Commonwealth Bank of Australia	9.9%
CSL Ltd.	7.7
BHP Group Ltd.	7.6
Westpac Banking Corp.	6.9
National Australia Bank Ltd.	5.4
Australia & New Zealand Banking Group Ltd.	5.4
Woolworths Group Ltd.	3.4
Wesfarmers Ltd.	3.1
Macquarie Group Ltd.	2.8
Transurban Group	2.8

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.56%	(0.94)%	3.90%	0.56%	(4.61)%	46.64%
Fund Market	0.32	(0.94)	3.84	0.32	(4.63)	45.78
Index	0.64	(0.78)	4.11	0.64	(3.82)	49.54

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,023.20	$2.55		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Canadian stocks rose slightly for the reporting period, a volatile time for equities. The country’s economic growth rate slowed in 2018 but remained positive, reflecting lower consumer spending, which drove approximately 58% of economic growth in 2018. The manufacturing sector’s growth rate also slowed, contracting outright for several months in 2019. Energy prices declined, reducing the appeal of energy sector investments, an important component of Canada’s economy. Economic growth ultimately improved by the second quarter of 2019, driven by a sharp increase in export activity. The labor market remained healthy, and inflation held steady at 2% at the end of the reporting period, meeting the Bank of Canada’s target.

The information technology sector contributed the most to the Index’s return. Information technology services stocks were the leading source of strength, benefiting as a growing number of companies used their services to facilitate a move toward online business and order fulfillment. The materials sector was also a notable contributor, as earnings for metals and mining companies increased along with prices for gold and other precious metals.

On the downside, the energy sector detracted the most from the Index’s performance. Oil and gas exploration and production stocks weakened as oil prices declined. The sector was also pressured after the government of a major oil-producing province curtailed production to address oversupply. Limited pipeline capacity and the mandated production cuts resulted in a significant reduction in capital spending and hiring among Canada’s oil and gas companies. The financials sector was another source of weakness, as lower interest rates reduced banks’ net interest margins, the difference between what banks charge for lending and what they earn on deposits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	38.1%
Energy	18.3
Materials	10.9
Industrials	9.4
Information Technology	6.4
Consumer Staples	4.8
Consumer Discretionary	4.6
Communication Services	3.1
Utilities	2.7
Health Care	1.0
Real Estate	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Royal Bank of Canada	7.8%
Toronto-Dominion Bank (The)	7.2
Enbridge Inc.	4.6
Bank of Nova Scotia (The)	4.5
Canadian National Railway Co.	4.4
Suncor Energy Inc.	3.4
TC Energy Corp.	3.3
Bank of Montreal	3.2
Brookfield Asset Management Inc., Class A	3.1
Canadian Pacific Railway Ltd.	2.5

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.96)%	4.26%	4.45%	(5.96)%	23.17%	54.51%
Fund Market	(5.78)	4.27	4.46	(5.78)	23.23	54.73
Index	(5.61)	4.63	4.91	(5.61)	25.38	61.47

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,005.00	$2.53		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan declined during the reporting period amid slowing global economic growth and escalating trade tensions. Japan’s economy, which relies heavily on exports, was negatively affected by reduced trade as a result of the U.S.-China trade dispute, which led to disruptions in Asian supply chains. Government-imposed restrictions on certain exports to South Korea following a diplomatic dispute also added to uncertainty surrounding trade. Nevertheless, the domestic economy posted steady gains and unemployment declined to its lowest level in over 26 years.

The financials sector was the leading detractor from the Index’s return. Large multinationals and smaller regional banks struggled amid historically low interest rates, which pressured lending margins. Rising bad-loan provisions and lower demand for services from the country’s aging and shrinking population further constrained the banking industry’s returns.

The consumer discretionary sector was also a meaningful detractor. Trade disruptions were particularly damaging to automobile and auto component manufacturers, the main drivers of the sector’s return. Automobile manufacturers weakened amid multiple months of declining car exports and lower global car sales, particularly in China, Japan’s largest trading partner. Similarly, weaker demand for car parts from China constrained returns of auto parts and component companies.

The industrials and materials sectors were also notable detractors. Capital goods companies sharply reduced production output as industrial machinery orders decreased. Demand from China for factory automation equipment was particularly weak due to the negative effects of trade tensions. The materials sector performance was driven primarily by chemicals companies, whose stocks declined due to sharply lower prices and slowing growth in demand for basic chemicals from China. Steel producers detracted modestly, as lower demand for steel in Asia pressured the industry and iron ore prices rose in response to global production disruptions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	20.7%
Consumer Discretionary	18.7
Information Technology	11.2
Financials	10.5
Health Care	9.3
Communication Services	9.0
Consumer Staples	8.3
Materials	5.3
Real Estate	4.4
Utilities	1.8
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Toyota Motor Corp.	4.6%
SoftBank Group Corp.	2.3
Sony Corp.	2.2
Mitsubishi UFJ Financial Group Inc.	1.8
Keyence Corp.	1.7
Takeda Pharmaceutical Co. Ltd.	1.5
KDDI Corp.	1.4
Sumitomo Mitsui Financial Group Inc.	1.3
Nintendo Co. Ltd.	1.3
Honda Motor Co. Ltd.	1.2

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(15.23)%	(8.32)%	1.54%	(15.23)%	(35.24)%	16.55%
Fund Market	(15.11)	(8.37)	1.58	(15.11)	(35.42)	17.02
Index	(14.94)	(8.06)	1.44	(14.94)	(34.31)	15.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$970.40	$2.48		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexican stocks declined sharply for the reporting period amid trade disruptions and policy shifts from a new governing party. Renegotiation of the North American Free Trade Agreement added uncertainty to the business environment, and the successor pact negotiated between Mexico, Canada, and the U.S. faced opposition in the U.S. Congress. A threat from the U.S. to unilaterally impose escalating tariffs on all Mexican goods further weighed on stocks, although the U.S. dropped the plan following concessions from Mexico. The new government, less market-oriented than previous administrations, proposed new policies that pressured stocks, including the cancellation of a major airport project.

The materials sector was the largest detractor from the Index’s return, driven by declines in the construction materials industry. Slowing global growth reduced demand for construction materials, and a spike in the price of a key input to cement manufacturing constrained profit margins in the industry. Sales to countries other than the U.S. were particularly impacted by a deterioration in industrial activity and global trade tensions. The communication services sector was another significant detractor, driven by declines from cable and satellite providers. Sharply lower advertising revenues weighed on profits, caused in part by the new government’s reduced advertising purchases in keeping with its pledge to rein in spending. The slowing Mexican economy was another factor, and advertising spending from the private sector was also down.

The financials and industrials sectors also detracted meaningfully from the Index’s performance. Bank stocks struggled amid weakening domestic economic conditions, increased competition from financial technology companies, and a move by the government to eliminate certain corporate tax exemptions. Within the industrials sector, industrial conglomerates came under pressure amid lower demand from the auto industry and higher financing costs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	30.4%
Communication Services	20.0
Financials	16.2
Materials	11.5
Industrials	10.9
Real Estate	6.7
Consumer Discretionary	2.1
Utilities	1.6
Health Care	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
America Movil SAB de CV, Series L	15.4%
Fomento Economico Mexicano SAB de CV	10.9
Wal-Mart de Mexico SAB de CV	9.0
Grupo Financiero Banorte SAB de CV, Class O	8.3
Grupo Mexico SAB de CV, Series B	4.4
Cemex SAB de CV	3.8
Fibra Uno Administracion SA de CV	2.9
Grupo Televisa SAB	2.9
Grupo Aeroportuario del Pacifico SAB de CV, Series B	2.4
Kimberly-Clark de Mexico SAB de CV, Class A	2.2

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(20.08)%	(2.55)%	3.80%	(20.08)%	(12.10)%	45.23%
Fund Market	(19.68)	(2.57)	3.88	(19.68)	(12.19)	46.30
Index	(19.86)	(2.15)	4.35	(19.86)	(10.30)	53.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$844.40	$2.70		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

South Korean stocks declined sharply for the reporting period, as trade disputes weighed on the export-reliant economy, which posted its slowest first-half growth since the 2008 financial crisis. Tensions between China and the U.S., South Korea’s two largest trading partners, and Japanese export restrictions weighed on returns. Exports slowed and disappointing corporate earnings further pressured equities, while slow hiring and rising household debt constrained consumer spending.

South Korea’s information technology sector detracted the most from the Index’s return, due to trade tensions, concerns about a global slowdown, and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan’s restrictions on exports of key chipmaking components created supply chain disruptions. Meanwhile, the trade dispute with the U.S. led to slower growth in China, the export destination for nearly two-thirds of South Korea’s semiconductors.

South Korean healthcare stocks detracted from the Index’s performance, as increased competition and rising costs of bringing drugs to market weighed on the pharmaceuticals, biotechnology, and life sciences industry. Multiple failed clinical trials and lost drug licenses also drove declines.

Amid growth- and trade-related concerns, the financials sector weighed on the Index’s return, as bank stocks declined despite strong earnings. The Bank of Korea’s unexpected interest rate cut and accommodative stance helped weaken the South Korean won amid foreign outflows from the sector.

The materials and industrials sectors also weighed on the Index’s performance. Within materials, metals and mining stocks detracted from the Index’s performance due to slowing steel demand and higher raw material costs, while exports slowed in the chemicals industry. Industrial conglomerates also declined amid decreased profits and trade-related uncertainties.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	32.8%
Consumer Discretionary	13.1
Financials	12.9
Industrials	10.8
Materials	7.6
Communication Services	7.4
Consumer Staples	6.6
Health Care	5.1
Energy	2.5
Utilities	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Samsung Electronics Co. Ltd.	22.2%
SK Hynix Inc.	6.0
NAVER Corp.	2.9
Hyundai Motor Co.	2.8
Shinhan Financial Group Co. Ltd.	2.6
Hyundai Mobis Co. Ltd.	2.4
POSCO	2.3
KB Financial Group Inc.	2.2
LG Chem Ltd.	2.2
Celltrion Inc.	2.0

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 27.9%
Australia & New Zealand Banking Group Ltd.	4,118,457	$74,198,433
Bank of Queensland Ltd.	583,080	3,602,436
Bendigo & Adelaide Bank Ltd.	715,070	5,386,283
Commonwealth Bank of Australia	2,572,908	137,032,925
National Australia Bank Ltd.	4,084,237	75,288,011
Westpac Banking Corp.	5,010,952	95,274,361

		390,782,449

Beverages — 1.3%
Coca-Cola Amatil Ltd.	733,786	5,374,001
Treasury Wine Estates Ltd.	1,042,480	13,162,431

		18,536,432

Biotechnology — 7.6%
CSL Ltd.	658,567	106,876,315

Capital Markets — 4.4%
ASX Ltd.	281,866	16,390,892
Macquarie Group Ltd.	470,021	39,217,238
Magellan Financial Group Ltd.	178,922	6,116,641

		61,724,771

Chemicals — 0.9%
Incitec Pivot Ltd.	2,325,537	5,029,526
Orica Ltd.	554,092	8,037,569

		13,067,095

Commercial Services & Supplies — 1.3%
Brambles Ltd.	2,315,882	17,631,679

Construction & Engineering — 0.2%
CIMIC Group Ltd.	140,816	2,941,118

Construction Materials — 1.0%
Boral Ltd.	1,709,835	4,896,006
James Hardie Industries PLC	640,588	9,732,494

		14,628,500

Diversified Financial Services — 0.7%
AMP Ltd.	4,873,707	5,565,804
Challenger Ltd.	796,712	3,601,826

		9,167,630

Diversified Telecommunication Services — 1.3%
Telstra Corp. Ltd.	6,043,207	15,146,393
TPG Telecom Ltd.	535,697	2,403,766

		17,550,159

Electric Utilities — 0.2%
AusNet Services	2,644,328	3,206,909

Energy Equipment & Services — 0.3%
WorleyParsons Ltd.	488,627	4,046,021

Equity Real Estate Investment Trusts (REITs) — 7.2%
BGP Holdings PLC(a)(b)	18,888,372	208
Dexus	1,589,993	13,819,226
Goodman Group	2,372,603	23,210,820
GPT Group (The)	2,808,163	12,089,879
Mirvac Group	5,697,622	12,245,686
Scentre Group	7,724,345	21,025,282
Stockland	3,466,387	10,556,362
Vicinity Centres	4,664,971	8,140,433

		101,087,896

Security	Shares	Value
Food & Staples Retailing — 4.4%
Coles Group Ltd.	1,645,940	$15,347,897
Woolworths Group Ltd.	1,829,406	46,553,880

		61,901,777

Gas Utilities — 0.9%
APA Group	1,711,683	12,697,244

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	83,699	12,293,500

Health Care Providers & Services — 1.6%
Ramsay Health Care Ltd.	206,293	9,123,298
Sonic Healthcare Ltd.	652,970	12,956,190

		22,079,488

Hotels, Restaurants & Leisure — 2.4%
Aristocrat Leisure Ltd.	834,653	16,729,837
Crown Resorts Ltd.	539,044	4,361,803
Flight Centre Travel Group Ltd.	81,487	2,553,486
Tabcorp Holdings Ltd.	2,939,519	9,328,160

		32,973,286

Insurance — 4.4%
Insurance Australia Group Ltd.	3,357,362	18,231,903
Medibank Pvt Ltd.	4,016,351	9,849,900
QBE Insurance Group Ltd.	1,920,908	16,216,474
Suncorp Group Ltd.	1,886,783	17,555,550

		61,853,827

Interactive Media & Services — 0.4%
REA Group Ltd.	76,901	5,414,877

IT Services — 0.5%
Computershare Ltd.	712,645	7,384,624

Metals & Mining — 14.3%
Alumina Ltd.	3,571,532	5,221,714
BHP Group Ltd.	4,281,395	104,681,771
BlueScope Steel Ltd.	760,090	6,396,262
Fortescue Metals Group Ltd.	2,006,746	10,816,361
Newcrest Mining Ltd.	1,116,778	27,839,881
Rio Tinto Ltd.	539,507	31,834,704
South32 Ltd.	7,313,481	13,008,489

		199,799,182

Multi-Utilities — 0.9%
AGL Energy Ltd.	951,008	12,148,462

Multiline Retail — 3.3%
Harvey Norman Holdings Ltd.	774,510	2,285,598
Wesfarmers Ltd.	1,647,805	43,409,159

		45,694,757

Oil, Gas & Consumable Fuels — 5.2%
Caltex Australia Ltd.	364,163	5,878,702
Oil Search Ltd.	1,999,813	8,946,564
Origin Energy Ltd.	2,565,916	13,190,637
Santos Ltd.	2,567,391	12,471,712
Washington H Soul Pattinson & Co. Ltd.	172,445	2,427,101
Woodside Petroleum Ltd.	1,361,312	29,469,121

		72,383,837

Professional Services — 0.5%
Seek Ltd.	486,481	6,663,495

Real Estate Management & Development — 0.7%
Lendlease Group	822,301	9,451,672

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Road & Rail — 0.8%
Aurizon Holdings Ltd.	2,902,339	$11,556,715

Transportation Infrastructure — 3.4%
Sydney Airport	1,612,908	9,160,854
Transurban Group	3,887,756	39,159,667

		48,320,521

Total Common Stocks — 98.9% (Cost: $1,604,692,649)		1,383,864,238

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	603,000	603,000

Total Short-Term Investments — 0.0% (Cost: $603,000)		603,000

Total Investments in Securities — 98.9% (Cost: $1,605,295,649)		1,384,467,238

Other Assets, Less Liabilities — 1.1%		15,122,964

Net Assets — 100.0%		$1,399,590,202

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	5,082,269	(5,082,269)	—	$—	$30,501	(b)	$1,577		$(1,144)
BlackRock Cash Funds: Treasury, SL Agency Shares	358,813	244,187	603,000	603,000	27,322		—		—

				$603,000	$57,823		$1,577		$(1,144)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	143	09/19/19	$15,827	$106,896

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$106,896

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$102,603

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(73,539)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,115,348

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,383,864,030	$—	$208	$1,383,864,238
Money Market Funds	603,000	—	—	603,000

	$1,384,467,030	$—	$208	$1,384,467,238

Derivative financial instruments(a)
Assets
Futures Contracts	$106,896	$—	$—	$106,896

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments August 31, 2019	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.7%
Bombardier Inc., Class B(a)	4,040,993	$5,230,665
CAE Inc.	511,447	13,413,552

		18,644,217

Airlines — 0.1%
Air Canada(a)	100,499	3,384,505

Auto Components — 1.2%
Magna International Inc.	635,107	31,860,500

Banks — 26.3%
Bank of Montreal	1,217,092	83,588,061
Bank of Nova Scotia (The)	2,224,635	118,531,124
Canadian Imperial Bank of Commerce	828,921	64,333,702
National Bank of Canada	646,867	30,435,073
Royal Bank of Canada	2,708,852	203,000,814
Toronto-Dominion Bank (The)	3,451,035	187,511,083

		687,399,857

Capital Markets — 3.6%
Brookfield Asset Management Inc., Class A	1,585,324	81,914,770
CI Financial Corp.	525,129	7,540,233
IGM Financial Inc.	163,510	4,424,909

		93,879,912

Chemicals — 2.4%
Methanex Corp.	128,774	4,182,635
Nutrien Ltd.	1,165,167	58,793,233

		62,975,868

Construction & Engineering — 0.6%
SNC-Lavalin Group Inc.	335,395	4,141,957
WSP Global Inc.	198,541	10,769,743

		14,911,700

Containers & Packaging — 0.5%
CCL Industries Inc., Class B, NVS	282,504	12,826,209

Diversified Financial Services — 0.4%
Onex Corp.	164,608	9,689,673

Diversified Telecommunication Services — 1.0%
BCE Inc.	291,030	13,798,081
TELUS Corp.	372,501	13,520,261

		27,318,342

Electric Utilities — 1.9%
Emera Inc.	138,619	6,017,116
Fortis Inc./Canada	797,054	32,972,651
Hydro One Ltd.(b)	624,199	11,593,341

		50,583,108

Equity Real Estate Investment Trusts (REITs) — 0.5%
H&R Real Estate Investment Trust	278,060	4,735,474
RioCan REIT	303,806	6,054,171
SmartCentres Real Estate Investment Trust	131,668	3,137,123

		13,926,768

Food & Staples Retailing — 4.3%
Alimentation Couche-Tard Inc., Class B	816,396	51,485,539
Empire Co. Ltd., Class A, NVS	334,101	9,235,047
George Weston Ltd.	146,689	11,941,112
Loblaw Companies Ltd.	364,306	19,978,159
Metro Inc.	462,777	19,673,595

		112,313,452

Security	Shares	Value
Food Products — 0.5%
Saputo Inc.	440,624	$13,270,449

Gas Utilities — 0.3%
AltaGas Ltd.	512,886	6,978,461

Hotels, Restaurants & Leisure — 1.5%
Restaurant Brands International Inc.	439,046	34,497,888
Stars Group Inc. (The)(a)(c)	234,030	3,562,934

		38,060,822

Insurance — 7.7%
Fairfax Financial Holdings Ltd.	52,896	23,615,707
Great-West Lifeco Inc.	532,797	11,379,274
IA Financial Corp Inc.(a)	204,907	8,538,306
Intact Financial Corp.	264,084	25,859,881
Manulife Financial Corp.	3,742,184	62,210,148
Power Corp. of Canada	569,977	12,040,378
Power Financial Corp.	509,299	10,881,245
Sun Life Financial Inc.	1,153,733	47,380,501

		201,905,440

IT Services — 3.9%
CGI Inc.(a)	482,645	37,927,296
Shopify Inc., Class A(a)(c)	165,812	63,991,353

		101,918,649

Media — 0.7%
Quebecor Inc., Class B	141,940	3,203,477
Shaw Communications Inc., Class B, NVS	861,427	16,401,342

		19,604,819

Metals & Mining — 7.8%
Agnico Eagle Mines Ltd.	442,164	27,698,473
Barrick Gold Corp.	3,301,359	64,124,079
First Quantum Minerals Ltd.	1,317,794	8,092,413
Franco-Nevada Corp.	351,725	34,426,064
Kinross Gold Corp.(a)	2,389,005	11,901,876
Kirkland Lake Gold Ltd.	203,095	9,894,920
Lundin Mining Corp.	1,272,613	6,081,497
Teck Resources Ltd., Class B	974,315	16,622,307
Wheaton Precious Metals Corp.	841,064	24,786,323

		203,627,952

Multi-Utilities — 0.5%
Atco Ltd./Canada, Class I, NVS	147,584	5,284,502
Canadian Utilities Ltd., Class A, NVS	248,284	7,184,317

		12,468,819

Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A, NVS	119,904	12,134,776
Dollarama Inc.	593,000	22,737,319

		34,872,095

Oil, Gas & Consumable Fuels — 18.2%
Cameco Corp.	759,651	6,677,245
Canadian Natural Resources Ltd.	2,298,927	55,033,766
Cenovus Energy Inc.	1,988,574	17,389,547
Enbridge Inc.	3,614,791	121,136,848
Encana Corp.(c)	2,885,590	12,812,297
Husky Energy Inc.	671,463	4,492,253
Imperial Oil Ltd.	554,487	13,632,669
Inter Pipeline Ltd.	728,004	13,302,180
Keyera Corp.	391,575	9,468,170
Pembina Pipeline Corp.	950,574	34,866,780
PrairieSky Royalty Ltd.	408,630	5,187,830
Suncor Energy Inc.	3,050,074	89,381,308

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	1,662,256	$85,339,482
Tourmaline Oil Corp.	498,382	4,733,279
Vermilion Energy Inc.	280,675	4,002,703

		477,456,357

Paper & Forest Products — 0.2%
West Fraser Timber Co. Ltd.	117,262	4,138,763

Pharmaceuticals — 1.0%
Aurora Cannabis Inc.(a)(c)	667,536	3,687,323
Bausch Health Companies Inc.(a)	598,530	12,778,670
Canopy Growth Corp.(a)(c)	257,088	6,086,686
Cronos Group Inc.(a)(c)	259,867	2,872,852

		25,425,531

Professional Services — 1.0%
Thomson Reuters Corp.	387,828	26,702,576

Real Estate Management & Development — 0.2%
First Capital Realty Inc.	325,087	5,426,272

Road & Rail — 6.9%
Canadian National Railway Co.	1,257,696	116,039,682
Canadian Pacific Railway Ltd.	272,316	65,695,620

		181,735,302

Software — 2.4%
BlackBerry Ltd.(a)	983,150	6,762,486
Constellation Software Inc./Canada	38,128	37,207,224
Open Text Corp.	505,271	19,807,018

		63,776,728

Textiles, Apparel & Luxury Goods — 0.6%
Gildan Activewear Inc.	418,085	15,357,261

Security	Shares	Value
Wireless Telecommunication Services — 1.3%
Rogers Communications Inc., Class B, NVS	684,635	$33,958,679

Total Common Stocks — 99.5% (Cost: $3,003,458,599)		2,606,399,086

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	52,307,444	52,333,598
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	986,000	986,000

		53,319,598

Total Short-Term Investments — 2.1% (Cost: $53,307,778)		53,319,598

Total Investments in Securities — 101.6% (Cost: $3,056,766,377)		2,659,718,684

Other Assets, Less Liabilities — (1.6)%		(41,132,352)

Net Assets — 100.0%		$2,618,586,332

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,326,671	38,980,773	52,307,444	$52,333,598	$1,365,085	(b)	$(2,356)	$10,416
BlackRock Cash Funds: Treasury, SL Agency Shares	840,722	145,278	986,000	986,000	36,492		—	—

				$53,319,598	$1,401,577		$(2,356)	$10,416

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	79	09/19/19	$11,670	$68,962

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$68,962

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$147,642

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$57,064

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,284,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,606,399,086	$—	$—	$2,606,399,086
Money Market Funds	53,319,598	—	—	53,319,598

	$2,659,718,684	$—	$—	$2,659,718,684

Derivative financial instruments(a)
Assets
Futures Contracts	$68,962	$—	$—	$68,962

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Air Freight & Logistics — 0.3%
SG Holdings Co. Ltd.	532,700	$14,267,899
Yamato Holdings Co. Ltd.	1,141,700	19,780,360

		34,048,259

Airlines — 0.2%
ANA Holdings Inc.	426,600	14,597,119
Japan Airlines Co. Ltd.	427,400	13,364,177

		27,961,296

Auto Components — 2.4%
Aisin Seiki Co. Ltd.	601,500	17,850,346
Bridgestone Corp.	2,115,000	80,758,349
Denso Corp.	1,604,100	67,370,840
Koito Manufacturing Co. Ltd.	386,300	18,160,413
NGK Spark Plug Co. Ltd.	580,800	10,035,208
Stanley Electric Co. Ltd.	487,300	12,124,540
Sumitomo Electric Industries Ltd.	2,786,600	32,842,212
Sumitomo Rubber Industries Ltd.	633,800	7,159,322
Toyoda Gosei Co. Ltd.	241,500	4,498,050
Toyota Industries Corp.	542,200	29,831,344
Yokohama Rubber Co. Ltd. (The)	441,400	8,495,739

		289,126,363

Automobiles — 7.7%
Honda Motor Co. Ltd.	6,036,800	143,519,382
Isuzu Motors Ltd.	2,044,800	22,018,997
Mazda Motor Corp.	2,108,400	17,722,120
Mitsubishi Motors Corp.	2,477,500	10,363,277
Nissan Motor Co. Ltd.	8,594,100	53,145,859
Subaru Corp.	2,278,700	61,097,369
Suzuki Motor Corp.	1,363,800	52,652,997
Toyota Motor Corp.	8,458,000	554,596,825
Yamaha Motor Co. Ltd.	1,033,900	16,928,901

		932,045,727

Banks — 5.6%
Aozora Bank Ltd.	438,700	10,146,578
Bank of Kyoto Ltd. (The)	198,200	7,123,586
Chiba Bank Ltd. (The)	2,078,800	10,379,801
Concordia Financial Group Ltd.	3,965,400	13,635,791
Fukuoka Financial Group Inc.	638,000	10,987,460
Japan Post Bank Co. Ltd.	1,498,900	13,669,369
Mebuki Financial Group Inc.	3,271,480	7,304,543
Mitsubishi UFJ Financial Group Inc.	45,545,880	219,008,122
Mizuho Financial Group Inc.	89,312,680	130,167,899
Resona Holdings Inc.	7,732,700	30,378,594
Seven Bank Ltd.	2,207,000	5,780,263
Shinsei Bank Ltd.	719,400	9,854,516
Shizuoka Bank Ltd. (The)	1,704,300	11,528,451
Sumitomo Mitsui Financial Group Inc.	4,922,100	161,558,212
Sumitomo Mitsui Trust Holdings Inc.	1,228,832	40,195,061

		681,718,246

Beverages — 1.3%
Asahi Group Holdings Ltd.	1,342,800	62,696,470
Coca-Cola Bottlers Japan Holdings Inc.	458,100	9,969,485
Kirin Holdings Co. Ltd.	3,046,400	60,227,711
Suntory Beverage & Food Ltd.	516,300	22,277,583

		155,171,249

Biotechnology — 0.1%
PeptiDream Inc.(a)(b)	344,500	18,077,771

Security	Shares	Value
Building Products — 1.4%
AGC Inc./Japan	675,800	$19,514,127
Daikin Industries Ltd.	922,800	114,366,518
LIXIL Group Corp.	984,100	16,141,298
TOTO Ltd.	525,700	19,042,974

		169,064,917

Capital Markets — 1.0%
Daiwa Securities Group Inc.	5,652,500	24,379,052
Japan Exchange Group Inc.	1,883,900	29,852,747
Nomura Holdings Inc.	12,286,800	49,554,657
SBI Holdings Inc./Japan	876,910	17,555,549

		121,342,005

Chemicals — 4.0%
Air Water Inc.	553,500	9,412,290
Asahi Kasei Corp.	4,674,400	42,329,203
Daicel Corp.	964,800	7,462,441
Hitachi Chemical Co. Ltd.	385,200	12,048,273
JSR Corp.	712,000	11,658,166
Kaneka Corp.	180,400	5,413,105
Kansai Paint Co. Ltd.	656,400	13,672,810
Kuraray Co. Ltd.	1,179,800	13,471,361
Mitsubishi Chemical Holdings Corp.	4,746,400	32,607,046
Mitsubishi Gas Chemical Co. Inc.	603,600	7,267,425
Mitsui Chemicals Inc.	680,000	14,548,778
Nippon Paint Holdings Co. Ltd.	542,500	25,707,994
Nissan Chemical Corp.	470,200	19,911,903
Nitto Denko Corp.	578,800	26,970,133
Shin-Etsu Chemical Co. Ltd.	1,345,700	135,844,133
Showa Denko KK	499,000	12,890,461
Sumitomo Chemical Co. Ltd.	5,507,200	24,125,941
Taiyo Nippon Sanso Corp.	481,400	9,551,353
Teijin Ltd.	661,200	11,897,800
Toray Industries Inc.	5,135,400	36,653,437
Tosoh Corp.	964,400	12,392,874

		485,836,927

Commercial Services & Supplies — 1.0%
Dai Nippon Printing Co. Ltd.	898,100	19,451,994
Park24 Co. Ltd.	430,500	8,837,529
Secom Co. Ltd.	777,800	66,418,382
Sohgo Security Services Co. Ltd.	263,700	13,316,049
Toppan Printing Co. Ltd.	1,037,100	16,541,620

		124,565,574

Construction & Engineering — 0.8%
JGC Corp.	817,200	9,508,145
Kajima Corp.	1,665,700	20,290,641
Obayashi Corp.	2,408,500	22,214,155
Shimizu Corp.	2,186,000	18,246,700
Taisei Corp.	748,200	26,503,670

		96,763,311

Construction Materials — 0.1%
Taiheiyo Cement Corp.	447,000	11,294,493

Consumer Finance — 0.1%
Acom Co. Ltd.	1,484,900	5,246,008
AEON Financial Service Co. Ltd.	414,570	6,077,261
Credit Saison Co. Ltd.	578,900	6,446,463

		17,769,732

Containers & Packaging — 0.1%
Toyo Seikan Group Holdings Ltd.	524,800	7,653,591

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Diversified Consumer Services — 0.1%
Benesse Holdings Inc.	262,800	$6,729,383

Diversified Financial Services — 0.7%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,491,100	8,063,417
ORIX Corp.	4,904,100	72,490,771
Tokyo Century Corp.	157,900	6,366,876

		86,921,064

Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	2,382,900	114,402,547

Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	2,388,600	35,251,231
Chugoku Electric Power Co. Inc. (The)	1,029,800	13,165,374
Kansai Electric Power Co. Inc. (The)	2,605,100	31,721,624
Kyushu Electric Power Co. Inc.	1,409,400	13,928,688
Tohoku Electric Power Co. Inc.	1,585,300	15,861,214
Tokyo Electric Power Co. Holdings Inc.(a)	5,655,100	26,958,223

		136,886,354

Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	469,400	13,399,425
Mitsubishi Electric Corp.	6,757,900	81,716,187
Nidec Corp.	827,100	107,960,531

		203,076,143

Electronic Equipment, Instruments & Components — 5.6%
Alps Alpine Co. Ltd.	769,300	13,444,359
Hamamatsu Photonics KK	521,400	18,027,585
Hirose Electric Co. Ltd.	120,758	13,731,679
Hitachi High-Technologies Corp.	253,500	13,708,512
Hitachi Ltd.	3,579,100	122,366,140
Keyence Corp.	338,152	200,384,010
Kyocera Corp.	1,188,300	70,696,825
Murata Manufacturing Co. Ltd.	2,127,300	89,364,838
Nippon Electric Glass Co. Ltd.	292,500	6,076,240
Omron Corp.	713,200	35,342,522
Shimadzu Corp.	824,700	20,527,179
TDK Corp.	480,500	38,296,952
Yaskawa Electric Corp.	887,900	29,862,952
Yokogawa Electric Corp.	845,500	15,373,451

		687,203,244

Entertainment — 1.8%
Konami Holdings Corp.	345,300	15,663,663
Nexon Co. Ltd.(a)	1,820,300	24,506,182
Nintendo Co. Ltd.	414,700	157,409,798
Toho Co. Ltd./Tokyo	419,500	17,804,395

		215,384,038

Equity Real Estate Investment Trusts (REITs) — 1.5%
Daiwa House REIT Investment Corp.	6,875	18,161,477
Japan Prime Realty Investment Corp.	2,894	13,223,327
Japan Real Estate Investment Corp.	4,873	32,457,591
Japan Retail Fund Investment Corp.	9,727	19,482,408
Nippon Building Fund Inc.	4,964	36,477,648
Nippon Prologis REIT Inc.	7,353	19,936,817
Nomura Real Estate Master Fund Inc.	15,161	26,495,506
United Urban Investment Corp.	10,747	20,168,660

		186,403,434

Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	2,422,000	42,988,817
FamilyMart UNY Holdings Co. Ltd.	940,000	21,696,736
Lawson Inc.	186,800	9,274,445

Security	Shares	Value
Food & Staples Retailing (continued)
Seven & i Holdings Co. Ltd.	2,789,180	$98,722,966
Sundrug Co. Ltd.	266,000	8,282,350
Tsuruha Holdings Inc.	136,700	14,913,430
Welcia Holdings Co. Ltd.	173,500	9,071,788

		204,950,532

Food Products — 1.5%
Ajinomoto Co. Inc.	1,626,400	29,679,559
Calbee Inc.	299,000	9,126,760
Kikkoman Corp.	538,200	24,236,620
MEIJI Holdings Co. Ltd.	423,156	29,420,993
NH Foods Ltd.	318,600	12,246,342
Nisshin Seifun Group Inc.	730,875	13,757,485
Nissin Foods Holdings Co. Ltd.	233,800	16,233,511
Toyo Suisan Kaisha Ltd.	328,800	13,397,334
Yakult Honsha Co. Ltd.	443,200	25,553,573
Yamazaki Baking Co. Ltd.	450,500	7,834,783

		181,486,960

Gas Utilities — 0.6%
Osaka Gas Co. Ltd.	1,389,800	24,903,666
Toho Gas Co. Ltd.	276,300	10,737,552
Tokyo Gas Co. Ltd.	1,423,300	36,009,912

		71,651,130

Health Care Equipment & Supplies — 2.4%
Asahi Intecc Co. Ltd.(b)	721,900	16,145,750
Hoya Corp.	1,413,100	115,143,454
Olympus Corp.	4,314,000	50,559,291
Sysmex Corp.	620,000	39,614,113
Terumo Corp.	2,390,300	69,516,756

		290,979,364

Health Care Providers & Services — 0.4%
Alfresa Holdings Corp.	695,500	15,758,420
Medipal Holdings Corp.	678,400	14,425,068
Suzuken Co. Ltd./Aichi Japan	266,940	14,359,860

		44,543,348

Health Care Technology — 0.3%
M3 Inc.	1,634,400	34,722,050

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Holdings Co. Japan Ltd.	245,600	11,534,373
Oriental Land Co. Ltd./Japan	740,500	107,923,454

		119,457,827

Household Durables — 3.6%
Casio Computer Co. Ltd.	716,600	10,011,944
Iida Group Holdings Co. Ltd.	546,680	8,518,618
Nikon Corp.	1,185,100	14,681,864
Panasonic Corp.	8,173,615	63,151,177
Rinnai Corp.	123,800	7,779,415
Sekisui Chemical Co. Ltd.	1,370,800	19,771,961
Sekisui House Ltd.	2,303,600	40,919,853
Sharp Corp./Japan(b)	789,300	8,149,916
Sony Corp.	4,706,200	267,886,951

		440,871,699

Household Products — 0.6%
Lion Corp.	829,500	16,137,524
Pigeon Corp.(b)	428,100	15,568,006
Unicharm Corp.	1,494,100	45,958,232

		77,663,762

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	541,900	$12,569,201

Industrial Conglomerates — 0.6%
Keihan Holdings Co. Ltd.	356,400	14,941,637
Toshiba Corp.	1,912,300	59,452,541

		74,394,178

Insurance — 3.0%
Dai-ichi Life Holdings Inc.	3,992,200	54,460,461
Japan Post Holdings Co. Ltd.	5,831,500	53,071,073
MS&AD Insurance Group Holdings Inc.	1,756,940	55,896,993
Sompo Holdings Inc.	1,244,650	49,764,893
Sony Financial Holdings Inc.	564,600	13,053,167
T&D Holdings Inc.	2,063,900	20,114,980
Tokio Marine Holdings Inc.	2,367,000	122,023,873

		368,385,440

Interactive Media & Services — 0.4%
Kakaku.com Inc.	506,200	12,690,171
LINE Corp.(a)(b)	221,800	7,794,187
Yahoo Japan Corp.	9,864,900	24,721,498

		45,205,856

Internet & Direct Marketing Retail — 0.4%
Mercari Inc.(a)(b)	273,800	6,410,034
Rakuten Inc.	3,189,500	30,078,567
ZOZO Inc.(b)	751,500	15,023,628

		51,512,229

IT Services — 1.4%
Fujitsu Ltd.	727,900	56,252,897
GMO Payment Gateway Inc.(b)	151,648	11,758,095
Itochu Techno-Solutions Corp.	357,400	9,858,846
Nomura Research Institute Ltd.	1,255,412	24,991,149
NTT Data Corp.	2,333,200	30,136,297
Obic Co. Ltd.	238,900	27,345,942
Otsuka Corp.	385,000	14,308,964

		174,652,190

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	739,698	43,554,689
Sankyo Co. Ltd.	166,900	5,778,487
Sega Sammy Holdings Inc.	641,500	8,799,510
Shimano Inc.	274,500	39,489,519
Yamaha Corp.	531,400	22,954,157

		120,576,362

Machinery — 5.0%
Amada Holdings Co. Ltd.	1,262,000	13,161,562
Daifuku Co. Ltd.	374,900	17,730,444
FANUC Corp.	717,300	124,714,037
Hino Motors Ltd.	1,066,600	8,400,561
Hitachi Construction Machinery Co. Ltd.	397,900	8,509,426
Hoshizaki Corp.	201,600	14,510,566
IHI Corp.	543,600	10,595,962
JTEKT Corp.	762,800	8,278,728
Kawasaki Heavy Industries Ltd.	524,900	10,300,690
Komatsu Ltd.	3,419,600	72,712,207
Kubota Corp.	3,878,900	55,728,697
Kurita Water Industries Ltd.	367,800	9,573,992
Makita Corp.	828,600	24,394,696
MINEBEA MITSUMI Inc.	1,346,000	20,809,138
MISUMI Group Inc.	1,050,100	23,822,514
Mitsubishi Heavy Industries Ltd.	1,186,500	44,622,997
Nabtesco Corp.	417,700	12,021,984

Security	Shares	Value
Machinery (continued)
NGK Insulators Ltd.	971,900	$13,056,945
NSK Ltd.	1,326,500	10,647,492
SMC Corp./Japan	212,800	80,472,863
Sumitomo Heavy Industries Ltd.	409,100	11,774,464
THK Co. Ltd.	446,800	10,388,642

		606,228,607

Marine — 0.1%
Mitsui OSK Lines Ltd.	426,100	10,043,829
Nippon Yusen KK	563,500	8,419,718

		18,463,547

Media — 0.5%
CyberAgent Inc.	375,400	16,940,657
Dentsu Inc.	801,500	27,410,099
Hakuhodo DY Holdings Inc.	860,300	12,716,668

		57,067,424

Metals & Mining — 1.0%
Hitachi Metals Ltd.	794,700	8,565,046
JFE Holdings Inc.	1,820,250	21,324,423
Kobe Steel Ltd.	1,137,300	5,935,882
Maruichi Steel Tube Ltd.	210,300	5,119,555
Mitsubishi Materials Corp.	414,300	10,050,615
Nippon Steel Corp.	2,990,770	41,869,935
Sumitomo Metal Mining Co. Ltd.	861,000	24,265,688

		117,131,144

Multiline Retail — 0.6%
Isetan Mitsukoshi Holdings Ltd.	1,244,660	9,439,458
J Front Retailing Co. Ltd.	850,600	9,632,307
Marui Group Co. Ltd.	705,100	14,049,522
Pan Pacific International Holdings Corp.	1,639,200	25,650,866
Ryohin Keikaku Co. Ltd.	875,000	15,093,740

		73,865,893

Oil, Gas & Consumable Fuels — 0.8%
Idemitsu Kosan Co. Ltd.	726,529	19,541,573
Inpex Corp.	3,790,700	32,819,759
JXTG Holdings Inc.	11,909,295	49,266,300

		101,627,632

Paper & Forest Products — 0.1%
Oji Holdings Corp.	3,187,700	14,865,622

Personal Products — 2.4%
Kao Corp.	1,809,600	130,829,247
Kobayashi Pharmaceutical Co. Ltd.	181,900	13,641,001
Kose Corp.	123,300	21,199,538
Pola Orbis Holdings Inc.	340,800	8,110,234
Shiseido Co. Ltd.	1,480,800	121,231,824

		295,011,844

Pharmaceuticals — 6.1%
Astellas Pharma Inc.	6,964,850	96,587,302
Chugai Pharmaceutical Co. Ltd.	828,100	59,292,100
Daiichi Sankyo Co. Ltd.	2,100,169	138,857,092
Eisai Co. Ltd.	933,800	47,769,881
Hisamitsu Pharmaceutical Co. Inc.	195,400	7,915,776
Kyowa Kirin Co. Ltd.	898,400	16,462,273
Mitsubishi Tanabe Pharma Corp.	833,900	9,223,219
Ono Pharmaceutical Co. Ltd.	1,406,700	26,008,279
Otsuka Holdings Co. Ltd.	1,445,200	59,485,410
Santen Pharmaceutical Co. Ltd.	1,357,600	23,802,286
Shionogi & Co. Ltd.	996,400	53,459,871

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Sumitomo Dainippon Pharma Co. Ltd.	587,400	$10,270,992
Taisho Pharmaceutical Holdings Co. Ltd.	133,400	9,300,108
Takeda Pharmaceutical Co. Ltd.	5,504,400	186,167,940

		744,602,529

Professional Services — 1.2%
Persol Holdings Co. Ltd.	657,200	13,355,131
Recruit Holdings Co. Ltd.	4,396,300	133,324,129

		146,679,260

Real Estate Management & Development — 2.9%
Aeon Mall Co. Ltd.	380,400	5,988,491
Daito Trust Construction Co. Ltd.	265,200	34,179,057
Daiwa House Industry Co. Ltd.	2,096,800	65,820,694
Hulic Co. Ltd.	983,700	9,397,257
Mitsubishi Estate Co. Ltd.	4,378,300	83,899,027
Mitsui Fudosan Co. Ltd.	3,303,900	79,247,533
Nomura Real Estate Holdings Inc.	463,300	9,829,494
Sumitomo Realty & Development Co. Ltd.	1,234,400	46,459,353
Tokyu Fudosan Holdings Corp.	2,262,800	14,048,567

		348,869,473

Road & Rail — 4.4%
Central Japan Railway Co.	533,100	105,545,212
East Japan Railway Co.	1,130,200	107,701,474
Hankyu Hanshin Holdings Inc.	846,700	32,106,717
Keikyu Corp.	817,000	14,993,792
Keio Corp.	380,100	23,777,512
Keisei Electric Railway Co. Ltd.	478,200	18,831,561
Kintetsu Group Holdings Co. Ltd.(b)	635,100	31,651,788
Kyushu Railway Co.	591,100	17,736,620
Nagoya Railroad Co. Ltd.	675,200	20,132,913
Nippon Express Co. Ltd.	295,300	15,273,418
Odakyu Electric Railway Co. Ltd.	1,092,000	24,793,631
Seibu Holdings Inc.	757,800	12,872,141
Tobu Railway Co. Ltd.	707,200	21,720,024
Tokyu Corp.	1,854,200	33,172,790
West Japan Railway Co.	605,900	51,088,652

		531,398,245

Semiconductors & Semiconductor Equipment — 1.7%
Advantest Corp.	736,900	30,303,533
Disco Corp.	99,100	18,019,030
Renesas Electronics Corp.(a)(b)	2,773,400	17,349,264
Rohm Co. Ltd.	351,000	25,065,524
SUMCO Corp.	923,500	11,458,378
Tokyo Electron Ltd.	580,952	104,018,020

		206,213,749

Software — 0.3%
Oracle Corp. Japan	141,500	12,197,701
Trend Micro Inc./Japan	468,900	22,750,342

		34,948,043

Specialty Retail — 1.9%
ABC-Mart Inc.	121,700	7,785,039
Fast Retailing Co. Ltd.	216,800	127,124,518
Hikari Tsushin Inc.	76,600	17,969,193
Nitori Holdings Co. Ltd.(b)	296,800	42,851,383
Shimamura Co. Ltd.	81,100	6,341,608
USS Co. Ltd.	811,400	15,349,675
Yamada Denki Co. Ltd.	2,325,800	10,955,768

		228,377,184

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 2.1%
Brother Industries Ltd.	826,000	$14,318,527
Canon Inc.	3,703,350	96,330,014
FUJIFILM Holdings Corp.	1,333,700	57,157,674
Konica Minolta Inc.	1,674,300	11,924,922
NEC Corp.	927,200	39,745,254
Ricoh Co. Ltd.	2,482,200	22,987,447
Seiko Epson Corp.	1,034,000	13,764,586

		256,228,424

Tobacco — 0.8%
Japan Tobacco Inc.	4,442,500	94,190,459

Trading Companies & Distributors — 3.7%
ITOCHU Corp	4,988,500	99,563,213
Marubeni Corp.	5,793,700	37,012,652
Mitsubishi Corp.	5,005,100	121,891,596
Mitsui & Co. Ltd.	6,128,500	96,016,727
MonotaRO Co. Ltd.(b)	464,200	11,418,590
Sumitomo Corp.	4,400,300	66,017,973
Toyota Tsusho Corp.	788,300	24,470,757

		456,391,508

Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	186,700	7,449,004
Kamigumi Co. Ltd.	398,600	9,346,793

		16,795,797

Wireless Telecommunication Services — 5.5%
KDDI Corp.	6,562,200	175,268,143
NTT DOCOMO Inc.	4,939,600	124,810,469
Softbank Corp.	6,204,500	87,124,285
SoftBank Group Corp.	6,112,600	277,800,955

		665,003,852

Total Common Stocks — 99.7% (Cost: $13,764,849,941)		12,137,028,032

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	53,752,562	53,779,438
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	5,212,000	5,212,000

		58,991,438

Total Short-Term Investments — 0.5% (Cost: $58,979,195)		58,991,438

Total Investments in Securities — 100.2% (Cost: $13,823,829,136)		12,196,019,470

Other Assets, Less Liabilities — (0.2)%		(25,845,229)

Net Assets — 100.0%		$12,170,174,241

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	71,651,613	(17,899,051)	53,752,562	$53,779,438	$1,809,016	(b)	$38,635		$(5,592)
BlackRock Cash Funds: Treasury, SL Agency Shares	6,517,877	(1,305,877)	5,212,000	5,212,000	201,896		—		—

				$58,991,438	$2,010,912		$38,635		$(5,592)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	220	09/12/19	$31,297	$(774,214)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$774,214

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(16,700,845)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(301,672)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$85,488,249

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$12,137,028,032	$—	$—	$12,137,028,032
Money Market Funds	58,991,438	—	—	58,991,438

	$12,196,019,470	$—	$—	$12,196,019,470

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(774,214)	$—	$—	$(774,214)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Airlines — 0.7%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	3,270,100	$2,894,132
Grupo Aeromexico SAB de CV(a)(b)	2,027,043	1,541,458

		4,435,590

Banks — 13.6%
Banco del Bajio SA(c)	3,221,230	5,377,505
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	8,078,850	10,253,988
Grupo Financiero Banorte SAB de CV, Class O	9,667,161	51,941,272
Grupo Financiero Inbursa SAB de CV, Class O	10,113,592	12,483,769
Regional SAB de CV	1,099,100	4,972,669

		85,029,203

Beverages — 13.7%
Arca Continental SAB de CV	1,953,129	10,220,588
Coca-Cola Femsa SAB de CV	1,281,043	7,568,611
Fomento Economico Mexicano SAB de CV	7,451,610	67,965,216

		85,754,415

Building Products — 0.1%
Grupo Rotoplas SAB de CV(b)	1,399,000	945,348

Capital Markets — 0.6%
Bolsa Mexicana de Valores SAB de CV	2,134,387	3,921,576

Chemicals — 1.3%
Mexichem SAB de CV	4,621,318	8,463,256

Construction Materials — 4.5%
Cemex SAB de CV, CPO	64,250,329	23,917,196
Grupo Cementos de Chihuahua SAB de CV	789,700	4,131,658

		28,048,854

Consumer Finance — 1.1%
Credito Real SAB de CV SOFOM ER	1,500,274	1,661,975
Gentera SAB de CV	4,987,106	3,727,813
Unifin Financiera SAB de CV SOFOM ENR	794,048	1,401,553

		6,791,341

Diversified Telecommunication Services — 0.7%
Telesites SAB de CV(a)	6,544,746	4,083,301

Equity Real Estate Investment Trusts (REITs) — 5.8%
Concentradora Fibra Danhos SA de CV	1,569,500	2,081,232
Concentradora Fibra Hotelera Mexicana SA de CV(c)	4,747,390	2,084,227
Fibra Uno Administracion SA de CV	13,271,000	18,312,216
Macquarie Mexico Real Estate Management SA de CV(c)	3,919,000	4,728,075
PLA Administradora Industrial S. de RL de CV	3,848,200	5,553,548
Prologis Property Mexico SA de CV	1,896,600	3,700,171

		36,459,469

Food & Staples Retailing — 9.9%
Grupo Comercial Chedraui SA de CV	1,781,100	2,491,409
La Comer SAB de CV(a)(b)	2,645,155	3,189,927
Wal-Mart de Mexico SAB de CV	19,863,733	56,154,939

		61,836,275

Food Products — 4.5%
Gruma SAB de CV, Series B	942,265	8,764,732
Grupo Bimbo SAB de CV, Series A	7,158,804	12,510,957
Grupo Herdez SAB de CV	1,267,044	2,637,998
Industrias Bachoco SAB de CV, Series B	959,700	4,383,109

		28,296,796

Security	Shares	Value
Gas Utilities — 1.6%
Infraestructura Energetica Nova SAB de CV	2,352,500	$9,884,951

Hotels, Restaurants & Leisure — 1.1%
Alsea SAB de CV(a)	2,475,166	5,271,730
Hoteles City Express SAB de CV(a)(b)	2,189,900	1,906,477

		7,178,207

Household Durables — 0.2%
Consorcio ARA SAB de CV	5,843,019	1,094,812

Household Products — 2.2%
Kimberly-Clark de Mexico SAB de CV, Class A	6,757,454	13,799,691

Industrial Conglomerates — 2.8%
Alfa SAB de CV, Class A	13,162,051	11,229,014
Grupo Carso SAB de CV, Series A1	2,090,333	6,005,223

		17,234,237

Insurance — 0.6%
Qualitas Controladora SAB de CV	1,045,500	3,515,192

Media — 3.9%
Grupo Televisa SAB, CPO(b)	10,243,647	18,091,002
Megacable Holdings SAB de CV, CPO	1,360,300	5,546,366
TV Azteca SAB de CV, CPO	12,113,839	670,068

		24,307,436

Metals & Mining — 5.6%
Grupo Mexico SAB de CV, Series B	11,883,986	27,336,457
Industrias Penoles SAB de CV(b)	638,138	7,651,748

		34,988,205

Mortgage Real Estate Investment — 0.3%
Concentradora Hipotecaria SAPI de CV(b)	2,125,300	1,959,324

Multiline Retail — 0.7%
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	901,165	4,669,030

Pharmaceuticals — 0.6%
Genomma Lab Internacional SAB de CV, Class B(a)(b)	4,259,693	3,564,046

Real Estate Management & Development — 0.9%
Corp Inmobiliaria Vesta SAB de CV	2,904,649	4,463,981
Grupo GICSA SA de CV(a)	4,706,466	1,139,844

		5,603,825

Transportation Infrastructure — 7.2%
Grupo Aeroportuario del Centro Norte SAB de CV	1,438,192	8,439,021
Grupo Aeroportuario del Pacifico SAB de CV, Series B	1,560,849	14,871,784
Grupo Aeroportuario del Sureste SAB de CV, Class B	902,615	13,262,274
Promotora y Operadora de Infraestructura SAB de CV	1,020,775	8,534,627

		45,107,706

Wireless Telecommunication Services — 15.3%
America Movil SAB de CV, Series L, NVS	131,369,718	95,971,778

Total Common Stocks — 99.5% (Cost: $1,025,917,100)		622,943,864

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	3,758,756	3,760,635

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	371,000	$371,000

		4,131,635

Total Short-Term Investments — 0.6% (Cost: $4,131,649)		4,131,635

Total Investments in Securities — 100.1% (Cost: $1,030,048,749)		627,075,499

Other Assets, Less Liabilities — (0.1)%		(832,272)

Net Assets — 100.0%		$626,243,227

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	16,322,257	(12,563,501)	3,758,756	$3,760,635	$90,562	(b)	$(899)	$(4,887)
BlackRock Cash Funds: Treasury, SL Agency Shares	734,154	(363,154)	371,000	371,000	18,356		—	—

				$4,131,635	$108,918		$(899)	$(4,887)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	144	09/20/19	$3,063	$83,656

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$83,656

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Mexico ETF

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(553,811)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$93,001

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,391,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$622,943,864	$—	$—	$622,943,864
Money Market Funds	4,131,635	—	—	4,131,635

	$627,075,499	$—	$—	$627,075,499

Derivative financial instruments(a)
Assets
Futures Contracts	$83,656	$—	$—	$83,656

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments August 31, 2019	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.5%
Korea Aerospace Industries Ltd.	568,069	$18,431,465

Air Freight & Logistics — 0.5%
Hyundai Glovis Co. Ltd.	150,922	19,936,033

Airlines — 0.2%
Korean Air Lines Co. Ltd.	461,155	8,452,129

Auto Components — 3.2%
Hankook Tire & Technology Co. Ltd.	598,911	14,413,420
Hanon Systems	1,562,170	14,960,720
Hyundai Mobis Co. Ltd.	454,928	93,333,010

		122,707,150

Automobiles — 4.5%
Hyundai Motor Co.	1,017,341	107,928,436
Kia Motors Corp.	1,815,047	65,484,049

		173,412,485

Banks — 7.9%
BNK Financial Group Inc.	2,312,283	12,790,337
Hana Financial Group Inc.	2,007,670	53,869,371
Industrial Bank of Korea	1,935,979	19,819,310
KB Financial Group Inc.	2,620,359	85,885,038
Shinhan Financial Group Co. Ltd.	2,926,674	98,461,891
Woori Financial Group Inc.	3,317,087	32,588,925

		303,414,872

Biotechnology — 3.0%
Celltrion Inc.(a)(b)	589,505	76,410,555
Helixmith Co. Ltd.(a)(b)	141,548	21,373,894
Medy-Tox Inc.	37,848	10,998,965
SillaJen Inc.(a)(b)	651,033	5,643,630

		114,427,044

Building Products — 0.3%
KCC Corp.	53,670	9,991,814

Capital Markets — 1.9%
Korea Investment Holdings Co. Ltd.	315,919	18,857,332
Meritz Securities Co. Ltd.	2,727,012	10,705,422
Mirae Asset Daewoo Co. Ltd.	2,997,494	18,411,852
NH Investment & Securities Co. Ltd.	1,193,365	12,118,381
Samsung Securities Co. Ltd.	514,850	15,004,504

		75,097,491

Chemicals — 3.6%
Hanwha Chemical Corp.	875,886	12,510,075
Kumho Petrochemical Co. Ltd.	165,876	9,627,313
LG Chem Ltd.	305,599	83,385,320
Lotte Chemical Corp.	124,289	23,087,740
OCI Co. Ltd.	174,948	9,590,545

		138,200,993

Commercial Services & Supplies — 0.3%
S-1 Corp.	150,907	12,583,370

Construction & Engineering — 2.2%
Daelim Industrial Co. Ltd.	227,898	18,382,361
Daewoo Engineering & Construction Co. Ltd.(a)	2,132,589	7,359,523
GS Engineering & Construction Corp.	496,670	13,285,538
HDC Hyundai Development Co-Engineering & Construction, Class E	278,493	8,242,703
Hyundai Engineering & Construction Co. Ltd.	584,710	19,960,998

Security	Shares	Value
Construction & Engineering (continued)
Samsung Engineering Co. Ltd.(a)	1,235,098	$15,805,175

		83,036,298

Construction Materials — 0.3%
POSCO Chemical Co. Ltd.(b)	230,434	10,025,900

Consumer Finance — 0.2%
Samsung Card Co. Ltd.	296,579	8,116,899

Diversified Telecommunication Services — 0.3%
LG Uplus Corp.	992,336	10,814,312

Electric Utilities — 1.0%
Korea Electric Power Corp.(a)	1,764,213	37,214,152

Electronic Equipment, Instruments & Components — 3.5%
LG Display Co. Ltd.(a)(b)	1,753,495	20,195,051
LG Innotek Co. Ltd.	125,019	10,166,664
Samsung Electro-Mechanics Co. Ltd.(b)	393,089	28,915,773
Samsung SDI Co. Ltd.	369,986	76,211,770

		135,489,258

Entertainment — 2.1%
NCSoft Corp.	121,196	53,731,477
Netmarble Corp.(a)(b)(c)	202,400	15,740,830
Pearl Abyss Corp.(a)(b)	62,165	9,992,591

		79,464,898

Food & Staples Retailing — 0.9%
BGF retail Co. Ltd.	70,093	11,776,203
E-MART Inc.	165,129	15,814,212
GS Retail Co. Ltd.	266,412	8,511,987

		36,102,402

Food Products — 0.9%
CJ CheilJedang Corp.	67,992	12,826,561
Orion Corp./Republic of Korea	194,169	14,443,448
Ottogi Corp.	14,131	6,661,549

		33,931,558

Gas Utilities — 0.2%
Korea Gas Corp.	270,820	8,731,080

Health Care Providers & Services — 0.4%
Celltrion Healthcare Co. Ltd.(a)	408,195	14,979,788

Hotels, Restaurants & Leisure — 0.5%
Kangwon Land Inc.	897,245	20,926,457

Household Durables — 1.7%
LG Electronics Inc.	731,317	37,011,131
Woongjin Coway Co. Ltd.	384,414	26,722,525

		63,733,656

Industrial Conglomerates — 3.8%
CJ Corp.	140,076	9,425,134
Hanwha Corp.	428,072	8,658,629
LG Corp.	663,262	38,988,032
Lotte Corp.	287,438	7,914,186
Samsung C&T Corp.	579,600	41,343,604
SK Holdings Co. Ltd.	240,231	39,666,625

		145,996,210

Insurance — 2.9%
DB Insurance Co. Ltd.	388,925	15,380,398
Hanwha Life Insurance Co. Ltd.	3,614,781	7,580,222
Hyundai Marine & Fire Insurance Co. Ltd.	547,788	10,808,779
Orange Life Insurance Ltd.(c)	358,836	7,984,008

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Samsung Fire & Marine Insurance Co. Ltd.	212,282	$40,134,223
Samsung Life Insurance Co. Ltd.	497,181	27,994,010

		109,881,640

Interactive Media & Services — 3.9%
Kakao Corp.	358,550	39,814,221
NAVER Corp.	925,164	111,898,061

		151,712,282

Internet & Direct Marketing Retail — 0.3%
CJ ENM Co. Ltd.	91,505	12,155,339

IT Services — 1.0%
Samsung SDS Co. Ltd.	242,820	39,292,235

Leisure Products — 0.3%
HLB Inc.(a)(b)	341,324	11,905,832

Life Sciences Tools & Services — 0.7%
Samsung Biologics Co. Ltd.(a)(b)(c)	116,932	25,968,799

Machinery — 2.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	388,548	8,757,367
Doosan Bobcat Inc.	447,505	13,245,040
Hyundai Heavy Industries Holdings Co. Ltd.	73,848	20,211,031
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	283,953	25,787,269
Samsung Heavy Industries Co. Ltd.(a)	3,326,225	21,282,348

		89,283,055

Marine — 0.3%
Pan Ocean Co. Ltd.(a)	2,503,710	10,045,846

Media — 0.4%
Cheil Worldwide Inc.	641,275	13,977,016

Metals & Mining — 3.4%
Hyundai Steel Co.	605,636	18,650,339
Korea Zinc Co. Ltd.	64,007	22,987,034
POSCO	512,319	89,246,075

		130,883,448

Multiline Retail — 0.8%
Hyundai Department Store Co. Ltd.	141,524	9,113,620
Lotte Shopping Co. Ltd.	101,138	11,355,846
Shinsegae Inc.	63,289	12,069,976

		32,539,442

Oil, Gas & Consumable Fuels — 2.5%
GS Holdings Corp.	400,764	15,881,669
SK Innovation Co. Ltd.	402,164	54,783,950
S-Oil Corp.	325,472	25,984,019

		96,649,638

Personal Products — 2.5%
Amorepacific Corp.	231,888	24,887,876
AMOREPACIFIC Group	250,113	12,183,007
LG Household & Health Care Ltd.	62,728	61,057,843

		98,128,726

Pharmaceuticals — 1.0%
Celltrion Pharm Inc.(a)(b)	216,341	5,911,981
Hanmi Pharm Co. Ltd.	53,522	12,394,569
Hanmi Science Co. Ltd.	172,168	5,813,557
Yuhan Corp.	76,490	14,492,842

		38,612,949

Road & Rail — 0.3%
CJ Logistics Corp.(a)	83,665	9,877,478

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 6.0%
SK Hynix Inc.	3,593,250	$229,612,012

Specialty Retail — 0.4%
Hotel Shilla Co. Ltd.	246,544	16,039,354

Technology Hardware, Storage & Peripherals — 22.1%
Samsung Electronics Co. Ltd.	23,390,234	849,676,199

Textiles, Apparel & Luxury Goods — 0.4%
Fila Korea Ltd.(b)	369,654	17,456,519

Tobacco — 1.7%
KT&G Corp.	785,937	66,184,168

Trading Companies & Distributors — 0.2%
Posco International Corp.	524,118	7,940,198

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	145,725	28,814,149

Total Common Stocks — 98.0% (Cost: $2,556,030,154)		3,771,854,038

Preferred Stocks

Automobiles — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	199,870	12,540,863
Series 2, Preference Shares, NVS	284,001	20,258,152

		32,799,015

Chemicals — 0.3%
LG Chem Ltd., Preference Shares, NVS	71,176	10,577,238

Personal Products — 0.5%
Amorepacific Corp., Preference Shares, NVS	110,410	6,581,302
LG Household & Health Care Ltd., Preference Shares, NVS	18,658	11,183,247

		17,764,549

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	83,700	2,546,415

Total Preferred Stocks — 1.7% (Cost: $52,555,869)		63,687,217

Short-Term Investments

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	202,603,206	202,704,508
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	6,894,000	6,894,000

		209,598,508

Total Short-Term Investments — 5.4% (Cost: $209,546,661)		209,598,508

Total Investments in Securities — 105.1% (Cost: $2,818,132,684)		4,045,139,763

Other Assets, Less Liabilities — (5.1)%		(196,575,580)

Net Assets — 100.0%		$3,848,564,183

(a)	Non-income producing security.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	289,663,819	(87,060,613)	202,603,206	$202,704,508	$7,614,244	(b)	$25,852		$(8,280)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,563,166	3,330,834	6,894,000	6,894,000	232,694		—		—

				$209,598,508	$7,846,938		$25,852		$(8,280)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
KOSPI 200 Index	213	09/11/19	$11,393	$(788,202)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$788,202

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,463,655

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(796,175)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,369,957

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,771,854,038	$—	$—	$3,771,854,038
Preferred Stocks	63,687,217	—	—	63,687,217
Money Market Funds	209,598,508	—	—	209,598,508

	$4,045,139,763	$—	$—	$4,045,139,763

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(788,202)	$—	$—	$ (788,202)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,383,864,238	$2,606,399,086	$12,137,028,032	$622,943,864
Affiliated(c)	603,000	53,319,598	58,991,438	4,131,635
Cash	196	698	822	660
Foreign currency, at value(d)	3,788,691	6,982,400	13,854,923	2,145,283
Foreign currency collateral pledged:
Futures contracts(e)	702,048	423,691	774,026	221,257
Receivables:
Investments sold	—	28,687	—	1,604,755
Securities lending income — Affiliated	—	235,310	31,876	3,578
Variation margin on futures contracts	221,525	35,477	387,326	44,228
Capital shares sold	—	—	—	117,148
Dividends	11,008,408	4,639,473	17,736,996	17,417
Tax reclaims	—	—	384,381	—

Total assets	1,400,188,106	2,672,064,420	12,229,189,820	631,229,825

LIABILITIES
Collateral on securities loaned, at value	—	52,327,692	53,732,417	3,760,707
Payables:
Investments purchased	—	132	—	956,331
Capital shares redeemed	—	28,687	—	—
Investment advisory fees	597,904	1,121,577	5,283,162	269,560

Total liabilities	597,904	53,478,088	59,015,579	4,986,598

NET ASSETS	$1,399,590,202	$2,618,586,332	$12,170,174,241	$626,243,227

NET ASSETS CONSIST OF:
Paid-in capital	$1,853,775,544	$3,608,113,290	$14,869,148,712	$1,316,243,535
Accumulated loss	(454,185,342)	(989,526,958)	(2,698,974,471)	(690,000,308)

NET ASSETS	$1,399,590,202	$2,618,586,332	$12,170,174,241	$626,243,227

Shares outstanding	64,600,000	92,800,000	225,150,000	15,100,000

Net asset value	$21.67	$28.22	$54.05	$41.47

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$49,195,176	$50,786,114	$2,067,705
(b) Investments, at cost — Unaffiliated	$1,604,692,649	$3,003,458,599	$13,764,849,941	$1,025,917,100
(c) Investments, at cost — Affiliated	$603,000	$53,307,778	$58,979,195	$4,131,649
(d) Foreign currency, at cost	$3,786,644	$6,976,469	$13,824,690	$2,142,210
(e) Foreign currency collateral pledged, at cost	$711,147	$427,011	$752,732	$225,203

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

August 31, 2019

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,835,541,255
Affiliated(c)	209,598,508
Cash	110
Foreign currency, at value(d)	1,167
Foreign currency collateral pledged:
Futures contracts(e)	8,339,878
Receivables:
Securities lending income — Affiliated	410,552
Dividends	47,513

Total assets	4,053,938,983

LIABILITIES
Collateral on securities loaned, at value	202,645,625
Payables:
Variation margin on futures contracts	787,744
Investment advisory fees	1,920,926
Foreign taxes	20,505

Total liabilities	205,374,800

NET ASSETS	$3,848,564,183

NET ASSETS CONSIST OF:
Paid-in capital	$3,632,029,717
Accumulated earnings	216,534,466

NET ASSETS	$3,848,564,183

Shares outstanding	72,150,000

Net asset value	$53.34

Shares authorized	200 million

Par value	$0.001

(a) Securities loaned, at value	$192,933,589
(b) Investments, at cost — Unaffiliated	$2,608,586,023
(c) Investments, at cost — Affiliated	$209,546,661
(d) Foreign currency, at cost	$1,166
(e) Foreign currency collateral pledged, at cost	$9,037,696

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$66,683,631	$84,412,695	$353,363,951	$30,374,380
Dividends — Affiliated	27,322	36,492	201,896	18,356
Interest — Unaffiliated	222	5,363	—	13,016
Securities lending income — Affiliated — net	30,501	1,365,085	1,809,016	90,562
Foreign taxes withheld	(809,883)	(12,628,449)	(35,304,535)	(1,728,606)

Total investment income	65,931,793	73,191,186	320,070,328	28,767,708

EXPENSES
Investment advisory fees	6,308,138	13,140,170	72,804,526	4,807,338

Total expenses	6,308,138	13,140,170	72,804,526	4,807,338

Net investment income	59,623,655	60,051,016	247,265,802	23,960,370

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(48,785,015)	(168,999,775)	(383,622,357)	(33,085,774)
Investments — Affiliated	1,577	(2,356)	38,635	(899)
In-kind redemptions — Unaffiliated	14,406,357	65,291,073	807,368,857	(66,220,255)
Futures contracts	102,603	147,642	(16,700,845)	(553,811)
Foreign currency transactions	(238,313)	(141,379)	2,598,205	(250,351)

Net realized gain (loss)	(34,512,791)	(103,704,795)	409,682,495	(100,111,090)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(9,951,917)	18,630,760	(1,725,707,781)	(63,180,464)
Investments — Affiliated	(1,144)	10,416	(5,592)	(4,887)
Futures contracts	(73,539)	57,064	(301,672)	93,001
Foreign currency translations	31,585	(17,470)	272,592	239,204

Net change in unrealized appreciation (depreciation)	(9,995,015)	18,680,770	(1,725,742,453)	(62,853,146)

Net realized and unrealized loss	(44,507,806)	(85,024,025)	(1,316,059,958)	(162,964,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,115,849	$(24,973,009)	$(1,068,794,156)	$(139,003,866)

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$102,863,654
Dividends — Affiliated	232,694
Interest — Unaffiliated	1,363
Securities lending income — Affiliated — net	7,614,244
Foreign taxes withheld	(15,771,599)
Other foreign taxes	(20,856)

Total investment income	94,919,500

EXPENSES
Investment advisory fees	25,262,393

Total expenses	25,262,393

Net investment income	69,657,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(154,928,760)
Investments — Affiliated	25,852
Futures contracts	2,463,655
Foreign currency transactions	(1,564,954)

Net realized loss	(154,004,207)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(821,937,604)
Investments — Affiliated	(8,280)
Futures contracts	(796,175)
Foreign currency translations	(506,945)

Net change in unrealized appreciation (depreciation)	(823,249,004)

Net realized and unrealized loss	(977,253,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(907,596,104)

(a) Net of foreign capital gain tax of	$155,722

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,623,655	$64,332,341	$60,051,016	$59,726,961
Net realized gain (loss)	(34,512,791)	50,011,791	(103,704,795)	136,191,288
Net change in unrealized appreciation (depreciation)	(9,995,015)	(43,294,526)	18,680,770	(30,882,799)

Net increase (decrease) in net assets resulting from operations	15,115,849	71,049,606	(24,973,009)	165,035,450

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(71,965,308)	(70,243,817)	(63,960,878)	(62,114,985)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	93,669,497	(403,947,951)	(287,106,743)	(236,213,205)

NET ASSETS(b)
Total increase (decrease) in net assets	36,820,038	(403,142,162)	(376,040,630)	(133,292,740)
Beginning of year	1,362,770,164	1,765,912,326	2,994,626,962	3,127,919,702

End of year	$1,399,590,202	$1,362,770,164	$2,618,586,332	$2,994,626,962

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$247,265,802	$282,498,661	$23,960,370	$20,797,009
Net realized gain (loss)	409,682,495	941,647,734	(100,111,090)	(73,800,013)
Net change in unrealized appreciation (depreciation)	(1,725,742,453)	60,627,778	(62,853,146)	(90,670,280)

Net increase (decrease) in net assets resulting from operations	(1,068,794,156)	1,284,774,173	(139,003,866)	(143,673,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(229,873,912)	(279,038,333)	(25,697,670)	(22,542,336)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,504,195,955)	(50,386,475)	(377,985,490)	14,504,278

NET ASSETS(b)
Total increase (decrease) in net assets	(4,802,864,023)	955,349,365	(542,687,026)	(151,711,342)
Beginning of year	16,973,038,264	16,017,688,899	1,168,930,253	1,320,641,595

End of year	$12,170,174,241	$16,973,038,264	$626,243,227	$1,168,930,253

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets  (continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,657,107	$52,988,296
Net realized gain (loss)	(154,004,207)	37,400,518
Net change in unrealized appreciation (depreciation)	(823,249,004)	(23,002,777)

Net increase (decrease) in net assets resulting from operations	(907,596,104)	67,386,037

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(52,766,055)	(118,169,941)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	902,035,428	173,037,055

NET ASSETS(b)
Total increase (decrease) in net assets	(58,326,731)	122,253,151
Beginning of year	3,906,890,914	3,784,637,763

End of year	$3,848,564,183	$3,906,890,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$22.56	$22.58	$20.30	$18.66	$27.15

Net investment income(a)	1.00	0.90	0.84	0.84	1.23
Net realized and unrealized gain (loss)(b)	(0.70)	0.07	2.45	1.59	(8.49)

Net increase (decrease) from investment operations	0.30	0.97	3.29	2.43	(7.26)

Distributions(c)
From net investment income	(1.19)	(0.99)	(1.01)	(0.79)	(1.23)

Total distributions	(1.19)	(0.99)	(1.01)	(0.79)	(1.23)

Net asset value, end of year	$21.67	$22.56	$22.58	$20.30	$18.66

Total Return
Based on net asset value	1.75%	4.43%	16.70%	13.36%	(27.31)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	4.68%	3.95%	3.90%	4.41%	5.37%

Supplemental Data
Net assets, end of year (000)	$1,399,590	$1,362,770	$1,765,912	$1,668,702	$1,228,063

Portfolio turnover rate(d)	9%	3%	4%	7%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$28.79	$27.83	$25.33	$24.02	$32.93

Net investment income(a)	0.62	0.58	0.51	0.51	0.54
Net realized and unrealized gain (loss)(b)	(0.53)	0.97	2.47	1.29	(8.85)

Net increase (decrease) from investment operations	0.09	1.55	2.98	1.80	(8.31)

Distributions(c)
From net investment income	(0.66)	(0.59)	(0.48)	(0.49)	(0.60)

Total distributions	(0.66)	(0.59)	(0.48)	(0.49)	(0.60)

Net asset value, end of year	$28.22	$28.79	$27.83	$25.33	$24.02

Total Return
Based on net asset value	0.56%	5.61%	11.88%	7.73%	(25.48)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.26%	2.01%	1.93%	2.18%	1.92%

Supplemental Data
Net assets, end of year (000)	$2,618,586	$2,994,627	$3,127,920	$3,097,794	$1,931,454

Portfolio turnover rate(d)	6%	3%	6%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)

Net asset value, beginning of year	$58.45	$54.57	$49.05	$48.61	$47.32

Net investment income(b)	0.92	0.87	0.49	0.72	0.60
Net realized and unrealized gain (loss)(c)	(4.43)	3.87	5.96	0.44	1.22

Net increase (decrease) from investment operations	(3.51)	4.74	6.45	1.16	1.82

Distributions(d)
From net investment income	(0.89)	(0.86)	(0.93)	(0.72)	(0.53)

Total distributions	(0.89)	(0.86)	(0.93)	(0.72)	(0.53)

Net asset value, end of year	$54.05	$58.45	$54.57	$49.05	$48.61

Total Return
Based on net asset value	(5.96)%	8.67%	13.31%	2.44%	3.84%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	1.68%	1.46%	1.45%	1.53%	1.20%

Supplemental Data
Net assets, end of year (000)	$12,170,174	$16,973,038	$16,017,689	$14,015,180	$19,147,802

Portfolio turnover rate(e)	7%	4%	4%	4%	2%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$50.38	$56.68	$50.48	$52.70	$71.51

Net investment income(a)	1.09	0.95	0.88	0.93	0.68
Net realized and unrealized gain (loss)(b)	(8.75)	(6.17)	6.10	(1.82)	(18.56)

Net increase (decrease) from investment operations	(7.66)	(5.22)	6.98	(0.89)	(17.88)

Distributions(c)
From net investment income	(1.25)	(1.08)	(0.78)	(1.33)	(0.93)

Total distributions	(1.25)	(1.08)	(0.78)	(1.33)	(0.93)

Net asset value, end of year	$41.47	$50.38	$56.68	$50.48	$52.70

Total Return
Based on net asset value	(15.23)%	(9.02)%	14.03%	(1.68)%	(25.10)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.46%	1.87%	1.79%	1.82%	1.10%

Supplemental Data
Net assets, end of year (000)	$626,243	$1,168,930	$1,320,642	$1,317,518	$1,206,942

Portfolio turnover rate(d)	5%	7%	8%	8%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$67.65		$68.19		$56.89		$48.15		$66.42

Net investment income(a)	0.97		0.94		0.64		0.56		0.46
Net realized and unrealized gain (loss)(b)	(14.49)		0.70		11.31		9.38		(18.07)

Net increase (decrease) from investment operations	(13.52)		1.64		11.95		9.94		(17.61)

Distributions(c)
From net investment income	(0.79)		(2.18)		(0.65)		(1.20)		(0.66)

Total distributions	(0.79)		(2.18)		(0.65)		(1.20)		(0.66)

Net asset value, end of year	$53.34		$67.65		$68.19		$56.89		$48.15

Total Return
Based on net asset value	(20.08)%		2.15%		21.28%		20.92%		(26.58)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.64%		0.62%

Net investment income	1.62%		1.31%		1.05%		1.09%		0.81%

Supplemental Data
Net assets, end of year (000)	$3,848,564		$3,906,891		$3,784,638		$3,452,970		$3,160,954

Portfolio turnover rate(d)	16	%(e)	18	%(e)	16	%(e)	22	%(e)	24	%(e)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	5%	11%	6%	10%	10%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Canada
Barclays Capital Inc.	$2,344,125	$2,344,125		$—	$—
BofA Securities, Inc.	90,760	90,760		—	—
Credit Suisse Securities (USA) LLC	12,812,297	12,812,297		—	—
Goldman Sachs & Co.	3,313,685	3,313,685		—	—
JPMorgan Securities LLC	21,662,522	21,662,522		—	—
Morgan Stanley & Co. LLC	2,912,299	2,912,299		—	—
State Street Bank & Trust Company	213,307	213,307		—	—
UBS AG	70,908	70,908		—	—
Wells Fargo Securities LLC	5,775,273	5,775,273		—	—

	$49,195,176	$49,195,176		$—	$—

MSCI Japan
Credit Suisse Securities (USA) LLC	$12,054,887	$12,054,887		$—	$—
Goldman Sachs & Co.	17,475,399	17,475,399		—	—
HSBC Bank PLC	1,370,484	1,370,484		—	—
Jefferies LLC	320,015	320,015		—	—
Macquarie Bank Limited	491,969	491,969		—	—
Morgan Stanley & Co. LLC	19,073,360	19,073,360		—	—

	$50,786,114	$50,786,114		$—	$—

MSCI Mexico.
Deutsche Bank Securities Inc.	$220,151	$220,151		$—	$—
Morgan Stanley & Co. LLC	1,847,554	1,847,554		—	—

	$2,067,705	$2,067,705		$—	$—

MSCI South Korea
BofA Securities, Inc.	$229,066	$229,066		$—	$—
Citigroup Global Markets Inc.	37,400,285	37,400,285		—	—
Credit Suisse Securities (USA) LLC	2,670,845	2,670,845		—	—
Goldman Sachs & Co.	53,848,739	53,848,739		—	—
HSBC Bank PLC	402,081	402,081		—	—
Macquarie Bank Limited	9,370,424	9,370,424		—	—
Morgan Stanley & Co. LLC	87,836,298	87,836,298		—	—
UBS Securities LLC	1,175,851	1,175,851		—	—

	$192,933,589	$192,933,589		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Australia	$6,330
MSCI Canada	308,065
MSCI Japan	398,402
MSCI Mexico	19,890
MSCI South Korea	1,620,705

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Australia	$5,805,776	$6,631,539	$(2,542,284)
MSCI Japan	37,018,317	127,621,193	(63,969,073)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$108,932,297	$123,845,974
MSCI Canada	164,773,633	164,582,192
MSCI Japan	957,339,570	963,304,361
MSCI Mexico	54,848,850	49,528,971
MSCI South Korea	1,597,532,092	679,141,386

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$363,245,730	$267,354,742
MSCI Canada	447,655,637	732,116,477
MSCI Japan	4,871,863,809	8,356,880,697
MSCI Mexico	1,461,977,943	1,845,597,226

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Australia	$(26,822,708)	$26,822,708
MSCI Canada	18,041,181	(18,041,181)
MSCI Japan	406,642,218	(406,642,218)
MSCI Mexico	(117,760,933)	117,760,933
MSCI South Korea	(78,503,704)	78,503,704

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Australia Ordinary income	$71,965,308	$70,243,817

MSCI Canada Ordinary income	$63,960,878	$62,114,985

MSCI Japan Ordinary income	$229,873,912	$279,038,333

MSCI Mexico Ordinary income	$25,697,670	$22,542,336

MSCI South Korea Ordinary income	$52,766,055	$118,169,941

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Australia	$16,066,448	$(180,293,854)	$(289,957,936)	$(454,185,342)
MSCI Canada	5,842,426	(546,535,951)	(448,833,433)	(989,526,958)
MSCI Japan	51,979,537	(917,415,410)	(1,833,538,598)	(2,698,974,471)
MSCI Mexico	3,695,294	(256,843,766)	(436,851,836)	(690,000,308)
MSCI South Korea	28,224,313	(472,501,073)	660,811,226	216,534,466

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,674,474,622	$88,943,918	$(378,844,406)	$(289,900,488)
MSCI Canada	3,108,624,625	223,668,632	(672,505,611)	(448,836,979)
MSCI Japan	14,029,045,176	730,523,094	(2,564,323,014)	(1,833,799,920)
MSCI Mexico	1,064,009,699	643,293	(437,493,837)	(436,850,544)
MSCI South Korea	3,382,839,821	913,874,272	(252,362,532)	661,511,740

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.
Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Australia
Shares sold	17,200,000	$365,456,184	8,600,000	$194,963,106
Shares redeemed	(13,000,000)	(271,786,687)	(26,400,000)	(598,911,057)

Net increase(decrease)	4,200,000	$93,669,497	(17,800,000)	$(403,947,951)

MSCI Canada
Shares sold	16,000,000	$450,405,632	35,900,000	$1,032,578,219
Shares redeemed	(27,200,000)	(737,512,375)	(44,300,000)	(1,268,791,424)

Net decrease	(11,200,000)	$(287,106,743)	(8,400,000)	$(236,213,205)

MSCI Japan
Shares sold	96,150,000	$5,263,571,116	99,600,000	$6,015,335,010
Shares redeemed	(161,400,000)	(8,767,767,071)	(102,750,000)	(6,065,721,485)

Net decrease	(65,250,000)	$(3,504,195,955)	(3,150,000)	$(50,386,475)

MSCI Mexico
Shares sold	34,300,000	$1,475,864,783	33,200,000	$1,674,175,777
Shares redeemed	(42,400,000)	(1,853,850,273)	(33,300,000)	(1,659,671,499)

Net increase(decrease)	(8,100,000)	$(377,985,490)	(100,000)	$14,504,278

MSCI South Korea
Shares sold	23,050,000	$1,390,211,716	6,850,000	$492,531,534
Shares redeemed	(8,650,000)	(488,176,288)	(4,600,000)	(319,494,479)

Net increase	14,400,000	$902,035,428	2,250,000	$173,037,055

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Australia	$70,243,817
MSCI Canada	62,114,985
MSCI Japan	279,038,333
MSCI Mexico	22,542,336
MSCI South Korea	118,169,941

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Australia	$5,589,658
MSCI Canada	4,969,296
MSCI Japan	(13,175,500)
MSCI Mexico	5,242,328
MSCI South Korea	(104,898,504)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Australia	$63,760,067
MSCI Canada	87,820,264
MSCI Japan	333,407,002
MSCI Mexico	26,690,579
MSCI South Korea	99,502,199

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$66,692,587	$648,700
MSCI Canada	88,334,062	11,808,568
MSCI Japan	353,474,089	33,374,531
MSCI Mexico	30,415,149	1,736,326
MSCI South Korea	102,864,356	15,907,848

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares MSCI Australia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Canada ETF and iShares MSCI Japan ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the

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Board Review and Approval of Investment Advisory Contract  (continued)

Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI South Korea ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia(a)	$1.036730	$—	$0.151016	$1.187746	87%	—%	13%	100%
MSCI Canada(a)	0.596238	—	0.066190	0.662428	90	—	10	100
MSCI South Korea(a)	0.318643	—	0.471268	0.789911	40	—	60	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	65

Supplemental Information  (unaudited)  (continued)

iShares MSCI Australia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	51	3.69
Greater than 0.5% and Less than 1.0%	190	13.75
Greater than 0.0% and Less than 0.5%	517	37.42
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	365	26.41
Less than –0.5% and Greater than –1.0%	136	9.84
Less than –1.0% and Greater than –1.5%	53	3.84
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

iShares MSCI Canada ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	4	0.29
Greater than 0.5% and Less than 1.0%	39	2.82
Greater than 0.0% and Less than 0.5%	634	45.89
At NAV	26	1.88
Less than 0.0% and Greater than –0.5%	631	45.66
Less than –0.5% and Greater than –1.0%	40	2.89
Less than –1.0% and Greater than –1.5%	4	0.29

	1,382	100.00%

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)  (continued)

iShares MSCI Japan ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	219	15.85
Greater than 0.0% and Less than 0.5%	409	29.59
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	330	23.88
Less than –0.5% and Greater than –1.0%	160	11.58
Less than –1.0% and Greater than –1.5%	53	3.84
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –6.0%	3	0.22

	1,382	100.00%

iShares MSCI Mexico ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	4	0.29%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	19	1.37
Greater than 0.5% and Less than 1.0%	96	6.95
Greater than 0.0% and Less than 0.5%	509	36.83
At NAV	26	1.88
Less than 0.0% and Greater than –0.5%	553	40.02
Less than –0.5% and Greater than –1.0%	143	10.35
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information  (unaudited)  (continued)

iShares MSCI South Korea ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	175	12.66
Greater than 0.0% and Less than 0.5%	352	25.47
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	360	26.05
Less than –0.5% and Greater than –1.0%	235	17.01
Less than –1.0% and Greater than –1.5%	91	6.58
Less than –1.5% and Greater than –2.0%	32	2.32
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)  (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending December 31, 2018 was USD 294.39 thousand. This figure is comprised of fixed remuneration of USD 107.77 thousand and variable remuneration of USD 141.62 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 34.62 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.54 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending December 31, 2018 was USD 1.63 million. This figure is comprised of fixed remuneration of USD 704.03 thousand and variable remuneration of USD 925.11 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 226.17 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 29.66 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending December 31, 2018 was USD 112.21 thousand. This figure is comprised of fixed remuneration of USD 48.49 thousand and variable remuneration of USD 63.72 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 15.58 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.04 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending December 31, 2018 was USD 447.26 thousand. This figure is comprised of fixed remuneration of USD 193.29 thousand and variable remuneration of USD 253.98 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 62.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 8.14 thousand.

SUPPLEMENTAL INFORMATION	69

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	71

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	73

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares, Inc.

▶	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

▶	iShares MSCI BRIC ETF | BKF | NYSE Arca

▶	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ

▶	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.93)%	0.24%	1.99%	(4.93)%	1.20%	14.51%
Fund Market	(5.09)	0.19	1.97	(5.09)	0.96	14.33
Index	(5.06)	0.17	1.94	(5.06)	0.87	14.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 951.50	$ 0.69		$ 1,000.00	$ 1,024.50	$ 0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined during the reporting period, as trade tensions intensified, and global economic growth slowed. South Korean equities detracted the most from the Index’s return, led by the information technology sector. The technology hardware and equipment industry weakened amid concerns about moderating global growth and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan curbed exports of key chip-making components to South Korea, creating supply chain disruptions. The South Korean healthcare sector also declined, driven by increased competition and rising costs for bringing biotechnology drugs to market. Multiple failed clinical trials and lost drug licenses also drove declines.

Chinese equities detracted notably amid escalating trade tensions with the U.S. and slowing economic growth. Pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return. The protests led to market volatility and decreasing demand for Chinese stocks. Information technology stocks, driven by the internet software and services industry, led the decline. Slower growth and trade concerns, intensifying competition, lower online advertising revenue, and temporary regulatory restrictions all weighed on the industry. Companies vying for market share in emerging fields such as 5G and artificial intelligence were particularly affected by new tariffs.

Indian stocks were modest detractors. Weakness in Indian equities was led by automobile manufacturers in the consumer discretionary sector. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans.

On the upside, Brazilian stocks contributed to the Index’s return, led by bank stocks in the financials sector. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Additionally, cost reductions, achieved through focusing on digital platforms, bolstered profits. Russian equities also contributed modestly, led by the energy sector. Despite low oil prices, leading integrated oil and gas companies announced important management changes, sizable dividend increases, and several partnership deals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	23.0%
Information Technology	14.5
Consumer Discretionary	14.0
Communication Services	10.8
Materials	7.9
Consumer Staples	6.9
Energy	6.8
Industrials	6.2
Real Estate	3.5
Health Care	3.3
Utilities	3.1

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	30.0%
Taiwan	12.1
South Korea	11.8
India	9.2
Brazil	7.6
South Africa	5.5
Russia	3.6
Thailand	3.2
Saudi Arabia	2.6
Mexico	2.5

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI BRIC ETF

Investment Objective

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.35%	1.73%	2.85%	0.35%	8.97%	32.40%
Fund Market	0.07	1.63	2.86	0.07	8.41	32.52
Index	0.55	2.19	3.53	0.55	11.45	41.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 964.20	$ 3.37		$ 1,000.00	$ 1,021.80	$ 3.47		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI BRIC ETF

Portfolio Management Commentary

Stocks in BRIC advanced marginally for the reporting period amid trade tensions and a global economic slowdown. Brazilian equities contributed the most to the Index’s return, driven by bank stocks in the financials sector. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Additionally, cost reductions, achieved through focusing on digital platforms, bolstered profits. Capital markets stocks also advanced amid increased trading volume and new services, such as market data and securities lending.

Russian stocks were notable contributors, led by the energy sector. Despite low oil prices, leading integrated oil and gas companies announced important management changes, sizable dividend increases, and several partnership deals. Oil and gas exploration and production companies advanced amid increasing demand for Russian liquified natural gas exports.

Chinese equities detracted notably amid escalating trade tensions with the U.S. and slowing economic growth. Pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return. The protests led to market volatility and decreasing demand for Chinese stocks. Chinese information technology stocks, driven by the internet software and services industry, led the decline. Slower growth and trade concerns weighed heavily on the sector. Companies vying for market share in emerging fields such as 5G and artificial intelligence were particularly affected by new tariffs. The Chinese energy sector also declined, as integrated oil and gas companies declined along with oil prices. Prices remained low amid concerns about trade tensions and economic growth in China, the world’s largest oil importer. Additionally, weakening demand for refined products and growing margin pressures weighed on refiners.

Indian equities also detracted, as economic growth slowed and consumer spending weakened amid high unemployment, rising inflation, and credit and liquidity shortages. Weakness in Indian equities was led by automobile manufacturers in the consumer discretionary sector. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	24.4%
Consumer Discretionary	18.0
Communication Services	15.0
Energy	11.0
Consumer Staples	6.0
Materials	5.5
Information Technology	5.3
Industrials	4.7
Real Estate	3.4
Health Care	3.4
Utilities	3.3

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
China	61.7%
India	16.6
Brazil	14.3
Russia	7.4

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.52)%	2.11%	3.75%	(7.52)%	10.98%	32.06%
Fund Market	(7.65)	1.97	3.68	(7.65)	10.22	31.44
Index	(7.33)	2.45	4.10	(7.33)	12.85	35.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 951.40	$ 2.41		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Stocks in Asian emerging markets declined during the reporting period amid slower economic growth and global trade tensions. Rising protectionism dampened global trade. Consequently, countries in the Asia Pacific region, many of which supply China with industrial and consumer goods, were negatively impacted by China’s economic slowdown.

South Korean stocks were the leading detractors from the Index’s return, led by the information technology sector. Trade tensions, concerns about slowing global growth, and uncertainties about semiconductor demand drove the decline. Following a diplomatic dispute, Japan curbed exports of key chip making components to South Korea, which is a major global supplier of electronics and semiconductors, particularly memory chips. This led to supply chain disruptions, which weighed on the South Korean technology hardware and equipment industry. The healthcare sector also detracted from the Index’s performance, as increased competition and rising costs of bringing drugs to market constrained the biotechnology industry. Amid growth- and trade-related concerns, the South Korean financials sector weighed on the Index’s return, as bank stocks declined despite strong earnings.

Stocks in China also detracted from the Index’s return, as the country experienced disappointing economic growth due in part to escalating trade tensions with the U.S. Pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return. The protests led to market volatility and decreasing demand for Chinese stocks. The information technology sector detracted the most, driven by internet software and services stocks. The U.S.-China trade dispute, intensifying competition, reduction in online advertising revenue, and regulatory restrictions all weighed on the industry. Companies vying for market share in emerging fields such as 5G and artificial intelligence were particularly affected by new tariffs.

In India, the consumer discretionary sector was the leading detractor, particularly the automobiles industry. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans. Stricter safety and environmental regulations, higher insurance costs, and proposed fees also weighed on customer sentiment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	20.5%
Information Technology	19.2
Consumer Discretionary	15.4
Communication Services	13.7
Industrials	5.9
Consumer Staples	5.9
Materials	5.2
Energy	5.1
Health Care	3.4
Real Estate	3.1
Utilities	2.6

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
China	44.6%
South Korea	16.3
Taiwan	15.0
India	12.2
Thailand	4.2
Indonesia	3.1
Malaysia	3.0
Philippines	1.6
Pakistan	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(10.50)%	(1.63)%	0.28%	(10.50)%	(7.89)%	2.31%
Fund Market	(10.61)	(1.86)	0.19	(10.61)	(8.94)	1.50
Index	(10.39)	(1.40)	0.74	(10.39)	(6.81)	6.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 932.90	$ 3.36		$ 1,000.00	$ 1,021.70	$ 3.52		0.69%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

Small-capitalization emerging markets stocks declined for the reporting period as global trade tensions weighed on investor sentiment, with South Korea detracting the most from the Index’s return. Trade disputes weighed on the country’s export-reliant economy, which posted its slowest first-half growth since the 2008 financial crisis. South Korean healthcare stocks were the most significant detractors from the Index’s performance. The pharmaceuticals, biotechnology, and life sciences industry was adversely affected by Japanese trade restrictions on South Korean exports, as well as the suspension of sales of an osteoarthritis drug following a mislabeling scandal. South Korea’s information technology sector also detracted from the Index’s return, as the semiconductor equipment industry struggled with Japanese trade restrictions on raw materials imported to South Korea.

Indian equities also detracted from the Index’s return as quarterly economic growth reached a six-year low. Consumer spending weakened amid continued high unemployment, rising inflation, and credit and liquidity shortages. The financials sector was the principal detractor, driven by weakness in the diversified financials industry. Stocks in the industry declined amid investor concerns regarding auditing irregularities. The consumer discretionary sector also detracted from the Index’s performance, particularly automobiles and components stocks. Sales of cars declined amid slowing wage growth and limited access to auto loans. Stricter safety and environmental regulations, higher insurance costs, and proposed registration fees all weighed on customer sentiment.

Chinese stocks also detracted from the Index’s return, driven by the information technology sector. Small-capitalization technology companies in the software and services industry were particularly affected by U.S. tariffs on Chinese goods. In addition, pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return.

On the upside, Brazilian equities contributed to the Index’s return, advancing during the reporting period amid signs of an economic upturn following efforts to rein in the country’s large deficit. The Brazilian consumer discretionary sector was the largest contributor, driven by the consumer durables industry, particularly homebuilding, reflecting optimism among consumers following the election of a new presidential administration.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	15.4%
Consumer Discretionary	14.0
Industrials	13.9
Materials	12.0
Financials	10.2
Real Estate	8.7
Health Care	8.1
Consumer Staples	6.4
Utilities	4.9
Communication Services	4.2
Energy	2.2

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
Taiwan	20.0%
South Korea	14.6
India	13.5
China	11.1
Brazil	8.7
South Africa	5.7
Thailand	5.1
Malaysia	3.2
Mexico	2.8
Saudi Arabia	2.5

(a)	Excludes money market funds.

FUND SUMMARY	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Adecoagro SA(a)(b)	1,064,563	$5,940,262
Arcos Dorados Holdings Inc., Class A	1,116,444	7,379,695
Banco BBVA Argentina SA, ADR	724,184	3,056,056
Banco Macro SA, ADR	416,428	9,706,937
Central Puerto SA, ADR(a)	991,459	2,756,256
Despegar.com Corp.(a)(b)	483,585	5,290,420
Globant SA(a)(b)	319,805	30,359,089
Grupo Financiero Galicia SA, ADR(b)	938,852	10,177,156
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	544,878	2,615,414
Pampa Energia SA, ADR(a)(b)	596,836	7,746,931
Telecom Argentina SA, ADR	878,633	7,854,979
Transportadora de Gas del Sur SA, Class B	804,327	6,032,452
YPF SA, ADR(b)	1,606,842	13,754,568

		112,670,215

Brazil — 5.1%
AES Tiete Energia SA	1,589,500	4,596,710
Aliansce Sonae Shopping Centers SA(a)	782,202	7,115,570
Alupar Investimento SA	1,670,424	10,506,345
Ambev SA	41,822,199	189,466,039
Anima Holding SA	422,700	2,148,178
Arezzo Industria e Comercio SA	432,912	5,183,797
Atacadao SA	3,424,000	18,478,099
B2W Cia. Digital(a)	1,637,874	18,629,320
B3 SA — Brasil, Bolsa, Balcao	18,928,328	205,214,920
Banco Bradesco SA	10,747,108	78,804,843
Banco BTG Pactual SA	1,938,100	27,475,412
Banco do Brasil SA	7,569,513	84,704,100
Banco Santander Brasil SA	3,621,263	37,332,608
BB Seguridade Participacoes SA	6,111,343	48,317,501
BK Brasil Operacao e Assessoria a Restaurantes SA	1,528,400	7,138,599
BR Malls Participacoes SA	6,850,165	22,346,504
BR Properties SA(a)	1,240,000	3,300,905
BRF SA(a)	5,025,558	46,385,650
Camil Alimentos SA	1,323,800	2,111,186
CCR SA	10,751,387	42,280,151
Centrais Eletricas Brasileiras SA	2,011,900	22,367,428
Cia. de Locacao das Americas	776,712	10,347,514
Cia. de Saneamento Basico do Estado de Sao Paulo	3,030,628	37,917,687
Cia. de Saneamento de Minas Gerais-COPASA	612,700	10,284,321
Cia. de Saneamento do Parana	498,702	10,548,026
Cia. Hering	1,290,600	10,353,659
Cia. Siderurgica Nacional SA	5,473,256	19,020,366
Cielo SA	11,106,618	20,830,620
Cosan Logistica SA(a)	1,419,223	6,869,092
Cosan SA	1,412,577	17,088,893
CVC Brasil Operadora e Agencia de Viagens SA	1,198,040	15,386,473
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,382,200	14,521,954
Dommo Energia SA(a)	1,438,470	1,893,731
Duratex SA	2,886,108	9,254,376
EcoRodovias Infraestrutura e Logistica SA	1,933,700	5,802,691
EDP — Energias do Brasil SA	2,764,200	13,445,724
Embraer SA	6,343,583	27,556,100
Enauta Participacoes SA	786,100	2,109,736

Security	Shares	Value

Brazil (continued)
Energisa SA	1,258,275	$14,460,936
Eneva SA(a)	1,168,200	7,590,671
Engie Brasil Energia SA	1,778,075	19,354,778
Equatorial Energia SA	1,594,176	36,947,446
Ez Tec Empreendimentos e Participacoes SA	827,006	7,817,355
Fleury SA	1,834,414	10,654,358
Grendene SA	2,285,500	4,452,416
Guararapes Confeccoes SA	919,800	4,696,718
Hypera SA	3,388,000	26,376,255
Iguatemi Empresa de Shopping Centers SA	746,100	8,305,648
Instituto Hermes Pardini SA	306,544	1,780,421
Iochpe Maxion SA	1,087,228	5,130,668
IRB Brasil Resseguros S/A	1,980,113	51,992,222
JBS SA	9,889,561	70,937,173
Klabin SA	6,286,924	22,912,994
Kroton Educacional SA	13,139,415	32,052,007
Light SA	1,857,700	9,103,728
Linx SA	1,387,900	10,707,674
Localiza Rent a Car SA	5,332,984	60,709,445
LOG Commercial Properties e Participacoes SA	339,572	2,013,338
Lojas Renner SA	7,330,036	89,669,745
M. Dias Branco SA	986,304	8,640,483
Magazine Luiza SA	5,594,968	49,136,390
Mahle-Metal Leve SA	405,400	2,323,187
Marfrig Global Foods SA(a)	2,056,713	4,156,032
Movida Participacoes SA	1,119,800	4,192,272
MRV Engenharia e Participacoes SA	2,624,692	12,513,052
Multiplan Empreendimentos Imobiliarios SA	2,406,033	15,133,052
Natura Cosmeticos SA	1,697,117	27,098,345
Notre Dame Intermedica Participacoes SA	3,022,979	41,026,248
Odontoprev SA	2,418,000	9,959,431
Omega Geracao SA(a)	697,300	5,163,685
Petrobras Distribuidora SA	5,994,612	41,780,365
Petroleo Brasileiro SA	26,450,479	180,958,095
Porto Seguro SA	859,698	11,650,716
Qualicorp Consultoria e Corretora de Seguros SA	2,007,100	13,886,789
Raia Drogasil SA	2,046,557	45,584,702
Rumo SA(a)	10,180,681	54,448,732
Santos Brasil Participacoes SA	3,374,900	5,537,443
Sao Martinho SA	1,645,311	7,103,322
Ser Educacional SA(c)	670,200	3,811,456
SLC Agricola SA	973,678	4,083,500
Smiles Fidelidade SA	608,100	5,444,969
Sul America SA	2,134,732	25,029,709
Suzano SA	4,834,354	34,021,348
TIM Participacoes SA	7,754,300	23,081,625
TOTVS SA	1,244,500	16,227,109
Transmissora Alianca de Energia Eletrica SA	1,852,200	12,595,426
Tupy SA	632,800	2,701,368
Ultrapar Participacoes SA	6,564,960	26,086,986
Vale SA	28,135,283	310,276,571
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	745,900	2,083,076
Via Varejo SA(a)	5,534,663	10,353,551
Vulcabras Azaleia SA(a)	964,000	1,700,682
WEG SA	7,705,259	41,955,454
Wiz Solucoes e Corretagem de Seguros SA	752,400	2,179,524
YDUQS Part(a)	2,328,024	17,724,126

		2,694,449,645

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.9%
AES Gener SA	28,300,929	$6,073,377
Aguas Andinas SA, Class A	23,899,750	13,186,756
Banco de Chile	361,939,615	51,711,049
Banco de Credito e Inversiones SA	445,348	28,162,099
Banco Santander Chile	550,993,287	39,475,632
Besalco SA	1,903,048	1,272,366
CAP SA	636,560	5,165,733
Cencosud SA	12,934,143	19,414,022
Cia. Cervecerias Unidas SA	1,314,773	14,965,416
Cia. Sud Americana de Vapores SA(a)	137,358,658	4,486,194
Colbun SA	75,453,309	13,475,210
Empresa Nacional de Telecomunicaciones SA(a)	1,383,831	12,085,743
Empresas CMPC SA	10,404,205	24,075,607
Empresas COPEC SA	3,505,922	31,676,452
Enel Americas SA	337,646,224	55,466,848
Enel Chile SA	255,751,868	22,115,814
Engie Energia Chile SA	5,110,416	8,757,365
Forus SA	505,463	983,493
Grupo Security SA	8,286,834	2,818,923
Inversiones Aguas Metropolitanas SA	4,571,605	6,417,179
Inversiones La Construccion SA	415,889	6,034,371
Itau CorpBanca	1,378,279,657	10,727,030
Latam Airlines Group SA	2,798,188	23,566,574
Parque Arauco SA	5,639,754	15,817,412
Ripley Corp. SA	4,920,953	3,419,584
SACI Falabella	6,532,915	36,771,906
Salfacorp SA	4,491,201	3,938,450
SMU SA	12,678,136	2,900,805
SONDA SA	4,606,128	5,402,970
Vina Concha y Toro SA	3,903,349	7,579,124

		477,943,504

China — 29.9%
21Vianet Group Inc., ADR(a)(b)	595,436	4,674,173
361 Degrees International Ltd.(b)	11,397,000	2,414,572
3SBio Inc.(a)(c)	11,604,500	17,891,014
500.com Ltd., ADR(a)(b)	162,529	1,503,393
51job Inc., ADR(a)(b)	224,363	16,138,431
58.com Inc., ADR(a)(b)	832,128	44,760,165
AAC Technologies Holdings Inc.(b)	6,612,500	28,609,284
Agile Group Holdings Ltd.(b)	11,924,500	15,249,286
Agricultural Bank of China Ltd., Class A	40,794,648	19,379,880
Agricultural Bank of China Ltd., Class H	245,599,000	94,661,882
AGTech Holdings Ltd.(a)(b)	39,524,000	1,790,733
Aier Eye Hospital Group Co. Ltd., Class A	2,173,205	10,257,212
Air China Ltd., Class H	16,688,000	14,461,577
Ajisen China Holdings Ltd.	6,763,000	2,080,166
AK Medical Holdings Ltd.(b)(c)	4,650,000	4,112,707
Alibaba Group Holding Ltd., ADR(a)(b)	12,624,078	2,209,592,373
Alibaba Health Information Technology Ltd.(a)(b)	31,630,000	29,993,670
Alibaba Pictures Group Ltd.(a)	129,560,000	21,330,560
Aluminum Corp. of China Ltd., Class H(a)	38,916,000	11,423,459
Angang Steel Co. Ltd., Class H(b)	13,354,800	4,636,048
Anhui Conch Cement Co. Ltd., Class A	2,319,663	12,779,700
Anhui Conch Cement Co. Ltd., Class H	10,713,000	60,364,751
ANTA Sports Products Ltd.	10,156,000	84,251,501
Anton Oilfield Services Group/Hong Kong(b)	18,394,000	1,878,053
Ascletis Pharma Inc.(a)(b)(c)	3,651,000	1,807,945
Asia Cement China Holdings Corp.	5,896,500	6,923,469
Autohome Inc., ADR(a)(b)	519,091	45,243,972

Security	Shares	Value

China (continued)
AviChina Industry & Technology Co. Ltd., Class H	22,563,000	$11,806,531
BAIC Motor Corp. Ltd., Class H(c)	14,983,000	8,452,061
Baidu Inc., ADR(a)	2,473,252	258,380,636
Bank of Beijing Co. Ltd., Class A	18,807,334	13,796,074
Bank of China Ltd., Class A	26,376,800	13,009,655
Bank of China Ltd., Class H	685,246,000	261,492,536
Bank of Communications Co. Ltd., Class A	24,121,880	18,233,809
Bank of Communications Co. Ltd., Class H	69,175,000	45,290,606
Bank of Jiangsu Co. Ltd., Class A	12,244,291	11,428,233
Bank of Nanjing Co. Ltd., Class A	3,456,285	3,766,805
Bank of Ningbo Co. Ltd., Class A	4,070,691	12,990,720
Bank of Shanghai Co. Ltd., Class A	9,218,297	11,617,862
Baoshan Iron & Steel Co. Ltd., Class A	12,209,180	9,911,323
Baozun Inc., ADR(a)(b)	344,816	15,778,780
BBMG Corp., Class H	22,620,000	6,437,823
Beijing Capital International Airport Co. Ltd., Class H	15,046,000	12,635,387
Beijing Capital Land Ltd., Class H(b)	11,254,000	3,777,498
Beijing Enterprises Holdings Ltd.	4,403,500	20,990,859
Beijing Enterprises Water Group Ltd.	49,496,000	26,026,089
Beijing Gas Blue Sky Holdings Ltd.(a)(b)	82,088,000	2,095,324
Beijing Sports and Entertainment Industry Group Ltd.(a)(b)	9,460,000	380,315
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	3,354,000	5,676,076
Bitauto Holdings Ltd., ADR(a)(b)	272,256	3,454,929
BOC Aviation Ltd.(b)(c)	2,227,700	19,361,786
BOE Technology Group Co. Ltd., Class A	17,202,600	8,797,194
Bosideng International Holdings Ltd.(b)	33,146,000	11,379,548
Brilliance China Automotive Holdings Ltd.(b)	27,040,000	28,747,050
BYD Co. Ltd., Class A	1,282,446	8,860,829
BYD Co. Ltd., Class H(b)	5,176,000	26,820,193
BYD Electronic International Co. Ltd.(b)	6,016,500	7,240,978
C&D International Investment Group Ltd.	2,046,000	2,112,495
Camsing International Holding Ltd.(b)(d)	4,108,000	542,116
Canvest Environmental Protection Group Co. Ltd.	7,781,000	3,704,127
CAR Inc.(a)(b)	7,107,000	5,043,160
CGN Power Co. Ltd., Class H(c)	91,228,000	24,101,279
Changyou.com Ltd., ADR	169,887	975,151
Chaowei Power Holdings Ltd.	6,988,000	2,568,544
China Agri-Industries Holdings Ltd.	23,737,200	6,695,197
China Aircraft Leasing Group Holdings Ltd.(b)	4,172,000	4,408,758
China Animal Healthcare Ltd.(a)(b)(d)	1,237,000	7,894
China Animation Characters Co. Ltd.(b)	7,452,000	1,902,149
China Aoyuan Group Ltd.	12,386,000	14,606,449
China BlueChemical Ltd., Class H	18,548,000	4,923,818
China Cinda Asset Management Co. Ltd., Class H	79,941,000	16,630,250
China CITIC Bank Corp. Ltd., Class H	78,272,000	40,957,354
China Coal Energy Co. Ltd., Class H	17,839,000	7,080,640
China Communications Construction Co. Ltd., Class H	40,258,000	31,239,018
China Communications Services Corp. Ltd., Class H	21,428,000	12,005,707
China Conch Venture Holdings Ltd.	14,393,500	47,945,574
China Construction Bank Corp., Class A	4,035,811	3,890,889
China Construction Bank Corp., Class H	846,559,000	628,813,439

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Datang Corp. Renewable Power Co. Ltd., Class H	30,062,000	$2,839,169
China Dili Group(a)(b)	7,419,200	2,177,843
China Ding Yi Feng Holdings Ltd.(d)	9,096,000	127,698
China Dongxiang Group Co. Ltd.	43,615,000	4,675,809
China Eastern Airlines Corp. Ltd., Class H(a)(b)	13,902,000	6,547,044
China Education Group Holdings Ltd.(b)	5,395,000	8,028,448
China Everbright Bank Co. Ltd., Class A	27,329,944	14,358,054
China Everbright Bank Co. Ltd., Class H	15,039,000	6,276,367
China Everbright Greentech Ltd.(b)(c)	6,179,000	3,785,306
China Everbright International Ltd.(b)	32,830,148	25,768,525
China Everbright Ltd.	8,444,000	9,645,236
China Everbright Water Ltd.(b)	9,426,100	2,140,442
China Evergrande Group(b)	17,626,000	36,532,668
China Fiber Optic Network System Group Ltd.(a)(d)	10,394,800	13
China First Capital Group Ltd.(a)	28,472,000	10,901,364
China Foods Ltd.(b)	9,536,000	4,137,964
China Fortune Land Development Co. Ltd., Class A	2,099,177	7,825,352
China Galaxy Securities Co. Ltd., Class H	31,352,000	14,965,060
China Gas Holdings Ltd.	16,034,000	66,302,284
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A(b)	8,252,000	4,360,147
China Harmony New Energy Auto Holding Ltd.(b)	6,193,000	1,817,902
China High Speed Transmission Equipment Group Co. Ltd.(b)	4,550,000	2,485,403
China Hongqiao Group Ltd.	17,392,000	11,409,175
China Huarong Asset Management Co. Ltd., Class H(c)	92,523,000	14,524,340
China Huishan Dairy Holdings Co. Ltd.(a)(d)	16,599,187	36,014
China Huiyuan Juice Group Ltd.(a)(b)(d)	10,877,000	1,624,189
China International Capital Corp. Ltd., Class H(b)(c)	10,578,800	18,307,865
China International Travel Service Corp. Ltd., Class A	1,074,038	14,328,510
China Jinmao Holdings Group Ltd.	44,870,000	25,082,555
China Life Insurance Co. Ltd., Class A	1,105,698	4,457,089
China Life Insurance Co. Ltd., Class H	65,868,000	154,175,515
China Lilang Ltd.	4,833,000	3,947,648
China Literature Ltd.(a)(b)(c)	2,613,400	8,038,306
China LNG Group Ltd.(a)(b)	24,616,000	1,696,496
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	10,469,000	4,141,985
China Longyuan Power Group Corp. Ltd., Class H	28,356,000	15,597,818
China Lumena New Materials Corp.(a)(b)(d)	2,584,000	3
China Maple Leaf Educational Systems Ltd.(b)	14,136,000	4,329,915
China Medical System Holdings Ltd.	12,605,000	15,733,426
China Mengniu Dairy Co. Ltd.	26,155,000	103,814,188
China Merchants Bank Co. Ltd., Class A	9,023,712	43,221,021
China Merchants Bank Co. Ltd., Class H(b)	35,345,464	161,043,612
China Merchants Land Ltd.	25,316,000	3,295,618
China Merchants Port Holdings Co. Ltd.	12,228,270	19,102,404
China Merchants Securities Co. Ltd., Class A	4,932,705	11,013,641
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,512,997	12,453,778
China Metal Recycling Holdings Ltd.(a)(d)	62,400	0	(e)
China Metal Resources Utilization Ltd.(a)(b)(c)	4,800,000	2,150,255

Security	Shares	Value

China (continued)
China Minsheng Banking Corp. Ltd., Class A	23,545,615	$19,114,157
China Minsheng Banking Corp. Ltd., Class H	56,945,220	37,501,495
China Mobile Ltd.	54,509,500	451,848,612
China Molybdenum Co. Ltd., Class A	7,776,097	3,900,543
China Molybdenum Co. Ltd., Class H(b)	35,880,000	9,753,795
China National Building Material Co. Ltd., Class H	34,056,850	29,208,910
China National Nuclear Power Co. Ltd., Class A	5,975,900	4,500,503
China New Higher Education Group Ltd.(b)(c)	6,117,000	2,552,865
China Oil and Gas Group Ltd.(b)	70,688,000	2,390,744
China Oilfield Services Ltd., Class H	14,708,000	18,208,197
China Oriental Group Co. Ltd.	10,230,000	4,047,426
China Overseas Grand Oceans Group Ltd.	14,181,500	6,732,970
China Overseas Land & Investment Ltd.	33,138,000	104,886,495
China Overseas Property Holdings Ltd.	12,090,000	6,172,028
China Pacific Insurance Group Co. Ltd., Class A	3,195,541	16,877,386
China Pacific Insurance Group Co. Ltd., Class H(b)	22,828,600	91,485,133
China Petroleum & Chemical Corp., Class A	17,550,010	12,211,688
China Petroleum & Chemical Corp., Class H	221,720,200	129,885,164
China Power International Development Ltd.	38,582,000	8,370,960
China Railway Construction Corp. Ltd., Class A	8,092,712	10,289,741
China Railway Construction Corp. Ltd., Class H	16,550,500	17,869,939
China Railway Group Ltd., Class A	7,892,997	6,628,044
China Railway Group Ltd., Class H	33,491,000	21,927,397
China Railway Signal & Communication Corp. Ltd., Class H(c)	13,217,000	7,928,159
China Reinsurance Group Corp., Class H	44,609,000	7,287,424
China Renewable Energy Investment Ltd.(a)(d)	8,046	0	(e)
China Resources Beer Holdings Co. Ltd.	13,382,000	76,001,583
China Resources Cement Holdings Ltd.	21,388,000	18,971,278
China Resources Gas Group Ltd.(b)	8,134,000	40,226,984
China Resources Land Ltd.	24,939,777	101,537,122
China Resources Medical Holdings Co. Ltd.(b)	9,759,000	6,974,851
China Resources Pharmaceutical Group Ltd.(c)	14,754,000	15,252,337
China Resources Power Holdings Co. Ltd.	17,088,000	22,593,972
China SCE Group Holdings Ltd.	16,407,200	7,957,189
China Shenhua Energy Co. Ltd., Class A	1,777,892	4,642,839
China Shenhua Energy Co. Ltd., Class H	30,082,500	58,818,547
China Shineway Pharmaceutical Group Ltd.	3,188,000	2,970,180
China Shipbuilding Industry Co. Ltd., Class A	12,337,119	10,480,604
China South City Holdings Ltd.	33,326,000	4,125,689
China Southern Airlines Co. Ltd., Class A	3,425,300	3,144,365
China Southern Airlines Co. Ltd., Class H(b)	14,896,000	8,383,973
China State Construction Engineering Corp. Ltd., Class A	22,388,399	17,111,156
China State Construction International Holdings Ltd.(b)	18,078,000	16,312,157
China Suntien Green Energy Corp. Ltd., Class H	17,158,000	4,423,435
China Taiping Insurance Holdings Co. Ltd.	14,388,708	32,430,534
China Telecom Corp. Ltd., Class H	122,064,000	54,680,983
China Tian Lun Gas Holdings Ltd.(b)	2,811,000	2,705,041
China Tower Corp. Ltd., Class H(c)	389,194,000	88,912,079
China Traditional Chinese Medicine Holdings Co. Ltd.	20,734,000	9,738,061
China Travel International Investment Hong Kong Ltd.(b)	24,952,000	3,821,450
China Unicom Hong Kong Ltd.	54,510,000	54,333,642

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China United Network Communications Ltd., Class A	17,796,904	$14,546,862
China Vanke Co. Ltd., Class A	4,834,743	17,428,583
China Vanke Co. Ltd., Class H	12,570,787	43,478,380
China Vast Industrial Urban Development Co. Ltd.(c)	2,262,000	880,509
China Water Affairs Group Ltd.(b)	8,118,000	6,547,986
China Yangtze Power Co. Ltd., Class A	9,896,073	25,746,106
China Youzan Ltd.(a)(b)	98,884,000	6,436,323
China Yuchai International Ltd.	130,951	1,697,125
China Yuhua Education Corp Ltd.(b)(c)	11,030,000	6,095,439
China ZhengTong Auto Services Holdings Ltd.	10,396,500	3,741,777
China Zhongwang Holdings Ltd.(b)	15,258,800	6,270,726
Chinasoft International Ltd.(b)	18,424,000	7,665,547
Chongqing Rural Commercial Bank Co. Ltd., Class H	20,262,000	9,800,836
Chongqing Zhifei Biological Products Co. Ltd., Class A	530,967	3,545,468
CIFI Holdings Group Co. Ltd.	23,788,000	12,811,854
CIMC Enric Holdings Ltd.	6,734,000	3,893,256
CITIC Ltd.	51,193,000	60,697,093
CITIC Resources Holdings Ltd.	37,150,000	2,346,960
CITIC Securities Co. Ltd., Class A	5,593,845	17,445,106
CITIC Securities Co. Ltd., Class H	16,684,500	29,896,607
Citychamp Watch & Jewellery Group Ltd.(a)(b)	11,898,000	2,642,195
CNOOC Ltd.	158,236,000	236,283,153
COFCO Meat Holdings Ltd.(a)	12,456,000	3,576,866
Colour Life Services Group Co. Ltd.(b)	3,557,000	1,874,889
Comba Telecom Systems Holdings Ltd.(b)	17,649,524	3,784,285
Concord New Energy Group Ltd.	104,420,000	4,864,275
Consun Pharmaceutical Group Ltd.	4,392,000	2,393,491
Contemporary Amperex Technology Co. Ltd., Class A	292,177	2,950,347
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	11,174,000	6,331,888
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	24,945,000	8,914,216
COSCO SHIPPING International Hong Kong Co. Ltd.(b)	11,752,000	3,419,702
COSCO SHIPPING Ports Ltd.	15,382,000	13,486,869
Country Garden Holdings Co. Ltd.(b)	66,553,733	82,816,836
Country Garden Services Holdings Co. Ltd.	11,652,000	33,757,318
CPMC Holdings Ltd.(b)	6,642,000	2,788,922
CRRC Corp. Ltd., Class A	15,573,246	15,840,887
CRRC Corp. Ltd., Class H	35,735,750	24,582,909
CSPC Pharmaceutical Group Ltd.	41,538,000	83,125,303
CT Environmental Group Ltd.(a)(d)	33,362,000	1,149,628
Ctrip.com International Ltd., ADR(a)	3,674,864	118,992,096
Dah Chong Hong Holdings Ltd.	12,314,000	3,441,794
Dali Foods Group Co. Ltd.(c)	17,595,500	11,722,324
Daqin Railway Co. Ltd., Class A	10,033,939	10,851,291
Daqo New Energy Corp., ADR(a)(b)	93,515	4,825,374
Datang International Power Generation Co. Ltd., Class H	28,274,000	6,206,651
Dawnrays Pharmaceutical Holdings Ltd.	14,254,000	2,455,908
Digital China Holdings Ltd.(a)(b)	8,405,000	4,237,175
Dongfeng Motor Group Co. Ltd., Class H	24,170,000	22,456,891
Dongyue Group Ltd.	10,860,000	5,128,297
East Money Information Co. Ltd., Class A	3,643,800	7,367,023
ENN Energy Holdings Ltd.	7,111,000	81,226,046

Security	Shares	Value

China (continued)
Fang Holdings Ltd., ADR(a)(b)	423,264	$876,156
Fanhua Inc., ADR . .	443,809	12,093,795
Fantasia Holdings Group Co. Ltd.(b)	20,731,500	3,095,695
Far East Horizon Ltd	19,630,000	17,562,240
FingerTango Inc.(a)	9,464,000	917,973
Focus Media Information Technology Co. Ltd., Class A	9,950,999	7,466,378
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,070,080	17,144,903
Fosun International Ltd.	23,064,500	29,671,956
Founder Securities Co. Ltd., Class A	3,328,500	3,083,409
Foxconn Industrial Internet Co. Ltd., Class A	1,670,997	3,317,712
Fu Shou Yuan International Group Ltd.	9,131,000	8,856,733
Fufeng Group Ltd.	15,472,400	7,365,600
Future Land Development Holdings Ltd.(b)	15,532,000	12,290,249
Fuyao Glass Industry Group Co. Ltd., Class H(c)	4,838,800	13,802,470
GCL New Energy Holdings Ltd.(a)	90,230,000	3,051,676
GCL-Poly Energy Holdings Ltd.(a)(b)	123,848,000	4,820,926
GDS Holdings Ltd., ADR(a)(b)	598,401	24,139,496
Geely Automobile Holdings Ltd.	44,224,000	68,407,267
Gemdale Corp., Class A	1,802,680	2,828,573
Gemdale Properties & Investment Corp. Ltd.	41,760,000	4,636,832
Genertec Universal Medical Group Co. Ltd.(b)(c)	8,697,000	6,127,032
Genscript Biotech Corp.(a)(b)	8,264,000	18,541,752
GF Securities Co. Ltd., Class A(a)	2,357,385	4,374,189
GF Securities Co. Ltd., Class H(a)	12,611,200	12,956,685
Glorious Property Holdings Ltd.(a)	40,927,000	1,775,949
Glory Sun Financial Group Ltd.(b)	110,712,000	4,733,486
GOME Retail Holdings Ltd.(a)(b)	91,350,000	8,277,677
Goodbaby International Holdings Ltd.(a)(b)	9,300,000	1,768,523
Grand Baoxin Auto Group Ltd.(a)(b)	6,809,000	1,303,515
Great Wall Motor Co. Ltd., Class H(b)	27,482,500	17,467,356
Greatview Aseptic Packaging Co. Ltd.	9,447,000	5,208,579
Gree Electric Appliances Inc. of Zhuhai, Class A	1,568,602	12,163,953
Greenland Holdings Corp. Ltd., Class A	3,322,247	3,077,616
Greenland Hong Kong Holdings Ltd.	8,143,000	2,826,799
Greentown Service Group Co. Ltd.(b)	9,778,000	8,947,687
Guangdong Investment Ltd.	27,072,000	57,078,425
Guangzhou Automobile Group Co. Ltd., Class H	26,415,200	26,633,154
Guangzhou R&F Properties Co. Ltd., Class H	8,690,800	13,997,830
Guorui Properties Ltd.(b)	10,419,000	1,808,450
Guotai Junan Securities Co. Ltd., Class A	6,249,825	14,923,782
Guotai Junan Securities Co. Ltd., Class H(c)	4,980,600	7,106,652
Haidilao International Holding Ltd.(c)	2,320,000	10,807,430
Haier Electronics Group Co. Ltd.	10,966,000	28,550,913
Haier Smart Home Co. Ltd., Class A	4,062,105	9,030,053
Haitian International Holdings Ltd.	6,091,000	11,474,045
Haitong Securities Co. Ltd., Class A	6,402,598	12,220,133
Haitong Securities Co. Ltd., Class H	24,238,400	23,108,202
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	4,521,632	19,534,562
Hangzhou Steam Turbine Co. Ltd., Class B	3,485,059	3,131,298
Harbin Electric Co. Ltd., Class H(a)(b)	6,036,000	1,479,081
HC Group Inc.(a)(b)	6,983,000	2,121,097
Hengan International Group Co. Ltd.	6,316,500	41,597,555
Hengli Petrochemical Co. Ltd., Class A	2,374,187	4,551,327
HengTen Networks Group Ltd.(a)(b)	218,528,000	3,486,251
Hi Sun Technology China Ltd.(a)	30,159,000	5,157,786
Hope Education Group Co. Ltd.(b)(c)	17,160,000	2,956,601
Hua Han Health Industry Holdings Ltd.(a)(b)(d)	22,424,288	744,104

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hua Hong Semiconductor Ltd.(b)(c)	4,137,000	$6,927,251
Huabao International Holdings Ltd.	9,886,000	3,759,919
Huadian Power International Corp. Ltd., Class H	15,968,000	6,236,107
Huaneng Power International Inc., Class H	34,424,000	18,935,649
Huaneng Renewables Corp. Ltd., Class H(d)	43,054,000	11,923,804
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	2,124,386	2,124,386
Huatai Securities Co. Ltd., Class A	4,012,851	10,630,663
Huatai Securities Co. Ltd., Class H(b)(c)	13,707,000	19,977,913
Huaxia Bank Co. Ltd., Class A	12,617,312	12,763,635
Huayu Automotive Systems Co. Ltd., Class A	1,276,770	4,447,377
Huazhu Group Ltd., ADR(b)	1,164,418	38,460,727
Hundsun Technologies Inc., Class A	320,672	3,329,039
Hutchison China MediTech Ltd., ADR(a)(b)	532,665	11,606,770
Iflytek Co. Ltd., Class A(a)	876,369	4,028,579
IGG Inc.	8,567,000	5,794,904
IMAX China Holding Inc.(b)(c)	1,293,800	2,800,494
Industrial & Commercial Bank of China Ltd., Class A	27,979,435	21,071,560
Industrial & Commercial Bank of China Ltd., Class H	569,830,000	359,991,385
Industrial Bank Co. Ltd., Class A	10,513,278	25,221,878
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	19,440,300	4,074,396
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,169,216	12,686,606
Inner Mongolia Yitai Coal Co. Ltd., Class B	9,969,895	8,873,207
Inspur International Ltd.(b)	4,680,000	2,060,661
iQIYI Inc., ADR(a)(b)	1,122,855	20,537,018
JD.com Inc., ADR(a)(b)	6,530,591	199,183,025
Jiangsu Expressway Co. Ltd., Class H	10,514,000	13,955,420
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,092,473	23,404,005
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	745,945	11,671,220
Jiangxi Copper Co. Ltd., Class H	11,341,000	12,766,197
Jiayuan International Group Ltd.(b)	10,938,000	4,369,421
Jinchuan Group International Resources Co. Ltd.(b)	29,145,000	2,417,792
JinkoSolar Holding Co. Ltd., ADR(a)(b)	295,339	6,459,064
JNBY Design Ltd.	1,613,000	2,309,770
Jumei International Holding Ltd., ADR(a)(b)	1,014,248	1,927,071
Kaisa Group Holdings Ltd.	21,734,000	7,517,104
Kama Co. Ltd., Class B(a)	4,050,424	1,826,741
Kasen International Holdings Ltd.(a)(b)	5,528,000	5,813,489
Kingboard Holdings Ltd.	6,054,200	14,186,362
Kingboard Laminates Holdings Ltd.	9,994,000	7,895,354
Kingdee International Software Group Co. Ltd.(b)	20,553,000	18,624,095
Kingsoft Corp. Ltd.(a)(b)	7,248,000	13,376,056
Konka Group Co. Ltd., Class B	8,960,418	2,847,536
Kunlun Energy Co. Ltd.	28,524,000	24,864,099
Kweichow Moutai Co. Ltd., Class A	515,263	82,217,458
KWG Group Holdings Ltd.	11,191,000	9,755,088
Launch Tech Co. Ltd., Class H	3,403,200	2,063,111
Lee & Man Paper Manufacturing Ltd.	12,948,000	6,857,920
Lee’s Pharmaceutical Holdings Ltd.	3,396,000	1,646,997
Legend Holdings Corp., Class H(c)	3,459,300	7,443,675
Lenovo Group Ltd.	63,772,000	41,997,297
Li Ning Co. Ltd.	17,926,000	52,963,416
Lifetech Scientific Corp.(a)(b)	28,174,000	5,177,887

Security	Shares	Value

China (continued)
Logan Property Holdings Co. Ltd.(b)	11,946,000	$16,862,394
Longfor Group Holdings Ltd.(c)	15,522,000	55,369,562
LONGi Green Energy Technology Co. Ltd., Class A	1,812,458	7,002,161
Lonking Holdings Ltd.	19,002,000	4,535,055
Luthai Textile Co. Ltd., Class B	3,290,521	3,225,280
Luxshare Precision Industry Co. Ltd., Class A	2,861,179	9,786,455
Luye Pharma Group Ltd.(b)(c)	10,722,000	8,333,639
Luzhou Laojiao Co. Ltd., Class A	742,798	10,054,809
Maanshan Iron & Steel Co. Ltd., Class H(b)	16,072,000	6,030,577
Meitu Inc.(a)(b)(c)	20,293,500	5,128,186
Meituan Dianping, Class B(a)(b)	9,172,100	87,034,483
Metallurgical Corp. of China Ltd., Class H	23,991,000	5,358,312
Midea Group Co. Ltd., Class A	1,891,836	13,951,531
MMG Ltd.(a)	23,467,999	4,852,133
Momo Inc., ADR	1,322,634	48,646,479
Muyuan Foodstuff Co. Ltd., Class A	1,218,731	13,690,928
NARI Technology Co. Ltd., Class A	2,927,346	7,076,021
NetDragon Websoft Holdings Ltd.(b)	2,181,000	5,594,913
NetEase Inc., ADR	623,420	158,972,100
New China Life Insurance Co. Ltd., Class A	1,427,922	9,622,562
New China Life Insurance Co. Ltd., Class H	7,035,200	27,789,370
New Hope Liuhe Co. Ltd., Class A	1,679,000	4,576,958
New Oriental Education & Technology Group Inc., ADR(a)	1,290,024	146,288,722
Nexteer Automotive Group Ltd.	7,979,000	6,201,651
Nine Dragons Paper Holdings Ltd.(b)	15,098,000	11,445,835
NIO Inc., ADR(a)(b)	5,841,131	16,705,635
Noah Holdings Ltd., ADR(a)(b)	285,051	8,551,530
OneSmart International Education Group Ltd., ADR(a)(b)	717,734	5,397,360
Orient Securities Co. Ltd./China, Class A	2,376,168	3,303,461
Panda Green Energy Group Ltd.(a)(b)	49,746,852	1,650,747
PAX Global Technology Ltd.(b)	11,377,000	5,082,032
People’s Insurance Co. Group of China Ltd. (The), Class H	72,497,000	28,405,341
PetroChina Co. Ltd., Class A	6,453,000	5,518,005
PetroChina Co. Ltd., Class H	186,432,000	92,557,509
PICC Property & Casualty Co. Ltd., Class H	60,481,040	69,393,779
Pinduoduo Inc., ADR(a)(b)	1,709,506	56,020,512
Ping An Bank Co. Ltd., Class A	8,780,442	17,371,952
Ping An Insurance Group Co. of China Ltd., Class A	4,792,036	58,465,919
Ping An Insurance Group Co. of China Ltd., Class H	49,159,500	564,038,499
Poly Developments and Holdings Group Co. Ltd., Class A	6,093,011	11,450,468
Poly Property Group Co. Ltd.	19,932,000	6,995,603
Postal Savings Bank of China Co. Ltd., Class H(c)	68,678,000	41,371,497
Pou Sheng International Holdings Ltd.	20,617,000	6,288,759
Power Construction Corp. of China Ltd., Class A	5,803,044	3,794,641
Powerlong Real Estate Holdings Ltd.	10,608,000	6,227,775
Q Technology Group Co. Ltd.(a)(b)	3,740,000	3,451,052
Realord Group Holdings Ltd.(a)(b)	5,610,000	3,264,896
Redco Properties Group Ltd.(b)(c)	8,042,000	3,889,958
Redsun Properties Group Ltd.(b)	6,678,000	2,054,022
RISE Education Cayman Ltd., ADR(a)(b)	250,923	2,077,642
Road King Infrastructure Ltd.	3,877,000	6,818,465
Ronshine China Holdings Ltd.	5,193,500	5,952,208

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
SAIC Motor Corp. Ltd., Class A	4,153,772	$14,555,904
Sany Heavy Equipment International Holdings Co. Ltd.	12,517,000	5,080,062
Sany Heavy Industry Co. Ltd., Class A	5,272,616	9,923,451
SDIC Power Holdings Co. Ltd., Class A	2,782,154	3,766,812
Seaspan Corp.	767,187	7,963,401
Seazen Holdings Co. Ltd., Class A	898,700	3,112,865
Semiconductor Manufacturing International Corp.(a)(b)	26,736,200	29,413,625
Shaanxi Coal Industry Co. Ltd., Class A	3,383,893	4,207,999
Shandong Airlines Co. Ltd., Class B	1,893,453	1,783,415
Shandong Gold Mining Co. Ltd., Class A	1,044,921	5,822,474
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	17,916,000	18,498,273
Shang Gong Group Co. Ltd., Class B(a)	4,632,460	2,316,230
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	5,029,327	3,072,919
Shanghai Electric Group Co. Ltd., Class H	26,984,000	8,506,382
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	5,072,500	15,084,106
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(b)	2,576,000	2,580,816
Shanghai Haixin Group Co., Class B	5,836,310	2,293,670
Shanghai Haohai Biological Technology Co. Ltd., Class H(b)(c)	419,300	1,872,986
Shanghai Industrial Holdings Ltd.	4,414,000	8,607,901
Shanghai Industrial Urban Development Group Ltd.(b)	20,742,000	3,017,846
Shanghai International Airport Co. Ltd., Class A	383,603	4,504,937
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	2,919,041	2,723,465
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	9,836,852	11,027,111
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,692,500	14,530,174
Shanghai Pudong Development Bank Co. Ltd., Class A	14,383,466	22,669,484
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	347,014	3,721,297
Sheng Ye Capital Ltd.(b)	3,032,000	2,805,490
Shenwan Hongyuan Group Co. Ltd., Class A	18,315,772	12,232,694
Shenzhen International Holdings Ltd.	8,763,750	16,598,371
Shenzhen Investment Ltd.	26,360,000	9,991,794
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	161,400	4,202,444
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,337,800	3,175,970
Shenzhou International Group Holdings Ltd.	6,991,000	95,023,388
Shimao Property Holdings Ltd.	10,065,500	28,518,713
Shougang Concord International Enterprises Co. Ltd.(b)	186,826,000	7,272,417
Shougang Fushan Resources Group Ltd.	25,594,000	5,389,689
Shui On Land Ltd.	38,261,666	7,959,634
Sihuan Pharmaceutical Holdings Group Ltd.	35,534,000	6,349,123
Silver Grant International Holdings Group Ltd.(a)(b)	12,788,000	2,105,397
SINA Corp./China(a)	570,965	23,506,629
Sino Biopharmaceutical Ltd.	61,229,000	91,116,560
Sinofert Holdings Ltd.(b)	29,856,000	3,276,964
Sino-Ocean Group Holding Ltd.	27,066,000	9,672,165

Security	Shares	Value

China (continued)
Sinopec Engineering Group Co. Ltd., Class H	12,430,000	$8,122,368
Sinopec Kantons Holdings Ltd.	10,298,000	4,087,473
Sinopec Shanghai Petrochemical Co. Ltd., Class H	31,127,000	8,978,159
Sinopharm Group Co. Ltd., Class H	10,520,000	38,063,647
Sinosoft Technology Group Ltd.(b)	7,851,600	1,753,629
Sinotrans Ltd., Class H	18,842,000	6,083,999
Sinotruk Hong Kong Ltd.(b)	6,185,500	9,552,164
Skyfame Realty Holdings Ltd.	25,602,000	3,430,874
Skyworth Group Ltd.	16,764,000	3,872,557
SMI Holdings Group Ltd.(a)(b)(d)	15,427,999	3,209,511
SOHO China Ltd.	20,761,000	6,094,214
Sohu.com Ltd., ADR(a)(b)	302,546	3,306,828
Springland International Holdings Ltd.	6,825,000	1,289,157
SSY Group Ltd.	14,660,411	12,985,157
Sun Art Retail Group Ltd.	21,138,000	20,584,012
Sunac China Holdings Ltd.	21,448,000	85,952,408
Suning.com Co. Ltd., Class A	7,891,350	11,841,987
Sunny Optical Technology Group Co. Ltd.	6,300,800	87,411,151
Superb Summit International Group Ltd.(a)(b)(d)	6,035,000	7,702
TAL Education Group, ADR(a)(b)	3,400,399	121,156,216
Tarena International Inc., ADR(a)	416,489	487,292
TCL Electronics Holdings Ltd.	7,159,000	3,152,195
Tencent Holdings Ltd.	50,682,200	2,100,937,234
Tencent Music Entertainment Group, ADR(a)(b)	797,119	10,601,683
Texhong Textile Group Ltd.	2,310,500	1,949,167
Tian Ge Interactive Holdings Ltd.(a)(b)(c)	7,655,000	1,631,561
Tiangong International Co. Ltd.	9,470,000	2,924,873
Tianjin Development Holdings Ltd.	10,682,000	2,931,113
Tianjin Port Development Holdings Ltd.	43,460,000	3,771,727
Tianneng Power International Ltd.(b)	6,428,000	5,078,180
Tibet Water Resources Ltd.(a)(b)	19,530,000	3,788,676
Tingyi Cayman Islands Holding Corp.	17,646,000	24,322,691
Tong Ren Tang Technologies Co. Ltd., Class H	5,903,000	6,411,268
Tongda Group Holdings Ltd.(b)	38,950,000	2,684,373
Towngas China Co. Ltd.	10,172,000	7,036,347
TravelSky Technology Ltd., Class H	8,387,000	16,848,179
Truly International Holdings Ltd.(a)(b)	17,994,000	2,319,480
Tsaker Chemical Group Ltd.(c)	4,004,500	1,262,371
Tsingtao Brewery Co. Ltd., Class H(b)	3,566,000	24,098,438
Tuniu Corp., ADR(a)(b)	375,348	1,163,579
Uni-President China Holdings Ltd.	11,303,000	12,564,739
Vinda International Holdings Ltd.(b)	2,785,000	4,890,860
Vipshop Holdings Ltd., ADR(a)	3,876,832	32,449,084
Wanhua Chemical Group Co. Ltd., Class A	2,095,778	13,092,390
Want Want China Holdings Ltd.	44,465,000	34,673,773
Wasion Holdings Ltd.	6,740,000	2,417,173
Weibo Corp., ADR(a)(b)	493,447	20,413,902
Weichai Power Co. Ltd., Class A	2,385,900	3,860,378
Weichai Power Co. Ltd., Class H	18,481,000	28,304,032
Wens Foodstuffs Group Co. Ltd., Class A	2,489,404	14,431,378
West China Cement Ltd.	26,642,000	4,522,307
Wisdom Education International Holdings Co. Ltd.(b)	6,272,000	3,025,795
Wise Talent Information Technology Co. Ltd.(a)	1,177,000	2,782,012
Wuliangye Yibin Co. Ltd., Class A	1,651,776	32,657,022
WuXi AppTec Co. Ltd., Class A	827,300	10,021,924
WuXi AppTec Co. Ltd., Class H(b)(c)	1,370,040	15,369,641
Wuxi Biologics Cayman Inc.(a)(c)	4,920,000	51,866,477
Xiamen International Port Co. Ltd., Class H	22,386,000	2,742,770

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Xiaomi Corp., Class B(a)(b)(c)	69,412,200	$75,566,001
Xingda International Holdings Ltd.	11,911,000	3,025,122
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	7,364,234	8,675,028
Xinyi Solar Holdings Ltd.	28,972,800	18,303,632
Xtep International Holdings Ltd.	10,410,500	5,952,388
Yadea Group Holdings Ltd.(b)(c)	11,028,000	2,125,276
Yanzhou Coal Mining Co. Ltd., Class H(b)	16,152,000	13,997,088
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	1,167,200	5,578,773
Yihai International Holding Ltd.	4,375,000	26,243,244
Yintech Investment Holdings Ltd., ADR(a)(b)	208,537	1,153,210
Yirendai Ltd., ADR(a)(b)	126,001	1,198,269
Yonghui Superstores Co. Ltd., Class A	5,920,621	8,148,403
Yonyou Network Technology Co. Ltd., Class A	990,100	4,436,567
Youyuan International Holdings Ltd.(a)(b)(d)	5,307,000	176,102
Yuexiu Property Co. Ltd.	57,338,880	12,367,374
Yuexiu REIT	13,693,000	9,017,578
Yuexiu Transport Infrastructure Ltd.	10,432,000	8,108,238
Yum China Holdings Inc.	3,236,570	147,037,375
Yunnan Baiyao Group Co. Ltd., Class A	690,524	7,400,194
Yuzhou Properties Co. Ltd.	15,165,400	6,387,184
YY Inc., ADR(a)(b)	491,162	28,069,908
Zai Lab Ltd., ADR(a)(b)	330,577	10,780,116
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	243,300	3,389,611
Zhaojin Mining Industry Co. Ltd., Class H	11,790,500	15,439,072
Zhejiang Expressway Co. Ltd., Class H	12,796,000	10,713,211
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	3,136,200	7,084,654
Zhongsheng Group Holdings Ltd.(b)	4,981,500	15,576,426
Zhuguang Holdings Group Co. Ltd.(a)	16,334,000	2,105,501
Zhuzhou CRRC Times Electric Co. Ltd., Class H	4,864,200	19,369,019
Zijin Mining Group Co. Ltd., Class A	7,518,800	3,845,020
Zijin Mining Group Co. Ltd., Class H	50,212,000	18,776,591
ZTE Corp., Class A(a)	1,369,800	5,514,034
ZTE Corp., Class H(a)	6,660,640	16,576,475
ZTO Express Cayman Inc., ADR	2,804,542	57,521,156

		15,843,413,908

Colombia — 0.3%
Almacenes Exito SA	1,666,944	8,556,168
Bancolombia SA	1,850,240	21,381,752
Cementos Argos SA	4,337,596	9,726,347
Corp. Financiera Colombiana SA(a)	950,241	7,296,741
Ecopetrol SA	43,463,774	34,771,019
Grupo Argos SA/Colombia	2,741,387	14,407,289
Grupo de Inversiones Suramericana SA	2,358,656	23,070,066
Interconexion Electrica SA ESP	3,983,298	21,143,462

		140,352,844

Czech Republic — 0.1%
Central European Media Enterprises Ltd., Class A(a)	780,681	3,582,944
CEZ AS	1,431,375	31,571,547
Komercni Banka AS	652,897	23,207,469
Moneta Money Bank AS(c)	4,451,317	14,415,730

		72,777,690

Egypt — 0.2%
Alexandria Mineral Oils Co.	2,933,118	783,346

Security	Shares	Value

Egypt (continued)
Commercial International Bank Egypt SAE	11,883,808	$57,573,639
Eastern Co. SAE	8,521,452	7,893,285
Egyptian Financial Group-Hermes Holding Co.	7,247,443	8,749,481
EISewedy Electric Co.	6,626,213	5,669,316
Ezz Steel Co. SAE(a)	3,394,517	2,225,408
Heliopolis Housing	2,244,887	3,883,451
Juhayna Food Industries	2,201,614	1,330,280
Medinet Nasr Housing(a)	9,907,503	3,220,687
Oriental Weavers	2,364,462	1,632,979
Palm Hills Developments SAE(a)	16,218,609	2,332,344
Pioneers Holding For Financial Investments SAE(a)	4,803,828	1,663,198
Sidi Kerir Petrochemicals Co.	1,228,051	740,541
Six of October Development & Investment	3,537,524	3,563,174
Talaat Moustafa Group	6,335,253	4,428,935
Telecom Egypt Co.	5,401,404	4,396,188

		110,086,252

Greece — 0.4%
Alpha Bank AE(a)	13,614,494	24,423,535
Athens Water Supply & Sewage Co. SA	424,772	3,648,685
Eurobank Ergasias SA(a)	23,403,896	20,747,701
FF Group(a)(d)	343,633	3,784
GEK Terna Holding Real Estate Construction SA(a)	409,722	2,865,160
Hellenic Exchanges-Athens Stock Exchange SA	828,928	4,267,606
Hellenic Telecommunications Organization SA	2,106,592	28,163,398
Holding Co. ADMIE IPTO SA	1,323,830	3,134,416
JUMBO SA	984,594	18,953,287
Motor Oil Hellas Corinth Refineries SA	552,950	13,542,741
Mytilineos SA	998,496	11,105,897
National Bank of Greece SA(a)	5,011,100	14,557,735
OPAP SA	1,994,927	21,068,400
Piraeus Bank SA(a)(b)	2,660,936	9,025,496
Piraeus Port Authority SA	74,853	1,941,271
Public Power Corp. SA(a)(b)	1,082,358	3,301,693
Sarantis SA	202,480	1,852,973
Terna Energy SA	406,716	3,489,110
Titan Cement International SA(a)	380,522	7,794,327

		193,887,215

Hungary — 0.3%
Magyar Telekom Telecommunications PLC	4,532,778	6,378,185
MOL Hungarian Oil & Gas PLC	3,519,538	34,514,807
Opus Global Nyrt(a)(b)	1,472,445	1,875,989
OTP Bank Nyrt	2,015,830	80,535,846
Richter Gedeon Nyrt	1,272,362	21,268,608

		144,573,435

India — 9.2%
Aarti Industries Ltd.	176,079	3,924,374
Aavas Financiers Ltd.(a)	219,740	4,587,745
Adani Enterprises Ltd.	1,367,338	2,630,030
Adani Ports & Special Economic Zone Ltd.	5,316,433	27,227,106
Adani Power Ltd.(a)	7,039,826	5,757,460
Adani Transmissions Ltd.(a)	1,368,933	4,488,823
Aditya Birla Fashion and Retail Ltd.(a)	1,590,028	4,220,702
Aegis Logistics Ltd.	690,451	1,833,757
AIA Engineering Ltd.	402,274	8,645,448
Ajanta Pharma Ltd.	212,134	3,038,337
Alembic Pharmaceuticals Ltd.	276,935	1,930,973
Amara Raja Batteries Ltd.	241,828	2,100,364

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Ambuja Cements Ltd.	4,985,554	$14,127,744
Apollo Hospitals Enterprise Ltd.	705,517	14,900,752
Apollo Tyres Ltd.	2,537,323	6,085,027
Arti Surfactants Ltd.(a)	17,751	119,546
Arvind Fashions Ltd.(a)	281,685	1,934,507
Arvind Ltd.	1,592,328	1,080,395
Ashok Leyland Ltd.	10,527,756	9,501,997
Asian Paints Ltd.	2,595,101	58,736,158
Astral Poly Technik Ltd.	368,095	6,788,165
Atul Ltd.	123,230	6,121,593
AU Small Finance Bank Ltd.(c)	1,305,755	12,319,254
Aurobindo Pharma Ltd.	2,306,979	19,406,957
Avanti Feeds Ltd.	418,328	1,862,946
Avenue Supermarts Ltd.(a)(c)	1,078,088	23,720,729
Axis Bank Ltd.	16,741,630	155,652,672
Bajaj Auto Ltd.	725,740	28,338,492
Bajaj Consumer Care Ltd.(a)	469,453	1,665,265
Bajaj Electricals Ltd.	198,664	1,091,981
Bajaj Finance Ltd.	1,688,058	78,779,586
Bajaj Finserv Ltd.	370,211	36,911,189
Balkrishna Industries Ltd.	729,449	7,604,780
BASF India Ltd.	69,325	1,023,553
Bata India Ltd.	472,824	10,209,343
Bayer CropScience Ltd./India	100,980	4,431,340
Bharat Forge Ltd.	1,842,154	9,915,371
Bharat Petroleum Corp. Ltd.	5,683,267	28,274,069
Bharti Airtel Ltd.	17,846,705	86,674,891
Bharti Infratel Ltd.	2,892,925	10,146,456
Birlasoft Ltd.(a)	1,718,711	1,587,354
Blue Dart Express Ltd.	89,156	2,805,122
Blue Star Ltd.	207,346	2,095,456
Bosch Ltd.	65,352	13,249,184
Britannia Industries Ltd.	483,994	18,311,555
Can Fin Homes Ltd.	282,141	1,631,623
Canara Bank(a)	1,380,152	4,263,719
Care Ratings Ltd.	323,858	2,440,018
Ceat Ltd.	219,222	2,785,423
Century Plyboards India Ltd.	615,218	1,168,274
Century Textiles & Industries Ltd.	300,624	3,585,007
CESC Ltd.	561,323	6,088,221
CG Power and Industrial Solutions Ltd.(a)	4,171,229	613,352
Chambal Fertilizers and Chemicals Ltd.	910,642	1,975,401
Cholamandalam Financial Holdings Ltd.(a)	786,169	4,956,528
Cipla Ltd.	3,027,037	20,027,639
City Union Bank Ltd.	2,360,883	6,713,263
Coal India Ltd.	10,863,373	28,106,406
Container Corp. of India Ltd.	1,736,704	12,362,380
Coromandel International Ltd.	586,337	3,160,468
Cox & Kings Ltd.	836,141	52,107
CRISIL Ltd.	254,862	4,584,179
Crompton Greaves Consumer Electricals Ltd.	3,350,952	10,816,713
Dabur India Ltd.	4,795,397	30,139,330
Dalmia Bharat Ltd.(a)	355,610	4,482,755
DCB Bank Ltd.	2,181,295	6,358,387
Dilip Buildcon Ltd.(c)	328,504	1,654,079
Dish TV India Ltd.	5,973,326	1,831,962
Dishman Carbogen Amcis Ltd.(a)	586,853	1,388,493
Divi’s Laboratories Ltd.	696,824	15,861,327
Dr Lal PathLabs Ltd.(c)	228,250	3,977,174
Dr. Reddy’s Laboratories Ltd.	1,001,316	35,862,699

Security	Shares	Value

India (continued)
Edelweiss Financial Services Ltd.	4,079,722	$6,307,479
Eicher Motors Ltd.	119,231	27,147,166
EIH Ltd.	1,262,628	2,845,035
Endurance Technologies Ltd.(c)	256,423	3,324,890
Engineers India Ltd.	1,768,357	2,540,818
Equitas Holdings Ltd./India(a)	1,361,378	2,138,130
Escorts Ltd.	535,730	3,827,741
Exide Industries Ltd.	2,001,759	5,005,274
Federal Bank Ltd.	12,752,884	14,805,365
Finolex Cables Ltd.	962,768	4,950,858
Fortis Healthcare Ltd.(a)	3,977,589	6,915,488
Future Consumer Ltd.(a)	4,738,739	1,848,180
GAIL India Ltd.	13,810,350	25,103,574
Gayatri Projects Ltd.(a)	468,396	700,880
GE T&D India Ltd.	858,682	1,810,378
GFL Ltd.(a)	245,704	154,495
Gillette India Ltd.	45,850	4,686,707
Glenmark Pharmaceuticals Ltd.	1,262,828	6,796,272
GMR Infrastructure Ltd.(a)	15,531,653	3,273,485
Godrej Consumer Products Ltd.	3,091,226	26,361,406
Godrej Industries Ltd.	924,145	5,436,223
Godrej Properties Ltd.(a)	465,884	5,876,111
Granules India Ltd.	1,129,025	1,430,106
Graphite India Ltd.	551,661	2,075,078
Grasim Industries Ltd.	2,637,619	26,260,760
Great Eastern Shipping Co. Ltd. (The)	467,998	1,572,282
GRUH Finance Ltd.	1,907,730	6,895,426
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	493,027	1,241,069
Gujarat Pipavav Port Ltd.	2,414,996	2,648,100
Gujarat State Petronet Ltd.	1,228,151	3,781,241
Havells India Ltd.	2,493,518	23,712,123
HCL Technologies Ltd.	4,819,966	74,273,005
HDFC Life Insurance Co. Ltd.(c)	4,122,528	32,165,619
HEG Ltd.	99,961	1,328,684
Hero MotoCorp Ltd.	843,636	30,387,200
Hexaware Technologies Ltd.	1,087,047	5,892,120
Himachal Futuristic Communications Ltd.	5,508,115	1,450,164
Himadri Speciality Chemical Ltd.	818,641	890,780
Hindalco Industries Ltd.	10,442,846	26,974,519
Hindustan Petroleum Corp. Ltd.	5,302,903	19,319,402
Hindustan Unilever Ltd.	5,960,727	157,091,232
Housing Development Finance Corp. Ltd.	14,733,419	447,000,884
ICICI Bank Ltd.	22,432,962	128,693,245
ICICI Lombard General Insurance Co. Ltd.(c)	1,165,160	20,523,590
ICICI Securities Ltd.(c)	648,961	1,954,403
IDFC First Bank Ltd.(a)	16,975,270	10,352,876
IDFC Ltd.(a)	8,253,994	4,097,666
IFCI Ltd.(a)	9,692,887	956,970
IIFL Finance Ltd.	1,177,267	1,948,716
IIFL Securities Ltd.(a)	1,234,494	1,883,443
IIFL Wealth Management Ltd.(a)	176,356	1,883,440
India Cements Ltd. (The)	2,078,138	2,152,131
Indiabulls Housing Finance Ltd.	2,441,016	15,565,825
Indiabulls Ventures Ltd.	1,440,352	3,602,519
Indian Bank(a)	908,231	2,542,525
Indian Hotels Co. Ltd. (The)	4,555,909	8,868,415
Indian Oil Corp. Ltd.	16,518,518	28,326,052
Indraprastha Gas Ltd.	1,811,165	8,513,357
Info Edge India Ltd.	566,997	16,093,004

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Infosys Ltd.	31,279,721	$356,963,129
Inox Fluorochemicals Ltd.(a)	245,704	2,692,482
Inox Leisure Ltd.(a)	423,680	1,669,919
InterGlobe Aviation Ltd.(c)	898,776	21,276,979
Ipca Laboratories Ltd.	322,570	4,332,329
IRB Infrastructure Developers Ltd.	1,602,707	1,712,517
ITC Ltd.	30,143,962	103,698,691
Jain Irrigation Systems Ltd.	3,541,423	969,573
Jammu & Kashmir Bank Ltd. (The)(a)	2,254,975	1,312,106
Jindal Steel & Power Ltd.(a)	3,692,812	4,995,633
JM Financial Ltd.	2,094,452	2,149,961
JSW Energy Ltd.	2,455,908	2,295,723
JSW Steel Ltd.	7,516,751	22,889,998
Jubilant Foodworks Ltd.	652,596	10,868,146
Jubilant Life Sciences Ltd.	689,977	4,243,782
Just Dial Ltd.(a)	418,921	4,178,503
Jyothy Labs Ltd.	777,642	1,549,676
Kajaria Ceramics Ltd.	596,802	3,962,382
Karnataka Bank Ltd. (The)	1,276,573	1,341,691
Karur Vysya Bank Ltd. (The)	3,361,210	2,734,815
Kaveri Seed Co. Ltd.	262,775	1,737,114
KEC International Ltd.	524,133	1,797,573
KEI Industries Ltd.	374,423	2,467,052
KPIT Technologies Ltd.(a)	1,417,484	1,928,489
KRBL Ltd.	447,576	1,336,006
L&T Technology Services Ltd.(c)	178,809	4,059,590
Lakshmi Machine Works Ltd.	27,260	1,414,183
Larsen & Toubro Ltd.	4,124,427	76,718,414
Lemon Tree Hotels Ltd.(a)(c)	1,886,378	1,426,523
LIC Housing Finance Ltd.	2,471,016	14,720,725
Lupin Ltd.	1,950,546	20,240,935
Mahanagar Gas Ltd.	350,143	4,144,640
Mahindra & Mahindra Financial Services Ltd.	2,447,315	10,965,493
Mahindra & Mahindra Ltd.	6,691,533	49,553,375
Mahindra CIE Automotive Ltd.(a)	798,613	1,726,232
Manappuram Finance Ltd.	4,277,546	7,119,509
Marico Ltd.	4,209,925	23,057,825
Maruti Suzuki India Ltd.	935,092	80,191,431
Max Financial Services Ltd.(a)	1,307,027	7,711,382
Minda Industries Ltd.	579,500	2,734,482
Mindtree Ltd.	723,840	6,980,166
Motherson Sumi Systems Ltd.	8,440,327	11,583,546
Motilal Oswal Financial Services Ltd.	342,946	2,765,372
Mphasis Ltd.	817,532	11,171,764
Muthoot Finance Ltd.	751,519	6,391,450
Natco Pharma Ltd.	818,485	6,213,070
National Aluminium Co. Ltd.	5,104,107	2,977,083
NBCC India Ltd.	4,465,105	2,210,433
NCC Ltd./India	3,884,616	2,986,597
Nestle India Ltd.	216,594	39,053,196
NIIT Technologies Ltd.	28,017	586,785
NTPC Ltd.	20,696,029	35,257,808
Oberoi Realty Ltd.	455,351	3,621,701
Oil & Natural Gas Corp. Ltd.	22,203,901	37,686,697
Oil India Ltd.	2,081,228	4,312,120
Page Industries Ltd.	46,540	12,162,316
PC Jeweller Ltd.	1,706,017	797,969
Persistent Systems Ltd.	403,112	3,059,999
Petronet LNG Ltd.	4,907,451	18,339,156
Pfizer Ltd.	94,580	3,874,657

Security	Shares	Value

India (continued)
Phillips Carbon Black Ltd.	554,722	$868,507
Phoenix Mills Ltd. (The)	440,527	4,293,762
PI Industries Ltd.	669,686	10,704,472
Pidilite Industries Ltd.	1,117,426	21,559,049
Piramal Enterprises Ltd.	780,181	22,183,657
PNB Housing Finance Ltd.(c)	531,938	4,801,465
Power Finance Corp. Ltd.(a)	5,320,835	7,809,033
Power Grid Corp. of India Ltd.	16,007,047	44,945,040
Prestige Estates Projects Ltd.	972,601	4,025,519
Procter & Gamble Health Ltd.(a)	36,127	2,081,638
PTC India Ltd.	2,467,703	1,950,801
PVR Ltd.	273,081	5,844,811
Quess Corp. Ltd.(a)(c)	433,679	2,885,120
Radico Khaitan Ltd.	491,841	2,128,332
Rain Industries Ltd.	945,650	1,071,359
Rajesh Exports Ltd.	684,901	6,773,477
Rallis India Ltd.	1,428,964	3,138,788
Ramco Cements Ltd. (The)	693,014	7,066,253
Raymond Ltd.	308,412	2,460,774
RBL Bank Ltd.(c)	2,637,828	12,086,928
REC Ltd.	5,795,668	11,707,805
Redington India Ltd.	2,969,710	4,512,321
Reliance Industries Ltd.	25,665,141	448,751,347
Reliance Infrastructure Ltd.	1,607,022	874,317
Repco Home Finance Ltd.	301,443	1,306,116
Sadbhav Engineering Ltd.	817,452	1,559,750
Sanofi India Ltd.	46,588	4,005,299
Schaeffler India Ltd.	31,122	1,770,695
Shree Cement Ltd.	72,326	18,812,711
Shriram Transport Finance Co. Ltd.	1,369,722	18,532,464
Sobha Ltd .	576,304	4,323,440
Sonata Software Ltd.	327,791	1,413,393
SpiceJet Ltd.(a)	1,352,565	2,516,378
SRF Ltd.	178,357	6,930,215
State Bank of India(a)	15,664,362	60,073,319
Sterlite Technologies Ltd.	1,025,762	1,641,909
Strides Pharma Science Ltd.	424,033	2,263,944
Sun Pharma Advanced Research Co. Ltd.(a)	942,134	2,110,343
Sun Pharmaceutical Industries Ltd.	7,435,854	46,901,357
Sundaram Finance Ltd.	296,210	6,285,920
Sundram Fasteners Ltd.	436,442	2,597,596
Sunteck Realty Ltd.	446,039	2,910,817
Supreme Industries Ltd.	329,875	5,106,520
Suzlon Energy Ltd.(a)	28,805,530	1,492,567
Symphony Ltd.	123,224	2,174,572
Syngene International Ltd.(c)	936,461	4,058,227
Tata Chemicals Ltd.	568,268	4,649,918
Tata Communications Ltd.	707,201	4,262,073
Tata Consultancy Services Ltd.	8,217,670	260,037,771
Tata Elxsi Ltd.	227,241	2,012,017
Tata Global Beverages Ltd.	2,746,948	10,713,511
Tata Motors Ltd.(a)	14,163,674	23,147,439
Tata Power Co. Ltd. (The)	9,285,925	7,379,844
Tata Steel Ltd.	3,078,881	14,871,072
TeamLease Service Ltd.(a)	88,835	3,377,864
Tech Mahindra Ltd.	4,075,880	39,592,958
Thermax Ltd.	288,494	4,017,483
Thomas Cook India Ltd.	852,642	1,686,597
Time Technoplast Ltd.	1,037,420	882,586
Titan Co. Ltd.	2,985,825	46,208,524

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Torrent Power Ltd.	1,151,607	$4,483,377
TTK Prestige Ltd.	66,635	5,354,362
Tube Investments of India Ltd.	905,252	4,283,649
TV18 Broadcast Ltd.(a)	7,013,195	2,003,560
UltraTech Cement Ltd.	839,900	47,662,847
United Spirits Ltd.(a)	2,480,741	21,825,796
UPL Ltd.	4,716,525	37,199,830
Varun Beverages Ltd.	561,830	5,084,657
Vedanta Ltd.	16,642,098	32,430,038
Venky’s India Ltd.	39,310	785,897
V-Guard Industries Ltd.	1,074,357	3,492,046
Vinati Organics Ltd.	104,631	3,105,559
VIP Industries Ltd.	280,237	1,712,249
V-Mart Retail Ltd.	71,616	1,992,350
Vodafone Idea Ltd.(a)	66,003,975	4,945,157
Voltas Ltd.	897,053	8,039,967
WABCO India Ltd.	33,734	2,892,150
Welspun India Ltd.	3,172,824	2,232,740
Westlife Development Ltd.(a)	287,130	1,126,083
Whirlpool of India Ltd.	251,078	5,440,858
Wipro Ltd.	11,131,547	39,657,817
Wockhardt Ltd.(a)	449,824	1,542,722
Yes Bank Ltd.	16,766,572	14,076,336
Zee Entertainment Enterprises Ltd.	4,690,947	24,509,923
Zensar Technologies Ltd.	507,515	1,563,252

		4,865,465,300

Indonesia — 2.2%
Ace Hardware Indonesia Tbk PT	78,290,000	9,520,638
Adaro Energy Tbk PT	131,871,300	10,458,598
Adhi Karya Persero Tbk PT	18,261,600	1,718,663
AKR Corporindo Tbk PT	17,617,700	5,303,319
Alam Sutera Realty Tbk PT(a)	136,668,400	3,006,030
Alfa Energi Investama Tbk PT(a)	7,398,800	1,199,664
Aneka Tambang Tbk	81,377,343	6,138,439
Astra International Tbk PT	178,333,000	83,917,714
Bank Central Asia Tbk PT	89,248,700	191,898,861
Bank Mandiri Persero Tbk PT	162,874,300	83,245,589
Bank Negara Indonesia Persero Tbk PT	64,182,700	34,840,098
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	19,590,600	2,189,010
Bank Rakyat Indonesia Persero Tbk PT	502,038,900	151,124,857
Bank Tabungan Negara Persero Tbk PT	37,997,276	5,357,388
Barito Pacific Tbk PT	229,642,100	14,651,117
Bukit Asam Tbk PT	27,096,700	4,718,283
Bumi Resources Tbk PT(a)	484,866,800	3,213,076
Bumi Serpong Damai Tbk PT(a)	73,548,600	6,999,690
Charoen Pokphand Indonesia Tbk PT	65,749,100	23,291,451
Ciputra Development Tbk PT	92,275,727	7,123,153
Delta Dunia Makmur Tbk PT(a)	56,638,500	1,421,453
Eagle High Plantations Tbk PT(a)	123,221,600	1,129,278
Gudang Garam Tbk PT	4,122,700	20,192,075
Hanjaya Mandala Sampoerna Tbk PT	79,510,700	15,078,166
Hanson International Tbk PT(a)	767,951,200	5,359,688
Indah Kiat Pulp & Paper Corp. Tbk PT	24,555,100	11,857,768
Indika Energy Tbk PT	17,063,200	1,623,921
Indocement Tunggal Prakarsa Tbk PT	16,427,900	25,160,108
Indofood CBP Sukses Makmur Tbk PT	20,776,900	17,649,746
Indofood Sukses Makmur Tbk PT	37,947,900	21,201,065
Inti Agri Resources Tbk PT(a)	295,167,300	1,040,420
Japfa Comfeed Indonesia Tbk PT	32,629,100	3,622,900

Security	Shares	Value

Indonesia (continued)
Jasa Marga Persero Tbk PT	19,714,380	$7,782,906
Kalbe Farma Tbk PT	185,510,600	22,101,721
Krakatau Steel Persero Tbk PT(a)	70,304,914	1,734,700
Kresna Graha Investama Tbk PT(a)	127,320,800	4,712,261
Link Net Tbk PT	15,308,900	4,370,888
Matahari Department Store Tbk PT	23,143,300	4,927,231
Medco Energi Internasional Tbk PT(a)	61,514,100	3,209,054
Media Nusantara Citra Tbk PT	46,263,000	4,044,140
Mitra Adiperkasa Tbk PT	101,341,900	7,072,857
Pabrik Kertas Tjiwi Kimia Tbk PT	12,624,300	8,855,254
Pakuwon Jati Tbk PT	160,576,200	7,244,890
Panin Financial Tbk PT(a)	187,618,700	4,020,873
Perusahaan Gas Negara Tbk PT	97,637,600	13,215,664
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	32,335,200	2,746,839
Pool Advista Indonesia Tbk PT(a)	16,532,800	1,392,788
PP Persero Tbk PT	30,530,550	3,981,778
PP Properti Tbk PT	201,194,600	1,631,116
Ramayana Lestari Sentosa Tbk PT	33,341,500	2,844,076
Sawit Sumbermas Sarana Tbk PT	50,729,400	3,272,288
Semen Indonesia Persero Tbk PT	26,158,300	24,434,084
Sentul City Tbk PT(a)	175,746,900	1,499,145
Sugih Energy Tbk PT(a)(d)	27,492,211	7,752
Summarecon Agung Tbk PT	81,813,200	6,113,641
Surya Citra Media Tbk PT	60,669,000	5,282,074
Telekomunikasi Indonesia Persero Tbk PT	436,164,800	136,829,987
Timah Tbk PT	37,065,152	2,560,723
Tower Bersama Infrastructure Tbk PT	18,439,200	7,766,952
Trada Alam Minera Tbk PT(a)	280,960,700	2,040,109
Unilever Indonesia Tbk PT	13,303,600	45,814,653
United Tractors Tbk PT	15,050,400	22,201,595
Waskita Beton Precast Tbk PT	118,722,700	2,828,923
Waskita Karya Persero Tbk PT	45,616,400	5,611,605
Wijaya Karya Persero Tbk PT	29,072,023	4,529,374

		1,151,934,167

Malaysia — 2.2%
Aeon Co. M Bhd(b)	4,857,600	1,674,835
AEON Credit Service M Bhd(b)	2,451,100	8,742,480
AirAsia Group Bhd	13,193,200	5,615,463
Alliance Bank Malaysia Bhd	9,016,600	6,432,006
AMMB Holdings Bhd(b)	14,344,200	14,325,440
Axiata Group Bhd	24,077,600	28,912,586
Berjaya Corp. Bhd(a)(b)	43,164,506	2,668,594
Berjaya Sports Toto Bhd	6,220,573	3,934,544
Bermaz Auto Bhd	5,907,000	3,202,463
British American Tobacco Malaysia Bhd(b)	1,266,000	5,936,398
Bursa Malaysia Bhd	5,358,300	8,001,456
Cahya Mata Sarawak Bhd(b)	5,849,200	3,268,486
Carlsberg Brewery Malaysia Bhd(b)	1,750,400	10,780,017
CIMB Group Holdings Bhd	41,933,700	50,454,053
Dialog Group Bhd(b)	33,789,196	27,960,148
DiGi.Com Bhd	26,389,900	31,500,963
DRB-Hicom Bhd(b)	7,636,900	4,576,147
Eastern & Oriental Bhd(a)	11,771,919	2,169,358
FGV Holdings Bhd(a)	16,100,000	3,656,046
Fraser & Neave Holdings Bhd	1,091,100	9,158,443
Gamuda Bhd	15,254,800	13,058,443
Genting Bhd(b)	19,407,800	27,689,169
Genting Malaysia Bhd	26,562,800	19,832,884
Genting Plantations Bhd(b)	2,819,800	6,718,439

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Globetronics Technology BHD(b)	5,458,100	$2,180,385
HAP Seng Consolidated Bhd	5,809,900	13,704,484
Hartalega Holdings Bhd	13,084,800	15,961,247
Hibiscus Petroleum Bhd(a)(b)	12,591,200	2,709,556
Hong Leong Bank Bhd	5,635,500	22,244,513
Hong Leong Financial Group Bhd(b)	1,922,300	7,706,569
IGB REIT(b)	3,620,100	1,781,859
IHH Healthcare Bhd	19,198,700	26,432,166
IJM Corp. Bhd	24,596,300	13,334,815
Inari Amertron Bhd(b)	23,684,200	9,179,704
IOI Corp. Bhd	15,894,400	16,667,294
Kossan Rubber Industries(b)	5,735,700	5,755,476
KPJ Healthcare Bhd(b)	28,148,300	6,090,822
Kuala Lumpur Kepong Bhd	3,557,800	20,286,778
Magnum Bhd(b)	8,382,600	5,660,821
Mah Sing Group Bhd(b)	16,565,423	3,407,226
Malayan Banking Bhd	32,964,600	68,116,127
Malaysia Airports Holdings Bhd(b)	7,264,300	14,215,953
Malaysia Building Society Bhd	14,261,800	2,882,542
Malaysian Pacific Industries Bhd(b)	733,100	1,551,442
Malaysian Resources Corp. Bhd(b)	19,263,400	3,343,784
Maxis Bhd(b)	20,461,900	27,100,888
MISC Bhd	9,554,500	16,494,036
My EG Services Bhd(b)	19,627,000	6,627,117
Nestle Malaysia Bhd(b)	589,000	20,658,067
Padini Holdings Bhd(b)	3,421,200	2,944,892
Pavilion REIT(b)	13,117,800	5,832,906
Petronas Chemicals Group Bhd	21,240,200	35,000,496
Petronas Dagangan Bhd	1,913,900	10,412,563
Petronas Gas Bhd	5,234,900	20,015,977
Pos Malaysia Bhd(b)	4,890,500	1,744,323
PPB Group Bhd	5,546,020	24,607,950
Press Metal Aluminium Holdings Bhd	12,803,500	14,978,771
Public Bank Bhd	27,241,560	131,624,896
QL Resources Bhd	6,658,195	10,987,486
RHB Bank Bhd(b)	11,912,066	16,145,233
RHB Capital Bhd(a)(d)	1,769,000	4
Sapura Energy Bhd(b)	68,894,100	4,505,024
Scientex BHD	1,870,600	3,709,619
Serba Dinamik Holdings Bhd(b)	5,591,800	5,850,415
Sime Darby Bhd	23,667,900	12,887,764
Sime Darby Plantation Bhd(b)	18,764,400	22,220,119
Sime Darby Property Bhd	26,009,200	5,442,420
SKP Resources Bhd(b)	6,927,200	1,795,422
SP Setia Bhd Group	14,091,800	5,227,252
Sunway Bhd	18,062,538	7,086,717
Sunway Construction Group Bhd(b)	6,622,970	3,196,916
Sunway REIT(b)	19,531,300	9,056,244
Supermax Corp. Bhd(b)	8,464,000	2,998,778
Telekom Malaysia Bhd	9,818,600	8,755,142
Tenaga Nasional Bhd	27,557,300	91,475,427
TIME dotCom Bhd	4,590,300	9,965,388
Top Glove Corp. Bhd	13,280,700	15,000,196
UEM Sunrise Bhd(a)(b)	15,913,900	2,535,326
UMW Holdings Bhd(b)	2,761,900	3,290,243
UOA Development Bhd	9,454,300	4,473,679
ViTrox Corp. Bhd(b)	1,560,900	2,594,386
VS Industry Bhd(b)	13,492,075	4,042,329
WCT Holdings Bhd(a)	10,252,854	2,389,204
Westports Holdings Bhd	8,753,200	8,741,752

Security	Shares	Value

Malaysia (continued)
Yinson Holdings BHD(b)	5,081,000	$8,396,849
YTL Corp. Bhd	27,215,566	6,471,422

		1,160,766,062

Mexico — 2.5%
Alfa SAB de CV, Class A	27,224,647	23,226,316
Alsea SAB de CV(a)(b)	4,878,795	10,391,097
America Movil SAB de CV, Series L, NVS	298,797,272	218,285,507
Arca Continental SAB de CV	3,866,638	20,233,848
Banco del Bajio SA(b)(c)	6,400,997	10,685,792
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	15,895,211	20,174,814
Bolsa Mexicana de Valores SAB de CV(b)	3,960,578	7,276,893
Cemex SAB de CV, CPO	138,029,583	51,381,536
Coca-Cola Femsa SAB de CV(b)	4,530,000	26,763,980
Concentradora Fibra Hotelera Mexicana SA de CV(c)	7,981,563	3,504,113
Concentradora Hipotecaria SAPI de CV(b)	2,458,000	2,266,042
Consorcio ARA SAB de CV	12,259,484	2,297,071
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	6,308,859	5,583,520
Corp Inmobiliaria Vesta SAB de CV	5,301,700	8,147,865
Credito Real SAB de CV SOFOM ER	1,819,800	2,015,939
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	1,587,605	8,225,547
Fibra Uno Administracion SA de CV	27,723,600	38,254,883
Fomento Economico Mexicano SAB de CV	16,976,945	154,844,621
Genomma Lab Internacional SAB de CV, Class B(a)(b)	6,915,568	5,786,192
Gentera SAB de CV	8,842,692	6,609,827
Gruma SAB de CV, Series B	1,791,025	16,659,701
Grupo Aeromexico SAB de CV(a)	4,240,625	3,224,770
Grupo Aeroportuario del Centro Norte SAB de CV	2,902,100	17,028,939
Grupo Aeroportuario del Pacifico SAB de CV, Series B	3,148,400	29,997,986
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,845,330	27,113,743
Grupo Bimbo SAB de CV, Series A	14,544,902	25,419,141
Grupo Carso SAB de CV, Series A1	4,199,436	12,064,368
Grupo Cementos de Chihuahua SAB de CV(b)	1,343,200	7,027,533
Grupo Comercial Chedraui SA de CV	3,687,900	5,158,648
Grupo Financiero Banorte SAB de CV, Class O	22,964,278	123,386,154
Grupo Financiero Inbursa SAB de CV, Class O	20,620,542	25,453,083
Grupo Herdez SAB de CV(b)	2,594,800	5,402,399
Grupo Mexico SAB de CV, Series B	31,339,120	72,088,651
Grupo Televisa SAB, CPO	21,724,056	38,366,213
Hoteles City Express SAB de CV(a)(b)	3,438,200	2,993,218
Industrias Bachoco SAB de CV, Series B	1,891,984	8,641,005
Industrias Penoles SAB de CV	1,310,415	15,712,847
Infraestructura Energetica Nova SAB de CV	4,878,071	20,497,128
Kimberly-Clark de Mexico SAB de CV, Class A	12,893,075	26,329,509
La Comer SAB de CV(a)(b)	5,021,502	6,055,685
Macquarie Mexico Real Estate Management SA de CV(c)	7,594,600	9,162,500
Megacable Holdings SAB de CV, CPO	2,536,077	10,340,373
Mexichem SAB de CV	9,622,583	17,622,329
PLA Administradora Industrial S. de RL de CV	7,157,449	10,329,306
Prologis Property Mexico SA de CV	2,261,451	4,411,977
Promotora y Operadora de Infraestructura SAB de CV(b)	2,058,540	17,211,305

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Qualitas Controladora SAB de CV	2,336,378	$7,855,397
Regional SAB de CV	2,120,947	9,595,821
Telesites SAB de CV(a)(b)	14,874,995	9,280,587
Unifin Financiera SAB de CV SOFOM ENR	1,035,894	1,828,429
Wal-Mart de Mexico SAB de CV	45,734,196	129,290,953

		1,341,505,101

Pakistan — 0.1%
Engro Corp. Ltd./Pakistan	3,353,967	5,461,562
Engro Fertilizers Ltd.	6,339,347	2,669,092
Fauji Fertilizer Co. Ltd.	6,167,640	3,600,813
Habib Bank Ltd.	5,307,916	3,718,596
Hub Power Co. Ltd. (The)	8,155,479	3,427,491
Lucky Cement Ltd.	1,514,929	3,390,477
MCB Bank Ltd.	3,883,000	4,195,080
National Bank of Pakistan(a)	5,582,314	1,059,712
Nishat Mills Ltd.	3,664,000	1,675,507
Oil & Gas Development Co. Ltd.	6,240,600	4,172,104
Pakistan Oilfields Ltd.	1,410,670	3,325,898
Pakistan State Oil Co. Ltd.	2,427,638	1,933,108
Searle Co. Ltd. (The)	1,288,975	1,086,728
United Bank Ltd./Pakistan	4,603,100	3,809,624

		43,525,792

Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	1,891,655	28,828,822
Credicorp Ltd.	597,204	123,692,892
Southern Copper Corp.	780,653	24,668,635

		177,190,349

Philippines — 1.1%
Aboitiz Equity Ventures Inc.	18,058,560	18,697,717
Aboitiz Power Corp.	12,660,000	9,241,320
Alliance Global Group Inc.	33,576,500	8,191,357
Altus San Nicolas Corp.(a)	409,331	40,839
Ayala Corp.	2,402,665	42,692,506
Ayala Land Inc.	68,082,920	61,860,868
Bank of the Philippine Islands	7,782,813	13,148,891
BDO Unibank Inc.	17,283,986	49,470,565
Bloomberry Resorts Corp.	35,377,200	7,026,850
Cebu Air Inc.	2,831,810	5,330,978
Cosco Capital Inc.	30,695,600	4,092,157
D&L Industries Inc.	32,034,200	5,642,868
DMCI Holdings Inc.	37,928,500	6,593,727
DoubleDragon Properties Corp.(a)	6,486,900	2,697,813
Filinvest Land Inc.	115,311,000	3,588,413
First Gen Corp.	12,741,100	6,461,414
Globe Telecom Inc.	299,805	11,690,998
GT Capital Holdings Inc.	872,540	15,219,062
Integrated Micro-Electronics Inc.	6,639,900	1,044,629
International Container Terminal Services Inc.	8,757,200	22,844,504
JG Summit Holdings Inc.	26,150,983	36,143,941
Jollibee Foods Corp.	3,984,800	18,202,669
MacroAsia Corp.	4,775,900	1,743,113
Manila Electric Co.	1,828,330	12,819,295
Manila Water Co. Inc.	13,568,600	5,864,544
Megawide Construction Corp.	6,349,700	2,317,520
Megaworld Corp.	91,617,200	9,028,406
Metro Pacific Investments Corp.	134,189,000	12,759,651
Metropolitan Bank & Trust Co.	13,275,782	18,081,025
Petron Corp.	16,289,500	1,592,730
Pilipinas Shell Petroleum Corp.	1,717,200	1,035,779

Security	Shares	Value

Philippines (continued)
PLDT Inc.	784,400	$17,765,117
Robinsons Land Corp.	20,400,913	9,797,298
Security Bank Corp.	2,128,660	8,341,673
Semirara Mining & Power Corp.	7,318,100	3,261,392
SM Investments Corp.	2,077,692	40,949,181
SM Prime Holdings Inc.	87,861,196	59,578,355
Universal Robina Corp.	7,797,130	25,911,799
Vista Land & Lifescapes Inc.	47,470,200	7,021,477
Wilcon Depot Inc.	12,089,400	3,924,715

		591,717,156

Poland — 1.0%
Alior Bank SA(a)	849,024	8,635,700
Asseco Poland SA	663,157	9,341,415
Bank Millennium SA(a)	5,513,492	9,251,734
Bank Polska Kasa Opieki SA	1,454,122	35,635,956
Budimex SA	122,740	4,048,122
CCC SA	259,256	8,048,003
CD Projekt SA	643,356	40,979,637
Ciech SA(a)(b)	289,219	2,621,353
Cyfrowy Polsat SA	2,271,917	16,644,919
Dino Polska SA(a)(c)	473,717	18,343,049
Enea SA(a)	2,116,395	4,622,346
Energa SA(a)	1,920,122	3,197,827
Eurocash SA(b)	804,467	4,160,111
Famur SA	1,149,610	1,085,371
Grupa Azoty SA(b)	446,960	4,264,853
Grupa Lotos SA	813,536	17,639,124
Jastrzebska Spolka Weglowa SA	517,559	3,872,620
KGHM Polska Miedz SA(a)	1,281,169	25,262,442
KRUK SA(b)	157,571	6,585,376
LPP SA	11,511	21,532,680
Lubelski Wegiel Bogdanka SA(b)	184,036	1,786,172
mBank SA(a)	132,689	10,776,941
Orange Polska SA(a)	5,747,602	9,224,931
PGE Polska Grupa Energetyczna SA(a)	7,502,349	14,555,345
PLAY Communications SA(c)	984,696	8,518,273
Polski Koncern Naftowy ORLEN SA	2,641,198	60,272,206
Polskie Gornictwo Naftowe i Gazownictwo SA	15,427,877	18,411,142
Powszechna Kasa Oszczednosci Bank Polski SA	7,624,352	75,150,337
Powszechny Zaklad Ubezpieczen SA	5,199,439	48,944,983
Santander Bank Polska SA	310,301	23,827,542
Tauron Polska Energia SA(a)(b)	10,478,717	3,946,717
Warsaw Stock Exchange	337,942	3,343,728

		524,530,955

Qatar — 1.0%
Al Meera Consumer Goods Co. QSC	1,022,582	4,161,265
Barwa Real Estate Co.	14,813,876	13,755,886
Commercial Bank PSQC (The)	18,661,215	24,259,834
Doha Bank QPSC	13,345,798	9,476,738
Gulf International Services QSC(a)	9,311,660	3,967,278
Industries Qatar QSC	16,326,909	48,514,754
Masraf Al Rayan QSC	34,168,555	33,874,602
Medicare Group	1,032,151	2,246,687
Mesaieed Petrochemical Holding Co.	33,911,989	26,303,441
Ooredoo QPSC	7,625,812	14,578,911
Qatar Aluminum Manufacturing Co.	26,453,676	5,563,111
Qatar Electricity & Water Co. QSC	4,720,518	19,467,383
Qatar Fuel QSC	4,218,000	24,882,917

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar Gas Transport Co. Ltd.	23,504,723	$15,278,230
Qatar Insurance Co. SAQ	14,898,528	12,735,871
Qatar Islamic Bank SAQ	10,409,105	44,917,072
Qatar National Bank QPSC	40,179,775	210,144,119
Qatar National Cement Co. QSC	2,193,081	3,414,055
Qatar Navigation QSC	2,327,167	3,845,244
United Development Co. QSC	18,134,122	6,785,128
Vodafone Qatar QSC	16,391,687	5,506,425

		533,678,951

Russia — 3.5%
Aeroflot PJSC	5,594,657	9,217,027
Alrosa PJSC	23,805,840	26,539,386
Credit Bank of Moscow PJSC	32,637,256	2,919,218
Detsky Mir PJSC(c)	1,972,126	2,670,506
Gazprom PJSC	83,420,160	290,731,523
Gazprom PJSC, ADR	5,537,854	38,211,193
Inter RAO UES PJSC	344,119,505	22,162,513
LSR Group PJSC, GDR(f)	2,530,876	5,694,471
LUKOIL PJSC	3,529,738	285,060,340
M.Video PJSC(a)	1,317,819	9,169,759
Magnit PJSC, GDR(f)	3,203,638	42,304,040
Magnitogorsk Iron & Steel Works PJSC	23,845,795	14,978,071
Mechel PJSC, ADR(a)	1,085,611	1,899,819
MMC Norilsk Nickel PJSC	574,823	138,831,690
Mobile TeleSystems PJSC, ADR	4,443,936	35,684,806
Moscow Exchange MICEX-RTS PJSC	11,837,491	16,814,928
Novatek PJSC, GDR(f)	835,157	161,936,942
Novolipetsk Steel PJSC	11,495,948	25,687,206
PhosAgro PJSC, GDR(f)	1,035,680	13,380,986
Polymetal International PLC, New	1,406,849	20,374,745
Polyus PJSC	241,528	27,792,785
Raspadskaya OJSC(a)	1,727,240	3,260,976
Ros Agro PLC, GDR(f)	302,918	3,296,974
Rosneft Oil Co. PJSC	1,378,100	8,419,265
Rosneft Oil Co. PJSC, GDR(f)	8,741,095	53,268,233
Rostelecom PJSC	2,987,341	3,633,087
Safmar Financial Investment	491,196	3,608,870
Sberbank of Russia PJSC	20,215,316	68,040,666
Sberbank of Russia PJSC, ADR	18,853,043	258,380,954
Severstal PJSC	2,045,960	30,800,934
Sistema PJSFC, GDR(f)	1,078,921	3,821,538
Surgutneftegas PJSC	65,351,632	26,930,921
Tatneft PJSC	13,678,648	152,595,895
Unipro PJSC	114,537,696	4,677,026
VTB Bank PJSC	2,703,690,000	1,569,986
VTB Bank PJSC, GDR(f)	11,587,658	13,418,508
X5 Retail Group NV, GDR(f)	1,104,082	38,097,656

		1,865,883,443

Saudi Arabia — 2.6%
Abdullah Al Othaim Markets Co.	393,595	8,185,248
Advanced Petrochemical Co.	858,886	12,823,637
Al Hammadi Co. for Development and Investment(a)	631,338	3,783,955
Al Rajhi Bank	11,184,228	180,405,203
Aldrees Petroleum and Transport Services Co.	260,505	3,132,422
Alinma Bank	6,592,475	38,668,635
Almarai Co. JSC	2,259,779	29,853,641
Arabian Cement Co./Saudi Arabia	460,582	3,610,289
Arriyadh Development Co.	785,416	3,279,285

Security	Shares	Value

Saudi Arabia (continued)
Bank AlBilad	3,256,316	$22,746,548
Bank Al-Jazira	3,662,914	13,184,029
Banque Saudi Fransi	4,837,353	45,140,202
Bupa Arabia for Cooperative Insurance Co.	249,875	6,888,601
City Cement Co.	880,385	3,426,993
Co for Cooperative Insurance (The)(a)	551,516	9,734,279
Dallah Healthcare Co.	289,063	3,822,626
Dar Al Arkan Real Estate Development Co.(a)	4,702,266	14,492,813
Eastern Province Cement Co.	387,019	3,240,034
Emaar Economic City(a)	3,444,068	9,182,467
Etihad Etisalat Co.(a)	3,410,920	22,607,906
Fawaz Abdulaziz Al Hokair & Co.(a)	738,747	4,234,692
Herfy Food Services Co.	205,083	2,788,608
Jarir Marketing Co.	521,011	21,586,666
Leejam Sports Co. JSC	194,957	4,049,151
Mobile Telecommunications Co.(a)	2,327,518	7,272,912
Mouwasat Medical Services Co.	437,788	9,921,343
National Agriculture Development Co. (The)(a)	413,261	2,703,875
National Commercial Bank	10,661,191	135,442,918
National Industrialization Co.(a)	3,145,950	11,457,508
National Medical Care Co.	200,589	2,738,197
Qassim Cement Co. (The)	399,483	5,687,576
Rabigh Refining & Petrochemical Co.(a)	2,044,355	10,803,081
Riyad Bank	10,632,868	72,573,499
Sahara International Petrochemical Co.	3,279,514	15,808,679
Samba Financial Group	8,764,539	67,065,420
Saudi Airlines Catering Co.	364,618	8,506,166
Saudi Arabian Fertilizer Co.	1,481,792	31,210,592
Saudi Arabian Mining Co.(a)	3,679,465	43,458,634
Saudi Basic Industries Corp.	6,768,868	180,288,990
Saudi British Bank (The)	3,306,326	28,208,716
Saudi Cement Co.	667,134	11,134,612
Saudi Electricity Co.	7,419,456	40,552,123
Saudi Industrial Investment Group	2,018,383	11,731,343
Saudi Kayan Petrochemical Co.(a)	6,809,728	19,063,680
Saudi Pharmaceutical Industries & Medical Appliances Corp.	556,952	3,816,265
Saudi Research & Marketing Group(a)	322,175	7,730,757
Saudi Telecom Co.	3,561,628	94,009,431
Saudia Dairy & Foodstuff Co.	143,486	4,789,625
Savola Group (The)(a)	2,361,705	19,677,202
Seera Group Holding	1,444,165	6,507,156
Southern Province Cement Co.	560,221	8,215,041
United Electronics Co.	218,384	4,291,173
United International Transportation Co.	332,375	2,835,737
Yamama Cement Co.(a)	966,120	5,512,296
Yanbu Cement Co.	704,774	6,407,549
Yanbu National Petrochemical Co.	2,057,906	29,408,847

		1,379,698,873

South Africa — 5.4%
Absa Group Ltd.	6,313,396	63,904,229
Adcock Ingram Holdings Ltd.	724,680	2,756,254
Advtech Ltd.	6,159,172	4,498,574
AECI Ltd.	1,205,195	7,222,240
African Rainbow Minerals Ltd.	1,042,308	11,375,376
Alexander Forbes Group Holdings Ltd.	5,549,428	1,911,485
Anglo American Platinum Ltd.	505,386	30,979,367
AngloGold Ashanti Ltd.	3,629,633	82,743,800
Arrowhead Properties Ltd., Class A	7,666,659	1,610,712
Aspen Pharmacare Holdings Ltd.	3,520,999	18,249,946

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Astral Foods Ltd.	390,354	$4,082,794
Attacq Ltd.	5,951,166	4,311,374
AVI Ltd.	2,969,661	16,225,443
Barloworld Ltd.	1,883,240	13,745,001
Bid Corp. Ltd.	2,942,849	62,990,100
Bidvest Group Ltd. (The)	2,487,862	29,280,049
Blue Label Telecoms Ltd.(a)	6,667,441	1,220,745
Brait SE(a)(b)	3,375,663	3,308,133
Capitec Bank Holdings Ltd.	393,450	28,371,674
Cashbuild Ltd.(b)	240,325	3,771,601
City Lodge Hotels Ltd.(b)	448,377	2,526,592
Clicks Group Ltd.	2,266,325	29,702,720
Coronation Fund Managers Ltd.	1,973,607	5,522,915
Curro Holdings Ltd.(b)	1,010,351	1,280,260
DataTec Ltd.	1,684,952	3,703,094
Dis-Chem Pharmacies Ltd.(c)	3,067,461	4,495,003
Discovery Ltd.	3,476,003	26,365,770
Emira Property Fund Ltd.(b)	5,766,707	4,872,765
EOH Holdings Ltd.(a)(b)	1,755,979	1,595,950
Equites Property Fund Ltd.	3,088,593	4,306,282
Exxaro Resources Ltd.	2,201,502	19,743,379
Famous Brands Ltd.(b)	909,145	4,721,836
FirstRand Ltd.	29,462,488	116,404,357
Fortress REIT Ltd., Series A	11,212,319	15,588,511
Foschini Group Ltd. (The)	2,031,738	20,138,409
Gold Fields Ltd.	7,484,174	44,785,514
Grindrod Ltd.	5,480,809	1,584,638
Growthpoint Properties Ltd.	25,358,606	38,412,641
Harmony Gold Mining Co. Ltd.(a)	4,435,426	16,230,000
Hosken Consolidated Investments Ltd.	752,077	4,794,669
Hudaco Industries Ltd.	535,845	3,934,912
Hyprop Investments Ltd.	2,372,467	10,282,839
Impala Platinum Holdings Ltd.(a)(b)	6,143,510	34,978,608
Imperial Logistics Ltd.	1,464,159	5,308,435
Investec Ltd.	2,534,333	13,367,892
JSE Ltd.	834,707	7,091,608
KAP Industrial Holdings Ltd.	22,129,107	7,636,883
Kumba Iron Ore Ltd.	551,828	14,282,201
Liberty Holdings Ltd.	1,101,473	7,952,876
Life Healthcare Group Holdings Ltd.	12,209,875	18,342,455
Massmart Holdings Ltd.	1,077,207	3,191,803
Momentum Metropolitan Holdings(a)	8,014,488	8,677,578
Motus Holdings Ltd.	1,456,704	7,195,377
Mr. Price Group Ltd.	2,247,095	25,408,989
MTN Group Ltd.(b)	15,053,686	101,711,214
MultiChoice Group Ltd.(a)	4,169,399	36,554,237
Murray & Roberts Holdings Ltd.	3,852,050	3,171,195
Nampak Ltd.(a)	6,550,124	4,011,931
Naspers Ltd., Class N	3,888,511	884,507,404
Nedbank Group Ltd.	3,226,675	48,026,907
NEPI Rockcastle PLC	3,354,914	29,716,136
Netcare Ltd.	10,474,702	11,244,761
Northam Platinum Ltd.(a)(b)	3,249,788	16,833,511
Oceana Group Ltd.	730,231	3,366,505
Old Mutual Ltd.	43,467,237	52,073,371
Omnia Holdings Ltd.(b)	772,059	2,272,893
Pick n Pay Stores Ltd.	3,183,548	12,118,816
Pioneer Foods Group Ltd.	1,113,034	7,733,602
PPC Ltd.(a)(b)	15,763,152	4,131,874
PSG Group Ltd.	1,308,892	17,288,969

Security	Shares	Value

South Africa (continued)
Rand Merchant Investment Holdings Ltd.	6,853,258	$13,369,128
Redefine Properties Ltd.	46,048,119	23,806,881
Reinet Investments SCA	1,303,041	21,748,030
Remgro Ltd.	4,646,556	52,546,975
Resilient REIT Ltd.	2,620,501	10,864,282
Reunert Ltd.	1,706,709	7,250,036
RMB Holdings Ltd.	6,724,854	31,645,069
Royal Bafokeng Platinum Ltd.(a)	1,096,176	2,667,569
SA Corporate Real Estate Ltd.(b)	22,189,420	4,691,070
Sanlam Ltd.	16,048,376	76,892,688
Sappi Ltd.	4,977,625	14,824,283
Sasol Ltd.	5,028,162	95,355,841
Shoprite Holdings Ltd.	4,202,075	31,269,776
Sibanye Gold Ltd.(a)	20,032,663	27,534,810
SPAR Group Ltd. (The)	1,631,005	18,672,436
Standard Bank Group Ltd.	11,295,692	131,869,556
Steinhoff International Holdings NV, Class H(a)(b)	36,059,283	2,849,832
Sun International Ltd./South Africa(a)	917,678	2,351,045
Super Group Ltd./South Africa(a)	3,477,186	6,549,602
Telkom SA SOC Ltd.	2,408,207	12,626,483
Tiger Brands Ltd.	1,445,919	19,895,045
Tongaat Hulett Ltd.(a)(d)	1,269,021	972,818
Trencor Ltd.(a)	1,986,935	3,029,393
Truworths International Ltd.	3,925,825	13,618,059
Tsogo Sun Gaming Ltd.(a)	4,805,592	4,373,971
Tsogo Sun Hotels Ltd.(a)	4,814,187	1,233,370
Vodacom Group Ltd.	5,643,863	42,853,772
Vukile Property Fund Ltd.	6,210,806	7,657,284
Wilson Bayly Holmes-Ovcon Ltd.	570,512	3,764,149
Woolworths Holdings Ltd./South Africa	8,690,991	31,584,351
Zeder Investments Ltd.	14,070,213	4,355,314

		2,884,472,902

South Korea — 11.2%
Kolmar Korea Co. Ltd.(b)	126,856	4,545,346
ABLBio Inc.(a)(b)	228,817	3,485,386
Advanced Process Systems Corp.(b)	109,120	2,396,361
Aekyung Industrial Co. Ltd.(b)	66,236	1,766,293
AfreecaTV Co. Ltd.(b)	69,405	3,483,859
Ahnlab Inc.(b)	59,938	3,063,085
AK Holdings Inc.	61,609	1,693,771
Amicogen Inc.(a)	144,495	2,415,706
Amorepacific Corp.	285,716	30,665,082
AMOREPACIFIC Group	262,483	12,785,550
Ananti Inc.(a)(b)	473,270	4,747,352
Anterogen Co. Ltd.(a)(b)	53,637	1,780,151
Asia Cement Co. Ltd.(b)	15,092	1,080,269
Asiana Airlines Inc.(a)	1,108,374	5,270,782
BGF retail Co. Ltd.	70,978	11,924,890
BH Co. Ltd.(a)(b)	215,224	2,789,694
Binex Co. Ltd.(a)	298,267	2,006,915
Binggrae Co. Ltd.(b)	65,935	3,102,824
BNK Financial Group Inc.	2,346,564	12,979,962
Boditech Med Inc .	289,539	2,089,223
Bukwang Pharmaceutical Co. Ltd.	352,591	4,046,246
Cafe24 Corp.(a)(b)	58,255	3,207,933
Caregen Co. Ltd.(a)(b)(d)	51,993	2,624,585
Celltrion Healthcare Co. Ltd.(a)(b)	452,559	16,607,841
Celltrion Inc.(a)(b)	794,974	103,043,070
Celltrion Pharm Inc.(a)(b)	146,850	4,012,991
Chabiotech Co. Ltd.(a)(b)	362,859	4,238,972

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Cheil Worldwide Inc.	576,886	$12,573,614
Chong Kun Dang Pharmaceutical Corp.	58,751	4,021,018
CJ CGV Co. Ltd.(b)	148,949	4,125,687
CJ CheilJedang Corp.(b)	71,552	13,498,148
CJ Corp.	128,552	8,649,732
CJ ENM Co. Ltd.	95,563	12,694,396
CJ Freshway Corp.(b)	67,656	1,555,599
CJ Logistics Corp.(a)(b)	77,458	9,144,680
CMG Pharmaceutical Co. Ltd.(a)(b)	1,070,246	2,474,046
Com2uSCorp.	93,300	7,240,619
Cosmax Inc.	70,025	4,122,008
COSMAX NBT Inc.(b)	155,527	975,856
CrystalGenomics Inc.(a)	358,684	3,938,491
Cuckoo Holdings Co. Ltd.(b)	12,415	1,076,223
Cuckoo Homesys Co. Ltd.	54,262	1,816,573
Dae Hwa Pharmaceutical Co. Ltd.	131,072	1,498,739
Daea TI Co. Ltd.(b)	551,142	2,366,100
Daeduck Electronics Co.	650,545	5,064,718
Daekyo Co. Ltd.	433,510	2,183,208
Daelim Industrial Co. Ltd.	240,365	19,387,955
Daesang Corp.	189,096	3,387,726
Daewoo Engineering & Construction Co. Ltd.(a)	1,681,127	5,801,536
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	328,160	7,396,300
Daewoong Co. Ltd.	204,511	2,785,908
Daewoong Pharmaceutical Co. Ltd.(b)	41,436	5,730,056
Daishin Securities Co. Ltd.	398,595	3,850,206
Daou Technology Inc.(b)	297,279	4,785,916
DB HiTek Co. Ltd.	347,307	4,214,995
DB Insurance Co. Ltd.	440,211	17,408,551
Dentium Co. Ltd.(b)	63,435	3,592,686
DGB Financial Group Inc.	1,438,683	8,183,716
DIO Corp.(a)	98,816	3,589,601
Dong-A Socio Holdings Co. Ltd.	41,898	3,043,983
Dong-A ST Co. Ltd.	51,247	3,604,743
DongKook Pharmaceutical Co. Ltd.	63,514	3,429,363
Dongkuk Steel Mill Co. Ltd.(a)(b)	578,494	2,894,261
Dongsuh Cos. Inc.	320,790	4,767,158
Dongsung Pharmaceutical Co. Ltd.(a)(b)	171,397	2,455,098
Dongwon F&B Co. Ltd.	10,054	1,809,512
Dongwon Industries Co. Ltd.	15,341	2,900,383
Doosan Bobcat Inc.	415,941	12,310,823
Doosan Heavy Industries & Construction Co. Ltd.(a)	1,230,249	6,073,799
Doosan Infracore Co. Ltd.(a)(b)	1,324,135	6,755,958
DoubleUGames Co. Ltd.(b)	81,704	3,736,967
Douzone Bizon Co. Ltd.	177,602	8,416,392
E1 Corp.(b)	36,268	1,435,749
Ecopro Co. Ltd.(a)(b)	183,374	3,050,556
E-MART Inc.	189,981	18,194,259
Enzychem Lifesciences Corp.(a)(b)	62,694	2,919,250
Eo Technics Co Ltd.(b)	81,784	4,928,984
Esmo Corp.(a)(b)	399,083	1,901,101
Eugene Corp.	418,317	1,692,263
F&F Co. Ltd.	55,996	3,629,049
Feelux Co. Ltd.(a)(b)	507,369	1,805,375
Fila Korea Ltd.(b)	461,330	21,785,821
Foosung Co. Ltd.(a)(b)	500,080	3,757,051
Gamevil Inc.(a)	45,180	1,148,850
GemVax & Kael Co. Ltd.(a)	307,382	3,019,893

Security	Shares	Value

South Korea (continued)
Genexine Co. Ltd.(a)(b)	131,656	$5,662,974
Grand Korea Leisure Co. Ltd.	290,750	4,632,797
Green Cross Cell Corp.	62,536	2,018,706
Green Cross Corp./South Korea	57,575	5,133,622
Green Cross Holdings Corp.	266,180	4,065,494
Green Cross LabCell Corp.(b)	57,898	1,393,376
GS Engineering & Construction Corp.	520,897	13,933,592
GS Holdings Corp.	426,184	16,889,025
GS Home Shopping Inc.	31,848	4,193,813
GS Retail Co. Ltd.	228,336	7,295,441
G-treeBNT Co. Ltd.(a)(b)	203,958	3,510,856
Halla Holdings Corp.	87,710	3,081,164
Hana Financial Group Inc.	2,661,314	71,407,806
Hana Tour Service Inc.(b)	94,814	3,272,013
Hanall Biopharma Co. Ltd.(a)	261,003	5,731,831
Hancom Inc.	226,175	1,885,959
Handok Inc.(b)	71,731	1,237,711
Handsome Co. Ltd.	138,719	3,372,776
Hanil Cement Co. Ltd./New(b)	22,150	1,846,976
Hanil Holdings Co. Ltd.(b)	23,504	932,398
Hanjin Kal Corp.(b)	412,184	10,038,743
Hanjin Transportation Co. Ltd.(b)	77,943	1,885,432
Hankook Shell Oil Co. Ltd.	10,461	2,785,282
Hankook Technology Group Co. Ltd.(b)	280,722	3,418,493
Hankook Tire & Technology Co. Ltd.	657,686	15,827,902
Hanmi Pharm Co. Ltd.	56,497	13,083,516
Hanmi Science Co. Ltd.	121,235	4,093,714
Hanon Systems(b)	1,569,637	15,032,231
Hansae Co. Ltd.	159,867	2,336,137
Hansol Chemical Co. Ltd.	84,878	5,507,873
Hanssem Co. Ltd.(b)	97,825	4,878,126
Hanwha Aerospace Co. Ltd.(a)	317,576	10,199,138
Hanwha Chemical Corp.	922,811	13,180,293
Hanwha Corp.	356,684	7,214,661
Hanwha General Insurance Co. Ltd.	645,138	1,741,673
Hanwha Investment & Securities Co. Ltd.(a)(b)	1,593,966	2,717,474
Hanwha Life Insurance Co. Ltd.	2,944,586	6,174,818
Harim Holdings Co. Ltd.(b)	304,062	2,424,965
HDC Holdings Co. Ltd.(b)	347,054	3,624,547
HDC Hyundai Development Co-Engineering & Construction, Class E	238,812	7,068,244
Helixmith Co. Ltd.(a)(b)	169,889	25,653,414
Hite Jinro Co. Ltd.	246,454	4,476,357
HLB Inc.(a)(b)	301,265	10,508,521
HLB Life Science Co. Ltd.(a)(b)	361,530	2,137,094
Hotel Shilla Co. Ltd.(b)	272,804	17,747,744
HS Industries Co. Ltd.	368,182	2,690,122
Huchems Fine Chemical Corp.	184,524	3,244,880
Hugel Inc.(a)	22,862	6,945,896
Huons Co. Ltd.	59,119	2,218,335
Huons Global Co. Ltd.	67,917	1,628,887
Hy-Lok Corp.	123,628	1,724,923
Hyosung Advanced Materials Corp.(a)(b)	25,184	2,817,281
Hyosung Chemical Corp.(b)	19,959	2,479,942
Hyosung Corp.	85,369	6,089,479
Hyosung Heavy Industries Corp.(a)(b)	61,438	1,795,587
Hyosung TNC Co. Ltd.	23,892	3,096,837
Hyundai Construction Equipment Co. Ltd.(b)	113,241	2,767,334
Hyundai Department Store Co. Ltd.	121,607	7,831,039
Hyundai Electric & Energy System Co. Ltd.(a)(b)	117,685	1,233,931

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Elevator Co. Ltd.(b)	143,037	$9,293,715
Hyundai Engineering & Construction Co. Ltd.	690,226	23,563,133
Hyundai Glovis Co. Ltd.	163,154	21,551,818
Hyundai Greenfood Co. Ltd.	435,170	4,131,645
Hyundai Heavy Industries Holdings Co. Ltd.	85,614	23,431,200
Hyundai Home Shopping Network Corp.	62,741	4,822,445
Hyundai Livart Furniture Co. Ltd.(b)	142,006	1,653,073
Hyundai Marine & Fire Insurance Co. Ltd.	554,485	10,940,922
Hyundai Merchant Marine Co. Ltd.(a)(b)	2,486,132	6,968,353
Hyundai Mipo Dockyard Co. Ltd.	207,488	7,066,155
Hyundai Mobis Co. Ltd.	590,199	121,085,202
Hyundai Motor Co.	1,319,805	140,016,464
Hyundai Rotem Co. Ltd.(a)(b)	424,859	6,015,547
Hyundai Steel Co.	708,923	21,831,024
Hyundai Wia Corp.(b)	147,240	5,245,330
Il Dong Pharmaceutical Co. Ltd.	124,642	1,651,603
Iljin Materials Co. Ltd.(a)(b)	203,259	7,157,066
Ilyang Pharmaceutical Co. Ltd.(a)	195,390	3,306,910
InBody Co. Ltd.	112,814	2,235,324
Industrial Bank of Korea	2,122,563	21,729,438
Innocean Worldwide Inc.	84,166	4,683,417
Innox Advanced Materials Co. Ltd.(a)	66,370	2,673,978
Inscobee Inc.(a)	825,396	1,942,108
iNtRON Biotechnology Inc.(a)(b)	242,983	2,587,807
IS Dongseo Co. Ltd.	141,760	3,528,639
It’s Hanbul Co. Ltd.(b)	69,727	1,111,027
Jayjun Cosmetic Co. Ltd.(a)(b)	265,600	930,833
JB Financial Group Co. Ltd.	1,133,573	5,137,928
Jcontentree Corp.(a)	45,013	1,256,090
Jeil Pharmaceutical Co. Ltd.	61,347	1,509,301
Jejuair Co. Ltd.	89,054	1,760,861
Jenax Inc.(a)	182,144	852,637
Jusung Engineering Co. Ltd.	402,332	2,225,490
JW Holdings Corp.	410,450	2,080,630
JW Pharmaceutical Corp.	131,381	2,906,923
JYP Entertainment Corp.(b)	229,214	3,623,899
Kakao Corp.	436,459	48,465,416
Kangwon Land Inc.	1,026,579	23,942,916
KB Financial Group Inc.	3,500,579	114,735,180
KCC Corp.	53,057	9,877,691
KEPCO Engineering & Construction Co. Inc.	137,636	2,022,638
KEPCO Plant Service & Engineering Co. Ltd.	208,889	5,458,276
Kginicis Co. Ltd.	164,254	2,074,787
Kia Motors Corp.	2,303,449	83,104,827
KISWIRE Ltd.	107,208	2,057,863
KIWOOM Securities Co. Ltd.(b)	110,380	5,996,288
KMW Co. Ltd.(a)(b)	226,841	12,454,016
Koh Young Technology Inc.(b)	104,162	6,587,252
Kolmar BNH Co. Ltd.	83,262	1,776,943
Kolmar Korea Holdings Co. Ltd.(b)	100,327	1,685,576
Kolon Corp.(b)	83,521	1,044,659
Kolon Industries Inc.	163,215	5,363,019
Komipharm International Co. Ltd.(a)(b)	374,015	3,736,290
Korea Aerospace Industries Ltd.	643,565	20,880,994
Korea Electric Power Corp.(a)	2,272,761	47,941,419
Korea Gas Corp.	237,378	7,652,930
Korea Investment Holdings Co. Ltd.	357,385	21,332,454
Korea Line Corp.(a)(b)	125,583	2,410,572
Korea Petrochemical Ind. Co Ltd.	35,006	3,381,385
Korea REIT Co. Ltd.	1,801,110	3,152,407

Security	Shares	Value

South Korea (continued)
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	341,816	$31,042,114
Korea Zinc Co. Ltd.	73,266	26,312,248
Korean Air Lines Co. Ltd.	394,916	7,238,089
Korean Reinsurance Co.	881,628	5,910,274
KT Skylife Co. Ltd.	305,259	2,346,304
KT&G Corp.	1,007,693	84,858,358
Kumho Industrial Co. Ltd.(b)	182,328	1,941,821
Kumho Petrochemical Co. Ltd.	157,746	9,155,454
Kumho Tire Co. Inc.(a)(b)	967,937	3,276,402
Kwang Dong Pharmaceutical Co. Ltd.(b)	499,770	2,937,760
Kyung Dong Navien Co. Ltd.(b)	53,940	1,839,193
L&F Co. Ltd.(b)	137,521	3,326,617
LEENO Industrial Inc.	90,848	4,162,695
LegoChem Biosciences Inc.(a)(b)	70,368	2,663,672
LF Corp.	178,280	2,840,705
LG Chem Ltd.(b)	402,562	109,842,511
LG Corp.	816,017	47,967,315
LG Display Co. Ltd.(a)(b)	2,066,819	23,803,612
LG Electronics Inc.	930,649	47,099,099
LG Hausys Ltd.	69,601	3,384,519
LG Household & Health Care Ltd.	81,842	79,662,925
LG Innotek Co. Ltd.	125,756	10,226,597
LG International Corp.	307,396	4,365,087
LG Uplus Corp.	928,425	10,117,820
LIG Nex1 Co. Ltd.	90,618	2,330,444
Lock&Lock Co. Ltd.(b)	193,768	1,911,684
Lotte Chemical Corp.	151,433	28,129,969
Lotte Chilsung Beverage Co. Ltd.	30,707	3,295,695
Lotte Confectionery Co. Ltd.(b)	20,619	2,570,459
Lotte Corp.(b)	253,061	6,967,665
LOTTE Fine Chemical Co. Ltd.	173,505	6,245,464
Lotte Food Co. Ltd.	4,884	1,786,264
LOTTE Himart Co. Ltd.	93,136	2,406,734
Lotte Shopping Co. Ltd.	97,476	10,944,674
Lotte Tour Development Co. Ltd.(a)(b)	133,807	1,452,683
LS Corp.	178,285	6,653,030
LS Industrial Systems Co. Ltd.	150,199	5,697,952
Maeil Dairies Co. Ltd.	38,649	2,919,615
Mando Corp.(b)	283,374	7,977,753
Medipost Co. Ltd.(a)(b)	158,254	3,834,679
Medy-Tox Inc.	39,530	11,487,769
MeereCo. Inc.(b)	42,978	1,319,944
Meritz Financial Group Inc.	322,431	3,420,630
Meritz Fire & Marine Insurance Co. Ltd.	460,118	6,818,673
Meritz Securities Co. Ltd.	2,452,811	9,628,992
Mezzion Pharma Co. Ltd.(a)(b)	57,383	4,827,515
Mirae Asset Daewoo Co. Ltd.	3,378,782	20,753,881
Mirae Asset Life Insurance Co. Ltd.	585,644	1,994,453
Modetour Network Inc.(b)	162,600	1,986,774
Muhak Co. Ltd.	212,563	1,537,298
Namhae Chemical Corp.(b)	238,360	1,739,610
Namyang Dairy Products Co. Ltd.	6,164	2,595,368
Naturecell Co. Ltd.(a)(b)	397,485	2,054,288
NAVER Corp.	1,241,399	150,146,504
NCSoft Corp.	149,071	66,089,682
Netmarble Corp.(a)(b)(c)	227,359	17,681,914
Nexen Corp.(b)	529,621	2,514,197
Nexen Tire Corp.	325,658	2,508,474
NH Investment & Securities Co. Ltd.	1,150,202	11,680,070

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
NHN Corp.(a)	92,412	$4,631,091
NICE Holdings Co. Ltd.	208,350	3,380,043
NICE Information Service Co. Ltd.	362,910	3,954,933
NKMax Co. Ltd.(a)	332,817	2,912,578
Nong Shim Holdings Co. Ltd.(b)	37,604	2,483,649
NongShim Co. Ltd.	27,647	5,478,043
NS Shopping Co. Ltd.	211,441	1,763,099
OCI Co. Ltd.(b)	169,054	9,267,439
Orange Life Insurance Ltd.(c)	305,197	6,790,555
Orion Corp./Republic of Korea	211,804	15,755,245
Orion Holdings Corp.	217,093	2,813,920
Oscotec Inc.(a)(b)	184,217	2,760,403
Osstem Implant Co. Ltd.(a)(b)	102,260	3,887,780
Ottogi Corp.	11,780	5,553,255
Pan Ocean Co. Ltd.(a)(b)	2,270,301	9,109,319
Paradise Co. Ltd.(b)	427,946	5,723,612
Partron Co. Ltd.(b)	400,182	3,849,016
Pearl Abyss Corp.(a)(b)	56,424	9,069,765
Peptron Inc.(a)(b)	174,468	1,836,505
Pharmicell Co. Ltd.(a)(b)	514,110	3,191,833
Poongsan Corp.	209,062	3,797,205
POSCO	694,727	121,021,587
POSCO Chemical Co. Ltd.(b)	204,928	8,916,166
Posco ICT Co. Ltd.(b)	594,521	2,446,801
Posco International Corp.	443,388	6,717,168
Prostemics Co. Ltd.(a)(b)	306,025	1,003,029
RFHIC Corp.(b)	112,179	3,084,054
S&T Motiv Co. Ltd.	76,296	3,294,349
S-1 Corp.	141,165	11,771,034
Sam Chun Dang Pharm Co. Ltd.	119,846	3,151,368
Samchully Co. Ltd.	32,728	2,277,788
Samjin Pharmaceutical Co. Ltd.(b)	104,469	2,320,096
Samsung Biologics Co. Ltd.(a)(b)(c)	145,906	32,403,479
Samsung C&T Corp.	751,974	53,639,260
Samsung Card Co. Ltd.	198,884	5,443,141
Samsung Electro-Mechanics Co. Ltd.(b)	493,191	36,279,313
Samsung Electronics Co. Ltd.	42,380,521	1,539,519,442
Samsung Engineering Co. Ltd.(a)	1,380,494	17,665,764
Samsung Fire & Marine Insurance Co. Ltd.	270,649	51,169,140
Samsung Heavy Industries Co. Ltd.(a)(b)	3,850,319	24,635,684
Samsung Life Insurance Co. Ltd.	615,691	34,666,771
Samsung SDI Co. Ltd.	496,564	102,285,010
Samsung SDS Co. Ltd.	304,870	49,332,937
Samsung Securities Co. Ltd.	505,345	14,727,495
Samwha Capacitor Co. Ltd.(b)	71,470	2,389,709
Samyang Corp.(b)	58,156	2,405,462
Samyang Foods Co. Ltd.(b)	30,088	1,738,832
Samyang Holdings Corp.	42,866	2,130,471
Sangsangin Co. Ltd.(a)(b)	344,614	3,328,779
Seah Besteel Corp.	141,270	1,883,600
Sebang Global Battery Co. Ltd.	87,094	2,757,527
Seegene Inc.(a)	194,687	3,479,854
Seobu T&D(a)	276,842	1,757,618
Seoul Semiconductor Co. Ltd.	344,743	4,198,109
SFA Engineering Corp.	158,818	5,218,540
Shinhan Financial Group Co. Ltd.	3,973,136	133,667,940
Shinsegae Food Co. Ltd.(b)	27,051	1,719,651
Shinsegae Inc.	64,461	12,293,491
Shinsegae International Inc.	25,632	3,925,479
Silicon Works Co. Ltd.(b)	105,120	2,850,933

Security	Shares	Value

South Korea (continued)
SillaJen Inc.(a)(b)	545,747	$4,730,934
Sindoh Co. Ltd.	88,695	3,020,573
SK Chemicals Co. Ltd.	88,574	3,184,642
SK D&D Co. Ltd.(b)	57,229	1,299,317
SK Discovery Co. Ltd.(b)	118,874	2,183,650
SK Gas Ltd.(b)	39,902	2,520,126
SK Holdings Co. Ltd.	306,167	50,553,891
SK Hynix Inc.	4,836,080	309,030,004
SK Innovation Co. Ltd.	487,760	66,444,087
SK Materials Co. Ltd.(b)	41,508	6,247,190
SK Networks Co. Ltd.	1,302,087	5,729,720
SK Telecom Co. Ltd.	174,142	34,433,031
SKC Co. Ltd.(b)	187,518	7,121,427
SKCKOLONPI Inc.(b)	137,752	3,491,423
SL Corp.	138,936	2,466,150
SM Entertainment Co. Ltd.(a)(b)	169,837	4,178,446
S-Oil Corp.(b)	396,703	31,670,737
Songwon Industrial Co. Ltd.(b)	152,484	2,316,372
Soulbrain Co. Ltd.(b)	94,898	5,335,442
SPC Samlip Co. Ltd.	21,610	1,561,094
Ssangyong Motor Co.(a)(b)	625,304	1,584,878
STCUBE(a)	215,326	2,151,038
Sungwoo Hitech Co. Ltd.	626,782	1,831,833
Taekwang Industrial Co. Ltd.	3,983	3,528,387
Taeyoung Engineering & Construction Co. Ltd.(b)	352,408	3,534,990
Taihan Fiberoptics Co. Ltd.(a)(b)	611,817	2,000,244
Tego Science Inc.(a)(b)	60,004	1,258,288
Telcon RF Pharmaceutical Inc.(a)(b)	730,311	3,044,847
Tera Resource Co. Ltd.(a)(d)	49,111	—
Theragen Etex Co. Ltd.(a)(b)	262,520	1,514,976
Tokai Carbon Korea Co. Ltd.	46,335	1,912,693
Tongyang Inc.	2,090,596	2,735,682
Tongyang Life Insurance Co. Ltd.	565,977	1,714,869
Toptec Co. Ltd.(b)	224,074	1,485,502
Value Added Technology Co. Ltd.(b)	111,463	2,236,162
Vieworks Co. Ltd.	85,781	1,749,260
Webzen Inc.(a)	166,509	2,405,703
Wemade Co. Ltd.(b)	86,416	2,179,574
Wonik Holdings Co. Ltd.(a)	651,908	2,039,819
WONIK IPS Co. Ltd.	282,535	5,481,587
Woongjin Coway Co. Ltd.	452,207	31,435,153
Woori Financial Group Inc.(b)	4,268,333	41,934,500
Woori Investment Bank Co. Ltd.(a)(b)	2,487,286	1,349,141
YG Entertainment Inc.(b)	108,283	1,895,232
Youlchon Chemical Co. Ltd.(b)	126,886	1,555,630
Youngone Corp.	186,520	5,420,437
Youngone Holdings Co. Ltd.	71,675	2,920,257
Yuanta Securities Korea Co. Ltd.(a)	1,074,585	2,364,309
Yuhan Corp.	76,359	14,468,021
Yungjin Pharmaceutical Co. Ltd.(a)(b)	1,004,931	3,725,193
Yuyang DNU Co. Ltd.(a)(b)	511,460	2,432,206

		5,959,085,132

Taiwan — 12.1%
AcBel Polytech Inc.(b)	5,179,000	3,652,176
Accton Technology Corp.(b)	4,384,000	23,099,395
Acer Inc.(b)	26,098,872	14,291,646
A-DATA Technology Co. Ltd.(b)	2,338,820	3,626,251
Advanced Ceramic X Corp.(b)	423,000	2,989,685
Advantech Co. Ltd.(b)	3,180,165	27,032,921

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Airtac International Group(b)	1,083,880	$11,163,170
AmTRAN Technology Co. Ltd.(a)(b)	7,864,000	2,716,472
Arcadyan Technology Corp.	1,200,000	3,992,359
Ardentec Corp.	4,466,546	3,882,098
ASE Technology Holding Co. Ltd.	31,006,222	70,482,147
Asia Cement Corp.(b)	20,137,050	27,567,436
Asia Optical Co. Inc.(b)	2,256,000	6,155,339
Asia Pacific Telecom Co. Ltd.(a)	23,303,000	4,510,737
ASMedia Technology Inc.(b)	247,000	3,971,188
Asustek Computer Inc.(b)	6,268,000	40,709,074
AU Optronics Corp.(b)	77,062,000	20,068,996
Bank of Kaohsiung Co. Ltd.(b)	22,757,303	7,027,884
BES Engineering Corp.(b)	15,792,000	3,790,884
Bizlink Holding Inc.	1,006,926	6,908,391
Brighton-Best International Taiwan Inc.(b)	4,575,000	5,025,072
Capital Securities Corp.	24,218,050	6,746,512
Career Technology MFG. Co. Ltd.(b)	3,630,940	3,872,540
Casetek Holdings Ltd.(b)	1,791,485	2,931,625
Catcher Technology Co. Ltd.(b)	5,872,000	41,221,776
Cathay Financial Holding Co. Ltd.(b)	65,917,078	84,258,856
Cathay Real Estate Development Co. Ltd.(b)	6,834,900	4,428,214
Center Laboratories Inc.(b)	2,513,031	4,888,449
Century Iron & Steel Industrial Co. Ltd.(b)	1,109,000	2,446,791
Chailease Holding Co. Ltd.	11,386,017	45,130,822
Chang Hwa Commercial Bank Ltd.	52,324,963	33,650,565
Charoen Pokphand Enterprise	1,524,000	3,352,703
Cheng Loong Corp.	8,224,000	4,595,072
Cheng Shin Rubber Industry Co. Ltd.(b)	16,716,650	23,417,147
Cheng Uei Precision Industry Co. Ltd.(b)	3,423,000	3,776,089
Chicony Electronics Co. Ltd.	4,702,787	13,205,534
Chilisin Electronics Corp.(b)	1,898,000	4,755,575
China Airlines Ltd.	23,593,000	6,940,443
China Bills Finance Corp.(b)	14,098,000	6,620,360
China Development Financial Holding Corp.	110,804,000	32,066,487
China General Plastics Corp.(b)	3,771,040	2,275,110
China Life Insurance Co. Ltd./Taiwan(a)	22,516,707	17,634,861
China Man-Made Fiber Corp.(b)	13,664,514	3,519,450
China Metal Products	3,183,146	3,070,657
China Motor Corp.(b)	5,573,000	4,435,689
China Petrochemical Development Corp.(b)	26,328,245	8,323,447
China Steel Chemical Corp.(b)	1,799,000	7,216,619
China Steel Corp.(b)	100,141,529	73,806,953
Chin-Poon Industrial Co. Ltd.(b)	3,665,000	3,728,009
Chipbond Technology Corp.	5,276,000	10,515,046
ChipMOS Technologies Inc.(b)	5,196,000	5,095,091
Chlitina Holding Ltd.(b)	419,000	2,948,074
Chong Hong Construction Co. Ltd.(b)	1,813,122	4,617,948
Chroma ATE Inc.(b)	3,119,000	15,093,537
Chung Hung Steel Corp.(b)	8,096,000	2,556,903
Chunghwa Precision Test Tech Co. Ltd.	182,000	4,403,693
Chunghwa Telecom Co. Ltd.	32,873,000	114,076,950
Cleanaway Co. Ltd.(b)	812,000	3,942,375
Clevo Co.(b)	4,551,175	4,419,320
CMC Magnetics Corp.(a)(b)	16,206,566	4,060,671
Compal Electronics Inc.(b)	34,425,000	19,672,994
Compeq Manufacturing Co. Ltd.(b)	8,840,000	9,034,193
Concraft Holding Co. Ltd.(b)	593,750	2,948,902
Continental Holdings Corp.(b)	7,378,600	3,511,941
Coretronic Corp.	3,753,200	4,594,414
CSBC Corp. Taiwan(a)(b)	2,422,712	1,943,723

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co. Ltd.	156,868,599	$101,632,473
CTCI Corp.(b)	5,531,000	7,712,760
Cub Elecparts Inc.(b)	518,726	4,731,455
Darfon Electronics Corp.(b)	1,930,000	2,543,840
Darwin Precisions Corp.(b)	4,195,000	2,417,367
Delta Electronics Inc.(b)	17,079,000	79,658,500
Depo Auto Parts Ind. Co. Ltd.	1,054,000	2,124,107
E Ink Holdings Inc.	7,723,000	6,859,971
E.Sun Financial Holding Co. Ltd.	94,711,557	76,137,116
Eclat Textile Co. Ltd.(b)	1,623,683	19,850,184
Egis Technology Inc.	588,000	4,988,921
Elan Microelectronics Corp.(b)	2,554,100	6,928,027
Elite Material Co. Ltd.(b)	2,488,000	10,455,778
Elite Semiconductor Memory Technology Inc.	4,007,000	4,101,402
eMemory Technology Inc.	647,000	7,508,166
Ennoconn Corp.(b)	586,384	4,191,124
Epistar Corp.(b)	10,130,000	7,433,827
Eternal Materials Co. Ltd.	9,857,915	7,752,006
Eva Airways Corp.	16,699,081	7,522,827
Evergreen Marine Corp. Taiwan Ltd.	18,987,544	7,767,906
Everlight Chemical Industrial Corp.(b)	8,479,781	4,387,025
Everlight Electronics Co. Ltd.(b)	4,277,000	3,744,588
Far Eastern Department Stores Ltd.(b)	9,138,167	6,880,536
Far Eastern International Bank	23,504,042	8,680,257
Far Eastern New Century Corp.	27,262,916	24,737,125
Far EasTone Telecommunications Co. Ltd.	13,346,000	31,102,426
Faraday Technology Corp.(b)	2,117,000	3,828,259
Farglory Land Development Co. Ltd.(b)	2,223,782	2,665,565
Feng Hsin Steel Co. Ltd.(b)	4,210,000	7,318,243
Feng TAY Enterprise Co. Ltd.(b)	3,289,656	21,417,849
Firich Enterprises Co. Ltd.	2,653,041	3,374,371
First Financial Holding Co. Ltd.	88,724,807	60,731,721
FLEXium Interconnect Inc.(b)	2,642,616	7,891,671
Formosa Chemicals & Fibre Corp.	30,852,210	86,535,489
Formosa Petrochemical Corp.(b)	10,719,000	33,170,544
Formosa Plastics Corp.(b)	38,908,800	116,565,364
Formosa Taffeta Co. Ltd.	4,735,000	5,132,975
Foxconn Technology Co. Ltd.	8,227,424	16,606,771
Foxsemicon Integrated Technology Inc.(b)	766,000	2,804,521
Fubon Financial Holding Co. Ltd.(b)	57,292,000	79,617,822
Fusheng Precision Co. Ltd.(b)	669,000	3,493,028
General Interface Solution Holding Ltd.(b)	2,156,000	7,069,978
Genius Electronic Optical Co. Ltd.(b)	609,000	8,026,934
Getac Technology Corp.	3,597,000	5,422,412
Giant Manufacturing Co. Ltd.(b)	2,691,000	18,719,627
Gigabyte Technology Co. Ltd.(b)	4,853,000	8,157,861
Ginko International Co. Ltd.(b)	442,000	2,469,628
Global Unichip Corp.(b)	745,000	5,621,299
Globalwafers Co. Ltd.(b)	1,947,000	17,852,149
Goldsun Building Materials Co. Ltd.(b)	16,852,000	4,302,867
Gourmet Master Co. Ltd.(b)	899,471	4,295,468
Grand Pacific Petrochemical(a)(b)	8,703,000	5,139,785
Grape King Bio Ltd.(b)	1,069,000	6,568,513
Great Wall Enterprise Co. Ltd.	6,738,789	7,916,629
Greatek Electronics Inc.(b)	3,404,000	4,470,392
HannStar Display Corp.(b)	25,142,640	5,363,123
Highwealth Construction Corp.(b)	5,433,230	8,562,397
Hiwin Technologies Corp.(b)	1,995,386	16,167,645
Holtek Semiconductor Inc.	1,675,000	3,567,574
Holy Stone Enterprise Co. Ltd.(b)	1,324,330	3,849,453

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hon Hai Precision Industry Co. Ltd.(b)	110,848,928	$261,858,977
Hota Industrial Manufacturing Co. Ltd.(b)	1,872,216	6,914,265
Hotai Motor Co. Ltd.(b)	2,637,000	37,149,713
Hsin Kuang Steel Co. Ltd.(b)	2,269,000	1,954,042
HTC Corp.(b)	6,727,000	7,442,319
Hua Nan Financial Holdings Co. Ltd.	74,558,167	47,355,474
Huaku Development Co. Ltd.(b)	2,605,000	6,676,297
Hung Sheng Construction Ltd.(a)(b)	6,777,000	4,304,398
IBF Financial Holdings Co. Ltd.	24,231,645	8,061,786
IEI Integration Corp.(d)	3,335,623	3,823,064
Innolux Corp.(b)	75,981,241	16,981,481
International CSRC Investment Holdings Co.(b)	6,544,685	6,698,874
International Games System Co. Ltd.	590,000	7,100,287
Inventec Corp.(b)	21,262,000	14,553,741
ITEQ Corp.(b)	1,749,000	7,628,558
Jih Sun Financial Holdings Co. Ltd.	10,880,646	3,221,586
Kenda Rubber Industrial Co. Ltd.(b)	5,194,889	4,878,995
Kindom Construction Corp.	3,375,000	3,159,026
King Slide Works Co. Ltd.(b)	555,000	5,795,606
King Yuan Electronics Co. Ltd.(b)	9,370,000	10,187,377
King’s Town Bank Co. Ltd.(b)	7,824,000	7,659,599
Kinpo Electronics(b)	14,690,000	4,817,160
Kinsus Interconnect Technology Corp.(b)	2,654,000	3,299,545
LandMark Optoelectronics Corp.(b)	677,900	5,600,606
Largan Precision Co. Ltd.(b)	892,000	110,470,551
Lealea Enterprise Co. Ltd.(b)	10,013,173	2,869,104
Lien Hwa Industrial Corp.(b)	6,750,392	7,264,032
Lite-On Technology Corp.	18,194,238	28,962,493
Longchen Paper & Packaging Co. Ltd.(b)	5,799,000	2,593,949
Lotes Co. Ltd.(b)	682,722	5,433,954
Lotus Pharmaceutical Co. Ltd.(a)(b)	737,000	2,320,576
Machvision Inc.(b)	304,000	3,290,672
Macronix International(b)	16,278,554	14,278,069
Makalot Industrial Co. Ltd.(b)	1,753,568	10,328,242
MediaTek Inc.	13,269,572	155,255,260
Mega Financial Holding Co. Ltd.(b)	99,215,958	90,813,715
Mercuries Life Insurance Co. Ltd.(a)(b)	12,234,000	4,089,685
Merida Industry Co. Ltd.(b)	1,822,850	10,533,183
Merry Electronics Co. Ltd.(b)	1,646,051	7,651,176
Micro-Star International Co. Ltd.(b)	5,946,000	15,863,572
Mitac Holdings Corp.(b)	8,890,226	7,811,851
momo.com Inc.	330,000	2,715,855
Nan Kang Rubber Tire Co. Ltd.(b)	5,711,000	6,963,747
Nan Ya Plastics Corp.(b)	44,538,440	97,556,341
Nan Ya Printed Circuit Board Corp.(b)	2,284,000	2,930,443
Nanya Technology Corp.	10,510,000	23,556,320
Nien Made Enterprise Co. Ltd.(b)	1,412,000	12,362,305
Novatek Microelectronics Corp.(b)	5,135,000	30,407,832
OBI Pharma Inc.(a)	1,273,258	5,654,871
On-Bright Electronics Inc.	357,000	2,023,114
Oriental Union Chemical Corp.(b)	5,536,000	3,754,117
Pan Jit International Inc.(b)	2,928,000	2,549,532
Pan-International Industrial Corp.	4,737,366	3,604,682
Parade Technologies Ltd.	621,000	10,755,301
PChome Online Inc.(a)(b)	949,070	4,048,882
Pegatron Corp.(b)	17,470,000	29,144,476
PharmaEngine Inc.(b)	1,334,793	3,272,176
PharmaEssentia Corp.(a)	1,761,000	6,615,664
Pharmally International Holding Co. Ltd.(b)	449,704	3,257,168
Phison Electronics Corp.	1,277,000	11,729,210

Security	Shares	Value

Taiwan (continued)
Pixart Imaging Inc.	1,356,000	$4,640,879
Pou Chen Corp.	16,988,000	21,201,197
Powertech Technology Inc.	6,131,000	14,658,965
Poya International Co. Ltd.	477,447	6,323,399
President Chain Store Corp.(b)	4,936,000	45,887,042
President Securities Corp.	10,537,135	4,277,252
Primax Electronics Ltd.	3,492,000	6,570,430
Prince Housing & Development Corp.	10,580,995	3,671,851
Qisda Corp.(b)	13,814,000	8,817,915
Quanta Computer Inc.(b)	23,173,000	41,683,365
Radiant Opto-Electronics Corp.(b)	4,168,000	15,061,063
Radium Life Tech Co. Ltd.	7,255,279	2,737,187
Realtek Semiconductor Corp.(b)	4,368,110	29,899,511
Ritek Corp.(a)	13,678,583	3,719,042
Roo Hsing Co. Ltd.(a)(b)	5,478,000	1,909,713
Ruentex Development Co. Ltd.(b)	4,901,391	6,639,739
Ruentex Industries Ltd.(b)	2,914,943	6,468,371
Sanyang Motor Co. Ltd.	5,816,000	3,786,603
ScinoPharm Taiwan Ltd.(b)	2,840,027	2,115,779
SDI Corp.(b)	1,141,000	2,241,315
Sercomm Corp.(b)	1,976,000	5,190,067
Shanghai Commercial & Savings Bank Ltd. (The)(b)	26,300,000	42,535,498
Shin Kong Financial Holding Co. Ltd.(b)	91,393,188	26,769,097
Shin Zu Shing Co. Ltd.(b)	1,356,000	5,180,516
Shining Building Business Co. Ltd.(a)	9,128,184	2,859,641
Shinkong Synthetic Fibers Corp.	15,507,000	5,751,562
Sigurd Microelectronics Corp.(b)	5,178,000	5,489,570
Silergy Corp.(b)	666,000	14,800,000
Simplo Technology Co. Ltd.	1,457,400	12,202,999
Sinbon Electronics Co. Ltd.	2,412,809	10,562,281
Sino-American Silicon Products Inc.	4,412,000	10,422,490
SinoPac Financial Holdings Co. Ltd.	89,308,660	33,693,334
Sinyi Realty Inc.	3,678,704	3,695,101
Sitronix Technology Corp.(b)	1,093,000	5,637,249
Soft-World International Corp.(b)	1,126,000	2,616,937
Sporton International Inc.	586,000	4,076,441
St. Shine Optical Co. Ltd.(b)	460,000	6,663,483
Standard Foods Corp.	4,076,096	8,071,734
Sunny Friend Environmental Technology Co. Ltd.(b)	698,000	5,811,111
Sunonwealth Electric Machine Industry Co. Ltd.(b)	1,691,000	2,045,782
Supreme Electronics Co. Ltd.(b)	3,206,000	2,924,288
Synnex Technology International Corp.	11,695,250	13,776,640
TA Chen Stainless Pipe(b)	7,916,596	9,602,748
Taichung Commercial Bank Co. Ltd.	26,738,577	10,045,056
TaiDoc Technology Corp.(b)	424,000	1,822,350
Taigen Biopharmaceuticals Holdings Ltd.(a)(b)	6,068,000	3,284,177
TaiMed Biologics Inc.(a)(b)	1,727,000	8,027,443
Tainan Spinning Co. Ltd.(b)	11,282,894	4,130,954
Taishin Financial Holding Co. Ltd.(b)	72,903,267	31,101,680
Taiwan Business Bank	39,794,691	15,583,403
Taiwan Cement Corp.(b)	42,508,158	52,035,615
Taiwan Cogeneration Corp.(b)	4,364,000	3,911,067
Taiwan Cooperative Financial Holding Co. Ltd.	79,822,672	50,826,280
Taiwan Fertilizer Co. Ltd.(b)	5,504,000	7,955,479
Taiwan Glass Industry Corp.(b)	12,471,053	4,625,526
Taiwan High Speed Rail Corp.	17,423,000	21,022,977
Taiwan Hon Chuan Enterprise Co. Ltd.(b)	3,114,674	5,721,639

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Mobile Co. Ltd.	13,803,000	$49,217,956
Taiwan Paiho Ltd.(b)	2,100,000	5,609,360
Taiwan Secom Co. Ltd.(b)	2,357,185	6,453,929
Taiwan Semiconductor Co. Ltd.(b)	2,346,000	3,465,597
Taiwan Semiconductor Manufacturing Co. Ltd.	218,396,000	1,800,845,718
Taiwan Shin Kong Security Co. Ltd.	5,359,770	6,373,365
Taiwan Styrene Monomer	4,366,000	3,009,357
Taiwan TEA Corp.(b)	9,442,000	4,659,376
Taiwan Union Technology Corp.(b)	2,011,000	8,259,121
Tanvex BioPharma Inc.(a)(b)	1,005,000	2,217,335
Tatung Co. Ltd.(a)(b)	16,745,000	8,982,911
TCI Co. Ltd.(b)	833,448	8,172,620
Teco Electric and Machinery Co. Ltd.(b)	16,726,000	13,259,389
Test Research Inc.(b)	1,788,400	2,738,683
Test Rite International Co. Ltd.	8,162,000	5,534,881
Thinking Electronic Industrial Co. Ltd.	621,000	1,607,364
Ton Yi Industrial Corp.(b)	9,439,000	3,651,189
Tong Hsing Electronic Industries Ltd.(b)	1,333,000	5,071,426
Tong Yang Industry Co. Ltd.	3,588,400	5,186,672
Topco Scientific Co. Ltd.(b)	2,010,639	5,940,379
TPK Holding Co. Ltd.(a)	3,132,000	5,663,725
Transcend Information Inc.(b)	2,069,000	4,340,882
Tripod Technology Corp.	3,596,000	12,994,142
TSRC Corp.(b)	6,612,900	5,021,256
TTY Biopharm Co. Ltd.	1,973,124	4,918,676
Tung Ho Steel Enterprise Corp.(b)	8,340,000	5,509,551
TXC Corp.	3,194,000	4,052,241
U-Ming Marine Transport Corp.	4,437,000	4,880,559
Unimicron Technology Corp.(b)	11,665,000	14,502,332
Union Bank of Taiwan(b)	5,758,830	1,860,940
Uni-President Enterprises Corp.	43,742,369	106,675,118
Unitech Printed Circuit Board Corp.	5,409,000	5,148,968
United Integrated Services Co. Ltd.	1,560,400	7,700,159
United Microelectronics Corp.(b)	102,935,000	44,077,547
United Renewable Energy Co. Ltd.(a)	20,399,895	5,202,265
UPC Technology Corp.(b)	10,573,367	3,433,567
USI Corp.(b)	13,444,300	5,414,530
Vanguard International Semiconductor Corp.(b)	7,690,000	15,668,895
Via Technologies Inc.(a)	1,930,000	1,947,819
Visual Photonics Epitaxy Co. Ltd.	1,837,000	5,456,609
Voltronic Power Technology Corp.	485,974	10,907,726
Wafer Works Corp.(b)	4,841,404	4,947,758
Wah Lee Industrial Corp.(b)	2,629,000	4,469,551
Walsin Lihwa Corp.(b)	23,896,000	10,498,720
Walsin Technology Corp.(b)	2,808,597	14,127,931
Win Semiconductors Corp.	2,972,427	24,651,934
Winbond Electronics Corp.(b)	25,763,480	13,984,952
Wistron Corp.	24,743,004	19,614,798
Wistron NeWeb Corp.(b)	2,504,654	6,283,564
WPG Holdings Ltd.	12,108,200	15,323,176
WT Microelectronics Co. Ltd.(b)	5,264,734	6,453,112
XinTec Inc.(a)(b)	1,678,000	2,569,621
XPEC Entertainment Inc.(a)(d)	31,000	0	(e)
Xxentria Technology Materials Corp.	1,207,000	2,624,581
Yageo Corp.(b)	2,299,454	16,618,149
Yang Ming Marine Transport Corp.(a)	13,507,677	3,423,149
YFY Inc.(b)	14,803,000	5,443,319
Yieh Phui Enterprise Co. Ltd.(b)	14,216,026	4,086,938
Yuanta Financial Holding Co. Ltd.	92,492,912	53,151,769
Yulon Finance Corp.(b)	1,615,200	5,656,542

Security	Shares	Value

Taiwan (continued)
Yulon Motor Co. Ltd.(b)	8,038,000	$5,348,430
YungShin Global Holding Corp.	3,376,650	4,434,473
Zhen Ding Technology Holding Ltd.	4,403,950	16,264,190

		6,393,211,613

Thailand — 3.2%
Advanced Info Service PCL, NVDR	10,299,200	78,155,676
Airports of Thailand PCL, NVDR	37,911,900	89,284,710
Amata Corp. PCL, NVDR	8,216,000	7,121,563
AP Thailand PCL, NVDR	23,686,990	5,655,901
Bangchak Corp. PCL, NVDR	9,534,800	8,498,595
Bangkok Airways PCL, NVDR	10,501,700	3,314,790
Bangkok Bank PCL, Foreign	4,159,700	23,334,322
Bangkok Chain Hospital PCL, NVDR	13,200,750	6,908,562
Bangkok Dusit Medical Services PCL, NVDR(b)	82,274,700	63,510,767
Bangkok Expressway & Metro PCL, NVDR	73,988,985	27,105,295
Bangkok Land PCL, NVDR	170,145,200	8,292,300
Banpu PCL, NVDR	40,860,700	16,973,780
BCPG PCL, NVDR(b)	8,287,200	5,068,955
Beauty Community PCL, NVDR(b)	22,512,900	2,135,495
BEC World PCL, NVDR(a)(b)	12,718,000	3,452,757
Berli Jucker PCL, NVDR(b)	9,916,700	17,596,892
BTS Group Holdings PCL, NVDR(b)	68,482,300	30,239,956
Bumrungrad Hospital PCL, NVDR	3,866,000	17,513,811
Carabao Group PCL, NVDR	2,482,900	6,233,137
Central Pattana PCL, NVDR(b)	18,784,500	41,320,063
CH Karnchang PCL, NVDR	7,650,800	5,830,849
Charoen Pokphand Foods PCL, NVDR	32,998,200	31,840,605
Chularat Hospital PCL, NVDR(b)	56,560,100	4,440,077
CK Power PCL, NVDR	28,271,800	5,640,951
CP ALL PCL, NVDR	50,611,700	139,059,050
Dynasty Ceramic PCL, NVDR(b)	43,776,620	2,949,704
Eastern Polymer Group PCL, NVDR(b)	15,144,000	3,739,871
Electricity Generating PCL, NVDR(b)	2,758,500	30,316,657
Energy Absolute PCL, NVDR(b)	14,642,000	22,629,307
Esso Thailand PCL, NVDR(b)	9,359,800	2,632,898
GFPT PCL, NVDR	7,057,300	4,155,087
Gulf Energy Development PCL, NVDR	5,090,200	24,141,925
Gunkul Engineering PCL, NVDR(b)	51,947,641	5,403,336
Hana Microelectronics PCL, NVDR(b)	6,280,000	5,854,281
Home Product Center PCL, NVDR	54,071,175	31,835,184
Indorama Ventures PCL, NVDR	15,011,400	17,308,099
Intouch Holdings PCL, NVDR	18,794,800	39,344,744
IRPC PCL, NVDR(b)	101,271,500	13,117,512
Italian-Thai Development PCL, NVDR(b)	62,444,600	3,880,767
Jasmine International PCL, NVDR(b)	37,180,700	8,209,002
Kasikornbank PCL, Foreign	10,434,800	54,610,123
Kasikornbank PCL, NVDR	7,139,800	37,365,868
KCE Electronics PCL, NVDR(b)	7,788,400	4,228,880
Khon Kaen Sugar Industry PCL, NVDR	25,937,186	1,917,345
Kiatnakin Bank PCL, NVDR	3,262,700	7,737,207
Krung Thai Bank PCL, NVDR	27,649,400	15,555,472
Land & Houses PCL, NVDR	64,453,000	22,768,580
LPN Development PCL, NVDR(b)	14,866,700	2,990,603
Major Cineplex Group PCL, NVDR	6,653,700	5,604,147
MBK PCL, NVDR(b)	10,609,100	8,085,437
Mega Lifesciences PCL, NVDR(b)	4,135,300	4,226,940
Minor International PCL, NVDR	23,992,660	29,821,607
Muangthai Capital PCL, NVDR(b)	6,438,700	11,583,237
Origin Property PCL, NVDR(b)	10,823,300	2,796,764
Plan B Media PCL, NVDR	26,353,100	7,757,884

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Precious Shipping PCL, NVDR(a)(b)	10,344,700	$3,011,459
Prima Marine PCL, NVDR(b)	12,890,400	3,900,113
PTG Energy PCL, NVDR(b)	6,665,000	4,687,137
PTT Exploration & Production PCL, NVDR	12,216,801	49,750,322
PTT Global Chemical PCL, NVDR	19,785,800	34,462,142
PTT PCL, NVDR(b)	99,782,300	144,422,824
Quality Houses PCL, NVDR	74,088,117	7,124,673
Ratch Group PCL, NVDR	5,363,800	12,895,226
Ratchthani Leasing PCL, NVDR(b)	15,933,650	3,700,349
Robinson PCL, NVDR	4,012,200	8,431,886
RS PCL, NVDR(b)	4,685,900	2,605,619
Siam Cement PCL (The), NVDR	6,820,600	92,807,903
Siam Commercial Bank PCL (The), NVDR	6,862,500	27,721,604
Siam Global House PCL, NVDR(b)	15,384,883	7,699,361
Siamgas & Petrochemicals PCL, NVDR(b)	9,478,900	2,604,392
Singha Estate PCL, NVDR	42,098,800	4,654,312
Sino-Thai Engineering & Construction PCL, NVDR	8,529,228	5,384,385
Sri Trang Agro-Industry PCL, NVDR	9,393,260	3,287,526
Srisawad Corp PCL, NVDR	8,462,049	15,430,836
Supalai PCL, NVDR	13,675,800	8,812,274
Super Energy Corp. PCL, NVDR(a)	168,432,800	3,525,946
SVI PCL, NVDR(b)	18,068,800	2,198,575
Taokaenoi Food & Marketing PCL, Class R, NVDR	6,164,700	2,036,584
Thai Airways International PCL, NVDR(a)(b)	14,367,600	4,676,020
Thai Oil PCL, NVDR(b)	10,008,700	22,179,718
Thai Union Group PCL, NVDR(b)	28,074,600	15,978,348
Thai Vegetable Oil PCL, NVDR	6,087,500	5,226,817
Thanachart Capital PCL, NVDR	5,077,000	9,382,631
Thonburi Healthcare Group PCL, NVDR(b)	6,136,300	4,817,113
Thoresen Thai Agencies PCL, NVDR	21,987,223	4,135,302
Tisco Financial Group PCL, NVDR(b)	3,291,550	10,981,702
TMB Bank PCL, NVDR(b)	117,304,000	5,985,583
Total Access Communication PCL, NVDR	5,753,100	11,573,004
TPI Polene PCL, NVDR(b)	87,357,000	4,686,090
True Corp. PCL, NVDR	103,380,111	21,303,286
TTW PCL, NVDR(b)	18,580,100	8,508,346
U City PCL, NVDR(a)(b)	37,230,800	2,752,199
Unique Engineering & Construction PCL, NVDR	10,336,000	3,228,679
WHA Corp. PCL, NVDR(b)	82,441,900	13,267,288
Workpoint Entertainment PCL, NVDR(b)	3,073,200	2,322,052

		1,683,256,953

Turkey — 0.6%
Akbank T.A.S.(a)	25,159,898	29,969,482
Aksa Akrilik Kimya Sanayii AS	1,325,610	1,961,254
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,107,940	9,254,856
Arcelik AS(a)	1,823,257	5,348,116
Aselsan Elektronik Sanayi Ve Ticaret AS(b)	3,336,261	10,444,694
BIM Birlesik Magazalar AS	3,776,470	30,477,515
Coca-Cola Icecek AS	791,510	4,681,473
Dogan Sirketler Grubu Holding AS	10,617,954	2,405,612
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	20,931,760	4,239,344
Eregli Demir ve Celik Fabrikalari TAS	13,045,980	14,353,097
Ford Otomotiv Sanayi AS	676,731	6,823,934
Haci Omer Sabanci Holding AS	8,463,767	12,740,139
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	9,486,749	3,321,685
KOC Holding AS	6,725,723	20,190,156
Koza Altin Isletmeleri AS(a)	487,692	5,725,489

Security	Shares	Value

Turkey (continued)
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	2,121,550	$2,978,636
Mavi Giyim Sanayi Ve Ticaret AS, Class B(a)(c)	365,166	2,312,744
MLP Saglik Hizmetleri AS(a)(b)(c)	882,901	2,101,839
Petkim Petrokimya Holding AS(a)(b)	10,099,645	5,945,811
Sasa Polyester Sanayi AS(b)	1,441,203	1,437,183
Soda Sanayii AS(b)	4,011,927	3,801,045
Sok Marketler Ticaret AS(a)(b)	1,801,731	3,259,428
TAV Havalimanlari Holding AS	1,727,349	6,996,857
Tekfen Holding AS	1,927,205	6,853,755
Trakya Cam Sanayii AS	5,926,021	2,593,667
Tupras Turkiye Petrol Rafinerileri AS	1,110,807	24,022,602
Turk Hava Yollari AO(a)(b)	5,165,172	10,017,841
Turkcell Iletisim Hizmetleri AS	10,000,528	22,193,834
Turkiye Garanti Bankasi AS(a)	20,253,021	30,937,891
Turkiye Halk Bankasi AS(a)(b)	6,425,732	6,264,434
Turkiye Is Bankasi AS, Class C(a)	13,876,560	13,123,338
Turkiye Sise ve Cam Fabrikalari AS	6,642,413	4,936,563
Ulker Biskuvi Sanayi AS(a)	1,728,587	5,316,675
Zorlu Enerji Elektrik Uretim AS(a)(b)	11,432,181	2,295,757

		319,326,746

United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank PJSC	24,479,513	57,914,043
Air Arabia PJSC(a)	25,381,354	8,291,963
Aldar Properties PJSC	33,831,321	20,631,382
Amanat Holdings PJSC	12,638,821	3,113,985
Arabtec Holding PJSC	6,584,099	2,885,915
Dana Gas PJSC	30,032,293	8,028,997
Deyaar Development PJSC(a)	31,300,992	2,709,858
DP World PLC	1,520,839	21,291,746
Dubai Investments PJSC	19,716,034	7,031,568
Dubai Islamic Bank PJSC	14,858,942	20,711,864
DXB Entertainments PJSC(a)	37,776,187	2,242,002
Emaar Development PJSC	7,357,943	8,233,028
Emaar Malls PJSC	22,673,141	11,974,979
Emaar Properties PJSC	31,278,930	42,152,023
Emirates Telecommunications Group Co. PJSC	15,636,442	71,942,575
Eshraq Properties Co. PJSC(a)	22,393,789	2,450,840
First Abu Dhabi Bank PJSC	24,510,998	101,830,263

		393,437,031

Total Common Stocks — 96.3% (Cost: $48,839,957,046)		51,058,841,234

Preferred Stocks

Brazil — 2.5%
Alpargatas SA, Preference Shares, NVS	2,085,575	12,506,788
Azul SA, Preference Shares, NVS	2,434,079	27,744,330
Banco ABC Brasil SA, Preference Shares, NVS	1,048,328	4,665,493
Banco Bradesco SA, Preference Shares, NVS	35,535,342	283,357,417
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	1,835,100	10,049,928
Bradespar SA, Preference Shares, NVS	1,978,400	13,611,614
Braskem SA, Class A, Preference Shares, NVS	1,726,400	11,790,089
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	2,137,100	24,281,701
Cia. Brasileira de Distribuicao, Preference Shares, NVS	1,398,300	29,629,531
Cia. de Saneamento do Parana, Preference Shares, NVS	1,485,073	6,289,332

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Cia. Energetica de Minas Gerais, Preference Shares, NVS	8,128,894	$29,035,980
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	1,683,100	11,331,456
Cia. Paranaense de Energia, Preference Shares, NVS	899,600	11,342,423
Gerdau SA, Preference Shares, NVS	9,655,774	30,073,523
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	1,029,300	8,269,871
Itau Unibanco Holding SA, Preference Shares, NVS	42,692,982	350,660,619
Itausa-Investimentos Itau SA, Preference Shares, NVS	38,738,377	115,215,782
Lojas Americanas SA, Preference Shares, NVS	6,621,810	30,014,641
Marcopolo SA, Preference Shares, NVS	5,711,121	5,003,208
Metalurgica Gerdau SA, Preference Shares, NVS	6,179,436	9,346,468
Petroleo Brasileiro SA, Preference Shares, NVS	37,312,408	230,256,620
Randon SA Implemetos e Participacoes, Preference Shares, NVS	1,763,000	4,036,102
Telefonica Brasil SA, Preference Shares, NVS	3,952,540	51,336,533
Unipar Carbocloro SA, Preference Shares, NVS	398,294	2,947,544

		1,312,796,993

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	3,162,812	9,803,717
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	1,033,709	25,572,455

		35,376,172

Colombia — 0.1%
Avianca Holdings SA, Preference Shares, NVS	4,622,894	1,498,222
Bancolombia SA, Preference Shares, NVS	4,069,250	50,779,488
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	34,856,265	13,077,460
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	857,667	7,742,792

		73,097,962

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	63,953,577	30,958,480
Transneft PJSC, Preference Shares	3,096	6,990,387

		37,948,867

South Korea — 0.5%
Amorepacific Corp., Preference Shares, NVS	82,166	4,897,738
Hyundai Motor Co. Preference Shares, NVS	205,317	12,882,635
Series 2, Preference Shares, NVS	324,680	23,159,837
LG Chem Ltd., Preference Shares, NVS	68,344	10,156,384
LG Household & Health Care Ltd., Preference Shares, NVS	18,837	11,290,536
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,315,415	222,557,724

		284,944,854

Total Preferred Stocks — 3.3% (Cost: $1,550,624,670)		1,744,164,848

Security	Shares/ Par		Value

Rights

Brazil — 0.0%
AES Tiete Energia SA, (Expires 09/13/19)(a)		23,144	$9,802
B2W Cia. Digital, (Expires 09/21/19)(a)		235,929	467,610
Gol Linhas Aereas Inteligentes SA, (Expires 10/03/19)(a)		44,559	142,340

			619,752

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/25/19)(a)		221,423	0	(e)

South Korea — 0.0%
Naturecell Co. Ltd., (Expires 09/03/19)(a)		65,606	79,621

Total Rights — 0.0% (Cost: $0)			699,373

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	15,246,300	217,735

Total Corporate Bonds & Notes — 0.0% (Cost: $217,416)			217,735

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(g)(h)(i)		2,014,538,692	2,015,545,961
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(g)(h)		139,883,000	139,883,000

			2,155,428,961

Total Short-Term Investments — 4.1% (Cost: $2,154,464,056)			2,155,428,961

Total Investments in Securities — 103.7% (Cost: $52,545,263,188)			54,959,352,151

Other Assets, Less Liabilities — (3.7)%			(1,939,054,189)

Net Assets — 100.0%			$53,020,297,962

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,670,933,233	—		(656,394,541	)(b)	2,014,538,692	$2,015,545,961	$54,355,749	(c)	$236,657		$332,570
BlackRock Cash Funds: Treasury, SL Agency Shares	110,463,488	29,419,512	(b)	—		139,883,000	139,883,000	2,537,477		—		—
Dommo Energia SA(d)	—	14,384,700		(12,946,230	)(e)	1,438,470	N/A	—		—		—

							$2,155,428,961	$56,893,226		$236,657		$332,570

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	The Fund held less than 5% at the end of the year.
(e)	Represents shares received from a one-for-ten reverse stock split.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	3,568	09/20/19	$175,546	$(7,937,702)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,937,702

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(4,597,927)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(4,866,326)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$162,869,527

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Core MSCI Emerging Markets ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$51,025,240,699	$6,619,750	$26,980,785	$51,058,841,234
Preferred Stocks	1,744,164,848	—	—	1,744,164,848
Rights	477,412	221,961	—	699,373
Corporate Bonds & Notes	—	217,735	—	217,735
Money Market Funds	2,155,428,961	—	—	2,155,428,961

	$54,925,311,920	$7,059,446	$26,980,785	$54,959,352,151

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(7,937,702)	$—	$—	$(7,937,702)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 9.4%
Ambev SA	272,065	$1,232,529
Atacadao SA	24,000	129,519
B2W Cia. Digital(a)	16,000	181,985
B3 SA — Brasil, Bolsa, Balcao	120,069	1,301,750
Banco Bradesco SA	72,026	528,142
Banco BTG Pactual SA	16,000	226,824
Banco do Brasil SA	48,089	538,124
Banco Santander Brasil SA	24,000	247,423
BB Seguridade Participacoes SA	40,000	316,248
BR Malls Participacoes SA	40,018	130,546
BRF SA(a)	32,000	295,358
CCR SA	72,000	283,142
Centrais Eletricas Brasileiras SA	16,000	177,881
Cia. de Saneamento Basico do Estado de Sao Paulo	16,000	200,184
Cia. Siderurgica Nacional SA	32,000	111,205
Cielo SA	72,021	135,077
Cosan SA	8,000	96,781
Embraer SA	40,000	173,757
Energisa SA	8,000	91,941
Engie Brasil Energia SA	10,325	112,390
Equatorial Energia SA	8,000	185,412
Hypera SA	24,000	186,845
IRB Brasil Resseguros S/A	16,000	420,115
JBS SA	64,052	459,441
Klabin SA	40,000	145,782
Kroton Educacional SA	88,064	214,822
Localiza Rent a Car SA	32,079	365,180
Lojas Renner SA	44,716	547,020
M. Dias Branco SA	8,000	70,084
Magazine Luiza SA	32,000	281,032
Multiplan Empreendimentos Imobiliarios SA	16,030	100,823
Natura Cosmeticos SA	8,000	127,738
Notre Dame Intermedica Participacoes SA	24,000	325,715
Petrobras Distribuidora SA	40,000	278,786
Petroleo Brasileiro SA	168,000	1,149,354
Porto Seguro SA	8,000	108,417
Raia Drogasil SA	16,050	357,495
Rumo SA(a)	64,000	342,287
Sul America SA	16,089	188,643
Suzano SA	35,015	246,415
TIM Participacoes SA	48,069	143,083
Ultrapar Participacoes SA	48,000	190,736
Vale SA	184,029	2,029,476
WEG SA	48,072	261,754

		15,237,261

China — 61.5%
3SBio Inc.(a)(b)	80,000	123,338
51job Inc., ADR(a)	1,520	109,334
58.com Inc., ADR(a)	5,520	296,921
AAC Technologies Holdings Inc.	54,000	233,633
Agricultural Bank of China Ltd., Class A	272,000	129,216
Agricultural Bank of China Ltd., Class H	1,520,000	585,858
Aier Eye Hospital Group Co. Ltd., Class A	16,000	75,518
Air China Ltd., Class H	160,000	138,654
Alibaba Group Holding Ltd., ADR(a)	82,240	14,394,467
Alibaba Health Information Technology Ltd.(a)(c)	238,000	225,687
Alibaba Pictures Group Ltd.(a)	800,000	131,711
Aluminum Corp. of China Ltd., Class A(a)	72,000	36,216

Security	Shares	Value
China (continued)
Aluminum Corp. of China Ltd., Class H(a)	160,000	$46,967
Angang Steel Co. Ltd., Class A	94,020	40,987
Anhui Conch Cement Co. Ltd., Class A	8,000	44,074
Anhui Conch Cement Co. Ltd., Class H	80,000	450,778
ANTA Sports Products Ltd.	80,040	663,991
Anxin Trust Co. Ltd., Class A(a)	16,000	10,217
Autohome Inc., ADR(a)(c)	3,440	299,830
AviChina Industry & Technology Co. Ltd., Class H	160,000	83,723
BAIC Motor Corp. Ltd., Class H(b)	120,000	67,693
Baidu Inc., ADR(a)	16,080	1,679,878
Bank of Beijing Co. Ltd., Class A	88,000	64,552
Bank of China Ltd., Class A	128,000	63,133
Bank of China Ltd., Class H	4,480,000	1,709,585
Bank of Communications Co. Ltd., Class A	152,000	114,897
Bank of Communications Co. Ltd., Class H	400,200	262,021
Bank of Jiangsu Co. Ltd., Class A	56,000	52,268
Bank of Nanjing Co. Ltd., Class A	40,000	43,594
Bank of Ningbo Co. Ltd., Class A	24,000	76,591
Bank of Shanghai Co. Ltd., Class A	48,040	60,545
Baoshan Iron & Steel Co. Ltd., Class A	56,000	45,460
Baozun Inc., ADR(a)(c)	2,480	113,485
BBMG Corp., Class H	160,000	45,537
Beijing Capital International Airport Co. Ltd., Class H	160,000	134,365
Beijing Enterprises Holdings Ltd.	40,000	190,674
Beijing Enterprises Water Group Ltd.	320,000	168,263
BOC Aviation Ltd.(b)	16,000	139,062
BOE Technology Group Co. Ltd., Class A	104,000	53,184
Bosideng International Holdings Ltd.	160,000	54,930
Brilliance China Automotive Holdings Ltd.	160,000	170,101
BYD Co. Ltd., Class H(c)	40,000	207,266
BYD Electronic International Co. Ltd.(c)	40,000	48,141
CGN Power Co. Ltd., Class H(b)	480,000	126,810
Changjiang Securities Co. Ltd., Class A	24,000	23,306
China Agri-Industries Holdings Ltd.	160,000	45,129
China Aoyuan Group Ltd.	80,000	94,342
China Cinda Asset Management Co. Ltd., Class H	480,000	99,855
China CITIC Bank Corp. Ltd., Class H	480,000	251,169
China Coal Energy Co. Ltd., Class H	160,000	63,507
China Communications Construction Co. Ltd., Class H	240,000	186,233
China Communications Services Corp. Ltd., Class H	160,800	90,093
China Conch Venture Holdings Ltd.	80,000	266,485
China Construction Bank Corp., Class A	40,000	38,564
China Construction Bank Corp., Class H	5,520,370	4,100,462
China Ding Yi Feng Holdings Ltd.(d)	56,000	786
China Eastern Airlines Corp. Ltd., Class A(a)	72,000	51,005
China Everbright Bank Co. Ltd., Class A	160,000	84,058
China Everbright Bank Co. Ltd., Class H	80,000	33,387
China Everbright International Ltd.	240,000	188,377
China Evergrande Group	80,000	165,813
China First Capital Group Ltd.(a)	160,000	61,261
China Fortune Land Development Co. Ltd., Class A	8,000	29,823
China Galaxy Securities Co. Ltd., Class H	200,000	95,465
China Gas Holdings Ltd.	112,000	463,132
China Grand Automotive Services Group Co. Ltd., Class A	48,000	26,760
China Hongqiao Group Ltd.	120,000	78,720
China Huarong Asset Management Co. Ltd., Class H(b)	560,000	87,909
China Huishan Dairy Holdings Co. Ltd.(a)(d)	51,450	112

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China International Capital Corp. Ltd., Class H(b)(c)	64,000	$110,760
China International Travel Service Corp. Ltd., Class A	8,000	106,726
China Jinmao Holdings Group Ltd.	320,000	178,882
China Life Insurance Co. Ltd., Class A	8,000	32,248
China Life Insurance Co. Ltd., Class H	400,000	936,270
China Literature Ltd.(a)(b)(c)	16,000	49,213
China Longyuan Power Group Corp. Ltd., Class H	160,000	88,011
China Medical System Holdings Ltd.	84,000	104,848
China Mengniu Dairy Co. Ltd.	160,000	635,071
China Merchants Bank Co. Ltd., Class A	56,000	268,224
China Merchants Bank Co. Ltd., Class H	240,456	1,095,583
China Merchants Port Holdings Co. Ltd.	86,000	134,345
China Merchants Securities Co. Ltd., Class A	24,000	53,587
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	24,000	66,229
China Minsheng Banking Corp. Ltd., Class A	152,000	123,392
China Minsheng Banking Corp. Ltd., Class H	280,000	184,395
China Mobile Ltd.	360,000	2,984,168
China Molybdenum Co. Ltd., Class A	64,000	32,103
China Molybdenum Co. Ltd., Class H	240,000	65,243
China National Building Material Co. Ltd., Class H	206,000	176,676
China National Nuclear Power Co. Ltd., Class A	72,000	54,224
China Oilfield Services Ltd., Class H	176,000	217,884
China Overseas Land & Investment Ltd.	256,800	812,809
China Pacific Insurance Group Co. Ltd., Class A	24,000	126,757
China Pacific Insurance Group Co. Ltd., Class H	144,000	577,077
China Petroleum & Chemical Corp., Class A	96,000	66,799
China Petroleum & Chemical Corp., Class H	1,440,600	843,913
China Power International Development Ltd.	240,000	52,072
China Railway Construction Corp. Ltd., Class A	40,000	50,859
China Railway Construction Corp. Ltd., Class H	80,000	86,378
China Railway Group Ltd., Class A	48,000	40,307
China Railway Group Ltd., Class H	240,000	157,134
China Railway Signal & Communication Corp. Ltd., Class H(b)	84,000	50,387
China Reinsurance Group Corp., Class H	320,000	52,276
China Renewable Energy Investment Ltd.(a)(d)	7,709	0	(e)
China Resources Beer Holdings Co. Ltd.	98,000	556,580
China Resources Cement Holdings Ltd.	160,000	141,921
China Resources Gas Group Ltd.	73,000	361,024
China Resources Land Ltd.	160,444	653,214
China Resources Pharmaceutical Group Ltd.(b)	80,000	82,702
China Resources Power Holdings Co. Ltd.	160,200	211,818
China Shenhua Energy Co. Ltd., Class A	16,000	41,783
China Shenhua Energy Co. Ltd., Class H	200,000	391,048
China Shipbuilding Industry Co. Ltd., Class A	80,000	67,961
China Southern Airlines Co. Ltd., Class A	40,000	36,719
China Southern Airlines Co. Ltd., Class H	160,000	90,053
China State Construction Engineering Corp. Ltd., Class A	120,000	91,714
China State Construction International Holdings Ltd	160,000	144,371
China Taiping Insurance Holdings Co. Ltd.	96,040	216,463
China Telecom Corp. Ltd., Class H	800,000	358,376
China Tower Corp. Ltd., Class H(b)	2,400,000	548,284
China Traditional Chinese Medicine Holdings Co. Ltd.	160,000	75,147
China Unicom Hong Kong Ltd.	363,900	362,723
China United Network Communications Ltd., Class A	96,000	78,469
China Vanke Co. Ltd., Class A	32,001	115,359

Security	Shares	Value

China (continued)
China Vanke Co. Ltd., Class H.	80,001	$276,698
China Yangtze Power Co. Ltd., Class A	56,056	145,838
China Zhongwang Holdings Ltd.	96,000	39,452
Chongqing Rural Commercial Bank Co. Ltd., Class H	160,000	77,393
CIFI Holdings Group Co. Ltd.	160,000	86,174
CITIC Ltd.	320,000	379,409
CITIC Securities Co. Ltd., Class A	24,000	74,847
CITIC Securities Co. Ltd., Class H	120,000	215,025
CNOOC Ltd.	1,040,000	1,552,962
COSCO SHIPPING Development Co. Ltd., Class A	128,000	47,215
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	64,000	41,045
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	120,000	42,883
COSCO SHIPPING Ports Ltd.	160,000	140,287
Country Garden Holdings Co. Ltd.(c)	400,046	497,801
Country Garden Services Holdings Co. Ltd.	84,000	243,359
CRRC Corp. Ltd., Class A	80,000	81,375
CRRC Corp. Ltd., Class H	240,400	165,373
CSPC Pharmaceutical Group Ltd.	320,000	640,380
Ctrip.com International Ltd., ADR(a)	24,000	777,120
Dali Foods Group Co. Ltd.(b)	120,000	79,945
Daqin Railway Co. Ltd., Class A	48,000	51,910
Datang International Power Generation Co. Ltd., Class H	160,000	35,123
Dongfeng Motor Group Co. Ltd., Class H	160,000	148,660
East Money Information Co. Ltd., Class A	24,000	48,523
ENN Energy Holdings Ltd.	48,000	548,284
Everbright Securities Co. Ltd., Class A	24,097	36,262
Far East Horizon Ltd.	160,000	143,146
Focus Media Information Technology Co. Ltd., Class A	56,039	42,047
Foshan Haitian Flavouring & Food Co. Ltd., Class A	8,000	128,177
Fosun International Ltd.	160,000	205,836
Founder Securities Co. Ltd., Class A	32,099	29,735
Foxconn Industrial Internet Co. Ltd., Class A	16,000	31,767
Future Land Development Holdings Ltd.	160,000	126,606
Fuyao Glass Industry Group Co. Ltd., Class H(b)	32,000	91,279
GD Power Development Co. Ltd., Class A	88,000	30,247
GDS Holdings Ltd., ADR(a)	3,520	141,997
Geely Automobile Holdings Ltd.	320,000	494,987
Gemdale Corp., Class A	16,000	25,105
GF Securities Co. Ltd., Class A(a)	24,000	44,533
GF Securities Co. Ltd., Class H(a)	80,000	82,192
GOME Retail Holdings Ltd.(a)(c)	640,400	58,030
Great Wall Motor Co. Ltd., Class H(c)	200,000	127,116
Gree Electric Appliances Inc. of Zhuhai, Class A	8,000	62,037
Greenland Holdings Corp. Ltd., Class A	39,999	37,054
Guangdong Investment Ltd.	160,000	337,343
Guangzhou Automobile Group Co. Ltd., Class H	166,235	167,607
Guangzhou R&F Properties Co. Ltd., Class H	64,000	103,082
Guosen Securities Co. Ltd., Class A	16,000	28,884
Guotai Junan Securities Co. Ltd., Class A	40,000	95,515
Guotai Junan Securities Co. Ltd., Class H(b)	32,000	45,660
Haier Electronics Group Co. Ltd.	100,000	260,358
Haier Smart Home Co. Ltd., Class A	24,079	53,528
Haitong Securities Co. Ltd., Class A	40,000	76,345
Haitong Securities Co. Ltd., Class H	128,000	122,032
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	32,000	138,248
Hengan International Group Co. Ltd.	40,000	263,421
Hengli Petrochemical Co. Ltd., Class A	24,000	46,008

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
HengTen Networks Group Ltd.(a)	1,280,000	$20,420
Huadian Power International Corp. Ltd., Class A	64,000	33,623
Huaneng Power International Inc., Class H	160,000	88,011
Huaneng Renewables Corp. Ltd., Class H(d)	320,000	88,624
Huatai Securities Co. Ltd., Class A	24,000	63,580
Huatai Securities Co. Ltd., Class H(b)	80,000	116,600
Huaxia Bank Co. Ltd., Class A	64,000	64,742
Huayu Automotive Systems Co. Ltd., Class A	8,699	30,301
Huazhu Group Ltd., ADR	7,600	251,028
Hubei Biocause Pharmaceutical Co. Ltd., Class A	58,100	56,988
Hubei Energy Group Co. Ltd., Class A	64,000	36,037
Hutchison China MediTech Ltd., ADR(a)	3,680	80,187
Industrial & Commercial Bank of China Ltd., Class A	192,000	144,597
Industrial & Commercial Bank of China Ltd., Class H	3,600,050	2,274,340
Industrial Bank Co. Ltd., Class A	56,000	134,347
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	200,000	41,917
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	16,000	64,049
Inner Mongolia Yitai Coal Co. Ltd., Class B	72,000	64,080
iQIYI Inc., ADR(a)(c)	7,440	136,078
JD.com Inc., ADR(a)(c)	42,800	1,305,400
Jiangsu Hengrui Medicine Co. Ltd., Class A	16,000	178,958
Jiangxi Copper Co. Ltd., Class H	80,000	90,053
Kaisa Group Holdings Ltd.	160,000	55,339
Kingboard Holdings Ltd.	40,000	93,729
Kingboard Laminates Holdings Ltd.	80,000	63,201
Kingdee International Software Group Co. Ltd.	160,000	144,984
Kingsoft Corp. Ltd.(a)(c)	80,000	147,639
Kunlun Energy Co. Ltd.	160,000	139,470
Kweichow Moutai Co. Ltd., Class A	3,000	478,692
KWG Group Holdings Ltd.	80,000	69,735
Lee & Man Paper Manufacturing Ltd.	80,000	42,372
Legend Holdings Corp., Class H(b)	24,000	51,643
Lenovo Group Ltd.	480,000	316,106
Li Ning Co. Ltd.	120,000	354,547
Logan Property Holdings Co. Ltd.	160,000	225,848
Longfor Group Holdings Ltd.(b)	80,000	285,373
LONGi Green Energy Technology Co. Ltd., Class A	8,000	30,907
Luxshare Precision Industry Co. Ltd., Class A	15,221	52,062
Luye Pharma Group Ltd.(b)	80,000	62,180
Maanshan Iron & Steel Co. Ltd., Class H(c)	160,000	60,036
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	12,753	22,095
Meitu Inc.(a)(b)(c)	120,000	30,324
Meituan Dianping, Class B(a)	56,000	531,387
Metallurgical Corp. of China Ltd., Class A	128,000	49,183
Metallurgical Corp. of China Ltd., Class H	160,000	35,735
Midea Group Co. Ltd., Class A	9,200	67,846
Momo Inc., ADR	8,800	323,664
NARI Technology Co. Ltd., Class A	16,000	38,675
NetEase Inc., ADR	4,080	1,040,400
New China Life Insurance Co. Ltd., Class H	56,000	221,203
New Hope Liuhe Co. Ltd., Class A	16,000	43,616
New Oriental Education & Technology Group Inc., ADR(a)	8,240	934,416
Nexteer Automotive Group Ltd.	80,000	62,180
Nine Dragons Paper Holdings Ltd.	80,000	60,648
NIO Inc., ADR(a)(c)	38,400	109,824
Noah Holdings Ltd., ADR(a)(c)	2,000	60,000
Orient Securities Co. Ltd./China, Class A	24,000	33,366

Security	Shares	Value

China (continued)
People’s Insurance Co. Group of China Ltd. (The), Class H	480,000	$188,071
PetroChina Co. Ltd., Class A	40,000	34,204
PetroChina Co. Ltd., Class H	1,120,000	556,044
PICC Property & Casualty Co. Ltd., Class H	320,322	367,526
Pinduoduo Inc., ADR(a)(c)	11,280	369,646
Ping An Bank Co. Ltd., Class A	48,000	94,967
Ping An Insurance Group Co. of China Ltd., Class A	32,000	390,421
Ping An Insurance Group Co. of China Ltd., Class H	320,000	3,671,565
Poly Developments and Holdings Group Co. Ltd., Class A	32,000	60,137
Postal Savings Bank of China Co. Ltd., Class H(b)	480,000	289,151
Power Construction Corp. of China Ltd., Class A	80,000	52,312
Rongsheng Petro Chemical Co. Ltd., Class A	24,000	36,317
SAIC Motor Corp. Ltd., Class A	24,000	84,102
Sanan Optoelectronics Co. Ltd., Class A	16,094	24,331
Sany Heavy Industry Co. Ltd., Class A	32,000	60,226
SDIC Capital Co. Ltd., Class A	16,000	29,532
SDIC Power Holdings Co. Ltd., Class A	32,099	43,459
Semiconductor Manufacturing International Corp.(a)(c)	160,200	176,243
Shaanxi Coal Industry Co. Ltd., Class A	32,000	39,793
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	184,000	189,980
Shanghai 2345 Network Holding Group Co. Ltd., Class A	56,085	25,703
Shanghai Electric Group Co. Ltd., Class A	80,000	57,007
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	43,500	129,356
Shanghai International Port Group Co. Ltd., Class A	32,000	25,664
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	72,076	80,797
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	56,000	105,777
Shanghai Pudong Development Bank Co. Ltd., Class A	88,000	138,695
Shenergy Co. Ltd., Class A	32,000	25,754
Shenwan Hongyuan Group Co. Ltd., Class A	96,099	64,182
Shenzhen Energy Group Co. Ltd., Class A	48,000	39,570
Shenzhen International Holdings Ltd.	40,000	75,759
Shenzhen Investment Ltd.	160,000	60,648
Shenzhen Overseas Chinese Town Co. Ltd., Class A	40,000	38,061
Shenzhou International Group Holdings Ltd.	40,000	543,690
Shimao Property Holdings Ltd.	80,000	226,665
Shui On Land Ltd.	200,000	41,606
Sichuan Chuantou Energy Co. Ltd., Class A	24,000	33,165
Sihuan Pharmaceutical Holdings Group Ltd.	240,000	42,883
SINA Corp./China(a)	3,680	151,506
Sino Biopharmaceutical Ltd.	400,000	595,251
Sino-Ocean Group Holding Ltd.	160,000	57,177
Sinopec Engineering Group Co. Ltd., Class H	80,000	52,276
Sinopec Shanghai Petrochemical Co. Ltd., Class H	161,000	46,438
Sinopharm Group Co. Ltd., Class H	64,000	231,566
Sinotrans Ltd., Class H	160,000	51,663
Sinotruk Hong Kong Ltd.(c)	40,000	61,771
SOHO China Ltd.	120,000	35,225
SSY Group Ltd.	160,000	141,717
Sun Art Retail Group Ltd.	120,000	116,855
Sunac China Holdings Ltd.	160,000	641,197
Suning.com Co. Ltd., Class A	32,000	48,020
Sunny Optical Technology Group Co. Ltd.	40,000	554,921
TAL Education Group, ADR(a)(c)	22,240	792,411

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
China (continued)
TCL Corp., Class A	64,000	$28,794
Tencent Holdings Ltd.	328,000	13,596,636
Tencent Music Entertainment Group, ADR(a)	6,000	79,800
Tingyi Cayman Islands Holding Corp.	160,000	220,539
Tongwei Co. Ltd., Class A	16,095	32,946
Towngas China Co. Ltd.	80,000	55,339
TravelSky Technology Ltd., Class H	80,000	160,708
Tsingtao Brewery Co. Ltd., Class H	24,000	162,188
Uni-President China Holdings Ltd.	80,000	88,930
Vipshop Holdings Ltd., ADR(a)	25,120	210,254
Wanhua Chemical Group Co. Ltd., Class A	8,000	49,976
Want Want China Holdings Ltd.	240,000	187,152
Wanxiang Qianchao Co. Ltd., Class A	56,027	42,116
Weibo Corp., ADR(a)	3,280	135,694
Weichai Power Co. Ltd., Class A	32,000	51,776
Weichai Power Co. Ltd., Class H	80,100	122,675
Wens Foodstuffs Group Co. Ltd., Class A	16,000	92,754
Wuliangye Yibin Co. Ltd., Class A	8,000	158,167
WuXi AppTec Co. Ltd., Class H(b)	11,440	128,338
Wuxi Biologics Cayman Inc.(a)(b)	40,000	421,679
Xiaomi Corp., Class B(a)(b)(c)	448,000	487,718
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	24,053	43,522
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	21,434	25,249
Xinyi Solar Holdings Ltd.	224,000	141,512
Yanzhou Coal Mining Co. Ltd., Class H	160,000	138,654
Yonghui Superstores Co. Ltd., Class A	32,093	44,169
Yuexiu Property Co. Ltd.	480,000	103,531
Yum China Holdings Inc.	20,720	941,310
Yuzhou Properties Co. Ltd.	80,000	33,693
YY Inc., ADR(a)	3,360	192,024
Zhaojin Mining Industry Co. Ltd., Class H	80,000	104,756
Zhejiang Dahua Technology Co. Ltd., Class A	16,000	35,903
Zhejiang Longsheng Group Co. Ltd., Class A	8,000	15,593
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	16,000	36,144
Zhongjin Gold Corp. Ltd., Class A	16,000	21,864
Zhongsheng Group Holdings Ltd.(c)	40,000	125,074
Zhuzhou CRRC Times Electric Co. Ltd., Class H	32,000	127,422
Zijin Mining Group Co. Ltd., Class A	56,000	28,638
Zijin Mining Group Co. Ltd., Class H	351,000	131,255
ZTE Corp., Class A(a)	8,000	32,203
ZTE Corp., Class H(a)	48,048	119,578
ZTO Express Cayman Inc., ADR	18,560	380,666

		98,923,079

India — 16.5%
Adani Ports & Special Economic Zone Ltd.	34,161	174,949
Ambuja Cements Ltd.	37,840	107,229
Ashok Leyland Ltd.	72,640	65,562
Asian Paints Ltd.	16,720	378,432
Aurobindo Pharma Ltd.	16,080	135,269
Avenue Supermarts Ltd.(a)(b)	7,280	160,179
Axis Bank Ltd.	110,160	1,024,195
Bajaj Auto Ltd.	4,880	190,553
Bajaj Finance Ltd.	10,000	466,688
Bajaj Finserv Ltd.	2,160	215,359
Bharat Forge Ltd.	12,640	68,035
Bharat Petroleum Corp. Ltd.	37,440	186,263
Bharti Airtel Ltd.	116,320	564,923

Security	Shares	Value
India (continued)
Bharti Infratel Ltd.	20,080	$70,427
Bosch Ltd.	480	97,313
Britannia Industries Ltd.	3,520	133,177
Cipla Ltd.	20,320	134,442
Coal India Ltd.	70,640	182,764
Container Corp. of India Ltd.	11,840	84,281
Dabur India Ltd.	30,320	190,563
Divi’s Laboratories Ltd.	4,960	112,901
Dr. Reddy’s Laboratories Ltd.	6,720	240,681
Eicher Motors Ltd.	720	163,934
GAIL India Ltd.	85,840	156,034
Glenmark Pharmaceuticals Ltd.	9,040	48,651
Godrej Consumer Products Ltd.	20,320	173,285
Grasim Industries Ltd.	16,880	168,061
Havells India Ltd.	15,040	143,023
HCL Technologies Ltd.	31,600	486,938
HDFC Life Insurance Co. Ltd.(b)	28,160	219,716
Hero MotoCorp Ltd.	5,520	198,827
Hindalco Industries Ltd.	65,600	169,449
Hindustan Petroleum Corp. Ltd.	36,480	132,903
Hindustan Unilever Ltd.	37,520	988,816
Housing Development Finance Corp. Ltd.	94,480	2,866,452
ICICI Bank Ltd.	138,080	792,136
ICICI Lombard General Insurance Co. Ltd.(b)	8,160	143,733
Indiabulls Housing Finance Ltd.	16,240	103,559
Indian Oil Corp. Ltd.	107,120	183,690
Infosys Ltd.	200,080	2,283,306
InterGlobe Aviation Ltd.(b)	5,600	132,570
ITC Ltd.	200,800	690,775
JSW Steel Ltd.	47,280	143,977
Larsen & Toubro Ltd.	27,040	502,971
LIC Housing Finance Ltd.	18,160	108,186
Lupin Ltd.	12,960	134,487
Mahindra & Mahindra Financial Services Ltd.	17,920	80,293
Mahindra & Mahindra Ltd.	42,640	315,766
Marico Ltd.	23,680	129,696
Maruti Suzuki India Ltd.	6,160	528,268
Motherson Sumi Systems Ltd.	61,406	84,274
Nestle India Ltd.	1,280	230,792
NTPC Ltd.	129,520	220,651
Oil & Natural Gas Corp. Ltd.	142,240	241,424
Page Industries Ltd.	320	83,626
Petronet LNG Ltd.	35,840	133,934
Pidilite Industries Ltd.	6,880	132,739
Piramal Enterprises Ltd.	5,282	150,188
Power Grid Corp. of India Ltd.	99,920	280,558
REC Ltd.	41,280	83,390
Reliance Industries Ltd.	164,960	2,884,302
Shree Cement Ltd.	480	124,853
Shriram Transport Finance Co. Ltd.	9,200	124,477
State Bank of India(a)	103,040	395,162
Sun Pharmaceutical Industries Ltd.	49,120	309,822
Tata Consultancy Services Ltd.	52,240	1,653,069
Tata Motors Ltd.(a)	91,840	150,092
Tata Power Co. Ltd. (The)	46,320	36,812
Tata Steel Ltd.	19,760	95,441
Tech Mahindra Ltd.	27,120	263,443
Titan Co. Ltd.	17,920	277,329
UltraTech Cement Ltd.	5,520	313,250
United Spirits Ltd.(a)	16,800	147,808

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
India (continued)
UPL Ltd.	31,270	$246,630
Vedanta Ltd.	103,600	201,883
Vodafone Idea Ltd.(a)	427,680	32,043
Wipro Ltd.	71,072	253,205
Yes Bank Ltd.	109,360	91,813
Zee Entertainment Enterprises Ltd.	30,240	158,002

		26,574,699

Russia — 7.3%
Alrosa PJSC	152,000	169,454
Gazprom PJSC	596,804	2,079,950
Gazprom PJSC, ADR	9,440	65,136
Inter RAO UES PJSC	2,080,000	133,959
LUKOIL PJSC	22,800	1,841,319
Magnit PJSC, GDR(f)	20,921	276,262
Magnitogorsk Iron & Steel Works PJSC	176,000	110,549
MMC Norilsk Nickel PJSC	3,680	888,796
Mobile TeleSystems PJSC, ADR	28,320	227,410
Moscow Exchange MICEX-RTS PJSC	61,370	87,175
Novatek PJSC, GDR(f)	5,360	1,039,304
Novolipetsk Steel PJSC	70,400	157,306
PhosAgro PJSC, GDR(f)	9,040	116,797
Polymetal International PLC, New	10,459	151,473
Polyus PJSC	1,456	167,543
Rosneft Oil Co. PJSC	64,172	392,048
Sberbank of Russia PJSC	625,600	2,105,643
Severstal PJSC	12,000	180,654
Surgutneftegas PJSC	440,010	181,325
Tatneft PJSC	88,803	990,666
VTB Bank PJSC	202,926,001	117,836
X5 Retail Group NV, GDR(f)	6,880	237,402

		11,718,007

Total Common Stocks — 94.7% (Cost: $159,055,839)		152,453,046

Preferred Stocks

Brazil — 4.8%
Banco Bradesco SA, Preference Shares, NVS	232,002	1,849,975
Braskem SA, Class A, Preference Shares, NVS	8,000	54,634
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	8,082	91,827
Cia. Brasileira de Distribuicao, Preference Shares, NVS	8,356	177,061
Cia. Energetica de Minas Gerais, Preference Shares, NVS	56,087	200,340
Gerdau SA, Preference Shares, NVS	64,000	199,332
Itau Unibanco Holding SA, Preference Shares, NVS	280,056	2,300,252
Itausa-Investimentos Itau SA, Preference Shares, NVS	256,044	761,527
Lojas Americanas SA, Preference Shares, NVS	40,004	181,326
Petroleo Brasileiro SA, Preference Shares, NVS	240,014	1,481,138
Telefonica Brasil SA, Preference Shares, NVS	24,064	312,549

		7,609,961

Security	Shares/ Par		Value
Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS		408,000	$197,503

Total Preferred Stocks — 4.9% (Cost: $5,182,046)			7,807,464

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 09/21/19)(a)		1,120	2,220

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/25/19)(a)		2,030	0	(e)

Total Rights — 0.0% (Cost: $0)			2,220

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	105,600	1,508

Total Corporate Bonds & Notes — 0.0% (Cost: $1,506)			1,508

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(g)(h)(i)		4,935,586	4,938,054
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(g)(h)		181,000	181,000

			5,119,054

Total Short-Term Investments — 3.2% (Cost: $5,118,830)			5,119,054

Total Investments in Securities — 102.8% (Cost: $169,358,221)			165,383,292

Other Assets, Less Liabilities — (2.8)%			(4,457,009)

Net Assets — 100.0%			$160,926,283

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,027,232	1,908,354	4,935,586	$4,938,054	$60,115	(b)	$1,082		$(472)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	181,000	181,000	181,000	6,533		—		—

				$5,119,054	$66,648		$1,082		$(472)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
HSCEI Index	3	09/27/19	$193	$1,276
MSCI Emerging Markets E-Mini	7	09/20/19	344	6,493

				$7,769

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,769

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$5,115

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,769

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$107,463

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI BRIC ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$152,363,524	$—		$89,522	$152,453,046
Preferred Stocks	7,807,464	—		—	7,807,464
Rights	2,220	0	(a)	—	2,220
Corporate Bonds & Notes	—	1,508		—	1,508
Money Market Funds	5,119,054	—		—	5,119,054

	$165,292,262	$1,508		$89,522	$165,383,292

Derivative financial instruments(b)
Assets
Futures Contracts	$7,769	$—		$—	$7,769

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	43

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 44.5%
3SBio Inc.(a)(b)	160,500	$247,448
51job Inc., ADR(b)(c)	3,241	233,125
58.com Inc., ADR(b)	11,559	621,759
AAC Technologies Holdings Inc.	89,000	385,063
Agile Group Holdings Ltd.	178,000	227,630
Agricultural Bank of China Ltd., Class A	410,600	195,059
Agricultural Bank of China Ltd., Class H	3,290,000	1,268,074
Aier Eye Hospital Group Co. Ltd., Class A	12,000	56,638
Air China Ltd., Class H	256,000	221,846
Alibaba Group Holding Ltd., ADR(b)	170,957	29,922,604
Alibaba Health Information Technology Ltd.(b)(c)	432,000	409,651
Alibaba Pictures Group Ltd.(b)	1,710,000	281,532
Aluminum Corp. of China Ltd., Class H(b)	572,000	167,906
Angang Steel Co. Ltd., Class A	282,360	123,091
Angang Steel Co. Ltd., Class H(c)	1,600	555
Anhui Conch Cement Co. Ltd., Class A	24,000	132,223
Anhui Conch Cement Co. Ltd., Class H	145,500	819,852
ANTA Sports Products Ltd.	134,000	1,111,629
Autohome Inc., ADR(b)	7,056	615,001
AviChina Industry & Technology Co. Ltd., Class H	319,000	166,923
BAIC Motor Corp. Ltd., Class H(a)	222,000	125,232
Baidu Inc., ADR(b)	33,418	3,491,178
Bank of Beijing Co. Ltd., Class A	157,300	115,387
Bank of China Ltd., Class A	216,300	106,684
Bank of China Ltd., Class H	9,360,000	3,571,812
Bank of Communications Co. Ltd., Class A	239,400	180,963
Bank of Communications Co. Ltd., Class H	861,000	563,718
Bank of Jiangsu Co. Ltd., Class A	106,399	99,308
Bank of Nanjing Co. Ltd., Class A	33,600	36,619
Bank of Ningbo Co. Ltd., Class A	34,300	109,461
Bank of Shanghai Co. Ltd., Class A	77,770	98,014
Baoshan Iron & Steel Co. Ltd., Class A	91,600	74,360
Baozun Inc., ADR(b)(c)	4,775	218,504
BBMG Corp., Class H	317,000	90,221
Beijing Capital International Airport Co. Ltd., Class H	240,000	201,548
Beijing Enterprises Holdings Ltd.	65,000	309,846
Beijing Enterprises Water Group Ltd.	694,000	364,921
BOC Aviation Ltd.(a)	27,400	238,144
BOE Technology Group Co. Ltd., Class A	155,200	79,367
Brilliance China Automotive Holdings Ltd.(c)	370,000	393,358
BYD Co. Ltd., Class A	7,000	48,365
BYD Co. Ltd., Class H(c)	84,500	437,849
BYD Electronic International Co. Ltd.(c)	88,500	106,512
CGN Power Co. Ltd., Class H(a)	1,297,000	342,651
Changjiang Securities Co. Ltd., Class A	59,600	57,876
China Agri-Industries Holdings Ltd.	320,000	90,258
China Aoyuan Group Ltd.	145,000	170,994
China Cinda Asset Management Co. Ltd., Class H	1,146,000	238,404
China CITIC Bank Corp. Ltd., Class H	1,104,000	577,690
China Coal Energy Co. Ltd., Class H	296,000	117,488
China Communications Construction Co. Ltd., Class H	568,000	440,751
China Communications Services Corp. Ltd., Class H	290,000	162,482
China Conch Venture Holdings Ltd.	202,000	672,874
China Construction Bank Corp., Class A	66,300	63,919
China Construction Bank Corp., Class H	11,432,000	8,491,547
China Eastern Airlines Corp. Ltd., Class A(b)	117,572	83,288
China Education Group Holdings Ltd.	76,000	113,098
China Everbright Bank Co. Ltd., Class A	278,100	146,103

Security	Shares	Value

China (continued)
China Everbright Bank Co. Ltd., Class H	196,000	$81,799
China Everbright International Ltd.	434,481	341,026
China Everbright Ltd.	130,000	148,494
China Evergrande Group(c)	227,000	470,493
China First Capital Group Ltd.(b)	364,000	139,368
China Fortune Land Development Co. Ltd., Class A	17,400	64,864
China Galaxy Securities Co. Ltd., Class H	449,500	214,557
China Gas Holdings Ltd.	214,200	885,740
China Hongqiao Group Ltd.	207,000	135,792
China Huarong Asset Management Co. Ltd., Class H(a)	1,255,000	197,011
China Huishan Dairy Holdings Co. Ltd.(b)(d)	20,200	44
China International Capital Corp. Ltd., Class H(a)	164,800	285,206
China International Marine Containers Group Co. Ltd., Class A	55,520	77,031
China International Travel Service Corp. Ltd., Class A	10,200	136,076
China Jinmao Holdings Group Ltd.	620,000	346,583
China Life Insurance Co. Ltd., Class A	10,900	43,938
China Life Insurance Co. Ltd., Class H	910,000	2,130,013
China Literature Ltd.(a)(b)(c)	29,000	89,198
China Longyuan Power Group Corp. Ltd., Class H	392,000	215,628
China Medical System Holdings Ltd.	174,000	217,185
China Mengniu Dairy Co. Ltd.	334,000	1,325,710
China Merchants Bank Co. Ltd., Class A	83,900	401,857
China Merchants Bank Co. Ltd., Class H	463,831	2,113,341
China Merchants Port Holdings Co. Ltd.	186,000	290,560
China Merchants Securities Co. Ltd., Class A	43,500	97,126
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	34,600	95,480
China Minsheng Banking Corp. Ltd., Class A	189,000	153,429
China Minsheng Banking Corp. Ltd., Class H	721,660	475,252
China Mobile Ltd.	741,500	6,146,557
China Molybdenum Co. Ltd., Class A	189,300	94,954
China Molybdenum Co. Ltd., Class H	417,000	113,359
China National Building Material Co. Ltd., Class H	478,000	409,957
China National Nuclear Power Co. Ltd., Class A	131,400	98,958
China Oilfield Services Ltd., Class H	220,000	272,355
China Oriental Group Co. Ltd.	138,000	54,599
China Overseas Land & Investment Ltd.	440,000	1,392,663
China Pacific Insurance Group Co. Ltd., Class A	36,000	190,136
China Pacific Insurance Group Co. Ltd., Class H	307,400	1,231,899
China Petroleum & Chemical Corp., Class A	151,700	105,556
China Petroleum & Chemical Corp., Class H	3,000,600	1,757,771
China Power International Development Ltd.	577,000	125,189
China Railway Construction Corp. Ltd., Class A	71,199	90,528
China Railway Construction Corp. Ltd., Class H	219,500	236,999
China Railway Group Ltd., Class H	457,000	299,209
China Railway Signal & Communication Corp. Ltd., Class H(a)	217,000	130,166
China Reinsurance Group Corp., Class H	751,000	122,685
China Renewable Energy Investment Ltd.(b)(d)	2,513	0	(e)
China Resources Beer Holdings Co. Ltd.	172,000	976,855
China Resources Cement Holdings Ltd.	288,000	255,458
China Resources Gas Group Ltd.	106,000	524,227
China Resources Land Ltd.	335,777	1,367,046
China Resources Pharmaceutical Group Ltd.(a)	233,500	241,387
China Resources Power Holdings Co. Ltd.	250,000	330,553
China Shenhua Energy Co. Ltd., Class A	17,200	44,917
China Shenhua Energy Co. Ltd., Class H	432,500	845,642
China Shipbuilding Industry Co. Ltd., Class A	95,299	80,958

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Southern Airlines Co. Ltd., Class H(c)	232,000	$130,577
China State Construction Engineering Corp. Ltd., Class A	182,040	139,131
China State Construction International Holdings Ltd.(c)	262,000	236,408
China Taiping Insurance Holdings Co. Ltd.	194,500	438,381
China Telecom Corp. Ltd., Class H	1,696,000	759,757
China Tower Corp. Ltd., Class H(a)	5,006,000	1,143,630
China Traditional Chinese Medicine Holdings Co. Ltd.	290,000	136,203
China Unicom Hong Kong Ltd.	748,000	745,580
China United Network Communications Ltd., Class A	124,000	101,355
China Vanke Co. Ltd., Class A	49,000	176,638
China Vanke Co. Ltd., Class H	162,200	560,999
China Yangtze Power Co. Ltd., Class A	62,800	163,384
China Zhongwang Holdings Ltd.	260,800	107,178
Chongqing Rural Commercial Bank Co. Ltd., Class H	288,000	139,307
Chongqing Zhifei Biological Products Co. Ltd., Class A	5,400	36,058
CIFI Holdings Group Co. Ltd.	334,000	179,887
CITIC Ltd.	706,000	837,070
CITIC Securities Co. Ltd., Class A	60,000	187,118
CITIC Securities Co. Ltd., Class H	216,000	387,046
CNOOC Ltd.	2,142,000	3,198,504
COSCO SHIPPING Development Co. Ltd., Class A	240,900	88,861
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	174,000	98,599
COSCO SHIPPING Holdings Co. Ltd., Class H(b)	378,500	135,259
COSCO SHIPPING Ports Ltd.	226,000	198,156
Country Garden Holdings Co. Ltd.	909,828	1,132,154
Country Garden Services Holdings Co. Ltd.	147,000	425,878
CRRC Corp. Ltd., Class A	91,100	92,666
CRRC Corp. Ltd., Class H	523,750	360,292
CSPC Pharmaceutical Group Ltd.	582,000	1,164,691
Ctrip.com International Ltd., ADR(b)	50,039	1,620,263
Dali Foods Group Co. Ltd.(a)	268,500	178,878
Daqin Railway Co. Ltd., Class A	72,399	78,297
Datang International Power Generation Co. Ltd., Class H	394,000	86,490
Dongfeng Motor Group Co. Ltd., Class H	352,000	327,051
East Money Information Co. Ltd., Class A	28,400	57,419
ENN Energy Holdings Ltd.	93,800	1,071,439
Far East Horizon Ltd.	280,000	250,506
Focus Media Information Technology Co. Ltd., Class A	92,500	69,404
Foshan Haitian Flavouring & Food Co. Ltd., Class A	10,451	167,447
Fosun International Ltd.	310,000	398,808
Foxconn Industrial Internet Co. Ltd., Class A	16,200	32,165
Future Land Development Holdings Ltd.	238,000	188,326
Fuyao Glass Industry Group Co. Ltd., Class H(a)	78,400	223,633
GDS Holdings Ltd., ADR(b)	6,980	281,573
Geely Automobile Holdings Ltd.	592,000	915,727
Gemdale Corp., Class A	31,300	49,113
Genscript Biotech Corp.(b)	120,000	269,241
GF Securities Co. Ltd., Class A(b)	23,300	43,234
GF Securities Co. Ltd., Class H(b)	193,600	198,904
GOME Retail Holdings Ltd.(b)(c)	1,296,000	117,437
Great Wall Motor Co. Ltd., Class H(c)	374,000	237,707
Gree Electric Appliances Inc. of Zhuhai, Class A	14,500	112,442
Greentown Service Group Co. Ltd.(c)	130,000	118,961
Guangdong Investment Ltd.	344,000	725,287
Guangzhou Automobile Group Co. Ltd., Class H	364,800	367,810
Guangzhou R&F Properties Co. Ltd., Class H	130,000	209,384
Guotai Junan Securities Co. Ltd., Class A	51,800	123,692

Security	Shares	Value

China (continued)
Guotai Junan Securities Co. Ltd., Class H(a)	82,600	$117,859
Haier Electronics Group Co. Ltd.	153,000	398,348
Haier Smart Home Co. Ltd., Class A	32,100	71,358
Haitian International Holdings Ltd.	95,000	178,958
Haitong Securities Co. Ltd., Class A	31,100	59,358
Haitong Securities Co. Ltd., Class H	336,000	320,333
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	43,400	187,499
Hengan International Group Co. Ltd.	87,000	572,942
HengTen Networks Group Ltd.(b)(c)	3,108,000	49,583
Hua Hong Semiconductor Ltd.(a)	58,000	97,119
Huadian Power International Corp. Ltd., Class H	244,000	95,291
Huaneng Power International Inc., Class H	502,000	276,136
Huaneng Renewables Corp. Ltd., Class H(d)	592,000	163,954
Huatai Securities Co. Ltd., Class A	43,400	114,973
Huatai Securities Co. Ltd., Class H(a)	172,800	251,855
Huaxia Bank Co. Ltd., Class A	120,000	121,392
Huayu Automotive Systems Co. Ltd., Class A	12,500	43,541
Huazhu Group Ltd., ADR	15,673	517,679
Hundsun Technologies Inc., Class A	7,200	74,746
Hutchison China MediTech Ltd., ADR(b)(c)	8,589	187,154
Iflytek Co. Ltd., Class A(b)	14,500	66,655
Industrial & Commercial Bank of China Ltd., Class A	286,500	215,766
Industrial & Commercial Bank of China Ltd., Class H	7,691,000	4,858,807
Industrial Bank Co. Ltd., Class A	91,800	220,233
Industrial Securities Co. Ltd., Class A	66,000	55,976
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	181,000	37,935
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	28,800	115,289
Inner Mongolia Yitai Coal Co. Ltd., Class B	139,500	124,155
iQIYI Inc., ADR(b)(c)	14,979	273,966
JD.com Inc., ADR(b)(c)	89,529	2,730,634
Jiangsu Expressway Co. Ltd., Class H	152,000	201,752
Jiangsu Hengrui Medicine Co. Ltd., Class A	19,720	220,565
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	7,203	112,700
Jiangxi Copper Co. Ltd., Class H	165,000	185,735
Kaisa Group Holdings Ltd.	306,000	105,836
Kingboard Holdings Ltd.	80,000	187,458
Kingboard Laminates Holdings Ltd.	148,000	116,921
Kingdee International Software Group Co. Ltd.(c)	291,000	263,690
Kingsoft Corp. Ltd.(b)	99,000	182,703
Kunlun Energy Co. Ltd.	410,000	357,393
Kweichow Moutai Co. Ltd., Class A	4,618	736,867
KWG Group Holdings Ltd.	160,000	139,470
Lee & Man Paper Manufacturing Ltd.	164,000	86,863
Legend Holdings Corp., Class H(a)	43,200	92,957
Lenovo Group Ltd.	870,000	572,942
Li Ning Co. Ltd.	233,500	689,889
Logan Property Holdings Co. Ltd.	178,000	251,256
Longfor Group Holdings Ltd.(a)	215,500	768,724
LONGi Green Energy Technology Co. Ltd., Class A	16,300	62,973
Luxshare Precision Industry Co. Ltd., Class A	30,640	104,802
Luye Pharma Group Ltd.(a)	154,000	119,696
Luzhou Laojiao Co. Ltd., Class A	7,700	104,230
Maanshan Iron & Steel Co. Ltd., Class H	212,000	79,547
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	29,084	50,390
Meitu Inc.(a)(b)(c)	236,500	59,764
Meituan Dianping, Class B(b)	120,200	1,140,583
Metallurgical Corp. of China Ltd., Class A	73,400	28,203
Metallurgical Corp. of China Ltd., Class H	227,000	50,700

CONSOLIDATED SCHEDULE OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Midea Group Co. Ltd., Class A	16,300	$120,206
MMG Ltd.(b)	384,000	79,394
Momo Inc., ADR	17,290	635,926
Muyuan Foodstuff Co. Ltd., Class A	8,100	90,993
NARI Technology Co. Ltd., Class A	20,300	49,069
NetEase Inc., ADR	8,432	2,150,160
New China Life Insurance Co. Ltd., Class A	16,300	109,843
New China Life Insurance Co. Ltd., Class H	90,200	356,294
New Hope Liuhe Co. Ltd., Class A	23,000	62,698
New Oriental Education & Technology Group Inc., ADR(b)	17,134	1,942,996
Nexteer Automotive Group Ltd.	127,000	98,710
Nine Dragons Paper Holdings Ltd.	209,000	158,443
NIO Inc., ADR(b)(c)	78,008	223,103
Noah Holdings Ltd., ADR(b)(c)	3,506	105,180
Orient Securities Co. Ltd./China, Class A	37,100	51,578
People’s Insurance Co. Group of China Ltd. (The), Class H	997,000	390,639
PetroChina Co. Ltd., Class A	59,500	50,879
PetroChina Co. Ltd., Class H	2,596,000	1,288,831
PICC Property & Casualty Co. Ltd., Class H	846,740	971,519
Pinduoduo Inc., ADR(b)(c)	22,898	750,367
Ping An Bank Co. Ltd., Class A	77,700	153,728
Ping An Insurance Group Co. of China Ltd., Class A	39,400	480,705
Ping An Insurance Group Co. of China Ltd., Class H	667,500	7,658,656
Poly Developments and Holdings Group Co. Ltd., Class A	53,500	100,541
Postal Savings Bank of China Co. Ltd., Class H(a)	985,000	593,362
Power Construction Corp. of China Ltd., Class A	102,700	67,156
RiseSun Real Estate Development Co. Ltd., Class A	33,200	37,621
SAIC Motor Corp. Ltd., Class A	34,822	122,025
Sany Heavy Industry Co. Ltd., Class A	51,200	96,362
SDIC Power Holdings Co. Ltd., Class A	27,500	37,233
Seazen Holdings Co. Ltd., Class A	11,300	39,140
Semiconductor Manufacturing International Corp.(b)	366,300	402,982
Shaanxi Coal Industry Co. Ltd., Class A	33,000	41,037
Shandong Gold Mining Co. Ltd., Class A	7,500	41,791
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	260,000	268,450
Shanghai Electric Group Co. Ltd., Class H	662,000	208,688
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	22,800	88,084
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	56,500	168,014
Shanghai Industrial Holdings Ltd.	63,000	122,859
Shanghai International Airport Co. Ltd., Class A	6,300	73,986
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	129,016	144,627
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	8,500	22,375
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	86,700	163,765
Shanghai Pudong Development Bank Co. Ltd., Class A	124,500	196,222
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3,500	37,533
Shenwan Hongyuan Group Co. Ltd., Class A	158,400	105,792
Shenzhen International Holdings Ltd.	117,500	222,543
Shenzhen Investment Ltd.	424,000	160,718
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,600	41,660
Shenzhou International Group Holdings Ltd.	90,700	1,232,817

Security	Shares	Value

China (continued)
Shimao Property Holdings Ltd.	144,000	$407,997
Shui On Land Ltd.	457,000	95,070
Sihuan Pharmaceutical Holdings Group Ltd.	556,000	99,345
SINA Corp./China(b)	8,356	344,017
Sino Biopharmaceutical Ltd.	844,500	1,256,724
Sino-Ocean Group Holding Ltd.	390,000	139,368
Sinopec Engineering Group Co. Ltd., Class H	189,500	123,829
Sinopec Shanghai Petrochemical Co. Ltd., Class H	385,000	111,048
Sinopharm Group Co. Ltd., Class H	146,400	529,707
Sinotrans Ltd., Class H	273,000	88,150
Sinotruk Hong Kong Ltd.	90,500	139,758
SOHO China Ltd.	224,000	65,753
SSY Group Ltd.	214,000	189,546
Sun Art Retail Group Ltd.	289,000	281,426
Sunac China Holdings Ltd.	291,000	1,166,176
Suning.com Co. Ltd., Class A	60,700	91,088
Sunny Optical Technology Group Co. Ltd.	86,500	1,200,017
TAL Education Group, ADR(b)(c)	42,675	1,520,510
Tencent Holdings Ltd.	687,100	28,482,465
Tencent Music Entertainment Group, ADR(b)(c)	11,181	148,707
Tingyi Cayman Islands Holding Corp.	258,000	355,619
Tong Ren Tang Technologies Co. Ltd., Class H	82,000	89,060
Towngas China Co. Ltd.	146,000	100,994
TravelSky Technology Ltd., Class H	123,000	247,088
Tsingtao Brewery Co. Ltd., Class H	54,000	364,923
Uni-President China Holdings Ltd.	157,000	174,526
Vipshop Holdings Ltd., ADR(b)	51,799	433,558
Want Want China Holdings Ltd.	599,000	467,100
Weibo Corp., ADR(b)(c)	6,562	271,470
Weichai Power Co. Ltd., Class A	23,700	38,347
Weichai Power Co. Ltd., Class H	257,200	393,907
Wens Foodstuffs Group Co. Ltd., Class A	19,400	112,464
Wuliangye Yibin Co. Ltd., Class A	15,200	300,517
WuXi AppTec Co. Ltd., Class H(a)(c)	19,500	218,759
Wuxi Biologics Cayman Inc.(a)(b)	69,500	732,667
XCMG Construction Machinery Co. Ltd., Class A	117,000	70,131
Xiaomi Corp., Class B(a)(b)(c)	626,800	682,370
Xinhu Zhongbao Co. Ltd., Class A	151,200	60,421
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	32,602	58,991
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	87,162	102,676
Xinyi Solar Holdings Ltd.	394,000	248,910
Yanzhou Coal Mining Co. Ltd., Class H	256,000	221,846
Yihai International Holding Ltd.	61,000	365,906
Yonghui Superstores Co. Ltd., Class A	51,700	71,153
Yonyou Network Technology Co. Ltd., Class A	11,400	51,083
Yuexiu Property Co. Ltd.	898,000	193,689
Yum China Holdings Inc.	43,112	1,958,578
Yunnan Baiyao Group Co. Ltd., Class A	5,500	58,942
Yuzhou Properties Co. Ltd.	179,000	75,389
YY Inc., ADR(b)	6,480	370,332
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	4,600	64,086
Zhaojin Mining Industry Co. Ltd., Class H	161,500	211,476
Zhejiang Expressway Co. Ltd., Class H	198,000	165,772
Zhejiang Semir Garment Co. Ltd., Class A	18,600	31,264
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	36,100	81,550
Zhongsheng Group Holdings Ltd.(c)	72,000	225,134

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class H	68,700	$273,560
Zijin Mining Group Co. Ltd., Class A	69,700	35,644
Zijin Mining Group Co. Ltd., Class H	860,000	321,594
ZTE Corp., Class A(b)	13,100	52,733
ZTE Corp., Class H(b)	99,360	247,279
ZTO Express Cayman Inc., ADR	37,793	775,134

		201,121,938

India — 12.2%
Adani Ports & Special Economic Zone Ltd.	76,343	390,976
Ambuja Cements Ltd.	69,534	197,041
Ashok Leyland Ltd.	154,946	139,849
Asian Paints Ltd.	34,416	778,954
Aurobindo Pharma Ltd.	31,467	264,709
Avenue Supermarts Ltd.(a)(b)	14,726	324,010
Axis Bank Ltd.	227,450	2,114,681
Bajaj Auto Ltd.	9,994	390,243
Bajaj Finance Ltd.	20,849	972,997
Bajaj Finserv Ltd.	4,580	456,640
Bharat Forge Ltd.	27,598	148,546
Bharat Petroleum Corp. Ltd.	77,332	384,724
Bharti Airtel Ltd.	213,933	1,038,994
Bharti Infratel Ltd.	41,341	144,997
Bosch Ltd.	902	182,868
Britannia Industries Ltd.	7,056	266,959
Cipla Ltd.	41,215	272,689
Coal India Ltd.	145,385	376,149
Container Corp. of India Ltd.	25,091	178,605
Dabur India Ltd.	62,669	393,878
Divi’s Laboratories Ltd.	9,349	212,805
Dr. Reddy’s Laboratories Ltd.	13,678	489,885
Eicher Motors Ltd.	1,589	361,792
GAIL India Ltd.	186,470	338,953
Glenmark Pharmaceuticals Ltd.	17,097	92,012
Godrej Consumer Products Ltd.	42,196	359,840
Grasim Industries Ltd.	39,854	396,796
Havells India Ltd.	31,875	303,115
HCL Technologies Ltd.	65,270	1,005,774
HDFC Life Insurance Co. Ltd.(a)	13,720	107,049
Hero MotoCorp Ltd.	6,310	227,282
Hindalco Industries Ltd.	137,767	355,861
Hindustan Petroleum Corp. Ltd.	70,741	257,722
Hindustan Unilever Ltd.	79,497	2,095,094
Housing Development Finance Corp. Ltd.	196,963	5,975,710
ICICI Bank Ltd.	284,897	1,634,395
ICICI Lombard General Insurance Co. Ltd.(a)	15,618	275,102
Indiabulls Housing Finance Ltd.	33,174	211,543
Indian Oil Corp. Ltd.	220,670	378,406
Infosys Ltd.	421,778	4,813,316
InterGlobe Aviation Ltd.(a)	10,947	259,151
ITC Ltd.	407,759	1,402,738
JSW Steel Ltd.	105,855	322,349
Larsen & Toubro Ltd.	58,542	1,088,939
LIC Housing Finance Ltd.	35,324	210,438
Lupin Ltd.	26,358	273,519
Mahindra & Mahindra Financial Services Ltd.	40,071	179,543
Mahindra & Mahindra Ltd.	99,894	739,753
Marico Ltd.	56,671	310,388
Maruti Suzuki India Ltd.	12,580	1,078,833
Motherson Sumi Systems Ltd.	122,766	168,485
Nestle India Ltd.	2,787	502,513

Security	Shares	Value

India (continued)
NTPC Ltd.	280,257	$477,446
Oil & Natural Gas Corp. Ltd.	296,596	503,413
Page Industries Ltd.	845	220,824
Petronet LNG Ltd.	71,159	265,921
Pidilite Industries Ltd.	16,061	309,873
Piramal Enterprises Ltd.	10,213	290,396
Power Grid Corp. of India Ltd.	223,540	627,662
REC Ltd.	86,117	173,965
Reliance Industries Ltd.	342,124	5,981,990
Shree Cement Ltd.	1,009	262,451
Shriram Transport Finance Co. Ltd.	20,150	272,631
State Bank of India(b)	212,023	813,115
Sun Pharmaceutical Industries Ltd.	100,993	637,009
Tata Consultancy Services Ltd.	109,267	3,457,616
Tata Motors Ltd.(b)	188,379	307,864
Tata Power Co. Ltd. (The)	138,198	109,831
Tata Steel Ltd.	43,262	208,957
Tech Mahindra Ltd.	56,574	549,558
Titan Co. Ltd.	36,993	572,502
UltraTech Cement Ltd.	11,522	653,853
United Spirits Ltd.(b)	36,227	318,729
UPL Ltd.	64,740	510,613
Vedanta Ltd.	220,697	430,067
Vodafone Idea Ltd.(b)	845,919	63,378
Wipro Ltd.	147,171	524,319
Yes Bank Ltd.	256,425	215,281
Zee Entertainment Enterprises Ltd.	69,950	365,485

		54,972,359

Indonesia — 3.0%
Adaro Energy Tbk PT	1,786,800	141,709
Astra International Tbk PT	2,403,200	1,130,868
Bank Central Asia Tbk PT	1,196,700	2,573,095
Bank Mandiri Persero Tbk PT	2,210,600	1,129,845
Bank Negara Indonesia Persero Tbk PT	876,800	475,951
Bank Rakyat Indonesia Persero Tbk PT	6,791,200	2,044,302
Bank Tabungan Negara Persero Tbk PT	564,500	79,591
Barito Pacific Tbk PT	3,455,000	220,428
Bukit Asam Tbk PT	302,400	52,656
Bumi Serpong Damai Tbk PT(b)	880,300	83,779
Charoen Pokphand Indonesia Tbk PT	910,600	322,578
Gudang Garam Tbk PT	57,700	282,602
Hanjaya Mandala Sampoerna Tbk PT	1,145,600	217,248
Indah Kiat Pulp & Paper Corp. Tbk PT	343,000	165,636
Indocement Tunggal Prakarsa Tbk PT	216,800	332,039
Indofood CBP Sukses Makmur Tbk PT	272,200	231,231
Indofood Sukses Makmur Tbk PT	536,400	299,681
Jasa Marga Persero Tbk PT	281,798	111,249
Kalbe Farma Tbk PT	2,524,700	300,792
Pabrik Kertas Tjiwi Kimia Tbk PT	158,400	111,109
Pakuwon Jati Tbk PT	2,302,400	103,880
Perusahaan Gas Negara Tbk PT	1,288,500	174,404
Semen Indonesia Persero Tbk PT	353,000	329,732
Surya Citra Media Tbk PT	797,400	69,425
Telekomunikasi Indonesia Persero Tbk PT	5,979,500	1,875,839
Unilever Indonesia Tbk PT	179,900	619,536
United Tractors Tbk PT	200,800	296,210

		13,775,415

Malaysia — 3.0%
AirAsia Group Bhd	187,500	79,806

CONSOLIDATED SCHEDULE OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Alliance Bank Malaysia Bhd	132,600	$94,590
AMMB Holdings Bhd	199,600	199,339
Axiata Group Bhd	331,300	397,828
British American Tobacco Malaysia Bhd	17,800	83,466
CIMB Group Holdings Bhd	576,400	693,517
Dialog Group Bhd	444,278	367,635
DiGi.Com Bhd	378,000	451,209
Fraser & Neave Holdings Bhd	16,400	137,658
Gamuda Bhd	209,300	179,165
Genting Bhd	283,700	404,756
Genting Malaysia Bhd	348,900	260,503
Genting Plantations Bhd	35,200	83,867
HAP Seng Consolidated Bhd	81,800	192,951
Hartalega Holdings Bhd	179,800	219,326
Hong Leong Bank Bhd	83,100	328,013
Hong Leong Financial Group Bhd	29,300	117,465
IHH Healthcare Bhd	269,600	371,177
IJM Corp. Bhd	320,400	173,704
IOI Corp. Bhd	256,200	268,658
Kuala Lumpur Kepong Bhd	51,800	295,367
Malayan Banking Bhd	457,100	944,525
Malaysia Airports Holdings Bhd	109,300	213,896
Maxis Bhd	282,700	374,424
MISC Bhd	131,000	226,147
Nestle Malaysia Bhd	8,500	298,121
Petronas Chemicals Group Bhd	291,700	480,675
Petronas Dagangan Bhd	36,800	200,210
Petronas Gas Bhd	72,300	276,444
PPB Group Bhd	72,980	323,816
Press Metal Aluminium Holdings Bhd(c)	180,400	211,049
Public Bank Bhd	368,010	1,778,139
QL Resources Bhd	86,700	143,074
RHB Bank Bhd	196,562	266,414
RHB Capital Bhd(b)(d)	28,800	0	(e)
Sime Darby Bhd	290,400	158,130
Sime Darby Plantation Bhd	248,600	294,383
Sime Darby Property Bhd	302,700	63,340
SP Setia Bhd Group	202,500	75,116
Telekom Malaysia Bhd	143,200	127,690
Tenaga Nasional Bhd	373,600	1,240,151
Top Glove Corp. Bhd	179,300	202,515
Westports Holdings Bhd	117,600	117,446
YTL Corp. Bhd	343,208	81,609

		13,497,314

Pakistan — 0.0%
Habib Bank Ltd.	57,700	40,423
MCB Bank Ltd.	47,900	51,750
Oil & Gas Development Co. Ltd.	98,500	65,851

		158,024

Philippines — 1.6%
Aboitiz Equity Ventures Inc.	249,010	257,823
Aboitiz Power Corp.	194,900	142,270
Alliance Global Group Inc.	522,000	127,348
Altus San Nicolas Corp.(b)	5,021	501
Ayala Corp.	34,390	611,069
Ayala Land Inc.	876,560	796,452
Bank of the Philippine Islands	108,022	182,501
BDO Unibank Inc.	235,799	674,908
DMCI Holdings Inc.	519,300	90,278

Security	Shares	Value

Philippines (continued)
Globe Telecom Inc.	4,320	$168,460
GT Capital Holdings Inc.	12,920	225,354
International Container Terminal Services Inc.	120,250	313,691
JG Summit Holdings Inc.	326,446	451,189
Jollibee Foods Corp.	55,370	252,932
Manila Electric Co.	27,030	189,520
Megaworld Corp.	1,480,900	145,935
Metro Pacific Investments Corp.	1,820,400	173,097
Metropolitan Bank & Trust Co.	187,008	254,696
PLDT Inc.	10,400	235,539
Robinsons Land Corp.	252,290	121,159
Security Bank Corp.	31,350	122,853
SM Investments Corp.	28,644	564,544
SM Prime Holdings Inc.	1,229,750	833,889
Universal Robina Corp.	99,390	330,298

		7,266,306

South Korea — 15.4%
Amorepacific Corp.	3,778	405,482
AMOREPACIFIC Group	3,765	183,393
BGF retail Co. Ltd.	1,047	175,905
BNK Financial Group Inc.	34,846	192,750
Celltrion Healthcare Co. Ltd.(b)	5,955	218,534
Celltrion Inc.(b)	10,806	1,400,654
Celltrion Pharm Inc.(b)	2,011	54,955
Cheil Worldwide Inc.	10,785	235,066
CJ CheilJedang Corp.	930	175,443
CJ Corp.	1,739	117,010
CJ ENM Co. Ltd.	1,390	184,645
CJ Logistics Corp.(b)	1,000	118,060
Daelim Industrial Co. Ltd.	3,262	263,114
Daewoo Engineering & Construction Co. Ltd.(b)	23,062	79,586
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	4,272	96,285
DB Insurance Co. Ltd.	5,785	228,773
Doosan Bobcat Inc.	5,619	166,308
E-MART Inc.	2,450	234,634
Fila Korea Ltd.	5,973	282,069
GS Engineering & Construction Corp.	7,297	195,189
GS Holdings Corp.	7,777	308,191
GS Retail Co. Ltd.	3,696	118,089
Hana Financial Group Inc.	37,194	997,981
Hankook Tire & Technology Co. Ltd.	8,585	206,607
Hanmi Pharm Co. Ltd.	952	220,463
Hanmi Science Co. Ltd.	1,724	58,214
Hanon Systems	23,249	222,653
Hanwha Chemical Corp.	12,629	180,377
Hanwha Corp.	5,311	107,426
Hanwha Life Insurance Co. Ltd.	38,730	81,217
HDC Hyundai Development Co-Engineering & Construction, Class E	3,047	90,184
Helixmith Co. Ltd.(b)	2,340	353,342
HLB Inc.(b)	3,851	134,328
Hotel Shilla Co. Ltd.	3,920	255,022
Hyundai Department Store Co. Ltd.	1,834	118,103
Hyundai Engineering & Construction Co. Ltd.	9,285	316,974
Hyundai Glovis Co. Ltd.	2,222	293,515
Hyundai Heavy Industries Holdings Co. Ltd.	1,157	316,653
Hyundai Marine & Fire Insurance Co. Ltd.	7,872	155,328
Hyundai Mobis Co. Ltd.	8,118	1,665,488
Hyundai Motor Co.	18,290	1,940,363
Hyundai Steel Co.	9,486	292,118

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Industrial Bank of Korea	28,657	$293,372
Kakao Corp.	6,045	671,251
Kangwon Land Inc.	14,704	342,942
KB Financial Group Inc.	47,181	1,546,407
KCC Corp.	724	134,788
Kia Motors Corp.	31,392	1,132,574
Korea Aerospace Industries Ltd.	8,787	285,101
Korea Electric Power Corp.(b)	30,388	641,002
Korea Gas Corp.	3,797	122,413
Korea Investment Holdings Co. Ltd.	5,187	309,614
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	4,674	424,471
Korea Zinc Co. Ltd.	1,021	366,675
Korean Air Lines Co. Ltd.	5,825	106,762
KT&G Corp.	14,378	1,210,779
Kumho Petrochemical Co. Ltd.	2,168	125,829
LG Chem Ltd.	5,624	1,534,557
LG Corp.	11,110	653,071
LG Display Co. Ltd.(b)	27,518	316,926
LG Electronics Inc.	12,633	639,342
LG Household & Health Care Ltd.	1,126	1,096,020
LG Innotek Co. Ltd.	1,814	147,516
LG Uplus Corp.	12,998	141,650
Lotte Chemical Corp.	2,028	376,718
Lotte Corp.	3,457	95,183
Lotte Shopping Co. Ltd.	1,443	162,021
Medy-Tox Inc.	571	165,938
Meritz Securities Co. Ltd.	34,971	137,286
Mirae Asset Daewoo Co. Ltd.	50,725	311,574
NAVER Corp.	16,908	2,045,013
NCSoft Corp.	1,991	882,697
Netmarble Corp.(a)(b)	3,070	238,757
NH Investment & Securities Co. Ltd.	17,350	176,186
OCI Co. Ltd.	2,178	119,397
Orange Life Insurance Ltd.(a)	4,111	91,469
Orion Corp./Republic of Korea	2,757	205,082
Ottogi Corp.	160	75,426
Pan Ocean Co. Ltd.(b)	28,347	113,739
Pearl Abyss Corp.(b)	720	115,735
POSCO	9,835	1,713,259
POSCO Chemical Co. Ltd.	2,801	121,868
Posco International Corp.	5,464	82,778
S-1 Corp.	2,277	189,867
Samsung Biologics Co. Ltd.(a)(b)	1,985	440,838
Samsung C&T Corp.	10,389	741,061
Samsung Card Co. Ltd.	3,954	108,215
Samsung Electro-Mechanics Co. Ltd.	6,745	496,165
Samsung Electronics Co. Ltd.	575,901	20,920,243
Samsung Engineering Co. Ltd.(b)	19,509	249,651
Samsung Fire & Marine Insurance Co. Ltd.	3,644	688,938
Samsung Heavy Industries Co. Ltd.(b)	53,547	342,612
Samsung Life Insurance Co. Ltd.	8,175	460,297
Samsung SDI Co. Ltd.	6,608	1,361,152
Samsung SDS Co. Ltd.	4,191	678,172
Samsung Securities Co. Ltd.	7,176	209,133
Shinhan Financial Group Co. Ltd.	54,057	1,818,636
Shinsegae Inc.	881	168,017
SillaJen Inc.(b)(c)	7,169	62,146
SK Holdings Co. Ltd.	4,322	713,643
SK Hynix Inc.	65,930	4,212,988
SK Innovation Co. Ltd.	6,694	911,876

Security	Shares	Value

South Korea (continued)
SK Telecom Co. Ltd.	2,375	$469,608
S-Oil Corp.	5,352	427,276
Woongjin Coway Co. Ltd.	6,149	427,447
Woori Financial Group Inc.	58,671	576,417
Yuhan Corp.	1,127	213,537

		69,801,614

Taiwan — 15.0%
Acer Inc.	354,062	193,883
Advantech Co. Ltd.	39,282	333,916
Airtac International Group.	16,000	164,788
ASE Technology Holding Co. Ltd.	429,484	976,286
Asia Cement Corp.	270,229	369,941
Asustek Computer Inc.	80,000	519,580
AU Optronics Corp.	1,011,000	263,291
Catcher Technology Co. Ltd.	79,000	554,585
Cathay Financial Holding Co. Ltd.	893,944	1,142,689
Chailease Holding Co. Ltd.	148,428	588,325
Chang Hwa Commercial Bank Ltd.	670,356	431,111
Cheng Shin Rubber Industry Co. Ltd.	251,776	352,695
Chicony Electronics Co. Ltd.	80,518	226,096
China Airlines Ltd.	310,000	91,194
China Development Financial Holding Corp.	1,565,200	452,966
China Life Insurance Co. Ltd./Taiwan(b)	316,040	247,519
China Steel Corp.	1,427,867	1,052,376
Chunghwa Telecom Co. Ltd.	466,000	1,617,128
Compal Electronics Inc.	464,000	265,164
CTBC Financial Holding Co. Ltd.	2,211,265	1,432,641
Delta Electronics Inc.	232,000	1,082,076
E.Sun Financial Holding Co. Ltd.	1,264,769	1,016,728
Eclat Textile Co. Ltd.	24,604	300,794
Eva Airways Corp.	299,669	134,999
Evergreen Marine Corp. Taiwan Ltd.	314,221	128,549
Far Eastern New Century Corp.	385,460	349,749
Far EasTone Telecommunications Co. Ltd.	192,000	447,450
Feng TAY Enterprise Co. Ltd.	42,970	279,763
First Financial Holding Co. Ltd.	1,175,762	804,804
Formosa Chemicals & Fibre Corp.	430,950	1,208,745
Formosa Petrochemical Corp.	147,000	454,900
Formosa Plastics Corp.	543,400	1,627,951
Formosa Taffeta Co. Ltd.	82,000	88,892
Foxconn Technology Co. Ltd.	123,521	249,323
Fubon Financial Holding Co. Ltd.	786,396	1,092,843
Giant Manufacturing Co. Ltd.	39,000	271,299
Globalwafers Co. Ltd.	28,000	256,733
Highwealth Construction Corp.	84,840	133,702
Hiwin Technologies Corp.	32,116	260,220
Hon Hai Precision Industry Co. Ltd.	1,492,651	3,526,097
Hotai Motor Co. Ltd.	35,000	493,075
Hua Nan Financial Holdings Co. Ltd.	960,081	609,794
Innolux Corp.	1,000,620	223,634
Inventec Corp.	319,980	219,025
Largan Precision Co. Ltd.	12,000	1,486,151
Lite-On Technology Corp.	268,032	426,667
MediaTek Inc.	184,176	2,154,877
Mega Financial Holding Co. Ltd.	1,298,542	1,188,573
Micro-Star International Co. Ltd.	95,000	253,454
Nan Ya Plastics Corp.	616,090	1,349,474
Nanya Technology Corp.	147,000	329,475
Nien Made Enterprise Co. Ltd.	23,000	201,369
Novatek Microelectronics Corp.	70,000	414,518

CONSOLIDATED SCHEDULE OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Pegatron Corp.	237,000	$395,377
Phison Electronics Corp.	20,000	183,699
Pou Chen Corp.	257,000	320,739
Powertech Technology Inc.	73,000	174,540
President Chain Store Corp.	69,000	641,452
Quanta Computer Inc.	318,000	572,015
Realtek Semiconductor Corp.	62,140	425,345
Ruentex Development Co. Ltd.	80,439	108,968
Ruentex Industries Ltd.	50,113	111,203
Shanghai Commercial & Savings Bank Ltd. (The)	369,000	596,791
Shin Kong Financial Holding Co. Ltd.	1,295,389	379,420
SinoPac Financial Holdings Co. Ltd.	1,276,699	481,658
Standard Foods Corp.	52,987	104,928
Synnex Technology International Corp.	173,050	203,847
TaiMed Biologics Inc.(b)	25,000	116,205
Taishin Financial Holding Co. Ltd.	1,118,631	477,226
Taiwan Business Bank	538,641	210,929
Taiwan Cement Corp.	590,069	722,323
Taiwan Cooperative Financial Holding Co. Ltd.	1,084,224	690,369
Taiwan High Speed Rail Corp.	241,000	290,796
Taiwan Mobile Co. Ltd.	195,000	695,320
Taiwan Semiconductor Manufacturing Co. Ltd.	2,503,000	20,639,191
Tatung Co. Ltd.(b)	232,000	124,457
Uni-President Enterprises Corp.	579,650	1,413,600
United Microelectronics Corp.	1,417,000	606,770
Vanguard International Semiconductor Corp.	100,000	203,757
Walsin Technology Corp.	44,000	221,331
Win Semiconductors Corp.	44,000	364,916
Winbond Electronics Corp.	371,000	201,386
Wistron Corp.	347,080	275,145
WPG Holdings Ltd.	181,320	229,464
Yageo Corp.	31,151	225,128
Yuanta Financial Holding Co. Ltd.	1,184,893	680,908
Zhen Ding Technology Holding Ltd.	55,455	204,800

		67,635,880

Thailand — 4.2%
Advanced Info Service PCL, NVDR	142,600	1,082,123
Airports of Thailand PCL, NVDR	503,300	1,185,300
Bangkok Bank PCL, Foreign	57,600	323,114
Bangkok Dusit Medical Services PCL, NVDR	1,131,700	873,599
Bangkok Expressway & Metro PCL, NVDR	983,800	360,408
Banpu PCL, NVDR	514,900	213,893
Berli Jucker PCL, NVDR	129,600	229,971
BTS Group Holdings PCL, NVDR	861,200	380,283
Bumrungrad Hospital PCL, NVDR	53,900	244,179
Central Pattana PCL, NVDR	274,000	602,715
Charoen Pokphand Foods PCL, NVDR	465,600	449,266
CP ALL PCL, NVDR	700,400	1,924,396
Electricity Generating PCL, NVDR	36,200	397,848
Energy Absolute PCL, NVDR	203,500	314,511
Gulf Energy Development PCL, NVDR	55,900	265,124
Home Product Center PCL, NVDR	707,549	416,580
Indorama Ventures PCL, NVDR	211,700	244,089
Intouch Holdings PCL, NVDR	252,500	528,580
IRPC PCL, NVDR	1,320,800	171,081
Kasikornbank PCL, Foreign	150,800	789,206
Kasikornbank PCL, NVDR	117,700	615,978
Krung Thai Bank PCL, NVDR	439,750	247,402
Land & Houses PCL, NVDR	905,000	319,699
Minor International PCL, NVDR	340,280	422,950

Security	Shares/ Par		Value

Thailand (continued)
Muangthai Capital PCL, NVDR		77,000	$138,523
PTT Exploration & Production PCL, NVDR		172,310	701,696
PTT Global Chemical PCL, NVDR		278,000	484,210
PTT PCL, NVDR		1,369,500	1,982,186
Ratch Group PCL, NVDR		88,000	211,563
Robinson PCL, NVDR		69,900	146,899
Siam Cement PCL (The), NVDR		93,800	1,276,337
Siam Commercial Bank PCL (The), NVDR		100,800	407,189
Thai Oil PCL, NVDR		154,400	342,157
Thai Union Group PCL, NVDR		401,300	228,395
TMB Bank PCL, NVDR		1,384,700	70,656
Total Access Communication PCL, NVDR		88,400	177,826
True Corp. PCL, NVDR		1,438,905	296,512

			19,066,444

Total Common Stocks — 98.9% (Cost: $427,667,515)			447,295,294

Preferred Stocks

South Korea — 0.8%
Amorepacific Corp., Preference Shares, NVS		1,234	73,556
Hyundai Motor Co.
Preference Shares, NVS		3,032	190,243
Series 2, Preference Shares, NVS		4,335	309,221
LG Chem Ltd., Preference Shares, NVS		996	148,012
LG Household & Health Care Ltd., Preference Shares, NVS		248	148,647
Samsung Electronics Co. Ltd., Preference Shares, NVS		98,383	2,993,118

			3,862,797

Total Preferred Stocks — 0.8% (Cost: $3,190,887)			3,862,797

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/25/19)(b)		3,561	0	(e)

Total Rights — 0.0% (Cost: $0)			0	(e)

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	211,680	3,023

Total Corporate Bonds & Notes — 0.0% (Cost: $3,019)			3,023

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)		8,491,856	8,496,102

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	788,000	$788,000

		9,284,102

Total Short-Term Investments — 2.1% (Cost: $9,282,321)		9,284,102

Total Investments in Securities — 101.8% (Cost: $440,143,742)		460,445,216

Other Assets, Less Liabilities — (1.8)%		(8,117,417)

Net Assets — 100.0%		$452,327,799

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	31,286,159	(22,794,303)	8,491,856	$8,496,102	$191,999	(b)	$3,143		$(3,154)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	788,000	788,000	788,000	15,778		—		—

				$9,284,102	$207,777		$3,143		$(3,154)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
HSCEI Index	2	09/27/19	$129	$(447)
MSCI Emerging Markets E-Mini	17	09/20/19	836	15,771

				$15,324

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$15,771

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$447

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

CONSOLIDATED SCHEDULE OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Asia ETF

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$12,047

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$15,324

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$193,002

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$447,130,795	$501		$163,998	$447,295,294
Preferred Stocks	3,862,797	—		—	3,862,797
Rights	—	0	(a)	—	0	(a)
Corporate Bonds & Notes	—	3,023		—	3,023
Money Market Funds	9,284,102	—		—	9,284,102

	$460,277,694	$3,524		$163,998	$460,445,216

Derivative financial instruments(b)
Assets
Futures Contracts	$15,771	$—		$—	$15,771
Liabilities
Futures Contracts	(447)	—		—	(447)

	$15,324	$—		$—	$15,324

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.5%
Adecoagro SA(a)(b)	46,243	$258,036
Arcos Dorados Holdings Inc., Class A	47,697	315,277
Central Puerto SA, ADR(a)	37,335	103,791
Cresud SACIF y A, ADR(a)	14,487	81,707
Despegar.com Corp.(a)(b)	20,431	223,515
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	8,184	43,048
Grupo Supervielle SA, ADR	23,142	56,929
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	23,801	114,245

		1,196,548

Brazil — 6.4%
AES Tiete Energia SA	65,800	190,288
Aliansce Sonae Shopping Centers SA(a)	31,149	283,359
Alupar Investimento SA	56,708	356,672
Anima Holding SA	15,400	78,263
Arezzo Industria e Comercio SA	18,100	216,734
BK Brasil Operacao e Assessoria a Restaurantes SA	64,500	301,256
BR Properties SA(a)	46,241	123,094
Camil Alimentos SA	54,100	86,278
Cia. de Locacao das Americas	36,600	487,592
Cia. de Saneamento de Minas Gerais-COPASA	23,700	397,810
Cia. de Saneamento do Parana	24,000	507,623
Cia. Hering	54,200	434,812
Cosan Logistica SA(a)	57,922	280,345
CVC Brasil Operadora e Agencia de Viagens SA	50,400	647,289
Cyrela Brazil Realty SA Empreendimentos e Participacoes	95,700	583,390
Dommo Energia SA(a)	49,800	65,561
Duratex SA	115,900	371,636
EcoRodovias Infraestrutura e Logistica SA	76,299	228,960
EDP — Energias do Brasil SA	113,200	550,632
Enauta Participacoes SA	32,600	87,492
Eneva SA(a)	46,200	300,196
Ez Tec Empreendimentos e Participacoes SA	25,277	238,936
Fleury SA	76,200	442,573
Grendene SA	116,800	227,540
Guararapes Confeccoes SA	37,000	188,931
Iguatemi Empresa de Shopping Centers SA	32,900	366,246
Instituto Hermes Pardini SA	22,700	131,843
Iochpe Maxion SA	41,905	197,751
Light SA	84,400	413,605
Linx SA	60,200	464,444
LOG Commercial Properties e Participacoes SA	11,660	69,133
Mahle-Metal Leve SA	16,700	95,701
Marfrig Global Foods SA(a)	89,100	180,046
Minerva SA(a)	51,200	105,195
MRV Engenharia e Participacoes SA	112,900	538,243
Odontoprev SA	103,300	425,479
Petro Rio SA(a)	34,000	139,054
Qualicorp Consultoria e Corretora de Seguros SA	84,100	581,874
Santos Brasil Participacoes SA	111,000	182,126
Sao Martinho SA	65,600	283,216
Ser Educacional SA(c)	24,735	140,669
SLC Agricola SA	39,000	163,562
Smiles Fidelidade SA	22,800	204,153
TOTVS SA	57,200	745,834
Transmissora Alianca de Energia Eletrica SA	79,400	539,940
Tupy SA	23,100	98,612

Security	Shares	Value

Brazil (continued)
Valid Solucoes e Servicos de Seguranca em Meios de
Pagamento e Identificacao SA	30,740	$85,848
Via Varejo SA(a)	360,100	673,630
Wiz Solucoes e Corretagem de Seguros SA	36,400	105,442
YDUQS Part(a)	98,800	752,202

		15,361,110

Chile — 1.3%
AES Gener SA	1,121,710	240,719
Besalco SA	152,860	102,201
CAP SA	25,108	203,753
Cia. Sud Americana de Vapores SA(a)	4,559,709	148,922
Engie Energia Chile SA	157,264	269,492
Forus SA	39,419	76,699
Grupo Security SA	431,126	146,656
Inversiones Aguas Metropolitanas SA	145,990	204,927
Inversiones La Construccion SA	12,781	185,447
Parque Arauco SA	223,486	626,795
Ripley Corp. SA	281,626	195,703
Salfacorp SA	131,789	115,569
SMU SA	880,601	201,485
SONDA SA	185,355	217,421
Vina Concha y Toro SA	137,488	266,960

		3,202,749

China — 11.0%
21Vianet Group Inc., ADR(a)(b)	21,493	168,720
361 Degrees International Ltd.	433,000	91,736
500.com Ltd., ADR(a)(b)	6,891	63,742
AGTech Holdings Ltd.(a)(b)	1,496,000	67,780
Ajisen China Holdings Ltd	247,000	75,972
AK Medical Holdings Ltd.(c)	160,000	141,513
Anxin-China Holdings Ltd.(a)(d)	1,084,000	1
Ascletis Pharma Inc.(a)(b)(c)	111,000	54,966
Asia Cement China Holdings Corp.	177,500	208,414
AVIC International Holdings Ltd., Class H(a)	124,000	68,209
Beijing Capital Land Ltd., Class H(b)	400,000	134,263
Beijing Gas Blue Sky Holdings Ltd.(a)(b)	2,760,000	70,450
Beijing Sports and Entertainment Industry Group Ltd.(a)(b)	807,500	32,463
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	119,000	201,387
Bitauto Holdings Ltd., ADR(a)(b)	10,593	134,425
Boshiwa International Holding Ltd.(a)(b)(d)	32,000	41
Camsing International Holding Ltd.(b)(d)	164,000	21,642
Canvest Environmental Protection Group Co. Ltd.(b)	427,000	203,272
Capital Environment Holdings Ltd.(a)	2,858,000	72,951
CAR Inc.(a)(b)	288,000	204,366
Central China Real Estate Ltd.	350,000	149,196
CGN Meiya Power Holdings Co. Ltd.(a)(b)(c)	698,000	78,393
Changyou.com Ltd., ADR	7,486	42,970
Chaowei Power Holdings Ltd.	218,000	80,129
China Aircraft Leasing Group Holdings Ltd.	156,500	165,381
China Animal Healthcare Ltd.(a)(b)(d)	126,000	804
China BlueChemical Ltd., Class H	742,000	196,974
China Datang Corp. Renewable Power Co. Ltd., Class H	1,050,000	99,166
China Dili Group(a)(b)	1,059,999	311,154
China Dongxiang Group Co. Ltd.	1,665,000	178,499
China Everbright Greentech Ltd.(b)(c)	297,000	181,945
China Foods Ltd.	372,000	161,422
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	392,000	207,123
China Harmony New Energy Auto Holding Ltd.(b)	320,500	94,080

CONSOLIDATED SCHEDULE OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China High Speed Transmission Equipment Group Co. Ltd.(b)	169,000	$92,315
China Huiyuan Juice Group Ltd.(a)(d)	379,000	56,594
China Lilang Ltd.	180,000	147,026
China LNG Group Ltd.(a)	910,000	62,716
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	371,000	146,783
China Lumena New Materials Corp.(a)(b)(d)	210,000	0	(e)
China Maple Leaf Educational Systems Ltd.(b)	560,000	171,530
China Merchants Land Ltd.	716,000	93,208
China Metal Recycling Holdings Ltd.(a)(d)	12,000	0	(e)
China Metal Resources Utilization Ltd.(a)(b)(c)	368,000	164,853
China Modern Dairy Holdings Ltd.(a)	909,000	136,895
China New Higher Education Group Ltd.(b)(c)	187,000	78,042
China Oil and Gas Group Ltd.	2,370,000	80,156
China Overseas Grand Oceans Group Ltd.	601,000	285,338
China Overseas Property Holdings Ltd.	545,000	278,226
China Resources Medical Holdings Co. Ltd.	351,000	250,863
China Sanjiang Fine Chemicals Co. Ltd.	376,000	70,062
China SCE Group Holdings Ltd.	683,000	331,242
China Shineway Pharmaceutical Group Ltd.	122,000	113,664
China South City Holdings Ltd.	2,084,000	257,995
China Suntien Green Energy Corp. Ltd., Class H	646,000	166,543
China Tian Lun Gas Holdings Ltd.(b)	112,000	107,778
China Travel International Investment Hong Kong Ltd.(b)	906,000	138,756
China Water Affairs Group Ltd.	332,000	267,791
China Youzan Ltd.(a)(b)	3,776,000	245,778
China Yuhua Education Corp Ltd.(b)(c)	466,000	257,523
China ZhengTong Auto Services Holdings Ltd.	457,500	164,658
Chinasoft International Ltd.(b)	774,000	322,033
CIMC Enric Holdings Ltd.	256,000	148,006
CITIC Resources Holdings Ltd.	1,338,000	84,528
Citychamp Watch & Jewellery Group Ltd.(a)(b)	642,000	142,569
COFCO Meat Holdings Ltd.(a)	536,000	153,918
Colour Life Services Group Co. Ltd.(b)	142,000	74,848
Comba Telecom Systems Holdings Ltd.	606,894	130,126
Concord New Energy Group Ltd.	3,250,000	151,397
Consun Pharmaceutical Group Ltd.	163,000	88,829
COSCO SHIPPING International Hong Kong Co. Ltd.(b)	394,000	114,650
Cosmo Lady China Holdings Co. Ltd.(c)	272,000	45,476
CPMC Holdings Ltd.	196,000	82,299
Dah Chong Hong Holdings Ltd.	535,000	149,534
Daqo New Energy Corp., ADR(a)	3,874	199,898
Dawnrays Pharmaceutical Holdings Ltd.	453,000	78,050
Digital China Holdings Ltd.(a)(b)	266,000	134,097
Dongyue Group Ltd.	469,000	221,471
Essex Bio-Technology Ltd.	129,000	81,331
Fang Holdings Ltd., ADR(a)(b)	18,049	37,361
Fanhua Inc., ADR	19,046	519,003
Fantasia Holdings Group Co. Ltd.	718,500	107,289
Fu Shou Yuan International Group Ltd.(b)	364,000	353,067
Fufeng Group Ltd.	622,400	296,292
GCL-Poly Energy Holdings Ltd.(a)(b)	4,593,000	178,788
Gemdale Properties & Investment Corp. Ltd.	2,074,000	230,287
Genertec Universal Medical Group Co. Ltd.(c)	382,500	269,471
Glorious Property Holdings Ltd.(a)	1,382,000	59,969
Glory Sun Financial Group Ltd.(b)	4,992,000	213,433
Goodbaby International Holdings Ltd.(a)(b)	378,000	71,882
Grand Baoxin Auto Group Ltd.(a)	308,500	59,059
Greatview Aseptic Packaging Co. Ltd.	332,000	183,047
Greenland Hong Kong Holdings Ltd.	355,000	123,236

Security	Shares	Value

China (continued)
Guorui Properties Ltd.(b)	422,000	$73,248
Haichang Ocean Park Holdings Ltd.(a)(c)	589,000	82,689
Hangzhou Steam Turbine Co. Ltd., Class B	121,980	109,598
Harbin Electric Co. Ltd., Class H(a)	276,000	67,632
HC Group Inc.(a)(b)	231,000	70,167
Hi Sun Technology China Ltd.(a)	903,000	154,431
Honghua Group Ltd.(a)	1,035,000	73,972
Hope Education Group Co. Ltd.(c)	760,000	130,945
Hua Han Health Industry Holdings Ltd.(a)(d)	1,112,400	36,913
Huabao International Holdings Ltd.	331,000	125,888
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	80,700	80,700
Huifu Payment Ltd.(a)(b)(c)	224,400	96,229
IGG Inc.	366,000	247,570
IMAX China Holding Inc.(b)(c)	52,000	112,557
Jianpu Technology Inc., ADR(a)(b)	20,890	62,879
Jiayuan International Group Ltd.(b)	474,000	189,350
Jinchuan Group International Resources Co. Ltd.(b)	1,050,000	87,105
JinkoSolar Holding Co. Ltd., ADR(a)	11,706	256,010
JNBY Design Ltd.	75,500	108,114
Jumei International Holding Ltd., ADR(a)	33,699	64,028
Kama Co. Ltd., Class B(a)	30,100	13,575
Kasen International Holdings Ltd.(a)	236,000	248,188
Konka Group Co. Ltd., Class B	405,300	128,801
Lifetech Scientific Corp.(a)	962,000	176,799
Lonking Holdings Ltd.	783,000	186,872
Luthai Textile Co. Ltd., Class B	70,900	69,494
LVGEM China Real Estate Investment Co. Ltd.	462,000	159,202
Nam Tai Property Inc.	18,952	170,758
National Agricultural Holdings Ltd.(a)(b)(d)	354,000	27,108
NetDragon Websoft Holdings Ltd.(b)	88,000	225,746
OneSmart International Education Group Ltd., ADR(a)	31,185	234,511
Panda Green Energy Group Ltd.(a)(b)	1,756,000	58,269
PAX Global Technology Ltd.	394,000	175,997
Phoenix Media Investment Holdings Ltd.	622,000	48,424
Poly Property Group Co. Ltd.	820,000	287,798
Pou Sheng International Holdings Ltd.	834,000	254,393
Powerlong Real Estate Holdings Ltd.	519,000	304,696
PPDAI Group Inc., ADR(b)	30,830	115,304
Q Technology Group Co. Ltd.(a)	161,000	148,561
Qutoutiao Inc., ADR(a)(b)	23,476	108,929
Realord Group Holdings Ltd.(a)(b)	292,000	169,938
Redco Properties Group Ltd.(b)(c)	364,000	176,069
Road King Infrastructure Ltd.	102,000	179,387
Ronshine China Holdings Ltd.(b)	224,500	257,297
Sany Heavy Equipment International Holdings Co. Ltd.	410,000	166,400
Seaspan Corp.(b)	32,307	335,347
Shandong Airlines Co. Ltd., Class B	60,400	56,890
Shang Gong Group Co. Ltd., Class B(a)	184,000	92,000
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)	116,000	116,217
Shanghai Haixin Group Co., Class B	255,400	100,372
Shanghai Haohai Biological Technology Co. Ltd., Class H(b)(c)	17,700	79,065
Shanghai Industrial Urban Development Group Ltd.	760,000	110,576
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	136,900	127,728
Sheng Ye Capital Ltd.	162,000	149,898
Shougang Concord International Enterprises Co. Ltd.(b)	3,260,000	126,899
Shougang Fushan Resources Group Ltd.	974,000	205,109
Silver Grant International Holdings Group Ltd.(a)(b)	586,000	96,478

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sinopec Kantons Holdings Ltd.	426,000	$169,088
Sinosoft Technology Group Ltd.	153,800	34,351
Skyfame Realty Holdings Ltd.	1,072,000	143,657
Skyworth Group Ltd.	736,000	170,019
SMI Holdings Group Ltd.(a)(d)	468,800	97,525
Sohu.com Ltd., ADR(a)(b)	12,534	136,997
Superb Summit International Group Ltd.(a)(b)(d)	238,250	304
Tarena International Inc., ADR(a)	14,690	17,187
TCL Electronics Holdings Ltd.	345,000	151,908
Texhong Textile Group Ltd.	120,000	101,234
Tian Ge Interactive Holdings Ltd.(a)(c)	273,000	58,186
Tiangong International Co. Ltd.	396,000	122,307
Tianjin Development Holdings Ltd.	428,000	117,442
Tianjin Port Development Holdings Ltd.	1,396,000	121,153
Tianneng Power International Ltd.(b)	266,000	210,142
Tibet Water Resources Ltd.(a)(b)	724,000	140,451
Tongda Group Holdings Ltd.	1,580,000	108,891
TPV Technology Ltd.	356,000	165,838
Truly International Holdings Ltd.(a)(b)	716,000	92,295
Vinda International Holdings Ltd.	108,000	189,664
Wasion Holdings Ltd.	254,000	91,092
West China Cement Ltd.	996,000	169,065
Wisdom Education International Holdings Co. Ltd.(b)	240,000	115,783
Wise Talent Information Technology Co. Ltd.(a)	45,800	108,255
X Financial, ADR	21,553	56,684
Xiamen International Port Co. Ltd., Class H	836,000	102,428
Xingda International Holdings Ltd.	404,000	102,607
Xtep International Holdings Ltd.	439,500	251,292
Xunlei Ltd., ADR(a)(b)	12,396	31,238
Yadea Group Holdings Ltd.(b)(c)	432,000	83,253
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	47,600	227,510
Yirendai Ltd., ADR(a)(b)	4,854	46,162
Yixin Group Ltd.(a)(b)(c)	759,000	153,053
Yuexiu REIT	583,000	383,937
Yuexiu Transport Infrastructure Ltd.	358,000	278,254
Zai Lab Ltd., ADR(a)(b)	13,496	440,105
Zhuguang Holdings Group Co. Ltd.(a)(b)	974,000	125,552

		26,269,157

Colombia — 0.3%
Almacenes Exito SA	71,293	365,936
Cemex Latam Holdings SA(a)	84,296	108,169
Corp. Financiera Colombiana SA(a)	33,205	254,976

		729,081

Czech Republic — 0.1%
Central European Media Enterprises Ltd. , Class A(a)	46,185	211,967

Egypt — 0.6%
Alexandria Mineral Oils Co.	158,301	42,277
Egyptian Financial Group-Hermes Holding Co.	201,722	243,529
Ezz Steel Co. SAE(a)	93,860	61,534
Heliopolis Housing	62,290	107,756
Juhayna Food Industries	158,112	95,536
Medinet Nasr Housing(a)	315,379	102,522
Oriental Weavers	104,075	71,878
Palm Hills Developments SAE(a)	608,597	87,520
Pioneers Holding For Financial Investments SAE(a)	251,076	86,928
Sidi Kerir Petrochemicals Co.	76,412	46,078
Six of October Development & Investment	94,670	95,357
Talaat Moustafa Group	370,850	259,259

Security	Shares	Value

Egypt (continued)
Telecom Egypt Co.	133,088	$108,320

		1,408,494

Greece — 0.8%
Aegean Airlines SA	25,563	220,987
GEK Terna Holding Real Estate Construction SA(a)	42,302	295,815
Hellenic Exchanges-Athens Stock Exchange SA	36,130	186,010
Mytilineos SA	45,935	510,918
Piraeus Bank SA(a)(b)	106,040	359,672
Public Power Corp. SA(a)(b)	45,828	139,797
Terna Energy SA	23,524	201,806

		1,915,005

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	175,813	247,391
Opus Global Nyrt(a)(b)	81,516	103,857

		351,248

India — 13.5%
Aarti Industries Ltd.	8,530	190,113
Aavas Financiers Ltd.(a)	9,230	192,705
Adani Enterprises Ltd.	50,802	97,716
Adani Power Ltd.(a)	290,731	237,772
Adani Transmissions Ltd.(a)	107,243	351,657
Aditya Birla Fashion and Retail Ltd.(a)	76,355	202,683
Aegis Logistics Ltd.	35,945	95,466
AIA Engineering Ltd.	16,603	356,822
Ajanta Pharma Ltd.	9,529	136,481
Alembic Pharmaceuticals Ltd.	20,479	142,793
Apollo Hospitals Enterprise Ltd.	32,521	686,854
Apollo Tyres Ltd.	100,781	241,694
Arti Surfactants Ltd.(a)	853	5,745
Arvind Fashions Ltd.(a)	11,920	81,862
Arvind Ltd.	68,834	46,704
Astral Poly Technik Ltd.	20,456	377,236
Atul Ltd.	6,374	316,636
AU Small Finance Bank Ltd.(c)	57,184	539,507
Avanti Feeds Ltd.	15,132	67,388
Bajaj Consumer Care Ltd.(a)	25,842	91,668
Balkrishna Industries Ltd.	31,396	327,315
Balrampur Chini Mills Ltd.	57,498	106,972
BASF India Ltd.	6,077	89,724
Bata India Ltd.	13,668	295,123
Bayer CropScience Ltd./India	3,474	152,451
Birla Corp. Ltd.	9,606	71,896
Blue Dart Express Ltd.	2,747	86,429
Can Fin Homes Ltd.	13,164	76,128
Canara Bank(a)	61,746	190,753
Care Ratings Ltd.	10,920	82,274
Ceat Ltd.	8,377	106,438
Century Textiles & Industries Ltd.	13,541	161,479
CESC Ltd.	25,289	274,290
CG Power and Industrial Solutions Ltd.(a)	164,404	24,175
Cholamandalam Financial Holdings Ltd.(a)	30,775	194,026
City Union Bank Ltd.	118,456	336,834
Coromandel International Ltd.	32,224	173,694
Cox & Kings Ltd.	42,322	2,637
CRISIL Ltd.	8,492	152,745
Crompton Greaves Consumer Electricals Ltd.	149,166	481,501
Dalmia Bharat Ltd.(a)	17,823	224,674
DCB Bank Ltd.	70,897	206,662
Dewan Housing Finance Corp. Ltd.(a)	58,665	39,147

CONSOLIDATED SCHEDULE OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Dilip Buildcon Ltd.(c)	15,181	$76,439
Dish TV India Ltd.	233,076	71,482
Dr Lal PathLabs Ltd.(c)	11,908	207,493
eClerx Services Ltd.	9,694	61,117
Edelweiss Financial Services Ltd.	174,821	270,283
EID Parry India Ltd.	31,965	68,959
EIH Ltd.	66,187	149,137
Endurance Technologies Ltd.(c)	12,712	164,829
Engineers India Ltd.	83,554	120,052
Equitas Holdings Ltd./India(a)	67,487	105,993
Eris Lifesciences Ltd.(a)(c)	16,491	87,712
Escorts Ltd.	22,524	160,932
Exide Industries Ltd.	89,596	224,029
Federal Bank Ltd.	569,711	661,402
Finolex Cables Ltd.	32,349	166,349
Fortis Healthcare Ltd.(a)	188,610	327,920
Future Consumer Ltd.(a)	188,754	73,617
Future Lifestyle Fashions Ltd.	21,919	131,009
Gayatri Projects Ltd.(a)	47,510	71,091
GE T&D India Ltd.	29,930	63,102
GFL Ltd.(a)	41,485	26,085
Gillette India Ltd.	2,793	285,496
GMR Infrastructure Ltd.(a)	606,510	127,829
Godrej Industries Ltd.	36,286	213,450
Godrej Properties Ltd.(a)	21,786	274,783
Graphite India Ltd.	23,587	88,723
Great Eastern Shipping Co. Ltd. (The)	25,648	86,167
GRUH Finance Ltd.	68,413	247,277
Gujarat Gas Ltd.	70,475	175,824
Gujarat Pipavav Port Ltd.	106,066	116,304
Gujarat State Petronet Ltd.	61,662	189,846
HEG Ltd.	4,196	55,773
Hexaware Technologies Ltd.	45,146	244,705
IDFC First Bank Ltd.(a)	740,474	451,600
IDFC Ltd.(a)	284,901	141,438
IIFL Finance Ltd.	48,395	80,108
IIFL Securities Ltd.(a)	39,655	60,501
IIFL Wealth Management Ltd.(a)	5,665	60,501
India Cements Ltd. (The)	86,596	89,679
Indiabulls Real Estate Ltd.(a)	83,911	79,731
Indiabulls Ventures Ltd.	63,083	157,779
Indian Bank(a)	41,286	115,577
Indian Hotels Co. Ltd. (The)	205,460	399,943
Indraprastha Gas Ltd.	84,128	395,443
Info Edge India Ltd.	24,541	696,544
Inox Fluorochemicals Ltd.(a)	13,205	144,703
Inox Leisure Ltd.(a)	24,600	96,960
Ipca Laboratories Ltd.	18,630	250,213
IRB Infrastructure Developers Ltd.	58,562	62,574
Jain Irrigation Systems Ltd.	127,224	34,832
Jindal Steel & Power Ltd.(a)	158,024	213,775
JK Cement Ltd.	9,819	141,522
JM Financial Ltd.	89,473	91,844
JSW Energy Ltd.	136,864	127,937
Jubilant Foodworks Ltd.	26,569	442,473
Jubilant Life Sciences Ltd.	29,296	180,188
Just Dial Ltd.(a)	14,959	149,208
Kajaria Ceramics Ltd.	26,983	179,150
Karnataka Bank Ltd. (The)	76,333	80,227
Karur Vysya Bank Ltd. (The)	132,977	108,195

Security	Shares	Value

India (continued)
Kaveri Seed Co. Ltd.	12,104	$80,015
KEC International Ltd.	28,764	98,649
KPIT Technologies Ltd.(a)	69,401	94,420
KRBL Ltd.	22,027	65,750
L&T Technology Services Ltd.(c)	8,181	185,737
Lakshmi Machine Works Ltd.	1,536	79,684
Magma Fincorp Ltd.	60,887	55,594
Mahanagar Gas Ltd.	16,524	195,594
Mahindra CIE Automotive Ltd.(a)	46,411	100,319
Manappuram Finance Ltd.	93,801	156,122
Max Financial Services Ltd.(a)	53,017	312,797
Minda Industries Ltd.	28,336	133,709
Mindtree Ltd.	16,916	163,125
Motilal Oswal Financial Services Ltd.	16,054	129,453
Mphasis Ltd.	35,986	491,757
Muthoot Finance Ltd.	40,297	342,714
Natco Pharma Ltd.	37,578	285,252
National Aluminium Co. Ltd.	197,946	115,456
NBCC India Ltd.	186,966	92,557
NCC Ltd./India	162,364	124,830
NIIT Technologies Ltd.	9,437	197,647
Oberoi Realty Ltd.	22,685	180,428
Oil India Ltd.	82,389	170,703
PC Jeweller Ltd.	66,396	31,056
Persistent Systems Ltd.	17,159	130,253
Pfizer Ltd.	4,900	200,738
Phoenix Mills Ltd. (The)	23,785	231,829
PI Industries Ltd.	23,198	370,804
PNB Housing Finance Ltd.(c)	23,484	211,975
Power Finance Corp. Ltd.(a)	246,593	361,908
Prestige Estates Projects Ltd.	47,677	197,331
PVR Ltd.	13,186	282,223
Quess Corp. Ltd.(a)(c)	16,303	108,458
Radico Khaitan Ltd.	21,399	92,599
Rain Industries Ltd.	34,338	38,903
Rajesh Exports Ltd.	31,231	308,866
Ramco Cements Ltd. (The)	26,503	270,235
Raymond Ltd.	11,433	91,222
RBL Bank Ltd.(c)	114,473	524,533
Redington India Ltd.	103,965	157,969
Reliance Capital Ltd.	43,340	21,182
Reliance Infrastructure Ltd.	53,941	29,347
Sadbhav Engineering Ltd.	36,113	68,906
Sanofi India Ltd.	2,500	214,932
Sobha Ltd.	18,021	135,194
SpiceJet Ltd.(a)	62,907	117,035
SRF Ltd.	5,756	223,654
Sterlite Technologies Ltd.	40,633	65,040
Strides Pharma Science Ltd.	19,085	101,896
Sundaram Finance Ltd.	12,082	256,394
Sundram Fasteners Ltd.	25,453	151,490
Sunteck Realty Ltd.	23,345	152,348
Supreme Industries Ltd.	14,855	229,958
Suzlon Energy Ltd.(a)	1,225,177	63,483
Symphony Ltd.	8,304	146,543
Syngene International Ltd.(c)	41,524	179,948
Tata Chemicals Ltd.	26,560	217,330
Tata Communications Ltd.	28,290	170,495
Tata Elxsi Ltd.	8,939	79,147
Tata Global Beverages Ltd.	115,520	450,545

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
TeamLease Service Ltd.(a)	4,090	$155,518
Thermax Ltd.	12,423	172,999
Thomas Cook India Ltd.	54,998	108,791
Time Technoplast Ltd.	62,785	53,414
Timken India Ltd.	9,491	91,910
Torrent Power Ltd.	47,302	184,154
TTK Prestige Ltd.	1,776	142,708
Tube Investments of India Ltd.	37,405	177,000
Vakrangee Ltd.	170,514	73,667
Varun Beverages Ltd.	28,807	260,708
V-Guard Industries Ltd.	46,561	151,340
Vinati Organics Ltd.	5,645	167,550
VIP Industries Ltd.	15,729	96,104
V-Mart Retail Ltd.	3,579	99,567
Voltas Ltd.	38,028	340,831
WABCO India Ltd.	2,281	195,559
Welspun India Ltd.	124,461	87,584
Whirlpool of India Ltd.	12,747	276,227

		32,118,435

Indonesia — 2.4%
Ace Hardware Indonesia Tbk PT	3,027,200	368,130
AKR Corporindo Tbk PT	717,500	215,983
Alam Sutera Realty Tbk PT(a)	5,823,000	128,077
Alfa Energi Investama Tbk PT(a)	283,600	45,984
Aneka Tambang Tbk	3,536,100	266,734
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	906,200	101,257
Bumi Resources Tbk PT(a)	20,402,900	135,204
Ciputra Development Tbk PT	4,153,163	320,600
Delta Dunia Makmur Tbk PT(a)	1,895,100	47,561
Global Mediacom Tbk PT	3,068,300	73,111
Hanson International Tbk PT(a)	32,959,200	230,029
Indika Energy Tbk PT	777,900	74,034
Inti Agri Resources Tbk PT(a)	12,489,100	44,022
Japfa Comfeed Indonesia Tbk PT	1,348,300	149,706
Kresna Graha Investama Tbk PT(a)	5,152,300	190,691
Link Net Tbk PT	506,400	144,584
Matahari Department Store Tbk PT	982,900	209,260
Medco Energi Internasional Tbk PT(a)	2,273,266	118,591
Media Nusantara Citra Tbk PT	2,150,900	188,024
Mitra Adiperkasa Tbk PT	3,391,200	236,679
Panin Financial Tbk PT(a)	5,203,500	111,517
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,361,700	115,675
Pool Advista Indonesia Tbk PT(a)	605,200	50,984
PP Persero Tbk PT	1,180,925	154,016
PP Properti Tbk PT	8,957,369	72,619
Ramayana Lestari Sentosa Tbk PT	1,149,900	98,088
Sawit Sumbermas Sarana Tbk PT	1,748,000	112,754
Sentul City Tbk PT(a)	8,507,800	72,573
Sitara Propertindo Tbk PT(a)	2,767,400	142,418
Sri Rejeki Isman Tbk PT	5,664,000	134,163
Sugih Energy Tbk PT(a)(d)	1,824,800	515
Summarecon Agung Tbk PT	3,423,500	255,827
Timah Tbk PT	1,265,796	87,450
Tower Bersama Infrastructure Tbk PT	674,800	284,239
Trada Alam Minera Tbk PT(a)	9,924,800	72,066
Tunas Baru Lampung Tbk PT	1,276,600	80,997
Waskita Beton Precast Tbk PT	5,304,800	126,403
Waskita Karya Persero Tbk PT	1,858,200	228,591

Security	Shares	Value

Indonesia (continued)
Wijaya Karya Persero Tbk PT	1,214,348	$189,193

		5,678,349

Malaysia — 3.1%
Aeon Co. M Bhd	293,000	101,022
AEON Credit Service M Bhd(b)	42,200	150,517
Berjaya Sports Toto Bhd	322,700	204,109
Bermaz Auto Bhd	355,300	192,625
Bumi Armada Bhd(a)	1,109,500	67,274
Bursa Malaysia Bhd(b)	240,350	358,910
Cahya Mata Sarawak Bhd	236,900	132,378
Carlsberg Brewery Malaysia Bhd(b)	66,000	406,468
DRB-Hicom Bhd	287,600	172,334
Eastern & Oriental Bhd(a)	77	14
Eco World Development Group Bhd(a)(b)	529,300	84,326
FGV Holdings Bhd(a)	686,800	155,961
Globetronics Technology BHD	235,066	93,903
Hengyuan Refining Co. Bhd(a)(b)	47,400	50,494
Hibiscus Petroleum Bhd(a)	515,400	110,911
IGB REIT(b)	798,800	393,179
Inari Amertron Bhd(b)	956,450	370,708
Kossan Rubber Industries	249,200	250,059
KPJ Healthcare Bhd(b)	971,000	210,108
Magnum Bhd(b)	309,400	208,940
Mah Sing Group Bhd(b)	455,557	93,700
Malaysia Building Society Bhd	678,700	137,176
Malaysian Pacific Industries Bhd	35,500	75,128
Malaysian Resources Corp. Bhd	738,900	128,260
My EG Services Bhd	774,500	261,512
Padini Holdings Bhd(b)	156,500	134,712
Pos Malaysia Bhd(b)	177,700	63,381
Sapura Energy Bhd(b)	2,412,000	157,722
Scientex BHD(b)	108,000	214,177
Serba Dinamik Holdings Bhd(b)	245,400	256,750
SKP Resources Bhd	363,400	94,188
Sunway Bhd(b)	720,335	282,619
Sunway Construction Group Bhd	230,020	111,031
Sunway REIT	717,900	332,875
Supermax Corp. Bhd	345,000	122,233
TIME dotCom Bhd	170,400	369,933
UMW Holdings Bhd	118,600	141,288
Velesto Energy Bhd(a)	1,042,700	75,621
ViTrox Corp. Bhd	72,500	120,503
VS Industry Bhd(b)	544,425	163,114
WCT Holdings Bhd(a)	300,315	69,982
Yinson Holdings BHD(b)	223,100	368,695

		7,488,840

Mexico — 2.8%
Banco del Bajio SA(b)(c)	257,900	430,537
Bolsa Mexicana de Valores SAB de CV	153,100	281,295
Concentradora Fibra Danhos SA de CV	99,000	131,279
Concentradora Fibra Hotelera Mexicana SA de CV(c)	332,000	145,757
Concentradora Hipotecaria SAPI de CV	173,400	159,858
Consorcio ARA SAB de CV	411,300	77,066
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	240,500	212,849
Corp Inmobiliaria Vesta SAB de CV	222,500	341,947
Credito Real SAB de CV SOFOM ER	95,100	105,350
Genomma Lab Internacional SAB de CV, Class B(a)(b)	269,700	225,655
Gentera SAB de CV	392,000	293,016

CONSOLIDATED SCHEDULE OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Aeromexico SAB de CV(a)	140,900	$107,147
Grupo Aeroportuario del Centro Norte SAB de CV	121,300	711,764
Grupo Cementos de Chihuahua SAB de CV(b)	62,300	325,949
Grupo Comercial Chedraui SA de CV	123,000	172,053
Grupo Herdez SAB de CV(b)	86,000	179,053
Hoteles City Express SAB de CV(a)(b)	161,400	140,511
Industrias Bachoco SAB de CV, Series B	71,300	325,639
La Comer SAB de CV(a)	170,300	205,373
Macquarie Mexico Real Estate Management SA de CV(c)	285,400	344,321
PLA Administradora Industrial S.de RL de CV	290,500	419,236
Prologis Property Mexico SA de CV	129,200	252,063
Qualitas Controladora SAB de CV	64,000	215,182
Regional SAB de CV	81,700	369,636
Telesites SAB de CV(a)(b)	478,100	298,289
TV Azteca SAB de CV, CPO(b)	618,300	34,201
Unifin Financiera SAB de CV SOFOM ENR	46,300	81,723

		6,586,749

Pakistan — 0.5%
Bank Alfalah Ltd.	247,850	62,913
DG Khan Cement Co. Ltd.	114,573	35,551
Engro Corp. Ltd./Pakistan	121,930	198,549
Engro Fertilizers Ltd.	211,000	88,839
Fauji Fertilizer Co. Ltd.	191,000	111,510
Hub Power Co. Ltd. (The)	279,904	117,635
Indus Motor Co. Ltd.	4,980	32,818
Kot Addu Power Co. Ltd.	127,000	22,517
Lucky Cement Ltd.	54,350	121,638
Millat Tractors Ltd.	3,950	16,843
National Bank of Pakistan(a)	122,500	23,255
Nishat Mills Ltd.	69,164	31,628
Packages Ltd.	26,650	45,877
Pakistan Oilfields Ltd.	47,700	112,461
Pakistan State Oil Co. Ltd.	22,457	17,882
Searle Co. Ltd. (The)	37,847	31,909
SUI Northern Gas Pipeline	74,700	24,502
Thal Ltd.	14,600	24,579
United Bank Ltd./Pakistan	171,600	142,020

		1,262,926

Philippines — 1.0%
Bloomberry Resorts Corp.	1,427,900	283,619
Cebu Air Inc.	87,770	165,230
Cosco Capital Inc.	1,088,400	145,099
D&L Industries Inc.	1,065,800	187,742
DoubleDragon Properties Corp.(a)	296,610	123,356
Filinvest Land Inc.	4,047,000	125,940
First Gen Corp.	453,000	229,731
MacroAsia Corp.	202,200	73,799
Manila Water Co. Inc.	450,800	194,842
Megawide Construction Corp.	229,300	83,690
Petron Corp.	1,230,400	120,304
Pilipinas Shell Petroleum Corp	152,700	92,106
Semirara Mining & Power Corp.	359,600	160,260
Vista Land & Lifescapes Inc.	1,624,200	240,241
Wilcon Depot Inc.	606,300	196,830

		2,422,789

Poland — 1.0%
Asseco Poland SA	28,921	407,389
Budimex SA	4,544	149,867
Ciech SA(a)(b)	9,973	90,391

Security	Shares	Value

Poland (continued)
Enea SA(a)	80,724	$176,307
Energa SA(a)	83,248	138,644
Eurocash SA(b)	33,286	172,131
Famur SA	125,673	118,650
Grupa Azoty SA	18,091	172,623
KRUK SA	6,490	271,237
PKP Cargo SA	12,933	90,193
PLAY Communications SA(c)	42,539	367,991
Tauron Polska Energia SA(a)(b)	429,325	161,701
Warsaw Stock Exchange	12,563	124,303

		2,441,427

Qatar — 1.1%
Doha Bank QPSC	571,141	405,562
Gulf International Services QSC(a)	354,650	151,100
Gulf Warehousing Co.	137,710	179,777
Medicare Group	59,810	130,189
Qatar Aluminum Manufacturing Co.	962,820	202,478
Qatar Gas Transport Co. Ltd.	912,673	593,244
Qatar National Cement Co. QSC	73,890	115,027
Qatar Navigation QSC	229,140	378,615
United Development Co. QSC	640,051	239,484
Vodafone Qatar QSC	697,505	234,311

		2,629,787

Russia — 1.1%
Aeroflot PJSC	193,246	318,367
Credit Bank of Moscow PJSC	3,520,300	314,871
Detsky Mir PJSC(c)	113,870	154,194
LSR Group PJSC, GDR(f)	97,286	218,893
M.Video PJSC(a)	26,450	184,047
Mechel PJSC,ADR(a)	46,181	80,817
Raspadskaya OJSC(a)	60,100	113,467
Ros Agro PLC, GDR(f)	14,690	159,887
Rostelecom PJSC	299,190	363,863
Safmar Financial Investment	22,800	167,514
Sistema PJSFC, GDR(f)	65,977	233,690
TMK PJSC, GDR(f)	29,165	94,786
Unipro PJSC	5,591,000	228,303

		2,632,699

Saudi Arabia — 2.5%
Abdullah Al Othaim Markets Co.	16,872	350,872
Al Hammadi Co. for Development and Investment(a)	25,536	153,051
Al Rajhi Co for Cooperative Insurance(a)	6,623	102,063
Aldrees Petroleum and Transport Services Co.	10,868	130,681
Arabian Cement Co./Saudi Arabia	18,114	141,987
Arriyadh Development Co.	32,136	134,175
City Cement Co.	34,272	133,407
Dallah Healthcare Co.	11,090	146,656
Eastern Province Cement Co.	15,578	130,415
Fawaz Abdulaziz Al Hokair & Co.(a)	27,171	155,751
Herfy Food Services Co.	8,330	113,267
Leejam Sports Co. JSC	10,890	226,179
Mobile Telecommunications Co.(a)	92,174	288,021
Mouwasat Medical Services Co.	16,892	382,814
National Agriculture Development Co. (The)(a)	15,271	99,915
National Gas & Industrialization Co.	15,256	119,178
National Medical Care Co.	6,610	90,232
Qassim Cement Co. (The)	24,398	347,363
Saudi Chemical Co.	11,402	101,231

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Pharmaceutical Industries & Medical Appliances Corp.	25,259	$173,076
Saudi Public Transport Co.(a)	22,537	86,406
Saudi Real Estate Co.(a)	30,908	93,943
Saudi Research & Marketing Group(a)	15,292	366,940
Saudia Dairy & Foodstuff Co.	8,908	297,353
Seera Group Holding	65,265	294,073
Southern Province Cement Co.	23,818	349,266
United Electronics Co.	12,431	244,265
United International Transportation Co.	12,831	109,471
Yamama Cement Co.(a)	50,350	287,277
Yanbu Cement Co.	30,611	278,304

		5,927,632

South Africa — 5.6%
Adcock Ingram Holdings Ltd.	20,692	78,700
Advtech Ltd.	209,333	152,894
AECI Ltd.	42,101	252,294
African Rainbow Minerals Ltd.	39,898	435,432
Alexander Forbes Group Holdings Ltd.(b)	350,752	120,815
Arrowhead Properties Ltd., Class A	423,163	88,904
Astral Foods Ltd.	15,442	161,511
Attacq Ltd.	226,418	164,030
AVI Ltd.	120,792	659,976
Barloworld Ltd.	76,183	556,029
Blue Label Telecoms Ltd.(a)	164,279	30,078
Brait SE(a)(b)	135,006	132,305
Cashbuild Ltd.	7,920	124,294
City Lodge Hotels Ltd.(b)	14,912	84,029
Coronation Fund Managers Ltd.	76,290	213,489
Curro Holdings Ltd.	71,957	91,180
DataTec Ltd.	84,841	186,459
Dis-Chem Pharmacies Ltd.(c)	130,870	191,775
Emira Property Fund Ltd.	189,329	159,980
EOH Holdings Ltd.(a)(b)	54,353	49,400
Equites Property Fund Ltd.	143,766	200,446
Famous Brands Ltd.(b)	29,588	153,671
Grindrod Ltd.	185,639	53,673
Harmony Gold Mining Co. Ltd.(a)(b)	178,868	654,509
Hosken Consolidated Investments Ltd.	19,618	125,069
Hudaco Industries Ltd.	13,571	99,657
Hyprop Investments Ltd.	83,135	360,327
Impala Platinum Holdings Ltd.(a)	256,563	1,460,764
Imperial Logistics Ltd.	57,204	207,398
JSE Ltd.(b)	32,629	277,213
KAP Industrial Holdings Ltd.	1,016,784	350,898
Massmart Holdings Ltd.(b)	42,357	125,505
Motus Holdings Ltd.	59,666	294,720
Murray & Roberts Holdings Ltd.	54,082	44,523
Nampak Ltd.(a)	257,693	157,836
Northam Platinum Ltd.(a)(b)	131,130	679,238
Oceana Group Ltd.(b)	29,061	133,977
Omnia Holdings Ltd.(b)	27,135	79,884
Pioneer Foods Group Ltd.	46,527	323,280
PPC Ltd.(a)	610,362	159,989
Resilient REIT Ltd.	107,893	447,311
Reunert Ltd.	65,465	278,093
Royal Bafokeng Platinum Ltd.(a)	39,771	96,784
SA Corporate Real Estate Ltd.(b)	763,945	161,506
Sibanye Gold Ltd.(a)	831,138	1,142,396
Steinhoff International Holdings NV, Class H(a)(b)	1,392,061	110,017

Security	Shares	Value

South Africa (continued)
Sun International Ltd./South Africa(a)	50,556	$129,522
Super Group Ltd./South Africa(a)	140,136	263,959
Tongaat Hulett Ltd.(a)(d)	42,716	32,746
Trencor Ltd.(a)	68,245	104,050
Tsogo Sun Gaming Ltd.(a)	183,083	166,639
Tsogo Sun Hotels Ltd.(a)	206,237	52,837
Vukile Property Fund Ltd.	284,887	351,236
Wilson Bayly Holmes-Ovcon Ltd.	19,344	127,629
Zeder Investments Ltd.	384,729	119,089

		13,459,965

South Korea — 14.5%
Kolmar Korea Co. Ltd.	5,320	190,620
ABLBio Inc.(a)(b)	9,531	145,178
Advanced Process Systems Corp.(b)	4,867	106,883
Aekyung Industrial Co. Ltd.	2,641	70,427
AfreecaTV Co. Ltd.	3,231	162,184
Ahnlab Inc.	2,794	142,785
AK Holdings Inc	2,204	60,593
Alteogen Inc.(a)	3,311	85,013
Amicogen Inc.(a)	5,452	91,148
Ananti Inc.(a)	11,502	115,376
Anterogen Co. Ltd.(a)(b)	2,157	71,588
Asiana Airlines Inc.(a)	43,576	207,222
BGF Co. Ltd.(b)	14,434	68,521
BH Co. Ltd.(a)	8,667	112,340
Binex Co. Ltd.(a)	13,199	88,811
Binggrae Co. Ltd.	2,984	140,424
Bukwang Pharmaceutical Co. Ltd.(b)	16,099	184,748
Cafe24 Corp.(a)	2,537	139,705
Caregen Co. Ltd.(a)(d)	2,119	106,966
Chabiotech Co. Ltd.(a)	15,773	184,263
Chong Kun Dang Pharmaceutical Corp.	2,850	195,059
CJ CGV Co. Ltd.	6,031	167,051
CMG Pharmaceutical Co. Ltd.(a)	45,127	104,318
Com2uSCorp.	3,804	295,212
Cosmax Inc.	2,948	173,533
COSMAX NBT Inc.	4,953	31,078
CrystalGenomics Inc.(a)	14,062	154,406
Cuckoo Homesys Co. Ltd.	2,932	98,157
Dae Hwa Pharmaceutical Co. Ltd.	5,829	66,652
Daea TI Co. Ltd.	24,081	103,382
Daeduck Electronics Co.	21,329	166,054
Daesang Corp.	8,439	151,188
Daewoong Co. Ltd.	10,144	138,185
Daewoong Pharmaceutical Co. Ltd.	1,792	247,810
Daishin Securities Co. Ltd.	13,170	127,215
Daou Technology Inc.	12,578	202,494
DB HiTek Co. Ltd.	15,759	191,255
Dentium Co. Ltd.	3,054	172,965
DGB Financial Group Inc.	63,875	363,343
DIO Corp.(a)	4,435	161,106
Dong-A Socio Holdings Co. Ltd.	1,897	137,821
Dong-A ST Co. Ltd.	2,235	157,211
Dongjin Semichem Co. Ltd.(b)	14,253	160,622
DongKook Pharmaceutical Co. Ltd.	2,808	151,615
Dongkuk Steel Mill Co. Ltd.(a)	25,372	126,939
Dongsuh Cos. Inc.	12,723	189,072
Dongsung Pharmaceutical Co. Ltd.(a)(b)	7,516	107,660
Dongwon F&B Co. Ltd.	517	93,049
Dongwon Industries Co. Ltd.	690	130,452

CONSOLIDATED SCHEDULE OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Doosan Heavy Industries & Construction Co. Ltd.(a)	46,176	$227,973
Doosan Infracore Co. Ltd.(a)(b)	55,045	280,849
DoubleUGames Co. Ltd.	3,587	164,062
Douzone Bizon Co. Ltd.	7,466	353,807
Duk San Neolux Co. Ltd.(a)	5,288	88,843
Easy Bio Inc.(b)	18,779	80,310
Ecopro Co. Ltd.(a)	7,707	128,211
Enzychem Lifesciences Corp.(a)	2,688	125,163
Eo Technics Co Ltd.	3,474	209,372
Esmo Corp.(a)(b)	17,598	83,831
Eugene Corp.	18,860	76,296
Eutilex Co. Ltd.(a)	1,310	63,594
F&F Co. Ltd.	2,515	162,995
Feelux Co. Ltd.(a)	18,727	66,636
Foosung Co. Ltd.(a)(b)	20,420	153,413
Gamevil Inc.(a)	1,872	47,602
GemVax & Kael Co. Ltd.(a)	12,549	123,288
Genexine Co. Ltd.(a)	5,186	223,068
Grand Korea Leisure Co. Ltd.	13,134	209,277
Green Cross Cell Corp.	2,318	74,827
Green Cross Corp./South Korea	2,412	215,064
Green Cross Holdings Corp.	8,793	134,300
Green Cross LabCell Corp.	1,936	46,592
GS Home Shopping Inc.	1,373	180,800
G-treeBNT Co. Ltd.(a)	8,777	151,084
Halla Holdings Corp.(b)	3,820	134,193
Hana Tour Service Inc.	4,098	141,421
Hanall Biopharma Co. Ltd.(a)(b)	11,129	244,402
Handsome Co. Ltd.	5,609	136,376
Hanil Cement Co. Ltd./New(b)	910	75,880
Hanil Holdings Co. Ltd.	690	27,372
Hanjin Kal Corp.(b)	13,367	325,553
Hanjin Transportation Co. Ltd.	3,002	72,618
Hankook Technology Group Co. Ltd.	11,810	143,816
Hansae Co. Ltd.	7,937	115,983
Hansol Chemical Co. Ltd.	3,889	252,364
Hanssem Co. Ltd.(b)	4,032	201,059
Hanwha Aerospace Co. Ltd.(a)	14,080	452,187
Hanwha General Insurance Co. Ltd.	25,660	69,274
Hanwha Investment & Securities Co. Ltd.(a)	57,730	98,421
Harim Holdings Co. Ltd.	16,606	132,437
HDC Holdings Co. Ltd.	14,707	153,596
Hite Jinro Co. Ltd.	13,750	249,742
HLB Life Science Co. Ltd.(a)(b)	14,520	85,831
HS Industries Co. Ltd.	17,790	129,983
Huchems Fine Chemical Corp.	7,962	140,013
Hugel Inc.(a)	920	279,513
Huons Co. Ltd.	2,320	87,054
Huons Global Co. Ltd.	2,440	58,520
Hyosung Advanced Materials Corp.(a)	1,260	140,954
Hyosung Chemical Corp.	864	107,354
Hyosung Corp.	3,680	262,499
Hyosung Heavy Industries Corp.(a)	2,466	72,071
Hyosung TNC Co. Ltd.	1,152	149,320
Hyundai Construction Equipment Co. Ltd.(b)	4,807	117,471
Hyundai Electric & Energy System Co. Ltd.(a)	4,428	46,428
Hyundai Elevator Co. Ltd.	5,991	389,260
Hyundai Greenfood Co. Ltd.	19,062	180,981
Hyundai Home Shopping Network Corp.	2,911	223,747
Hyundai Livart Furniture Co. Ltd.	6,815	79,333

Security	Shares	Value

South Korea (continued)
Hyundai Merchant Marine Co. Ltd.(a)	103,000	$288,698
Hyundai Mipo Dockyard Co. Ltd.	9,028	307,455
Hyundai Rotem Co. Ltd.(a)	16,199	229,360
Hyundai Wia Corp.	6,134	218,520
Iljin Materials Co. Ltd.(a)	8,336	293,524
Ilyang Pharmaceutical Co. Ltd.(a)	4,951	83,794
InBody Co. Ltd.	4,996	98,992
Innocean Worldwide Inc.	3,619	201,379
Inscobee Inc.(a)	33,773	79,466
iNtRON Biotechnology Inc.(a)	10,124	107,822
IS Dongseo Co. Ltd.	6,668	165,977
Jayjun Cosmetic Co. Ltd.(a)(b)	8,876	31,107
JB Financial Group Co. Ltd.	53,889	244,252
Jeil Pharmaceutical Co. Ltd.	2,423	59,612
Jejuair Co. Ltd.	3,221	63,689
Jenax Inc.(a)	7,453	34,888
Jin Air Co. Ltd.	5,483	64,053
JW Holdings Corp.	16,242	82,333
JW Pharmaceutical Corp.	5,762	127,489
JYP Entertainment Corp.	9,842	155,603
KEPCO Engineering & Construction Co. Inc.	5,541	81,428
KEPCO Plant Service & Engineering Co. Ltd.	8,718	227,802
Kginicis Co. Ltd.	7,354	92,893
KIWOOM Securities Co. Ltd.(b)	4,618	250,868
KMW Co. Ltd.(a)(b)	9,448	518,714
Koh Young Technology Inc.	4,294	271,555
Kolmar Korea Holdings Co. Ltd.	3,874	65,086
Kolon Corp.	3,252	40,675
Kolon Industries Inc.	6,975	229,189
Komipharm International Co. Ltd.(a)	16,281	162,642
Korea Electric Terminal Co. Ltd.	2,114	81,244
Korea Line Corp.(a)	5,265	101,062
Korea Petrochemical Ind. Co Ltd.	1,331	128,567
Korea REIT Co. Ltd.	83,082	145,415
Korean Reinsurance Co.	38,216	256,193
KT Skylife Co. Ltd.	12,648	97,216
Kumho Tire Co. Inc.(a)	42,527	143,951
Kyung Dong Navien Co. Ltd.	2,626	89,539
L&F Co. Ltd.(b)	5,412	130,916
LEENO Industrial Inc.	3,998	183,190
LegoChem Biosciences Inc.(a)	3,263	123,516
LF Corp.	8,629	137,494
LG Hausys Ltd.	2,990	145,396
LG International Corp.(b)	13,523	192,029
LIG Nex1 Co. Ltd.	4,138	106,418
Lock&Lock Co. Ltd.	8,740	86,227
Lotte Chilsung Beverage Co. Ltd.	1,419	152,297
LOTTE Fine Chemical Co. Ltd.	7,439	267,773
Lotte Food Co. Ltd.	198	72,416
LOTTE Himart Co. Ltd.	3,587	92,692
Lotte Tour Development Co. Ltd.(a)	5,142	55,824
LS Corp.	7,336	273,756
LS Industrial Systems Co. Ltd.	6,170	234,065
Maeil Dairies Co. Ltd.	1,820	137,486
Mando Corp.	12,415	349,516
Medipost Co. Ltd.(a)	6,274	152,026
MeereCo. Inc.	1,381	42,413
Meritz Financial Group Inc.	17,663	187,385
Meritz Fire & Marine Insurance Co. Ltd.	19,519	289,260
Mezzion Pharma Co. Ltd.(a)(b)	2,619	220,331

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Mirae Asset Life Insurance Co. Ltd.	34,556	$117,683
Modetour Network Inc.	5,995	73,252
Muhak Co. Ltd.	7,936	57,395
Namhae Chemical Corp.(b)	10,031	73,209
Naturecell Co. Ltd.(a)	16,367	84,588
Nexen Tire Corp.	14,907	114,825
NHN Corp.(a)	3,871	193,989
NICE Holdings Co. Ltd.	8,368	135,753
NICE Information Service Co. Ltd.	14,182	154,553
NKMax Co. Ltd.(a)	11,798	103,248
NongShim Co. Ltd.	1,183	234,402
Orion Holdings Corp.	10,356	134,233
Oscotec Inc.(a)	7,866	117,868
Osstem Implant Co. Ltd.(a)	4,574	173,897
Paradise Co. Ltd.	18,518	247,671
Partron Co. Ltd.(b)	14,565	140,089
Peptron Inc.(a)	5,499	57,884
PharmAbcine(a)(b)	2,842	87,870
Pharmicell Co. Ltd.(a)(b)	21,872	135,791
Poongsan Corp.	7,473	135,733
Posco ICT Co. Ltd.	27,620	113,672
Prostemics Co. Ltd.(a)(b)	10,901	35,729
RFHIC Corp.	5,434	149,393
S&T Motiv Co. Ltd.	3,459	149,355
Sam Chun Dang Pharm Co. Ltd.	5,330	140,153
Samjin Pharmaceutical Co. Ltd.	4,040	89,722
Samwha Capacitor Co. Ltd.(b)	3,283	109,772
Samyang Corp.	1,260	52,116
Samyang Foods Co. Ltd.(b)	1,538	88,883
Samyang Holdings Corp.	1,618	80,416
Sangsangin Co. Ltd.(a)	15,925	153,827
Seegene Inc.(a)	8,011	143,189
Seoul Semiconductor Co. Ltd.	14,460	176,087
SFA Engineering Corp.	7,049	231,620
Shinsegae International Inc.	1,007	154,220
Silicon Works Co. Ltd.(b)	4,527	122,776
SK Chemicals Co. Ltd.	3,445	123,864
SK Discovery Co. Ltd.	5,729	105,239
SK Gas Ltd.	1,805	114,000
SK Materials Co. Ltd.	1,882	283,252
SK Networks Co. Ltd.	57,894	254,757
SKC Co. Ltd.	8,657	328,769
SKCKOLONPI Inc.	6,440	163,226
SL Corp.	5,332	94,644
SM Entertainment Co. Ltd.(a)	7,238	178,074
Songwon Industrial Co. Ltd.(b)	6,325	96,083
Soulbrain Co. Ltd.(b)	3,752	210,948
SPC Samlip Co. Ltd.	920	66,460
STCUBE(a)	8,902	88,928
Taekwang Industrial Co. Ltd.	182	161,227
Taeyoung Engineering & Construction Co. Ltd.(b)	14,746	147,917
Taihan Fiberoptics Co. Ltd.(a)(b)	26,099	85,327
Tego Science Inc.(a)	1,669	34,999
Telcon RF Pharmaceutical Inc.(a)	25,750	107,358
Theragen Etex Co. Ltd.(a)	11,428	65,950
Tokai Carbon Korea Co. Ltd.	2,093	86,398
Tongyang Inc.	83,293	108,994
Tongyang Life Insurance Co. Ltd.	19,347	58,620
Toptec Co. Ltd.	8,351	55,363
Vieworks Co. Ltd.	3,179	64,827

Security	Shares	Value

South Korea (continued)
Webzen Inc.(a)	7,363	$106,380
Wemade Co. Ltd.	3,744	94,431
WONIK IPS Co. Ltd.	11,433	221,817
YG Entertainment Inc.(b)	4,520	79,112
Young Poong Corp.	233	108,301
Youngone Corp.	9,534	277,066
Yuanta Securities Korea Co. Ltd.(a)	43,832	96,439
Yungjin Pharmaceutical Co. Ltd.(a)	42,480	157,470
Yuyang DNU Co. Ltd.(a)	18,230	86,691

		34,720,254

Taiwan — 19.9%
AcBel Polytech Inc.	255,000	179,823
Accton Technology Corp.	179,000	943,155
A-DATA Technology Co. Ltd.	89,000	137,991
Advanced Ceramic X Corp.	17,000	120,153
AmTRAN Technology Co. Ltd.(a)	464,312	160,388
Arcadyan Technology Corp.	50,000	166,348
Ardentec Corp.	172,000	149,494
Asia Optical Co. Inc.	89,000	242,830
Asia Pacific Telecom Co. Ltd.(a)	779,000	150,790
Asia Vital Components Co. Ltd.	111,000	149,131
ASMedia Technology Inc.	11,000	176,854
ASPEED Technology Inc.	9,000	219,771
BES Engineering Corp.	663,000	159,154
Bizlink Holding Inc.	41,770	286,579
Brighton-Best International Taiwan Inc.	222,000	243,840
Capital Securities Corp.	924,530	257,550
Career Technology MFG. Co. Ltd.	136,990	146,105
Casetek Holdings Ltd.	70,816	115,885
Cathay Real Estate Development Co. Ltd.	234,300	151,799
Center Laboratories Inc.	109,474	212,953
Century Iron & Steel Industrial Co. Ltd.	41,000	90,458
Charoen Pokphand Enterprise	64,000	140,796
Cheng Loong Corp.	319,000	178,238
Cheng Uei Precision Industry Co. Ltd.	145,000	159,957
Chilisin Electronics Corp.	72,459	181,551
China Bills Finance Corp.	419,000	196,761
China General Plastics Corp.	137,966	83,236
China Man-Made Fiber Corp.	518,223	133,474
China Motor Corp.	242,000	192,614
China Petrochemical Development Corp.	1,125,600	355,849
China Steel Chemical Corp.	69,000	276,791
Chin-Poon Industrial Co. Ltd.	140,000	142,407
Chipbond Technology Corp.	219,000	436,466
ChipMOS Technologies Inc.	224,000	219,650
Chlitina Holding Ltd.	18,000	126,648
Chong Hong Construction Co. Ltd.	81,424	207,384
Chroma ATE Inc.	132,000	638,777
Chung Hung Steel Corp.	415,000	131,067
Chunghwa Precision Test Tech Co. Ltd.	7,000	169,373
Cleanaway Co. Ltd.	34,000	165,075
Clevo Co.	203,000	197,119
CMC Magnetics Corp.(a)	668,000	167,372
Compeq Manufacturing Co. Ltd.	370,000	378,128
Concraft Holding Co. Ltd.	21,869	108,614
Coretronic Corp.	151,400	185,334
CSBC Corp. Taiwan(a)	79,455	63,746
CTCI Corp.	262,000	365,349
Cub Elecparts Inc.	20,992	191,474
Darfon Electronics Corp.	86,000	113,352

CONSOLIDATED SCHEDULE OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Darwin Precisions Corp.	134,000	$77,217
E Ink Holdings Inc.	315,000	279,799
Egis Technology Inc.	22,000	186,660
Elan Microelectronics Corp.	107,000	290,239
Elite Material Co. Ltd.	106,000	445,463
Elite Semiconductor Memory Technology Inc.	120,000	122,827
eMemory Technology Inc.	26,000	301,719
Ennoconn Corp.	21,372	152,754
Epistar Corp.	388,000	284,731
Eternal Materials Co. Ltd.	323,399	254,312
Everlight Electronics Co. Ltd.	159,000	139,207
Far Eastern Department Stores Ltd.	370,000	278,590
Far Eastern International Bank	917,518	338,848
Faraday Technology Corp.	84,000	151,901
Farglory Land Development Co. Ltd.	130,000	155,826
Feng Hsin Steel Co. Ltd.	198,000	344,183
Firich Enterprises Co. Ltd.	99,155	126,114
FLEXium Interconnect Inc.	110,418	329,742
Foxsemicon Integrated Technology Inc.	24,200	88,602
General Interface Solution Holding Ltd.	94,000	308,246
Genius Electronic Optical Co. Ltd.	25,000	329,513
Getac Technology Corp.	164,000	247,227
Gigabyte Technology Co. Ltd.	203,000	341,242
Ginko International Co. Ltd.	21,000	117,335
Global Unichip Corp.	30,000	226,361
Goldsun Building Materials Co. Ltd.	640,000	163,413
Gourmet Master Co. Ltd.	35,821	171,065
Grand Pacific Petrochemical(a)	345,000	203,749
Grape King Bio Ltd.	46,000	282,649
Great Wall Enterprise Co. Ltd.	237,789	279,351
Greatek Electronics Inc.	135,000	177,292
HannStar Display Corp.	999,320	213,163
Holtek Semiconductor Inc.	73,000	155,482
Holy Stone Enterprise Co. Ltd.	52,050	151,295
Hota Industrial Manufacturing Co. Ltd.	76,192	281,384
Hsin Kuang Steel Co. Ltd.	103,000	88,703
HTC Corp.	265,000	293,179
Huaku Development Co. Ltd.	102,080	261,619
Hung Sheng Construction Ltd.(a)	243,400	154,595
IBF Financial Holdings Co. Ltd.	823,178	273,869
International CSRC Investment Holdings Co.	261,945	268,116
International Games System Co. Ltd.	23,000	276,791
ITEQ Corp.	67,600	294,849
Jih Sun Financial Holdings Co. Ltd.	583,444	172,748
Kenda Rubber Industrial Co. Ltd.	238,341	223,848
Kindom Construction Corp.	126,000	117,937
King Slide Works Co. Ltd.	25,000	261,063
King Yuan Electronics Co. Ltd.	411,000	446,853
King’s Town Bank Co. Ltd.	319,000	312,297
Kinpo Electronics	556,000	182,324
LandMark Optoelectronics Corp.	27,400	226,371
Lealea Enterprise Co. Ltd.	278,590	79,825
Lien Hwa Industrial Corp.	285,068	306,759
Longchen Paper & Packaging Co. Ltd.	217,751	97,402
Lotes Co. Ltd.	27,968	222,604
Lotus Pharmaceutical Co. Ltd.(a)	35,000	110,204
Lung Yen Life Service Corp.	80,000	154,346
Machvision Inc.	13,000	140,720
Macronix International	697,000	611,345
Makalot Industrial Co. Ltd.	73,036	430,171

Security	Shares	Value

Taiwan (continued)
Mercuries & Associates Holding Ltd.	169,436	$98,447
Mercuries Life Insurance Co. Ltd.(a)	483,246	161,544
Merida Industry Co. Ltd.	79,000	456,495
Merry Electronics Co. Ltd.	68,224	317,119
Mitac Holdings Corp.	363,985	319,834
momo.com Inc.	18,000	148,138
Nan Kang Rubber Tire Co. Ltd.	198,000	241,433
OBI Pharma Inc.(a)	52,184	231,763
On-Bright Electronics Inc.	14,000	79,338
Oriental Union Chemical Corp.	230,000	155,969
Pan Jit International Inc.	111,000	96,652
Pan-International Industrial Corp.	187,722	142,838
Parade Technologies Ltd.	26,000	450,302
PChome Online Inc.(a)	39,305	167,681
PharmaEngine Inc.	41,756	102,363
PharmaEssentia Corp.(a)	65,000	244,190
Pharmally International Holding Co. Ltd.	16,851	122,050
Pixart Imaging Inc.	49,635	169,875
Poya International Co. Ltd.	19,453	257,639
President Securities Corp.	313,741	127,354
Primax Electronics Ltd.	147,000	276,590
Prince Housing & Development Corp.	549,917	190,834
Qisda Corp.	589,000	375,977
Radiant Opto-Electronics Corp.	162,000	585,387
Radium Life Tech Co. Ltd.	287,341	108,405
Ritek Corp.(a)	548,218	149,054
Roo Hsing Co. Ltd.(a)	255,000	88,897
Run Long Construction Co. Ltd.	74,000	144,890
Sanyang Motor Co. Ltd.	204,820	133,351
ScinoPharm Taiwan Ltd.	114,708	85,456
SDI Corp.	56,000	110,003
Sercomm Corp.	83,000	218,004
Shin Zu Shing Co. Ltd.	59,000	225,406
Shining Building Business Co. Ltd.(a)	214,423	67,174
Shinkong Synthetic Fibers Corp.	462,135	171,406
Sigurd Microelectronics Corp.	171,000	181,289
Silergy Corp.	27,000	600,000
Simplo Technology Co. Ltd.	61,600	515,785
Sinbon Electronics Co. Ltd.	82,000	358,962
Sino-American Silicon Products Inc.	190,000	448,838
Sinyi Realty Inc.	138,778	139,397
Sitronix Technology Corp.	42,000	216,619
Soft-World International Corp.	28,140	65,400
Sporton International Inc.	27,330	190,118
St. Shine Optical Co. Ltd.	19,000	275,231
Sunny Friend Environmental Technology Co. Ltd.	24,000	199,809
Supreme Electronics Co. Ltd.	169,000	154,150
TA Chen Stainless Pipe	335,188	406,580
Taichung Commercial Bank Co. Ltd.	966,156	362,962
TaiDoc Technology Corp.	22,000	94,556
Tainan Spinning Co. Ltd.	553,190	202,537
Taiwan Cogeneration Corp.	173,000	155,045
Taiwan Fertilizer Co. Ltd.	304,000	439,401
Taiwan Glass Industry Corp.	462,000	171,356
Taiwan Hon Chuan Enterprise Co. Ltd.	129,004	236,980
Taiwan Paiho Ltd.	95,050	253,890
Taiwan Secom Co. Ltd.	113,450	310,624
Taiwan Semiconductor Co. Ltd.	82,000	121,133
Taiwan Shin Kong Security Co. Ltd.	189,640	225,503
Taiwan Styrene Monomer	212,000	146,125

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Surface Mounting Technology Corp.	91,000	$215,549
Taiwan TEA Corp.	351,000	173,209
Taiwan Union Technology Corp.	86,000	353,200
TCI Co. Ltd.	33,528	328,769
Teco Electric and Machinery Co. Ltd.	763,000	604,862
Test Research Inc.	62,000	94,944
Ton Yi Industrial Corp.	486,000	187,994
Tong Hsing Electronic Industries Ltd.	60,000	228,271
Tong Yang Industry Co. Ltd.	133,133	192,430
Topco Scientific Co. Ltd.	68,000	200,904
TPK Holding Co. Ltd.(a)	115,000	207,959
Transcend Information Inc.	64,000	134,276
Tripod Technology Corp.	157,000	567,319
TSRC Corp.	255,000	193,625
TTY Biopharm Co. Ltd.	94,450	235,448
Tung Ho Steel Enterprise Corp.	281,000	185,634
TXC Corp.	106,000	134,483
U-Ming Marine Transport Corp.	202,000	222,194
Unimicron Technology Corp.	474,000	589,293
Union Bank of Taiwan	486,530	157,220
Unitech Printed Circuit Board Corp.	210,420	200,304
United Integrated Services Co. Ltd.	56,400	278,319
United Renewable Energy Co. Ltd.(a)	823,563	210,020
UPC Technology Corp.	355,741	115,522
USI Corp.	557,070	224,353
Visual Photonics Epitaxy Co. Ltd.	62,425	185,427
Voltronic Power Technology Corp.	20,077	450,630
Wafer Works Corp.	191,681	195,892
Wah Lee Industrial Corp.	120,000	204,011
Walsin Lihwa Corp.	1,037,000	455,606
Wistron NeWeb Corp.	104,481	262,117
WT Microelectronics Co. Ltd.	224,757	275,490
XinTec Inc.(a)	67,000	102,601
Xxentria Technology Materials Corp.	61,000	132,642
Yang Ming Marine Transport Corp.(a)	460,820	116,782
YFY Inc.	610,000	224,308
Yieh Phui Enterprise Co. Ltd.	612,797	176,172
Yulon Finance Corp.	52,800	184,909
Yulon Motor Co. Ltd.	350,000	232,888
YungShin Global Holding Corp.	116,200	152,603

		47,456,019

Thailand — 5.1%
AEON Thana Sinsap Thailand PCL, NVDR(b)	32,000	229,226
Amata Corp. PCL, NVDR	388,400	336,662
AP Thailand PCL, NVDR	394,500	94,197
Asia Aviation PCL, NVDR(b)	1,595,700	167,021
Bangchak Corp. PCL, NVDR	451,100	402,076
Bangkok Airways PCL, NVDR(b)	486,400	153,529
Bangkok Chain Hospital PCL, NVDR	638,700	334,261
Bangkok Land PCL, NVDR	7,904,100	385,219
Bangkok Life Assurance PCL, NVDR	244,400	163,879
Beauty Community PCL, NVDR(b)	894,700	84,868
Carabao Group PCL, NVDR	98,300	246,775
CH Karnchang PCL, NVDR	597,700	455,521
Chularat Hospital PCL, NVDR	2,413,600	189,472
CK Power PCL, NVDR	963,600	192,263
Com7 PCL, NVDR	188,900	160,648
Eastern Polymer Group PCL, NVDR	657,300	162,323
Eastern Water Resources Development and Management
PCL, NVDR	214,400	88,362

Security	Shares	Value

Thailand (continued)
Esso Thailand PCL, NVDR	511,300	$143,828
GFPT PCL, NVDR	319,000	187,816
Gunkul Engineering PCL, NVDR(b)	1,896,699	197,285
Hana Microelectronics PCL, NVDR(b)	252,700	235,570
Italian-Thai Development PCL, NVDR(b)	1,957,700	121,666
Jasmine International PCL, NVDR	1,499,800	331,136
KCE Electronics PCL, NVDR	233,700	126,892
Khon Kaen Sugar Industry PCL, NVDR	1,325,030	97,950
Kiatnakin Bank PCL, NVDR	149,132	353,653
LPN Development PCL, NVDR	765,400	153,969
Major Cineplex Group PCL, NVDR(b)	282,000	237,517
MBK PCL, NVDR	489,900	373,364
Mega Lifesciences PCL, NVDR	162,700	166,306
Plan B Media PCL, NVDR	571,700	168,298
Pruksa Holding PCL, NVDR	320,700	203,503
PTG Energy PCL, NVDR	312,400	219,694
Quality Houses PCL, NVDR(b)	4,061,967	390,618
Sansiri PCL, NVDR	2,099,900	94,787
Siam Global House PCL, NVDR(b)	717,779	359,212
Siamgas & Petrochemicals PCL, NVDR(b)	358,800	98,583
Sino-Thai Engineering & Construction PCL, NVDR	378,328	238,833
Sri Trang Agro-Industry PCL, NVDR	338,680	118,534
Srisawad Corp PCL, NVDR	348,437	635,387
Supalai PCL, NVDR	689,300	444,164
Super Energy Corp. PCL, NVDR(a)(b)	5,930,800	124,154
Taokaenoi Food & Marketing PCL, Class R, NVDR	237,900	78,593
Thai Airways International PCL, NVDR(a)(b)	397,100	129,239
Thai Vegetable Oil PCL, NVDR	276,200	237,149
Thanachart Capital PCL, NVDR	159,100	294,027
Thonburi Healthcare Group PCL, NVDR	121,700	95,537
Tipco Asphalt PCL, NVDR	291,900	195,730
Tisco Financial Group PCL, NVDR	98,840	329,763
TTW PCL, NVDR	514,500	235,604
U City PCL, NVDR(a)(b)	1,242,000	91,812
WHA Corp. PCL, NVDR	4,012,800	645,776
Workpoint Entertainment PCL, NVDR	97,200	73,442

		12,075,693

Turkey — 1.2%
Aygaz AS	56,177	94,878
Coca-Cola Icecek AS	30,098	178,018
Dogan Sirketler Grubu Holding AS	428,534	97,089
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	758,345	153,589
Enerjisa Enerji AS(c)	134,056	135,523
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	338,657	118,577
Koza Altin Isletmeleri AS(a)	19,226	225,713
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	78,716	110,516
Mavi Giyim Sanayi Ve Ticaret AS, Class B(a)(c)	16,963	107,434
MLP Saglik Hizmetleri AS(a)(b)(c)	41,668	99,195
Otokar Otomotiv Ve Savunma Sanayi AS	5,222	116,966
Pegasus Hava Tasimaciligi AS(a)	14,257	173,494
Petkim Petrokimya Holding AS(a)	416,184	245,014
Sasa Polyester Sanayi AS(b)	75,826	75,614
Soda Sanayii AS(b)	170,773	161,796
Tekfen Holding AS	83,076	295,445
Trakya Cam Sanayii AS	230,788	101,010
Turkiye Halk Bankasi AS(a)(b)	254,748	248,353
Ulker Biskuvi Sanayi AS(a)	66,063	203,192

		2,941,416

CONSOLIDATED SCHEDULE OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
United Arab Emirates — 0.7%
Air Arabia PJSC(a)	1,034,729	$338,041
Amanat Holdings PJSC	640,442	157,794
Arabtec Holding PJSC	271,256	118,896
Dana Gas PJSC	1,319,133	352,664
Drake & Scull International PJSC(a)(d)	241,185	20,526
Dubai Financial Market PJSC(a)	844,824	197,800
Dubai Investments PJSC	838,740	299,130
DXB Entertainments PJSC(a)	1,597,071	94,785

		1,579,636

Total Common Stocks — 97.2% (Cost: $252,763,792)		232,067,975

Preferred Stocks

Brazil — 2.3%
Alpargatas SA, Preference Shares, NVS	77,150	462,653
Azul SA, Preference Shares, NVS	104,100	1,186,562
Banco ABC Brasil SA, Preference Shares, NVS	29,269	130,259
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	71,900	393,760
Banco Inter SA, Preference Shares, NVS(c)	57,000	273,813
Bradespar SA, Preference Shares, NVS	84,600	582,057
Cia. de Saneamento do Parana, Preference Shares, NVS	36,200	153,308
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	70,500	474,641
Cia. Paranaense de Energia, Preference Shares, NVS	38,300	482,898
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	40,900	328,609
Marcopolo SA, Preference Shares, NVS	215,269	188,586
Metalurgica Gerdau SA, Preference Shares, NVS	265,900	402,177
Randon SA Implemetos e Participacoes, Preference Shares, NVS	73,025	167,179
Unipar Carbocloro SA, Preference Shares, NVS	19,483	144,185

		5,370,687

Colombia — 0.0%
Avianca Holdings SA, Preference Shares, NVS	138,817	44,989

Total Preferred Stocks — 2.3% (Cost: $3,815,326)		5,415,676

Rights

Brazil — 0.0%
AES Tiete Energia SA, (Expires 09/13/19)(a)	941	399

Security	Shares	Value
Brazil (continued)
Gol Linhas Aereas Inteligentes SA, (Expires 10/03/19)(a)	1,770	$5,654

		6,053

South Korea — 0.0%
Naturecell Co. Ltd., (Expires 09/03/19)(a)	2,484	3,014

Total Rights — 0.0% (Cost: $0)		9,067

Short-Term Investments

Money Market Funds — 7.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(g)(h)(i)	17,922,363	17,931,324
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(g)(h)	110,000	110,000

		18,041,324

Total Short-Term Investments — 7.6% (Cost: $18,033,407)		18,041,324

Total Investments in Securities — 107.1% (Cost: $274,612,525)		255,534,042

Other Assets, Less Liabilities — (7.1)%		(16,832,309)

Net Assets — 100.0%		$238,701,733

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	21,372,298	(3,449,935)	17,922,363	$17,931,324	$934,191	(b)	$980		$1,505
BlackRock Cash Funds: Treasury, SL Agency Shares	768,641	(658,641)	110,000	110,000	7,455		—		—

				$18,041,324	$941,646		$980		$1,505

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets Small-Cap ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	20	09/20/19	$984	$18,554

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$18,554

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,206)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$18,554

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$196,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$231,394,840	$271,450	$401,685	$232,067,975
Preferred Stocks	5,415,676	—	—	5,415,676
Rights	399	8,668	—	9,067
Money Market Funds	18,041,324	—	—	18,041,324

	$254,852,239	$280,118	$401,685	$255,534,042

Derivative financial instruments(a)
Assets
Futures Contracts	$18,554	$—	$—	$18,554

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	65

Consolidated Statements of Assets and Liabilities

August 31, 2019

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$52,803,923,190	$160,264,238	$451,161,114	$237,492,718
Affiliated(c)	2,155,428,961	5,119,054	9,284,102	18,041,324
Cash	9,822,566	473,136	202,556	34,521
Foreign currency, at value(d)	130,355,588	332,613	209,991	418,911
Cash pledged:
Futures contracts	9,370,200	19,000	64,000	53,000
Foreign currency collateral pledged:
Futures contracts(e)	—	16,847	16,847	—
Receivables:
Investments sold	10,408,284	8,683	—	99,987
Securities lending income — Affiliated	4,774,613	5,744	13,893	78,401
Variation margin on futures contracts	1,427,213	4,981	11,723	8,000
Dividends	98,773,578	228,393	776,490	640,551
Tax reclaims	663,744	—	—	3,205

Total assets	55,224,947,937	166,472,689	461,740,716	256,870,618

LIABILITIES
Collateral on securities loaned, at value	2,014,634,592	4,937,255	8,493,996	17,924,936
Deferred foreign capital gain tax	19,425,623	—	184,613	—
Payables:
Investments purchased	155,543,419	1,517	530,879	78,583
Bank borrowings	6,517,806	502,216	—	—
Capital shares redeemed	608,481	8,683	—	—
Investment advisory fees	5,801,812	96,735	190,082	140,622
Foreign taxes	2,118,242	—	13,347	24,744

Total liabilities	2,204,649,975	5,546,406	9,412,917	18,168,885

NET ASSETS	$53,020,297,962	$160,926,283	$452,327,799	$238,701,733

NET ASSETS CONSIST OF:
Paid-in capital	$54,542,235,046	$385,992,855	$482,903,669	$290,910,888
Accumulated loss	(1,521,937,084)	(225,066,572)	(30,575,870)	(52,209,155)

NET ASSETS	$53,020,297,962	$160,926,283	$452,327,799	$238,701,733

Shares outstanding	1,097,400,000	4,000,000	7,200,000	5,750,000

Net asset value	$48.31	$40.23	$62.82	$41.51

Shares authorized	2.05 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$1,881,737,537	$4,742,673	$8,150,147	$16,291,391
(b) Investments, at cost — Unaffiliated	$50,390,799,132	$164,239,391	$430,861,421	$256,579,118
(c) Investments, at cost — Affiliated	$2,154,464,056	$5,118,830	$9,282,321	$18,033,407
(d) Foreign currency, at cost	$130,295,599	$331,329	$209,893	$418,631
(e) Foreign currency collateral pledged, at cost	$—	$16,824	$16,829	$—

See notes to consolidated financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

Year Ended August 31, 2019

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,707,249,640	$5,144,773	$12,583,723	$7,421,882
Dividends — Affiliated	2,537,477	6,533	15,778	7,455
Interest — Unaffiliated	280,700	—	48	7,769
Securities lending income — Affiliated — net(a)	54,355,749	60,115	191,999	934,191
Other income — Unaffiliated	—	462	—	—
Foreign taxes withheld	(177,435,753)	(359,865)	(1,449,718)	(844,617)
Foreign withholding tax claims	62,273	—	—	—
Other foreign taxes	(2,632,436)	—	(23,677)	(31,121)

Total investment income	1,584,417,650	4,852,018	11,318,153	7,495,559

EXPENSES
Investment advisory fees	75,665,822	1,383,111	2,273,850	1,733,722
Commitment fees	315,572	2,353	3,506	2,479
Professional fees	6,099	—	—	—
Mauritius income taxes	2,071,157	17,597	21,429	18,893
Interest expense	63,712	422	443	2,565

Total expenses	78,122,362	1,403,483	2,299,228	1,757,659
Less:
Investment advisory fees waived	(2,450,441)	—	—	—

Total expenses after fees waived	75,671,921	1,403,483	2,299,228	1,757,659

Net investment income	1,508,745,729	3,448,535	9,018,925	5,737,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(2,529,590,431)	(3,824,553)	(12,769,035)	(13,810,322)
Investments — Affiliated	236,657	1,082	3,143	980
In-kind redemptions — Unaffiliated	472,281,008	26,051,553	5,266,089	1,138,320
Futures contracts	(4,597,927)	5,115	12,047	(1,206)
Foreign currency transactions	(18,684,493)	21,533	(119,293)	(84,339)

Net realized gain (loss)	(2,080,355,186)	22,254,730	(7,607,049)	(12,756,567)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	(1,876,784,527)	(19,668,438)	(35,824,627)	(19,617,684)
Investments — Affiliated	332,570	(472)	(3,154)	1,505
Futures contracts	(4,866,326)	7,769	15,324	18,554
Foreign currency translations	728,802	15,864	2,159	859

Net change in unrealized appreciation (depreciation)	(1,880,589,481)	(19,645,277)	(35,810,298)	(19,596,766)

Net realized and unrealized gain (loss)	(3,960,944,667)	2,609,453	(43,417,347)	(32,353,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,452,198,938)	$6,057,988	$(34,398,422)	$(26,615,433)

(a) Net of securities lending income tax paid of	$2,779,112	$—	$—	$—
(b) Net of foreign capital gain tax of	$41,618	$384,496	$2,556	$—
(c) Net of deferred foreign capital gain tax of	$(43,847,452)	$(699,271)	$(751,804)	$(23,388)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	67

Consolidated Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,508,745,729	$1,131,105,074	$3,448,535	$4,523,668
Net realized gain (loss)	(2,080,355,186)	(779,346,985)	22,254,730	18,799,905
Net change in unrealized appreciation (depreciation)	(1,880,589,481)	(1,566,053,631)	(19,645,277)	(26,853,985)

Net increase (decrease) in net assets resulting from operations	(2,452,198,938)	(1,214,295,542)	6,057,988	(3,530,412)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,444,387,321)	(1,110,833,238)	(4,010,086)	(4,984,880)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,837,158,637	14,629,556,824	(46,185,765)	(48,122,268)

NET ASSETS(b)
Total increase (decrease) in net assets	3,940,572,378	12,304,428,044	(44,137,863)	(56,637,560)
Beginning of year	49,079,725,584	36,775,297,540	205,064,146	261,701,706

End of year	$53,020,297,962	$49,079,725,584	$160,926,283	$205,064,146

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to consolidated financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets  (continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,018,925	$8,923,956	$5,737,900	$6,406,951
Net realized gain (loss)	(7,607,049)	25,175,395	(12,756,567)	13,157,734
Net change in unrealized appreciation (depreciation)	(35,810,298)	(22,402,586)	(19,596,766)	(26,436,641)

Net increase (decrease) in net assets resulting from operations	(34,398,422)	11,696,765	(26,615,433)	(6,871,956)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,103,744)	(10,521,349)	(6,815,245)	(8,416,326)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	55,291,785	(61,967,541)	10,108,698	23,792,902

NET ASSETS(b)
Total increase (decrease) in net assets	11,789,619	(60,792,125)	(23,321,980)	8,504,620
Beginning of year	440,538,180	501,330,305	262,023,713	253,519,093

End of year	$452,327,799	$440,538,180	$238,701,733	$262,023,713

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 14 for this prior year information.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	69

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF
	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$52.27		$53.91	$44.60	$40.75	$53.89

Net investment income(a)	1.40		1.39	1.31	1.20	1.21
Net realized and unrealized gain (loss)(b)	(4.01)		(1.61)	8.95	3.58	(13.26)

Net increase (decrease) from investment operations	(2.61)		(0.22)	10.26	4.78	(12.05)

Distributions(c)
From net investment income	(1.35)		(1.42)	(0.95)	(0.93)	(1.09)

Total distributions	(1.35)		(1.42)	(0.95)	(0.93)	(1.09)

Net asset value, end of year	$48.31		$52.27	$53.91	$44.60	$40.75

Total Return
Based on net asset value	(4.93	)%(d)	(0.52)%	23.45%	11.99%	(22.61)%

Ratios to Average Net Assets
Total expenses	0.14%		0.14%	0.15%	0.17%	0.18%

Total expenses after fees waived	0.14%		0.14%	0.14%	0.17%	0.18%

Total expenses excluding professional fees for foreign withholding tax claims	0.14%		N/A	N/A	N/A	N/A

Net investment income	2.79%		2.48%	2.74%	2.93%	2.49%

Supplemental Data
Net assets, end of year (000)	$53,020,298		$49,079,726	$36,775,298	$16,003,488	$7,025,331

Portfolio turnover rate(e)	15%		6%	4%	10%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2019:
•	Total return by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$41.01	$42.21	$33.48	$30.74	$41.12

Net investment income(a)	0.69	0.68	0.70	0.64	0.77
Net realized and unrealized gain (loss)(b)	(0.59)	(1.13)	8.57	2.84	(10.20)

Net increase (decrease) from investment operations	0.10	(0.45)	9.27	3.48	(9.43)

Distributions(c)
From net investment income	(0.88)	(0.75)	(0.54)	(0.74)	(0.95)

Total distributions	(0.88)	(0.75)	(0.54)	(0.74)	(0.95)

Net asset value, end of year	$40.23	$41.01	$42.21	$33.48	$30.74

Total Return
Based on net asset value	0.35%	(1.16)%	28.15%	11.61%	(23.19)%

Ratios to Average Net Assets
Total expenses	0.69%	0.67%	0.70%	0.73%	0.69%

Net investment income	1.69%	1.51%	1.96%	2.13%	2.07%

Supplemental Data
Net assets, end of year (000)	$160,926	$205,064	$261,702	$182,488	$196,758

Portfolio turnover rate(d)	53%	22%	24%	20%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	71

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$69.38	$69.15	$56.33	$50.87	$62.08

Net investment income(a)	1.26	1.16	1.311.021.25
Net realized and unrealized gain (loss)(b)	(6.52)	0.42	12.43	5.54	(11.61)

Net increase (decrease) from investment operations	(5.26)	1.58	13.74	6.56	(10.36)

Distributions(c)
From net investment income	(1.30)	(1.35)	(0.92)	(1.10)	(0.85)

Total distributions	(1.30)	(1.35)	(0.92)	(1.10)	(0.85)

Net asset value, end of year	$62.82	$69.38	$69.15	$56.33	$50.87

Total Return
Based on net asset value	(7.52)%	2.22%	24.80%	13.14%	(16.86)%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.49%	0.66%	0.68%

Total expenses after fees waived	0.50%	0.50%	0.49%	0.49%	0.49%

Net investment income	1.94%	1.58%	2.16%	1.98%	2.10%

Supplemental Data
Net assets, end of year (000)	$452,328	$440,538	$501,330	$216,863	$124,637

Portfolio turnover rate(d)	16%	33%	15%	22%	16%

(a) Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$47.64	$49.23	$43.27	$40.06	$51.37

Net investment income(a)	0.99	1.10	1.04	0.90	1.04
Net realized and unrealized gain (loss)(b)	(5.98)	(1.22)	5.81	3.36	(11.06)

Net increase (decrease) from investment operations	(4.99)	(0.12)	6.85	4.26	(10.02)

Distributions(c)
From net investment income	(1.14)	(1.47)	(0.89)	(1.05)	(1.29)

Total distributions	(1.14)	(1.47)	(0.89)	(1.05)	(1.29)

Net asset value, end of year	$41.51	$47.64	$49.23	$43.27	$40.06

Total Return
Based on net asset value	(10.50)%	(0.38)%	16.17%	10.83%	(19.77)%

Ratios to Average Net Assets
Total expenses	0.69%	0.67%	0.69%	0.71%	0.69%

Net investment income	2.25%	2.14%	2.32%	2.20%	2.20%

Supplemental Data
Net assets, end of year (000)	$238,702	$262,024	$253,519	$121,151	$76,120

Portfolio turnover rate(d)	29%	39%	19%	24%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	73

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exists.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	75

Notes to Consolidated Financial Statements  (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core MSCI Emerging Markets
Barclays Bank PLC	$744,408	$744,408		$—	$—
Barclays Capital Inc.	24,496,219	24,496,219		—	—
BNP Paribas Prime Brokerage International Ltd.	6,689,922	6,689,922		—	—
BofA Securities, Inc.	27,751,765	27,751,765		—	—
Citigroup Global Markets Inc.	210,074,092	210,074,092		—	—
Citigroup Global Markets Ltd.	100,692,189	100,692,189		—	—
Credit Suisse AG Dublin Branch	1,618,883	1,618,883		—	—
Credit Suisse Securities (Europe) Ltd.	43,032,335	43,032,335		—	—
Credit Suisse Securities (USA) LLC	174,620,739	174,620,739		—	—
Deutsche Bank AG	3,670,197	3,670,197		—	—
Deutsche Bank Securities Inc.	29,167,321	29,167,321		—	—
Goldman Sachs & Co.	164,238,900	164,238,900		—	—
Goldman Sachs International	106,268,551	106,268,551		—	—
HSBC Bank PLC	77,128,114	77,128,114		—	—
ING Financial Markets LLC	1,287,792	1,287,792		—	—
Jefferies LLC	1,904,654	1,904,654		—	—
JPMorgan Securities LLC	182,973,467	182,973,467		—	—
JPMorgan Securities PLC	58,917,409	58,917,409		—	—
Macquarie Bank Limited	70,967,091	70,967,091		—	—
Morgan Stanley & Co. International PLC	229,813,458	229,813,458		—	—
Morgan Stanley & Co. LLC	316,285,333	316,285,333		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	6,359,418	6,359,418		—	—
National Financial Services LLC	5,890	5,890		—	—
Nomura Securities International Inc.	92,149	92,149		—	—
SG Americas Securities LLC	5,016,360	5,016,360		—	—
UBS AG	18,575,176	18,575,176		—	—
UBS Europe SE	7,341,457	7,341,457		—	—
UBS Securities LLC	6,397,061	6,397,061		—	—
Wells Fargo Bank, National Association	758,919	758,919		—	—
Wells Fargo Securities LLC	4,848,268	4,848,268		—	—

	$1,881,737,537	$1,881,737,537		$—	$—

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI BRIC
Barclays Capital Inc.	$2,580	$2,580		$—	$—
Citigroup Global Markets Inc.	323,973	323,973		—	—
Credit Suisse AG Dublin Branch	743,954	743,954		—	—
Credit Suisse Securities (USA) LLC	267,751	267,751		—	—
Deutsche Bank Securities Inc.	47,553	47,553		—	—
JPMorgan Securities LLC	1,513,862	1,513,862		—	—
Macquarie Bank Limited	83,879	83,879		—	—
Morgan Stanley & Co. LLC	1,286,747	1,286,747		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	66,915	66,915		—	—
Nomura Securities International Inc.	34,269	34,269		—	—
Scotia Capital (USA) Inc.	369,646	369,646		—	—
SG Americas Securities LLC	57	57		—	—
UBS Securities LLC	1,487	1,487		—	—

	$4,742,673	$4,742,673		$—	$—

MSCI Emerging Markets Asia
Barclays Capital Inc.	$9,427	$9,427		$—	$—
BofA Securities, Inc.	6,747	6,747		—	—
Citigroup Global Markets Inc.	771,725	771,725		—	—
Credit Suisse AG Dublin Branch	804,347	804,347		—	—
Credit Suisse Securities (USA) LLC	948,720	948,720		—	—
Deutsche Bank Securities Inc.	272,051	272,051		—	—
HSBC Bank PLC	189,792	189,792		—	—
Jefferies LLC	100,702	96,974		—	(3,728	)(b)
JPMorgan Securities LLC	1,346,804	1,346,804		—	—
Macquarie Bank Limited	157,995	157,995		—	—
Morgan Stanley & Co. International PLC	105,525	105,525		—	—
Morgan Stanley & Co. LLC	1,903,885	1,903,885		—	—
Nomura Securities International Inc.	414,800	414,800		—	—
Scotia Capital (USA) Inc.	896,666	896,666		—	—
SG Americas Securities LLC	3,020	3,020		—	—
Wells Fargo Securities LLC	217,941	217,941		—	—

	$8,150,147	$8,146,419		$—	$(3,728)

MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$163,178	$163,178		$—	$—
Barclays Capital Inc.	391,484	391,484		—	—
BNP Paribas Securities Corp.	3,876	3,876		—	—
BofA Securities, Inc.	591,393	591,393		—	—
Citigroup Global Markets Inc.	342,708	342,708		—	—
Credit Suisse Securities (USA) LLC	1,938,055	1,938,055		—	—
Deutsche Bank Securities Inc.	666,057	666,057		—	—
Goldman Sachs & Co.	3,370,386	3,370,386		—	—
HSBC Bank PLC	1,579,186	1,579,186		—	—
JPMorgan Securities LLC	2,728,393	2,728,393		—	—
JPMorgan Securities PLC	75,259	75,259		—	—
Macquarie Bank Limited	1,140,596	1,140,596		—	—
Morgan Stanley & Co. International PLC	533,352	533,352		—	—
Morgan Stanley & Co. LLC	2,089,411	2,089,411		—	—
SG Americas Securities LLC	107,576	107,576		—	—
UBS AG	313,681	313,681		—	—
UBS Securities LLC	256,800	256,800		—	—

	$16,291,391	$16,291,391		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	77

Notes to Consolidated Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI Emerging Markets	0.14%
MSCI Emerging Markets Asia	0.49

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.14% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its consolidated statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$12,733,046
MSCI BRIC	14,207
MSCI Emerging Markets Asia	46,933
MSCI Emerging Markets Small-Cap	196,136

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$48,819,123	$134,701,484	$(47,139,381)
MSCI BRIC	283,441	1,070,595	(410,039)
MSCI Emerging Markets Asia	305,727	136,100	(229,251)
MSCI Emerging Markets Small-Cap	3,213,222	3,731,224	1,747,657

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$12,856,532,917	$7,615,067,559
MSCI BRIC	187,958,769	112,604,336
MSCI Emerging Markets Asia	150,261,838	72,119,096
MSCI Emerging Markets Small-Cap	87,497,895	73,229,938

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$3,904,118,147	$1,236,957,018
MSCI BRIC	42,396,478	164,701,213
MSCI Emerging Markets Asia	4,767,336	27,794,665
MSCI Emerging Markets Small-Cap	5,260,479	10,719,740

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	79

Notes to Consolidated Financial Statements   (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Core MSCI Emerging Markets	$424,222,506	$(424,222,506)
MSCI BRIC	17,006,074	(17,006,074)
MSCI Emerging Markets Asia	4,918,498	(4,918,498)
MSCI Emerging Markets Small-Cap	794,455	(794,455)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

Core MSCI Emerging Markets
Ordinary income	$1,444,387,321	$1,110,833,238

MSCI BRIC
Ordinary income	$4,010,086	$4,984,880

MSCI Emerging Markets Asia
Ordinary income	$9,103,744	$10,521,349

MSCI Emerging Markets Small-Cap
Ordinary income	$6,815,245	$8,416,326

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Core MSCI Emerging Markets	$573,014,653	$(2,960,244,052)	$865,292,315	$(1,521,937,084)
MSCI BRIC	1,268,721	(217,988,152)	(8,347,141)	(225,066,572)
MSCI Emerging Markets Asia	4,651,523	(45,597,073)	10,369,680	(30,575,870)
MSCI Emerging Markets Small-Cap	2,266,806	(26,517,277)	(27,958,684)	(52,209,155)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$54,073,290,849	$6,266,499,169	$(5,380,445,789)	$886,053,380
MSCI BRIC	173,727,994	22,324,244	(30,667,670)	(8,343,426)
MSCI Emerging Markets Asia	449,890,835	54,854,495	(44,300,561)	10,553,934
MSCI Emerging Markets Small-Cap	283,487,090	32,186,213	(60,139,261)	(27,953,048)

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Emerging Markets	$127,700,000	$1,838,562	3.42%
MSCI BRIC	502,000	14,334	3.20
MSCI Emerging Markets Asia	765,800	12,696	3.44
MSCI Emerging Markets Small-Cap	2,800,000	82,192	3.01

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	81

Notes to Consolidated Financial Statements  (continued)

continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18

iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	211,800,000	$10,461,822,914	256,800,000	$14,629,556,824
Shares redeemed	(53,400,000)	(2,624,664,277)	—	—

Net increase	158,400,000	$7,837,158,637	256,800,000	$14,629,556,824

MSCI BRIC
Shares sold	4,950,000	$208,411,154	1,450,000	$67,260,906
Shares redeemed	(5,950,000)	(254,596,919)	(2,650,000)	(115,383,174)

Net decrease	(1,000,000)	$(46,185,765)	(1,200,000)	$(48,122,268)

MSCI Emerging Markets Asia
Shares sold	1,850,000	$118,169,909	2,100,000	$159,314,183
Shares redeemed	(1,000,000)	(62,878,124)	(3,000,000)	(221,281,724)

Net increase(decrease)	850,000	$55,291,785	(900,000)	$(61,967,541)

MSCI Emerging Markets Small-Cap
Shares sold	1,100,000	$47,348,348	2,450,000	$129,553,510
Shares redeemed	(850,000)	(37,239,650)	(2,100,000)	(105,760,608)

Net increase	250,000	$10,108,698	350,000	$23,792,902

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Core MSCI Emerging Markets ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

14.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the consolidated statement of assets and liabilities, consolidated statement of changes in net assets and notes to the consolidated financial statements.

Prior year distribution information and undistributed net investment income in the consolidated statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Core MSCI Emerging Markets	$1,110,833,238
MSCI BRIC	4,984,880
MSCI Emerging Markets Asia	10,521,349
MSCI Emerging Markets Small-Cap	8,416,326

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Core MSCI Emerging Markets	$396,725,467
MSCI BRIC	1,966,005
MSCI Emerging Markets Asia	3,898,199
MSCI Emerging Markets Small-Cap	377,735

15.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	83

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF,

iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related consolidated statements of operations for the year ended August 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$1,010,270,352
MSCI BRIC	3,227,125
MSCI Emerging Markets Asia	7,450,525
MSCI Emerging Markets Small-Cap	3,174,890

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$1,739,364,240	$174,432,535
MSCI BRIC	5,141,634	750,639
MSCI Emerging Markets Asia	12,557,345	1,030,112
MSCI Emerging Markets Small-Cap	7,528,922	740,448

IMPORTANT TAX INFORMATION	85

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI BRIC ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

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and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Asia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the

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Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets	$1.350021	$—	$—	$1.350021	100%	—%	—%	100%
MSCI BRIC(a)	0.810433	—	0.069967	0.880400	92	—	8	100
MSCI Emerging Markets Asia	1.295361	—	—	1.295361	100	—	—	100
MSCI Emerging Markets Small-Cap(a)	1.127062	—	0.009976	1.137038	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Core MSCI Emerging Markets ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	283	20.48
Greater than 0.0% and Less than 0.5%	520	37.63
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	296	21.42
Less than –0.5% and Greater than –1.0%	110	7.96
Less than –1.0% and Greater than –1.5%	40	2.89
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI BRIC ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	135	9.77
Greater than 0.0% and Less than 0.5%	367	26.56
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	450	32.55
Less than –0.5% and Greater than –1.0%	248	17.95
Less than –1.0% and Greater than –1.5%	87	6.30
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information  (unaudited) (continued)

iShares MSCI Emerging Markets Asia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	7	0.51%
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	77	5.57
Greater than 0.5% and Less than 1.0%	262	18.96
Greater than 0.0% and Less than 0.5%	441	31.91
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	279	20.19
Less than –0.5% and Greater than –1.0%	172	12.45
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36

	1,382	100.00%

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	106	7.67
Greater than 0.5% and Less than 1.0%	325	23.52
Greater than 0.0% and Less than 0.5%	419	30.32
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	281	20.33
Less than –0.5% and Greater than –1.0%	143	10.35
Less than –1.0% and Greater than –1.5%	46	3.33
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2018 was USD 5.26 million. This figure is comprised of fixed remuneration of USD 2.27 million and variable remuneration of USD2.98 million. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 729.54 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 95.69 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending December 31, 2018 was USD 18.78 thousand. This figure is comprised of fixed remuneration of USD 8.12 thousand and variable remuneration of USD 10.66 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 2.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.34 thousand.

SUPPLEMENTAL INFORMATION	97

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017);Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011);Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019);Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	99

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q.The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

Currency Abbreviations

INR	Indian Rupee

GLOSSARY OF TERMS USED IN THIS REPORT	101

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶	iShares MSCI Frontier 100 ETF | FM | NYSE Arca

▶	iShares MSCI World ETF | URTH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Frontier 100 ETF

Investment Objective

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception
Fund NAV	6.30	%(a)	(0.64)%	6.00%	6.30	%(a)	(3.16)%	50.08%
Fund Market	7.18		(0.99)	5.88	7.18		(4.83)	48.91
Index	7.44		0.87	7.31	7.44		4.43	63.43

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,057.00	$4.10	$1,000.00	$1,021.20	$4.02	0.79%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Frontier 100 ETF

Portfolio Management Commentary

Equities in frontier markets posted a solid return during the reporting period despite slower global trade and a strengthening U.S. dollar. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, detracting modestly from the Index’s performance. Slower global growth and rising protectionism dampened global trade, negatively affecting many trade-reliant, smaller economies. However, frontier markets are generally more domestically focused and less integrated into the global supply chain than more established emerging and developed market countries. Consequently, trade disruptions were less significant to frontier market economies.

In that environment, the financials sector contributed the most to the Index’s performance, led by Kuwaiti banks. Large banks in Kuwait posted sharp increases in operating income, reduced provisions for non-performing loans, and improved efficiency with technological innovation. Kuwaiti banks also benefited from increased spending on projects funded by the government, fee increases, and improved consumer confidence. The Kuwaiti telecommunications services sector also contributed, driven by increased demand for data services and new customers for fiber optics and 5G technologies.

Banks in Bahrain and Argentina both contributed to the Index’s return. Like their Kuwaiti counterparts, banks in Bahrain benefited from government spending on large infrastructure projects and from consolidation in the industry. In Argentina, an ongoing economic crisis drove the annual inflation rate to more than 50% and short-term interest rates to over 80% as the Argentine peso depreciated steeply against the U.S. dollar. This environment meant strong earnings for banks, which invest heavily in government securities. In the information technology sector, the Argentinian software and services industry contributed due to increasing demand, particularly from the U.S., for artificial intelligence and cloud computing software.

On the downside, Nigeria’s financials sector detracted from the Index’s return, led by banks. Continued modest economic growth weighed on Nigerian banks, as government policies designed to stimulate the economy limited bank’s income from interest on deposits. The materials sector also detracted, as difficulties with the importation of steel and equipment led to construction delays and declines in the construction materials industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	48.4%
Communication Services	15.6
Consumer Staples	8.1
Real Estate	8.0
Industrials	5.4
Energy	5.2
Materials	3.9
Health Care	3.2
Utilities	1.3
Consumer Discretionary	0.9

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
Kuwait	25.2%
Vietnam	14.4
Morocco	10.8
Kenya	9.0
Bahrain	8.5
Nigeria	8.4
Romania	8.1
Bangladesh	7.3
Oman	2.5
Kazakhstan	2.4

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.61%	6.42%	10.18%	0.61%	36.47%	109.80%
Fund Market	0.73	6.37	10.17	0.73	36.19	109.67
Index	0.26	6.15	9.97	0.26	34.75	106.70

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,038.80	$1.23	$1,000.00	$1,024.00	$1.22	0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

Global developed market stocks posted a slightly positive return for the reporting period amid increased trade tensions and slowing global growth. The U.S., which represented approximately 62% of the Index on average, was the largest contributor to the Index’s return. The communication services sector was the most significant source of strength, as the media and entertainment industry posted a solid performance. Interactive media and services companies advanced due to strong earnings and solid advertising revenues, while cable and satellite providers benefited from increased demand for high-speed internet service.

The U.S. consumer staples sector was also a source of strength, as household products companies were helped by higher prices and brisk consumer spending. Makers of beverages benefited from increased sales amid a consumer shift toward healthier drinks. Hypermarkets and super centers gained, driven by strong earnings and integration of e-commerce into the shopping experience.

The information technology sector in the U.S. advanced, largely on strength in the software and services industry. The move toward subscription-based software drove profitability in the industry by providing consistent revenues. Systems software companies performed particularly well, as sales of online business productivity software increased substantially. Cloud-based computer products aimed at businesses were key drivers of the industry’s return amid growth in online analytics, virtual computing, storage, and networking services.

Swiss stocks contributed slightly to the Index’s return, driven by strength in the consumer staples sector. The packaged foods and meats industry benefited from strong sales growth, particularly of premium products, and rising international demand.

On the downside, Japanese stocks were the most significant detractors from the Index’s performance amid slowing global economic growth and escalating trade tensions. Japanese banks struggled due to historically low interest rates, which pressured lending profits. Stocks from Germany and the U.K. also detracted, as economic growth slowed in Europe. Industrial production declined sharply in Germany, and U.K. banks were pressured by potential losses from loans to retailers struggling with competition from online retailers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Information Technology	16.7%
Financials	15.2
Health Care	12.7
Industrials	11.0
Consumer Discretionary	10.5
Consumer Staples	8.9
Communication Services	8.6
Energy	5.1
Materials	4.4
Utilities	3.5
Real Estate	3.4

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
United States	62.9%
Japan	8.0
United Kingdom	5.3
France	3.7
Canada	3.6
Switzerland	3.2
Germany	2.9
Australia	2.5
Netherlands	1.2
Hong Kong	1.2

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Bahrain — 8.5%
Ahli United Bank BSC	35,368,751	$32,576,481
Aluminium Bahrain BSC(a)	1,021,629	1,178,803
Bahrain Telecommunications Co. BSC	3,417,062	3,507,700
GFH Financial Group BSC	17,450,841	4,332,839
Ithmaar Holding BSC(a)(b)	7,341,331	538,525

		42,134,348

Bangladesh — 7.3%
Acme Laboratores Ltd. (The)	885,952	796,880
Bangladesh Export Import Co. Ltd.	5,626,772	1,338,518
Beximco Pharmaceuticals Ltd.	2,630,882	2,615,469
BRAC Bank Ltd.(a)	5,390,726	3,693,982
City Bank Ltd. (The)	5,254,943	1,635,659
Eastern Bank Ltd.	1,453,028	591,564
GrameenPhone Ltd.	885,721	3,270,548
International Finance Investment & Commerce Bank Ltd.(a)	5,902,532	670,623
Islami Bank Bangladesh Ltd.	5,330,464	1,413,130
LafargeHolcim Bangladesh Ltd.	3,351,354	1,531,005
National Bank Ltd.(a)	14,579,598	1,380,399
Olympic Industries Ltd.	1,108,048	2,718,485
Pubali Bank Ltd.	2,332,725	695,718
Renata Ltd.	9,997	140,581
Square Pharmaceuticals Ltd.	4,090,015	12,193,322
Summit Power Ltd.	3,578,148	1,732,011

		36,417,894

Jordan — 1.8%
Arab Bank PLC	600,984	5,026,566
Jordan Islamic Bank	367,704	1,457,332
Jordan Petroleum Refinery Co.	533,746	2,409,008

		8,892,906

Kazakhstan — 2.4%
Halyk Savings Bank of Kazakhstan JSC, GDR(c)	487,389	6,555,382
KCell JSC, GDR(c)(d)	264,455	1,200,626
NAC Kazatomprom JSC, GDR	284,995	4,289,175

		12,045,183

Kenya — 9.0%
Co-operative Bank of Kenya Ltd. (The)	4,027,010	442,913
East African Breweries Ltd.	3,313,142	6,265,083
Equity Group Holdings PLC/Kenya	24,233,200	9,328,554
KCB Group Ltd.	17,440,936	6,755,944
Safaricom PLC	80,117,267	21,758,814

		44,551,308

Kuwait — 25.2%
Agility Public Warehousing Co. KSC	3,129,098	7,771,279
Alimtiaz Investment Group KSC	2,526,651	1,088,787
Boubyan Bank KSCP	2,800,344	5,259,857
Boubyan Petrochemicals Co. KSCP	1,309,201	3,341,908
Burgan Bank SAK	2,539,767	2,907,365
Gulf Bank KSCP	4,844,569	4,764,889
Humansoft Holding Co. KSC	306,253	3,223,716
Integrated Holding Co. KCSC	514,130	698,473
Jazeera Airways Co. KSC	248,544	793,052
Kuwait Finance House KSCP	12,879,580	31,690,545
Kuwait International Bank KSCP	1,847,586	1,665,258
Kuwait Projects Co. Holding KSCP	2,328,497	1,708,075
Mabanee Co. SAK	1,752,912	4,439,941
Mezzan Holding Co. KSCC	375,825	719,507

Security	Shares	Value

Kuwait (continued)
Mobile Telecommunications Co. KSC	7,453,333	$13,852,412
National Bank of Kuwait SAKP	10,966,388	35,785,056
National Industries Group Holding SAK	3,256,606	2,560,292
National Real Estate Co. KPSC(a)	2,469,423	676,654
Warba Bank KSCP(a)	2,558,229	2,103,807

		125,050,873

Mauritius — 0.3%
Lighthouse Capital Ltd.	2,764,330	1,429,159

Morocco — 10.8%
Attijariwafa Bank	316,781	15,852,850
Banque Centrale Populaire	172,883	4,877,217
Cosumar	225,602	5,037,765
Douja Promotion Groupe Addoha SA	733,222	734,621
Maroc Telecom	1,499,952	22,581,110
Societe d’Exploitation des Ports	171,916	3,295,104
TOTAL Maroc SA	10,298	1,321,215

		53,699,882

Nigeria — 8.4%
Access Bank PLC	128,441,722	2,303,093
Afriland Properties PLC(a)	8,020	44
Dangote Cement PLC	18,864,954	8,430,683
FBN Holdings PLC	127,687,181	1,673,142
Guaranty Trust Bank PLC	105,344,213	7,948,039
MTN Nigeria Communications PLC	18,865,756	7,338,129
Nestle Nigeria PLC	1,973,754	6,778,824
United Bank for Africa PLC	122,102,095	1,970,475
Zenith Bank PLC	115,009,324	5,456,994

		41,899,423

Oman — 2.5%
Bank Muscat SAOG	5,568,255	6,478,583
Bank Nizwa SAOG(a)	4,020,952	960,726
Oman Telecommunications Co. SAOG	1,368,778	2,118,664
Ooredoo	1,536,421	2,058,936
Sohar International Bank SAOG	2,752,941	800,751

		12,417,660

Romania — 8.2%
Banca Transilvania SA.	28,711,121	15,719,659
BRD-Groupe Societe Generale SA	1,535,316	4,864,764
OMV Petrom SA	82,063,612	7,896,339
Societatea Energetica Electrica SA	1,035,059	2,700,898
Societatea Nationala de Gaze Naturale ROMGAZ SA	854,247	6,746,962
Transgaz SA Medias	30,943	2,534,037

		40,462,659

Sri Lanka — 1.3%
John Keells Holdings PLC	5,880,529	5,020,324
Sampath Bank PLC	1,656,570	1,541,639

		6,561,963

Vietnam — 14.4%
Bank for Foreign Trade of Vietnam JSC	691,735	2,318,115
Bank for Investment and Development of Vietnam JSC(a)	589,160	984,644
Bao Viet Holdings	194,890	638,818
FLC Faros Construction JSC(a)	579,062	699,290
Hoa Phat Group JSC(a)	4,511,722	4,319,858
Hoang Huy Investment Financial Services JSC	572,210	561,450
Kinh Bac City Development Share Holding Corp.	850,260	588,574
Masan Group Corp.(a)	1,380,450	4,489,171
No Va Land Investment Group Corp.(a)	769,869	2,068,612
PetroVietnam Drilling & Well Services JSC(a)	647,150	520,545

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Vietnam (continued)
PetroVietnam Fertilizer &Chemicals JSC	641,290	$378,921
PetroVietnam Gas JSC	209,690	909,808
PetroVietnam Power Corp.(a)	1,649,270	917,605
PetroVietnam Technical Services Corp.	808,298	725,118
Saigon Beer Alcohol Beverage Corp.	209,730	2,469,434
Saigon Thuong Tin Commercial JSB(a)	1,491,169	668,859
SSI Securities Corp.	1,153,290	1,069,427
Thanh Thanh Cong—Bien Hoa JSC	764,338	543,931
Viet Capital Securities JSC	411,840	582,608
Vietjet Aviation JSC	533,490	3,037,207
Vietnam Dairy Products JSC	2,021,738	10,725,169
Vietnam Electrical Equipment JSC	727,841	654,511
Vietnam National Petroleum Group	264,180	700,728
Viglacera Corp. JSC(a)	689,020	555,709
Vincom Retail JSC	3,143,717	4,670,967
Vingroup JSC(a)	2,776,288	14,787,871
Vinh Hoan Corp.	157,050	543,233
Vinhomes JSC(e)	2,762,435	10,460,700

		71,590,883

Total Common Stocks — 100.1% (Cost: $424,886,618)		497,154,141

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	5,535	5,538

Total Short-Term Investments — 0.0% (Cost: $5,535)		5,538

Total Investments in Securities — 100.1% (Cost: $424,892,153)		497,159,679

Other Assets, Less Liabilities — (0.1)%		(291,997)

Net Assets — 100.0%		$496,867,682

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,634,883	(2,629,348)	5,535	$5,538	$98,648	(b)	$3,098	$(310)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	—	—	—	19,681		—	—

				$5,538	$118,329		$3,098	$(310)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Frontier 100 ETF

Forward Foreign Currency Exchange Contracts

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss)from:
Forward foreign currency exchange contracts	$(2)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$2

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$83,084
Average amounts sold — in USD	$83,084

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$496,615,572	$44	$538,525	$497,154,141
Money Market Funds	5,538	—	—	5,538

	$496,621,110	$44	$538,525	$497,159,679

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.5%
AGL Energy Ltd.	13,675	$174,689
APA Group	26,047	193,216
Aristocrat Leisure Ltd.	11,000	220,485
ASX Ltd.	4,191	243,712
Aurizon Holdings Ltd.	37,205	148,145
Australia & New Zealand Banking Group Ltd.	41,393	745,739
Bendigo & Adelaide Bank Ltd.	11,654	87,784
BHP Group Ltd.	44,962	1,099,338
BHP Group PLC	34,219	738,873
BlueScope Steel Ltd.	10,764	90,581
Brambles Ltd.	26,041	198,260
Cochlear Ltd.	1,191	174,931
Coles Group Ltd.	18,890	176,144
Commonwealth Bank of Australia	27,426	1,460,707
Computershare Ltd.	11,894	123,249
Crown Resorts Ltd.	8,026	64,944
CSL Ltd.	7,247	1,176,088
Dexus	22,493	195,495
Fortescue Metals Group Ltd.	27,960	150,704
Goodman Group	37,415	366,025
GPT Group (The)	51,803	223,026
Incitec Pivot Ltd.	42,653	92,247
Insurance Australia Group Ltd.	39,473	214,355
James Hardie Industries PLC	10,335	157,020
Lendlease Group	24,943	286,699
Macquarie Group Ltd.	4,968	414,516
Medibank Pvt Ltd.	52,224	128,077
Mirvac Group	105,062	225,806
National Australia Bank Ltd.	38,185	703,895
Newcrest Mining Ltd.	14,515	361,841
Oil Search Ltd.	27,714	123,984
Orica Ltd.	8,026	116,424
Origin Energy Ltd.	35,725	183,652
QBE Insurance Group Ltd.	22,264	187,955
Ramsay Health Care Ltd.	2,858	126,395
Rio Tinto Ltd.	4,099	241,870
Santos Ltd.	33,792	164,153
Scentre Group	84,000	228,644
Sonic Healthcare Ltd.	9,487	188,241
South32 Ltd.	87,858	156,273
Stockland	47,718	145,318
Suncorp Group Ltd.	18,793	174,859
Sydney Airport	20,385	115,781
Tabcorp Holdings Ltd.	38,580	122,428
Telstra Corp. Ltd.	60,131	150,709
Transurban Group	47,741	480,874
Treasury Wine Estates Ltd.	13,707	173,066
Vicinity Centres	69,525	121,322
Wesfarmers Ltd.	16,192	426,556
Westpac Banking Corp.	53,882	1,024,471
Woodside Petroleum Ltd.	13,348	288,952
Woolworths Group Ltd.	20,256	515,465

		16,093,983

Austria — 0.1%
ANDRITZ AG	2,021	71,309
Erste Group Bank AG	5,719	184,344
OMV AG	3,484	178,064

Security	Shares	Value

Austria (continued)
Raiffeisen Bank International AG	2,768	$60,614

		494,331

Belgium — 0.4%
Ageas	4,328	232,114
Anheuser-Busch InBev SA/NV	11,300	1,072,684
Colruyt SA.	1,166	59,798
Groupe Bruxelles Lambert SA	1,181	110,497
KBC Group NV	3,422	198,373
Proximus SADP	3,558	105,362
Solvay SA	1,188	119,996
UCB SA	2,438	182,408
Umicore SA	7,431	237,073

		2,318,305

Canada — 3.5%
Agnico Eagle Mines Ltd	5,095	319,166
Alimentation Couche-Tard Inc., Class B	7,193	453,622
Bank of Montreal	9,984	685,686
Bank of Nova Scotia (The)	18,590	990,497
Barrick Gold Corp.	27,436	532,904
BCE Inc.	1,468	69,600
BlackBerry Ltd.(a)(b)	15,506	106,656
Bombardier Inc., Class B(a)	39,122	50,640
Brookfield Asset Management Inc., Class A	13,600	702,721
Cameco Corp.	9,137	80,313
Canadian Imperial Bank of Commerce	7,061	548,014
Canadian National Railway Co.	12,144	1,120,450
Canadian Natural Resources Ltd.	19,521	467,311
Canadian Pacific Railway Ltd.	2,368	571,275
Canadian Tire Corp. Ltd., Class A, NVS	1,531	154,943
Canadian Utilities Ltd., Class A, NVS	6,540	189,241
Canopy Growth Corp.(a)(b)	3,708	87,789
CGI Inc.(a)	4,188	329,102
CI Financial Corp.	8,425	120,973
Constellation Software Inc./Canada	411	401,074
Dollarama Inc.	5,702	218,631
Emera Inc.	3,794	164,688
Enbridge Inc.	31,599	1,058,928
Fairfax Financial Holdings Ltd.	482	215,192
First Quantum Minerals Ltd.	12,349	75,834
Fortis Inc./Canada	8,330	344,597
Franco-Nevada Corp.	3,208	313,992
George Weston Ltd	2,556	208,069
Gildan Activewear Inc.	4,826	177,270
Great-West Lifeco Inc.	4,188	89,446
Husky Energy Inc.	8,489	56,794
IGM Financial Inc.	3,367	91,118
Imperial Oil Ltd.	5,299	130,282
Intact Financial Corp.	2,228	218,172
Inter Pipeline Ltd.	11,830	216,159
Loblaw Companies Ltd.	2,696	147,846
Magna International Inc.	5,075	254,590
Manulife Financial Corp.	29,319	487,400
Metro Inc.	6,279	266,933
National Bank of Canada	6,498	305,731
Nutrien Ltd.	10,153	512,311
Onex Corp.	2,578	151,754
Open Text Corp.	5,159	202,237
Pembina Pipeline Corp.	9,368	343,616
Power Corp. of Canada	5,719	120,810

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Power Financial Corp.	4,048	$86,486
PrairieSky Royalty Ltd.	8,202	104,130
Restaurant Brands International Inc.	4,118	323,570
RioCan REIT	16,081	320,458
Rogers Communications Inc., Class B, NVS	6,419	318,390
Royal Bank of Canada	21,435	1,606,334
Saputo Inc.	5,859	176,458
Shaw Communications Inc., Class B, NVS	9,180	174,785
Shopify Inc., Class A(a)	1,732	668,426
SNC-Lavalin Group Inc.	3,475	42,914
Sun Life Financial Inc.	8,729	358,475
Suncor Energy Inc.	25,211	738,799
TC Energy Corp.	14,318	735,080
Teck Resources Ltd., Class B	8,107	138,310
TELUS Corp.	7,010	254,434
Thomson Reuters Corp.	3,395	233,751
Toronto-Dominion Bank (The)	28,220	1,533,326
Vermilion Energy Inc.	5,433	77,480
Waste Connections Inc.	5,129	471,355
Wheaton Precious Metals Corp.	7,598	223,915

		22,941,253

Denmark — 0.6%
AP Moller — Maersk A/S, Class A	210	209,516
Carlsberg A/S, Class B	2,137	316,103
Coloplast A/S, Class B	2,648	316,011
Danske Bank A/S	10,080	132,800
Demant A/S(a)(b)	3,608	109,509
DSV A/S	4,315	428,530
Genmab A/S(a)	1,217	248,861
Novo Nordisk A/S, Class B	29,822	1,551,752
Novozymes A/S, Class B	4,809	205,483
Vestas Wind Systems A/S	3,500	257,695

		3,776,260

Finland — 0.4%
Elisa OYJ	3,768	189,881
Fortum OYJ	8,267	182,172
Kone OYJ, Class B	5,579	323,168
Metso OYJ	3,226	121,074
Neste OYJ	7,417	233,931
Nokia OYJ	85,683	424,566
Nordea Bank Abp	50,846	317,826
Nordea Bank Abp, New	561	3,505
Sampo OYJ, Class A	5,859	233,183
Stora Enso OYJ, Class R	15,990	179,083
UPM-Kymmene OYJ	12,320	332,673
Wartsila OYJ Abp	9,044	111,100

		2,652,162

France — 3.7%
Accor SA	3,628	156,857
Air Liquide SA	6,533	911,179
Airbus SE	9,067	1,251,524
Alstom SA	4,328	185,263
Atos SE	2,369	179,698
AXA SA	28,702	659,661
BNP Paribas SA	17,038	769,944
Bollore SA	33,157	141,018
Bouygues SA	4,695	178,636
Bureau Veritas SA	5,720	137,070
Capgemini SE	2,648	318,293

Security	Shares	Value

France (continued)
Carrefour SA	10,467	$178,665
Cie. de Saint-Gobain	9,883	357,202
Cie. Generale des Etablissements Michelin SCA	2,998	315,628
Credit Agricole SA	18,732	214,331
Danone SA	9,722	872,139
Dassault Systemes SE	2,222	313,580
Edenred	4,809	234,609
Electricite de France SA	11,305	137,755
Engie SA	26,685	406,273
EssilorLuxottica SA	5,141	760,060
Eutelsat Communications SA	4,541	79,112
Getlink SE	13,197	186,025
Hermes International	566	387,074
Iliad SA	538	56,427
Ingenico Group SA	1,326	131,715
Ipsen SA	961	101,174
Kering SA	1,288	624,668
Klepierre SA	4,772	145,883
Legrand SA	4,809	340,103
L’Oreal SA	3,980	1,089,608
LVMH Moet Hennessy Louis Vuitton SE	4,258	1,699,338
Orange SA	29,179	443,441
Pernod Ricard SA	3,275	626,465
Peugeot SA	9,087	203,444
Publicis Groupe SA	3,563	171,154
Renault SA	3,012	173,013
Safran SA	5,232	761,414
Sanofi	17,656	1,518,940
Schneider Electric SE	8,325	698,228
SCOR SE	3,068	122,611
SESSA	6,559	105,855
Societe BICSA	795	50,866
Societe Generale SA	11,864	301,219
Sodexo SA(b)	1,741	197,671
STMicroelectronics NV	12,771	226,783
Suez	9,167	142,594
Teleperformance	1,175	256,982
Thales SA	2,228	257,994
TOTAL SA	37,765	1,887,711
Ubisoft Entertainment SA(a)	1,937	156,486
Unibail — Rodamco-Westfield	1,770	232,151
Unibail — Rodamco-Westfield, New	510	66,891
Valeo SA(b)	4,401	120,390
Veolia Environnement SA	9,093	217,797
Vinci SA	7,816	856,433
Vivendi SA	17,742	496,861
Worldline SA/France(a)(c)	3,034	209,827

		24,023,733

Germany —2.6%
1&1 Drillisch AG(b)	1,427	39,224
adidas AG	2,928	869,637
Allianz SE, Registered	6,629	1,463,687
BASF SE	14,487	960,100
Bayer AG, Registered	14,873	1,102,955
Bayerische Motoren Werke AG	4,812	322,245
Beiersdorf AG	3,028	381,810
Brenntag AG	3,768	181,873
Commerzbank AG	19,845	112,746
Continental AG	1,689	204,155
Daimler AG, Registered	13,632	641,098

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Bank AG, Registered(b)	33,366	$241,484
Deutsche Boerse AG	3,465	510,368
Deutsche Lufthansa AG, Registered	5,006	77,070
Deutsche Post AG, Registered	15,985	526,344
Deutsche Telekom AG, Registered	50,259	839,957
Deutsche Wohnen SE	5,564	197,669
E.ON SE	37,096	345,403
Fresenius Medical Care AG & Co. KGaA	3,838	258,668
Fresenius SE &Co. KGaA	6,914	336,236
GEA Group AG	3,628	98,006
Hannover Rueck SE	1,107	176,523
HeidelbergCement AG	2,788	193,551
Henkel AG & Co. KGaA	2,021	187,064
Infineon Technologies AG	20,153	349,503
LANXESS AG	2,578	155,295
Merck KGaA	2,578	276,123
MTU Aero Engines AG	942	257,581
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,298	551,434
Puma SE	2,525	192,004
QIAGEN NV(a)	7,828	272,497
RWE AG	10,537	300,656
SAP SE	15,360	1,836,991
Siemens AG, Registered	11,584	1,160,238
Symrise AG	2,222	207,797
thyssenkrupp AG(b)	7,746	94,814
TUIAG	9,347	93,001
United Internet AG, Registered(d)	2,456	80,599
Vonovia SE	10,219	509,791
Wirecard AG	1,965	313,990
Zalando SE(a)(c)	4,067	201,545

		17,121,732

Hong Kong — 1.2%
AIA Group Ltd.	194,200	1,889,864
Bank of East Asia Ltd. (The)	54,200	137,102
BOC Hong Kong Holdings Ltd.	73,500	248,116
CK Asset Holdings Ltd.	34,000	231,068
CK Hutchison Holdings Ltd.	36,500	318,167
CLP Holdings Ltd.	36,500	376,164
Galaxy Entertainment Group Ltd.	39,000	244,890
Hang Seng Bank Ltd.	15,200	317,372
Hong Kong & China Gas Co. Ltd.	219,590	424,307
Hong Kong Exchanges & Clearing Ltd.(b)	17,900	548,284
Jardine Matheson Holdings Ltd.	6,800	369,716
Link REIT	36,500	409,937
Melco Resorts & Entertainment Ltd., ADR	13,021	270,837
MTR Corp. Ltd.	59,000	341,861
New World Development Co. Ltd.	139,333	173,914
Sands China Ltd.	49,200	223,541
Sun Hung Kai Properties Ltd.	43,500	616,801
Techtronic Industries Co. Ltd.	26,000	179,852
WH Group Ltd.(c)	212,500	171,131
Wynn Macau Ltd.	94,000	188,112

		7,681,036

Ireland — 0.5%
AIB Group PLC	15,196	38,523
Bank of Ireland Group PLC	24,657	94,005
CRH PLC	14,052	468,576
Flutter Entertainment PLC(a)	1,664	137,143

Security	Shares	Value

Ireland (continued)
Kerry Group PLC, Class A	3,707	$442,117
Linde PLC	8,830	1,668,075
Smurfit Kappa Group PLC	5,259	162,509

		3,010,948

Israel — 0.2%
Bank Hapoalim BM(a)	43,101	316,170
Check Point Software Technologies Ltd.(a)(b)	2,017	217,231
Nice Ltd.(a)	2,871	439,503
Teva Pharmaceutical Industries Ltd., ADR(a)	25,831	178,234

		1,151,138

Italy —0.8%
Assicurazioni Generali SpA	18,283	331,610
Atlantia SpA	9,792	239,069
CNH Industrial NV	19,745	203,308
Enel SpA	125,947	914,582
Eni SpA	38,185	575,261
Ferrari NV	2,143	337,949
Fiat Chrysler Automobiles NV	17,884	233,146
FinecoBank Banca Fineco SpA	9,254	95,571
Intesa Sanpaolo SpA	247,273	542,767
Leonardo SpA	3,996	48,979
Mediobanca Banca di Credito Finanziario SpA	14,226	141,154
Snam SpA	56,170	284,481
Telecom Italia SpA/Milano(a)	551,970	294,446
Tenaris SA	10,486	114,484
Terna Rete Elettrica Nazionale SpA	59,844	376,307
UniCredit SpA	31,302	346,782

		5,079,896

Japan — 8.0%
Aeon Co. Ltd.	13,500	239,616
Aisin Seiki Co. Ltd.	13,900	412,502
Ajinomoto Co. Inc.	21,100	385,046
Alfresa Holdings Corp.	2,600	58,910
Alps Alpine Co. Ltd.	6,800	118,837
ANA Holdings Inc.	6,800	232,678
Asahi Group Holdings Ltd.	6,800	317,498
Asahi Kasei Corp.	24,700	223,672
Astellas Pharma Inc.	33,700	467,346
Bandai Namco Holdings Inc.	2,900	170,757
Bridgestone Corp.	7,200	274,922
Canon Inc.	21,000	546,243
Casio Computer Co. Ltd.	12,000	167,657
Central Japan Railway Co.	2,200	435,565
Chubu Electric Power Co. Inc.	13,900	205,138
Chugai Pharmaceutical Co. Ltd.	7,300	522,681
Chugoku Electric Power Co. Inc. (The)	13,900	177,703
Coca-Cola Bottlers Japan Holdings Inc.	700	15,234
Concordia Financial Group Ltd.	41,000	140,986
Daifuku Co. Ltd.	1,000	47,294
Dai-ichi Life Holdings Inc.	21,900	298,754
Daiichi Sankyo Co. Ltd.	7,900	522,325
Daikin Industries Ltd.	3,200	396,590
Daito Trust Construction Co. Ltd.	1,100	141,768
Daiwa House Industry Co. Ltd.	14,000	439,474
Denso Corp.	7,300	306,594
Dentsu Inc.	3,300	112,855
East Japan Railway Co.	6,800	648,000
Eisai Co. Ltd.	3,900	199,510
FamilyMart UNY Holdings Co. Ltd.	4,000	92,327

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
FANUC Corp.	2,700	$469,438
Fast Retailing Co. Ltd.	700	410,457
Fuji Electric Co. Ltd.	1,900	54,237
FUJIFILM Holdings Corp.	7,300	312,852
Fujitsu Ltd.	4,000	309,124
Hakuhodo DY Holdings Inc.	14,000	206,943
Hikari Tsushin Inc.	300	70,375
Hitachi Ltd.	14,400	492,323
Honda Motor Co. Ltd.	26,300	625,258
Hoya Corp.	7,300	594,825
Hulic Co. Ltd.	14,000	133,742
Idemitsu Kosan Co. Ltd.	2,900	78,002
Iida Group Holdings Co. Ltd.	7,300	113,752
Inpex Corp.	21,000	181,817
ITOCHU Corp.	26,600	530,897
Japan Airlines Co. Ltd.	1,900	59,410
Japan Exchange Group Inc.	14,000	221,848
Japan Post Holdings Co. Ltd.	28,100	255,731
Japan Retail Fund Investment Corp.	140	280,409
Japan Tobacco Inc.	21,000	445,245
JFE Holdings Inc.	12,400	145,267
JGC Corp.	8,500	98,898
JTEKT Corp.	7,300	79,228
JXTG Holdings Inc.	62,100	256,895
Kansai Electric Power Co. Inc. (The)	15,200	185,086
Kao Corp.	7,200	520,541
KDDI Corp.	28,800	769,212
Keyence Corp.	1,700	1,007,396
Kikkoman Corp.	2,300	103,575
Kirin Holdings Co. Ltd.	14,000	276,782
Kobe Steel Ltd.	7,300	38,101
Komatsu Ltd.	14,400	306,193
Konami Holdings Corp.	1,500	68,044
Konica Minolta Inc.	15,000	106,835
Kose Corp.	500	85,967
Kubota Corp.	19,200	275,849
Kuraray Co. Ltd.	8,300	94,772
Kyocera Corp.	6,500	386,712
Kyushu Electric Power Co. Inc.	14,000	138,358
LIXIL Group Corp.	8,400	137,778
M3 Inc.	14,600	310,170
Makita Corp.	2,500	73,602
Marubeni Corp.	39,200	250,427
Marui Group Co. Ltd.	6,800	135,494
Mazda Motor Corp.	14,000	117,677
MEIJI Holdings Co. Ltd.	1,500	104,291
MINEBEA MITSUMI Inc.	28,300	437,518
Mitsubishi Chemical Holdings Corp.	31,400	215,713
Mitsubishi Corp.	21,000	511,423
Mitsubishi Electric Corp.	31,500	380,896
Mitsubishi Estate Co. Ltd.	21,900	419,658
Mitsubishi Heavy Industries Ltd.	7,300	274,545
Mitsubishi Motors Corp.	17,400	72,784
Mitsubishi UFJ Financial Group Inc.	202,800	975,167
Mitsubishi UFJ Lease & Finance Co. Ltd.	26,800	144,926
Mitsui & Co. Ltd.	28,100	440,250
Mitsui Fudosan Co. Ltd.	21,100	506,106
Mizuho Financial Group Inc.	459,900	670,277
MS & AD Insurance Group Holdings Inc.	8,900	283,153
Murata Manufacturing Co. Ltd.	8,400	352,872

Security	Shares	Value

Japan (continued)
Nagoya Railroad Co. Ltd.	7,300	$217,669
NEC Corp.	3,000	128,598
Nexon Co. Ltd.(a)	9,800	131,935
Nidec Corp.	4,700	613,486
Nikon Corp.	7,200	89,199
Nintendo Co. Ltd.	1,600	607,320
Nippon Paint Holdings Co. Ltd.	4,100	194,291
Nippon Steel Corp.	14,047	196,654
Nippon Telegraph & Telephone Corp.	14,000	672,137
Nissan Motor Co. Ltd.	38,400	237,465
Nitori Holdings Co. Ltd.	900	129,940
Nitto Denko Corp.	3,500	163,088
Nomura Holdings Inc.	68,100	274,658
Nomura Real Estate Master Fund Inc.	140	244,665
NTT DOCOMO Inc.	21,600	545,774
Odakyu Electric Railway Co. Ltd.	9,900	224,777
Olympus Corp.	22,100	259,008
Omron Corp.	7,300	361,750
Oriental Land Co. Ltd./Japan	2,400	349,786
ORIX Corp.	21,000	310,415
Otsuka Holdings Co. Ltd.	7,300	300,473
Pan Pacific International Holdings Corp.	6,800	106,409
Panasonic Corp.	36,000	278,144
Rakuten Inc.	21,000	198,040
Recruit Holdings Co. Ltd.	20,800	630,790
Renesas Electronics Corp.(a)	21,200	132,619
Resona Holdings Inc.	55,200	216,858
Ricoh Co. Ltd.	9,900	91,683
Santen Pharmaceutical Co. Ltd.	8,600	150,781
Secom Co. Ltd.	4,300	367,188
Sekisui House Ltd.	18,800	333,953
Seven & i Holdings Co. Ltd.	14,000	495,530
Seven Bank Ltd.	32,400	84,858
Shin-Etsu Chemical Co. Ltd.	6,800	686,438
Shionogi &Co. Ltd.	6,400	343,379
Shiseido Co. Ltd.	6,800	556,710
SMC Corp./Japan	700	264,713
Softbank Corp.	27,500	386,158
SoftBank Group Corp.	28,100	1,277,068
Sompo Holdings Inc.	7,300	291,876
Sony Corp.	21,000	1,195,365
Subaru Corp.	14,400	386,098
SUMCO Corp.	2,800	34,741
Sumitomo Chemical Co. Ltd.	41,000	179,613
Sumitomo Corp.	21,000	315,064
Sumitomo Electric Industries Ltd.	21,000	247,501
Sumitomo Metal Mining Co. Ltd.	2,900	81,731
Sumitomo Mitsui Financial Group Inc.	21,000	689,284
Sumitomo Mitsui Trust Holdings Inc.	7,300	238,783
Sumitomo Realty & Development Co. Ltd.	12,100	455,410
Suzuki Motor Corp.	7,300	281,835
Sysmex Corp.	4,000	255,575
T&D Holdings Inc.	13,900	135,471
Takeda Pharmaceutical Co. Ltd.	25,426	859,950
TDK Corp.	1,900	151,434
Terumo Corp.	14,600	424,610
Toho Co. Ltd./Tokyo	1,700	72,151
Tohoku Electric Power Co. Inc.	14,000	140,073
Tokio Marine Holdings Inc.	12,900	665,022
Tokyo Electric Power Co. Holdings Inc.(a)	34,100	162,557

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyo Electron Ltd.	1,900	$340,190
Tokyo Gas Co. Ltd.	7,200	182,162
Tokyu Fudosan Holdings Corp.	21,800	135,345
Toray Industries Inc.	28,100	200,561
Toshiba Corp.	10,100	314,004
Tosoh Corp.	10,900	140,069
Toyota Motor Corp.	36,000	2,360,545
Unicharm Corp.	7,300	224,547
USS Co. Ltd.	14,400	272,412
West Japan Railway Co.	1,000	84,319
Yahoo Japan Corp.	111,100	278,417
Yakult Honsha Co. Ltd.	6,800	392,067
Yamada Denki Co. Ltd.	27,100	127,656
Yamaha Corp.	2,800	120,948
Yamaha Motor Co. Ltd.	6,800	111,342
Yamato Holdings Co. Ltd.	6,800	117,812
Yaskawa Electric Corp.	7,200	242,159
Yokogawa Electric Corp.	7,300	132,734

		51,819,445

Netherlands — 1.2%
Aegon NV	29,039	110,744
AerCap Holdings NV(a)	2,998	160,753
Akzo Nobel NV	3,729	334,562
ArcelorMittal	7,844	113,091
ASML Holding NV	6,646	1,480,249
Heineken Holding NV	2,794	276,766
Heineken NV	3,698	394,048
ING Groep NV	57,798	553,564
Koninklijke Ahold Delhaize NV	20,142	472,131
Koninklijke DSM NV	3,419	425,841
Koninklijke KPN NV	64,226	203,699
Koninklijke Philips NV	15,510	732,492
NN Group NV	4,541	152,324
NXP Semiconductors NV	5,084	519,280
Randstad NV	2,386	111,541
Unilever NV	21,732	1,350,743
Wolters Kluwer NV	6,063	437,469

		7,829,297

New Zealand — 0.1%
a2 Milk Co. Ltd.(a)	17,886	163,006
Fletcher Building Ltd.	27,176	76,101
Spark New Zealand Ltd.	57,227	159,532

		398,639

Norway — 0.2%
DNB ASA	17,312	279,273
Equinor ASA	18,353	314,004
Norsk Hydro ASA	26,942	85,327
Orkla ASA	19,906	182,572
Telenor ASA	12,372	254,199
Yara International ASA	4,188	181,800

		1,297,175

Portugal — 0.0%
EDP — Energias de Portugal SA	52,048	197,059
Galp Energia SGPS SA	10,601	152,467

		349,526

Singapore — 0.4%
Ascendas REIT	119,365	265,026
CapitaLand Ltd.	82,500	206,369
CapitaLand Mall Trust	122,500	234,015

Security	Shares	Value

Singapore (continued)
DBS Group Holdings Ltd.	28,100	$496,895
Genting Singapore Ltd.	141,700	90,912
Keppel Corp. Ltd.	42,300	178,080
Oversea-Chinese Banking Corp. Ltd.	45,600	350,086
Singapore Exchange Ltd.	3,400	20,098
Singapore Press Holdings Ltd.(b)	3,700	5,308
Singapore Telecommunications Ltd.	139,100	317,868
United Overseas Bank Ltd.	18,500	332,872
Venture Corp. Ltd.	6,800	74,412
Wilmar International Ltd.	30,000	82,396

		2,654,337

Spain — 1.0%
ACS Actividades de Construccion y Servicios SA	5,713	216,237
Aena SME SA(c)	1,461	263,864
Amadeus IT Group SA	7,582	565,774
Banco Bilbao Vizcaya Argentaria SA	103,608	491,650
Banco de Sabadell SA	108,694	93,222
Banco Santander SA	260,978	988,663
Bankia SA	28,954	52,643
Bankinter SA	18,788	109,617
CaixaBank SA	58,990	133,888
Enagas SA	2,268	49,591
Endesa SA	6,055	155,833
Ferrovial SA	10,290	293,155
Grifols SA	5,328	168,983
Iberdrola SA	94,855	976,901
Industria de Diseno Textil SA	17,393	538,612
Naturgy Energy Group SA	6,920	181,371
Red Electrica Corp. SA	5,764	115,050
Repsol SA	22,341	325,252
Telefonica SA	69,070	479,275

		6,199,581

Sweden — 0.8%
Alfa Laval AB	6,489	119,566
Assa Abloy AB, Class B	16,892	352,936
Atlas Copco AB, Class A	9,137	273,081
Atlas Copco AB, Class B	7,816	208,415
Boliden AB	5,573	123,317
Electrolux AB, Series B	4,739	106,070
Epiroc AB, Class A	9,137	94,754
Epiroc AB, Class B	7,816	77,516
Essity AB, Class B	9,767	304,858
Hennes & Mauritz AB, Class B	13,127	251,623
Hexagon AB, Class B	4,949	220,027
Investor AB, Class B	6,976	327,360
Kinnevik AB, Class B	6,101	166,355
Lundin Petroleum AB	4,358	132,516
Millicom International Cellular SA, SDR	1,770	90,243
Sandvik AB	21,715	311,660
Skandinaviska Enskilda Banken AB, Class A	22,054	189,713
Skanska AB, Class B	7,046	132,129
SKF AB, Class B	6,976	112,641
Svenska Handelsbanken AB, Class A	22,404	197,338
Swedbank AB, Class A	12,475	160,409
Swedish Match AB	3,263	128,100
Telefonaktiebolaget LM Ericsson, Class B	48,512	378,230
Telia Co. AB	37,447	164,042
Volvo AB, Class B	22,880	316,132

		4,939,031

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 3.2%
ABB Ltd., Registered	30,086	$570,127
Adecco Group AG, Registered	2,928	154,057
Alcon Inc.(a)	6,685	407,404
Baloise Holding AG, Registered	1,601	272,969
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	8	59,225
Cie. Financiere Richemont SA, Registered	8,306	644,702
Coca-Cola HBC AG	3,812	126,739
Credit Suisse Group AG, Registered	40,700	475,714
Geberit AG, Registered	831	378,021
Givaudan SA, Registered	140	378,635
Julius Baer Group Ltd.	5,166	204,301
Kuehne + Nagel International AG, Registered	1,789	260,453
LafargeHolcim Ltd., Registered	8,530	403,202
Lonza Group AG, Registered	1,324	468,073
Nestle SA, Registered	47,118	5,285,864
Novartis AG, Registered	34,150	3,072,102
Partners Group Holding AG	480	389,356
Roche Holding AG, NVS	10,889	2,977,981
Schindler Holding AG, Participation Certificates, NVS	831	189,809
Schindler Holding AG, Registered	798	180,981
SGS SA, Registered	68	167,002
Sonova Holding AG, Registered	1,105	256,525
Swatch Group AG (The), Bearer	691	187,232
Swiss Life Holding AG, Registered	761	360,945
Swiss Prime Site AG, Registered	3,566	354,996
Swiss Re AG	4,188	402,779
Swisscom AG, Registered	462	230,708
Temenos AG, Registered	1,395	233,757
UBS Group AG, Registered	65,120	687,760
Zurich Insurance Group AG	2,227	792,713

		20,574,132

United Kingdom — 5.3%
3i Group PLC	18,253	243,746
Admiral Group PLC	4,401	115,074
Amcor PLC(a)	22,054	216,570
Anglo American PLC	18,913	408,655
Antofagasta PLC	10,887	114,821
Aptiv PLC	4,136	343,991
Ashtead Group PLC	8,468	234,203
Associated British Foods PLC	6,349	175,597
AstraZeneca PLC	21,127	1,882,886
Auto Trader Group PLC(c)	31,648	204,892
Aviva PLC	61,359	264,605
BAE Systems PLC	52,012	345,598
Barclays PLC	265,832	442,234
BPPLC	318,557	1,940,550
British American Tobacco PLC	36,031	1,263,754
British Land Co. PLC (The)	14,865	92,291
BT Group PLC	128,312	258,837
Bunzl PLC	7,695	188,645
Burberry Group PLC	7,466	196,761
Capri Holdings Ltd.(a)	2,935	77,425
Carnival PLC	4,836	203,071
Coca-Cola European Partners PLC	4,117	231,952
Compass Group PLC	24,107	611,542
Croda International PLC	4,213	241,250
Diageo PLC	37,345	1,593,413
Experian PLC	16,472	505,122
Ferguson PLC(a)	4,275	314,669

Security	Shares	Value

United Kingdom (continued)
G4S PLC	34,067	$72,148
GlaxoSmithKline PLC	75,533	1,574,465
Glencore PLC	188,701	544,534
HSBC Holdings PLC	311,231	2,241,600
Imperial Brands PLC	14,383	372,135
Informa PLC	23,138	245,154
InterContinental Hotels Group PLC	3,691	230,373
Intertek Group PLC	4,188	276,847
Investec PLC	22,448	115,477
ITV PLC	85,800	121,158
J Sainsbury PLC	37,536	89,644
Johnson Matthey PLC	6,254	221,638
Kingfisher PLC	36,018	85,295
Land Securities Group PLC	12,104	114,301
Legal & General Group PLC	87,467	233,922
Lloyds Banking Group PLC	1,109,512	673,313
London Stock Exchange Group PLC	6,283	532,103
Marks & Spencer Group PLC	37,464	87,715
Meggitt PLC	18,146	136,793
Melrose Industries PLC	91,911	202,544
Micro Focus International PLC	7,028	94,903
National Grid PLC	48,572	507,832
Next PLC	2,578	186,368
NMC Health PLC(b)	2,132	64,963
Pearson PLC	13,398	135,657
Prudential PLC	39,506	658,178
Reckitt Benckiser Group PLC	10,967	854,661
RELX PLC	35,792	857,184
Rio Tinto PLC	20,472	1,034,546
Rolls-Royce Holdings PLC	28,549	268,134
Royal Bank of Scotland Group PLC	71,808	162,179
Royal Dutch Shell PLC, Class A	64,536	1,788,433
Royal Dutch Shell PLC, Class B	62,105	1,713,123
RSA Insurance Group PLC	21,025	134,018
Sage Group PLC (The)	23,241	198,298
Segro PLC	26,139	249,892
Severn Trent PLC	5,999	151,305
Smith & Nephew PLC	14,585	349,030
Smiths Group PLC	9,557	194,313
SSE PLC	17,314	242,698
Standard Chartered PLC	51,520	390,265
Taylor Wimpey PLC	91,200	162,104
Tesco PLC	155,617	415,424
Unilever PLC	19,753	1,249,960
United Utilities Group PLC	14,445	143,198
Vodafone Group PLC	411,475	777,931
Weir Group PLC (The)	9,134	162,909
Whitbread PLC	3,208	170,847
WPP PLC	21,524	254,319

		34,455,985

United States — 62.6%
3M Co.	9,011	1,457,259
Abbott Laboratories	28,022	2,390,837
AbbVie Inc.	23,513	1,545,745
ABIOMED Inc.(a)	761	146,926
Accenture PLC, Class A	9,964	1,974,566
Activision Blizzard Inc.	12,666	640,900
Acuity Brands Inc.	1,120	140,459
Adobe Inc.(a)	7,746	2,203,814
Advance Auto Parts Inc.(b)	1,249	172,300

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Advanced Micro Devices Inc.(a)(b)	16,109	$506,628
AES Corp./VA	12,174	186,627
Affiliated Managers Group Inc.	1,322	101,305
Aflac Inc.	11,864	595,336
Agilent Technologies Inc.	5,353	380,652
AGNC Investment Corp.	13,033	193,801
Air Products & Chemicals Inc.	3,563	804,953
Akamai Technologies Inc.(a)	2,998	267,212
Albemarle Corp.	1,957	120,806
Alexion Pharmaceuticals Inc.(a)	3,628	365,557
Align Technology Inc.(a)	1,276	233,648
Alkermes PLC(a)	4,647	97,494
Alleghany Corp.(a)	309	231,537
Allergan PLC	5,444	869,516
Alliance Data Systems Corp.(b)	901	110,778
Alliant Energy Corp.	3,752	196,792
Allstate Corp. (The)	5,439	556,899
Alnylam Pharmaceuticals Inc.(a)(b)	2,790	225,125
Alphabet Inc., Class A(a)	4,755	5,660,970
Alphabet Inc., Class C,NVS(a)	4,968	5,902,481
Altria Group Inc.	29,686	1,298,466
Amazon.com Inc.(a)	6,603	11,728,843
Ameren Corp.	4,883	376,723
American Airlines Group Inc.	2,378	62,565
American Electric Power Co. Inc.	8,548	779,150
American Express Co.	11,377	1,369,449
American Financial Group Inc./OH	684	69,063
American International Group Inc.	13,909	723,824
American Tower Corp.	7,345	1,690,746
American Water Works Co. Inc.	3,407	433,779
Ameriprise Financial Inc.	2,298	296,396
AmerisourceBergen Corp.	2,648	217,851
AMETEK Inc.	4,669	401,207
Amgen Inc.	9,525	1,987,105
Amphenol Corp., Class A	5,439	476,130
Analog Devices Inc.	5,987	657,552
Annaly Capital Management Inc.	21,741	180,450
ANSYS Inc.(a)	1,812	374,287
Anthem Inc.	4,048	1,058,633
Aon PLC	3,859	751,926
Apache Corp.	6,569	141,693
Apple Inc.	73,151	15,269,540
Applied Materials Inc.	15,638	750,937
Arch Capital Group Ltd.(a)	7,746	305,967
Archer-Daniels-Midland Co.	9,493	361,209
Arconic Inc.	7,534	194,679
Arista Networks Inc.(a)(b)	867	196,480
Arrow Electronics Inc.(a)	1,717	118,816
Arthur J Gallagher & Co.	2,891	262,243
Assurant Inc.	1,604	197,292
AT&T Inc.	113,673	4,008,110
Autodesk Inc.(a)	3,630	518,437
Autoliv Inc.	2,107	144,119
Automatic Data Processing Inc.	7,122	1,209,600
AutoZone Inc.(a)	410	451,693
AvalonBay Communities Inc.	2,091	444,463
Avery Dennison Corp.	2,228	257,490
Ball Corp.	6,208	499,185
Bank of America Corp.	144,588	3,977,616
Bank of New York Mellon Corp. (The)	14,068	591,700

Security	Shares	Value

United States (continued)
Baxter International Inc.	7,811	$686,977
BB&T Corp	12,220	582,283
Becton Dickinson and Co.	4,344	1,103,028
Berkshire Hathaway Inc., Class B(a)	20,451	4,159,938
Best Buy Co. Inc.	3,760	239,324
Biogen Inc.(a)	3,064	673,314
BioMarin Pharmaceutical Inc.(a)	3,411	256,030
BlackRock Inc.(e)	1,811	765,256
Boeing Co. (The)	8,515	3,100,226
Booking Holdings Inc.(a)	690	1,356,823
BorgWarner Inc.	4,834	157,733
Boston Properties Inc.	2,648	340,056
Boston Scientific Corp.(a)	22,481	960,613
Brighthouse Financial Inc.(a)	2,387	84,166
Bristol-Myers Squibb Co.	26,117	1,255,444
Broadcom Inc.	6,351	1,795,047
Brown-Forman Corp., Class B, NVS	4,541	267,874
Bunge Ltd.	2,722	145,382
Cabot Oil &Gas Corp.	8,516	145,794
Cadence Design Systems Inc.(a)	5,117	350,412
Campbell Soup Co.	3,566	160,470
Capital One Financial Corp.	7,746	670,959
Cardinal Health Inc.	5,019	216,469
CarMax Inc.(a)(b)	3,051	254,087
Carnival Corp.	4,809	211,981
Caterpillar Inc.	8,871	1,055,649
Cboe Global Markets Inc.	1,909	227,476
CBRE Group Inc., Class A(a)	5,509	287,955
CBS Corp., Class B, NVS	5,484	230,657
CDK Global Inc.	3,421	147,650
Celanese Corp.	2,718	308,140
Celgene Corp.(a)	11,121	1,076,513
Centene Corp.(a)	7,195	335,431
CenterPoint Energy Inc.	11,160	309,020
CenturyLink Inc.	16,474	187,474
Cerner Corp.	4,739	326,564
CF Industries Holdings Inc.	4,978	239,890
CH Robinson Worldwide Inc.	2,858	241,472
Charles Schwab Corp. (The)	18,983	726,479
Charter Communications Inc., Class A(a)	2,593	1,062,067
Cheniere Energy Inc(a)	3,908	233,347
Chevron Corp.	29,545	3,478,037
Chipotle Mexican Grill Inc.(a)	411	344,591
Chubb Ltd.	6,570	1,026,760
Church & Dwight Co. Inc.	4,589	366,110
Cigna Corp.(a)	6,122	942,604
Cimarex Energy Co.	1,955	83,635
Cincinnati Financial Corp.	2,648	297,874
Cintas Corp.	1,879	495,680
Cisco Systems Inc.	69,474	3,252,078
CIT Group Inc.	3,768	160,479
Citigroup Inc.	37,045	2,383,846
Citizens Financial Group Inc.	9,524	321,340
Citrix Systems Inc.	2,430	225,941
Clorox Co. (The)	2,369	374,681
CME Group Inc.	5,652	1,228,123
CMS Energy Corp.	4,940	311,467
Coca-Cola Co. (The)	62,178	3,422,277
Cognex Corp.	4,208	189,697
Cognizant Technology Solutions Corp., Class A	9,152	561,841

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Colgate-Palmolive Co.	13,415	$994,722
Comcast Corp., Class A	70,785	3,132,944
Comerica Inc.	3,198	197,157
Conagra Brands Inc.	8,741	247,895
Concho Resources Inc.	3,432	251,051
ConocoPhillips	18,176	948,424
Consolidated Edison Inc.	5,019	446,189
Constellation Brands Inc., Class A	2,721	556,036
Continental Resources Inc./OK(a)(b)	1,819	53,115
Copart Inc.(a)	3,628	273,515
Corning Inc.	13,568	377,869
Corteva Inc.(a)	11,791	345,712
CoStar Group Inc.(a)	690	424,260
Costco Wholesale Corp.	7,051	2,078,353
Crown Castle International Corp.	6,497	943,169
Crown Holdings Inc.(a)	3,348	220,432
CSX Corp.	13,608	912,008
Cummins Inc.	2,648	395,267
CVS Health Corp.	20,438	1,245,083
Danaher Corp.	10,278	1,460,401
Darden Restaurants Inc.	2,225	269,180
DaVita Inc.(a)	2,438	137,430
Deere & Co.	4,541	703,446
Dell Technologies Inc., Class C(a)	2,553	131,556
Delta Air Lines Inc.	3,026	175,084
Dentsply Sirona Inc.	3,908	203,802
Devon Energy Corp.	8,670	190,653
DexCom Inc.(a)	1,591	273,032
Diamondback Energy Inc.(b)	3,026	296,790
Digital Realty Trust Inc.	3,348	413,913
Discover Financial Services	6,120	489,416
Discovery Inc., Class A(a)(b)	2,368	65,357
Discovery Inc., Class C,NVS(a)	6,156	160,241
DISH Network Corp., Class A(a)	4,407	147,899
Dollar General Corp.	4,386	684,611
Dollar Tree Inc.(a)	3,698	375,458
Dominion Energy Inc.	12,479	968,745
Domino’s Pizza Inc.	762	172,852
Dover Corp.	3,138	294,156
Dow Inc.(a)	11,791	502,650
DR Horton Inc.	6,139	303,696
DTE Energy Co.	2,998	388,721
Duke Energy Corp.	11,046	1,024,406
Duke Realty Corp.	8,656	287,985
DuPont de Nemours Inc.	11,791	800,963
DXC Technology Co.	4,371	145,205
E*TRADE Financial Corp.	2,970	123,968
Eastman Chemical Co.	2,648	173,100
Eaton Corp. PLC	6,836	551,802
Eaton Vance Corp., NVS	5,699	245,741
eBay Inc.	14,713	592,787
Ecolab Inc.	4,401	907,970
Edison International	5,514	398,497
Edwards Lifesciences Corp.(a)	3,491	774,443
Electronic Arts Inc.(a)	4,830	452,474
Eli Lilly & Co.	15,221	1,719,516
Emerson Electric Co.	9,487	565,330
Entergy Corp.	3,138	354,092
EOG Resources Inc.	8,943	663,481
Equifax Inc.	1,951	285,587

Security	Shares	Value

United States (continued)
Equinix Inc.	1,395	$776,011
Equity Residential	5,719	484,742
Essex Property Trust Inc.	1,181	379,408
Estee Lauder Companies Inc. (The), Class A	3,488	690,589
Everest Re Group Ltd.	806	190,119
Evergy Inc.	4,879	317,135
Eversource Energy	5,439	435,827
Exact Sciences Corp.(a)	2,340	278,975
Exelon Corp.	13,815	652,897
Expedia Group Inc.	2,309	300,401
Expeditors International of Washington Inc.	4,048	287,813
Exxon Mobil Corp.	65,547	4,488,659
F5 Networks Inc.(a)	1,461	188,075
Facebook Inc., Class A(a)	38,048	7,064,372
Fastenal Co.	9,621	294,595
Federal Realty Investment Trust	1,531	197,821
FedEx Corp.	3,908	619,848
Fidelity National Financial Inc.	4,739	208,232
Fidelity National Information Services Inc.	10,035	1,366,968
Fifth Third Bancorp	13,675	361,704
First Republic Bank/CA(b)	3,068	275,261
FirstEnergy Corp.	8,534	392,564
Fiserv Inc.(a)	9,306	995,184
FleetCor Technologies Inc.(a)	1,462	436,261
Flex Ltd.(a)(b)	10,302	99,208
FLIR Systems Inc.	3,326	163,872
Flowserve Corp.	3,138	133,930
Fluor Corp.	2,752	48,628
FMC Corp.	2,933	253,206
Ford Motor Co.	57,708	529,182
Fortinet Inc.(a)	2,759	218,458
Fortive Corp.	5,118	362,866
Fox Corp., Class A, NVS	6,096	202,204
Fox Corp., Class B(a)	2,783	91,282
Franklin Resources Inc.	6,069	159,493
Freeport-McMoRan Inc.	23,079	212,096
Gap Inc. (The)	4,118	65,023
Garmin Ltd.	2,647	215,916
Gartner Inc.(a)	1,675	223,897
General Dynamics Corp.	4,118	787,650
General Electric Co.	136,786	1,128,484
General Mills Inc.	9,849	529,876
General Motors Co.	19,753	732,639
Genuine Parts Co.	2,642	238,546
Gilead Sciences Inc.	20,045	1,273,659
Global Payments Inc.	2,998	497,608
Globe Life Inc.(a)	1,862	166,202
Goldman Sachs Group Inc. (The)	5,311	1,082,966
GrubHub Inc.(a)	2,154	127,818
H&R Block Inc.	3,908	94,652
Halliburton Co.	11,920	224,573
Hanesbrands Inc.	6,349	86,727
Harley-Davidson Inc.	2,858	91,170
Hartford Financial Services Group Inc. (The)	6,489	378,179
Hasbro Inc.	2,449	270,541
HCA Healthcare Inc.	4,541	545,828
HCP Inc.	8,385	291,043
HEICO Corp., Class A	2,491	274,907
Helmerich & Payne Inc.	2,521	94,764
Henry Schein Inc.(a)(b)	2,731	168,284

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Hershey Co. (The)	2,718	$430,749
Hess Corp.	4,897	308,266
Hewlett Packard Enterprise Co.	19,624	271,204
Hilton Worldwide Holdings Inc.(b)	4,474	413,263
HollyFrontier Corp.	3,150	139,734
Hologic Inc.(a)	4,917	242,752
Home Depot Inc. (The)	17,586	4,008,025
Honeywell International Inc.	11,029	1,815,594
Hormel Foods Corp.	5,509	234,738
Host Hotels & Resorts Inc.	11,444	183,562
HP Inc.	25,020	457,616
Humana Inc.	2,289	648,268
Huntington Bancshares Inc./OH	20,585	272,751
IAC/InterActiveCorp.(a)	1,351	344,019
IDEXX Laboratories Inc.(a)	1,531	443,592
IHS Markit Ltd.(a)	6,564	430,664
Illinois Tool Works Inc.	5,089	762,638
Illumina Inc.(a)	2,509	705,882
Incyte Corp.(a)	3,282	268,533
Ingersoll-Rand PLC	4,471	541,393
Intel Corp.	70,489	3,341,883
Intercontinental Exchange Inc.	9,347	873,758
International Business Machines Corp.	13,991	1,896,200
International Flavors & Fragrances Inc.	1,601	175,710
International Paper Co.	6,636	259,468
Interpublic Group of Companies Inc. (The)	8,882	176,574
Intuit Inc.	4,261	1,228,702
Intuitive Surgical Inc.(a)	1,890	966,433
IPG Photonics Corp.(a)	1,024	126,700
IQVIA Holdings Inc.(a)	2,759	428,059
Iron Mountain Inc.	5,406	172,181
Jacobs Engineering Group Inc.	2,788	247,742
Jazz Pharmaceuticals PLC(a)	1,235	158,265
JB Hunt Transport Services Inc.(b)	1,811	195,660
Jefferies Financial Group Inc.	8,041	149,884
JM Smucker Co. (The)	2,161	227,251
Johnson & Johnson	42,199	5,416,664
Johnson Controls International PLC	16,616	709,337
JPMorgan Chase & Co.	51,930	5,705,030
Juniper Networks Inc.	8,400	194,544
Kansas City Southern	2,161	271,854
Kellogg Co.	4,401	276,383
KeyCorp.	18,843	312,794
Keysight Technologies Inc.(a)	3,299	319,541
Kimberly-Clark Corp.	5,719	807,008
Kimco Realty Corp.	12,374	227,434
Kinder Morgan Inc./DE	34,837	706,146
KLA Corp.	2,782	411,458
Kohl’s Corp.	2,781	131,430
Kraft Heinz Co. (The)	10,047	256,399
Kroger Co. (The)	13,167	311,795
L3Harris Technologies Inc.(a)	4,063	858,959
Laboratory Corp. of America Holdings(a)	1,881	315,180
Lam Research Corp.	2,527	531,959
Lamb Weston Holdings Inc.	2,472	174,004
Las Vegas Sands Corp.	5,499	305,030
Leggett & Platt Inc.	4,287	159,434
Lennar Corp., Class A	5,180	264,180
Lennox International Inc.	526	133,488
Liberty Global PLC, Class C,NVS(a)	9,963	260,234

Security	Shares	Value

United States (continued)
Liberty Media Corp.-Liberty Formula One, Class C,NVS(a)	2,997	$125,095
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	5,369	219,109
Liberty Property Trust	2,357	122,847
Lincoln National Corp.	3,908	206,655
LKQ Corp.(a)	7,206	189,302
Lockheed Martin Corp.	4,006	1,538,745
Loews Corp.	5,579	268,183
Lowe’s Companies Inc.	12,704	1,425,389
Lululemon Athletica Inc.(a)	2,025	373,957
LyondellBasell Industries NV, Class A	4,731	366,085
M&T Bank Corp.	2,368	346,225
Macerich Co. (The)	3,009	85,847
Macy’s Inc.	5,154	76,073
Manpower Group Inc.	1,604	131,111
Marathon Oil Corp.	14,236	168,554
Marathon Petroleum Corp.	11,018	542,196
Markel Corp.(a)	271	309,775
MarketAxess Holdings Inc.	593	235,789
Marriott International Inc./MD, Class A	5,237	660,176
Marsh & McLennan Companies Inc.	7,677	766,856
Martin Marietta Materials Inc.	1,253	317,974
Marvell Technology Group Ltd.	10,876	260,698
Masco Corp.	6,419	261,446
Mastercard Inc., Class A	14,414	4,055,667
Maxim Integrated Products Inc.	5,229	285,190
McCormick & Co. Inc./MD, NVS	2,077	338,281
McDonald’s Corp.	11,860	2,585,124
McKesson Corp.	3,135	433,476
Medtronic PLC	20,740	2,237,639
MercadoLibre Inc.(a)	692	411,463
Merck &Co. Inc.	41,419	3,581,501
MetLife Inc.	13,467	596,588
MGM Resorts International	9,657	270,975
Microchip Technology Inc.	4,044	349,119
Micron Technology Inc.(a)	17,673	800,057
Microsoft Corp.	115,338	15,900,497
Mohawk Industries Inc.(a)	1,124	133,632
Molson Coors Brewing Co., Class B	3,353	172,210
Mondelez International Inc., Class A	23,597	1,303,026
Monster Beverage Corp.(a)	7,046	413,389
Moody’s Corp.	3,278	706,671
Morgan Stanley	20,700	858,843
Mosaic Co. (The)	6,217	114,331
Motorola Solutions Inc.	2,856	516,679
Mylan NV(a)	8,385	163,256
Nasdaq Inc.	2,438	243,410
National Oilwell Varco Inc.	6,849	139,925
Nektar Therapeutics(a)(b)	3,219	56,558
NetApp Inc.	4,188	201,275
Netflix Inc.(a)	6,979	2,050,081
Newell Brands Inc.	10,875	180,525
Newmont Goldcorp Corp.	14,788	589,893
News Corp., Class A, NVS	9,750	134,062
NextEra Energy Inc.	7,417	1,624,916
Nielsen Holdings PLC	6,502	134,982
NIKE Inc., Class B	19,613	1,657,298
Noble Energy Inc.	9,879	223,068
Nordstrom Inc.	2,939	85,143
Norfolk Southern Corp.	4,541	790,361
Northern Trust Corp.	3,628	319,010

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Northrop Grumman Corp.	2,648	$974,120
NRG Energy Inc.	5,487	199,727
Nucor Corp.	5,089	249,259
NVIDIA Corp.(b)	9,225	1,545,280
Occidental Petroleum Corp.	14,068	611,677
Okta Inc.(a)(b)	2,363	298,919
Omnicom Group Inc.	3,978	302,567
ON Semiconductor Corp.(a)(b)	9,310	165,718
ONEOK Inc.	6,568	468,167
Oracle Corp.	40,757	2,121,809
O’Reilly Automotive Inc.(a)	1,323	507,714
PACCAR Inc	5,719	374,938
Palo Alto Networks Inc.(a)	1,599	325,588
Parker-Hannifin Corp.	2,082	345,133
Paychex Inc.	5,299	432,928
Paycom Software Inc.(a)(b)	1,131	282,886
PayPal Holdings Inc.(a)	17,940	1,956,357
Pentair PLC	3,145	112,968
People’s United Financial Inc.	13,523	194,326
PepsiCo Inc.	21,997	3,007,650
Pfizer Inc.	91,205	3,242,338
Philip Morris International Inc.	24,231	1,746,813
Phillips 66	7,046	694,947
Pinnacle West Capital Corp.	2,365	225,408
Pioneer Natural Resources Co.	2,790	344,342
Plains GP Holdings LP, Class A	3,500	76,720
PNC Financial Services Group Inc. (The)	6,559	845,652
PPG Industries Inc.	4,328	479,499
PPL Corp.	12,185	360,067
Principal Financial Group Inc.	5,024	267,377
Procter &Gamble Co. (The)	39,397	4,736,701
Progressive Corp. (The)	9,340	707,972
Prologis Inc.	10,541	881,438
Prudential Financial Inc.	6,629	530,917
Public Service Enterprise Group Inc.	8,231	497,729
Public Storage	2,508	663,968
PulteGroup Inc.	5,875	198,575
PVH Corp.	1,391	105,438
Qorvo Inc.(a)	2,422	173,003
QUALCOMM Inc.	19,348	1,504,694
Quest Diagnostics Inc.	2,368	242,412
Qurate Retail Inc., Series A(a)(b)	7,503	80,357
Ralph Lauren Corp	1,111	98,146
Raymond James Financial Inc.	1,766	138,649
Raytheon Co.	4,669	865,259
Realty Income Corp.	4,669	344,619
Regency Centers Corp.	3,558	229,527
Regeneron Pharmaceuticals Inc.(a)	1,283	372,134
Regions Financial Corp.	19,562	285,996
Reinsurance Group of America Inc.	839	129,181
RenaissanceRe Holdings Ltd.	944	170,439
Republic Services Inc.	4,313	384,935
ResMed Inc.	2,804	390,597
Robert Half International Inc.	2,928	156,560
Rockwell Automation Inc.	2,016	308,025
Roku Inc.(a)(b)	1,304	197,373
Roper Technologies Inc.	1,881	689,876
Ross Stores Inc.	6,146	651,537
Royal Caribbean Cruises Ltd.	3,008	313,674
S&P Global Inc.	4,401	1,145,096

Security	Shares	Value

United States (continued)
salesforce.com Inc.(a)	13,536	$2,112,564
Sarepta Therapeutics Inc.(a)	1,180	106,377
SBA Communications Corp.	2,089	548,216
Schlumberger Ltd.	21,116	684,792
Seagate Technology PLC	4,048	203,250
Seattle Genetics Inc.(a)	3,121	226,709
SEI Investments Co.	4,194	241,197
Sempra Energy	4,765	674,867
ServiceNow Inc.(a)	3,141	822,439
Sherwin-Williams Co. (The)	1,321	695,837
Simon Property Group Inc.	4,754	708,061
Sirius XM Holdings Inc.	31,802	196,218
Skyworks Solutions Inc.	2,924	220,089
SL Green Realty Corp.	2,909	233,360
Southern Co. (The) .	17,226	1,003,587
Southwest Airlines Co.	2,794	146,182
Spirit AeroSystems Holdings Inc., Class A	2,388	192,473
Splunk Inc.(a)	2,578	288,272
Sprint Corp.(a)	16,131	109,529
Square Inc., Class A(a)	5,534	342,223
SS&C Technologies Holdings Inc.	4,205	195,995
Stanley Black & Decker Inc.	2,648	351,813
Starbucks Corp.	19,875	1,919,130
State Street Corp.	6,219	319,097
Stryker Corp.	5,235	1,155,155
SunTrust Banks Inc.	7,606	467,845
SVB Financial Group(a)	901	175,353
Symantec Corp.	10,626	247,054
Synchrony Financial	11,171	358,031
Synopsys Inc.(a)	2,380	337,508
Sysco Corp.	8,376	622,588
T Rowe Price Group Inc.	3,914	432,967
Take-Two Interactive Software Inc.(a)	2,009	265,128
Tapestry Inc.	4,739	97,860
Targa Resources Corp.	5,236	189,124
Target Corp.	8,236	881,581
TD Ameritrade Holding Corp.	4,541	201,666
TE Connectivity Ltd.	5,509	502,531
TechnipFMC PLC	10,502	260,870
Teleflex Inc.	818	297,687
Tesla Inc.(a)(b)	2,091	471,750
Texas Instruments Inc.	14,310	1,770,862
Textron Inc.	4,720	212,400
Thermo Fisher Scientific Inc.	6,211	1,782,930
Tiffany & Co.	1,881	159,640
TJX Companies Inc. (The)	19,264	1,058,942
T-Mobile U.S. Inc.(a)	5,656	441,451
Total System Services Inc.	3,488	468,159
Tractor Supply Co	2,368	241,252
TransDigm Group Inc.	830	446,806
TransUnion	3,497	292,524
Travelers Companies Inc. (The)	3,529	518,622
Trimble Inc.(a)	5,019	188,313
TripAdvisor Inc.(a)	2,493	94,709
Twilio Inc., Class A(a)(b)	2,249	293,427
Twitter Inc.(a)	11,954	509,838
Tyson Foods Inc., Class A	5,019	466,968
U.S. Bancorp	24,641	1,298,334
UDR Inc.	5,509	265,424
Ulta Salon Cosmetics & Fragrance Inc.(a)	970	230,598

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Under Armour Inc., Class A(a)(b)	4,061	$75,575
Under Armour Inc., Class C,NVS(a)	2,742	46,395
Union Pacific Corp.	12,002	1,943,844
United Parcel Service Inc., Class B	11,106	1,317,838
United Rentals Inc.(a)	1,389	156,346
United Technologies Corp.	12,544	1,633,731
UnitedHealth Group Inc.	15,017	3,513,978
Universal Health Services Inc., Class B	1,531	221,352
Unum Group	4,118	104,638
Valero Energy Corp.	7,116	535,692
Varian Medical Systems Inc.(a)	1,668	176,691
Veeva Systems Inc., Class A(a)	2,294	367,912
Ventas Inc.	5,729	420,451
VEREIT Inc.	15,474	150,871
VeriSign Inc.(a)	2,441	497,598
Verisk Analytics Inc.	2,858	461,681
Verizon Communications Inc.	64,238	3,736,082
Vertex Pharmaceuticals Inc.(a)(b)	4,188	753,924
VF Corp.	5,299	434,253
Visa Inc., Class A(b)	26,777	4,841,817
VMware Inc., Class A	1,321	186,842
Vornado Realty Trust	3,212	194,230
Vulcan Materials Co.	2,438	344,367
Wabtec Corp.	2,691	186,244
Walgreens Boots Alliance Inc.	12,761	653,236
Walmart Inc.	22,972	2,624,781
Walt Disney Co. (The)	28,688	3,937,715
Waste Management Inc.	6,769	807,880
Waters Corp.(a)	1,265	268,041
WEC Energy Group Inc.	5,509	527,597
WellCare Health Plans Inc.(a)	867	234,732
Wells Fargo & Co.	67,796	3,157,260
Welltower Inc.	6,217	556,795
Western Digital Corp.	4,694	268,825
Western Union Co. (The)	11,192	247,567
Westrock Co.	5,041	172,301
Weyerhaeuser Co.	12,144	319,509
Whirlpool Corp.	1,534	213,364
Williams Companies Inc. (The)	19,488	459,917
Willis Towers Watson PLC	2,021	400,097
Workday Inc., Class A(a)	2,727	483,443
WR Berkley Corp.	4,612	328,605
WW Grainger Inc.	795	217,552
Wynn Resorts Ltd.	1,667	183,620
Xcel Energy Inc.	8,451	542,723
Xerox Holdings Corp.(a)	4,243	123,005
Xilinx Inc.	4,478	465,981
Xylem Inc./NY	3,138	240,402

Security	Shares	Value

United States (continued)
Yum! Brands Inc.	5,084	$593,710
Zebra Technologies Corp., Class A(a)	1,062	217,742
Zillow Group Inc., Class C,NVS(a)(b)	2,634	90,689
Zimmer Biomet Holdings Inc.	3,211	446,971
Zoetis Inc.	8,026	1,014,647

		404,756,503

Total Common Stocks — 99.3% (Cost: $602,392,562)		641,618,428

Preferred Stocks

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	3,353	336,386
Porsche Automobil Holding SE, Preference Shares, NVS	3,002	188,638
Sartorius AG, Preference Shares, NVS	1,116	223,554
Volkswagen AG, Preference Shares, NVS	3,348	538,668

		1,287,246

Total Preferred Stocks — 0.2% (Cost: $1,457,195)		1,287,246

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	7,820,010	7,823,920
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	1,335,000	1,335,000

		9,158,920

Total Short-Term Investments — 1.4% (Cost: $9,157,477)		9,158,920

Total Investments in Securities — 100.9% (Cost: $613,007,234)		652,064,594

Other Assets, Less Liabilities — (0.9)%		(5,605,136)

Net Assets — 100.0%		$646,459,458

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-dayyield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,240,465	2,579,545	(b)	—	7,820,010	$7,823,920	$60,937	(c)	$1,602	$377
BlackRock Cash Funds: Treasury, SL Agency Shares	1,226,612	108,388	(b)	—	1,335,000	1,335,000	29,057		—	—
BlackRock Inc.	1,586	925		(700)	1,811	765,256	21,542		49,933	(115,749)
PNC Financial Services Group Inc. (The)(d)	5,734	3,401		(2,576)	6,559	N/A	25,931		86,836	(236,889)

						$9,924,176	$137,467		$138,371	$(352,261)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	12	09/20/19	$452	$8,459
FTSE 100 Index	4	09/20/19	350	(6,985)
S&P 500 E-Mini Index	15	09/20/19	2,194	(7,422)
TOPIX Index	2	09/12/19	284	(2,622)

				$(8,570)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,459

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$17,029

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$35,897

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(59,986)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,221,611

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® MSCI World ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$641,618,428	$—	$—	$641,618,428
Preferred Stocks	1,287,246	—	—	1,287,246
Money Market Funds	9,158,920	—	—	9,158,920

	$652,064,594	$—	$—	$652,064,594

Derivative financial instruments(a)
Assets
Futures Contracts	$8,459	$—	$—	$8,459
Liabilities
Futures Contracts	(17,029)	—	—	(17,029)

	$(8,570)	$—	$—	$(8,570)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

ASSETS
Investments in securities, at value (including securities on loan)(a) :
Unaffiliated(b)	$497,154,141	$642,140,418
Affiliated(c)	5,538	9,924,176
Cash	—	589
Foreign currency, at value(d)	10,785,785	494,278
Cash pledged:
Futures contracts	—	105,000
Foreign currency collateral pledged:
Futures contracts(e)	—	57,268
Receivables:
Investments sold	7,072,230	—
Securities lending income — Affiliated	2,087	4,075
Variation margin on futures contracts	—	3,251
Dividends	300,575	1,397,354
Tax reclaims	—	283,313

Total assets	515,320,356	654,409,722

LIABILITIES
Bank overdraft	3,178,663	—
Collateral on securities loaned, at value	1,773	7,821,836
Payables:
Investments purchased	11,723,964	—
Bank borrowings	3,101,330	—
Capital shares redeemed	104,776	—
Investment advisory fees	342,168	128,428

Total liabilities	18,452,674	7,950,264

NET ASSETS	$496,867,682	$646,459,458

NET ASSETS CONSIST OF:
Paid-in capital	$595,947,032	$613,529,984
Accumulated earnings (loss)	(99,079,350)	32,929,474

NET ASSETS	$496,867,682	$646,459,458

Shares outstanding	17,150,000	7,200,000

Net asset value	$28.97	$89.79

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$1,698	$7,567,765
(b) Investments, at cost — Unaffiliated	$424,886,618	$603,126,953
(c) Investments, at cost — Affiliated	$5,535	$9,880,281
(d) Foreign currency, at cost	$10,787,591	$498,220
(e) Foreign currency collateral pledged, at cost	$—	$57,852

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$23,126,560	$15,582,041
Dividends — Affiliated	19,681	76,530
Securities lending income — Affiliated — net	98,648	60,937
Foreign taxes withheld	(1,093,023)	(718,510)

Total investment income	22,151,866	15,000,998

EXPENSES
Investment advisory fees	3,955,894	1,451,051
Commitment fees	7,735	—
Interest expense	9,126	—

Total expenses	3,972,755	1,451,051

Net investment income	18,179,111	13,549,947

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(20,656,225)	(3,445,064)
Investments — Affiliated	3,098	1,602
In-kind redemptions — Unaffiliated	936,210	56,259,530
In-kind redemptions — Affiliated	—	136,769
Futures contracts	—	35,897
Forward foreign currency exchange contracts	(2)	—
Foreign currency transactions	(604,741)	(27,521)

Net realized gain (loss)	(20,321,660)	52,961,213

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	31,743,041	(45,324,972)
Investments — Affiliated	(310)	(352,261)
Futures contracts	—	(59,986)
Forward foreign currency exchange contracts	2	—
Foreign currency translations	(12,074)	(5,129)

Net change in unrealized appreciation (depreciation)	31,730,659	(45,742,348)

Net realized and unrealized gain	11,408,999	7,218,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,588,110	$20,768,812

(a) Net of foreign capital gain tax of	$64,401	$—
(b) Net of deferred foreign capital gain tax of	$(6,179)	$—

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,179,111	$18,028,411	$13,549,947	$11,438,335
Net realized gain (loss)	(20,321,660)	(20,691,002)	52,961,213	14,728,753
Net change in unrealized appreciation (depreciation)	31,730,659	(22,992,487)	(45,742,348)	42,000,038

Net increase (decrease) in net assets resulting from operations	29,588,110	(25,655,078)	20,768,812	68,167,126

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(19,147,709)	(24,308,098)	(14,268,219)	(11,541,113)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(37,018,194)	(54,217,461)	73,716,261	(152,528)

NET ASSETS(b)
Total increase (decrease) in net assets	(26,577,793)	(104,180,637)	80,216,854	56,473,485
Beginning of year	523,445,475	627,626,112	566,242,604	509,769,119

End of year	$496,867,682	$523,445,475	$646,459,458	$566,242,604

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$28.29	$30.62	$24.20	$26.20	$37.79

Net investment income(a)	1.03	0.87	0.72	0.76	0.77
Net realized and unrealized gain (loss)(b)	0.76	(1.99)	6.00	(2.17)	(8.78)

Net increase (decrease) from investment operations	1.79	(1.12)	6.72	(1.41)	(8.01)

Distributions(c)
From net investment income	(1.11)	(1.21)	(0.30)	(0.59)	(0.76)
From net realized gain	—	—	—	—	(2.82)

Total distributions	(1.11)	(1.21)	(0.30)	(0.59)	(3.58)

Net asset value, end of year	$28.97	$28.29	$30.62	$24.20	$26.20

Total Return
Based on net asset value	6.45%	(3.92)%	27.91%	(5.45)%	(21.70)%

Ratios to Average Net Assets
Total expenses	0.79%	0.81%	0.80%	0.79%	0.79%

Net investment income	3.63%	2.69%	2.65%	3.03%	2.43%

Supplemental Data
Net assets, end of year (000)	$496,868	$523,445	$627,626	$407,722	$502,993

Portfolio turnover rate(d)	33%	35%	32%	20%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$91.33	$82.22	$72.15	$68.95	$73.36

Net investment income(a)	1.96	1.84	1.74	1.62	1.64
Net realized and unrealized gain (loss)(b)	(1.52)	9.15	9.90	3.16	(4.49)

Net increase (decrease) from investment operations	0.44	10.99	11.64	4.78	(2.85)

Distributions(c)
From net investment income	(1.98)	(1.88)	(1.57)	(1.58)	(1.56)

Total distributions	(1.98)	(1.88)	(1.57)	(1.58)	(1.56)

Net asset value, end of year	$89.79	$91.33	$82.22	$72.15	$68.95

Total Return
Based on net asset value	0.61%	13.46%	16.29%	7.05%	(3.97)%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	2.24%	2.09%	2.25%	2.34%	2.25%

Supplemental Data
Net assets, end of year (000)	$646,459	$566,243	$509,769	$288,603	$206,842

Portfolio turnover rate(d)	4%	3%	3%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Frontier 100	Diversified
MSCI World	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
MSCI Frontier 100
Morgan Stanley & Co. LLC	$1,698	$1,698	$—	$—
MSCI World
BNP Paribas Prime Brokerage International Ltd.	$463,880	$463,880	$—	$—
BofA Securities, Inc.	788,084	788,084	—	—
Citadel Clearing LLC	6,325	6,325	—	—
Citigroup Global Markets Inc.	540,558	540,558	—	—
Credit Suisse AG Dublin Branch	39,560	39,560	—	—
Credit Suisse Securities (USA) LLC	250,120	250,120	—	—
Goldman Sachs & Co.	1,042,815	1,042,815	—	—
HSBC Bank PLC	84,784	84,784	—	—
Jefferies LLC	120,081	120,081	—	—
JPMorgan Securities LLC	1,036,565	1,036,565	—	—
Mizuho Securities USA Inc.	1,581	1,581	—	—
Morgan Stanley & Co. LLC	383,793	383,793	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	382,503	382,503	—	—
Nomura Securities International Inc.	93,250	93,250	—	—
SG Americas Securities LLC	520,870	520,870	—	—
State Street Bank & Trust Company	83,978	83,978	—	—
UBS AG	30,540	30,540	—	—
UBS Securities LLC	1,545,280	1,545,280	—	—
Wells Fargo Securities LLC	153,198	153,198	—	—

	$7,567,765	$7,567,765	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Frontier 100	0.79%
MSCI World	0.24

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Frontier 100	$23,225
MSCI World	14,896

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Frontier 100	$362,078	$31,364,534	$(17,303,287)
MSCI World	4,916,410	3,787,773	(868,663)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$164,216,687	$195,353,171
MSCI World	44,460,971	25,844,312

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Frontier 100	$1,130,013	$7,971,572
MSCI World	288,228,855	230,263,168

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Frontier 100	$130,093	$(130,093)
MSCI World	55,477,279	(55,477,279)

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Frontier 100
Ordinary income	$19,147,709	$24,308,098

MSCI World
Ordinary income	$14,268,219	$11,541,113

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Frontier 100	$994,475	$(147,337,814)	$47,263,989	$(99,079,350)
MSCI World	3,335,070	(6,530,551)	36,124,955	32,929,474

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Frontier 100	$449,879,840	$83,244,456	$(35,964,617)	$47,279,839
MSCI World	615,931,108	89,907,805	(53,776,942)	36,130,863

9.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Frontier 100	$13,500,000	$351,397	3.13%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Frontier 100
Shares sold	450,000	$13,475,673	3,100,000	$105,659,783
Shares redeemed	(1,800,000)	(50,493,867)	(5,100,000)	(159,877,244)

Net decrease	(1,350,000)	$(37,018,194)	(2,000,000)	$(54,217,461)

MSCI World
Shares sold	3,800,000	$312,550,041	600,000	$53,126,579
Shares redeemed	(2,800,000)	(238,833,780)	(600,000)	(53,279,107)

Net increase (decrease)	1,000,000	$73,716,261	—	$(152,528)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Frontier 100	$24,308,098
MSCI World	11,541,113

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
MSCI Frontier 100	$1,425,283
MSCI World	1,827,733

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)(“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI World	44.74%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Frontier 100	$6,677,310
MSCI World	14,955,440

For the fiscal year ended August 31, 2019, the iShares MSCI Frontier 100 ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Frontier 100	$23,043,279	$1,074,321

IMPORTANT TAX INFORMATION	39

Board Review and Approval of Investment Advisory Contract

iShares MSCI Frontier 100 ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c)Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c)Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology),payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI World ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory Contract  (continued)

and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c)Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology),payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Frontier 100	$1.110010	$—	$—	$1.110010	100%	—%	—%	100%
MSCI World(a)	1.888918	—	0.086187	1.975105	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Frontier 100 ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	22	1.59
Greater than 1.5% and Less than 2.0%	112	8.10
Greater than 1.0% and Less than 1.5%	204	14.77
Greater than 0.5% and Less than 1.0%	191	13.83
Greater than 0.0% and Less than 0.5%	154	11.14
At NAV	3	0.22
Less than 0.0% and Greater than –0.5%	162	11.72
Less than –0.5% and Greater than –1.0%	187	13.54
Less than –1.0% and Greater than –1.5%	194	14.04
Less than –1.5% and Greater than –2.0%	78	5.64
Less than –2.0% and Greater than –2.5%	40	2.89
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI World ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.14%
Greater than 0.5% and Less than 1.0%	96	6.95
Greater than 0.0% and Less than 0.5%	893	64.63
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	352	25.47
Less than –0.5% and Greater than –1.0%	14	1.01
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Frontier 100 ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

SUPPLEMENTAL INFORMATION	45

Supplemental Information  (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018 was USD 49.51 thousand. This figure is comprised of fixed remuneration of USD 21.4 thousand and variable remuneration of USD 28.11 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 6.87 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.9 thousand.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006);Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015);Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	47

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	49

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca

▶	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca

▶	iShares MSCI Global Gold Miners ETF | RING | NASDAQ

▶	iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX

▶	iShares MSCI Global Silver Miners ETF | SLVP | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Global Agriculture Producers ETF

Investment Objective

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.88)%	1.72%	2.92%	(5.88)%	8.90%	24.43%
Fund Market	(6.10)	1.52	2.86	(6.10)	7.85	23.84
Index	(5.80)	1.68	2.98	(5.80)	8.69	24.91

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$958.50	$1.93	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Agriculture Producers ETF

Portfolio Management Commentary

Stocks of global agriculture producers declined in a volatile time characterized by uncertainty around global economic growth and trade. The United Nations Food and Agriculture Organization Food Price Index, a broad measure of global food prices, increased slightly during the reporting period. Prices for three of five food groups that make up the index — dairy, vegetable oils, and cereal — decreased from August 2018, while meat and sugar prices rose. Meat prices were supported by strong demand and limited supply for pork. An outbreak of African swine fever resulted in very limited Chinese pork output, while Asian demand to replace that lost production was strong. Sugar prices rose, rebounding from a multiyear low in 2018 prior to the start of the reporting period, as lower prices led to production cuts in Brazil, Europe, and India. Cereal prices declined slightly, as wheat and barley production expanded modestly from the prior year and flooding in the U.S. disrupted the corn planting season. Dairy prices declined and vegetable oil prices touched an 11-year low amid a global production glut and poor demand.

From a country perspective, the extensive flooding in North America that delayed the planting season limited profitability for Canadian potash fertilizer and agricultural chemicals companies and producers of U.S. agricultural products, making Canada and the U.S. the leading detractors from the Index’s return. In Chile, a fertilizer and agricultural chemicals conglomerate that produces lithium used in electric car batteries declined, as global economic uncertainty and tariffs reduced Chinese demand for lithium at a time of abundant supply. In the U.K., ongoing delays and financial difficulties in the development and production of a chemicals company made the country a notable detractor.

Performance from a sector perspective reflected these conditions, as the delayed planting season meant agricultural products companies detracted from the Index’s return. Similarly, fertilizer and agricultural chemicals companies were significant detractors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Fertilizers & Agricultural Chemicals	35.9%
Agricultural & Farm Machinery	25.8
Agricultural Products	19.8
Packaged Foods & Meats	18.5

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
United States	47.2%
Canada	9.1
Norway	8.0
Japan	6.8
Italy	3.1
Malaysia	2.7
Hong Kong	2.5
India	2.3
Singapore	2.2
Saudi Arabia	2.1

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(18.56)%	(5.82)%	(1.45)%	(18.56)%	(25.89)%	(10.48)%
Fund Market	(18.96)	(5.82)	(1.48)	(18.96)	(25.91)	(10.66)
Index	(18.76)	(6.09)	(1.64)	(18.76)	(26.94)	(11.76)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$882.60	$1.85	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Stocks of global energy producers declined sharply for the reporting period in an environment of economic uncertainty and declining prices for energy commodities. The Organization of the Petroleum Exporting Countries (“OPEC”) pledged repeatedly to limit production in an attempt to support prices, as Russia cut its oil output to a three-year low in July 2019 after joining an expanded OPEC alliance. However, production in the U.S., the world’s leading oil producer in 2018, increased. While supply rose, demand for crude oil slumped along with global economic growth. The market for natural gas was different, however, as U.S. demand hit a record high and Asian consumption was strong. Despite this strong demand, record U.S. natural gas output constrained prices. Similarly, U.S. gasoline prices followed the trajectory of oil prices, suffering amid concerns about global growth and the U.S.-China trade dispute.

The U.S., which constituted approximately 46% of the Index on average for the reporting period, was the Index’s primary detractor. Large U.S. energy companies endured one of the sharpest declines in earnings of any sector during the first quarter of 2019. In Canada, also a notable detractor, the government of the country’s leading oil-producing province imposed production limits in January 2019 due to a lack of pipeline capacity to ship its oil. These limits helped reduce the backlog and supported pricing for Canadian oil but resulted in significant reduction in capital spending and hiring among Canada’s oil and gas companies, leading those stocks to decline to near historic lows.

Given this environment, detraction in both the U.S. and Canada was driven by oil and gas exploration and production companies, though some companies were able to reduce production costs and build inventories in anticipation of an eventual energy price rebound. Low energy prices pressured integrated oil and gas producers in those countries, as companies scaled back production and spent on refinery maintenance. Earnings of the U.S. oil and gas refining and marketing industry also declined. U.K.-based integrated oil and gas stocks detracted modestly amid weak energy and chemicals and refining businesses.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Integrated Oil & Gas	64.5%
Oil & Gas Exploration & Production	23.4
Oil & Gas Refining & Marketing	10.2
Coal & Consumable Fuels	1.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
United States	45.3%
United Kingdom	17.7
Canada	6.4
France	5.9
Russia	4.0
India	3.3
China	2.5
Brazil	2.4
Australia	2.2
Italy	2.0

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	68.13%	2.22%	(8.33)%	68.13%	11.58%	(48.29)%
Fund Market	68.49	2.29	(8.33)	68.49	11.98	(48.29)
Index	68.61	2.44	(8.16)	68.61	12.83	(47.56)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,385.80	$2.35	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

Global gold mining stocks advanced significantly as the price of gold reached its highest level since 2013, finishing the reporting period above $1,500 per ounce. Demand for gold was strong, supported by record central bank buying in the first half of 2019, following a strong year for central bank purchases in 2018 — the most in any calendar year in almost 50 years. Investment demand for gold also surged as holdings of gold-backed ETFs reached their highest level since 2013. Despite higher gold prices, jewelry demand increased due to robust Indian consumer purchases. Gold also benefited from demand from investors seeking to avoid the uncertainty and volatility associated with Brexit and global economic and market conditions. This environment led many leading central banks to ease monetary policy, with interest rates declining across developed market economies. Because gold does not pay interest, its appeal increases as its carrying cost relative to bonds declines. Rising gold prices also brought greater mine supply and gold recycling activity, leading to a modest increase in gold supply in the first half of 2019.

Stocks of gold miners benefited not only from higher gold prices but also from consolidation. A number of mergers among the largest gold producers in the world were intended to achieve greater operational efficiency and cost savings and consolidate control over top-tier mines.

From a country perspective, Canadian gold miners, which represented more than 50% of the Index on average, contributed the most to the Index’s performance for the reporting period. In particular, a joint venture between leading Canadian and U.S. gold miners formed one of the world’s largest gold operations in Nevada, designed to create significant efficiencies and cost savings for companies in both countries. South African gold mining stocks also made notable contributions to the Index’s return, buoyed not only by higher gold prices but also by plans for cost cutting and divestitures. Australian gold mining stocks were another source of strength, due to reduced costs and indebtedness and higher dividend payouts.

Portfolio Information

ALLOCATION BY COUNTRY

Country	Percent of Total Investments (a)
Canada	51.2%
United States	18.6
Australia	12.2
South Africa	11.8
Peru	2.0
Russia	1.8
United Kingdom	1.7
Turkey	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Barrick Gold Corp.	17.9%
Newmont Goldcorp Corp.	17.1
Newcrest Mining Ltd.	9.5
AngloGold Ashanti Ltd.	4.8
Kirkland Lake Gold Ltd.	4.7
Agnico Eagle Mines Ltd.	4.6
Kinross Gold Corp.	3.9
Gold Fields Ltd.	3.3
Yamana Gold Inc.	2.4
Sibanye Gold Ltd.	2.2

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(12.16)%	(4.33)%	(4.68)%	(12.16)%	(19.84)%	(30.51)%
Fund Market	(11.93)	(4.45)	(4.71)	(11.93)	(20.37)	(30.65)
Index	(11.98)	(4.11)	(4.56)	(11.98)	(18.93)	(29.82)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$860.40	$1.83	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Stocks of global metals and mining producers declined in a volatile period characterized by a global economic slowdown and declining prices for many industrial metals. Lower levels of manufacturing activity led to decreased demand for many industrial commodities. The U.S.-China trade dispute weighed on global industrial production, as trade slowed between those countries, as well as for their trading partners, such as Japan and South Korea, that export parts used in their manufacturing processes. U.S. industrial production was lower during several months in 2019. Similarly, euro-area manufacturing activity weakened year over year through July 2019, the ninth straight month of declines. Chinese industrial production, which is a key support for global commodity demand, fell to the slowest pace in more than seven years in August 2019.

The U.S. detracted the most from the Index’s return for the reporting period, in part reflecting the poor performance of steel companies. The volatility in steel prices captured the complexity and uncertainty affecting industrial commodities markets during the reporting period. On the one hand, supply disruptions in Brazil and Australia led to higher iron ore prices, a key steelmaking input, at a time when the U.S. was imposing significant tariffs on foreign steel.

On the other hand, slower global manufacturing activity meant steel prices declined, hurting earnings for steel companies and reducing the value of their inventory. In addition, U.S. producers, encouraged by tariffs, made significant investments in new production capacity, which resulted in higher prices for protected U.S. steel. Investors showed concern that a significant new increase in steel supply could further depress prices unless met by a comparable rise in demand. This sentiment was mirrored across other geographies — Japan, France, and South Korea all detracted from the Index’s performance.

Copper and aluminum stocks were other sources of weakness, particularly in the U.S. The intensification of the trade dispute between the U.S. and China weighed on copper prices, which declined to a two-year low and reversed gains posted earlier in the reporting period. Declining aluminum prices and lower global economic activity also pressured the aluminum industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Diversified Metals & Mining	54.6%
Steel	33.1
Copper	6.2
Aluminum	4.0
Precious Metals & Minerals	2.1

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
Australia	28.0%
United Kingdom	19.3
United States	10.2
Brazil	6.8
Japan	6.8
Russia	4.1
Canada	3.6
South Korea	3.2
China	2.0
Taiwan	2.0

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Global Silver Miners ETF

Investment Objective

The iShares MSCI Global Silver Miners ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	29.89%	(1.70)%	(9.06)%	29.89%	(8.20)%	(51.37)%
Fund Market	30.44	(1.83)	(9.04)	30.44	(8.83)	(51.28)
Index	29.75	(1.77)	(9.07)	29.75	(8.56)	(51.39)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,186.00	$2.15	$1,000.00	$1,023.20	$1.99	0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Silver Miners ETF

Portfolio Management Commentary

Stocks of global silver miners advanced strongly, as the price of the precious metal rose to its highest level in three years, surpassing $18.00 per ounce by the end of the reporting period. In terms of supply, mine supply declined for a third straight year in 2018, as did recycling activity of above-ground silver. Some of the world’s leading silver mines significantly cut back production, including those in Mexico, Peru, and Chile, which together account for approximately 45% of the world’s silver output.

Decreased silver production reflected mixed demand fundamentals. On the one hand, the majority of silver production goes to industrial applications, so silver tends to trade in line with industrial metals, whose prices generally declined along with global growth. Demand for silver used for industrial fabrication edged down in 2018. On the other hand, precious metals such as gold and silver benefited from demand from investors seeking to avoid the uncertainty and volatility associated with global economic and market conditions. Gold, which reached its highest price since 2013 during the reporting period, is important because investors use the ratio of the prices of gold and silver to determine the relative valuation of silver. As gold’s price increases, silver looks more attractive by comparison. The ratio of gold to silver prices climbed to a 27-year high, supporting investment demand for silver. On balance, demand for silver reached its highest level in three years during the reporting period.

Stocks of Canadian silver mining companies, which made up more than 60% of the Index on average during the reporting period, were the main drivers of the Index’s performance, due to the sharp rise in silver prices. Leading Canadian silver miners also had exposure to rising gold prices, which further supported earnings. Consolidation and joint ventures also helped Canadian silver mining stock performance, as companies struck deals to secure lower-cost production and financing in exchange for a stock of their output. Mining stocks in Peru and Japan contributed marginally amid efficiency improvements and acquisition activity.

Portfolio Information

ALLOCATION BY COUNTRY

Country	Percent of Total Investments (a)
Canada	69.4%
United States	9.1
United Kingdom	8.4
Peru	7.4
Mexico	3.2
Japan	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Wheaton Precious Metals Corp.	23.0%
Pan American Silver Corp.	8.2
Cia. de Minas Buenaventura SAA	7.4
First Majestic Silver Corp.	4.4
Eldorado Gold Corp.	4.4
SSR Mining Inc.	4.2
Fresnillo PLC	4.1
MAG Silver Corp.	3.3
Coeur Mining Inc.	3.3
Industrias Penoles SAB de CV	3.2

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Adecoagro SA(a)	7,771	$43,362

Australia — 1.5%
Australian Agricultural Co. Ltd.(a)	24,149	16,677
Costa Group Holdings Ltd.	21,736	46,131
Elders Ltd.	9,084	41,924
GrainCorp Ltd., Class A	16,264	87,553
Inghams Group Ltd.	22,648	48,371
Nufarm Ltd./Australia	21,451	69,662
Select Harvests Ltd.	7,201	37,843
Tassal Group Ltd.	14,020	40,807

		388,968

Brazil — 0.4%
Sao Martinho SA	13,300	57,420
SLC Agricola SA	7,600	31,874

		89,294

Canada — 9.1%
Ag Growth International Inc.	1,349	43,999
Nutrien Ltd.	43,947	2,217,524
Rogers Sugar Inc.	7,866	31,789
Village Farms International Inc.(a)	2,945	30,806

		2,324,118

China — 2.0%
Beijing Dabeinong Technology Group Co. Ltd., Class A	15,200	11,830
China Agri-Industries Holdings Ltd.	171,200	48,288
China BlueChemical Ltd., Class H	138,000	36,634
China Huishan Dairy Holdings Co. Ltd.(a)(b)	295,050	640
China Modern Dairy Holdings Ltd.(a)	190,000	28,614
COFCO Meat Holdings Ltd.(a)	104,000	29,865
Henan Shuanghui Investment & Development Co. Ltd., Class A	6,000	18,745
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	20,900	83,664
Muyuan Foodstuff Co. Ltd., Class A	5,700	64,033
New Hope Liuhe Co. Ltd., Class A	15,200	41,435
Sinofert Holdings Ltd.	152,000	16,683
Tongwei Co. Ltd., Class A	13,300	27,224
Wens Foodstuffs Group Co. Ltd., Class A	17,100	99,131

		506,786

Finland — 0.1%
Ponsse OYJ	836	25,318

France — 0.1%
Vilmorin & Cie SA	494	26,575

Germany — 1.5%
K+S AG, Registered	14,288	226,028
KWS Saat SE & Co. KGaA	836	57,356
Suedzucker AG	5,358	88,508

		371,892

Hong Kong — 2.5%
Ausnutria Dairy Corp. Ltd.	46,000	65,284
WH Group Ltd.(c)	712,500	573,794

		639,078

India — 2.3%
Balrampur Chini Mills Ltd.	8,987	16,720
Bayer CropScience Ltd./India	608	26,681
Chambal Fertilizers and Chemicals Ltd.	7,448	16,156
Coromandel International Ltd.	5,111	27,549

Security	Shares	Value

India (continued)
EID Parry India Ltd.	4,446	$9,591
Escorts Ltd.	4,104	29,323
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	3,135	7,892
Jain Irrigation Systems Ltd.	23,408	6,409
Kaveri Seed Co. Ltd.	1,919	12,686
KRBL Ltd.	3,477	10,379
Monsanto India Ltd.	266	7,544
Rallis India Ltd.	4,009	8,806
Sharda Cropchem Ltd.	1,653	6,387
Tata Global Beverages Ltd.	22,211	86,626
UPL Ltd.	40,033	315,745
Venky’s India Ltd.	304	6,078

		594,572

Indonesia — 1.1%
Charoen Pokphand Indonesia Tbk PT	560,500	198,556
Eagle High Plantations Tbk PT(a)	811,300	7,435
Inti Agri Resources Tbk PT(a)	2,260,000	7,966
Japfa Comfeed Indonesia Tbk PT	262,200	29,113
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	250,800	21,305
Sawit Sumbermas Sarana Tbk PT	216,600	13,972
Tunas Baru Lampung Tbk PT	171,000	10,849

		289,196

Ireland — 0.2%
Origin Enterprises PLC	9,348	49,928

Israel — 1.1%
Israel Chemicals Ltd.	52,763	238,205
Israel Corp. Ltd. (The)(a)	285	55,067

		293,272

Italy — 3.1%
CNH Industrial NV	76,247	785,092

Japan — 6.7%
Chubu Shiryo Co. Ltd.	1,900	20,030
Hokuto Corp.	1,900	33,974
Iseki & Co. Ltd.	1,900	24,254
Kubota Corp.	77,900	1,119,200
Kumiai Chemical Industry Co. Ltd.(d)	6,200	54,672
Maruha Nichiro Corp.	3,300	85,279
Mitsui Sugar Co. Ltd.	1,300	26,663
NH Foods Ltd.	6,600	253,691
Sakata Seed Corp.	2,200	74,511
YAMABIKO Corp.	2,600	25,230

		1,717,504

Malaysia — 2.7%
Boustead Plantations Bhd	49,400	8,046
FGV Holdings Bhd(a)	119,700	27,182
Genting Plantations Bhd	19,000	45,269
IOI Corp. Bhd	142,500	149,429
Kuala Lumpur Kepong Bhd	32,300	184,177
QL Resources Bhd	49,405	81,529
Sime Darby Plantation Bhd	155,800	184,493

		680,125

Mexico — 0.2%
Industrias Bachoco SAB de CV, Series B	13,300	60,743

Netherlands — 0.6%
ForFarmers NV	2,964	19,487

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
OCI NV(a)	6,384	$140,150

		159,637

Norway — 8.0%
Austevoll Seafood ASA	6,802	69,878
Bakkafrost P/F	3,097	182,121
Grieg Seafood ASA	3,762	46,187
Leroy Seafood Group ASA	22,420	147,132
Mowi ASA	32,889	787,350
Norway Royal Salmon ASA	960	19,651
Salmar ASA	4,237	201,282
Yara International ASA	13,338	578,999

		2,032,600

Pakistan — 0.3%
Engro Corp. Ltd./Pakistan	23,220	37,811
Engro Fertilizers Ltd.	38,467	16,196
Fauji Fertilizer Co. Ltd.	40,100	23,411
Millat Tractors Ltd.	2,280	9,722

		87,140

Poland — 0.1%
Grupa Azoty SA	3,382	32,271

Russia — 0.6%
PhosAgro PJSC, GDR(e)	8,816	113,903
Ros Agro PLC, GDR(e)	2,508	27,297

		141,200

Saudi Arabia — 2.1%
Almarai Co. JSC	18,639	246,237
National Agriculture Development Co. (The)(a)	2,660	17,404
Saudi Arabian Fertilizer Co.	12,521	263,727

		527,368

Singapore — 2.2%
Bumitama Agri Ltd.	26,600	10,738
China XLX Fertiliser Ltd.	38,000	10,330
First Resources Ltd.(d)	39,900	42,569
Golden Agri-Resources Ltd.	476,900	91,103
Japfa Ltd.	30,400	10,191
Wilmar International Ltd.	142,500	391,382

		556,313

South Africa — 0.3%
Astral Foods Ltd.	2,888	30,206
Oceana Group Ltd.	5,795	26,716
Tongaat Hulett Ltd.(a)(b)	10,038	7,695

		64,617

South Korea — 0.3%
Dongwon Industries Co. Ltd.	95	17,961
Easy Bio Inc.	3,344	14,301
Farmsco	1,368	5,523
Harim Holdings Co. Ltd.	2,204	17,577
Namhae Chemical Corp.	1,862	13,589

		68,951

Sweden — 0.1%
Scandi Standard AB	4,028	30,353

Taiwan — 0.4%
Charoen Pokphand Enterprise	13,000	28,599
Taiwan Fertilizer Co. Ltd.	57,000	82,388

		110,987

Security	Shares	Value

Thailand — 1.2%
Charoen Pokphand Foods PCL, NVDR	288,800	$278,669
GFPT PCL, NVDR	41,800	24,610
Khon Kaen Sugar Industry PCL, NVDR	138,754	10,257

		313,536

United Kingdom — 0.8%
Cranswick PLC	3,895	130,922
Sirius Minerals PLC(a)(d)	528,105	66,566

		197,488

United States — 47.0%
AGCO Corp.	4,921	340,140
American Vanguard Corp.	2,071	29,346
Archer-Daniels-Midland Co.	41,990	1,597,719
Bunge Ltd.	10,602	566,253
Cal-Maine Foods Inc.(d)	2,318	93,972
CF Industries Holdings Inc.	16,606	800,243
Corteva Inc.(a)	56,449	1,655,085
Darling Ingredients Inc.(a)	12,502	232,537
Deere & Co.	22,629	3,505,458
FMC Corp.	9,899	854,581
Fresh Del Monte Produce Inc.	2,337	60,855
Ingredion Inc.	4,978	384,650
Intrepid Potash Inc.(a)(d)	7,429	22,064
Lindsay Corp.	817	72,108
Mosaic Co. (The)	27,531	506,295
Pilgrim’s Pride Corp.(a)(d)	4,693	146,234
Sanderson Farms Inc.	1,501	224,580
Scotts Miracle-Gro Co. (The)	3,116	331,293
Titan International Inc.(d)	4,161	10,819
Toro Co. (The)	7,961	573,272

		12,007,504

Total Common Stocks — 98.8% (Cost: $26,355,503)		25,215,788

Preferred Stocks

Chile — 0.8%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	8,569	211,985

Total Preferred Stocks — 0.8% (Cost: $255,789)		211,985

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	327,331	327,494
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	21,000	21,000

		348,494

Total Short-Term Investments — 1.3% (Cost: $348,467)		348,494

Total Investments in Securities — 100.9% (Cost: $26,959,759)		25,776,267

Other Assets, Less Liabilities — (0.9)%		(241,202)

Net Assets — 100.0%		$25,535,065

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Agriculture Producers ETF

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	311,298	16,033	327,331	$327,494	$15,695	(b)	$135	$(38)
BlackRock Cash Funds: Treasury, SL Agency Shares	31,148	(10,148)	21,000	21,000	667		—	—

				$348,494	$16,362		$135	$(38)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$25,207,453	$—	$8,335	$25,215,788
Preferred Stocks	211,985	—	—	211,985
Money Market Funds	348,494	—	—	348,494

	$25,767,932	$—	$8,335	$25,776,267

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments August 31, 2019	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
YPF SA, ADR	4,082	$34,942

Australia — 2.1%
Beach Energy Ltd.	40,222	66,394
Cooper Energy Ltd.(a)	38,532	14,927
New Hope Corp. Ltd.	7,046	10,824
Oil Search Ltd.	31,876	142,604
Santos Ltd.	41,392	201,071
Senex Energy Ltd.(a)	31,278	8,113
Washington H Soul Pattinson & Co. Ltd.	2,730	38,424
Whitehaven Coal Ltd.	17,134	39,596
Woodside Petroleum Ltd.	21,788	471,658

		993,611

Austria — 0.4%
OMV AG	3,458	176,735

Brazil — 1.0%
Dommo Energia SA(a)	2,160	2,844
Enauta Participacoes SA	2,600	6,978
Petro Rio SA(a)	2,600	10,633
Petroleo Brasileiro SA	67,600	462,478

		482,933

Canada — 6.3%
Advantage Oil & Gas Ltd.(a)	4,238	4,720
ARC Resources Ltd.	7,904	33,429
Athabasca Oil Corp.(a)	10,088	4,327
Baytex Energy Corp.(a)	12,957	16,772
Birchcliff Energy Ltd.	5,876	7,827
Cameco Corp.	9,022	79,302
Canacol Energy Ltd.(a)	2,782	10,028
Canadian Natural Resources Ltd.	27,950	669,092
Cardinal Energy Ltd.	4,160	7,013
Cenovus Energy Inc.	24,310	212,584
Crescent Point Energy Corp.	12,246	38,707
Encana Corp.(b)	33,072	146,843
Enerplus Corp.	5,460	35,789
Freehold Royalties Ltd.	2,236	12,200
Frontera Energy Corp.	1,586	15,337
Husky Energy Inc.	8,138	54,445
Imperial Oil Ltd.	6,292	154,696
Kelt Exploration Ltd.(a)	3,283	6,967
MEG Energy Corp.(a)(b)	5,486	20,973
NexGen Energy Ltd.(a)	7,697	10,079
NuVista Energy Ltd.(a)	4,420	5,355
Paramount Resources Ltd., Class A(a)	1,300	5,547
Parex Resources Inc.(a)	3,536	54,259
Peyto Exploration & Development Corp.	3,718	8,954
PrairieSky Royalty Ltd.	4,966	63,047
Seven Generations Energy Ltd., Class A(a)	6,994	37,896
Suncor Energy Inc.	36,530	1,070,498
Surge Energy Inc.(b)	7,072	5,854
Tamarack Valley Energy Ltd.(a)	4,290	6,070
TORC Oil & Gas Ltd.	3,718	9,261
Tourmaline Oil Corp.	5,902	56,053
Vermilion Energy Inc.	3,458	49,315
Whitecap Resources Inc.	9,958	27,503

		2,940,742

Security	Shares	Value

China — 2.4%
China Coal Energy Co. Ltd., Class H	52,000	$20,640
China Shenhua Energy Co. Ltd., Class A	5,200	13,579
China Shenhua Energy Co. Ltd., Class H	78,000	152,509
CNOOC Ltd.	404,000	603,266
Inner Mongolia Yitai Coal Co. Ltd., Class B	28,600	25,454
PetroChina Co. Ltd., Class A	15,600	13,340
PetroChina Co. Ltd., Class H	488,000	242,276
Shaanxi Coal Industry Co. Ltd., Class A	13,000	16,166
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	7,800	8,076
Yanzhou Coal Mining Co. Ltd., Class H	52,000	45,062

		1,140,368

Colombia — 0.2%
Ecopetrol SA	113,646	90,917

Finland — 0.7%
Neste OYJ	9,724	306,693

France — 5.8%
Etablissements Maurel et Prom SA(b)	1,014	3,255
TOTAL SA	54,470	2,722,723

		2,725,978

Greece — 0.1%
Motor Oil Hellas Corinth Refineries SA	1,272	31,154

Hong Kong — 0.0%
Agritrade Resources Ltd.	60,000	6,968

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	9,464	92,810

India — 3.3%
Bharat Petroleum Corp. Ltd.	15,548	77,351
Coal India Ltd.	29,224	75,610
Hindustan Petroleum Corp. Ltd.	14,066	51,245
Indian Oil Corp. Ltd.	43,680	74,903
Oil & Natural Gas Corp. Ltd.	60,034	101,896
Oil India Ltd.	5,538	11,474
Reliance Industries Ltd.	20,696	361,866
Reliance Industries Ltd., GDR(c)	22,620	784,914

		1,539,259

Indonesia — 0.3%
Adaro Energy Tbk PT	322,400	25,569
Alfa Energi Investama Tbk PT(a)	18,200	2,951
Bukit Asam Tbk PT	65,000	11,318
Bumi Resources Tbk PT(a)	1,258,400	8,339
Delta Dunia Makmur Tbk PT(a)	117,000	2,937
Indika Energy Tbk PT	36,400	3,464
Medco Energi Internasional Tbk PT(a)	193,466	10,093
Sugih Energy Tbk PT(a)(d)	206,700	58
United Tractors Tbk PT	39,000	57,531

		122,260

Israel — 0.2%
Equital Ltd.(a)	381	11,424
Naphtha Israel Petroleum Corp. Ltd.	599	3,502
Oil Refineries Ltd.(a)	47,814	23,712
Paz Oil Co. Ltd.	260	34,537

		73,175

Italy — 2.0%
Eni SpA	59,514	896,585

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Saras SpA	13,104	$20,405

		916,990

Japan — 1.4%
Cosmo Energy Holdings Co. Ltd.	836	15,161
Idemitsu Kosan Co. Ltd.	4,568	122,866
Inpex Corp.	23,400	202,597
Japan Petroleum Exploration Co. Ltd.	700	17,114
JXTG Holdings Inc.	75,400	311,914

		669,652

Malaysia — 0.0%
Hengyuan Refining Co. Bhd(a)	2,600	2,770
Hibiscus Petroleum Bhd(a)	23,400	5,036
Petron Malaysia Refining & Marketing Bhd	2,600	3,233

		11,039

New Zealand — 0.0%
New Zealand Refining Co. Ltd. (The)	4,290	5,547

Norway — 1.0%
Aker BP ASA	2,496	66,277
DNO ASA	14,612	19,360
Equinor ASA	23,400	400,353

		485,990

Pakistan — 0.0%
Oil & Gas Development Co. Ltd.	18,200	12,167
Pakistan Oilfields Ltd.	3,111	7,335

		19,502

Philippines — 0.0%
Petron Corp.	98,800	9,660
Semirara Mining & Power Corp.	20,800	9,270

		18,930

Poland — 0.4%
Grupa Lotos SA	2,054	44,535
Lubelski Wegiel Bogdanka SA	190	1,844
Polski Koncern Naftowy ORLEN SA	6,812	155,450

		201,829

Portugal — 0.4%
Galp Energia SGPS SA	11,700	168,273

Russia — 3.8%
LUKOIL PJSC	9,360	755,910
Novatek PJSC, GDR(e)	2,106	408,353
Rosneft Oil Co. PJSC	8,820	53,884
Rosneft Oil Co. PJSC, GDR(e)	15,912	96,968
Surgutneftegas PJSC	88,400	36,429
Surgutneftegas PJSC, ADR	4,498	18,469
Tatneft PJSC	35,360	394,468

		1,764,481

Saudi Arabia — 0.1%
Rabigh Refining & Petrochemical Co.(a)	4,992	26,379

South Africa — 0.1%
Exxaro Resources Ltd.	5,694	51,065

South Korea — 0.6%
SK Innovation Co. Ltd.	1,300	177,090
S-Oil Corp.	1,040	83,028

		260,118

Spain — 1.1%
Repsol SA	33,800	492,078

Security	Shares	Value

Sweden — 0.3%
Lundin Petroleum AB	4,368	$132,820

Thailand — 0.6%
Bangchak Corp. PCL, NVDR	20,800	18,539
Banpu PCL, NVDR	104,000	43,202
Esso Thailand PCL, NVDR(b)	20,800	5,851
IRPC PCL, NVDR	254,800	33,004
PTT Exploration & Production PCL, NVDR	33,831	137,770
Thai Oil PCL, NVDR	26,000	57,617

		295,983

Turkey — 0.1%
Tupras Turkiye Petrol Rafinerileri AS	2,808	60,727

United Arab Emirates — 0.0%
Dana Gas PJSC	72,072	19,268

United Kingdom — 17.4%
Anglo Pacific Group PLC	5,798	13,240
BP PLC	463,840	2,825,568
Cairn Energy PLC(a)	13,234	26,915
Diversified Gas & Oil PLC	14,586	18,385
EnQuest PLC(a)	46,592	10,463
Gulf Keystone Petroleum Ltd.	6,760	19,511
Hurricane Energy PLC(a)(b)	35,646	18,980
Premier Oil PLC(a)(b)	24,830	24,421
Royal Dutch Shell PLC, Class A	98,904	2,740,846
Royal Dutch Shell PLC, Class B	84,838	2,340,198
Soco International PLC	11,596	8,869
Tullow Oil PLC	34,294	85,326

		8,132,722

United States — 44.6%
Antero Resources Corp.(a)	5,668	17,968
Apache Corp.	8,736	188,435
Arch Coal Inc., Class A	442	33,840
Berry Petroleum Corp.	1,326	10,595
Bonanza Creek Energy Inc.(a)	364	8,212
Cabot Oil & Gas Corp.	9,698	166,030
California Resources Corp.(a)	1,014	9,927
Callon Petroleum Co.(a)(b)	5,122	21,051
Carrizo Oil & Gas Inc.(a)(b)	2,184	18,105
Centennial Resource Development Inc./DE, Class A(a)	4,134	19,926
Chaparral Energy Inc., Class A(a)(b)	1,170	1,556
Chesapeake Energy Corp.(a)(b)	27,118	39,050
Chevron Corp.	43,758	5,151,192
Cimarex Energy Co.	2,366	101,217
CNX Resources Corp.(a)(b)	4,342	34,606
Concho Resources Inc.	4,654	340,440
ConocoPhillips	26,182	1,366,177
CONSOL Energy Inc.(a)(b)	572	9,587
Continental Resources Inc./OK(a)(b)	2,262	66,050
Contura Energy Inc.(a)(b)	390	11,232
CVR Energy Inc.	728	28,960
Delek U.S. Holdings Inc.	1,794	58,753
Denbury Resources Inc.(a)(b)	12,506	13,506
Devon Energy Corp.	9,724	213,831
Diamondback Energy Inc.(b)	3,614	354,461
EOG Resources Inc.	13,442	997,262
EQT Corp.	5,980	60,817
Extraction Oil & Gas Inc.(a)(b)	2,652	10,688
Exxon Mobil Corp.	97,292	6,662,556

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Gran Tierra Energy Inc.(a)	8,398	$11,841
Gulfport Energy Corp.(a)(b)	3,562	8,549
Hess Corp.	6,318	397,718
HighPoint Resources Corp.(a)(b)	2,782	3,255
HollyFrontier Corp.	3,744	166,084
Jagged Peak Energy Inc.(a)	1,248	8,611
Kosmos Energy Ltd.	6,500	41,080
Laredo Petroleum Inc.(a)	3,588	8,898
Magnolia Oil & Gas Corp., Class A(a)(b)	2,522	25,750
Marathon Oil Corp.	19,006	225,031
Marathon Petroleum Corp.	15,392	757,440
Matador Resources Co.(a)	2,522	39,469
Montage Resources Corp.(a)(b)	210	626
Murphy Oil Corp.	3,848	70,149
Noble Energy Inc.	11,232	253,619
Northern Oil and Gas Inc.(a)	4,654	8,563
Oasis Petroleum Inc.(a)	6,344	19,793
Occidental Petroleum Corp.	20,722	900,993
Par Pacific Holdings Inc.(a)(b)	806	17,522
Parsley Energy Inc., Class A(a)	6,526	116,881
PBF Energy Inc., Class A	2,652	62,852
PDC Energy Inc.(a)	1,508	48,030
Peabody Energy Corp.	1,846	34,022
Penn Virginia Corp.(a)	260	7,410
Pioneer Natural Resources Co.	3,900	481,338
QEP Resources Inc.	5,304	18,882
Range Resources Corp.(b)	4,966	17,679
Ring Energy Inc.(a)	1,248	1,822
SandRidge Energy Inc.(a)(b)	364	1,704
SM Energy Co.	2,418	22,923
Southwestern Energy Co.(a)	12,714	20,088
SRC Energy Inc.(a)(b)	5,720	28,714
Talos Energy Inc.(a)(b)	546	10,396
Tellurian Inc.(a)(b)	2,132	13,922
Texas Pacific Land Trust	156	102,213
Unit Corp.(a)(b)	936	2,836
Valero Energy Corp.	9,672	728,108
W&T Offshore Inc.(a)(b)	2,106	9,224
Whiting Petroleum Corp.(a)	2,040	13,525
WPX Energy Inc.(a)	9,828	105,749

		20,829,339

Total Common Stocks — 97.0% (Cost: $53,318,637)		45,321,277

Security	Shares	Value

Preferred Stocks

Brazil — 1.3%
Petroleo Brasileiro SA, Preference Shares, NVS	98,800	$609,699

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	166,400	80,551

Total Preferred Stocks — 1.4% (Cost: $520,873)		690,250

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	792,223	792,619
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	91,000	91,000

		883,619

Total Short-Term Investments — 1.9% (Cost: $883,583)		883,619

Total Investments in Securities — 100.3% (Cost: $54,723,093)		46,895,146

Other Assets, Less Liabilities — (0.3)%		(161,807)

Net Assets — 100.0%		$46,733,339

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	554,418	237,805	792,223	$792,619	$5,650	(b)	$267	$(126)
BlackRock Cash Funds: Treasury, SL Agency Shares	70,523	20,477	91,000	91,000	1,435		—	—

				$883,619	$7,085		$267	$(126)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Energy Producers ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$45,321,219	$—	$58	$45,321,277
Preferred Stocks	690,250	—	—	690,250
Money Market Funds	883,619	—	—	883,619

	$46,895,088	$—	$58	$46,895,146

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments August 31, 2019	iShares® MSCI Global Gold Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 12.2%
Newcrest Mining Ltd.	1,237,791	$30,856,583
Resolute Mining Ltd.(a)	2,361,587	2,657,169
St. Barbara Ltd.	1,769,291	3,838,433
Westgold Resources Ltd.(a)(b)	1,435,549	2,263,251

		39,615,436

Canada — 51.1%
Agnico Eagle Mines Ltd.	236,782	14,832,732
Alacer Gold Corp.(b)	853,754	3,752,200
Alamos Gold Inc., Class A	902,273	6,369,146
B2Gold Corp.(b)	1,915,699	6,891,211
Barrick Gold Corp.	2,983,488	57,949,899
Centerra Gold Inc.(b)	553,596	5,045,189
China Gold International Resources Corp. Ltd.(b)	1,077,661	1,119,184
Detour Gold Corp.(b)	397,718	7,138,451
Eldorado Gold Corp.(b)	444,250	4,092,128
Endeavour Mining Corp.(a)(b)	187,410	3,659,911
IAMGOLD Corp.(b)	1,095,046	4,095,709
Kinross Gold Corp.(b)	2,575,443	12,830,699
Kirkland Lake Gold Ltd.	310,121	15,109,297
New Gold Inc.(b)	1,937,989	2,173,091
Premier Gold Mines Ltd.(b)	840,738	1,442,567
SEMAFO Inc.(b)	958,560	3,570,795
SSR Mining Inc.(b)	279,977	4,607,990
Torex Gold Resources Inc.(b)	227,722	3,663,980
Yamana Gold Inc.	2,137,087	7,735,843

		166,080,022

Peru — 2.0%
Cia. de Minas Buenaventura SAA, ADR	420,181	6,403,558

Russia — 1.8%
Polymetal International PLC	414,863	5,977,001

South Africa — 11.8%
AngloGold Ashanti Ltd.	689,043	15,707,934
Gold Fields Ltd.	1,777,456	10,636,348
Harmony Gold Mining Co. Ltd.(b)	1,343,491	4,916,069
Sibanye Gold Ltd.(a)(b)	5,214,371	7,167,131

		38,427,482

Security	Shares	Value

Turkey — 0.7%
Koza Altin Isletmeleri AS(b)	200,708	$2,356,306

United Kingdom — 1.7%
Acacia Mining PLC(b)	182,816	592,229
Centamin PLC	2,716,280	4,799,941

		5,392,170

United States — 18.5%
Coeur Mining Inc.(a)(b)	467,371	2,556,519
McEwen Mining Inc.(a)	1,049,497	2,130,479
Newmont Goldcorp Corp.	1,394,084	55,610,011

		60,297,009

Total Common Stocks — 99.8% (Cost: $276,213,811)		324,548,984

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	10,240,200	10,245,320
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	98,000	98,000

		10,343,320

Total Short-Term Investments — 3.2% (Cost: $10,342,489)		10,343,320

Total Investments in Securities — 103.0% (Cost: $286,556,300)		334,892,304

Other Assets, Less Liabilities — (3.0)%		(9,608,245)

Net Assets — 100.0%		$325,284,059

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	8,281,703	1,958,497	10,240,200	$10,245,320	$76,041	(b)	$1,150	$(1,259)
BlackRock Cash Funds: Treasury, SL Agency Shares	114,042	(16,042)	98,000	98,000	3,326		—	—

				$10,343,320	$79,367		$1,150	$(1,259)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Gold Miners ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$324,548,984	$—	$—	$324,548,984
Money Market Funds	10,343,320	—	—	10,343,320

	$334,892,304	$—	$—	$334,892,304

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments August 31, 2019	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 27.8%
Alumina Ltd.	844,932	$1,235,322
Ausdrill Ltd.	213,655	287,180
BHP Group Ltd.	1,020,527	24,952,282
BHP Group PLC	731,790	15,801,165
BlueScope Steel Ltd.	180,958	1,522,787
Fortescue Metals Group Ltd.	479,037	2,582,010
Galaxy Resources Ltd.(a)(b)	135,463	105,415
Iluka Resources Ltd.	146,185	704,219
Independence Group NL	172,308	631,543
Jupiter Mines Ltd.	471,425	119,108
Kidman Resources Ltd.(a)	126,636	161,683
Lynas Corp. Ltd.(a)	219,883	354,069
Mineral Resources Ltd.	58,301	519,286
Mount Gibson Iron Ltd.	138,919	66,922
Orocobre Ltd.(a)(b)	71,795	118,511
OZ Minerals Ltd	110,547	681,502
Pilbara Minerals Ltd.(a)(b)(c)	499,970	117,899
Rio Tinto Ltd.	128,712	7,594,912
Sandfire Resources NL	54,149	227,288
Sims Metal Management Ltd.	60,377	467,402
South32 Ltd.	1,742,802	3,099,922
Syrah Resources Ltd.(a)	147,742	67,190
Western Areas Ltd.	95,496	159,564

		61,577,181

Austria — 0.4%
voestalpine AG	40,309	929,976

Belgium — 0.2%
Bekaert SA	12,802	348,790

Brazil — 5.8%
Cia. Siderurgica Nacional SA	224,900	781,560
Vale SA	1,089,962	12,020,127

		12,801,687

Canada — 3.5%
Altius Minerals Corp.	14,013	117,162
ERO Copper Corp.(a)	21,971	333,170
First Quantum Minerals Ltd.	238,567	1,465,011
HudBay Minerals, Inc.	80,445	270,612
Ivanhoe Mines Ltd., Class A(a)	194,279	543,888
Labrador Iron Ore Royalty Corp.	22,144	433,948
Largo Resources Ltd.(a)(b)	101,724	104,878
Lithium Americas Corp.(a)(b)	16,781	53,798
Lucara Diamond Corp.	107,952	84,490
Lundin Mining Corp.	229,225	1,095,408
Major Drilling Group International Inc.(a)	29,756	115,996
Stelco Holdings Inc.	12,283	102,882
Teck Resources Ltd., Class B	173,692	2,963,273
Trevali Mining Corp.(a)	174,903	24,351
Turquoise Hill Resources Ltd.(a)	278,357	121,498

		7,830,365

Chile — 0.1%
CAP SA	23,355	189,528

China — 2.0%
Aluminum Corp. of China Ltd., Class A(a)	207,600	104,424
Aluminum Corp. of China Ltd., Class H(a)	1,384,000	406,261
Angang Steel Co. Ltd., Class A	121,183	52,828
Angang Steel Co. Ltd., Class H	453,400	157,395

Security	Shares	Value

China (continued)
Baoshan Iron & Steel Co. Ltd., Class A.	276,899	$224,785
China Hongqiao Group Ltd.	605,500	397,209
China Metal Recycling Holdings Ltd.(a)(c)	132,000	0	(d)
China Molybdenum Co. Ltd., Class A	276,800	138,845
China Molybdenum Co. Ltd., Class H	1,557,000	423,263
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	52,370	85,027
China Oriental Group Co. Ltd.	346,000	136,892
China Zhongwang Holdings Ltd.	622,800	255,945
Ganfeng Lithium Co. Ltd., Class A	17,300	50,399
Hesteel Co. Ltd., Class A	224,900	80,445
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	813,198	170,434
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	179,596	127,872
Jiangxi Copper Co. Ltd., Class H	519,000	584,222
Jinchuan Group International Resources Co. Ltd.	865,000	71,758
Jinduicheng Molybdenum Co. Ltd., Class A	34,600	32,149
Maanshan Iron & Steel Co. Ltd., Class H	692,000	259,654
MMG Ltd.(a)	698,000	144,315
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	69,200	39,642
Shougang Fushan Resources Group Ltd.	692,000	145,724
Tiangong International Co. Ltd.	346,000	106,864
Tongling Nonferrous Metals Group Co. Ltd., Class A	242,200	75,804
Zhejiang Huayou Cobalt Co. Ltd., Class A	17,300	60,624

		4,332,780

Egypt — 0.0%
Ezz Steel Co. SAE(a)	77,504	50,811

Finland — 0.1%
Outokumpu OYJ	110,028	318,309

France — 0.3%
APERAM SA	17,646	427,130
Eramet	3,287	163,326

		590,456

Germany — 1.1%
Aurubis AG	11,591	514,413
Salzgitter AG	13,148	238,980
thyssenkrupp AG(b)	140,130	1,715,246

		2,468,639

India — 1.9%
APL Apollo Tubes Ltd.	2,422	44,950
Hindalco Industries Ltd.	404,647	1,045,228
Jindal Saw Ltd.	51,554	50,105
Jindal Steel & Power Ltd.(a)	143,355	193,931
JSW Steel Ltd.	293,235	892,959
MOIL Ltd.	29,410	51,647
National Aluminium Co. Ltd.	185,975	108,474
Tata Steel Ltd., GDR(b)(e)	117,121	559,838
Vedanta Ltd.	399,457	778,412
Vedanta Ltd., ADR	64,356	505,838
Welspun Corp. Ltd.	19,664	33,348

		4,264,730

Indonesia — 0.1%
Aneka Tambang Tbk	2,975,638	224,458
Krakatau Steel Persero Tbk PT(a)	1,072,653	26,466
Timah Tbk PT	1,020,767	70,522

		321,446

Japan — 6.7%
Asahi Holdings Inc.	17,300	365,900

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daido Steel Co. Ltd.	12,600	$473,042
Dowa Holdings Co. Ltd.	17,300	554,148
Hitachi Metals Ltd.	69,200	745,818
JFE Holdings Inc.	173,000	2,026,713
Kobe Steel Ltd.	121,100	632,054
Kyoei Steel Ltd.	17,300	274,303
Maruichi Steel Tube Ltd.	17,300	421,152
Mitsubishi Materials Corp.	38,700	938,834
Mitsui Mining & Smelting Co. Ltd.	17,300	363,293
Nakayama Steel Works Ltd.	17,300	72,039
Neturen Co. Ltd.	17,300	130,714
Nippon Denko Co. Ltd.(b)	51,900	76,766
Nippon Light Metal Holdings Co. Ltd.	224,900	389,859
Nippon Steel Corp.	276,805	3,875,192
Sumitomo Metal Mining Co. Ltd.	86,500	2,437,842
Toho Titanium Co. Ltd.	17,300	121,912
Tokyo Steel Manufacturing Co. Ltd.	34,600	268,599
UACJ Corp.	17,338	253,344
Yamato Kogyo Co. Ltd.	17,300	423,597

		14,845,121

Malaysia — 0.3%
Press Metal Aluminium Holdings Bhd	484,400	566,698

Mexico — 1.3%
Grupo Mexico SAB de CV, Series B	1,211,000	2,785,635

Netherlands — 1.8%
AMG Advanced Metallurgical Group NV(b)	10,553	235,103
ArcelorMittal	229,744	3,312,349
Constellium SE, Class A(a)(b)	41,520	499,901

		4,047,353

Norway — 0.7%
Norsk Hydro ASA	464,678	1,471,661

Peru — 0.4%
Southern Copper Corp.	29,237	923,889

Poland — 0.5%
Jastrzebska Spolka Weglowa SA	19,549	146,275
KGHM Polska Miedz SA(a)	48,094	948,330

		1,094,605

Qatar — 0.1%
Qatar Aluminum Manufacturing Co.	911,262	191,635

Russia — 4.0%
Alrosa PJSC	884,032	985,542
Magnitogorsk Iron & Steel Works PJSC	743,900	467,260
Mechel PJSC, ADR(a)	37,368	65,394
MMC Norilsk Nickel PJSC	21,971	5,306,453
Novolipetsk Steel PJSC	416,930	931,612
Raspadskaya OJSC(a)	51,900	97,986
Severstal PJSC	72,660	1,093,861

		8,948,108

Saudi Arabia — 0.7%
Saudi Arabian Mining Co.(a)	138,919	1,640,790

South Africa — 1.9%
African Rainbow Minerals Ltd.	38,752	422,925
Anglo American Platinum Ltd.	18,684	1,145,300
Impala Platinum Holdings Ltd.(a)	241,681	1,376,032
Kumba Iron Ore Ltd.	22,317	577,600

Security	Shares	Value

South Africa (continued)
Northam Platinum Ltd.(a)	123,003	$637,141
Royal Bafokeng Platinum Ltd.(a)	35,323	85,959

		4,244,957

South Korea — 3.2%
Dongkuk Steel Mill Co. Ltd.(a)	19,722	98,671
Hyundai Steel Co.	27,853	857,723
Jenax Inc.(a)	6,050	28,321
KISWIRE Ltd.	1,903	36,528
Korea Zinc Co. Ltd.	2,941	1,056,210
Poongsan Corp.	6,574	119,404
POSCO	27,161	4,731,452
Seah Besteel Corp.	4,325	57,666
SeAH Steel Holdings Corp.	1	42
Young Poong Corp.	173	80,412

		7,066,429

Spain — 0.3%
Acerinox SA	59,512	493,498
Tubacex SA(b)	39,098	116,684

		610,182

Sweden — 1.4%
Boliden AB	94,631	2,093,948
Granges AB	25,950	235,108
SSAB AB, Class A	78,369	217,203
SSAB AB, Class B	218,845	547,626

		3,093,885

Switzerland — 0.0%
Schmolz + Bickenbach AG, Registered(a)	167,118	48,812

Taiwan — 2.0%
China Metal Products	173,011	166,897
China Steel Corp.	3,979,612	2,933,079
Chung Hung Steel Corp.	352,000	111,170
Feng Hsin Steel Co. Ltd.	173,000	300,726
Hsin Kuang Steel Co. Ltd.	173,000	148,986
TA Chen Stainless Pipe	346,610	420,434
Tung Ho Steel Enterprise Corp.	173,000	114,287
Yieh Phui Enterprise Co. Ltd.	395,644	113,743

		4,309,322

Turkey — 0.3%
Eregli Demir ve Celik Fabrikalari TAS	477,480	525,320
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	260,538	91,225
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	72,833	102,257

		718,802

United Kingdom — 19.2%
Anglo American PLC	364,857	7,883,501
Antofagasta PLC	136,843	1,443,226
Central Asia Metals PLC	62,799	144,700
Evraz PLC	174,211	1,052,965
Ferrexpo PLC	102,935	253,351
Glencore PLC	3,800,637	10,967,484
Hill &Smith Holdings PLC	28,545	399,781
KAZ Minerals PLC	91,517	448,937
Rio Tinto PLC	393,575	19,889,193

		42,483,138

United States — 10.1%
AK Steel Holding Corp.(a)(b)	109,855	237,287
Alcoa Corp.(a)	64,529	1,157,005

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Allegheny Technologies Inc.(a)(b)	43,423	$860,644
Carpenter Technology Corp.	16,435	799,398
Century Aluminum Co.(a)(b)	17,300	95,323
Cleveland-Cliffs Inc.	97,918	777,469
Commercial Metals Co.	40,655	637,064
Compass Minerals International Inc.	11,591	576,420
Coronado Global Resources Inc.(f)	69,546	124,639
Freeport-McMoRan Inc.	502,219	4,615,393
Haynes International Inc.	4,325	129,188
Kaiser Aluminum Corp.	5,709	504,847
Materion Corp.	7,093	417,352
Nucor Corp.	105,530	5,168,859
Reliance Steel & Aluminum Co.	23,355	2,270,807
Ryerson Holding Corp.(a)	7,266	49,917
Schnitzer Steel Industries Inc., Class A	9,342	206,832
Steel Dynamics Inc.	76,985	2,078,595
SunCoke Energy Inc.(a)	30,621	191,075
TimkenSteel Corp.(a)	13,494	70,439
U.S. Steel Corp.	60,031	664,543
Warrior Met Coal Inc.	16,608	347,107
Worthington Industries Inc.	13,840	480,248

		22,460,451

Total Common Stocks — 98.2% (Cost: $272,166,702)		217,576,171

Preferred Stocks

Brazil — 1.0%
Bradespar SA, Preference Shares, NVS	86,500	595,130
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	17,300	73,894
Gerdau SA, Preference Shares, NVS	380,600	1,185,403
Metalurgica Gerdau SA, Preference Shares, NVS	224,900	340,164

		2,194,591

Total Preferred Stocks — 1.0% (Cost: $1,260,422)		2,194,591

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(g)(h)(i)	3,540,139	$3,541,909
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(g)(h)	186,000	186,000

		3,727,909

Total Short-Term Investments — 1.7% (Cost: $3,726,719)		3,727,909

Total Investments in Securities — 100.9% (Cost: $277,153,843)		223,498,671

Other Assets, Less Liabilities — (0.9)%		(2,028,532)

Net Assets — 100.0%		$221,470,139

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,214,268	(9,674,129)	3,540,139	$3,541,909	$149,231	(b)	$1,744	$(762)
BlackRock Cash Funds: Treasury, SL Agency Shares	469,147	(283,147)	186,000	186,000	9,385		—	—

				$3,727,909	$158,616		$1,744	$(762)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Metals & Mining Producers ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$217,458,272	$—	$117,899	$217,576,171
Preferred Stocks	2,194,591	—	—	2,194,591
Money Market Funds	3,727,909	—	—	3,727,909

	$223,380,772	$—	$117,899	$223,498,671

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments August 31, 2019	iShares® MSCI Global Silver Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 69.2%
Americas Silver Corp.(a)(b)	436,961	$1,479,775
Dundee Precious Metals Inc.(a)	555,319	2,194,028
Eldorado Gold Corp.(a)	472,735	4,354,513
Endeavour Silver Corp.(a)(b)	589,672	1,557,607
Excellon Resources Inc.(a)(b)	756,719	637,813
First Majestic Silver Corp.(a)(b)	403,577	4,397,799
Fortuna Silver Mines Inc.(a)	570,505	2,361,362
GoGold Resources Inc.(a)(b)	1,285,615	715,951
Great Panther Mining Ltd.(a)(b)	1,359,917	1,125,759
Lundin Gold Inc.(a)	244,592	1,533,302
MAG Silver Corp.(a)	255,234	3,263,415
Mandalay Resources Corp.(a)(b)	680,254	629,675
Maya Gold & Silver Inc.(a)(b)	444,415	662,208
Minco Silver Corp.(a)(b)	423,611	270,973
New Gold Inc.(a)	1,803,811	2,022,636
Pan American Silver Corp.	440,730	8,139,309
Premier Gold Mines Ltd.(a)	766,346	1,314,922
Seabridge Gold Inc.(a)(b)	146,909	2,325,027
Silvercorp Metals Inc.	687,710	2,944,815
SSR Mining Inc.(a)	255,513	4,205,350
Wheaton Precious Metals Corp.	777,336	22,908,246

		69,044,485

Japan — 2.5%
Asahi Holdings Inc.	119,200	2,521,117

Mexico — 3.2%
Industrias Penoles SAB de CV	266,916	3,200,521

Peru — 7.4%
Cia. de Minas Buenaventura SAA, ADR	483,992	7,376,038

United Kingdom — 8.4%
Fresnillo PLC	456,930	4,120,121
Hochschild Mining PLC	910,712	2,431,171
SolGold PLC(a)	2,878,109	941,121

Security	Shares	Value

United Kingdom (continued)
Trans-Siberian Gold PLC(b)	555,815	$852,893

		8,345,306

United States — 9.1%
Coeur Mining Inc.(a)(b)	592,409	3,240,477
Gold Resource Corp.(b)	282,943	964,836
Golden Minerals Co.(a)(b)	532,287	144,942
Hecla Mining Co.	1,498,945	2,668,122
McEwen Mining Inc.(b)	1,001,201	2,032,438

		9,050,815

Total Common Stocks — 99.8% (Cost: $86,389,000)		99,538,282

Short-Term Investments

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	9,547,929	9,552,703
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	35,000	35,000

		9,587,703

Total Short-Term Investments — 9.6% (Cost: $9,585,696)		9,587,703

Total Investments in Securities — 109.4% (Cost: $95,974,696)		109,125,985

Other Assets, Less Liabilities — (9.4)%		(9,368,928)

Net Assets — 100.0%		$99,757,057

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,592,922	1,955,007	9,547,929	$9,552,703	$189,371	(b)	$579	$281
BlackRock Cash Funds: Treasury, SL Agency Shares	32,226	2,774	35,000	35,000	788		—	—

				$9,587,703	$190,159		$579	$281

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Silver Miners ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$99,538,282	$—	$—	$99,538,282
Money Market Funds	9,587,703	—	—	9,587,703

	$109,125,985	$—	$—	$109,125,985

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$25,427,773	$46,011,527	$324,548,984	$219,770,762
Affiliated(c)	348,494	883,619	10,343,320	3,727,909
Cash	3,508	827	525	—
Foreign currency, at value(d)	25,240	47,453	546,557	304,766
Receivables:
Investments sold	1,881	276,107	—	—
Securities lending income — Affiliated	524	910	4,979	6,916
Capital shares sold	—	—	—	1,000,567
Dividends	69,784	318,529	397,247	1,365,129
Tax reclaims	9,927	2,282	—	42,816

Total assets	25,887,131	47,541,254	335,841,612	226,218,865

LIABILITIES
Bank overdraft	—	—	—	6,967
Collateral on securities loaned, at value	327,399	792,358	10,247,714	3,538,326
Deferred foreign capital gain tax	13,851	—	—	—
Payables:
Investments purchased	—	—	216,966	1,135,121
Capital shares redeemed	1,881	—	—	—
Investment advisory fees	8,935	15,557	92,873	67,776
Foreign taxes	—	—	—	536

Total liabilities	352,066	807,915	10,557,553	4,748,726

NET ASSETS	$25,535,065	$46,733,339	$325,284,059	$221,470,139

NET ASSETS CONSIST OF:
Paid-in capital	$29,942,464	$57,238,558	$331,272,735	$317,893,721
Accumulated loss	(4,407,399)	(10,505,219)	(5,988,676)	(96,423,582)

NET ASSETS	$25,535,065	$46,733,339	$325,284,059	$221,470,139

Shares outstanding	950,000	2,600,000	13,550,000	8,650,000

Net asset value	$26.88	$17.97	$24.01	$25.60

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$315,619	$742,055	$9,620,123	$3,414,751
(b) Investments, at cost — Unaffiliated	$26,611,292	$53,839,510	$276,213,811	$273,427,124
(c) Investments, at cost — Affiliated	$348,467	$883,583	$10,342,489	$3,726,719
(d) Foreign currency, at cost	$25,456	$47,697	$546,583	$305,100

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI Global Silver Miners ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$99,538,282
Affiliated(c)	9,587,703
Cash	324
Foreign currency, at value(d)	87,899
Receivables:
Securities lending income — Affiliated	18,055
Capital shares sold	9,021
Dividends	94,680

Total assets	109,335,964

LIABILITIES
Collateral on securities loaned, at value	9,549,026
Payables:
Investment advisory fees	29,881

Total liabilities	9,578,907

NET ASSETS	$99,757,057

NET ASSETS CONSIST OF:
Paid-in capital	$109,813,438
Accumulated loss	(10,056,381)

NET ASSETS	$99,757,057

Shares outstanding	9,200,000

Net asset value	$10.84

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$8,739,119
(b) Investments, at cost — Unaffiliated	$86,389,000
(c) Investments, at cost — Affiliated	$9,585,696
(d) Foreign currency, at cost	$87,869

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$724,752	$1,921,184	$3,067,183	$15,934,603
Dividends —Affiliated	667	1,435	3,326	9,385
Securities lending income — Affiliated — net	15,695	5,650	76,041	149,231
Foreign taxes withheld	(58,992)	(107,824)	(121,003)	(483,584)
Other foreign taxes	—	—	—	(494)

Total investment income	682,122	1,820,445	3,025,547	15,609,141

EXPENSES
Investment advisory fees	116,980	186,787	826,403	1,120,023
Commitment fees	49	19	—	178
Interest expense	—	127	—	87

Total expenses	117,029	186,933	826,403	1,120,288

Net investment income	565,093	1,633,512	2,199,144	14,488,853

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(1,780,650)	(998,814)	(17,496,140)	(13,289,261)
Investments — Affiliated	135	267	1,150	1,744
In-kind redemptions — Unaffiliated	1,055,364	317,541	(8,809,976)	(3,454,488)
Foreign currency transactions	(2,598)	(5,044)	(14,751)	(15,104)

Net realized loss	(727,749)	(686,050)	(26,319,717)	(16,757,109)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(1,730,775)	(10,616,163)	141,304,484	(31,007,566)
Investments — Affiliated	(38)	(126)	(1,259)	(762)
Foreign currency translations	797	33	4,260	59,481

Net change in unrealized appreciation (depreciation)	(1,730,016)	(10,616,256)	141,307,485	(30,948,847)

Net realized and unrealized gain (loss)	(2,457,765)	(11,302,306)	114,987,768	(47,705,956)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,892,672)	$(9,668,794)	$117,186,912	$(33,217,103)

(a) Net of foreign capital gain tax of	$72	$1	$—	$—
(b) Net of deferred foreign capital gain tax of	$13,851	$—	$—	$—

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI Global Silver Miners ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$666,477
Dividends — Affiliated	788
Securities lending income — Affiliated — net	189,371
Foreign taxes withheld	(53,542)

Total investment income	803,094

EXPENSES
Investment advisory fees	228,064

Total expenses	228,064

Net investment income	575,030

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(8,726,846)
Investments — Affiliated	579
Foreign currency transactions	14,416

Net realized loss	(8,711,851)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	27,278,264
Investments — Affiliated	281
Foreign currency translations	(184)

Net change in unrealized appreciation (depreciation)	27,278,361

Net realized and unrealized gain	18,566,510

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,141,540

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$565,093	$580,997	$1,633,512	$1,091,652
Net realized gain (loss)	(727,749)	658,065	(686,050)	83,290
Net change in unrealized appreciation (depreciation)	(1,730,016)	1,441,579	(10,616,256)	6,714,181

Net increase (decrease) in net assets resulting from operations	(1,892,672)	2,680,641	(9,668,794)	7,889,123

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(581,369)	(539,577)	(1,510,562)	(1,078,574)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,512,108)	2,945,823	10,023,638	9,510,421

NET ASSETS(b)
Total increase (decrease) in net assets	(7,986,149)	5,086,887	(1,155,718)	16,320,970
Beginning of year	33,521,214	28,434,327	47,889,057	31,568,087

End of year	$25,535,065	$33,521,214	$46,733,339	$47,889,057

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,199,144	$1,843,233	$14,488,853	$15,533,636
Net realized gain (loss)	(26,319,717)	5,370,210	(16,757,109)	31,205,185
Net change in unrealized appreciation (depreciation)	141,307,485	(104,086,474)	(30,948,847)	(65,843,140)

Net increase (decrease) in net assets resulting from operations	117,186,912	(96,873,031)	(33,217,103)	(19,104,319)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,150,687)	(2,189,407)	(16,052,832)	(14,546,060)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(22,741,524)	(59,194,873)	(132,895,907)	90,027,203

NET ASSETS(b)
Total increase (decrease) in net assets	92,294,701	(158,257,311)	(182,165,842)	56,376,824
Beginning of year	232,989,358	391,246,669	403,635,981	347,259,157

End of year	$325,284,059	$232,989,358	$221,470,139	$403,635,981

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares MSCI Global Silver Miners ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$575,030	$567,136
Net realized loss	(8,711,851)	(3,089,345)
Net change in unrealized appreciation (depreciation)	27,278,361	(15,232,129)

Net increase (decrease) in net assets resulting from operations	19,141,540	(17,754,338)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(550,188)	(528,302)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	30,588,900	4,601,395

NET ASSETS(b)
Total increase (decrease) in net assets	49,180,252	(13,681,245)
Beginning of year	50,576,805	64,258,050

End of year	$99,757,057	$50,576,805

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$29.15	$27.08	$24.31	$24.03	$27.29

Net investment income(a)	0.53	0.53	0.45	0.54	0.50
Net realized and unrealized gain (loss)(b)	(2.25)	2.03	2.81	0.27	(3.21)

Net increase (decrease) from investment operations	(1.72)	2.56	3.26	0.81	(2.71)

Distributions(c)
From net investment income	(0.55)	(0.49)	(0.49)	(0.53)	(0.55)

Total distributions	(0.55)	(0.49)	(0.49)	(0.53)	(0.55)

Net asset value, end of year	$26.88	$29.15	$27.08	$24.31	$24.03

Total Return
Based on net asset value	(5.88)%	9.49%	13.53%	3.55%	(10.11)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.37%	0.37%	0.38%	0.38%

Net investment income	1.88%	1.84%	1.76%	2.38%	1.87%

Supplemental Data
Net assets, end of year (000)	$25,535	$33,521	$28,434	$27,951	$27,640

Portfolio turnover rate(d)	13%	25%	16%	7%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$22.80	$18.57	$18.72	$17.67	$28.06

Net investment income(a)	0.70	0.64	0.60	0.59	0.68
Net realized and unrealized gain (loss)(b)	(4.90)	4.23	(0.16)	1.00	(10.61)

Net increase (decrease) from investment operations	(4.20)	4.87	0.44	1.59	(9.93)

Distributions(c)
From net investment income	(0.63)	(0.64)	(0.59)	(0.54)	(0.46)

Total distributions	(0.63)	(0.64)	(0.59)	(0.54)	(0.46)

Net asset value, end of year	$17.97	$22.80	$18.57	$18.72	$17.67

Total Return
Based on net asset value	(18.56)%	26.48%	2.26%	9.31%	(35.63)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.41%	2.93%	3.10%	3.36%	3.23%

Supplemental Data
Net assets, end of year (000)	$46,733	$47,889	$31,568	$37,440	$24,739

Portfolio turnover rate(d)	6%	5%	4%	6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)

Net asset value, beginning of year	$14.43	$19.96	$21.20	$11.13	$22.53

Net investment income(b)	0.18	0.10	0.06	0.02	0.14
Net realized and unrealized gain (loss)(c)	9.59	(5.51)	(1.04)	10.11	(11.42)

Net increase (decrease) from investment operations	9.77	(5.41)	(0.98)	10.13	(11.28)

Distributions(d)
From net investment income	(0.19)	(0.12)	(0.26)	(0.06)	(0.12)

Total distributions	(0.19)	(0.12)	(0.26)	(0.06)	(0.12)

Net asset value, end of year	$24.01	$14.43	$19.96	$21.20	$11.13

Total Return
Based on net asset value	68.13%	(27.22)%	(4.30)%	91.17%	(50.16)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	1.04%	0.56%	0.38%	0.06%	0.88%

Supplemental Data
Net assets, end of year (000)	$325,284	$232,989	$391,247	$266,108	$45,926

Portfolio turnover rate(e)	15%	4%	26%	30%	20%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)

Net asset value, beginning of year	$30.93	$31.86	$21.67	$21.30	$40.37

Net investment income(b)	1.49	1.06	0.53	0.42	1.62
Net realized and unrealized gain (loss)(c)	(5.13)	(1.05)	10.26	0.41	(17.91)

Net increase (decrease) from investment operations	(3.64)	0.01	10.79	0.83	(16.29)

Distributions(d)
From net investment income	(1.69)	(0.94)	(0.60)	(0.46)	(2.78)

Total distributions	(1.69)	(0.94)	(0.60)	(0.46)	(2.78)

Net asset value, end of year	$25.60	$30.93	$31.86	$21.67	$21.30

Total Return
Based on net asset value	(12.16)%	(0.10)%	50.55%	4.52%	(41.94)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	5.05%	3.15%	2.31%	2.16%	5.18%

Supplemental Data
Net assets, end of year (000)	$221,470	$403,636	$347,259	$223,182	$69,219

Portfolio turnover rate(e)	14%	14%	12%	8%	17%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Silver Miners ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$8.43	$11.47	$13.61	$6.14	$12.70

Net investment income(a)	0.09	0.10	0.09	0.05	0.05
Net realized and unrealized gain (loss)(b)	2.40	(3.05)	(1.94)	7.44	(6.42)

Net increase (decrease) from investment operations	2.49	(2.95)	(1.85)	7.49	(6.37)

Distributions(c)
From net investment income	(0.08)	(0.09)	(0.29)	(0.02)	(0.19)

Total distributions	(0.08)	(0.09)	(0.29)	(0.02)	(0.19)

Net asset value, end of year	$10.84	$8.43	$11.47	$13.61	$6.14

Total Return
Based on net asset value	29.89%	(25.87)%	(13.26)%	122.11%	(50.51)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.98%	0.94%	0.79%	0.47%	0.57%

Supplemental Data
Net assets, end of year (000)	$99,757	$50,577	$64,258	$87,078	$12,279

Portfolio turnover rate(d)	27%	19%	14%	27%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
MSCI Global Agriculture Producers
Barclays Bank PLC	$22,064	$22,064	$—	$—
BofA Securities, Inc.	51,166	51,166	—	—
Citigroup Global Markets Inc	10,608	10,608	—	—
Goldman Sachs & Co.	27,081	27,081	—	—
Morgan Stanley & Co. LLC	54,672	54,672	—	—
SG Americas Securities LLC	19,156	19,156	—	—
Wells Fargo Bank, National Association	130,872	130,872	—	—

	$315,619	$315,619	$—	$—

MSCI Global Energy Producers
Barclays Bank PLC	$10,867	$10,867	$—	$—
Barclays Capital Inc.	12,316	12,316	—	—
BNP Paribas Prime Brokerage International Ltd.	46,490	46,490	—	—
BNP Paribas Securities Corp.	176,544	176,544	—	—
BofA Securities, Inc.	2,879	2,879	—	—
Citadel Clearing LLC	62,254	62,254	—	—
Citigroup Global Markets Inc.	20,326	20,326	—	—
Credit Suisse Securities (USA) LLC	159,709	159,709	—	—
Goldman Sachs & Co.	87,621	87,621	—	—
JPMorgan Securities LLC	83,826	83,826	—	—
Morgan Stanley & Co. LLC	5,558	5,558	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	10,213	10,213	—	—
Scotia Capital (USA) Inc.	376	376	—	—
SG Americas Securities LLC	37,263	37,263	—	—
UBS AG	5,885	5,885	—	—
Wells Fargo Bank, National Association	19,928	19,827	—	(101	)(b)

	$742,055	$741,954	$—	$(101)

MSCI Global Gold Miners
Credit Suisse Securities (USA) LLC	$895,457	$895,457	$—	$—
Goldman Sachs & Co.	6,174,451	6,174,451	—	—
JPMorgan Securities LLC	1,633,181	1,633,181	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	484,904	484,904	—	—
Wells Fargo Bank, National Association	432,130	432,130	—	—

	$9,620,123	$9,620,123	$—	$—

MSCI Global Metals & Mining Producers
BMO Capital Markets	$4,780	$4,780	$—	$—
BNP Paribas Prime Brokerage International Ltd.	8,428	8,428	—	—
BofA Securities, Inc.	82,102	82,102	—	—
Credit Suisse AG Dublin Branch	214,443	214,443	—	—
Credit Suisse Securities (USA) LLC	9,326	9,326	—	—
Deutsche Bank Securities Inc.	16,040	16,040	—	—
HSBC Bank PLC	34,179	34,179	—	—
JPMorgan Securities LLC	283,780	283,780	—	—
Morgan Stanley & Co. LLC	1,908,630	1,908,630	—	—
Scotia Capital (USA) Inc.	101,845	101,845	—	—
Wells Fargo Bank, National Association	751,198	749,303	—	(1,895	)(b)

	$3,414,751	$3,412,856	$—	$(1,895)

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
MSCI Global Silver Miners
Barclays Bank PLC	$129,921	$129,921	$—	$—
Barclays Capital Inc.	207,932	207,932	—	—
BNP Paribas Prime Brokerage International Ltd.	700,707	700,707	—	—
BofA Securities, Inc.	1,239,903	1,239,903	—	—
Citigroup Global Markets Inc.	474,789	474,789	—	—
Credit Suisse Securities (USA) LLC	501,885	501,885	—	—
Goldman Sachs & Co.	30,584	30,584	—	—
HSBC Bank PLC	46,035	46,035	—	—
JPMorgan Securities LLC	1,343,098	1,343,098	—	—
Morgan Stanley & Co. LLC	89,734	87,189	—	(2,545	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	37,053	37,053	—	—
Nomura Securities International Inc.	93,295	93,295	—	—
Scotia Capital (USA) Inc.	1,526,611	1,526,611	—	—
SG Americas Securities LLC	7,111	7,111	—	—
State Street Bank & Trust Company	2,285,525	2,285,525	—	—
UBS AG	24,936	24,936	—	—

	$8,739,119	$8,736,574	$—	$(2,545)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$3,355
MSCI Global Energy Producers	1,328
MSCI Global Gold Miners	17,720
MSCI Global Metals & Mining Producers	31,510
MSCI Global Silver Miners	41,114

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Global Agriculture Producers	$1,575,880	$867,013	$(61,919)
MSCI Global Energy Producers	63,171	81,853	(71,303)
MSCI Global Gold Miners	1,044,297	3,977,647	(397,408)
MSCI Global Metals & Mining Producers	498,248	1,511,060	(506,268)
MSCI Global Silver Miners	1,072,546	14,244	(16,387)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$4,004,518	$4,649,187
MSCI Global Energy Producers	3,735,014	2,835,557
MSCI Global Gold Miners	33,008,653	34,279,093
MSCI Global Metals & Mining Producers	41,791,035	62,729,363
MSCI Global Silver Miners	17,415,723	16,447,134

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$—	$4,887,392
MSCI Global Energy Producers	11,359,431	1,850,284
MSCI Global Gold Miners	100,946,002	122,823,696
MSCI Global Metals & Mining Producers	62,594,844	174,810,255
MSCI Global Silver Miners	30,484,078	—

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Global Agriculture Producers	$880,063	$(880,063)
MSCI Global Energy Producers	201,913	(201,913)
MSCI Global Gold Miners	(13,354,655)	13,354,655
MSCI Global Metals & Mining Producers	(8,228,371)	8,228,371

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Global Agriculture Producers
Ordinary income	$581,369	$539,577

MSCI Global Energy Producers
Ordinary income	$1,510,562	$1,078,574

MSCI Global Gold Miners
Ordinary income	$2,150,687	$2,189,407

MSCI Global Metals & Mining Producers
Ordinary income	$16,052,832	$14,546,060

MSCI Global Silver Miners
Ordinary income	$550,188	$528,302

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Global Agriculture Producers	$101,762	$(2,807,927)	$(1,701,234)	$(4,407,399)
MSCI Global Energy Producers	1,293,324	(2,230,448)	(9,568,095)	(10,505,219)
MSCI Global Gold Miners	193,361	(43,645,352)	37,463,315	(5,988,676)
MSCI Global Metals & Mining Producers	2,116,937	(38,149,859)	(60,390,660)	(96,423,582)
MSCI Global Silver Miners	1,939,581	(17,475,006)	5,479,044	(10,056,381)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$27,463,271	$2,995,165	$(4,682,169)	$(1,687,004)
MSCI Global Energy Producers	56,462,607	1,941,974	(11,509,435)	(9,567,461)
MSCI Global Gold Miners	297,429,417	47,406,546	(9,943,659)	37,462,887
MSCI Global Metals & Mining Producers	283,886,648	11,057,367	(71,445,344)	(60,387,977)
MSCI Global Silver Miners	103,647,021	12,427,669	(6,948,705)	5,478,964

8.	LINE OF CREDIT

The iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

The iShares MSCI Global Agriculture Producers ETF did not borrow under the credit agreement during the year ended August 31, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Energy Producers	$267,000	$3,658	3.43%
MSCI Global Metals & Mining Producers	149,600	2,459	3.48

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Global Agriculture Producers
Shares sold	—	$359	150,000	$4,376,651
Shares redeemed	(200,000)	(5,512,467)	(50,000)	(1,430,828)

Net increase(decrease)	(200,000)	$(5,512,108)	100,000	$2,945,823

MSCI Global Energy Producers
Shares sold	600,000	$11,989,843	500,000	$11,572,019
Shares redeemed	(100,000)	(1,966,205)	(100,000)	(2,061,598)

Net increase	500,000	$10,023,638	400,000	$9,510,421

MSCI Global Gold Miners
Shares sold	5,300,000	$103,615,697	4,250,000	$76,199,350
Shares redeemed	(7,900,000)	(126,357,221)	(7,700,000)	(135,394,223)

Net decrease	(2,600,000)	$(22,741,524)	(3,450,000)	$(59,194,873)

MSCI Global Metals & Mining Producers
Shares sold	2,600,000	$74,143,858	9,100,000	$313,480,901
Shares redeemed	(7,000,000)	(207,039,765)	(6,950,000)	(223,453,698)

Net increase(decrease)	(4,400,000)	$(132,895,907)	2,150,000	$90,027,203

MSCI Global Silver Miners
Shares sold	3,200,000	$30,588,900	900,000	$9,366,685
Shares redeemed	—	—	(500,000)	(4,765,290)

Net increase	3,200,000	$30,588,900	400,000	$4,601,395

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Global Agriculture Producers	$539,577
MSCI Global Energy Producers	1,078,574
MSCI Global Gold Miners	2,189,407
MSCI Global Metals & Mining Producers	14,546,060
MSCI Global Silver Miners	528,302

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Global Agriculture Producers	$107,413
MSCI Global Energy Producers	267,105
MSCI Global Gold Miners	159,655
MSCI Global Metals & Mining Producers	3,206,084
MSCI Global Silver Miners	(266,371)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Global Agriculture Producers ETF,

iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF,

iShares MSCI Global Metals & Mining Producers ETF and

iShares MSCI Global Silver Miners ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Global Agriculture Producers	44.73%
MSCI Global Energy Producers	26.93%
MSCI Global Gold Miners	57.11%
MSCI Global Metals & Mining Producers	5.02%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$627,748
MSCI Global Energy Producers	1,853,128
MSCI Global Gold Miners	2,507,914
MSCI Global Metals & Mining Producers	15,344,824
MSCI Global Silver Miners	662,804

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Agriculture Producers	$475,287	$53,556
MSCI Global Energy Producers	1,216,009	102,502
MSCI Global Gold Miners	1,756,810	98,491
MSCI Global Metals & Mining Producers	15,180,139	449,400
MSCI Global Silver Miners	653,945	42,896

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Energy Producers	$0.629401	$—	$—	$0.629401	100%	—%	—%	100%
MSCI Global Metals & Mining Producers	1.693584	—	—	1.693584	100	—	—	100
MSCI Global Silver Miners(a)	0.076962	—	0.007875	0.084837	91	—	9	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	10	0.72%
Greater than 0.5% and Less than 1.0%	181	13.10
Greater than 0.0% and Less than 0.5%	405	29.31
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	646	46.73
Less than –0.5% and Greater than –1.0%	121	8.76
Less than –1.0% and Greater than –1.5%	7	0.51

	1,382	100.00%

SUPPLEMENTAL INFORMATION	55

Supplemental Information  (unaudited) (continued)

iShares MSCI Global Energy Producers ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	67	4.85
Greater than 0.5% and Less than 1.0%	264	19.10
Greater than 0.0% and Less than 0.5%	426	30.82
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	517	37.42
Less than –0.5% and Greater than –1.0%	60	4.34
Less than –1.0% and Greater than –1.5%	1	0.07

	1,382	100.00%

iShares MSCI Global Gold Miners ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	28	2.03
Greater than 0.5% and Less than 1.0%	178	12.88
Greater than 0.0% and Less than 0.5%	568	41.11
At NAV	24	1.74
Less than 0.0% and Greater than –0.5%	448	32.42
Less than –0.5% and Greater than –1.0%	86	6.22
Less than –1.0% and Greater than –1.5%	21	1.52
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	129	9.33
Greater than 0.5% and Less than 1.0%	291	21.06
Greater than 0.0% and Less than 0.5%	464	33.58
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	318	23.01
Less than –0.5% and Greater than –1.0%	91	6.58
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	3	0.22

	1,382	100.00%

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Global Silver Miners ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	28	2.03
Greater than 1.0% and Less than 1.5%	92	6.66
Greater than 0.5% and Less than 1.0%	305	22.07
Greater than 0.0% and Less than 0.5%	507	36.70
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	328	23.74
Less than –0.5% and Greater than –1.0%	55	3.98
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	57

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information   (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017);15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

DIRECTOR AND OFFICER INFORMATION	59

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	61

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX

▶	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019.The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.72)%	3.05%	(2.72)%	15.99%
Fund Market	(2.84)	3.03	(2.84)	15.87
Index	(2.98)	3.36	(2.98)	17.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)(b)	Annualized Expense Ratio (a)
$1,000.00	$982.00	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined during the reporting period, as trade tensions intensified, and global economic growth slowed. South Korean equities detracted the most from the Index’s return in U.S. dollar terms, led by the information technology sector. The technology hardware and equipment industry weakened amid concerns about moderating global growth and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan curbed exports of key chip-making components to South Korea, creating supply chain disruptions. The South Korean healthcare sector also declined, driven by increased competition and rising costs for bringing biotechnology drugs to market. Multiple failed clinical trials and lost drug licenses also drove declines.

Chinese equities detracted notably amid escalating trade tensions with the U.S. and slowing economic growth. Pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return. The protests led to market volatility and decreasing demand for Chinese stocks. Information technology stocks, driven by the internet software and services industry, led the decline. Slower growth and trade concerns, intensifying competition, lower online advertising revenue, and temporary regulatory restrictions all weighed on the industry. Companies vying for market share in emerging fields such as 5G and artificial intelligence were particularly affected by new tariffs.

Indian stocks were modest detractors. Weakness in Indian equities was led by automobile manufacturers in the consumer discretionary sector. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans.

On the upside, Brazilian stocks contributed to the Index’s return in U.S. dollar terms, led by bank stocks in the financials sector. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Additionally, cost-reductions, achieved through focusing on digital platforms, bolstered profits. Russian equities also contributed modestly, led by the energy sector. Despite low oil prices, leading integrated oil and gas companies announced important management changes, sizable dividend increases, and several partnership deals.

In terms of currency performance, most emerging market currencies depreciated against the U.S. dollar for the reporting period, as the relative stability of the U.S. economy attracted investors. The Chinese yuan and South Korean won depreciated against the U.S. dollar by approximately 5% and 8%, respectively, as both currencies were affected by trade tensions. The South African rand depreciated against the U.S. dollar by approximately 3%, as trade disruptions and large debts held by a state-supported utility company pressured the currency.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	24.6%
Information Technology	14.4
Consumer Discretionary	13.9
Communication Services	11.6
Energy	7.4
Materials	7.4
Consumer Staples	6.9
Industrials	5.3
Utilities	2.9
Real Estate	2.9
Health Care	2.7

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
China	32.3%
South Korea	11.5
Taiwan	11.2
India	8.7
Brazil	7.4
South Africa	5.4
Russia	3.9
Thailand	3.0
Saudi Arabia	2.6
Mexico	2.5

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(4.87)%	(0.20)%	3.26%	(4.87)%	(0.99)%	37.83%
Fund Market	(4.89)	(0.20)	3.29	(4.89)	(1.01)	38.20
Index	(4.36)	0.38	4.07	(4.36)	1.93	49.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$950.40	$3.34	$1,000.00	$1,021.80	$3.47	0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined during the reporting period, as trade tensions intensified, and global economic growth slowed. South Korean equities detracted the most from the Index’s return, led by the information technology sector. The technology hardware and equipment industry weakened amid concerns about moderating global growth and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan curbed exports of key chip-making components to South Korea, creating supply chain disruptions. The South Korean healthcare sector also declined, driven by increased competition and rising costs for bringing biotechnology drugs to market. Multiple failed clinical trials and lost drug licenses also drove declines.

Chinese equities detracted notably amid escalating trade tensions with the U.S. and slowing economic growth. Pro-democracy protests in Hong Kong, where many Chinese companies in the Index are listed, also weighed on the Index’s return. The protests led to market volatility and decreasing demand for Chinese stocks. Information technology stocks, driven by the internet software and services industry, led the decline. Slower growth and trade concerns, intensifying competition, lower online advertising revenue, and temporary regulatory restrictions all weighed on the industry. Companies vying for market share in emerging fields such as 5G and artificial intelligence were particularly affected by new tariffs.

Indian stocks were modest detractors. Weakness in Indian equities was led by automobile manufacturers in the consumer discretionary sector. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans.

On the upside, Brazilian stocks contributed to the Index’s return, led by bank stocks in the financials sector. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Additionally, cost-reductions, achieved through focusing on digital platforms, bolstered profits. Russian equities also contributed modestly, led by the energy sector. Despite low oil prices, leading integrated oil and gas companies announced important management changes, sizable dividend increases, and several partnership deals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Financials	24.6%
Information Technology	14.4
Consumer Discretionary	13.9
Communication Services	11.6
Energy	7.4
Materials	7.4
Consumer Staples	6.9
Industrials	5.3
Utilities	2.9
Real Estate	2.9
Health Care	2.7

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments (a)
China	32.3%
South Korea	11.5
Taiwan	11.2
India	8.7
Brazil	7.4
South Africa	5.4
Russia	3.9
Thailand	3.0
Saudi Arabia	2.6
Mexico	2.5

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Emerging Markets ETF(a)(b)	4,491,885	$180,528,858

Total Investment Companies — 100.1% (Cost: $191,982,500)		180,528,858

Short-Term Investments

Money Market Funds — 42.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	71,473,253	71,508,989
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(c)	4,729,000	4,729,000

		76,237,989

Total Short-Term Investments — 42.3% (Cost: $76,245,136)		76,237,989

Total Investments in Securities — 142.4% (Cost: $268,227,636)		256,766,847

Other Assets, Less Liabilities — (42.4)%		(76,391,304)

Net Assets — 100.0%		$180,375,543

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	155,991,380	—	(84,518,127	)(b)	71,473,253	$71,508,989	$97,599	(c)	$15,033	$(9,695)
BlackRock Cash Funds: Treasury, SL Agency Shares	7,866,429	—	(3,137,429	)(b)	4,729,000	4,729,000	2,392		—	—
iShares MSCI Emerging Markets ETF	7,975,290	2,619,261	(6,102,666)		4,491,885	180,528,858	5,727,101		3,933,288	(23,150,769)

						$256,766,847	$5,827,092		$3,948,321	$(23,160,464)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	55,386,000	USD	13,356,323	GS	09/04/19	$18,707
BRL	29,000	USD	6,919	JPM	09/04/19	84
CLP	893,000	USD	1,235	JPM	09/04/19	2
CNY	450,000	USD	62,740	MS	09/04/19	110
HKD	325,193,000	USD	41,448,685	MS	09/04/19	27,898
INR	1,090,589,000	USD	15,200,671	JPM	09/04/19	72,080
INR	1,098,365,000	USD	15,306,222	MS	09/04/19	75,426
INR	7,526,000	USD	104,879	SSB	09/04/19	516
INR	121,512,000	USD	1,693,344	UBS	09/04/19	8,326
KRW	17,267,000	USD	14,236	JPM	09/04/19	19

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	884,120,000	USD	727,684	MS	09/04/19	$2,240
KRW	435,464,000	USD	358,989	SSB	09/04/19	528
KRW	32,594,881,000	USD	26,902,343	UBS	09/04/19	7,776
MXN	86,359,000	USD	4,290,734	MS	09/04/19	18,275
RUB	399,210,000	USD	5,980,388	CITI	09/04/19	3,872
TRY	5,857,000	USD	1,003,864	MS	09/04/19	922
TWD	338,000	USD	10,735	MS	09/04/19	26
TWD	18,607,000	USD	590,015	UBS	09/04/19	2,376
USD	101,550	BRL	386,000	CITI	09/04/19	8,335
USD	92,787	BRL	384,000	DB	09/04/19	56
USD	13,383,110	BRL	55,386,000	GS	09/04/19	8,080
USD	7,007	BRL	29,000	JPM	09/04/19	4
USD	14,180,348	BRL	53,871,000	MS	09/04/19	1,171,171
USD	47,358	CLP	34,107,000	CITI	09/04/19	92
USD	1,240	CLP	893,000	JPM	09/04/19	2
USD	4,743,264	CLP	3,362,929,000	MS	09/04/19	82,886
USD	16,957	CLP	11,871,000	SSB	09/04/19	506
USD	2,865,634	CNY	19,734,320	MS	09/04/19	109,444
USD	3,509,946	EUR	3,143,000	MS	09/04/19	55,633
USD	38,225,659	HKD	298,948,000	MS	09/04/19	96,482
USD	15,583,838	INR	1,075,690,000	MS	09/04/19	519,734
USD	108,878	INR	7,526,000	SSB	09/04/19	3,483
USD	190,375	KRW	224,690,000	JPM	09/04/19	4,872
USD	26,206,848	KRW	30,948,243,000	MS	09/04/19	656,183
USD	4,446,510	MXN	85,156,000	MS	09/04/19	197,527
USD	5,983,078	RUB	381,143,000	MS	09/04/19	269,647
USD	43,043	RUB	2,748,000	UBS	09/04/19	1,850
USD	985,581	TRY	5,575,000	MS	09/04/19	29,174
USD	27,558,905	TWD	855,376,000	MS	09/04/19	326,304
USD	204,206	TWD	6,336,000	UBS	09/04/19	2,486
USD	10,166,500	ZAR	145,292,000	MS	09/04/19	588,123
ZAR	154,083,000	USD	10,053,744	MS	09/04/19	104,179
INR	3,128,000	USD	43,436	MS	10/04/19	3
USD	381,694	BRL	1,583,000	MS	10/04/19	192
USD	2,446,387	CLP	1,763,764,000	MS	10/04/19	1,367
USD	3,311,210	EUR	2,984,000	MS	10/04/19	23,857
USD	280,532	HKD	2,199,000	MS	10/04/19	73
USD	406,088	INR	29,229,000	MS	10/04/19	178
USD	355,967	KRW	430,259,000	MS	10/04/19	234
USD	80,273	RUB	5,371,000	MS	10/04/19	84
USD	596,955	TWD	18,640,000	MS	10/04/19	379
ZAR	6,171,000	USD	404,765	MS	10/04/19	449

						4,502,252

BRL	386,000	USD	93,270	CITI	09/04/19	(56)
BRL	384,000	USD	96,884	DB	09/04/19	(4,153)
BRL	59,646,000	USD	14,427,705	MS	09/04/19	(23,938)
BRL	751,000	USD	189,431	SSB	09/04/19	(8,074)
CLP	214,799,000	USD	298,559	CITI	09/04/19	(889)
CLP	3,362,929,000	USD	4,667,715	MS	09/04/19	(7,337)

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	22,875,320	USD	3,201,406	MS	09/04/19	$(6,529)
EUR	3,143,000	USD	3,481,361	MS	09/04/19	(27,048)
HKD	6,376,000	USD	814,001	MS	09/04/19	(778)
INR	14,807,000	USD	207,946	GS	09/04/19	(587)
INR	76,657,000	USD	1,110,065	MS	09/04/19	(36,550)
KRW	655,503,000	USD	554,915	MS	09/04/19	(13,736)
MXN	8,162,000	USD	421,171	MS	09/04/19	(13,916)
RUB	2,697,000	USD	41,038	JPM	09/04/19	(609)
RUB	19,044,000	USD	294,094	MS	09/04/19	(8,620)
RUB	5,364,000	USD	81,858	UBS	09/04/19	(1,450)
TRY	310,000	USD	54,574	MS	09/04/19	(1,393)
TWD	492,000	USD	15,683	CITI	09/04/19	(19)
TWD	914,196,000	USD	29,162,817	JPM	09/04/19	(57,564)
TWD	24,726,000	USD	790,704	MS	09/04/19	(3,503)
USD	1,390,092	BRL	5,775,000	MS	09/04/19	(4,498)
USD	249,196	CLP	180,692,000	CITI	09/04/19	(1,209)
USD	500,915	CNY	3,591,000	MS	09/04/19	(622)
USD	4,158,704	HKD	32,621,000	MS	09/04/19	(1,925)
USD	206,345	INR	14,807,000	GS	09/04/19	(1,015)
USD	15,198,025	INR	1,090,589,000	JPM	09/04/19	(74,726)
USD	1,384,252	INR	99,332,000	MS	09/04/19	(6,806)
USD	1,691,077	INR	121,512,000	UBS	09/04/19	(10,593)
USD	2,814,255	KRW	3,414,302,000	UBS	09/04/19	(4,570)
USD	466,182	MXN	9,365,000	MS	09/04/19	(1,098)
USD	634,804	RUB	42,424,000	JPM	09/04/19	(1,143)
USD	101,533	TRY	592,000	MS	09/04/19	(26)
USD	3,075,873	TWD	96,647,000	JPM	09/04/19	(1,077)
USD	1,017,683	ZAR	15,670,000	MS	09/04/19	(15,361)
ZAR	6,879,000	USD	473,206	MS	09/04/19	(19,708)
BRL	2,001,000	USD	483,357	MS	10/04/19	(1,117)
CLP	53,741,000	USD	74,754	MS	10/04/19	(256)
EUR	248,000	USD	273,784	MS	10/04/19	(572)
HKD	19,995,000	USD	2,552,033	MS	10/04/19	(1,885)
KRW	1,266,326,000	USD	1,048,411	MS	10/04/19	(1,428)
RUB	7,346,000	USD	109,841	MS	10/04/19	(165)
TRY	383,000	USD	64,936	MS	10/04/19	(17)
TWD	28,124,000	USD	900,490	MS	10/04/19	(377)
USD	13,323,230	BRL	55,386,000	GS	10/04/19	(24,756)
USD	175,115	BRL	732,000	MS	10/04/19	(1,296)
USD	52,827	EUR	48,000	MS	10/04/19	(53)
USD	40,889,102	HKD	320,747,000	MS	10/04/19	(18,748)
USD	15,019,674	INR	1,082,528,000	JPM	10/04/19	(13,662)
USD	211,652	INR	15,247,000	MS	10/04/19	(87)
USD	26,922,830	KRW	32,594,881,000	UBS	10/04/19	(26,224)
USD	4,469,494	MXN	90,435,000	MS	10/04/19	(19,375)
USD	5,953,443	RUB	398,992,000	CITI	10/04/19	(3,538)
USD	132,992	RUB	8,918,000	MS	10/04/19	(155)
USD	1,017,407	TRY	6,010,000	MS	10/04/19	(1,282)
USD	29,223,412	TWD	914,196,000	JPM	10/04/19	(35,541)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,004,483	ZAR	153,930,000	MS	10/04/19	$(103,206)
USD	4,653,114	CNY	33,310,320	MS	10/09/19	(8,303)

						(623,169)

	Net unrealized appreciation					$3,879,083

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$4,502,252

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$623,169

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$5,580,170

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(3,184,226)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$356,283,642
Average amounts sold — in USD	$595,290,181

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$4,502,252	$623,169

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,502,252	$623,169
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$4,502,252	$623,169

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Emerging Markets ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Citibank N.A.	$12,299	$(5,711)	$—	$6,588
Deutsche Bank AG London	56	(56)	—	—
Goldman Sachs & Co.	26,787	(26,358)	—	429
JPMorgan Chase Bank N.A.	77,063	(77,063)	—	—
Morgan Stanley & Co. International PLC	4,358,200	(351,714)	(4,006,486)	—
State Street Bank and Trust Co.	5,033	(5,033)	—	—
UBS AG	22,814	(22,814)	—	—

	$4,502,252	$(488,749)	$(4,006,486)	$7,017

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (e)
Citibank N.A	$5,711	$(5,711)	$—	$—
Deutsche Bank AG London	4,153	(56)	—	4,097
Goldman Sachs & Co.	26,358	(26,358)	—	—
JPMorgan Chase Bank N.A.	184,322	(77,063)	—	107,259
Morgan Stanley & Co. International PLC	351,714	(351,714)	—	—
State Street Bank and Trust Co.	8,074	(5,033)	—	3,041
UBS AG	42,837	(22,814)	—	20,023

	$623,169	$(488,749)	$—	$134,420

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$180,528,858	$—	$—	$180,528,858
Money Market Funds	76,237,989	—	—	76,237,989

	$256,766,847	$—	$—	$256,766,847

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$4,502,252	$—	$4,502,252
Liabilities
Forward Foreign Currency Exchange Contracts	—	(623,169)	—	(623,169)

	$—	$3,879,083	$—	$3,879,083

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Banco BBVA Argentina SA, ADR	289,372	$1,221,150
Banco Macro SA, ADR	215,030	5,012,349
Globant SA(a)(b)	160,631	15,248,701
Grupo Financiero Galicia SA, ADR	483,357	5,239,590
Pampa Energia SA, ADR(a)(b)	294,868	3,827,386
Telecom Argentina SA, ADR	384,589	3,438,226
Transportadora de Gas del Sur SA, Class B	328,032	2,460,240
YPF SA, ADR	840,391	7,193,747

		43,641,389

Brazil — 4.9%
Ambev SA	21,792,915	98,727,886
Atacadao SA	1,826,900	9,859,124
B2W Cia. Digital(a)	859,500	9,776,027
B3 SA — Brasil, Bolsa, Balcao	9,591,301	103,985,839
Banco Bradesco SA	5,716,669	41,918,366
Banco BTG Pactual SA	993,200	14,080,068
Banco do Brasil SA	3,957,974	44,290,382
Banco Santander Brasil SA	1,902,000	19,608,247
BB Seguridade Participacoes SA	3,276,000	25,900,712
BR Malls Participacoes SA	3,732,088	12,174,761
BRF SA(a)	2,636,685	24,336,471
CCR SA	5,640,100	22,179,862
Centrais Eletricas Brasileiras SA	974,900	10,838,514
Cia. de Saneamento Basico do Estado de Sao Paulo	1,583,224	19,808,499
Cia. Siderurgica Nacional SA	2,872,228	9,981,413
Cielo SA	5,716,076	10,720,582
Cosan SA	754,000	9,121,645
Embraer SA	3,324,100	14,439,668
Energisa SA	728,600	8,373,557
Engie Brasil Energia SA	947,350	10,312,135
Equatorial Energia SA	792,400	18,365,071
Hypera SA	1,780,500	13,861,547
IRB Brasil Resseguros S/A	1,042,900	27,383,633
JBS SA	5,043,665	36,177,879
Klabin SA	3,233,600	11,785,009
Kroton Educacional SA	6,872,380	16,764,336
Localiza Rent a Car SA	2,692,489	30,650,666
Lojas Renner SA	3,726,989	45,592,976
M. Dias Branco SA	504,600	4,420,531
Magazine Luiza SA	2,842,200	24,960,902
Multiplan Empreendimentos Imobiliarios SA	1,326,109	8,340,732
Natura Cosmeticos SA	914,900	14,608,466
Notre Dame Intermedica Participacoes SA	1,584,400	21,502,626
Petrobras Distribuidora SA	3,069,600	21,394,047
Petroleo Brasileiro SA	13,966,074	95,547,387
Porto Seguro SA	462,400	6,266,492
Raia Drogasil SA	1,076,400	23,975,571
Rumo SA(a)	5,082,500	27,182,433
Sul America SA	1,082,536	12,692,723
Suzano SA	2,511,700	17,675,871
TIM Participacoes SA	3,946,576	11,747,467
Ultrapar Participacoes SA	3,356,500	13,337,624
Vale SA	14,648,309	161,541,901
WEG SA	3,915,806	21,321,726

		1,207,531,374

Chile — 0.9%
Aguas Andinas SA, Class A	13,250,067	7,310,763

Security	Shares	Value

Chile (continued)
Banco de Chile	186,476,794	$26,642,319
Banco de Credito e Inversiones SA	230,375	14,568,031
Banco Santander Chile	304,871,999	21,842,398
Cencosud SA	6,720,589	10,087,538
Cia. Cervecerias Unidas SA	687,172	7,821,742
Colbun SA	40,117,374	7,164,564
Empresa Nacional de Telecomunicaciones SA(a)	741,145	6,472,819
Empresas CMPC SA	5,529,845	12,796,208
Empresas COPEC SA	1,817,267	16,419,239
Enel Americas SA	177,515,887	29,161,430
Enel Chile SA	137,943,909	11,928,522
Itau CorpBanca	771,675,055	6,005,879
Latam Airlines Group SA	1,454,536	12,250,224
SACI Falabella	3,428,365	19,297,284

		209,768,960

China — 32.2%
3SBio Inc.(a)(c)	6,160,500	9,497,832
51job Inc., ADR(a)(b)	116,714	8,395,238
58.com Inc., ADR(a)	438,718	23,598,641
AAC Technologies Holdings Inc.(b)	3,452,500	14,937,399
Agile Group Holdings Ltd	6,560,000	8,389,057
Agricultural Bank of China Ltd., Class A	21,113,700	10,030,261
Agricultural Bank of China Ltd., Class H	124,860,000	48,125,125
Aier Eye Hospital Group Co. Ltd., Class A	1,106,758	5,223,737
Air China Ltd., Class H	9,144,000	7,924,057
Alibaba Group Holding Ltd., ADR(a)	6,572,869	1,150,449,261
Alibaba Health Information Technology Ltd.(a)(b)	16,634,000	15,773,465
Alibaba Pictures Group Ltd.(a)	68,850,000	11,335,358
Aluminum Corp. of China Ltd., Class H(a)(b)	20,838,000	6,116,817
Angang Steel Co. Ltd., Class A	5,039,447	2,196,881
Angang Steel Co. Ltd., Class H(b)	4,066,600	1,411,699
Anhui Conch Cement Co. Ltd., Class A	1,142,186	6,292,636
Anhui Conch Cement Co. Ltd., Class H	5,510,000	31,047,305
ANTA Sports Products Ltd	5,038,402	41,797,256
Autohome Inc., ADR(a)(b)	274,265	23,904,937
AviChina Industry & Technology Co. Ltd., Class H	11,311,000	5,918,702
BAIC Motor Corp. Ltd., Class H(c)	8,017,000	4,522,471
Baidu Inc., ADR(a)	1,285,838	134,331,496
Bank of Beijing Co. Ltd., Class A	7,226,606	5,301,059
Bank of China Ltd., Class A	11,108,800	5,479,120
Bank of China Ltd., Class H	360,589,000	137,602,163
Bank of Communications Co. Ltd., Class A	12,034,773	9,097,125
Bank of Communications Co. Ltd., Class H	35,143,600	23,009,396
Bank of Jiangsu Co. Ltd., Class A	4,946,092	4,616,445
Bank of Nanjing Co. Ltd., Class A	3,198,086	3,485,409
Bank of Ningbo Co. Ltd., Class A	1,725,899	5,507,829
Bank of Shanghai Co. Ltd., Class A	4,023,563	5,070,915
Baoshan Iron & Steel Co. Ltd., Class A	5,101,973	4,141,744
Baozun Inc., ADR(a)(b)	185,370	8,482,531
BBMG Corp., Class H	12,110,000	3,446,598
Beijing Capital International Airport Co. Ltd., Class H	8,084,000	6,788,812
Beijing Enterprises Holdings Ltd.	2,447,500	11,666,885
Beijing Enterprises Water Group Ltd.(b)	26,558,000	13,964,783
BOC Aviation Ltd.(b)(c)	1,013,900	8,812,190
BOE Technology Group Co. Ltd., Class A	8,411,100	4,301,331
Bosideng International Holdings Ltd.	11,516,000	3,953,626

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Brilliance China Automotive Holdings Ltd.(b)	14,328,000	$15,232,535
BYD Co. Ltd., Class A	483,196	3,338,556
BYD Co. Ltd., Class H(b)	2,956,000	15,316,942
BYD Electronic International Co. Ltd.(b)	3,261,500	3,925,280
CGN Power Co. Ltd., Class H(c)	50,747,000	13,406,713
China Agri-Industries Holdings Ltd.	10,064,000	2,838,602
China Aoyuan Group Ltd	5,557,000	6,553,208
China Cinda Asset Management Co. Ltd., Class H	43,060,000	8,957,839
China CITIC Bank Corp. Ltd., Class H	42,661,800	22,323,620
China Coal Energy Co. Ltd., Class H	9,540,000	3,786,608
China Communications Construction Co. Ltd., Class H	21,418,000	16,619,735
China Communications Services Corp. Ltd.,
Class H	11,484,000	6,434,270
China Conch Venture Holdings Ltd.	7,784,000	25,928,950
China Construction Bank Corp., Class A	3,365,868	3,245,003
China Construction Bank Corp., Class H	441,249,760	327,754,804
China Ding Yi Feng Holdings Ltd.(b)(d)	5,872,000	82,437
China Eastern Airlines Corp. Ltd., Class A(a)	4,780,532	3,386,516
China Eastern Airlines Corp. Ltd., Class H(a)(b)	3,852,000	1,814,071
China Education Group Holdings Ltd.(b)	2,722,000	4,050,683
China Everbright Bank Co. Ltd., Class A	10,804,300	5,676,145
China Everbright Bank Co. Ltd., Class H	14,127,000	5,895,753
China Everbright International Ltd.	17,493,813	13,730,969
China Everbright Ltd.	5,054,000	5,772,978
China Evergrande Group(b)	8,499,388	17,616,324
China First Capital Group Ltd.(a)	15,104,000	5,783,022
China Fortune Land Development Co. Ltd., Class A	1,026,427	3,826,334
China Galaxy Securities Co. Ltd., Class H	16,751,500	7,995,892
China Gas Holdings Ltd.	8,432,800	34,870,519
China Hongqiao Group Ltd.	8,690,500	5,700,980
China Huarong Asset Management Co. Ltd., Class H(c)	48,627,000	7,633,508
China Huishan Dairy Holdings Co. Ltd.(a)(d)	5,603,350	12,157
China International Capital Corp. Ltd., Class H(b)(c)	5,451,200	9,433,946
China International Marine Containers Group Co. Ltd., Class A	1,776,164	2,464,344
China International Travel Service Corp. Ltd., Class A	490,240	6,540,187
China Jinmao Holdings Group Ltd.	24,264,000	13,563,698
China Life Insurance Co. Ltd., Class A	843,199	3,398,951
China Life Insurance Co. Ltd., Class H	34,240,000	80,144,678
China Literature Ltd.(a)(b)(c)	1,262,800	3,884,125
China Longyuan Power Group Corp. Ltd., Class H	15,346,000	8,441,392
China Medical System Holdings Ltd.	6,719,000	8,386,584
China Mengniu Dairy Co. Ltd.	12,887,000	51,150,963
China Merchants Bank Co. Ltd., Class A	4,648,576	22,265,361
China Merchants Bank Co. Ltd., Class H(b)	17,835,467	81,263,271
China Merchants Port Holdings Co. Ltd.	6,632,000	10,360,186
China Merchants Securities Co. Ltd., Class A	2,654,984	5,927,993
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,907,997	5,265,187
China Minsheng Banking Corp. Ltd., Class A	12,073,035	9,800,801
China Minsheng Banking Corp. Ltd., Class H	26,979,048	17,767,156
China Mobile Ltd.	28,424,500	235,620,780
China Molybdenum Co. Ltd., Class A	5,828,998	2,923,865

Security	Shares	Value

China (continued)
China Molybdenum Co. Ltd., Class H(b)	17,244,000	$4,687,694
China National Building Material Co. Ltd., Class H	18,090,000	15,514,916
China National Nuclear Power Co. Ltd., Class A	5,352,100	4,030,714
China Oilfield Services Ltd., Class H	8,504,000	10,527,775
China Oriental Group Co. Ltd	5,388,000	2,131,724
China Overseas Land & Investment Ltd	17,810,960	56,374,228
China Pacific Insurance Group Co. Ltd., Class A	1,677,894	8,861,869
China Pacific Insurance Group Co. Ltd., Class H	11,777,000	47,196,079
China Petroleum &Chemical Corp., Class A	7,627,499	5,307,384
China Petroleum &Chemical Corp., Class H	115,748,800	67,806,415
China Power International Development Ltd	20,936,000	4,542,388
China Railway Construction Corp. Ltd., Class A	3,614,596	4,595,895
China Railway Construction Corp. Ltd., Class H	8,577,500	9,261,316
China Railway Group Ltd., Class A	6,254,498	5,252,135
China Railway Group Ltd., Class H .	17,072,000	11,177,466
China Railway Signal & Communication Corp. Ltd., Class H(c)	7,211,000	4,325,486
China Reinsurance Group Corp., Class H	24,302,000	3,970,028
China Resources Beer Holdings Co. Ltd.	6,914,000	39,267,295
China Resources Cement Holdings Ltd	11,522,000	10,220,080
China Resources Gas Group Ltd.(b)	4,280,000	21,166,891
China Resources Land Ltd.	12,917,333	52,590,238
China Resources Pharmaceutical Group Ltd.(c)	7,905,500	8,172,519
China Resources Power Holdings Co. Ltd	9,078,999	12,004,369
China Shenhua Energy Co. Ltd., Class A	1,216,494	3,176,788
China Shenhua Energy Co. Ltd., Class H .	15,559,000	30,421,600
China Shipbuilding Industry Co. Ltd., Class A	6,254,992	5,313,728
China Southern Airlines Co. Ltd., Class A	2,618,400	2,403,645
China Southern Airlines Co. Ltd., Class H(b)	7,580,000	4,266,280
China State Construction Engineering Corp. Ltd., Class A	10,122,371	7,736,394
China State Construction International Holdings Ltd.(b)	9,666,000	8,721,834
China Taiping Insurance Holdings Co. Ltd	7,605,660	17,142,304
China Telecom Corp. Ltd., Class H	64,640,000	28,956,766
China Tower Corp. Ltd., Class H(c)	194,116,000	44,346,154
China Traditional Chinese Medicine Holdings Co. Ltd.	11,044,000	5,186,995
China Unicom Hong Kong Ltd.	28,594,000	28,501,489
China United Network Communications Ltd., Class A	8,200,398	6,702,854
China Vanke Co. Ltd., Class A	2,572,259	9,272,640
China Vanke Co. Ltd., Class H	6,308,331	21,818,524
China Yangtze Power Co. Ltd., Class A	4,895,455	12,736,254
China Zhongwang Holdings Ltd.(b)	8,176,400	3,360,157
Chongqing Rural Commercial Bank Co. Ltd., Class H	11,891,000	5,751,739
Chongqing Zhifei Biological Products Co. Ltd., Class A	387,576	2,587,992
CIFI Holdings Group Co. Ltd	12,920,000	6,958,515
CITIC Ltd.	27,065,000	32,089,677
CITIC Securities Co. Ltd., Class A	2,876,585	8,970,990
CITIC Securities Co. Ltd., Class H	8,492,500	15,217,533
CNOOC Ltd.	82,786,000	123,618,753

SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	5,636,000	$3,193,711
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	4,389,490	2,815,112
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	10,111,500	3,613,393
COSCO SHIPPING Ports Ltd.	8,370,000	7,338,779
Country Garden Holdings Co. Ltd.	35,045,939	43,609,782
Country Garden Services Holdings Co. Ltd.	5,665,000	16,412,222
CRRC Corp. Ltd., Class A	7,410,237	7,537,589
CRRC Corp. Ltd., Class H	18,674,300	12,846,200
CSPC Pharmaceutical Group Ltd.	21,830,000	43,685,911
Ctrip.com International Ltd., ADR(a)(b)	1,919,685	62,159,400
Dali Foods Group Co. Ltd.(c)	9,857,000	6,566,846
Daqin Railway Co. Ltd., Class A	4,013,855	4,340,818
Datang International Power Generation Co. Ltd., Class H	14,834,000	3,256,329
Dongfeng Motor Group Co. Ltd., Class H	13,142,000	12,210,528
East Money Information Co. Ltd., Class A	1,761,743	3,561,886
ENN Energy Holdings Ltd.	3,682,000	42,057,981
Far East Horizon Ltd.	10,805,000	9,666,837
Focus Media Information Technology Co. Ltd., Class A	4,559,778	3,421,267
Foshan Haitian Flavouring & Food Co. Ltd., Class A	520,050	8,332,281
Fosun International Ltd.	12,215,000	15,714,320
Foxconn Industrial Internet Co. Ltd., Class A	1,170,597	2,324,184
Future Land Development Holdings Ltd.(b)	8,212,000	6,498,038
Fuyao Glass Industry Group Co. Ltd., Class H(c)	2,722,400	7,765,529
Ganfeng Lithium Co. Ltd., Class A	575,138	1,675,510
GDS Holdings Ltd., ADR(a)(b)	274,367	11,067,965
Geely Automobile Holdings Ltd.(b)	23,223,000	35,922,168
Genscript Biotech Corp.(a)(b)	4,434,000	9,948,467
GF Securities Co. Ltd., Class A(a)	2,035,387	3,776,714
GF Securities Co. Ltd., Class H(a)	6,482,400	6,659,986
GOME Retail Holdings Ltd.(a)(b)	52,271,200	4,736,553
Great Wall Motor Co. Ltd., Class H(b)	14,636,500	9,302,682
Gree Electric Appliances Inc. of Zhuhai, Class A	751,875	5,830,524
Greentown Service Group Co. Ltd.(b)	5,446,000	4,983,545
Guangdong Investment Ltd.	14,004,110	29,526,173
Guangzhou Automobile Group Co. Ltd., Class H	14,131,838	14,248,441
Guangzhou R&F Properties Co. Ltd., Class H	4,744,400	7,641,564
Guotai Junan Securities Co. Ltd., Class A	2,779,340	6,636,708
Guotai Junan Securities Co. Ltd., Class H(c)	2,509,200	3,580,294
Haidilao International Holding Ltd.(c)	1,462,000	6,810,545
Haier Electronics Group Co. Ltd.	6,040,000	15,725,654
Haier Smart Home Co. Ltd., Class A	1,813,341	4,031,054
Haitian International Holdings Ltd.	3,385,000	6,376,563
Haitong Securities Co. Ltd., Class A	2,566,791	4,899,031
Haitong Securities Co. Ltd., Class H	13,433,600	12,807,212
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,247,002	9,707,601
Hengan International Group Co. Ltd.	3,357,000	22,107,653
Hengli Petrochemical Co. Ltd., Class A	1,697,291	3,253,714
HengTen Networks Group Ltd.(a)(b)	109,664,000	1,749,507
Hua Hong Semiconductor Ltd.(b)(c)	2,260,000	3,784,285

Security	Shares	Value

China (continued)
Huadian Power International Corp. Ltd., Class H	8,198,000	$3,201,629
Huaneng Power International Inc., Class H	19,100,000	10,506,359
Huaneng Renewables Corp. Ltd., Class H(d)	23,682,000	6,558,729
Huatai Securities Co. Ltd., Class A	1,963,700	5,202,145
Huatai Securities Co. Ltd., Class H(b)(c)	7,056,400	10,284,683
Huaxia Bank Co. Ltd., Class A	5,146,109	5,205,789
Huayu Automotive Systems Co. Ltd., Class A	898,679	3,130,371
Huazhu Group Ltd., ADR	613,133	20,251,783
Hundsun Technologies Inc., Class A	295,174	3,064,333
Hutchison China MediTech Ltd., ADR(a)	285,787	6,227,299
Iflytek Co. Ltd., Class A(a)	706,875	3,249,432
Industrial & Commercial Bank of China Ltd., Class A	15,175,635	11,428,905
Industrial & Commercial Bank of China Ltd., Class H	293,339,085	185,317,627
Industrial Bank Co. Ltd., Class A	4,981,972	11,951,999
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	19,874,800	4,165,460
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,488,115	5,957,034
Inner Mongolia Yitai Coal Co. Ltd., Class B	5,112,217	4,549,873
iQIYI Inc., ADR(a)(b)	586,325	10,723,884
JD.com Inc., ADR(a)	3,410,844	104,030,742
Jiangsu Expressway Co. Ltd., Class H	6,066,000	8,051,510
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,047,013	11,710,688
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	356,387	5,576,110
Jiangxi Copper Co. Ltd., Class H	6,770,000	7,620,770
Kaisa Group Holdings Ltd.	11,000,000	3,804,552
Kingboard Holdings Ltd.	3,355,000	7,861,525
Kingboard Laminates Holdings Ltd.	5,298,500	4,185,865
Kingdee International Software Group Co. Ltd.(b)	11,066,000	10,027,453
Kingsoft Corp. Ltd.(a)(b)	3,934,000	7,260,127
Kunlun Energy Co. Ltd	15,352,000	13,382,192
Kweichow Moutai Co. Ltd., Class A	268,813	42,892,894
KWG Group Holdings Ltd.	6,004,000	5,233,630
Lee & Man Paper Manufacturing Ltd	6,921,000	3,665,714
Legend Holdings Corp., Class H(c)	1,849,200	3,979,084
Lenovo Group Ltd.	33,766,000	22,236,730
Li Ning Co. Ltd.	9,136,500	26,994,324
Logan Property Holdings Co. Ltd.	6,536,000	9,225,901
Longfor Group Holdings Ltd.(c)	8,199,000	29,247,200
LONGi Green Energy Technology Co. Ltd., Class A	919,444	3,552,134
Luxshare Precision Industry Co. Ltd., Class A	1,429,448	4,889,323
Luye Pharma Group Ltd.(b)(c)	5,612,000	4,361,909
Luzhou Laojiao Co. Ltd., Class A	358,732	4,855,939
Maanshan Iron &Steel Co. Ltd., Class H(b)	8,712,000	3,268,939
Meitu Inc.(a)(b)(c)	9,664,000	2,442,101
Meituan Dianping, Class B(a)	4,657,500	44,195,234
Metallurgical Corp. of China Ltd., Class A	10,683,490	4,105,016
Metallurgical Corp. of China Ltd., Class H	9,438,000	2,107,947
Midea Group Co. Ltd., Class A	888,360	6,551,298
MMG Ltd.(a)	11,948,000	2,470,312
Momo Inc., ADR	691,043	25,416,562
Muyuan Foodstuff Co. Ltd., Class A	420,550	4,724,357
NARI Technology Co. Ltd., Class A	1,391,283	3,363,029
NetEase Inc., ADR	325,456	82,991,280

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
New China Life Insurance Co. Ltd., Class A	773,292	$5,211,104
New China Life Insurance Co. Ltd., Class H	3,532,000	13,951,566
New Hope Liuhe Co. Ltd., Class A	1,082,997	2,952,253
New Oriental Education & Technology Group Inc., ADR(a)	659,988	74,842,639
Nexteer Automotive Group Ltd.	4,238,000	3,293,972
Nine Dragons Paper Holdings Ltd.(b)	7,796,000	5,910,169
NIO Inc., ADR(a)(b)	3,057,600	8,744,736
Noah Holdings Ltd., ADR(a)(b)	147,831	4,434,930
Orient Securities Co. Ltd./China, Class A	1,861,400	2,587,806
People’s Insurance Co. Group of China Ltd. (The), Class H	38,328,000	15,017,448
PetroChina Co. Ltd., Class A	3,422,000	2,926,176
PetroChina Co. Ltd., Class H	97,968,000	48,637,970
PICC Property & Casualty Co. Ltd., Class H	31,977,192	36,689,485
Pinduoduo Inc., ADR(a)(b)	894,023	29,297,134
Ping An Bank Co. Ltd., Class A	4,025,329	7,964,043
Ping An Insurance Group Co. of China Ltd., Class A	2,541,892	31,012,716
Ping An Insurance Group Co. of China Ltd., Class H	25,481,500	292,365,606
Poly Developments and Holdings Group Co. Ltd., Class A	2,879,115	5,410,660
Postal Savings Bank of China Co. Ltd., Class H(c)	36,786,000	22,159,817
Power Construction Corp. of China Ltd., Class A	4,039,900	2,641,712
SAIC Motor Corp. Ltd., Class A	1,932,471	6,771,884
Sany Heavy Industry Co. Ltd., Class A	2,491,388	4,688,975
SDIC Power Holdings Co. Ltd., Class A	2,007,100	2,717,451
Seazen Holdings Co. Ltd., Class A	573,473	1,986,362
Semiconductor Manufacturing International Corp.(a)(b)	14,250,499	15,677,577
Shaanxi Coal Industry Co. Ltd., Class A	2,830,884	3,520,311
Shandong Gold Mining Co. Ltd., Class A	509,600	2,839,576
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	10,344,000	10,680,181
Shanghai Electric Group Co. Ltd., Class H	15,566,000	4,906,995
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(b)	2,800,000	8,326,367
Shanghai Industrial Holdings Ltd.	2,703,000	5,271,218
Shanghai International Airport Co. Ltd., Class A	291,898	3,427,976
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	6,202,506	6,953,009
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,344,300	8,205,841
Shanghai Pudong Development Bank Co. Ltd., Class A	6,794,944	10,709,371
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	244,300	2,619,816
Shenwan Hongyuan Group Co. Ltd., Class A	10,004,789	6,681,974
Shenzhen International Holdings Ltd.	4,603,000	8,717,992
Shenzhen Investment Ltd.	13,348,000	5,059,577
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	111,132	2,893,593
Shenzhou International Group Holdings Ltd.	3,523,000	47,885,481
Shimao Property Holdings Ltd.	5,352,500	15,165,308
Shui On Land Ltd.	17,545,500	3,650,018
Sihuan Pharmaceutical Holdings Group Ltd.	19,060,000	3,405,591

Security	Shares	Value

China (continued)
SINA Corp./China(a)	295,341	$12,159,189
Sino Biopharmaceutical Ltd.	32,199,500	47,916,962
Sino-Ocean Group Holding Ltd.	14,770,500	5,278,309
Sinopec Engineering Group Co. Ltd., Class H	6,496,500	4,245,130
Sinopec Shanghai Petrochemical Co. Ltd., Class H	17,721,000	5,111,381
Sinopharm Group Co. Ltd., Class H	5,593,200	20,237,414
Sinotrans Ltd., Class H	9,934,000	3,207,645
Sinotruk Hong Kong Ltd.(b)	3,290,000	5,080,692
SOHO China Ltd.	11,070,500	3,249,651
SSY Group Ltd.	7,610,000	6,740,401
Sun Art Retail Group Ltd.	11,368,000	11,070,066
Sunac China Holdings Ltd.	11,314,000	45,340,617
Suning.com Co. Ltd., Class A	3,019,413	4,531,018
Sunny Optical Technology Group Co. Ltd.(b)	3,318,100	46,032,082
TAL Education Group, ADR(a)(b)	1,768,659	63,017,320
Tencent Holdings Ltd.	26,415,600	1,095,010,035
Tencent Music Entertainment Group, ADR(a)(b)	426,614	5,673,966
Tingyi Cayman Islands Holding Corp.	9,492,000	13,083,474
Tong Ren Tang Technologies Co. Ltd., Class H	2,742,000	2,978,095
Towngas China Co. Ltd	4,909,000	3,395,736
Transfar Zhilian Co. Ltd., Class A	1,540,198	1,581,732
TravelSky Technology Ltd., Class H	4,629,000	9,298,941
Tsingtao Brewery Co. Ltd., Class H	2,018,000	13,637,310
Uni-President China Holdings Ltd.	6,254,000	6,952,126
Vipshop Holdings Ltd., ADR(a)	2,027,594	16,970,962
Wanhua Chemical Group Co. Ltd., Class A	758,800	4,740,247
Want Want China Holdings Ltd.	23,921,000	18,653,578
Weibo Corp., ADR(a)(b)	256,911	10,628,408
Weichai Power Co. Ltd., Class A	2,048,000	3,313,657
Weichai Power Co. Ltd., Class H	8,896,800	13,625,633
Wens Foodstuffs Group Co. Ltd., Class A	1,247,194	7,230,135
Wuliangye Yibin Co. Ltd., Class A	847,181	16,749,492
WuXi AppTec Co. Ltd., Class A	438,100	5,307,150
WuXi AppTec Co. Ltd., Class H(b)(c)	671,080	7,528,436
Wuxi Biologics Cayman Inc.(a)(c)	2,618,000	27,598,869
Xiaomi Corp., Class B(a)(b)(c)	36,197,400	39,406,513
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,229,793	4,034,626
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,107,246	2,482,324
Xinyi Solar Holdings Ltd.	14,890,000	9,406,791
Yanzhou Coal Mining Co. Ltd., Class H(b)	8,924,800	7,734,101
Yihai International Holding Ltd.	2,262,000	13,568,507
Yonghui Superstores Co. Ltd., Class A	2,726,400	3,752,276
Yonyou Network Technology Co. Ltd., Class A	756,400	3,389,374
Yuexiu Property Co. Ltd.	32,306,000	6,968,054
Yum China Holdings Inc.	1,665,810	75,677,748
Yunnan Baiyao Group Co. Ltd., Class A	308,792	3,309,256
Yuzhou Properties Co. Ltd.	8,080,000	3,403,039
YY Inc., ADR(a)(b)	254,258	14,530,845
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	192,300	2,679,088
Zhaojin Mining Industry Co. Ltd., Class H(b)	5,091,500	6,667,065
Zhejiang Expressway Co. Ltd., Class H	7,204,000	6,031,414
Zhejiang Longsheng Group Co. Ltd., Class A	814,500	1,587,575
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	1,408,300	3,181,340
Zhongsheng Group Holdings Ltd.(b)	2,682,500	8,387,787

SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class H	2,576,300	$10,258,707
Zijin Mining Group Co. Ltd., Class A	5,239,500	2,679,415
Zijin Mining Group Co. Ltd., Class H	25,910,000	9,688,948
ZTE Corp., Class A(a)	727,800	2,929,708
ZTE Corp., Class H(a)	3,534,200	8,795,638
ZTO Express Cayman Inc., ADR	1,478,608	30,326,250

		7,928,151,937

Colombia — 0.3%
Bancolombia SA	1,064,839	12,305,497
Cementos Argos SA	2,203,343	4,940,635
Ecopetrol SA	22,636,002	18,108,802
Grupo Argos SA/Colombia	1,473,005	7,741,340
Grupo de Inversiones Suramericana SA	1,254,377	12,269,089
Interconexion Electrica SA ESP	2,021,649	10,730,972

		66,096,335

Czech Republic — 0.1%
CEZ AS	700,644	15,453,962
Komercni Banka AS	335,770	11,935,071
Moneta Money Bank AS(c)	2,257,457	7,310,845

		34,699,878

Egypt — 0.2%
Commercial International Bank Egypt SAE	7,076,009	34,281,232
Eastern Co. SAE	5,986,407	5,545,113
EISewedy Electric Co.	4,145,763	3,547,070

		43,373,415

Greece — 0.3%
Alpha Bank AE(a)	8,371,733	15,018,356
Eurobank Ergasias SA(a)	12,052,155	10,684,311
FF Group(a)(d)	246,892	2,719
Hellenic Telecommunications Organization SA	1,096,213	14,655,464
JUMBO SA	503,937	9,700,712
Motor Oil Hellas Corinth Refineries SA	308,823	7,563,631
National Bank of Greece SA(a)	2,561,268	7,440,733
OPAP SA	939,166	9,918,521
Titan Cement International SA(a)	222,266	4,552,730

		79,537,177

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	1,831,148	17,957,391
OTP Bank Nyrt	1,039,111	41,514,257
Richter Gedeon Nyrt	671,183	11,219,392

		70,691,040

India — 8.6%
Adani Ports & Special Economic Zone Ltd.	2,799,333	14,336,254
Ambuja Cements Ltd.	2,778,596	7,873,807
Ashok Leyland Ltd.	5,466,934	4,934,270
Asian Paints Ltd.	1,333,710	30,186,494
Aurobindo Pharma Ltd.	1,241,516	10,443,982
Avenue Supermarts Ltd.(a)(c)	583,134	12,830,459
Axis Bank Ltd.	8,819,187	81,995,004
Bajaj Auto Ltd.	390,918	15,264,456
Bajaj Finance Ltd.	800,190	37,343,881
Bajaj Finserv Ltd.	179,535	17,900,198
Bharat Forge Ltd.	997,566	5,369,387
Bharat Petroleum Corp. Ltd.	2,996,631	14,908,142
Bharti Airtel Ltd.	9,179,609	44,581,989
Bharti Infratel Ltd.	1,553,981	5,450,331
Bosch Ltd.	35,777	7,253,275

Security	Shares	Value

India (continued)
Britannia Industries Ltd.	264,057	$9,990,402
Cipla Ltd.	1,617,468	10,701,576
Coal India Ltd.	5,650,318	14,618,860
Container Corp. of India Ltd.	966,629	6,880,755
Dabur India Ltd.	2,457,663	15,446,545
Divi’s Laboratories Ltd.	373,327	8,497,787
Dr. Reddy’s Laboratories Ltd.	534,214	19,133,177
Eicher Motors Ltd.	62,622	14,258,119
GAIL India Ltd.	7,289,889	13,251,095
Glenmark Pharmaceuticals Ltd.	668,607	3,598,301
Godrej Consumer Products Ltd.	1,669,844	14,240,122
Grasim Industries Ltd.	1,398,426	13,923,061
Havells India Ltd.	1,176,239	11,185,451
HCL Technologies Ltd.	2,520,614	38,841,265
HDFC Life Insurance Co. Ltd.(c)	2,187,655	17,068,963
Hero MotoCorp Ltd.	422,258	15,209,448
Hindalco Industries Ltd.	5,493,145	14,189,134
Hindustan Petroleum Corp. Ltd.	2,795,517	10,184,557
Hindustan Unilever Ltd.	3,008,416	79,284,922
Housing Development Finance Corp. Ltd.	7,561,266	229,403,140
ICICI Bank Ltd.	11,047,880	63,379,394
ICICI Lombard General Insurance Co. Ltd.(c)	603,030	10,622,009
Indiabulls Housing Finance Ltd.	1,288,599	8,217,114
Indian Oil Corp. Ltd.	8,549,381	14,660,529
Infosys Ltd.	15,988,721	182,462,749
InterGlobe Aviation Ltd.(c)	428,120	10,135,006
ITC Ltd.	15,843,508	54,503,487
JSW Steel Ltd.	3,953,878	12,040,343
Larsen & Toubro Ltd.	2,180,960	40,568,009
LIC Housing Finance Ltd.	1,381,010	8,227,170
Lupin Ltd.	1,035,543	10,745,893
Mahindra & Mahindra Financial Services Ltd.	1,427,798	6,397,423
Mahindra & Mahindra Ltd.	3,515,232	26,031,645
Marico Ltd.	2,074,708	11,363,208
Maruti Suzuki India Ltd.	490,418	42,057,168
Motherson Sumi Systems Ltd.	4,452,315	6,110,379
Nestle India Ltd.	107,667	19,413,005
NTPC Ltd.	10,970,728	18,689,760
Oil & Natural Gas Corp. Ltd.	11,479,942	19,484,914
Page Industries Ltd.	26,076	6,814,451
Petronet LNG Ltd.	2,821,745	10,544,868
Pidilite Industries Ltd.	572,632	11,048,071
Piramal Enterprises Ltd.	396,055	11,261,423
Power Grid Corp. of India Ltd.	8,464,497	23,766,854
REC Ltd.	3,269,301	6,604,302
Reliance Industries Ltd.	13,184,702	230,532,643
Shree Cement Ltd.	39,897	10,377,606
Shriram Transport Finance Co. Ltd.	782,987	10,593,886
State Bank of India(a)	8,231,207	31,566,937
Sun Pharmaceutical Industries Ltd.	3,916,362	24,702,299
Tata Consultancy Services Ltd.	4,169,511	131,938,901
Tata Motors Ltd.(a)	7,308,666	11,944,422
Tata Power Co. Ltd. (The)	5,089,226	4,044,583
Tata Steel Ltd.	1,565,667	7,562,211
Tech Mahindra Ltd.	2,150,679	20,891,622
Titan Co. Ltd.	1,436,598	22,232,741
UltraTech Cement Ltd.	444,678	25,234,694
United Spirits Ltd.(a)	1,346,003	11,842,263
UPL Ltd.	2,490,594	19,643,630
Vedanta Ltd.	8,466,977	16,499,385

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Vodafone Idea Ltd.(a)	33,335,723	$2,497,582
Wipro Ltd.	5,602,419	19,959,464
Yes Bank Ltd.	7,945,702	6,670,796
Zee Entertainment Enterprises Ltd.	2,475,723	12,935,508

		2,127,398,956

Indonesia — 2.2%
Adaro Energy Tbk PT	67,556,200	5,357,823
Astra International Tbk PT	93,510,000	44,002,767
Bank Central Asia Tbk PT	45,403,700	97,625,157
Bank Mandiri Persero Tbk PT	85,878,600	43,892,834
Bank Negara Indonesia Persero Tbk PT	34,100,476	18,510,657
Bank Rakyat Indonesia Persero Tbk PT	255,671,410	76,962,772
Bank Tabungan Negara Persero Tbk PT	19,886,800	2,803,920
Barito Pacific Tbk PT	120,743,600	7,703,416
Bukit Asam Tbk PT	13,194,200	2,297,474
Bumi Serpong Damai Tbk PT(a)	36,960,800	3,517,595
Charoen Pokphand Indonesia Tbk PT	34,539,145	12,235,404
Gudang Garam Tbk PT	2,204,000	10,794,706
Hanjaya Mandala Sampoerna Tbk PT	42,163,700	7,995,795
Indah Kiat Pulp & Paper Corp. Tbk PT	12,778,800	6,170,940
Indocement Tunggal Prakarsa Tbk PT	8,698,600	13,322,318
Indofood CBP Sukses Makmur Tbk PT	10,839,900	9,208,375
Indofood Sukses Makmur Tbk PT	20,374,400	11,382,948
Jasa Marga Persero Tbk PT	10,545,995	4,163,382
Kalbe Farma Tbk PT	100,834,915	12,013,465
Pabrik Kertas Tjiwi Kimia Tbk PT	6,498,700	4,558,482
Pakuwon Jati Tbk PT	84,034,800	3,791,489
Perusahaan Gas Negara Tbk PT	51,053,300	6,910,281
Semen Indonesia Persero Tbk PT	13,936,200	13,017,599
Surya Citra Media Tbk PT	28,862,500	2,512,879
Telekomunikasi Indonesia Persero Tbk PT	228,704,200	71,747,176
Unilever Indonesia Tbk PT	7,054,500	24,294,136
United Tractors Tbk PT	7,790,153	11,491,643

		528,285,433

Malaysia — 2.1%
AirAsia Group Bhd(b)	6,814,800	2,900,604
Alliance Bank Malaysia Bhd	4,873,900	3,476,804
AMMB Holdings Bhd	7,963,075	7,952,661
Axiata Group Bhd	12,703,300	15,254,230
British American Tobacco Malaysia Bhd	699,600	3,280,493
CIMB Group Holdings Bhd	21,987,600	26,455,179
Dialog Group Bhd(b)	17,144,112	14,186,544
DiGi.Com Bhd	14,279,100	17,044,604
Fraser & Neave Holdings Bhd(b)	566,200	4,752,553
Gamuda Bhd	8,096,200	6,930,524
Genting Bhd(b)	9,976,500	14,233,504
Genting Malaysia Bhd	13,811,200	10,312,012
Genting Plantations Bhd	1,395,200	3,324,196
HAP Seng Consolidated Bhd(b)	2,870,200	6,770,273
Hartalega Holdings Bhd	6,904,400	8,422,202
Hong Leong Bank Bhd(b)	3,073,900	12,133,335
Hong Leong Financial Group Bhd	1,067,900	4,281,249
IHH Healthcare Bhd	10,286,800	14,162,542
IJM Corp. Bhd	13,150,940	7,129,745
IOI Corp. Bhd	9,202,120	9,649,590
Kuala Lumpur Kepong Bhd	2,031,000	11,580,877
Malayan Banking Bhd	17,266,900	35,679,315
Malaysia Airports Holdings Bhd(b)	5,002,300	9,789,307
Maxis Bhd(b)	10,645,400	14,099,365

Security	Shares	Value

Malaysia (continued)
MISC Bhd	5,241,700	$9,048,803
Nestle Malaysia Bhd(b)	298,300	10,462,311
Petronas Chemicals Group Bhd	11,088,800	18,272,592
Petronas Dagangan Bhd	1,074,400	5,845,267
Petronas Gas Bhd	2,857,900	10,927,365
PPB Group Bhd	2,799,260	12,420,447
Press Metal Aluminium Holdings Bhd(b)	6,752,500	7,899,727
Public Bank Bhd	14,260,330	68,902,605
QL Resources Bhd(b)	2,449,900	4,042,874
RHB Bank Bhd(b)	6,786,025	9,197,561
RHB Capital Bhd(a)(d)	3,214,200	8
Sime Darby Bhd(b)	12,183,073	6,633,988
Sime Darby Plantation Bhd(b)	10,232,973	12,117,514
Sime Darby Property Bhd	12,879,173	2,694,964
SP Setia Bhd Group	6,757,100	2,506,498
Telekom Malaysia Bhd	5,181,800	4,620,556
Tenaga Nasional Bhd	14,403,250	47,811,050
Top Glove Corp. Bhd(b)	7,075,400	7,991,476
Westports Holdings Bhd	4,510,000	4,504,102
YTL Corp. Bhd.	14,419,689	3,428,769

		513,130,185

Mexico — 2.5%
Alfa SAB de CV, Class A	13,892,000	11,851,760
Alsea SAB de CV(a)(b)	2,314,600	4,929,749
America Movil SAB de CV, Series L, NVS	155,423,200	113,543,982
Arca Continental SAB de CV	1,989,136	10,409,010
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	8,372,700	10,626,953
Cemex SAB de CV, CPO	69,785,373	25,977,617
Coca-Cola Femsa SAB de CV	2,411,793	14,249,267
El Puerto de Liverpool SAB de CV,
Series C1, NVS(b)	884,565	4,583,024
Fibra Uno Administracion SA de CV	14,842,200	20,480,263
Fomento Economico Mexicano SAB de CV	8,915,500	81,317,176
Gruma SAB de CV, Series B	944,040	8,781,242
Grupo Aeroportuario del Pacifico SAB de CV, Series B	1,659,700	15,813,638
Grupo Aeroportuario del Sureste SAB de CV, Class B	967,195	14,211,158
Grupo Bimbo SAB de CV, Series A(b)	7,647,100	13,364,319
Grupo Carso SAB de CV, Series A1	2,307,041	6,627,793
Grupo Financiero Banorte SAB de CV,
Class O	11,956,656	64,242,638
Grupo Financiero Inbursa SAB de CV, Class O(b)	10,921,400	13,480,892
Grupo Mexico SAB de CV, Series B	16,310,188	37,517,947
Grupo Televisa SAB, CPO	11,310,300	19,974,786
Industrias Penoles SAB de CV	672,448	8,063,150
Infraestructura Energetica Nova SAB de CV	2,536,500	10,658,099
Kimberly-Clark de Mexico SAB de CV, Class A	6,931,300	14,154,709
Megacable Holdings SAB de CV, CPO	1,368,660	5,580,452
Mexichem SAB de CV	4,898,434	8,970,753
Promotora y Operadora de Infraestructura SAB de CV	1,054,250	8,814,509
Wal-Mart de Mexico SAB de CV	23,990,700	67,821,909

		616,046,795

Pakistan — 0.0%
Habib Bank Ltd	2,979,800	2,087,575
MCB Bank Ltd.	1,925,800	2,080,578

SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pakistan (continued)
Oil &Gas Development Co. Ltd.	3,266,900	$2,184,060

		6,352,213

Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR	977,418	14,895,850
Credicorp Ltd.	309,142	64,029,491
Southern Copper Corp.	390,318	12,334,049

		91,259,390

Philippines — 1.1%
Aboitiz Equity Ventures Inc.	9,725,580	10,069,803
Aboitiz Power Corp.	6,218,864	4,539,535
Alliance Global Group Inc.	18,499,580	4,513,176
Altus San Nicolas Corp.(a)	195,768	19,532
Ayala Corp.	1,275,056	22,656,232
Ayala Land Inc.	34,291,500	31,157,623
Bank of the Philippine Islands	4,356,614	7,360,403
BDO Unibank Inc.	9,285,171	26,576,199
DMCI Holdings Inc.	18,810,300	3,270,100
Globe Telecom Inc.	163,240	6,365,600
GT Capital Holdings Inc.	464,622	8,104,054
International Container Terminal Services Inc.	4,000,640	10,436,285
JG Summit Holdings Inc.	13,872,204	19,173,127
Jollibee Foods Corp.	2,137,829	9,765,658
Manila Electric Co.	952,750	6,680,185
Megaworld Corp.	53,082,900	5,231,048
Metro Pacific Investments Corp.	68,427,500	6,506,577
Metropolitan Bank & Trust Co.	6,586,860	8,971,010
PLDT Inc.	413,238	9,359,028
Robinsons Land Corp.	9,439,606	4,533,259
Security Bank Corp.	1,032,150	4,044,731
SM Investments Corp.	1,169,482	23,049,292
SM Prime Holdings Inc.	47,293,825	32,069,770
Universal Robina Corp.	4,248,640	14,119,286

		278,571,513

Poland — 1.0%
Alior Bank SA(a)	428,407	4,357,467
Bank Millennium SA(a)	2,903,074	4,871,408
Bank Polska Kasa Opieki SA	755,193	18,507,405
CCC SA(b)	136,012	4,222,178
CD Projekt SA	314,307	20,020,310
Cyfrowy Polsat SA	1,200,725	8,796,963
Dino Polska SA(a)(c)	228,197	8,836,138
Grupa Lotos SA	423,778	9,188,374
Jastrzebska Spolka Weglowa SA	244,926	1,832,652
KGHM Polska Miedz SA(a)	649,943	12,815,754
LPP SA	6,294	11,773,668
mBank SA(a)	70,244	5,705,186
Orange Polska SA(a)	3,052,998	4,900,077
PGE Polska Grupa Energetyczna SA(a)	3,866,780	7,501,959
Polski Koncern Naftowy ORLEN SA	1,379,859	31,488,417
Polskie Gornictwo Naftowe i Gazownictwo SA	7,949,733	9,486,961
Powszechna Kasa Oszczednosci Bank Polski SA	3,999,868	39,425,177
Powszechny Zaklad Ubezpieczen SA	2,741,959	25,811,465
Santander Bank Polska SA	163,863	12,582,791

		242,124,350

Qatar—1.0%
Barwa Real Estate Co.	5,796,063	5,382,115
Commercial Bank PSQC (The)	9,898,896	12,868,700
Industries Qatar QSC	8,304,950	24,677,825

Security	Shares	Value

Qatar (continued)
Masraf Al Rayan QSC	18,547,258	$18,387,695
Mesaieed Petrochemical Holding Co.	18,780,327	14,566,743
Ooredoo QPSC	4,013,137	7,672,254
Qatar Electricity & Water Co. QSC	2,459,446	10,142,738
Qatar Fuel QSC	2,504,864	14,776,748
Qatar Insurance Co. SAQ	7,925,124	6,774,720
Qatar Islamic Bank SAQ	5,589,079	24,117,834
Qatar National Bank QPSC	20,963,166	109,639,391

		249,006,763

Russia — 3.8%
Alrosa PJSC	12,013,590	13,393,071
Gazprom PJSC	44,900,099	156,483,447
Gazprom PJSC, ADR	2,100,269	14,491,856
Inter RAO UES PJSC	164,706,000	10,607,649
LUKOIL PJSC	1,818,058	146,825,694
Magnit PJSC, GDR(e)	1,700,238	22,451,643
Magnitogorsk Iron & Steel Works PJSC	10,386,900	6,524,242
MMC Norilsk Nickel PJSC	294,531	71,135,352
Mobile TeleSystems PJSC, ADR	2,294,103	18,421,647
Moscow Exchange MICEX-RTS PJSC	6,720,570	9,546,440
Novatek PJSC, GDR(e)	423,301	82,078,064
Novolipetsk Steel PJSC	5,463,480	12,207,913
PhosAgro PJSC, GDR(e)	557,728	7,205,846
Polymetal International PLC, New	832,401	12,055,280
Polyus PJSC	103,068	11,860,102
Rosneft Oil Co. PJSC	5,173,017	31,603,659
Rosneft Oil Co. PJSC, GDR(e)	293,831	1,790,606
Sberbank of Russia PJSC	49,803,191	167,627,472
Severstal PJSC	940,073	14,152,342
Surgutneftegas PJSC .	25,471,060	10,496,434
Surgutneftegas PJSC, ADR	704,504	2,892,693
Tatneft PJSC	7,074,540	78,921,964
VTB Bank PJSC	14,660,771,998	8,513,256
X5 Retail Group NV, GDR(e)	662,619	22,864,453

		934,151,125

Saudi Arabia — 2.6%
Advanced Petrochemical Co.	311,842	4,655,971
Al Rajhi Bank	5,851,180	94,381,419
Alinma Bank	3,803,685	22,310,787
Almarai Co. JSC	1,100,735	14,541,664
Bank AlBilad	1,571,528	10,977,693
Bank Al-Jazira	2,048,745	7,374,106
Banque Saudi Fransi	2,473,714	23,083,688
Bupa Arabia for Cooperative Insurance Co.	120,306	3,316,618
Co for Cooperative Insurance (The)(a)	196,743	3,472,522
Dar Al Arkan Real Estate Development Co.(a)	2,566,719	7,910,862
Emaar Economic City(a)	1,583,670	4,222,332
Etihad Etisalat Co.(a)	1,843,362	12,217,980
Jarir Marketing Co.	242,159	10,033,196
National Commercial Bank	5,697,807	72,386,622
National Industrialization Co.(a)	1,511,636	5,505,358
Rabigh Refining & Petrochemical Co.(a)	982,478	5,191,755
Riyad Bank	5,690,533	38,840,122
Sahara International Petrochemical Co.	1,496,690	7,214,695
Samba Financial Group	4,678,491	35,799,369
Saudi Airlines Catering Co.	112,711	2,629,433
Saudi Arabian Fertilizer Co.	729,971	15,375,186
Saudi Arabian Mining Co.(a)	1,909,453	22,552,795
Saudi Basic Industries Corp.	3,651,613	97,260,815

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi British Bank (The)	1,684,514	$14,371,837
Saudi Cement Co.	228,429	3,812,530
Saudi Electricity Co.	3,726,816	20,369,459
Saudi Industrial Investment Group	761,083	4,423,603
Saudi Kayan Petrochemical Co.(a)	3,641,476	10,194,230
Saudi Telecom Co.	1,914,354	50,529,513
Savola Group (The)(a)	1,029,631	8,578,657
Yanbu National Petrochemical Co.	1,050,024	15,005,542

		648,540,359

South Africa — 5.4%
Absa Group Ltd.	3,304,737	33,450,566
Anglo American Platinum Ltd.	254,097	15,575,747
AngloGold Ashanti Ltd.	1,910,748	43,558,825
Aspen Pharmacare Holdings Ltd.	1,821,375	9,440,501
Bid Corp. Ltd.	1,576,982	33,754,451
Bidvest Group Ltd. (The)	1,308,737	15,402,737
Capitec Bank Holdings Ltd.	211,402	15,244,195
Clicks Group Ltd.	1,221,015	16,002,765
Discovery Ltd.	1,813,008	13,751,816
Exxaro Resources Ltd.	1,164,588	10,444,189
FirstRand Ltd.	15,463,592	61,095,637
Fortress REIT Ltd., Series A	5,346,023	7,432,587
Foschini Group Ltd. (The)	1,087,402	10,778,233
Gold Fields Ltd.	3,846,765	23,019,153
Growthpoint Properties Ltd.	13,662,958	20,696,339
Investec Ltd.	1,378,153	7,269,368
Kumba Iron Ore Ltd.	296,824	7,682,285
Liberty Holdings Ltd.	623,446	4,501,417
Life Healthcare Group Holdings Ltd.(b)	6,546,396	9,834,415
Momentum Metropolitan Holdings(a)	4,490,232	4,861,738
Mr. Price Group Ltd.	1,192,123	13,479,911
MTN Group Ltd.	7,844,854	53,004,269
MultiChoice Group Ltd.(a)	2,058,706	18,049,227
Naspers Ltd., Class N	2,028,667	461,454,521
Nedbank Group Ltd.	1,700,967	25,317,760
NEPI Rockcastle PLC	1,771,204	15,688,432
Netcare Ltd.	5,446,079	5,846,453
Old Mutual Ltd.	22,591,257	27,064,129
Pick n Pay Stores Ltd.	1,721,183	6,552,029
PSG Group Ltd.	719,789	9,507,591
Rand Merchant Investment Holdings Ltd.	3,467,382	6,764,064
Redefine Properties Ltd.	25,093,154	12,973,163
Reinet Investments SCA	690,283	11,520,969
Remgro Ltd.	2,482,035	28,068,839
RMB Holdings Ltd.	3,584,119	16,865,748
Sanlam Ltd.	8,473,277	40,598,067
Sappi Ltd.	2,493,526	7,426,179
Sasol Ltd.	2,609,641	49,490,154
Shoprite Holdings Ltd.	2,219,752	16,518,303
SPAR Group Ltd. (The)	889,559	10,184,048
Standard Bank Group Ltd.	5,911,825	69,016,554
Telkom SA SOC Ltd.	1,296,042	6,795,285
Tiger Brands Ltd.	757,685	10,425,326
Truworths International Ltd.	2,076,732	7,203,851
Vodacom Group Ltd.	2,942,678	22,343,713
Woolworths Holdings Ltd./South Africa	4,640,439	16,864,044

		1,332,819,593

South Korea — 10.8%
Amorepacific Corp.(b)	147,431	15,823,348

Security	Shares	Value

South Korea (continued)
AMOREPACIFIC Group(b)	136,731	$6,660,168
BGF retail Co. Ltd.	37,362	6,277,124
BNK Financial Group Inc.	1,273,787	7,045,922
Celltrion Healthcare Co. Ltd.(a)(b)	237,376	8,711,136
Celltrion Inc.(a)(b)	416,037	53,925,952
Celltrion Pharm Inc.(a)(b)	74,722	2,041,939
Cheil Worldwide Inc	332,491	7,246,863
CJ CheilJedang Corp.	37,739	7,119,390
CJ Corp.	65,590	4,413,280
CJ ENM Co. Ltd.	51,865	6,889,642
CJ Logistics Corp.(a)(b)	41,299	4,875,754
Daelim Industrial Co. Ltd.	127,006	10,244,364
Daewoo Engineering & Construction Co. Ltd.(a)	826,889	2,853,578
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	176,691	3,982,385
DB Insurance Co. Ltd.	230,989	9,134,673
Doosan Bobcat Inc.	217,525	6,438,201
E-MART Inc.	95,904	9,184,614
Fila Korea Ltd.(b)	227,560	10,746,280
GS Engineering & Construction Corp.	274,735	7,348,949
GS Holdings Corp.	235,018	9,313,407
GS Retail Co. Ltd.	125,735	4,017,292
Hana Financial Group Inc	1,422,049	38,156,113
Hankook Tire & Technology Co. Ltd.	345,466	8,314,001
Hanmi Pharm Co. Ltd.	30,640	7,095,579
Hanmi Science Co. Ltd.	64,912	2,191,869
Hanon Systems	888,047	8,504,723
Hanwha Chemical Corp	488,080	6,971,132
Hanwha Corp.	182,254	3,686,459
Hanwha Life Insurance Co. Ltd.	1,448,192	3,036,869
HDC Holdings Co. Ltd.	1	10
HDC Hyundai Development Co-Engineering & Construction, Class E	123,680	3,660,622
Helixmith Co. Ltd.(a)(b)	89,845	13,566,688
HLB Inc.(a)(b)	158,182	5,517,597
Hotel Shilla Co. Ltd.(b)	146,325	9,519,430
Hyundai Department Store Co. Ltd.	66,183	4,261,939
Hyundai Engineering & Construction Co. Ltd.	359,136	12,260,288
Hyundai Glovis Co. Ltd.	86,934	11,483,542
Hyundai Heavy Industries Holdings Co. Ltd.	45,561	12,469,326
Hyundai Marine & Fire Insurance Co. Ltd.	290,447	5,731,008
Hyundai Mobis Co. Ltd.	309,638	63,525,319
Hyundai Motor Co.	681,488	72,298,211
Hyundai Steel Co.	371,201	11,430,999
Industrial Bank of Korea	1,140,500	11,675,707
Kakao Corp.	232,377	25,803,679
Kangwon Land Inc.	551,533	12,863,412
KB Financial Group Inc.	1,825,600	59,835,971
KCC Corp.	28,031	5,218,568
Kia Motors Corp.	1,216,926	43,904,781
Korea Aerospace Industries Ltd.	347,487	11,274,501
Korea Electric Power Corp.(a)	1,180,647	24,904,463
Korea Gas Corp.	126,626	4,082,349
Korea Investment Holdings Co. Ltd.	196,067	11,703,318
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	180,044	16,350,745
Korea Zinc Co. Ltd.	39,987	14,360,656
Korean Air Lines Co. Ltd.	211,109	3,869,242
KT&G Corp.	533,668	44,940,463

SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kumho Petrochemical Co. Ltd.	85,295	$4,950,455
LG Chem Ltd.(b)	211,099	57,600,181
LG Corp.	435,934	25,625,181
LG Display Co. Ltd.(a)(b)	1,068,106	12,301,407
LG Electronics Inc.	489,659	24,781,091
LG Household & Health Care Ltd.	43,021	41,875,549
LG Innotek Co. Ltd.	67,382	5,479,568
LG Uplus Corp.	488,597	5,324,648
Lotte Chemical Corp.	79,026	14,679,752
Lotte Corp.(b)	132,410	3,645,716
Lotte Shopping Co. Ltd.	52,151	5,855,551
Medy-Tox Inc.	21,096	6,130,685
Meritz Securities Co. Ltd.	1,227,136	4,817,364
Mirae Asset Daewoo Co. Ltd.	1,893,561	11,631,037
NAVER Corp.	663,346	80,231,322
NCSoft Corp.	76,400	33,871,455
Netmarble Corp.(a)(b)(c)	120,298	9,355,683
NH Investment &Securities Co. Ltd.	653,732	6,638,517
OCI Co. Ltd.	88,331	4,842,253
Orange Life Insurance Ltd.(c)	158,276	3,521,600
Orion Corp./Republic of Korea	110,056	8,186,622
Ottogi Corp.(b)	6,088	2,869,967
Pan Ocean Co. Ltd.(a)	1,201,856	4,822,308
Pearl Abyss Corp.(a)(b)	30,607	4,919,862
POSCO	360,172	62,742,037
POSCO Chemical Co. Ltd.(b)	110,633	4,813,506
Posco International Corp.	231,678	3,509,838
S-1 Corp.	81,572	6,801,876
Samsung Biologics Co. Ltd.(a)(b)(c)	77,550	17,222,663
Samsung C&T Corp.	389,770	27,802,789
Samsung Card Co. Ltd.	139,910	3,829,116
Samsung Electro-Mechanics Co. Ltd.(b)	260,888	19,191,018
Samsung Electronics Co. Ltd.	22,021,583	799,958,433
Samsung Engineering Co. Ltd.(a)	735,893	9,417,000
Samsung Fire & Marine Insurance Co. Ltd.	142,197	26,883,891
Samsung Heavy Industries Co. Ltd.(a)	2,047,657	13,101,624
Samsung Life Insurance Co. Ltd.	322,174	18,140,158
Samsung SDI Co. Ltd.	255,252	52,578,224
Samsung SDS Co. Ltd.	162,573	26,306,962
Samsung Securities Co. Ltd.	299,095	8,716,659
Shinhan Financial Group Co. Ltd.	2,116,638	71,209,906
Shinsegae Inc.	34,549	6,588,911
SillaJen Inc.(a)(b)	286,604	2,484,493
SK Holdings Co. Ltd.	157,371	25,984,892
SK Hynix Inc.	2,524,653	161,327,672
SK Innovation Co. Ltd.	255,173	34,760,409
SK Telecom Co. Ltd.	90,336	17,862,103
S-Oil Corp.	208,482	16,644,136
Woongjin Coway Co. Ltd.	242,522	16,858,908
Woori Financial Group Inc.	2,292,058	22,518,465
Yuhan Corp.	42,724	8,095,074

		2,668,072,377

Taiwan — 11.1%
Acer Inc.(b)	13,774,121	7,542,658
Advantech Co. Ltd.(b)	1,668,126	14,179,868
Airtac International Group(b)	601,000	6,189,860
ASE Technology Holding Co. Ltd.	16,192,110	36,807,280
Asia Cement Corp.	10,050,077	13,758,463
Asustek Computer Inc.(b)	3,339,968	21,692,247
AU Optronics Corp.(b)	39,754,000	10,353,000

Security	Shares	Value

Taiwan (continued)
Catcher Technology Co. Ltd.(b)	3,077,210	$21,602,190
Cathay Financial Holding Co. Ltd.(b)	34,943,644	44,666,899
Chailease Holding Co. Ltd.	5,588,911	22,152,799
Chang Hwa Commercial Bank Ltd.	25,940,244	16,682,360
Cheng Shin Rubber Industry Co. Ltd.(b)	9,226,128	12,924,216
Chicony Electronics Co. Ltd.	2,735,998	7,682,745
China Airlines Ltd.	11,839,347	3,482,826
China Development Financial Holding Corp	60,205,848	17,423,469
China Life Insurance Co. Ltd./Taiwan(a)	12,348,490	9,671,215
China Steel Corp.(b)	54,237,313	39,974,333
Chunghwa Telecom Co. Ltd.	17,279,410	59,963,569
Compal Electronics Inc.(b)	18,518,908	10,583,075
CTBC Financial Holding Co. Ltd.	83,721,772	54,241,899
Delta Electronics Inc	9,084,000	42,368,863
E.Sun Financial Holding Co. Ltd.	48,001,170	38,587,378
Eclat Textile Co. Ltd.(b)	912,427	11,154,790
Eva Airways Corp.	9,992,953	4,501,760
Evergreen Marine Corp. Taiwan Ltd.	10,451,663	4,275,832
Far Eastern New Century Corp	14,605,038	13,251,945
Far EasTone Telecommunications Co. Ltd.	7,371,000	17,177,880
Feng TAY Enterprise Co. Ltd.	1,546,281	10,067,318
First Financial Holding Co. Ltd.	44,903,026	30,735,914
Formosa Chemicals & Fibre Corp.	16,213,090	45,475,111
Formosa Petrochemical Corp.(b)	5,742,000	17,768,940
Formosa Plastics Corp	20,620,280	61,775,497
Formosa Taffeta Co. Ltd.	4,051,000	4,391,485
Foxconn Technology Co. Ltd.	4,405,637	8,892,626
Fubon Financial Holding Co. Ltd.(b)	30,566,969	42,478,453
Giant Manufacturing Co. Ltd.	1,405,203	9,775,131
Globalwafers Co. Ltd.(b)	1,049,000	9,618,338
Highwealth Construction Corp.(b)	3,906,170	6,155,855
Hiwin Technologies Corp.(b)	1,141,649	9,250,228
Hon Hai Precision Industry Co. Ltd.(b)	57,760,873	136,448,799
Hotai Motor Co. Ltd.(b)	1,393,000	19,624,403
Hua Nan Financial Holdings Co. Ltd.	36,709,615	23,316,040
Innolux Corp.(b)	39,502,002	8,828,528
Inventec Corp.(b)	11,755,281	8,046,436
Largan Precision Co. Ltd.	477,000	59,074,499
Lite-On Technology Corp	9,850,246	15,680,111
MediaTek Inc.(b)	6,986,338	81,740,822
Mega Financial Holding Co. Ltd.	49,367,162	45,186,434
Micro-Star International Co. Ltd.(b)	3,198,000	8,532,073
Nan Ya Plastics Corp.(b)	23,703,160	51,919,051
Nanya Technology Corp.(b)	5,637,000	12,634,346
Nien Made Enterprise Co. Ltd.	804,000	7,039,159
Novatek Microelectronics Corp.(b)	2,701,000	15,994,460
Pegatron Corp.(b)	9,105,414	15,190,184
Phison Electronics Corp	734,535	6,746,684
Pou Chen Corp.	10,118,220	12,627,642
Powertech Technology Inc.	3,615,300	8,644,031
President Chain Store Corp.(b)	2,643,000	24,570,392
Quanta Computer Inc.(b)	12,325,000	22,170,089
Realtek Semiconductor Corp.(b)	2,275,637	15,576,630
Ruentex Development Co. Ltd.	2,675,458	3,624,347
Ruentex Industries Ltd.(b)	1,680,958	3,730,111
Shanghai Commercial & Savings Bank Ltd. (The)(b)	14,108,000	22,817,141
Shin Kong Financial Holding Co. Ltd.(b)	49,208,088	14,413,066
SinoPac Financial Holdings Co. Ltd.	49,849,626	18,806,688
Standard Foods Corp.	2,214,615	4,385,516

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Synnex Technology International Corp.	6,601,834	$7,776,754
TaiMed Biologics Inc.(a)	942,000	4,378,606
Taishin Financial Holding Co. Ltd.	43,126,482	18,398,435
Taiwan Business Bank	18,489,493	7,240,394
Taiwan Cement Corp.	22,602,898	27,668,941
Taiwan Cooperative Financial Holding Co. Ltd.	41,133,869	26,191,575
Taiwan High Speed Rail Corp.	9,066,000	10,939,236
Taiwan Mobile Co. Ltd.	7,354,600	26,224,616
Taiwan Semiconductor Manufacturing Co. Ltd.	113,882,000	939,046,100
Tatung Co. Ltd.(a)(b)	8,904,000	4,776,581
Uni-President Enterprises Corp.	22,283,839	54,343,905
United Microelectronics Corp	53,907,000	23,083,386
Vanguard International Semiconductor Corp.(b)	4,239,000	8,637,249
Walsin Technology Corp.(b)	1,476,000	7,424,642
Win Semiconductors Corp.	1,583,000	13,128,669
Winbond Electronics Corp.(b)	14,224,000	7,721,082
Wistron Corp.	13,248,940	10,502,980
WPG Holdings Ltd.	7,382,449	9,342,641
Yageo Corp.(b)	1,218,861	8,808,706
Yuanta Financial Holding Co. Ltd.	46,146,635	26,518,522
Zhen Ding Technology Holding Ltd.	2,330,075	8,605,180

		2,737,404,197

Thailand — 2.9%
Advanced Info Service PCL, NVDR	5,496,200	41,708,019
Airports of Thailand PCL, NVDR	19,775,400	46,572,207
Bangkok Bank PCL, Foreign	2,141,700	12,014,116
Bangkok Dusit Medical Services PCL, NVDR	43,556,400	33,622,734
Bangkok Expressway & Metro PCL, NVDR	36,017,600	13,194,770
Banpu PCL, NVDR	20,415,100	8,480,555
Berli Jucker PCL, NVDR	5,866,600	10,410,109
BTS Group Holdings PCL, NVDR(b)	30,790,200	13,596,130
Bumrungrad Hospital PCL, NVDR	2,029,600	9,194,524
Central Pattana PCL, NVDR(b)	10,414,800	22,909,324
Charoen Pokphand Foods PCL, NVDR	17,985,400	17,354,462
CPALL PCL, NVDR	26,860,000	73,799,657
Electricity Generating PCL, NVDR	1,252,000	13,759,817
Energy Absolute PCL, NVDR(b)	7,853,300	12,137,327
Gulf Energy Development PCL, NVDR	2,503,900	11,875,558
Home Product Center PCL, NVDR	26,071,714	15,350,097
Indorama Ventures PCL, NVDR(b)	8,000,680	9,224,760
Intouch Holdings PCL, NVDR	9,702,900	20,311,901
IRPC PCL, NVDR(b)	52,206,100	6,762,161
Kasikornbank PCL, Foreign	5,905,700	30,907,253
Kasikornbank PCL, NVDR	3,270,300	17,114,989
Krung Thai Bank PCL, NVDR	16,423,900	9,240,039
Land & Houses PCL, NVDR	37,186,500	13,136,453
Minor International PCL, NVDR	12,793,420	15,901,544
Muangthai Capital PCL, NVDR(b)	3,015,800	5,425,431
PTT Exploration & Production PCL, NVDR	6,435,539	26,207,363
PTT Global Chemical PCL, NVDR	10,594,930	18,453,840
PTT PCL, NVDR	52,408,600	75,855,116
Ratch Group PCL, NVDR	3,194,300	7,679,485
Robinson PCL, NVDR	2,505,700	5,265,884
Siam Cement PCL (The),NVDR	3,580,800	48,723,945
Siam Commercial Bank PCL (The),NVDR	3,847,200	15,541,065
Thai Oil PCL, NVDR(b)	5,382,900	11,928,742
Thai Union Group PCL, NVDR(b)	15,024,800	8,551,199
TMB Bank PCL, NVDR	54,118,800	2,761,479
Total Access Communication PCL, NVDR	3,112,000	6,260,136

Security	Shares	Value

Thailand (continued)
True Corp. PCL, NVDR	54,120,301	$11,152,437

		722,384,628

Turkey — 0.5%
Akbank T.A.S.(a)	13,004,393	15,490,322
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,007,466	4,423,253
Arcelik AS(a)	939,339	2,755,341
Aselsan Elektronik Sanayi Ve Ticaret AS(b)	1,681,068	5,262,850
BIM Birlesik Magazalar AS	1,979,506	15,975,348
Enka Insaat ve Sanayi AS	2	2
Eregli Demir ve Celik Fabrikalari TAS	6,444,399	7,090,083
Ford Otomotiv Sanayi AS	334,851	3,376,528
Haci Omer Sabanci Holding AS	4,235,223	6,375,096
KOC Holding AS	3,476,027	10,434,793
TAV Havalimanlari Holding AS	840,876	3,406,080
Tupras Turkiye Petrol Rafinerileri AS	576,740	12,472,729
Turk Hava Yollari AO(a)(b)	2,465,926	4,782,658
Turkcell Iletisim Hizmetleri AS	5,090,509	11,297,195
Turkiye Garanti Bankasi AS(a)	10,456,019	15,972,293
Turkiye Is Bankasi AS, Class C(a)	7,089,296	6,704,488
Turkiye Sise ve Cam Fabrikalari AS	3,118,668	2,317,757

		128,136,816

United Arab Emirates — 0.8%
Abu Dhabi Commercial Bank PJSC	12,902,982	30,526,092
Aldar Properties PJSC	17,173,114	10,472,694
DP World PLC	791,500	11,081,000
Dubai Islamic Bank PJSC	8,729,773	12,168,422
Emaar Development PJSC	3,216,365	3,598,889
Emaar Malls PJSC.	10,778,334	5,692,653
Emaar Properties PJSC	16,378,154	22,071,481
Emirates Telecommunications Group Co. PJSC	8,332,906	38,339,330
First Abu Dhabi Bank PJSC	12,712,588	52,814,095

		186,764,656

Total Common Stocks — 96.2% (Cost: $21,814,621,959)		23,693,940,854

Preferred Stocks

Brazil — 2.5%
Banco Bradesco SA, Preference Shares, NVS	18,467,715	147,260,832
Braskem SA, Class A, Preference Shares, NVS	895,000	6,112,216
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	1,152,437	13,093,974
Cia. Brasileira de Distribuicao, Preference Shares, NVS	733,586	15,544,453
Cia. Energetica de Minas Gerais, Preference Shares, NVS	4,277,810	15,280,111
Gerdau SA, Preference Shares, NVS	4,887,385	15,222,072
Itau Unibanco Holding SA, Preference Shares, NVS	22,338,579	183,478,866
Itausa-Investimentos Itau SA, Preference Shares, NVS	20,464,592	60,865,843
Lojas Americanas SA, Preference Shares, NVS	3,499,824	15,863,633
Petroleo Brasileiro SA, Preference Shares, NVS	19,213,527	118,567,576
Telefonica Brasil SA, Preference Shares, NVS	2,057,867	26,728,068

		618,017,644

SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	1,428,723	$4,428,590
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	548,230	13,562,411

		17,991,001

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	2,115,600	26,400,217
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	16,839,507	6,317,888
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	448,767	4,051,351

		36,769,456

Russia — 0.1%
Surgutneftegas PJSC,Preference Shares, NVS	31,309,400	15,156,172
Transneft PJSC, Preference Shares	2,452	5,536,314

		20,692,486

South Korea — 0.6%
Amorepacific Corp., Preference Shares, NVS	45,287	2,699,460
Hyundai Motor Co. Preference Shares, NVS	114,044	7,155,702
Series 2, Preference Shares, NVS	180,623	12,884,068
LG Chem Ltd., Preference Shares, NVS	37,322	5,546,303
LG Household & Health Care Ltd., Preference Shares, NVS	10,290	6,167,629
Samsung Electronics Co. Ltd., Preference Shares, NVS	3,865,419	117,598,093

		152,051,255

Total Preferred Stocks — 3.4% (Cost: $544,712,971)		845,521,842

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 09/21/19)(a)	126,729	251,177

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/25/19)(a)	188,246	0	(f)

Total Rights — 0.0% (Cost: $0)		251,177

Security		Par/ Shares	Value

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	8,220,150	$117,393

Total Corporate Bonds & Notes — 0.0% (Cost: $117,221)			117,393

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(g)(h)(i)		639,656,107	639,975,935
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(g)(h)		50,332,000	50,332,000

			690,307,935

Total Short-Term Investments — 2.8% (Cost: $690,014,334)			690,307,935

Total Investments in Securities — 102.4% (Cost: $23,049,466,485)			25,230,139,201

Other Assets, Less Liabilities — (2.4)%			(598,564,610)

Net Assets — 100.0%			$24,631,574,591

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,641,918,956	(1,002,262,849)	639,656,107	$639,975,935	$20,107,516	(b)	$525,379	$ (115,608)
BlackRock Cash Funds: Treasury, SL Agency Shares	97,280,989	(46,948,989)	50,332,000	50,332,000	1,108,372		—	—

				$690,307,935	$21,215,888		$525,379	$ (115,608)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	1,587	09/20/19	$78,080	$(2,148,369)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,148,369

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,483,668)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(469,999)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,341,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$23,687,265,272	$19,532		$6,656,050	$23,693,940,854
Preferred Stocks	845,521,842	—		—	845,521,842
Rights	251,177	0	(a)	—	251,177
Corporate Bonds & Notes	—	117,393		—	117,393
Money Market Funds	690,307,935	—		—	690,307,935

	$25,223,346,226	$136,925		$6,656,050	$25,230,139,201

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(2,148,369)	$—		$—	$(2,148,369)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$24,539,831,266
Affiliated(c)	256,766,847	690,307,935
Cash	12	10,758,782
Foreign currency, at value(d)	96	20,450,578
Cash pledged:
Futures contracts	—	4,168,000
Receivables:
Investments sold	—	7,062,461
Securities lending income — Affiliated	10,717	1,215,388
Variation margin on futures contracts	—	634,808
Capital shares sold	18,718,649	—
Dividends	5,223	44,789,247
Tax reclaims	—	357,257
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,502,252	—

Total assets	280,003,796	25,319,575,722

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	4,110,000	—
Collateral on securities loaned, at value	71,516,250	639,047,264
Deferred foreign capital gain tax	—	22,244,255
Payables:
Investments purchased	23,378,834	510,196
Bank borrowings	—	10,004,307
Capital shares redeemed	—	197,010
Investment advisory fees	—	15,352,253
Foreign taxes	—	645,846
Unrealized depreciation on:
Forward foreign currency exchange contracts	623,169	—

Total liabilities	99,628,253	688,001,131

NET ASSETS	$180,375,543	$24,631,574,591

NET ASSETS CONSIST OF:
Paid-in capital	$196,310,518	$33,747,360,542
Accumulated loss	(15,934,975)	(9,115,785,951)

NET ASSETS	$180,375,543	$24,631,574,591

Shares outstanding	7,400,000	612,450,000

Net asset value	$24.38	$40.22

Shares authorized	250 million	2 billion

Par value	$0.001	$0.001

(a) Securities loaned, at value	$70,533,450	$604,602,371
(b) Investments, at cost — Unaffiliated	$—	$22,359,452,151
(c) Investments, at cost — Affiliated	$268,227,636	$690,014,334
(d) Foreign currency, at cost	$96	$20,420,086

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

Year Ended August 31, 2019

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$971,057,954
Dividends — Affiliated	5,729,493	1,108,372
Interest — Unaffiliated	—	81,807
Securities lending income — Affiliated — net(a)	97,599	20,107,516
Foreign taxes withheld	—	(101,184,625)
Other foreign taxes	—	(1,049,285)

Total investment income	5,827,092	890,121,739

EXPENSES
Investment advisory fees	2,045,870	212,553,877
Commitment fees	—	176,169
Professional fees	—	1,662
Mauritius income taxes	—	1,177,257
Interest expense	—	18,454

Total expenses	2,045,870	213,927,419
Less:
Investment advisory fees waived	(2,045,870)	—

Total expenses after fees waived	—	213,927,419

Net investment income	5,827,092	676,194,320

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(461,787,857)
Investments — Affiliated	(2,060,037)	525,379
In-kind redemptions — Unaffiliated	—	704,934,002
In-kind redemptions — Affiliated	6,008,358	—
Futures contracts	—	(1,483,668)
Forward foreign currency exchange contracts	5,580,170	—
Foreign currency transactions	—	(12,104,264)

Net realized gain	9,528,491	230,083,592

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	—	(2,464,887,980)
Investments — Affiliated	(23,160,464)	(115,608)
Futures contracts	—	(469,999)
Forward foreign currency exchange contracts	(3,184,226)	—
Foreign currency translations	—	1,082,856

Net change in unrealized appreciation (depreciation)	(26,344,690)	(2,464,390,731)

Net realized and unrealized loss	(16,816,199)	(2,234,307,139)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,989,107)	$(1,558,112,819)

(a) Net of securities lending income tax paid of	$—	$827,905
(b) Net of foreign capital gain tax of	$—	$191,869
(c) Net of deferred foreign capital gain tax of	$—	$(26,296,886)

See notes to financial statements.

28	2019 SHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,827,092	$9,047,280	$676,194,320	$678,464,472
Net realized gain	9,528,491	33,646,135	230,083,592	508,209,075
Net change in unrealized appreciation (depreciation)	(26,344,690)	(30,845,086)	(2,464,390,731)	(1,724,206,375

Net increase (decrease) in net assets resulting from operations	(10,989,107)	11,848,329	(1,558,112,819)	(537,532,828)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(5,899,803)	(9,015,264)	(665,424,186)	(789,458,393)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(147,063,312)	(52,262,674)	(4,293,900,423)	(3,415,886,805)

NET ASSETS(b)
Total decrease in net assets	(163,952,222)	(49,429,609)	(6,517,437,428)	(4,742,878,026)
Beginning of year	344,327,765	393,757,374	31,149,012,019	35,891,890,045

End of year	$180,375,543	$344,327,765	$24,631,574,591	$31,149,012,019

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 09/23/14(a) to 08/31/15

Net asset value, beginning of period	$25.70	$25.57	$21.72	$21.40	$24.44

Net investment income(b)	0.55	0.60	0.36	0.50	0.41
Net realized and unrealized gain (loss)(c)	(1.27)	0.12	3.83	1.08	(2.80)

Net increase (decrease) from investment operations	(0.72)	0.72	4.19	1.58	(2.39)

Distributions(d)
From net investment income	(0.60)	(0.59)	(0.34)	(0.48)	(0.65)
From net realized gain	—	—	—	(0.78)	—

Total distributions	(0.60)	(0.59)	(0.34)	(1.26)	(0.65)

Net asset value, end of period	$24.38	$25.70	$25.57	$21.72	$21.40

Total Return
Based on net asset value	(2.72)%	2.77%	19.55%	7.84%	(10.01	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.78%	0.78%	0.78%	0.78%	0.78	%(g)

Total expenses after fees waived(f)	0.00%	0.00%	0.00%	0.00%	0.02	%(g)

Net investment income	2.22%	2.25%	1.56%	2.42%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$180,376	$344,328	$393,757	$180,254	$211,865

Portfolio turnover rate(h)(i)	7%	7%	4%	11%	7	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$43.24	$44.76		$36.74	$33.79	$45.11

Net investment income(a)	0.90	0.83	(b)	0.75	0.72	0.73
Net realized and unrealized gain (loss)(c)	(3.02)	(1.36)		7.86	3.00	(11.21)

Net increase (decrease) from investment operations	(2.12)	(0.53)		8.61	3.72	(10.48)

Distributions(d)
From net investment income	(0.90)	(0.99)		(0.59)	(0.77)	(0.84)

Total distributions	(0.90)	(0.99)		(0.59)	(0.77)	(0.84)

Net asset value, end of year	$40.22	$43.24		$44.76	$36.74	$33.79

Total Return
Based on net asset value	(4.87)%	(1.28	)%(b)	23.80%	11.28%	(23.46)%

Ratios to Average Net Assets
Total expenses	0.68%	0.67%		0.69%	0.72%	0.69%

Total expenses after fees waived	0.68%	0.67%		0.69%	0.72%	0.69%

Total expenses excluding professional fees for foreign withholding tax claims	0.68%	0.67%		0.69%	N/A	N/A

Net investment income	2.16%	1.78	%(b)	1.92%	2.15%	1.79%

Supplemental Data
Net assets, end of year (000)	$24,631,575	$31,149,012		$35,891,890	$30,866,469	$21,000,865

Portfolio turnover rate(e)	15%	16%		9%	23%	10%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2018:
•	Net investment income per share by $0.02.
•	Total return by 0.07%.
•	Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Diversified	(a)
MSCI Emerging Markets	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exists.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Currency Hedged MSCI Emerging Markets
BofA Securities, Inc.	$70,533,450	$70,533,450	$—	$—

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Emerging Markets
Barclays Bank PLC	$719,726	$719,726	$—	$—
Barclays Capital Inc.	5,939,000	5,939,000	—	—
BNP Paribas Prime Brokerage International Ltd.	90,811	90,811	—	—
BNP Paribas Securities Corp.	4,803,849	4,803,849	—	—
BofA Securities, Inc.	1,372,356	1,372,356	—	—
Citigroup Global Markets Inc.	55,739,042	55,739,042	—	—
Citigroup Global Markets Ltd.	23,874,773	23,874,773	—	—
Credit Suisse Securities (USA) LLC	30,330,673	30,330,673	—	—
Deutsche Bank Securities Inc.	6,618,360	6,618,360	—	—
Goldman Sachs & Co.	61,352,564	61,352,564	—	—
Goldman Sachs International	22,811,807	22,811,807	—	—
HSBC Bank PLC	19,893,263	19,780,543	—	(112,720	)(b)
Jefferies LLC	2,194,127	2,194,127	—	—
JPMorgan Securities LLC	56,699,622	56,699,622	—	—
JPMorgan Securities PLC	17,944,709	17,944,709	—	—
Macquarie Bank Limited	29,628,287	29,628,287	—	—
Morgan Stanley & Co. International PLC	103,600,853	103,600,853	—	—
Morgan Stanley & Co. LLC	120,512,310	120,512,310	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	8,130,380	8,130,380	—	—
Nomura Securities International Inc.	384,887	384,887	—	—
Scotia Capital (USA) Inc.	26,413,109	26,413,109	—	—
SG Americas Securities LLC	1,825,210	1,669,147	—	(156,063	)(b)
State Street Bank & Trust Company	45,104	45,104	—	—
UBS AG	790,205	790,205	—	—
UBS Securities LLC	129,100	129,100	—	—
Wells Fargo Securities LLC	2,758,244	2,758,244	—	—

	$604,602,371	$604,333,588	$—	$(268,783)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equalization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the following Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Emerging Markets	0.78%

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Emerging Markets	$33,478
MSCI Emerging Markets	4,833,244

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Emerging Markets	$29,281,117	$80,223,275	$(51,332,706)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$23,253,849	$18,937,950
MSCI Emerging Markets	4,706,717,785	6,508,929,559

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$84,127,883	$232,990,711
MSCI Emerging Markets	1,514,455,560	3,977,006,807

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Currency Hedged MSCI Emerging Markets	$3,281,113	$(3,281,113)
MSCI Emerging Markets	(269,356,631)	269,356,631

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
Currency Hedged MSCI Emerging Markets
Ordinary income	$5,899,803	$9,015,264

MSCI Emerging Markets
Ordinary income	$665,424,186	$789,458,393

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Emerging Markets	$15,824	$(3,415,800)	$(12,534,999)	$(15,934,975)
MSCI Emerging Markets	261,918,613	(10,625,028,180)	1,247,323,616	(9,115,785,951)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended August 31, 2019, the iShares Currency Hedged MSCI Emerging Markets ETF utilized $2,323,218 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$269,636,373	$957,696	$(13,492,695)	$(12,534,999)
MSCI Emerging Markets	23,960,055,855	5,248,801,455	(3,978,718,109)	1,270,083,346

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	LINE OF CREDIT

The iShares MSCI Emerging Markets ETFs, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets	$16,072,120	$547,015	3.17%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Emerging Markets
Shares sold	3,450,000	$84,956,699	2,800,000	$73,618,617
Shares redeemed	(9,450,000)	(232,020,011)	(4,800,000)	(125,881,291)

Net decrease	(6,000,000)	$(147,063,312)	(2,000,000)	$(52,262,674)

MSCI Emerging Markets
Shares sold	90,000,000	$3,758,906,782	110,250,000	$5,376,896,402
Shares redeemed	(198,000,000)	(8,052,807,205)	(191,700,000)	(8,792,783,207)

Net decrease	(108,000,000)	$(4,293,900,423)	(81,450,000)	$(3,415,886,805)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Currency Hedged MSCI Emerging Markets	$9,015,264
MSCI Emerging Markets	789,458,393

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Currency Hedged MSCI Emerging Markets	$88,535
MSCI Emerging Markets	169,219,344

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Currency Hedged MSCI Emerging Markets ETF and

iShares MSCI Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$4,742,061
MSCI Emerging Markets	598,543,166

For the fiscal year ended August 31, 2019, the iShares Currency Hedged MSCI Emerging Markets ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$6,469,181	$742,081

For the fiscal year ended August 31, 2019, the iShares MSCI Emerging Markets ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets	$973,096,007	$93,957,800

IMPORTANT TAX INFORMATION	43

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory Contract  (continued)

and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Currency Hedged MSCI Emerging Markets(a)	$0.597439	$—	$0.002862	$0.600301	100%	—%	0	%(b)	100%
MSCI Emerging Markets(a)	0.890829	—	0.004397	0.895226	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Emerging Markets ETF

Period Covered: September 25, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.25
Greater than 0.5% and Less than 1.0%	18	1.50
Greater than 0.0% and Less than 0.5%	663	55.35
At NAV	37	3.09
Less than 0.0% and Greater than –0.5%	464	38.73
Less than –0.5% and Greater than –1.0%	12	1.00

	1,198	100.00%

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Emerging Markets ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	5	0.36%
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	55	3.98
Greater than 0.5% and Less than 1.0%	217	15.70
Greater than 0.0% and Less than 0.5%	471	34.09
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	340	24.60
Less than –0.5% and Greater than –1.0%	162	11.72
Less than –1.0% and Greater than –1.5%	66	4.78
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

SUPPLEMENTAL INFORMATION	49

Supplemental Information  (unaudited) (continued)

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018 was USD 3.13 million. This figure is comprised of fixed remuneration of USD 1.35 million and variable remuneration of USD 1.78 million. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 434.64 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 57.01 thousand.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006);Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	51

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	53

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

Counterparty Abbreviations

CITI	Citibank N.A.

DB	Deutsche Bank AG London

GS	Goldman Sachs & Co.

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

UBS	UBS AG

Currency Abbreviations

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

RUB	New Russian Ruble

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares, Inc.

▶	iShares Edge MSCI Min Vol Emerging Markets ETF | EEMV | Cboe BZX

▶	iShares Edge MSCI Min Vol Global ETF | ACWV | Cboe BZX

▶	iShares Edge MSCI Multifactor Emerging Markets ETF | EMGF | Cboe BZX

▶	iShares ESG MSCI EM ETF | ESGE | NASDAQ

▶	iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF

Investment Objective

The iShares Edge MSCI Min Vol Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.44)%	0.62%	4.38%	(1.44)%	3.12%	40.13%
Fund Market	(1.40)	0.56	4.36	(1.40)	2.81	39.96
Index	(1.25)	0.84	4.61	(1.25)	4.25	42.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 972.90	$ 1.24		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® Edge MSCI Min Vol Emerging Markets ETF

Portfolio Management Commentary

Lower volatility emerging market stocks declined modestly for the reporting period amid slower global growth and pressure from a strengthening U.S. dollar. Chinese stocks were the largest detractors from the Index’s return, with the information technology sector posting the most significant decline. Software companies were negatively affected by stalling domestic economic growth, slowing advertising revenues, and new restrictions on video games. Pro-democracy protests in Hong Kong also weighed on the Index’s return. The protests led to market volatility in Hong Kong, where many Chinese companies in the Index are listed. Similarly, the premium paid for the same stock in mainland China relative to Hong Kong increased sharply, reflecting less demand for Chinese stocks in Hong Kong.

South Korean stocks also detracted notably, pressured by both regional and domestic trade tensions. The U.S.-China trade conflict weighed on South Korean stocks, and a diplomatic dispute with Japan, which resulted in restrictions on some imports used for chip production, challenged the information technology sector. Malaysian stocks were another source of weakness, as bank stocks were constrained by an interest rate reduction from the country’s central bank and the government’s discussion of a windfall tax on bank profits.

In contrast, Thai stocks advanced despite slowing economic growth. Industrials stocks were the most significant contributors, due in part to substantial infrastructure projects initiated by the government to support economic expansion. Indonesian stocks also contributed, due in large part to strong performance from the banking industry, where deposit and loan growth drove profits.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI Emerging Markets Index. The minimum volatility factor, which tends to outperform when markets become volatile, minimized the downside during the reporting period. In the process of seeking lower-volatility stocks, the Index shifted away from Indonesian equities, while still maintaining an overweight position. The largest contribution to the Index’s relative return came from stock selection in India and an underweight in South Korean equities. Conversely, underweight positions in Brazilian and Russian stocks detracted from performance.

Turning to sectors, the investment process led to increased exposure to the financials sector, while moving away from information technology. The mix of holdings in the materials and information technology sectors led relative contribution, while selection in the energy sector detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	29.1%
Communication Services	13.4
Consumer Staples	11.4
Consumer Discretionary	9.0
Information Technology	8.9
Utilities	7.7
Industrials	7.5
Materials	4.5
Health Care	3.9
Energy	3.3
Real Estate	1.3

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
China	26.9%
Taiwan	15.2
India	8.8
Thailand	8.0
South Korea	6.5
Malaysia	6.1
Saudi Arabia	4.0
Indonesia	4.0
Philippines	3.4
Qatar	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2019	iShares® Edge MSCI Min Vol Global ETF

Investment Objective

The iShares Edge MSCI Min Vol Global ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.99%	8.95%	10.72%	9.99%	53.53%	122.93%
Fund Market	10.34	9.00	10.72	10.34	53.88	123.00
Index	9.71	8.70	10.45	9.71	51.75	118.64

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,080.30	$ 1.05		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® Edge MSCI Min Vol Global ETF

Portfolio Management Commentary

Lower volatility global stocks advanced notably, driven mostly by the U.S., where relatively strong economic growth and an interest rate decrease by the Fed late in the reporting period benefited equities. Consequently, stocks from the U.S. were the largest contributors to the Index’s return, led by the utilities sector. Utilities stocks are among the most sensitive to changes in interest rates, as they frequently pay dividends and are more attractive to investors when interest rates are low, making their yields relatively higher. Electric utilities also benefited from cost-cutting measures, growth in customers, and attractive financing terms for capital improvements.

The U.S. consumer staples sector was another a source of strength as household products companies benefited from higher prices and brisk consumer spending, while soft drink companies gained amid a shift toward healthier drinks. Real estate stocks advanced, as falling interest rates and volatile markets made the sector more attractive for investors looking to reduce exposure to risk.

Canadian stocks contributed modestly to the Index’s return, due almost entirely to strength in the materials sector, where gold mining companies led the advance. Investor concerns about slowing global growth drove up demand for gold, leading to higher prices. Swiss companies also added to performance, most notably in the consumer staples sector, as food manufacturers benefited from strong sales growth, particularly of premium products, and rising international demand. On the downside, stocks from China, India, and Malaysia were detractors, as trade tensions and slowing global growth had a relatively larger impact on emerging markets.

In terms of relative performance, the Index strongly outperformed the broader market, as measured by the MSCI ACWI Index. The minimum-volatility strategy limited the downside amid slowing growth, more accommodative central bank policy, and increased geopolitical risks. In the process of seeking lower-volatility stocks, the Index shifted away from U.S. equities, and increased its position in Swiss and Canadian stocks. The mix of stocks held by the Index in the U.S. and Canada drove relative performance. Favorable stock selection in Japanese equities was also beneficial and more than offset the negative effect of an overweight position. Turning to sectors, the investment process led to increased exposure to financials, shifting to a modest overweight. Stock selection in materials and financials made the largest contributions to relative return, and an overweight in utilities also contributed.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	17.7%
Consumer Staples	13.6
Information Technology	10.9
Communication Services	10.3
Health Care	8.8
Real Estate	8.6
Utilities	8.6
Consumer Discretionary	8.4
Industrials	7.7
Materials	4.4
Energy	1.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
United States	51.8%
Japan	12.1
Switzerland	6.3
Canada	4.0
Taiwan	3.6
Hong Kong	3.0
India	2.9
China	1.7
United Kingdom	1.1
Singapore	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2019	iShares® Edge MSCI Multifactor Emerging Markets ETF

Investment Objective

The iShares Edge MSCI Multifactor Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(7.16)%	7.05%	(7.16)%	28.98%
Fund Market	(7.22)	6.97	(7.22)	28.62
Index	(6.61)	7.25	(6.61)	29.80

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 956.90	$ 2.22		$ 1,000.00	$ 1,022.90	$ 2.29		0.45%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® Edge MSCI Multifactor Emerging Markets ETF

Portfolio Management Commentary

Emerging market stocks with exposure to target factors struggled for the reporting period, posting a negative return. South Korean stocks were the top detractors from the Index’s return, pressured by both regional and domestic trade tensions. The conflict between the U.S. and China negatively affected South Korean stocks, and a diplomatic dispute with Japan resulted in restrictions on some imports used for chip production. Consequently, the South Korean information technology sector struggled, particularly the technology hardware, storage, and peripherals industry.

Chinese stocks posted a negative return, also driven by weakness in the information technology sector, which was pressured by stalling domestic economic growth and new restrictions on video games. Pro-democracy protests in Hong Kong also weighed on the Index’s return.

Taiwanese stocks also struggled. The electronics components industry faced challenges due to oversupply in the market for flat LCD panels and stiff competition from Chinese manufacturers. Weak demand for passive electronic components amid trade uncertainty further constrained the industry. Indonesia was also a detractor, driven by the paper products industry, which declined amid investor concerns about the effect of trade tensions on wood pulp prices.

On the upside, Brazilian stocks were a source of strength, as progress toward implementing a new pension reform law improved investor confidence. Brazilian financials stocks led the advance, and the insurance industry boosted profits with more policy sales and increased pension contributions.

For the reporting period, the Index underperformed relative to the broader market, as represented by the MSCI Emerging Markets Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size detracted from the Index’s performance the most, while momentum contributed to relative performance.

In the process of seeking companies with a favorable combination of style factors, the Index’s positioning shifted, increasing exposure to the newly-created communication services sector while moving away from information technology. These shifts partially reflected changes to the classification scheme for sectors and the addition of countries to the Index. The mix of stocks held in the information technology sector was the largest detractor from relative performance, while stock selection in the consumer discretionary sector was the largest contributor. Looking at countries, stock selection in China weighed on performance, but selection of Brazilian and South African stocks helped the Index’s return relative to the broader market.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	18.7%
Information Technology	16.5
Consumer Discretionary	16.1
Communication Services	10.6
Materials	8.5
Industrials	7.9
Health Care	7.5
Real Estate	5.2
Consumer Staples	3.6
Utilities	2.7
Energy	2.7

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	37.5%
South Korea	12.8
Brazil	12.3
Taiwan	11.6
South Africa	7.0
India	3.8
Saudi Arabia	3.5
Qatar	1.8
United Arab Emirates	1.8
Malaysia	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2019	iShares® ESG MSCI EM ETF

Investment Objective

The iShares ESG MSCI EM ETF (the “Fund”) (formerly the iShares MSCI EM ESG Optimized ETF) seeks to track the investment results of an index composed of large-and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.76)%	9.62%	(2.76)%	33.91%
Fund Market	(3.38)	9.53	(3.38)	33.55
Index	(2.55)	10.22	(2.55)	36.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 957.50	$ 1.23		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® ESG MSCI EM ETF

Portfolio Management Commentary

Investor interest in stocks with positive environmental, social, and governance (“ESG”) attributes increased during the reporting period, as both investors and customers increasingly demanded that companies make sustainability a priority. In addition to a desire to invest with more sustainable companies, investors in emerging markets also used ESG disclosures to understand risks in regions where information is harder to obtain. Some emerging markets governments addressed environmental issues, including Taiwan and South Korea, which moved to tighten restrictions on air pollutants. Meanwhile, China implemented a new code of corporate governance that established ESG requirements for public companies and promoted board diversity.

Large- and mid-capitalization emerging markets stocks with positive ESG characteristics declined modestly for the reporting period. South Korea was the leading detractor from the Index’s return, pressured by both regional and domestic trade tensions. The conflict between the U.S. and China negatively affected South Korean stocks, and a diplomatic dispute with Japan resulted in restrictions on some imports used for chip production. Consequently, the South Korean information technology sector struggled, particularly the technology hardware, storage, and peripherals industry.

Chinese stocks posted a negative return, also driven by weakness in the information technology sector, which was hindered by stalling domestic economic growth and new restrictions on video games. Pro-democracy protests in Hong Kong also weighed on the Index’s return. On the upside, Brazilian stocks were a source of strength, as progress toward implementing a new pension reform law improved investor confidence.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 38.1% higher than the broader market. The Index was overweight in the information technology and financials sectors and underweight in the industrials sector. The mix of stocks held in the communication services and information technology sectors were the largest contributors to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	27.6%
Information Technology	16.2
Consumer Discretionary	14.4
Communication Services	10.7
Energy	7.5
Materials	6.7
Consumer Staples	6.1
Industrials	4.1
Utilities	2.4
Health Care	2.3
Real Estate	2.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
China	29.5%
Taiwan	12.1
South Korea	11.3
India	9.5
Brazil	7.1
South Africa	6.1
Thailand	4.1
Russia	4.0
Malaysia	2.9
Mexico	2.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2019	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.42)%	(1.92)%	(4.42)%	(4.04)%
Fund Market	(4.84)	(1.94)	(4.84)	(4.07)
Index	(3.95)	(1.40)	(3.95)	(2.93)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/18/17. The first day of secondary market trading was 7/20/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 957.40	$ 0.94		$ 1,000.00	$ 1,024.20	$ 0.97		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

Emerging markets stocks excluding China declined for the reporting period amid continued trade tensions among the world’s largest economies. South Korean equities detracted the most from the Index’s return, led by the information technology sector. The technology hardware and equipment industry declined due to concerns about a global economic slowdown and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan curbed exports of key chipmaking components to South Korea, creating supply chain disruptions. South Korean healthcare stocks also detracted from the Index’s performance, as increased competition and rising costs of regulatory approval weighed on the biotechnology industry. Amid growth- and trade-related concerns, the financials sector also weighed on the Index’s return, as bank stocks declined despite strong earnings.

Indian equities also detracted from the Index’s return, led by the consumer discretionary sector. Consumer spending in the automobiles industry declined amid slowing wage growth and limited access to auto loans. Equities in Taiwan detracted modestly from the Index’s performance, especially the information technology sector. Sales slowed across the technology hardware and equipment industry amid escalating trade tensions and lower demand from key markets, including China. Mexican stocks also detracted modestly from the Index’s return, driven by the materials sector amid declines in the construction materials industry, as a sharp increase in the price of a key input to cement manufacturing constrained profit margins.

On the upside, Brazilian equities contributed to the Index’s performance, led by bank stocks in the financials sector. Brazilian banks’ net interest margins, a key measure of profitability, remained strong despite lower interest rates, while decreasing competition from public banks helped improve loan growth. Brazilian banks bolstered profits through focusing on digital platforms, which reduced costs. Russian equities also contributed to the Index’s return, led by the energy sector. Stocks in the sector performed well as leading integrated oil and gas companies announced important management changes and sizable increases in their dividend.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	23.0%
Information Technology	17.3
Exchanged-Traded Funds	12.8
Materials	8.8
Consumer Discretionary	7.4
Energy	7.3
Consumer Staples	7.1
Communication Services	5.9
Industrials	4.7
Utilities	2.3
Health Care	1.7
Real Estate	1.7

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
South Korea	17.0%
Taiwan	16.5
India	12.8
Brazil	11.0
South Africa	8.1
Russia	5.7
Thailand	4.4
Saudi Arabia	3.9
Mexico	3.7
Indonesia	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.1%
Ambev SA	1,524,800	$6,907,762
BB Seguridade Participacoes SA	2,668,400	21,096,904
Equatorial Energia SA	1,338,500	31,021,767
Hypera SA	2,096,600	16,322,449
IRB Brasil Resseguros S/A	139,130	3,653,164
Magazine Luiza SA	1,524,800	13,391,170
Raia Drogasil SA	190,600	4,245,396
Rumo SA(a)	1,524,800	8,154,997
Sul America SA	571,800	6,704,349

		111,497,958

Chile — 2.7%
Aguas Andinas SA, Class A	34,437,608	19,001,050
Banco de Chile	524,881,803	74,990,930
Banco de Credito e Inversiones SA	99,316	6,280,363
Cia. Cervecerias Unidas SA	294,477	3,351,887
Colbun SA	23,023,527	4,111,773
Enel Americas SA	34,145,990	5,609,334
SACI Falabella	5,867,621	33,027,157

		146,372,494

China — 26.8%
51job Inc., ADR(a)(b)	39,073	2,810,521
Agricultural Bank of China Ltd., Class A	12,007,800	5,704,418
Agricultural Bank of China Ltd., Class H	89,582,000	34,527,831
Alibaba Group Holding Ltd., ADR(a)	376,435	65,887,418
ANTA Sports Products Ltd.	2,943,000	24,414,353
Autohome Inc., ADR(a)(b)	27,637	2,408,841
Baidu Inc., ADR(a)	181,070	18,916,383
Bank of Beijing Co. Ltd., Class A	11,150,124	8,179,146
Bank of China Ltd., Class A	12,198,400	6,016,536
Bank of China Ltd., Class H	118,172,000	45,094,894
Bank of Communications Co. Ltd., Class A	18,583,574	14,047,385
Bank of Communications Co. Ltd., Class H	13,342,000	8,735,342
Bank of Hangzhou Co. Ltd., Class A	2,191,900	2,443,952
Bank of Jiangsu Co. Ltd., Class A	6,956,927	6,493,261
Bank of Nanjing Co. Ltd., Class A	2,668,421	2,908,158
Bank of Ningbo Co. Ltd., Class A	1,715,496	5,474,630
Bank of Shanghai Co. Ltd., Class A	4,669,729	5,885,281
Beijing Capital International Airport Co. Ltd., Class H	8,510,000	7,146,560
BOC Aviation Ltd.(c)	677,800	5,891,017
BOE Technology Group Co. Ltd., Class A	6,671,000	3,411,466
CGN Power Co. Ltd., Class H(c)	72,428,000	19,134,558
China CITIC Bank Corp. Ltd., Class H	22,872,000	11,968,221
China Construction Bank Corp., Class H	5,718,000	4,247,259
China Ding Yi Feng Holdings Ltd.(b)(d)	3,300,000	46,328
China Everbright Bank Co. Ltd., Class H	20,966,000	8,749,937
China First Capital Group Ltd.(a)	11,700,000	4,479,698
China Gas Holdings Ltd.	2,477,800	10,245,965
China Huishan Dairy Holdings Co. Ltd.(a)(d)	22,241,266	48,256
China International Travel Service Corp. Ltd., Class A	285,900	3,814,130
China Life Insurance Co. Ltd., Class H	1,960,000	4,587,721
China Mengniu Dairy Co. Ltd.	3,129,000	12,419,598
China Merchants Port Holdings Co. Ltd.	1,132,000	1,768,355
China Minsheng Banking Corp. Ltd., Class A	15,915,177	12,919,824
China Mobile Ltd.	9,053,500	75,047,678
China Pacific Insurance Group Co. Ltd., Class A	772,960	4,082,421
China Petroleum & Chemical Corp., Class H	57,180,000	33,496,423

Security	Shares	Value

China (continued)
China Railway Signal & Communication Corp. Ltd., Class H(c)	30,496,000	$18,292,891
China Reinsurance Group Corp., Class H	118,172,000	19,304,838
China Resources Beer Holdings Co. Ltd.	4,910,000	27,885,800
China Resources Gas Group Ltd.	2,748,000	13,590,331
China Resources Pharmaceutical Group Ltd.(c)	11,436,000	11,822,267
China Resources Power Holdings Co. Ltd.	3,902,000	5,159,274
China Shenhua Energy Co. Ltd., Class A	2,763,716	7,217,249
China Shipbuilding Industry Group Power Co. Ltd., Class A(a)	952,597	3,340,811
China Telecom Corp. Ltd., Class H	108,642,000	48,668,333
China Tower Corp. Ltd., Class H(c)	19,204,000	4,387,189
China Unicom Hong Kong Ltd.	3,812,000	3,799,667
China Yangtze Power Co. Ltd., Class A	9,053,547	23,554,149
CITIC Ltd.	16,201,000	19,208,751
CNOOC Ltd.	1,960,000	2,926,736
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	9,530,000	5,400,295
COSCO SHIPPING Ports Ltd.	15,998,000	14,026,975
CRRC Corp. Ltd., Class H	10,483,000	7,211,340
Ctrip.com International Ltd., ADR(a)	72,428	2,345,219
Dali Foods Group Co. Ltd.(c)	6,194,500	4,126,847
Daqin Railway Co. Ltd., Class A	9,148,833	9,894,085
Dongfeng Motor Group Co. Ltd., Class H	13,342,000	12,396,352
ENN Energy Holdings Ltd.	762,400	8,708,583
Fuyao Glass Industry Group Co. Ltd., Class A	1,238,403	3,794,631
Fuyao Glass Industry Group Co. Ltd., Class H(c)	1,176,000	3,354,490
GD Power Development Co. Ltd., Class A	12,007,800	4,127,314
GOME Retail Holdings Ltd.(a)(b)	95,300,000	8,635,607
Gree Electric Appliances Inc. of Zhuhai, Class A	306,995	2,380,637
Guangdong Investment Ltd.	41,932,000	88,409,151
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,524,883	6,587,870
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,619,694	5,060,271
Hengan International Group Co. Ltd.	2,940,000	19,361,483
Huadian Power International Corp. Ltd., Class H	7,894,000	3,082,905
Huaneng Power International Inc., Class H	36,214,000	19,920,277
Huaxia Bank Co. Ltd., Class A	8,004,793	8,097,625
Hutchison China MediTech Ltd., ADR(a)(b)	309,725	6,748,908
Industrial & Commercial Bank of China Ltd., Class H	41,932,000	26,490,635
Industrial Bank Co. Ltd., Class A	6,861,612	16,461,349
Inner Mongolia Yitai Coal Co. Ltd., Class B	12,579,627	11,195,868
Jiangsu Expressway Co. Ltd., Class H	25,480,000	33,820,059
Jiangsu Hengrui Medicine Co. Ltd., Class A	686,843	7,682,239
Kunlun Energy Co. Ltd.	5,718,000	4,984,326
Kweichow Moutai Co. Ltd., Class A	32,790	5,232,106
Lee & Man Paper Manufacturing Ltd.(b)	6,671,000	3,533,301
Lenovo Group Ltd.	36,214,000	23,848,870
NetEase Inc., ADR	67,663	17,254,065
New Oriental Education & Technology Group Inc., ADR(a)	207,754	23,559,304
PetroChina Co. Ltd., Class A	3,907,300	3,341,159
PetroChina Co. Ltd., Class H	51,462,000	25,549,233
Ping An Insurance Group Co. of China Ltd., Class H	971,500	11,146,643
SAIC Motor Corp. Ltd., Class A	1,619,689	5,675,814
SDIC Power Holdings Co. Ltd., Class A	4,193,272	5,677,352
Shandong Gold Mining Co. Ltd., Class A	1,600,463	8,918,047

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	12,768,000	$13,182,962
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	22,585,987	25,318,891
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,097,900	7,740,423
Shanghai Pudong Development Bank Co. Ltd., Class A	9,720,688	15,320,576
Shenzhen International Holdings Ltd.	2,859,000	5,414,890
Shenzhou International Group Holdings Ltd.	3,049,600	41,450,912
Sichuan Chuantou Energy Co. Ltd., Class A	2,667,957	3,686,753
Sinopec Shanghai Petrochemical Co. Ltd., Class A	3,716,264	2,191,230
Sinopec Shanghai Petrochemical Co. Ltd., Class H	19,060,000	5,497,597
Sinopharm Group Co. Ltd., Class H	2,668,400	9,654,851
Songcheng Performance Development Co. Ltd., Class A	857,255	3,164,549
Sun Art Retail Group Ltd.	6,194,500	6,032,154
Suning.com Co. Ltd., Class A	3,430,879	5,148,476
TAL Education Group, ADR(a)(b)	241,109	8,590,714
Tencent Holdings Ltd.	476,500	19,752,430
TravelSky Technology Ltd., Class H	1,906,000	3,828,858
Want Want China Holdings Ltd.	4,900,000	3,821,016
Wens Foodstuffs Group Co. Ltd., Class A	1,619,694	9,389,563
Yum China Holdings Inc.	985,402	44,766,813
Yunnan Baiyao Group Co. Ltd., Class A	310,575	3,328,364
Zhaojin Mining Industry Co. Ltd., Class H	21,919,000	28,701,837
Zhuzhou CRRC Times Electric Co. Ltd., Class H	667,100	2,656,361
Zijin Mining Group Co. Ltd., Class A	7,909,900	4,045,024
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	4,288,500	3,175,779
ZTE Corp., Class H(a)	2,046,800	5,093,914
ZTO Express Cayman Inc., ADR	141,044	2,892,812

		1,454,501,035

Colombia — 0.0%
Grupo Argos SA/Colombia	503,184	2,644,471

Czech Republic — 0.4%
CEZ AS	145,336	3,205,646
Komercni Banka AS	371,749	13,213,958
Moneta Money Bank AS(c)	2,548,661	8,253,919

		24,673,523

Egypt — 0.5%
Commercial International Bank Egypt SAE	5,326,737	25,806,512

Greece — 0.7%
Hellenic Telecommunications Organization SA	406,172	5,430,185
JUMBO SA	198,996	3,830,643
Motor Oil Hellas Corinth Refineries SA	377,706	9,250,700
OPAP SA	505,218	5,335,601
Titan Cement International SA(a)	625,611	12,814,547

		36,661,676

Hungary — 0.9%
MOL Hungarian Oil & Gas PLC	1,665,844	16,336,316
OTP Bank Nyrt	215,342	8,603,280
Richter Gedeon Nyrt	1,320,766	22,077,722

		47,017,318

India — 8.8%
Asian Paints Ltd.	1,924,664	43,561,838
Bajaj Finance Ltd.	292,571	13,653,928
Bajaj Finserv Ltd.	138,185	13,777,475

Security	Shares	Value

India (continued)
Bharti Infratel Ltd.	1,112,350	$3,901,384
Britannia Industries Ltd.	486,983	18,424,642
Cipla Ltd.	397,401	2,629,305
Coal India Ltd.	823,776	2,131,325
Dabur India Ltd.	6,442,986	40,494,515
Dr. Reddy’s Laboratories Ltd.	76,240	2,730,579
Eicher Motors Ltd.	9,530	2,169,842
HCL Technologies Ltd.	2,119,982	32,667,748
Hindustan Unilever Ltd.	1,398,728	36,862,601
Housing Development Finance Corp. Ltd.	452,675	13,733,820
Infosys Ltd.	4,864,157	55,509,597
InterGlobe Aviation Ltd.(c)	184,882	4,376,764
ITC Ltd.	772,883	2,658,806
Lupin Ltd.	271,605	2,818,462
Marico Ltd.	4,067,404	22,277,236
Maruti Suzuki India Ltd.	33,355	2,860,451
Nestle India Ltd.	43,838	7,904,254
Petronet LNG Ltd.	3,453,697	12,906,474
Pidilite Industries Ltd.	218,237	4,210,554
Power Grid Corp. of India Ltd.	2,768,465	7,773,374
Reliance Industries Ltd.	822,369	14,379,005
Sun Pharmaceutical Industries Ltd.	909,162	5,734,504
Tata Consultancy Services Ltd.	1,400,910	44,330,025
Tech Mahindra Ltd.	2,144,232	20,828,996
Titan Co. Ltd.	739,528	11,444,910
Wipro Ltd.	8,626,134	30,731,905

		477,484,319

Indonesia — 3.9%
Bank Central Asia Tbk PT	41,836,700	89,955,541
Gudang Garam Tbk PT	2,287,200	11,202,201
Hanjaya Mandala Sampoerna Tbk PT	91,678,600	17,385,649
Indofood CBP Sukses Makmur Tbk PT	14,580,900	12,386,313
Indofood Sukses Makmur Tbk PT	20,584,800	11,500,496
Telekomunikasi Indonesia Persero Tbk PT	118,553,200	37,191,522
Unilever Indonesia Tbk PT	10,038,200	34,569,339

		214,191,061

Malaysia — 6.1%
DiGi.Com Bhd(b)	4,574,400	5,460,347
Fraser & Neave Holdings Bhd	1,524,800	12,798,821
HAP Seng Consolidated Bhd	8,502,400	20,055,596
Hong Leong Bank Bhd	9,880,600	39,000,823
IHH Healthcare Bhd	18,392,900	25,322,766
IOI Corp. Bhd	2,859,000	2,998,024
Kuala Lumpur Kepong Bhd	2,963,700	16,899,186
Malayan Banking Bhd	28,579,100	59,054,186
Maxis Bhd(b)	9,530,000	12,622,066
Nestle Malaysia Bhd	95,300	3,342,468
Petronas Chemicals Group Bhd(b)	9,053,500	14,918,738
Petronas Dagangan Bhd	1,460,200	7,944,210
PPB Group Bhd	3,861,300	17,132,768
Public Bank Bhd(b)	13,484,380	65,153,395
Tenaga Nasional Bhd(b)	6,575,700	21,827,790
Westports Holdings Bhd	4,383,800	4,378,067

		328,909,251

Mexico — 1.3%
Arca Continental SAB de CV	2,768,600	14,487,891
Coca-Cola Femsa SAB de CV	790,100	4,668,040
Gruma SAB de CV, Series B	910,115	8,465,680
Infraestructura Energetica Nova SAB de CV	2,287,200	9,610,568

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Wal-Mart de Mexico SAB de CV	11,410,300	$32,257,013

		69,489,192

Pakistan — 0.1%
MCB Bank Ltd.	4,002,600	4,324,292

Peru — 1.1%
Cia. de Minas Buenaventura SAA, ADR	429,803	6,550,198
Credicorp Ltd.	268,199	55,549,377

		62,099,575

Philippines — 3.4%
Aboitiz Equity Ventures Inc.	7,509,640	7,775,433
Aboitiz Power Corp.	30,972,500	22,608,750
Bank of the Philippine Islands	16,826,838	28,428,572
BDO Unibank Inc.	14,288,723	40,897,464
International Container Terminal Services Inc.	5,079,490	13,250,631
Jollibee Foods Corp.	6,061,080	27,687,169
Manila Electric Co.	1,982,240	13,898,432
Metropolitan Bank & Trust Co.	5,451,162	7,424,240
Security Bank Corp.	1,896,470	7,431,780
SM Investments Corp.	152,480	3,005,225
Universal Robina Corp.	3,230,670	10,736,319

		183,144,015

Poland — 0.3%
Bank Polska Kasa Opieki SA	358,492	8,785,511
Cyfrowy Polsat SA	728,092	5,334,276

		14,119,787

Qatar — 3.0%
Barwa Real Estate Co.	20,479,970	19,017,315
Commercial Bank PSQC (The)	10,056,056	13,073,010
Masraf Al Rayan QSC	31,922,823	31,648,190
Qatar Electricity & Water Co. QSC	5,890,603	24,292,805
Qatar Islamic Bank SAQ	9,234,518	39,848,528
Qatar National Bank QPSC	6,440,648	33,685,213

		161,565,061

Russia — 0.1%
Rosneft Oil Co. PJSC	386,100	2,358,812
Rosneft Oil Co. PJSC, GDR(e)	984,449	5,999,232

		8,358,044

Saudi Arabia — 4.0%
Al Rajhi Bank	968,319	15,619,297
Alinma Bank	5,300,264	31,089,079
Bank AlBilad	1,421,876	9,932,320
Bank Al-Jazira	1,591,510	5,728,367
Bupa Arabia for Cooperative Insurance Co	113,407	3,126,425
Etihad Etisalat Co.(a)	1,308,216	8,670,981
Jarir Marketing Co.	603,249	24,993,973
Saudi Airlines Catering Co.	412,509	9,623,414
Saudi Arabian Fertilizer Co.	495,560	10,437,849
Saudi Basic Industries Corp.	1,384,709	36,881,763
Saudi Electricity Co.	732,817	4,005,318
Saudi Telecom Co.	1,795,255	47,385,887
Yanbu National Petrochemical Co.	608,014	8,688,925

		216,183,598

South Africa — 1.3%
AngloGold Ashanti Ltd.	717,609	16,359,146
Bidvest Group Ltd. (The)	403,119	4,744,372
Fortress REIT Ltd., Series A	15,410,010	21,424,570
Gold Fields Ltd.	899,632	5,383,424

Security	Shares	Value

South Africa (continued)
Reinet Investments SCA	327,832	$5,471,585
SPAR Group Ltd. (The)	229,673	2,629,394
Tiger Brands Ltd.	158,198	2,176,717
Vodacom Group Ltd.	1,297,986	9,855,589

		68,044,797

South Korea — 6.5%
Celltrion Inc.(a)	26,684	3,458,731
Cheil Worldwide Inc.	242,062	5,275,902
CJ CheilJedang Corp.	15,248	2,876,506
CJ Logistics Corp.(a)(b)	64,804	7,650,751
DB Insurance Co. Ltd.	489,191	19,345,510
E-MART Inc.	36,214	3,468,173
Fila Korea Ltd.(b)	40,026	1,890,186
GS Retail Co. Ltd.	89,582	2,862,186
Hanmi Science Co. Ltd.(b)	46,697	1,576,807
Hanwha Life Insurance Co. Ltd.	928,838	1,947,780
Hyundai Glovis Co. Ltd.	44,791	5,916,665
Hyundai Marine & Fire Insurance Co. Ltd.	364,046	7,183,240
Hyundai Mobis Co. Ltd.	17,154	3,519,314
Kangwon Land Inc.	996,571	23,243,039
Kia Motors Corp.	310,678	11,208,775
Korea Electric Power Corp.(a)	308,772	6,513,209
Korea Gas Corp.	76,378	2,462,383
KT&G Corp.	539,398	45,422,989
Lotte Chemical Corp.	12,389	2,301,362
Lotte Corp.	63,851	1,758,044
Lotte Shopping Co. Ltd.	32,402	3,638,119
Medy-Tox Inc.	6,671	1,938,652
NAVER Corp.	121,666	14,715,434
NCSoft Corp.	43,838	19,435,299
S-1 Corp.	296,690	24,739,476
Samsung Biologics Co. Ltd.(a)(b)(c)	14,295	3,174,700
Samsung Electronics Co. Ltd.	646,134	23,471,534
Samsung Fire & Marine Insurance Co. Ltd.	128,655	24,323,628
Samsung Life Insurance Co. Ltd.	360,643	20,306,173
SK Hynix Inc.	224,908	14,371,830
SK Telecom Co. Ltd.	183,193	36,222,682
Woongjin Coway Co. Ltd.	99,112	6,889,767

		353,108,846

Taiwan — 15.1%
Advantech Co. Ltd.	3,812,333	32,406,651
Asustek Computer Inc.	2,958,000	19,211,461
AU Optronics Corp.	24,778,000	6,452,851
Cathay Financial Holding Co. Ltd.	4,785,000	6,116,452
Chicony Electronics Co. Ltd.	10,862,455	30,502,023
China Development Financial Holding Corp.	23,825,000	6,894,914
Chunghwa Telecom Co. Ltd.	22,913,000	79,513,435
Compal Electronics Inc.	8,577,000	4,901,533
E.Sun Financial Holding Co. Ltd.	39,816,701	32,008,013
Eva Airways Corp.	9,530,332	4,293,352
Far EasTone Telecommunications Co. Ltd.	33,355,000	77,732,760
First Financial Holding Co. Ltd.	119,354,437	81,697,561
Formosa Petrochemical Corp.	5,131,000	15,878,166
Formosa Plastics Corp.	3,812,840	11,422,739
Hua Nan Financial Holdings Co. Ltd.	79,390,310	50,424,600
Innolux Corp.	11,436,000	2,555,897
Lite-On Technology Corp.	1,906,752	3,035,263
Mega Financial Holding Co. Ltd.	18,107,000	16,573,583
Powertech Technology Inc.	3,812,000	9,114,333

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
President Chain Store Corp.	3,812,000	$35,437,886
Quanta Computer Inc.	3,920,000	7,051,258
Standard Foods Corp.	2,287,476	4,529,800
Synnex Technology International Corp.	17,154,000	20,206,877
Taiwan Business Bank	45,030,147	17,633,582
Taiwan Cooperative Financial Holding Co. Ltd.	132,515,631	84,377,989
Taiwan High Speed Rail Corp.	11,436,000	13,798,930
Taiwan Mobile Co. Ltd.	22,212,000	79,202,292
Taiwan Semiconductor Manufacturing Co. Ltd.	5,944,000	49,012,926
Uni-President Enterprises Corp.	953,000	2,324,094
United Microelectronics Corp.	7,624,000	3,264,655
WPG Holdings Ltd.	8,577,440	10,854,926

		818,430,802

Thailand — 8.0%
Advanced Info Service PCL, NVDR	3,144,900	23,865,134
Airports of Thailand PCL, NVDR	25,826,300	60,822,425
Bangkok Dusit Medical Services PCL, NVDR	53,272,700	41,123,092
Bangkok Expressway & Metro PCL, NVDR	98,635,500	36,134,356
BTS Group Holdings PCL, NVDR	122,651,100	54,159,452
Bumrungrad Hospital PCL, NVDR	4,643,000	21,033,788
Central Pattana PCL, NVDR(b)	1,715,400	3,773,347
CP ALL PCL, NVDR	21,484,800	59,030,933
Electricity Generating PCL, NVDR(b)	2,741,800	30,133,120
Home Product Center PCL, NVDR	34,975,100	20,592,094
Intouch Holdings PCL, NVDR	5,432,100	11,371,474
IRPC PCL, NVDR(b)	40,788,400	5,283,247
Kasikornbank PCL, NVDR	2,110,500	11,045,220
Krung Thai Bank PCL, NVDR	40,788,400	22,947,436
Minor International PCL, NVDR	4,574,400	5,685,737
PTT Global Chemical PCL, NVDR	2,096,600	3,651,777
Robinson PCL, NVDR	2,714,000	5,703,639
Siam Cement PCL (The), NVDR	667,100	9,077,230
Thai Union Group PCL, NVDR	11,626,600	6,617,151

		432,050,652

United Arab Emirates — 2.3%
DP World PLC	483,171	6,764,394
Dubai Islamic Bank PJSC	5,341,565	7,445,602
Emaar Development PJSC	2,717,003	3,040,138
Emirates Telecommunications Group Co. PJSC	9,797,023	45,075,667
First Abu Dhabi Bank PJSC	14,761,466	61,326,102

		123,651,903

Total Common Stocks — 99.4% (Cost: $4,954,162,176)		5,384,330,182

Preferred Stocks

Brazil — 0.1%
Telefonica Brasil SA, Preference Shares, NVS	406,600	5,281,018

Security		Shares/ Par	Value

Colombia — 0.0%
Grupo de Inversiones Suramericana SA, Preference Shares, NVS		344,033	$3,105,840

Russia — 0.1%
Transneft PJSC, Preference Shares		1,898	4,285,450

Total Preferred Stocks — 0.2% (Cost: $13,049,557)			12,672,308

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	14,609,490	208,640

Total Corporate Bonds & Notes — 0.0% (Cost: $208,335)			208,640

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)		34,271,854	34,288,990
BlackRock Cash Funds: Treasury,SL Agency Shares, 2.02%(f)(g)		16,273,000	16,273,000

			50,561,990

Total Short-Term Investments — 1.0% (Cost: $50,550,698)			50,561,990

Total Investments in Securities — 100.6% (Cost: $5,017,970,766)			5,447,773,120

Other Assets, Less Liabilities — (0.6)%			(30,508,600)

Net Assets — 100.0%			$5,417,264,520

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	74,656,625	(40,384,771)	34,271,854	$34,288,990	$1,100,993	(b)	$10,901		$(3,478)
BlackRock Cash Funds: Treasury, SL Agency Shares	14,250,979	2,022,021	16,273,000	16,273,000	241,503		—		—

				$50,561,990	$1,342,496		$10,901		$(3,478)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini	363	09/20/19	$17,860	$(185,870)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$185,870

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$763,332

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(203,259)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,101,624

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Emerging Markets ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,384,235,598	$—	$94,584	$5,384,330,182
Preferred Stocks	12,672,308	—	—	12,672,308
Corporate Bonds & Notes	—	208,640	—	208,640
Money Market Funds	50,561,990	—	—	50,561,990

	$5,447,469,896	$208,640	$94,584	$5,447,773,120

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(185,870)	$—	$—	$(185,870)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2019	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.4%
Newcrest Mining Ltd.	243,648	$6,073,840
Woolworths Group Ltd.	599,532	15,256,614

		21,330,454

Austria — 0.0%
Erste Group Bank AG	73,320	2,363,367

Belgium — 0.4%
Colruyt SA	127,464	6,537,019
Proximus SADP	319,224	9,453,057
UCB SA	75,012	5,612,317

		21,602,393

Brazil — 0.1%
BB Seguridade Participacoes SA	451,200	3,567,277
Magazine Luiza SA	439,700	3,861,554

		7,428,831

Canada — 4.0%
Agnico Eagle Mines Ltd.	512,112	32,080,225
Barrick Gold Corp.	2,140,944	41,584,712
BCE Inc.	310,764	14,733,694
Fairfax Financial Holdings Ltd.	18,048	8,057,628
Franco-Nevada Corp.	392,544	38,421,337
Intact Financial Corp.	287,640	28,166,554
Kinross Gold Corp.(a)	1,208,088	6,018,620
Kirkland Lake Gold Ltd.	80,652	3,929,418
RioCan REIT	153,408	3,057,077
Rogers Communications Inc., Class B, NVS	116,748	5,790,834
Shaw Communications Inc., Class B, NVS	250,416	4,767,854
TELUS Corp.	397,056	14,411,507
Thomson Reuters Corp.	155,664	10,717,715

		211,737,175

Chile — 0.3%
Banco de Chile	56,071,188	8,011,005
SACI Falabella	1,275,204	7,177,758

		15,188,763

China — 1.7%
Agricultural Bank of China Ltd., Class A	4,162,200	1,977,292
Agricultural Bank of China Ltd., Class H	7,896,000	3,043,377
Bank of Communications Co. Ltd., Class H	5,076,000	3,323,384
China Huishan Dairy Holdings Co. Ltd.(a)(b)	2,093,055	4,541
China Mobile Ltd.	3,102,000	25,713,580
China Resources Beer Holdings Co. Ltd.	1,128,000	6,406,351
China Resources Pharmaceutical Group Ltd.(c)	3,144,000	3,250,193
China Telecom Corp. Ltd., Class H	25,944,000	11,622,128
China Unicom Hong Kong Ltd.	3,384,000	3,373,052
COSCO SHIPPING Ports Ltd.	2,256,000	1,978,051
Guangdong Investment Ltd.	4,513,147	9,515,489
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,312,452	2,058,082
Jiangsu Expressway Co. Ltd., Class H	2,452,000	3,254,583
Lenovo Group Ltd.	5,700,000	3,753,757
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	2,763,617	3,098,015
Shenzhen International Holdings Ltd.	1,974,000	3,738,717
Sinopharm Group Co. Ltd., Class H	676,800	2,448,810

		88,559,402

Czech Republic — 0.1%
Komercni Banka AS	76,140	2,706,425

Security	Shares	Value

Denmark — 0.7%
Carlsberg A/S, Class B	40,044	$5,923,266
Chr Hansen Holding A/S	29,328	2,469,051
Coloplast A/S, Class B	82,908	9,894,199
Novo Nordisk A/S, Class B	168,072	8,745,424
Pandora A/S	69,372	2,961,112
Tryg A/S	276,924	8,294,714

		38,287,766

Finland — 0.7%
Elisa OYJ	258,876	13,045,590
Nokia OYJ	2,626,548	13,014,741
Nordea Bank Abp, New	23,625	147,595
Sampo OYJ, Class A	237,519	9,453,061

		35,660,987

France — 1.0%
Dassault Systemes SE	20,304	2,865,406
Eurazeo SE	31,584	2,092,130
Getlink SE	234,624	3,307,260
Hermes International	37,788	25,842,316
Orange SA	1,025,916	15,591,102
Pernod Ricard SA	14,664	2,805,035

		52,503,249

Germany — 1.0%
Deutsche Telekom AG, Registered	2,404,896	40,191,994
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	36,660	8,797,021
Telefonica Deutschland Holding AG	1,927,188	4,915,283

		53,904,298

Hong Kong — 3.0%
CK Infrastructure Holdings Ltd.	846,000	5,706,331
CLP Holdings Ltd.	1,974,254	20,346,380
Dairy Farm International Holdings Ltd.	338,400	2,422,944
Hang Seng Bank Ltd.	1,579,200	32,973,271
HK Electric Investments & HK Electric Investments Ltd.	5,640,000	5,405,808
HKT Trust & HKT Ltd.	8,460,000	13,237,392
Hong Kong & China Gas Co. Ltd.	6,918,130	13,367,685
Jardine Matheson Holdings Ltd.	225,600	12,265,872
Jardine Strategic Holdings Ltd.(d)	56,400	1,782,240
Link REIT	1,692,000	19,003,108
MTR Corp. Ltd.	3,102,000	17,973,773
PCCW Ltd.	9,588,000	5,200,661
Power Assets Holdings Ltd.	1,128,000	7,514,865
Yue Yuen Industrial Holdings Ltd.	846,000	2,164,843

		159,365,173

Hungary — 0.1%
OTP Bank Nyrt	146,076	5,835,985

India — 2.9%
Asian Paints Ltd.	326,556	7,391,098
Avenue Supermarts Ltd.(a)(c)	131,830	2,900,602
Bajaj Finance Ltd.	212,756	9,929,060
Bajaj Finserv Ltd.	84,036	8,378,651
Bharat Petroleum Corp. Ltd.	587,312	2,921,858
Bosch Ltd.	13,268	2,689,897
Britannia Industries Ltd.	128,028	4,843,845
Coal India Ltd.	2,700,432	6,986,728
Dabur India Ltd.	921,576	5,792,155
Dr. Reddy’s Laboratories Ltd.	58,726	2,103,305
Eicher Motors Ltd.	21,432	4,879,755

S C H E D U L E OF I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
HCL Technologies Ltd.	509,292	$7,847,907
Hero MotoCorp Ltd.	77,832	2,803,456
Hindustan Petroleum Corp. Ltd.	897,037	3,268,063
Hindustan Unilever Ltd.	182,172	4,801,029
Indian Oil Corp. Ltd.	1,900,478	3,258,951
Infosys Ltd.	1,240,236	14,153,532
InterGlobe Aviation Ltd.(c)	201,348	4,766,568
ITC Ltd.	658,248	2,264,449
Larsen & Toubro Ltd.	138,490	2,576,051
LIC Housing Finance Ltd.	456,816	2,721,416
Mahindra & Mahindra Financial Services Ltd.	550,179	2,465,144
Maruti Suzuki India Ltd.	106,596	9,141,438
Petronet LNG Ltd.	1,327,092	4,959,346
Pidilite Industries Ltd.	263,952	5,092,556
Piramal Enterprises Ltd.	79,209	2,252,228
Sun Pharmaceutical Industries Ltd.	421,872	2,660,941
Tata Consultancy Services Ltd.	272,412	8,620,133
United Spirits Ltd.(a)	323,548	2,846,606
Wipro Ltd.	228,984	815,790
Wipro Ltd., ADR	1,495,765	5,713,822

		151,846,380

Indonesia — 0.8%
Bank Central Asia Tbk PT	12,182,400	26,194,092
Indofood CBP Sukses Makmur Tbk PT	3,948,000	3,353,782
Kalbe Farma Tbk PT	27,354,000	3,258,954
Telekomunikasi Indonesia Persero Tbk PT	12,351,600	3,874,841
Unilever Indonesia Tbk PT	1,184,400	4,078,812

		40,760,481

Ireland — 0.4%
AIB Group PLC	731,725	1,854,979
Kerry Group PLC, Class A	175,707	20,955,762

		22,810,741

Israel — 0.5%
Azrieli Group Ltd.	69,372	5,175,270
Bank Hapoalim BM(a)	492,372	3,611,820
Bank Leumi Le-Israel BM	678,492	4,627,370
Check Point Software Technologies Ltd.(a)(d)	46,248	4,980,910
Mizrahi Tefahot Bank Ltd.	293,844	6,766,131
Nice Ltd.(a)	23,688	3,626,245

		28,787,746

Italy — 0.7%
Assicurazioni Generali SpA	801,550	14,538,184
Intesa Sanpaolo SpA	2,129,100	4,673,399
Snam SpA	3,064,776	15,522,014

		34,733,597

Japan — 12.0%
ABC-Mart Inc.	61,300	3,921,306
Ajinomoto Co. Inc.	225,600	4,116,889
ANA Holdings Inc.	225,600	7,719,433
Asahi Group Holdings Ltd.	56,400	2,633,364
Astellas Pharma Inc.	846,000	11,732,178
Benesse Holdings Inc.	169,200	4,332,617
Canon Inc.	902,400	23,472,857
Daiwa House REIT Investment Corp.	3,948	10,429,311
FamilyMart UNY Holdings Co. Ltd.	296,300	6,839,088
FUJIFILM Holdings Corp.	183,200	7,851,305
Hamamatsu Photonics KK	169,200	5,850,148
Hankyu Hanshin Holdings Inc.	56,400	2,138,678
Japan Airlines Co. Ltd.	225,600	7,054,184

Security	Shares	Value

Japan (continued)
Japan Post Bank Co. Ltd.	958,800	$8,743,873
Japan Post Holdings Co. Ltd.	3,017,300	27,459,718
Japan Prime Realty Investment Corp.	1,692	7,731,122
Japan Real Estate Investment Corp.	2,820	18,783,174
Japan Retail Fund Investment Corp.	5,818	11,652,992
Japan Tobacco Inc.	112,800	2,391,600
KDDI Corp.	451,200	12,050,987
Keikyu Corp.	169,200	3,105,201
Kintetsu Group Holdings Co. Ltd.	112,800	5,621,668
Kirin Holdings Co. Ltd.	112,800	2,230,070
Kyushu Railway Co.	338,400	10,154,072
Lawson Inc.	112,800	5,600,414
McDonald’s Holdings Co. Japan Ltd.	127,200	5,973,828
MEIJI Holdings Co. Ltd.	112,800	7,842,706
Mitsubishi Tanabe Pharma Corp.	507,600	5,614,230
Mizuho Financial Group Inc.	11,110,800	16,193,328
Nagoya Railroad Co. Ltd.	394,800	11,772,029
NEC Corp.	468,100	20,065,524
Nippon Building Fund Inc.	2,820	20,722,596
Nippon Prologis REIT Inc.	3,948	10,704,549
Nippon Telegraph & Telephone Corp.	620,400	29,785,279
Nissan Motor Co. Ltd.	1,579,200	9,765,763
Nissin Foods Holdings Co. Ltd.	112,800	7,832,079
Nitori Holdings Co. Ltd.	73,400	10,597,343
Nomura Real Estate Master Fund Inc.	9,024	15,770,427
Nomura Research Institute Ltd.	169,290	3,370,011
NTT Data Corp.	789,600	10,198,705
NTT DOCOMO Inc.	1,917,600	48,452,619
Ono Pharmaceutical Co. Ltd.	225,600	4,171,087
Oracle Corp. Japan	61,300	5,284,234
Oriental Land Co. Ltd./Japan	183,900	26,802,327
Otsuka Holdings Co. Ltd.	282,000	11,607,311
Pan Pacific International Holdings Corp.	225,600	3,530,280
Park24 Co. Ltd.	225,600	4,631,235
Sankyo Co. Ltd.	112,800	3,905,412
Secom Co. Ltd.	338,400	28,896,864
Seven & i Holdings Co. Ltd.	56,400	1,996,277
Shimamura Co. Ltd.	56,400	4,410,194
Shionogi & Co. Ltd.	39,429	2,115,485
Suntory Beverage & Food Ltd.	282,000	12,167,884
Taisho Pharmaceutical Holdings Co. Ltd.	66,300	4,622,168
Takeda Pharmaceutical Co. Ltd.	225,600	7,630,166
Terumo Corp.	115,600	3,361,978
Tobu Railway Co. Ltd.	394,800	12,125,376
Toho Co. Ltd./Tokyo	121,600	5,160,940
Toyo Suisan Kaisha Ltd.	169,200	6,894,248
United Urban Investment Corp.	6,768	12,701,358
USS Co. Ltd.	169,200	3,200,844
West Japan Railway Co.	112,800	9,511,140
Yamada Denki Co. Ltd.	1,410,000	6,641,858
Yamazaki Baking Co. Ltd.	225,600	3,923,478

		633,569,409

Malaysia — 0.6%
Hong Leong Bank Bhd	1,353,600	5,342,946
IHH Healthcare Bhd	1,974,000	2,717,741
Malayan Banking Bhd	3,158,400	6,526,334
Maxis Bhd(d)	3,553,200	4,706,058
Petronas Chemicals Group Bhd	1,015,200	1,672,889
Petronas Dagangan Bhd	451,200	2,454,751

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Public Bank Bhd	2,143,260	$10,355,735

		33,776,454

Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	650,292	15,242,914
NXP Semiconductors NV	24,252	2,477,099
Unilever NV	148,896	9,254,564

		26,974,577

New Zealand — 0.2%
Auckland International Airport Ltd.	326,556	1,981,324
Fisher & Paykel Healthcare Corp. Ltd.	310,764	3,263,381
Spark New Zealand Ltd.	2,323,116	6,476,136

		11,720,841

Norway — 0.1%
Telenor ASA	188,940	3,882,023

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR	345,732	5,268,956
Credicorp Ltd.	12,408	2,569,945

		7,838,901

Philippines — 0.4%
Bank of the Philippine Islands	1,827,369	3,087,300
BDO Unibank Inc.	2,910,249	8,329,772
Jollibee Foods Corp.	947,520	4,328,296
PLDT Inc.	126,900	2,874,035

		18,619,403

Qatar — 0.3%
Qatar Islamic Bank SAQ	1,003,920	4,332,087
Qatar National Bank QPSC	2,650,800	13,863,941

		18,196,028

Russia — 0.2%
Polymetal International PLC, New	426,996	6,183,986
Polyus PJSC	53,766	6,186,889

		12,370,875

Saudi Arabia — 0.5%
Alinma Bank	388,596	2,279,338
Bank AlBilad	372,804	2,604,171
Jarir Marketing Co.	63,732	2,640,561
Saudi Arabian Fertilizer Co.	124,644	2,625,344
Saudi Basic Industries Corp.	87,420	2,328,434
Saudi Telecom Co.	424,692	11,209,776

		23,687,624

Singapore — 1.1%
CapitaLand Commercial Trust	4,963,200	7,620,830
CapitaLand Mall Trust	5,414,400	10,343,253
Oversea-Chinese Banking Corp. Ltd.(d)	490,300	3,764,198
SATS Ltd.	1,466,400	5,074,048
Singapore Airlines Ltd.	1,184,400	7,539,109
Singapore Press Holdings Ltd.(d)	2,185,700	3,135,484
Singapore Telecommunications Ltd.	8,516,400	19,461,496

		56,938,418

South Korea — 0.5%
BGF retail Co. Ltd.	17,484	2,937,456
DB Insurance Co. Ltd.	104,904	4,148,526
Hyundai Marine & Fire Insurance Co. Ltd.	109,682	2,164,210
KT&G Corp.	31,020	2,612,211
S-1 Corp.	37,224	3,103,921
Samsung Fire & Marine Insurance Co. Ltd.	20,304	3,838,692

Security	Shares	Value

South Korea (continued)
SK Telecom Co. Ltd.	41,736	$8,252,443

		27,057,459

Sweden — 0.2%
Telefonaktiebolaget LM Ericsson, Class B	958,236	7,471,012
Telia Co. AB	579,228	2,537,386

		10,008,398

Switzerland — 6.3%
Alcon Inc.(a)	49,632	3,024,720
Chocoladefabriken Lindt & Spruengli AG, Registered	193	15,877,710
EMS-Chemie Holding AG, Registered	15,228	9,057,232
Givaudan SA, Registered	2,820	7,626,783
Kuehne + Nagel International AG, Registered	113,364	16,504,204
Nestle SA, Registered	589,944	66,182,004
Novartis AG, Registered	297,792	26,789,091
Partners Group Holding AG	18,612	15,097,267
Roche Holding AG, NVS	111,672	30,540,647
Schindler Holding AG, Registered	42,864	9,721,241
Sonova Holding AG, Registered	33,276	7,724,996
Swiss Life Holding AG, Registered	9,024	4,280,118
Swiss Prime Site AG, Registered	92,496	9,208,000
Swiss Re AG	551,592	53,049,163
Swisscom AG, Registered	56,964	28,446,018
Zurich Insurance Group AG	80,652	28,708,509

		331,837,703

Taiwan — 3.6%
Asustek Computer Inc.	1,404,000	9,118,625
AU Optronics Corp.	16,598,000	4,322,561
Chang Hwa Commercial Bank Ltd.	10,924,732	7,025,775
Chicony Electronics Co. Ltd.	1,133,020	3,181,546
China Development Financial Holding Corp.	25,478,000	7,373,289
China Steel Corp.	9,383,000	6,915,519
Chunghwa Telecom Co. Ltd.	8,460,000	29,358,166
Compal Electronics Inc.	9,024,000	5,156,982
CTBC Financial Holding Co. Ltd.	3,948,000	2,557,841
E.Sun Financial Holding Co. Ltd.	12,674,568	10,188,884
Far EasTone Telecommunications Co. Ltd.	3,653,000	8,513,200
First Financial Holding Co. Ltd.	21,645,606	14,816,317
Formosa Petrochemical Corp.	1,692,000	5,235,989
Hua Nan Financial Holdings Co. Ltd.	17,840,332	11,331,252
Lite-On Technology Corp.	2,168,000	3,451,130
Mega Financial Holding Co. Ltd.	20,868,000	19,100,764
Nan Ya Plastics Corp.	1,058,000	2,317,428
Quanta Computer Inc.	4,512,000	8,116,141
Synnex Technology International Corp.	2,820,250	3,322,167
Taiwan Cooperative Financial Holding Co. Ltd.	19,752,226	12,577,030
Taiwan Mobile Co. Ltd.	3,670,000	13,086,278
WPG Holdings Ltd.	3,384,760	4,283,483

		191,350,367

Thailand — 1.0%
Advanced Info Service PCL, NVDR	620,400	4,707,917
Airports of Thailand PCL, NVDR	5,527,200	13,016,875
Bangkok Dusit Medical Services PCL, NVDR(d)	8,178,000	6,312,889
Bangkok Expressway & Metro PCL, NVDR	14,889,600	5,454,690
BTS Group Holdings PCL, NVDR	12,013,200	5,304,709
Bumrungrad Hospital PCL, NVDR	733,200	3,321,554
CPALL PCL, NVDR	1,353,600	3,719,107
Home Product Center PCL, NVDR	9,080,400	5,346,216
IRPC PCL, NVDR	16,356,000	2,118,563

S C H E D U L E OF I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Thailand (continued)
Krung Thai Bank PCL, NVDR	7,332,000	$4,124,962

		53,427,482
United Arab Emirates — 0.3%
Emirates Telecommunications Group Co. PJSC	1,924,368	8,853,932
First Abu Dhabi Bank PJSC	1,183,272	4,915,871

		13,769,803
United Kingdom — 1.1%
Admiral Group PLC	86,856	2,271,045
AstraZeneca PLC	37,224	3,317,488
Coca-Cola European Partners PLC	44,556	2,510,285
Compass Group PLC	621,947	15,777,440
Diageo PLC	112,800	4,812,881
Direct Line Insurance Group PLC	2,997,660	10,335,135
GlaxoSmithKline PLC	725,304	15,118,763
Marks & Spencer Group PLC	1,305,660	3,056,964
RSA Insurance Group PLC	321,089	2,046,694

		59,246,695
United States — 51.6%
Abbott Laboratories	107,160	9,142,891
Accenture PLC, Class A	42,300	8,382,591
AGNC Investment Corp.	1,175,376	17,477,841
Alleghany Corp.(a)	28,200	21,130,542
Allstate Corp. (The)	242,756	24,855,787
Altria Group Inc.	245,904	10,755,841
Ameren Corp.	70,905	5,470,321
American Electric Power Co. Inc.	201,912	18,404,279
American Tower Corp.	52,452	12,073,926
American Water Works Co. Inc.	106,032	13,499,994
Amphenol Corp., Class A	111,672	9,775,767
Annaly Capital Management Inc.	2,893,320	24,014,556
Anthem Inc.	24,965	6,528,847
Aon PLC	91,368	17,803,055
Apple Inc.	20,304	4,238,257
Arch Capital Group Ltd.(a)	847,692	33,483,834
Arthur J Gallagher & Co.	68,808	6,241,574
AT&T Inc.	809,904	28,557,215
Athene Holding Ltd., Class A(a)(d)	207,292	8,055,367
Automatic Data Processing Inc.	103,212	17,529,526
AutoZone Inc.(a)	19,176	21,126,007
AvalonBay Communities Inc.	151,152	32,128,869
Baxter International Inc.	280,308	24,653,089
Berkshire Hathaway Inc., Class B(a)	115,056	23,403,541
Bristol-Myers Squibb Co.	108,622	5,221,460
Broadridge Financial Solutions Inc.	131,412	17,009,969
Burlington Stores Inc.(a)	36,096	7,309,079
Camden Property Trust	71,628	7,753,731
Campbell Soup Co.	169,764	7,639,380
CH Robinson Worldwide Inc.	126,722	10,706,742
Chevron Corp.	23,124	2,722,157
Chubb Ltd.	163,560	25,561,157
Church & Dwight Co. Inc.	230,987	18,428,143
Cincinnati Financial Corp.	138,744	15,607,313
Cisco Systems Inc.	259,662	12,154,778
Clorox Co. (The)	174,276	27,563,492
CMS Energy Corp.	54,708	3,449,339
Coca-Cola Co. (The)	842,616	46,377,585
Cognizant Technology Solutions Corp., Class A	44,556	2,735,293
Colgate-Palmolive Co.	188,940	14,009,901
Comcast Corp., Class A	412,284	18,247,690

Security	Shares	Value
United States (continued)
Consolidated Edison Inc.	653,323	$58,080,415
Cooper Companies Inc. (The)	11,844	3,668,679
Costco Wholesale Corp.	55,401	16,329,999
Crown Castle International Corp.	153,972	22,352,115
Danaher Corp.	82,344	11,700,259
Darden Restaurants Inc.	53,580	6,482,108
Dollar General Corp.	146,076	22,801,003
Dominion Energy Inc.	363,780	28,240,241
DTE Energy Co.	91,368	11,846,775
Duke Energy Corp.	429,204	39,804,379
Duke Realty Corp.	236,316	7,862,233
eBay Inc.	67,116	2,704,104
Ecolab Inc.	33,840	6,981,530
Eli Lilly & Co.	260,173	29,391,744
Entergy Corp.	62,604	7,064,235
Equity Residential	221,088	18,739,419
Erie Indemnity Co., Class A, NVS	18,166	3,983,985
Essex Property Trust Inc.	17,484	5,616,910
Everest Re Group Ltd.	60,348	14,234,886
Evergy Inc.	176,840	11,494,600
Eversource Energy	102,084	8,179,991
Expeditors International of Washington Inc.	134,943	9,594,447
Extra Space Storage Inc.	69,372	8,457,834
Exxon Mobil Corp.	227,292	15,564,956
F5 Networks Inc.(a)	116,413	14,985,845
Federal Realty Investment Trust	18,048	2,331,982
Fidelity National Financial Inc.	162,996	7,162,044
Fidelity National Information Services Inc.	183,300	24,969,126
Fiserv Inc.(a)	350,808	37,515,408
General Mills Inc.	146,076	7,858,889
Genuine Parts Co.	50,196	4,532,197
Gilead Sciences Inc.	39,272	2,495,343
HCP Inc.	429,768	14,917,247
Henry Schein Inc.(a)(d)	48,504	2,988,816
Hershey Co. (The)	123,516	19,574,816
Home Depot Inc. (The)	68,808	15,682,031
Hormel Foods Corp.	354,541	15,106,992
Humana Inc.	17,426	4,935,217
Intel Corp.	53,580	2,540,228
International Business Machines Corp.	93,624	12,688,861
Intuit Inc.	22,560	6,505,402
Invitation Homes Inc.	159,612	4,590,441
Jack Henry & Associates Inc.	160,740	23,300,870
JM Smucker Co. (The)	90,804	9,548,949
Johnson & Johnson	416,797	53,500,063
Kellogg Co.	319,788	20,082,686
Kimberly-Clark Corp.	136,488	19,259,822
Kraft Heinz Co. (The)	112,236	2,864,263
L3Harris Technologies Inc.(a)	97,060	20,519,455
Lamb Weston Holdings Inc.	38,916	2,739,297
Liberty Broadband Corp., Class C, NVS(a)	33,840	3,568,090
Liberty Property Trust	195,144	10,170,905
Lockheed Martin Corp.	38,916	14,948,025
Lowe’s Companies Inc.	28,764	3,227,321
Markel Corp.(a)(d)	23,124	26,432,582
Marsh & McLennan Companies Inc.	352,500	35,211,225
Mastercard Inc., Class A	61,752	17,375,160
McCormick &Co. Inc./MD, NVS	135,360	22,046,083
McDonald’s Corp.	258,312	56,304,267
Medtronic PLC	220,524	23,792,334

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Merck & Co. Inc.	473,600	$40,952,192
Microsoft Corp.	40,044	5,520,466
Mid-America Apartment Communities Inc.	19,740	2,500,663
Mondelez International Inc., Class A	99,620	5,501,016
Motorola Solutions Inc.	315,144	57,012,701
National Retail Properties Inc.	269,592	15,137,591
Newmont Goldcorp Corp.	765,912	30,552,230
NextEra Energy Inc.	200,220	43,864,198
Nordstrom Inc.	76,704	2,222,115
Oracle Corp.	90,804	4,727,256
O’Reilly Automotive Inc.(a)	27,072	10,389,151
Palo Alto Networks Inc.(a)(d)	35,532	7,235,026
Paychex Inc.	404,388	33,038,500
PepsiCo Inc.	386,340	52,824,268
Pfizer Inc.	857,354	30,478,935
Philip Morris International Inc.	55,836	4,025,217
Pinnacle West Capital Corp.	26,502	2,525,906
Procter &Gamble Co. (The)	439,920	52,891,582
Progressive Corp. (The)	224,472	17,014,978
Public Storage	152,844	40,463,921
Raytheon Co.	16,356	3,031,094
Realty Income Corp.	152,535	11,258,608
RenaissanceRe Holdings Ltd.	83,472	15,070,870
Republic Services Inc.	484,526	43,243,946
Ross Stores Inc.	176,532	18,714,157
Simon Property Group Inc.	64,860	9,660,248
Southern Co. (The)	677,364	39,463,227
Starbucks Corp.	273,540	26,413,022
Stryker Corp.	24,252	5,351,446
Synopsys Inc.(a)	44,556	6,318,486
Sysco Corp.	181,695	13,505,389
Target Corp.	65,424	7,002,985
TJX Companies Inc. (The)	772,842	42,483,125
Travelers Companies Inc. (The)	151,152	22,213,298
Tyson Foods Inc., Class A	46,812	4,355,388
UDR Inc.	351,372	16,929,103
Ulta Salon Cosmetics & Fragrance Inc.(a)	11,280	2,681,594
UnitedHealth Group Inc.	34,053	7,968,402
Universal Health Services Inc., Class B	32,411	4,685,982
Ventas Inc.	170,328	12,500,372
VeriSign Inc.(a)	42,300	8,622,855
Verizon Communications Inc.	826,260	48,055,282
Visa Inc., Class A(d)	253,722	45,878,012
Walmart Inc.	372,240	42,532,142
Walt Disney Co. (The)	59,220	8,128,537
Waste Management Inc.	575,844	68,726,981

Security	Shares/ Par	Value

United States (continued)
WEC Energy Group Inc.	446,124	$42,725,295
Welltower Inc.	116,748	10,455,951
WP Carey Inc.	231,804	20,815,999
WR Berkley Corp.	301,176	21,458,790
Xcel Energy Inc.	619,836	39,805,868
Yum! Brands Inc.	115,620	13,502,104

		2,721,116,325

Total Common Stocks — 99.5% (Cost: $4,497,279,542)		5,250,801,998

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR 3,840,840	54,852

Total Corporate Bonds & Notes — 0.0% (Cost: $54,771)		54,852

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	25,414,810	25,427,517
BlackRock Cash Funds: Treasury,SL Agency Shares, 2.02%(e)(f)	10,157,000	10,157,000

		35,584,517

Total Short-Term Investments — 0.7% (Cost: $35,577,435)		35,584,517

Total Investments in Securities — 100.2% (Cost: $4,532,911,748)		5,286,441,367
Other Assets, Less Liabilities — (0.2)%		(10,720,900)

Net Assets — 100.0%		$5,275,720,467

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-dayyield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E OF I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, wereas follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Heldat 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	40,988,658	(15,573,848)	25,414,810	$25,427,517	$340,684	(b)	$12,213	$(4,458)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,646,867	6,510,133	10,157,000	10,157,000	155,483		—	—

				$35,584,517	$496,167		$12,213	$(4,458)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini	104	09/20/19	$9,588	$(169,169)
MSCI Emerging Markets E-Mini	43	09/20/19	2,116	(80,145)
S&P 500 E-Mini Index	71	09/20/19	10,383	(82,655)

				$(331,969)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$331,969

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$554,319

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(408,477)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,525,973

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Min Vol Global ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,250,797,457	$—	$4,541	$5,250,801,998
Corporate Bonds & Notes	—	54,852	—	54,852
Money Market Funds	35,584,517	—	—	35,584,517

	$5,286,381,974	$54,852	$4,541	$5,286,441,367

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(331,969)	$—	$—	$(331,969)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E OF I N V E S T M E N T S	27

Schedule of Investments August 31, 2019	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.6%
Globant SA(a)	26,826	$2,546,592

Brazil — 8.8%
Banco BTG Pactual SA	142,800	2,024,400
BB Seguridade Participacoes SA	540,600	4,274,092
Cia. de Saneamento Basico do Estado de Sao Paulo	265,200	3,318,048
Cia. Siderurgica Nacional SA	479,400	1,665,985
Hypera SA	295,800	2,302,862
IRB Brasil Resseguros S/A	112,200	2,946,058
Lojas Renner SA	612,000	7,486,714
M. Dias Branco SA	81,600	714,854
Magazine Luiza SA	489,600	4,299,788
Petrobras Distribuidora SA	265,200	1,848,352
Porto Seguro SA	76,400	1,035,381
Sul America SA	183,678	2,153,622
TIM Participacoes SA	642,600	1,912,778

		35,982,934

Chile — 0.3%
Cia. Cervecerias Unidas SA	115,566	1,315,431

China — 37.2%
51job Inc., ADR(a)	19,176	1,379,330
Agile Group Holdings Ltd.	1,020,000	1,304,396
Alibaba Group Holding Ltd., ADR(a)	63,648	11,140,309
Angang Steel Co. Ltd., Class A	12,960	5,650
Angang Steel Co. Ltd., Class H	1,193,800	414,421
Anhui Conch Cement Co. Ltd., Class A	51,039	281,189
Anhui Conch Cement Co. Ltd., Class H	969,000	5,460,043
ANTA Sports Products Ltd.	102,000	846,165
BAIC Motor Corp. Ltd., Class H(b)	1,275,000	719,240
Beijing Capital International Airport Co. Ltd., Class H	1,224,000	1,027,895
Beijing Enterprises Holdings Ltd.	408,000	1,944,878
BOC Aviation Ltd.(b)	163,200	1,418,433
BYD Electronic International Co. Ltd.(c)	510,000	613,795
China Agri-Industries Holdings Ltd.	1,836,000	517,853
China Aoyuan Group Ltd.	918,000	1,082,571
China Cinda Asset Management Co. Ltd., Class H	6,630,000	1,379,249
China CITIC Bank Corp. Ltd., Class H	6,936,000	3,629,398
China Communications Services Corp. Ltd., Class H	1,836,000	1,028,676
China Conch Venture Holdings Ltd.	1,275,000	4,247,098
China Everbright Ltd.	702,000	801,866
China Longyuan Power Group Corp. Ltd., Class H	2,448,000	1,346,574
China Medical System Holdings Ltd.	1,020,000	1,273,153
China Mobile Ltd.	1,377,000	11,414,442
China Oriental Group Co. Ltd.	816,000	322,845
China Reinsurance Group Corp., Class H	4,386,000	716,507
China Resources Cement Holdings Ltd.	1,836,000	1,628,542
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	30,600	126,257
China Telecom Corp. Ltd., Class H	10,812,000	4,843,449
China Zhongwang Holdings Ltd.	1,224,000	503,013
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,836,000	888,083
COSCO SHIPPING Ports Ltd.	1,428,000	1,252,064
CSPC Pharmaceutical Group Ltd.	3,588,000	7,180,259
Daqin Railway Co. Ltd., Class A	357,028	386,111
Dongfeng Motor Group Co. Ltd., Class H	2,040,000	1,895,410
Guangzhou R&F Properties Co. Ltd., Class H	734,400	1,182,861
Haitian International Holdings Ltd.	510,000	960,723

Security	Shares	Value

China (continued)
Henan Shuanghui Investment & Development Co. Ltd., Class A	71,470	$223,288
Hithink RoyalFlush Information Network Co. Ltd., Class A	10,200	126,926
Hua Hong Semiconductor Ltd.(b)	408,000	683,181
Huaneng Renewables Corp. Ltd., Class H(d)	3,672,000	1,016,960
Hundsun Technologies Inc., Class A	20,400	211,782
Jiangsu Expressway Co. Ltd., Class H	1,020,000	1,353,864
Kingboard Holdings Ltd.	510,000	1,195,046
Kingboard Laminates Holdings Ltd.	816,000	644,648
Kingdee International Software Group Co. Ltd.(c)	1,836,000	1,663,691
Lee & Man Paper Manufacturing Ltd.	1,020,000	540,244
Li Ning Co. Ltd.	1,530,000	4,520,475
Logan Property Holdings Co. Ltd.	1,020,000	1,439,783
Luye Pharma Group Ltd.(b)(c)	867,000	673,873
Maanshan Iron & Steel Co. Ltd., Class A	91,800	34,375
Maanshan Iron & Steel Co. Ltd., Class H	1,428,000	535,818
New Hope Liuhe Co. Ltd., Class A	102,000	278,052
Nexteer Automotive Group Ltd.	714,000	554,954
Nine Dragons Paper Holdings Ltd.	1,224,000	927,918
Noah Holdings Ltd., ADR(a)(c)	23,154	694,620
PICC Property & Casualty Co. Ltd., Class H	5,305,000	6,086,767
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,632,000	1,685,040
Shanghai Industrial Holdings Ltd.	408,000	795,656
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	622,200	1,175,258
Shenzhen International Holdings Ltd.	714,000	1,352,302
Shimao Property Holdings Ltd.	918,000	2,600,981
Shui On Land Ltd.	2,703,000	562,309
Sihuan Pharmaceutical Holdings Group Ltd.	2,856,000	510,303
Sino Biopharmaceutical Ltd.	5,406,000	8,044,817
Sinolink Securities Co. Ltd., Class A	71,400	87,591
Sino-Ocean Group Holding Ltd.	2,346,000	838,354
Sinopec Engineering Group Co. Ltd., Class H	1,071,000	699,844
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,652,000	764,933
Sinotruk Hong Kong Ltd.	561,000	866,343
SSY Group Ltd.	1,224,000	1,084,133
Sun Art Retail Group Ltd.	1,836,000	1,787,882
Tencent Holdings Ltd.	265,200	10,993,378
Tong Ren Tang Technologies Co. Ltd., Class H	408,000	443,130
Towngas China Co. Ltd.	753,000	520,878
Uni-President China Holdings Ltd.	1,020,000	1,133,861
Weichai Power Co. Ltd., Class A	192,594	311,616
Weichai Power Co. Ltd., Class H	1,428,000	2,187,011
Weifu High-Technology Group Co. Ltd., Class A	20,400	48,200
Yuexiu Property Co. Ltd.	5,304,000	1,144,015
Yum China Holdings Inc.	220,014	9,995,236
Yuzhou Properties Co. Ltd.	1,326,000	558,469
YY Inc., ADR(a)	37,842	2,162,670
Zhejiang Expressway Co. Ltd., Class H	1,020,000	853,976
Zhongsheng Group Holdings Ltd.	459,000	1,435,226

		153,212,425

Czech Republic — 0.3%
Moneta Money Bank AS(b)	393,414	1,274,084

India — 3.8%
Divi’s Laboratories Ltd.	61,608	1,402,341
Dr. Reddy’s Laboratories Ltd.	88,332	3,163,661
Glenmark Pharmaceuticals Ltd.	106,998	575,840
Hero MotoCorp Ltd.	38,352	1,381,413
Hindustan Petroleum Corp. Ltd.	475,218	1,731,302

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Page Industries Ltd.	4,182	$1,092,884
Petronet LNG Ltd.	448,188	1,674,880
REC Ltd.	531,726	1,074,137
Tech Mahindra Ltd.	365,772	3,553,097

		15,649,555

Indonesia — 1.4%
Adaro Energy Tbk PT	11,199,600	888,231
Bukit Asam Tbk PT	2,295,000	399,623
Charoen Pokphand Indonesia Tbk PT	5,701,800	2,019,848
Indah Kiat Pulp & Paper Corp. Tbk PT	2,101,200	1,014,679
Pabrik Kertas Tjiwi Kimia Tbk PT	1,091,400	765,557
Pakuwon Jati Tbk PT	13,096,800	590,902

		5,678,840

Malaysia — 1.5%
AirAsia Group Bhd	1,122,000	477,560
Alliance Bank Malaysia Bhd	714,000	509,333
AMMB Holdings Bhd	1,275,000	1,273,333
Nestle Malaysia Bhd	51,000	1,788,729
PPB Group Bhd	448,820	1,991,435

		6,040,390

Mexico — 0.2%
Megacable Holdings SAB de CV, CPO	234,600	956,537

Peru — 0.4%
Credicorp Ltd.	8,058	1,668,973

Philippines — 0.7%
Alliance Global Group Inc.	3,060,000	746,521
Altus San Nicolas Corp.(a)	30,439	3,037
DMCI Holdings Inc.	3,111,000	540,835
Megaworld Corp.	8,598,600	847,348
Robinsons Land Corp.	1,621,800	778,850

		2,916,591

Poland — 0.7%
Dino Polska SA(a)(b)	38,148	1,477,149
Jastrzebska Spolka Weglowa SA	41,208	308,338
PGE Polska Grupa Energetyczna SA(a)	645,864	1,253,044

		3,038,531

Qatar — 1.8%
Barwa Real Estate Co.	1,669,740	1,550,489
Commercial Bank PSQC (The)	1,577,838	2,051,211
Mesaieed Petrochemical Holding Co.	775,363	601,401
Ooredoo QPSC	675,240	1,290,914
Qatar Fuel QSC	300,730	1,774,073

		7,268,088

Russia — 0.7%
Inter RAOUES PJSC	28,050,000	1,806,519
Magnitogorsk Iron &Steel Works PJSC	1,703,400	1,069,943

		2,876,462

Saudi Arabia — 3.5%
Advanced Petrochemical Co.	37,638	561,956
Bank Al-Jazira	156,672	563,914
Banque Saudi Fransi	210,222	1,961,706
Bupa Arabia for Cooperative Insurance Co.	10,608	292,443
Dar Al Arkan Real Estate Development Co.(a)	202,878	625,289
Jarir Marketing Co.	23,154	959,323
Riyad Bank	466,752	3,185,766
Samba Financial Group	379,746	2,905,780
Saudi Airlines Catering Co.	16,014	373,590

Security	Shares	Value

Saudi Arabia (continued)
Saudi British Bank (The)	87,312	$744,923
Saudi Cement Co.	29,580	493,697
Saudi Industrial Investment Group	87,924	511,036
Yanbu National Petrochemical Co.	86,598	1,237,543

		14,416,966

South Africa — 7.0%
Anglo American Platinum Ltd.	42,024	2,576,005
AngloGold Ashanti Ltd.	321,198	7,322,267
Bidvest Group Ltd. (The)	221,646	2,608,587
Capitec Bank Holdings Ltd.	34,578	2,493,419
Exxaro Resources Ltd.	197,982	1,775,530
Investec Ltd.	219,300	1,156,746
Kumba Iron Ore Ltd.	49,776	1,288,283
Liberty Holdings Ltd.	101,082	729,834
Mr. Price Group Ltd.	198,288	2,242,138
Netcare Ltd.	896,070	961,946
Old Mutual Ltd.	2,807,142	3,362,932
RMB Holdings Ltd.	193,086	908,603
Telkom SA SOC Ltd.	216,342	1,134,304

		28,560,594

South Korea — 12.4%
BNK Financial Group Inc.	213,486	1,180,893
Daelim Industrial Co. Ltd.	21,522	1,735,975
DB Insurance Co. Ltd.	37,842	1,496,497
E-MART Inc.	15,912	1,523,874
Hana Financial Group Inc.	232,560	6,240,000
Hankook Tire & Technology Co. Ltd.	57,528	1,384,472
Hyundai Department Store Co. Ltd.	10,608	683,116
Hyundai Marine & Fire Insurance Co. Ltd.	48,144	949,962
Kia Motors Corp.	204,306	7,371,040
Kumho Petrochemical Co. Ltd.	14,076	816,960
LG Corp.	55,080	3,237,726
LG Uplus Corp.	84,558	921,499
Orange Life Insurance Ltd.(b)	25,194	560,560
POSCO Chemical Co. Ltd.(c)	18,054	785,507
Samsung Electronics Co. Ltd.	137,700	5,002,105
SK Hynix Inc.	177,582	11,347,655
SK Telecom Co. Ltd.	15,810	3,126,105
Woongjin Coway Co. Ltd.	39,780	2,765,305

		51,129,251

Taiwan — 11.5%
Asia Cement Corp.	1,734,000	2,373,830
AU Optronics Corp.	6,834,000	1,779,755
Chicony Electronics Co. Ltd.	463,169	1,300,589
Far Eastern New Century Corp.	2,550,000	2,313,754
Feng TAY Enterprise Co. Ltd.	223,968	1,458,181
Inventec Corp.	2,040,000	1,396,371
Lite-On Technology Corp.	1,632,718	2,599,042
Micro-Star International Co. Ltd.	510,000	1,360,649
Nanya Technology Corp.	714,000	1,600,306
Novatek Microelectronics Corp.	408,000	2,416,046
Phison Electronics Corp.	102,000	936,867
Powertech Technology Inc.	612,000	1,463,266
Realtek Semiconductor Corp.	408,000	2,792,741
Ruentex Development Co. Ltd.	408,000	552,703
Ruentex Industries Ltd.	259,400	575,619
Synnex Technology International Corp.	1,122,000	1,321,681
Taiwan Business Bank	3,320,104	1,300,136
Taiwan Semiconductor Manufacturing Co. Ltd.	918,000	7,569,627

S C H E D U L E OF I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
United Microelectronics Corp.	9,282,000	$3,974,623
Win Semiconductors Corp.	258,000	2,139,732
Wistron Corp.	2,244,063	1,778,961
WPG Holdings Ltd.	1,224,160	1,549,200
Yageo Corp.	229,358	1,657,570
Zhen Ding Technology Holding Ltd.	306,000	1,130,086

		47,341,335

Thailand — 0.3%
Robinson PCL, NVDR	397,800	836,001
TMB Bank PCL, NVDR	8,394,600	428,345

		1,264,346

Turkey —0.1%
Turkiye Sise ve Cam Fabrikalari AS	520,302	386,682

United Arab Emirates — 1.7%
Aldar Properties PJSC	2,991,864	1,824,531
Dubai Islamic Bank PJSC	1,195,848	1,666,891
Emaar Properties PJSC	2,719,014	3,664,190

		7,155,612

Total Common Stocks — 94.9% (Cost: $411,961,121)		390,680,219

Preferred Stocks

Brazil — 3.5%
Itausa-Investimentos Itau SA, Preference Shares, NVS	3,274,238	9,738,248
Telefonica Brasil SA, Preference Shares, NVS	346,800	4,504,321

		14,242,569

Russia — 0.6%
Surgutneftegas PJSC, Preference Shares, NVS	5,436,600	2,631,735

South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares, NVS	44,676	1,359,183

Total Preferred Stocks — 4.4% (Cost: $17,915,554)		18,233,487

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	3,212,175	$3,213,781
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	300,000	300,000

		3,513,781

Total Short-Term Investments — 0.9% (Cost: $3,513,622)		3,513,781

Total Investments in Securities — 100.2% (Cost: $433,390,297)		412,427,487

Other Assets, Less Liabilities — (0.2)%		(852,976)

Net Assets — 100.0%		$411,574,511

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,667,698	—	(4,455,523	)(b)	3,212,175	$3,213,781	$40,610	(c)	$757	$(496)
BlackRock Cash Funds: Treasury,SL Agency Shares	315,226	—	(15,226	)(b)	300,000	300,000	13,921		—	—
iShares MSCI India ETF	269,999	—	(269,999)		—	—	—		(511,127)	(462,793)

						$3,513,781	$54,531		$(510,370)	$(463,289)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® Edge MSCI Multifactor Emerging Markets ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini	49	09/20/19	$ 2,411	$(68,797)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$68,797

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(67,809)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(53,702)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,507,397

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$389,660,222	$3,037	$1,016,960	$390,680,219
Preferred Stocks	18,233,487	—	—	18,233,487
Money Market Funds	3,513,781	—	—	3,513,781

	$411,407,490	$3,037	$1,016,960	$412,427,487

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(68,797)	$—	$—	$(68,797)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E OF I N V E S T M E N T S	31

Schedule of Investments August 31, 2019	iShares® ESG MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Banco BBVA Argentina SA, ADR	183,540	$774,539

Brazil — 4.3%
Atacadao SA	273,000	1,473,283
B3 SA - Brasil, Bolsa, Balcao	693,000	7,513,286
Banco Bradesco SA	147,042	1,078,208
Banco do Brasil SA	189,000	2,114,941
Banco Santander Brasil SA	273,000	2,814,433
Cielo SA	399,000	748,330
Cosan SA	84,000	1,016,204
Engie Brasil Energia SA	189,000	2,057,311
Klabin SA	168,000	612,284
Localiza Rent a Car SA	252,030	2,869,051
Lojas Renner SA	84,010	1,027,711
M. Dias Branco SA	63,000	551,909
Natura Cosmeticos SA	126,000	2,011,878
Petrobras Distribuidora SA	126,000	878,176
Ultrapar Participacoes SA	546,000	2,169,624

		28,936,629

Chile — 0.8%
Banco Santander Chile	10,748,640	770,081
Empresas COPEC SA	293,790	2,654,430
Enel Americas SA	11,551,050	1,897,549

		5,322,060

China — 29.4%
3SBio Inc.(a)(b)	420,000	647,527
AAC Technologies Holdings Inc.	139,000	601,390
Agricultural Bank of China Ltd., Class H	2,100,000	809,409
Alibaba Group Holding Ltd., ADR(b)	172,830	30,250,435
Alibaba Health Information Technology Ltd.(b)	840,000	796,544
Alibaba Pictures Group Ltd.(b)	4,800,000	790,265
Autohome Inc., ADR(b)	8,400	732,144
BAIC Motor Corp. Ltd., Class H(a)	1,155,000	651,547
Baidu Inc., ADR(b)	11,130	1,162,751
Bank of China Ltd., Class H	1,890,000	721,231
Bank of Shanghai Co. Ltd., Class A	762,945	961,543
Baozun Inc., ADR(b)(c)	19,110	874,474
BBMG Corp., Class H	2,730,000	776,979
BOC Aviation Ltd.(a)	210,000	1,825,190
BOE Technology Group Co. Ltd., Class A	1,449,000	741,000
Brilliance China Automotive Holdings Ltd.	840,000	893,030
BYD Co. Ltd., Class A	105,000	725,479
BYD Co. Ltd., Class H(c)	210,000	1,088,145
BYD Electronic International Co. Ltd.(c)	525,000	631,848
China Agri-Industries Holdings Ltd.	2,730,000	770,010
China Aoyuan Group Ltd.	630,000	742,941
China CITIC Bank Corp. Ltd., Class H	840,000	439,546
China Construction Bank Corp., Class H	11,340,000	8,423,210
China Eastern Airlines Corp. Ltd., Class A(b)	861,000	609,930
China Everbright Bank Co. Ltd., Class H	3,570,000	1,489,902
China Everbright International Ltd.	1,050,666	824,672
China Everbright Ltd.	464,000	530,008
China International Capital Corp. Ltd., Class H(a)	672,000	1,162,975
China Life Insurance Co. Ltd., Class H	504,000	1,179,700
China Longyuan Power Group Corp. Ltd., Class H	2,730,000	1,501,694
China Mengniu Dairy Co. Ltd.	305,000	1,210,603
China Merchants Bank Co. Ltd., Class H	1,155,000	5,262,496
China Merchants Securities Co. Ltd., Class A	336,000	750,214

Security	Shares	Value

China (continued)
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	231,000	$637,453
China Minsheng Banking Corp. Ltd., Class H	4,095,000	2,696,778
China Mobile Ltd.	420,000	3,481,529
China Molybdenum Co. Ltd., Class A	1,512,000	758,429
China Molybdenum Co. Ltd., Class H	3,780,000	1,027,574
China Oilfield Services Ltd., Class H	582,000	720,504
China Overseas Land & Investment Ltd.	420,000	1,329,360
China Pacific Insurance Group Co. Ltd., Class H	378,000	1,514,827
China Tower Corp. Ltd., Class H(a)	7,980,000	1,823,046
China Vanke Co. Ltd., Class H	336,000	1,162,118
CNOOC Ltd.	840,000	1,254,315
Country Garden Services Holdings Co. Ltd.	1,050,000	3,041,983
CSPC Pharmaceutical Group Ltd.	840,000	1,680,997
Ctrip.com International Ltd., ADR(b)	38,010	1,230,764
Fosun International Ltd.	1,470,000	1,891,122
GDS Holdings Ltd., ADR(b)	18,270	737,012
Geely Automobile Holdings Ltd.	2,100,000	3,248,355
Genscript Biotech Corp.(b)	420,000	942,345
Greentown Service Group Co. Ltd.	1,260,000	1,153,005
Guangzhou Automobile Group Co. Ltd., Class H	841,200	848,141
HengTen Networks Group Ltd.(b)(c)	40,320,000	643,239
Huadong Medicine Co. Ltd., Class A	167,979	671,493
Huaneng Renewables Corp. Ltd., Class H(d)	3,884,000	1,075,674
Huaxia Bank Co. Ltd., Class A	798,000	807,254
Hutchison China MediTech Ltd., ADR(b)(c)	32,970	718,416
Iflytek Co. Ltd., Class A(b)	146,995	675,721
Industrial & Commercial Bank of China Ltd., Class H	5,040,000	3,184,031
Industrial Bank Co. Ltd., Class A	378,020	906,889
JD.com Inc., ADR(b)	59,640	1,819,020
Kingboard Laminates Holdings Ltd.	945,000	746,559
Kingdee International Software Group Co. Ltd.	1,890,000	1,712,623
Legend Holdings Corp., Class H(a)	798,000	1,717,126
Lenovo Group Ltd.	2,940,000	1,936,148
Meituan Dianping, Class B(b)	315,000	2,989,050
MMG Ltd.(b)	5,880,000	1,215,721
NetEase Inc., ADR	6,300	1,606,500
New Oriental Education & Technology Group Inc., ADR(b)	14,070	1,595,538
NIO Inc., ADR(b)(c)	230,580	659,459
Orient Securities Co. Ltd./China, Class A	458,797	637,841
Pinduoduo Inc., ADR(b)(c)	44,100	1,445,157
Ping An Insurance Group Co. of China Ltd., Class H	777,500	8,920,757
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,113,000	2,102,318
Shanghai Pudong Development Bank Co. Ltd., Class A	567,000	893,637
Shenzhou International Group Holdings Ltd.	189,000	2,568,934
Shui On Land Ltd.	6,720,000	1,397,972
Sino Biopharmaceutical Ltd.	840,000	1,250,027
Sinopharm Group Co. Ltd., Class H	168,000	607,860
Sinotrans Ltd., Class H	2,100,000	678,081
SOHO China Ltd.	3,465,000	1,017,121
Sunac China Holdings Ltd.	288,000	1,154,154
Suning.com Co. Ltd., Class A	1,050,096	1,575,804
Sunny Optical Technology Group Co. Ltd.	105,000	1,456,668
TAL Education Group, ADR(b)	28,980	1,032,557
TCL Corp., Class A	1,491,000	670,815
Tencent Holdings Ltd.	777,000	32,209,104
Towngas China Co. Ltd.	1,056,000	730,474
TravelSky Technology Ltd., Class H	420,000	843,715
Vipshop Holdings Ltd., ADR(b)	90,510	757,569
WuXi AppTec Co. Ltd., Class A	84,000	1,017,577

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
WuXi AppTec Co. Ltd., Class H(a)	105,000	$1,177,931
Wuxi Biologics Cayman Inc.(a)(b)	210,000	2,213,813
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,050,136	1,237,055
Xinyi Solar Holdings Ltd.	1,680,000	1,061,344
Yum China Holdings Inc.	26,250	1,192,537
Yuzhou Properties Co. Ltd.	1,680,000	707,562
Zhongsheng Group Holdings Ltd.	210,000	656,639

		197,653,973

Colombia — 0.7%
Bancolombia SA	65,730	759,589
Cementos Argos SA	1,177,050	2,639,342
Grupo Argos SA/Colombia	237,930	1,250,435

		4,649,366

Czech Republic — 0.2%
Komercni Banka AS	46,410	1,649,661

Egypt — 0.1%
Commercial International Bank Egypt SAE	113,050	547,695

Greece — 0.2%
OPAP SA	101,010	1,066,765

Hungary — 0.7%
MOL Hungarian Oil & Gas PLC	504,840	4,950,779

India — 9.4%
Asian Paints Ltd.	201,180	4,553,403
Axis Bank Ltd.	201,390	1,872,392
Axis Bank Ltd., GDR(e)	44,100	2,030,805
Bajaj Finance Ltd.	21,840	1,019,246
Bharat Petroleum Corp. Ltd.	139,860	695,799
Bharti Airtel Ltd.	236,250	1,147,379
Dabur India Ltd.	425,040	2,671,399
Eicher Motors Ltd.	2,940	669,395
HCL Technologies Ltd.	116,130	1,789,499
Hero MotoCorp Ltd.	18,270	658,073
Hindalco Industries Ltd.	291,900	753,996
Hindustan Unilever Ltd.	156,870	4,134,211
Housing Development Finance Corp. Ltd.	232,470	7,052,965
Indiabulls Housing Finance Ltd.	114,030	727,144
Indian Oil Corp. Ltd.	570,570	978,417
Infosys Ltd.	658,140	7,510,672
Infosys Ltd., ADR	14,910	171,316
Mahindra & Mahindra Ltd.	92,190	682,702
Mahindra & Mahindra Ltd., GDR	216,090	1,629,319
Marico Ltd.	344,820	1,888,585
Nestle India Ltd.	11,970	2,158,263
Power Grid Corp. of India Ltd.	344,400	967,016
REC Ltd.	337,050	680,873
Reliance Industries Ltd.	270,900	4,736,648
Reliance Industries Ltd., GDR(a)	34,020	1,180,494
Tata Consultancy Services Ltd.	218,190	6,904,347
Titan Co. Ltd.	114,450	1,771,224
Wipro Ltd.	467,250	1,664,649
Wipro Ltd., ADR(c)	76,020	290,396
Yes Bank Ltd.	584,850	491,009

		63,481,636

Indonesia — 2.1%
Astra International Tbk PT	7,140,000	3,359,852
Bank Central Asia Tbk PT	1,638,000	3,521,960

Security	Shares	Value

Indonesia (continued)
Bank Mandiri Persero Tbk PT	2,961,000	$1,513,377
Bank Negara Indonesia Persero Tbk PT	1,911,000	1,037,342
Kalbe Farma Tbk PT	6,846,000	815,632
Telekomunikasi Indonesia Persero Tbk PT	2,856,000	895,961
Unilever Indonesia Tbk PT	378,000	1,301,748
United Tractors Tbk PT	1,029,000	1,517,929

		13,963,801

Malaysia — 2.8%
Axiata Group Bhd	945,000	1,134,764
CIMB Group Holdings Bhd	1,281,000	1,541,282
DiGi.Com Bhd	546,000	651,747
Malayan Banking Bhd	1,008,000	2,082,872
Maxis Bhd(c)	1,848,000	2,447,595
Nestle Malaysia Bhd	55,600	1,950,065
Petronas Dagangan Bhd	231,000	1,256,754
Public Bank Bhd	1,071,000	5,174,823
RHB Bank Bhd	735,000	996,196
Sime Darby Plantation Bhd	1,071,000	1,268,239
Telekom Malaysia Bhd	756,000	674,117

		19,178,454

Mexico — 2.5%
Alsea SAB de CV(b)	462,000	983,990
Arca Continental SAB de CV	462,000	2,417,614
Cemex SAB de CV, CPO	4,158,000	1,547,816
Coca-Cola Femsa SAB de CV	588,000	3,474,000
Fomento Economico Mexicano SAB de CV	105,000	957,692
Grupo Financiero Banorte SAB de CV, Class O	483,000	2,595,140
Infraestructura Energetica Nova SAB de CV	693,000	2,911,911
Kimberly-Clark de Mexico SAB de CV, Class A	840,000	1,715,401

		16,603,564

Peru — 0.1%
Credicorp Ltd.	3,150	652,428

Philippines — 0.6%
BDO Unibank Inc.	625,800	1,791,177
Globe Telecom Inc.	19,950	777,957
SM Prime Holdings Inc.	1,722,000	1,167,682

		3,736,816

Poland — 0.8%
Bank Polska Kasa Opieki SA	48,090	1,178,535
KGHM Polska Miedz SA(b)	75,600	1,490,701
Polski Koncern Naftowy ORLEN SA	89,880	2,051,064
Santander Bank Polska SA	11,130	854,656

		5,574,956

Qatar — 0.8%
Commercial Bank PSQC (The)	777,566	1,010,846
Ooredoo QPSC	690,900	1,320,852
Qatar National Bank QPSC	579,390	3,030,266

		5,361,964

Russia — 4.0%
Alrosa PJSC	611,100	681,271
Gazprom PJSC	756,500	2,636,514
Gazprom PJSC, ADR	133,980	924,462
Inter RAO UES PJSC	41,790,000	2,691,424
LUKOIL PJSC	69,720	5,630,561
Novatek PJSC, GDR(e)	18,480	3,583,272
Novolipetsk Steel PJSC	306,600	685,085
Polymetal International PLC, New	132,090	1,912,999
Polyus PJSC	13,650	1,570,714

S C H E D U L E OF I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Rosneft Oil Co. PJSC	2,040	$12,463
Rosneft Oil Co. PJSC, GDR(e)	118,650	723,053
Sberbank of Russia PJSC	1,167,600	3,929,905
Sberbank of Russia PJSC, ADR	94,290	1,292,244
Tatneft PJSC	67,200	749,668

		27,023,635

Saudi Arabia — 2.0%
Almarai Co. JSC	83,790	1,106,938
Banque Saudi Fransi	189,000	1,763,671
National Commercial Bank	152,670	1,939,565
Samba Financial Group	81,690	625,084
Saudi Arabian Mining Co.(b)	130,200	1,537,809
Saudi Basic Industries Corp.	211,680	5,638,103
Saudi British Bank (The)	76,020	648,583

		13,259,753

South Africa — 6.1%
Absa Group Ltd.	182,910	1,851,416
Bidvest Group Ltd. (The)	50,190	590,694
Clicks Group Ltd.	94,080	1,233,023
Exxaro Resources Ltd.	102,900	922,822
FirstRand Ltd.	347,970	1,374,807
Growthpoint Properties Ltd.	1,193,430	1,807,781
Investec Ltd.	717,570	3,784,979
Kumba Iron Ore Ltd.	59,010	1,527,274
Mr. Price Group Ltd.	55,020	622,138
MTN Group Ltd.	110,460	746,330
MultiChoice Group Ltd.(b)	80,430	705,151
Naspers Ltd., Class N	55,650	12,658,531
NEPI Rockcastle PLC	128,940	1,142,086
Netcare Ltd.	912,030	979,079
Old Mutual Ltd.	2,384,970	2,857,173
Standard Bank Group Ltd.	272,790	3,184,639
Vodacom Group Ltd.	553,560	4,203,173
Woolworths Holdings Ltd./South Africa	251,580	914,279

		41,105,375

South Korea — 10.5%
Amorepacific Corp.	7,560	811,393
AMOREPACIFIC Group	17,850	869,474
BNK Financial Group Inc.	131,250	726,006
GS Holdings Corp.	58,170	2,305,189
Hana Financial Group Inc.	36,330	974,799
Hankook Tire & Technology Co. Ltd.	65,730	1,581,861
Hyundai Marine & Fire Insurance Co. Ltd.	31,290	617,404
KB Financial Group Inc.	89,460	2,932,146
LG Chem Ltd.	10,290	2,807,715
LG Corp.	32,340	1,901,018
LG Display Co. Ltd.(b)	152,040	1,751,049
LG Electronics Inc.	46,410	2,348,758
LG Household & Health Care Ltd.	1,470	1,430,861
LG Innotek Co. Ltd.	7,770	631,864
Lotte Chemical Corp.	4,200	780,186
NAVER Corp.	19,530	2,362,142
NCSoft Corp.	2,310	1,024,124
POSCO	23,100	4,024,025
Samsung Card Co. Ltd.	21,000	574,737
Samsung Electro-Mechanics Co. Ltd.	9,030	664,250
Samsung Electronics Co. Ltd.	607,320	22,061,573
Samsung Fire & Marine Insurance Co. Ltd.	5,040	952,867
Samsung SDI Co. Ltd.	7,350	1,513,994

Security	Shares	Value

South Korea (continued)
Shinhan Financial Group Co. Ltd.	152,460	$5,129,201
SK Holdings Co. Ltd.	12,810	2,115,170
SK Hynix Inc.	51,870	3,314,541
SK Innovation Co. Ltd.	11,760	1,601,981
SK Telecom Co. Ltd.	7,560	1,494,836
S-Oil Corp.	19,950	1,592,706

		70,895,870

Taiwan — 12.1%
Acer Inc.	2,310,000	1,264,947
ASE Technology Holding Co. Ltd.	630,186	1,432,515
Cathay Financial Holding Co. Ltd.	2,940,000	3,758,071
Chailease Holding Co. Ltd.	216,300	857,350
China Steel Corp.	1,890,000	1,392,980
Chunghwa Telecom Co. Ltd.	843,000	2,925,406
Delta Electronics Inc.	420,000	1,958,930
E.Sun Financial Holding Co. Ltd.	9,870,390	7,934,650
Eva Airways Corp.	5,040,606	2,270,760
Far Eastern New Century Corp.	1,260,000	1,143,266
Far EasTone Telecommunications Co. Ltd.	1,050,000	2,446,991
Fubon Financial Holding Co. Ltd.	3,150,000	4,377,507
Hiwin Technologies Corp.	19,050	154,353
Hotai Motor Co. Ltd.	124,000	1,746,896
Inventec Corp.	1,890,000	1,293,696
Lite-On Technology Corp.	1,050,039	1,671,504
MediaTek Inc.	216,000	2,527,221
President Chain Store Corp.	211,000	1,961,541
Taishin Financial Holding Co. Ltd.	8,789,054	3,749,549
Taiwan Business Bank.	3,307,500	1,295,201
Taiwan Mobile Co. Ltd.	210,000	748,806
Taiwan Semiconductor Manufacturing Co. Ltd.	3,673,000	30,286,756
Tatung Co. Ltd.(b)	1,470,000	788,586
Wistron Corp.	2,940,768	2,331,268
Yuanta Financial Holding Co. Ltd.	1,890,000	1,086,103

		81,404,853

Thailand — 4.1%
BTS Group Holdings PCL, NVDR	12,338,900	5,448,529
Central Pattana PCL, NVDR	420,000	923,869
Kasikornbank PCL, Foreign	189,000	989,124
Kasikornbank PCL, NVDR	546,000	2,857,470
Minor International PCL, NVDR	3,444,000	4,280,710
PTT Exploration & Production PCL, NVDR	441,000	1,795,879
PTT PCL, NVDR	1,914,900	2,771,586
Siam Cement PCL (The), NVDR	357,000	4,857,699
Siam Commercial Bank PCL (The), NVDR	882,000	3,562,908

		27,487,774

Turkey — 0.4%
Arcelik AS(b)	521,640	1,530,114
Turkcell Iletisim Hizmetleri AS	427,980	949,802

		2,479,916

United Arab Emirates — 1.0%
Abu Dhabi Commercial Bank PJSC	1,345,260	3,182,639
First Abu Dhabi Bank PJSC	894,180	3,714,846

		6,897,485

Total Common Stocks — 95.8% (Cost: $662,025,086)		644,659,747

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 2.7%
Banco Bradesco SA, Preference Shares, NVS	567,046	$4,521,602
Cia. Brasileira de Distribuicao, Preference Shares, NVS	84,000	1,779,933
Cia. Energetica de Minas Gerais, Preference Shares, NVS	630,082	2,250,620
Itau Unibanco Holding SA, Preference Shares, NVS	609,010	5,002,130
Itausa-Investimentos Itau SA, Preference Shares, NVS	630,031	1,873,840
Telefonica Brasil SA, Preference Shares, NVS	231,000	3,000,283

		18,428,408

Chile — 0.3%
Embotelladora Andina SA, Class B, Preference Shares, NVS	361,620	1,120,908
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares, NVS	24,780	613,021

		1,733,929

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	65,310	814,993

South Korea — 0.7%
LG Household & Health Care Ltd., Preference Shares, NVS	1,050	629,350
Samsung Electronics Co. Ltd., Preference Shares, NVS	130,410	3,967,478

		4,596,828

Total Preferred Stocks — 3.8% (Cost: $25,573,628)		25,574,158

Rights

China — 0.0%
Legend Holdings Corp. Class H, (Expires 10/25/19)(b)	29,546	0	(f)

Total Rights — 0.0% (Cost: $0)		0	(f)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.1%

BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(g)(h)(i)	5,712,482	$5,715,338
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(g)(h)	1,431,000	1,431,000

		7,146,338

Total Short-Term Investments — 1.1% (Cost: $7,144,633)		7,146,338

Total Investments in Securities — 100.7% (Cost: $694,743,347)		677,380,243

Other Assets, Less Liabilities — (0.7)%		(4,837,166)

Net Assets — 100.0%		$672,543,077

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,597,393	(12,884,911)	5,712,482	$5,715,338	$92,347	(b)	$2,850	$(788)
BlackRock Cash Funds: Treasury,SL Agency Shares	—	1,431,000	1,431,000	1,431,000	16,780		—	—

				$7,146,338	$109,127		$2,850	$(788)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	39	09/20/19	$1,919	$(24,498)

S C H E D U L E OF I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EM ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$24,498

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(165,768)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(13,215)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,868,030

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$643,584,073	$—		$1,075,674	$644,659,747
Preferred Stocks	25,574,158	—		—	25,574,158
Rights	—	0	(a)	—	0	(a)
Money Market Funds	7,146,338	—		—	7,146,338

	$676,304,569	$0	(a)	$1,075,674	$677,380,243

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(24,498)	$—		$—	$(24,498)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.3%
Banco BBVA Argentina SA, ADR	1,782	$7,520
Banco Macro SA, ADR	150	3,497
Globant SA(a)	198	18,796
Grupo Financiero Galicia SA, ADR	354	3,837
Pampa Energia SA, ADR(a)	728	9,449
Telecom Argentina SA, ADR	1,626	14,537
Transportadora de Gas del Sur SA, Class B	1,200	9,000
YPF SA, ADR	684	5,855

		72,491

Brazil — 7.2%
Ambev SA	34,800	157,654
Atacadao SA	1,200	6,476
B2W Cia. Digital(a)	1,200	13,649
B3 SA — Brasil, Bolsa, Balcao	16,800	182,140
Banco Bradesco SA	7,844	57,517
Banco BTG Pactual SA	1,800	25,518
Banco do Brasil SA	6,000	67,141
Banco Santander Brasil SA	2,400	24,742
BB Seguridade Participacoes SA	6,000	47,437
BR Malls Participacoes SA	8,400	27,402
BRF SA(a)	4,200	38,766
CCR SA	12,600	49,550
Centrais Eletricas Brasileiras SA	2,400	26,682
Cia. de Saneamento Basico do Estado de Sao Paulo	3,000	37,534
Cia. Siderurgica Nacional SA	5,400	18,766
Cielo SA	2,400	4,501
Cosan SA	1,200	14,517
Embraer SA	6,000	26,064
Energisa SA	600	6,896
Engie Brasil Energia SA	1,800	19,593
Equatorial Energia SA	1,800	41,718
Hypera SA	3,000	23,356
IRB Brasil Resseguros S/A	1,800	47,263
JBS SA	7,200	51,645
Klabin SA	6,600	24,054
Kroton Educacional SA	11,400	27,809
Localiza Rent a Car SA	4,800	54,642
Lojas Renner SA	6,630	81,106
Magazine Luiza SA	4,800	42,155
Multiplan Empreendimentos Imobiliarios SA	3,600	22,643
Natura Cosmeticos SA	1,800	28,741
Notre Dame Intermedica Participacoes SA	2,400	32,571
Petrobras Distribuidora SA	3,600	25,091
Petroleo Brasileiro SA	24,600	168,298
Raia Drogasil SA	1,800	40,093
Rumo SA(a)	10,200	54,552
Sul America SA	600	7,035
Suzano SA	4,200	29,557
TIM Participacoes SA	6,000	17,860
Ultrapar Participacoes SA	4,800	19,074
Vale SA	24,671	272,072
WEGSA	7,240	39,422

		2,003,302

Chile — 1.2%
Banco de Chile	257,298	36,761
Banco de Credito e Inversiones SA	463	29,278
Banco Santander Chile	487,830	34,950
Cencosud SA	11,370	17,066

Security	Shares	Value

Chile (continued)
Cia. Cervecerias Unidas SA	1,644	$18,713
Empresas CMPC SA	9,258	21,423
Empresas COPEC SA	3,732	33,719
Enel Americas SA	291,108	47,822
Enel Chile SA	338,172	29,243
Latam Airlines Group SA	3,336	28,096
SACI Falabella	6,864	38,636

		335,707

Colombia — 0.5%
Bancolombia SA	2,706	31,271
Ecopetrol SA	43,848	35,078
Grupo Argos SA/Colombia	3,846	20,213
Grupo de Inversiones Suramericana SA	2,964	28,991
Interconexion Electrica SA ESP	4,344	23,058

		138,611

Czech Republic — 0.3%
CEZ AS	1,092	24,086
Komercni Banka AS	702	24,953
Moneta Money Bank AS(b)	7,524	24,367

		73,406

Egypt — 0.2%
Commercial International Bank Egypt SAE	5,667	27,455
Eastern Co. SAE	20,706	19,180

		46,635

Greece — 0.4%
Alpha Bank AE(a)	13,860	24,864
Eurobank Ergasias SA(a)	20,004	17,733
Hellenic Telecommunications Organization SA	2,502	33,450
JUMBO SA	1,104	21,252
OPAP SA	2,460	25,980

		123,279

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	3,312	32,479
OTP Bank Nyrt	1,602	64,003
Richter Gedeon Nyrt	1,074	17,953

		114,435

Indonesia — 3.2%
Adaro Energy Tbk PT	40,200	3,188
Astra International Tbk PT	162,600	76,514
Bank Central Asia Tbk PT	82,200	176,743
Bank Mandiri Persero Tbk PT	159,600	81,572
Bank Negara Indonesia Persero Tbk PT	66,600	36,152
Bank Rakyat Indonesia Persero Tbk PT	469,200	141,240
Charoen Pokphand Indonesia Tbk PT	54,000	19,129
Gudang Garam Tbk PT	4,200	20,571
Hanjaya Mandala Sampoerna Tbk PT	67,800	12,858
Indocement Tunggal Prakarsa Tbk PT	15,600	23,892
Indofood CBP Sukses Makmur Tbk PT	3,600	3,058
Indofood Sukses Makmur Tbk PT	48,000	26,817
Kalbe Farma Tbk PT	214,200	25,520
Pabrik Kertas Tjiwi Kimia Tbk PT	12,600	8,838
Perusahaan Gas Negara Tbk PT	93,000	12,588
Semen Indonesia Persero Tbk PT	27,600	25,781
Telekomunikasi Indonesia Persero Tbk PT	387,600	121,595
Unilever Indonesia Tbk PT	11,400	39,259
United Tractors Tbk PT	13,800	20,357

		875,672

S C H E D U L E OF I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 3.1%
Axiata Group Bhd	23,400	$28,099
British American Tobacco Malaysia Bhd	1,200	5,627
CIMB Group Holdings Bhd	43,800	52,700
Dialog Group Bhd	26,400	21,846
DiGi.Com Bhd	30,600	36,526
Gamuda Bhd	26,400	22,599
Genting Bhd	20,400	29,105
Genting Malaysia Bhd	27,600	20,607
Hartalega Holdings Bhd	13,200	16,102
Hong Leong Bank Bhd	7,200	28,420
IHH Healthcare Bhd	18,000	24,782
IOI Corp. Bhd	12,600	13,213
Kuala Lumpur Kepong Bhd	4,800	27,370
Malayan Banking Bhd	32,400	66,949
Malaysia Airports Holdings Bhd	4,800	9,393
Maxis Bhd	20,400	27,019
MISC Bhd	14,400	24,859
Nestle Malaysia Bhd	600	21,044
Petronas Chemicals Group Bhd	20,400	33,616
Petronas Gas Bhd	4,200	16,059
PPB Group Bhd	7,240	32,124
Press Metal Aluminium Holdings Bhd	15,000	17,548
Public Bank Bhd	24,600	118,861
RHB Bank Bhd	2,400	3,253
Sime Darby Bhd	27,600	15,029
Sime Darby Plantation Bhd	18,600	22,025
Sime Darby Property Bhd	73,800	15,443
Tenaga Nasional Bhd	22,800	75,684
Top Glove Corp. Bhd	15,000	16,942
YTL Corp. Bhd	36,640	8,712

		851,556

Mexico — 3.7%
Alfa SAB de CV, Class A	24,000	20,475
America Movil SAB de CV, Series L, NVS	264,600	193,303
Arca Continental SAB de CV	3,600	18,839
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	12,600	15,992
Cemex SAB de CV, CPO	121,200	45,117
Coca-Cola Femsa SAB de CV	4,200	24,814
Fibra Uno Administracion SA de CV	25,800	35,601
Fomento Economico Mexicano SAB de CV	15,600	142,286
Gruma SAB de CV, Series B	1,560	14,511
Grupo Aeroportuario del Pacifico SAB de CV, Series B	3,000	28,584
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,890	27,770
Grupo Bimbo SAB de CV, Series A	13,800	24,117
Grupo Financiero Banorte SAB de CV, Class O	21,000	112,832
Grupo Financiero Inbursa SAB de CV, Class O	15,000	18,515
Grupo Mexico SAB de CV, Series B	27,600	63,488
Grupo Televisa SAB, CPO	18,000	31,789
Industrias Penoles SAB de CV	1,200	14,389
Infraestructura Energetica Nova SAB de CV	600	2,521
Kimberly-Clark de Mexico SAB de CV, Class A	15,000	30,632
Megacable Holdings SAB de CV, CPO	2,400	9,786
Mexichem SAB de CV	7,800	14,284
Promotora y Operadora de Infraestructura SAB de CV	3,000	25,083
Wal-Mart de Mexico SAB de CV	42,600	120,431

		1,035,159

Pakistan — 0.0%
MCB Bank Ltd.	5,400	5,834

Security	Shares	Value

Peru — 0.6%
Cia. de Minas Buenaventura SAA, ADR	1,614	$24,597
Credicorp Ltd.	534	110,602
Southern Copper Corp.	774	24,459

		159,658

Philippines — 1.7%
Aboitiz Equity Ventures Inc.	21,900	22,675
Ayala Corp.	2,580	45,844
Ayala Land Inc.	70,200	63,784
BDO Unibank Inc.	19,380	55,470
GT Capital Holdings Inc.	1,184	20,652
International Container Terminal Services Inc.	4,920	12,835
JG Summit Holdings Inc.	26,580	36,737
Jollibee Foods Corp.	4,860	22,201
Manila Electric Co.	2,460	17,248
Metro Pacific Investments Corp.	198,600	18,884
Metropolitan Bank & Trust Co.	6,060	8,253
PLDT Inc.	750	16,986
SM Investments Corp.	2,160	42,571
SM Prime Holdings Inc.	93,000	63,063
Universal Robina Corp.	8,460	28,115

		475,318

Poland — 1.4%
Alior Bank SA(a)	1,152	11,717
Bank Polska Kasa Opieki SA	1,326	32,496
CCC SA	576	17,881
CD Projekt SA	312	19,873
Grupa Lotos SA	726	15,741
KGHM Polska Miedz SA(a)	1,170	23,070
LPP SA	12	22,448
mBank SA(a)	210	17,056
PGE Polska Grupa Energetyczna SA(a)	8,184	15,878
Polski Koncern Naftowy ORLEN SA	2,388	54,494
Polskie Gornictwo Naftowe i Gazownictwo SA	14,844	17,714
Powszechna Kasa Oszczednosci Bank Polski SA	7,110	70,081
Powszechny Zaklad Ubezpieczen SA	5,382	50,664
Santander Bank Polska SA	366	28,105

		397,218

Qatar — 1.4%
Commercial Bank PSQC (The)	14,100	18,330
Industries Qatar QSC	15,190	45,136
Masraf Al Rayan QSC	33,480	33,192
Mesaieed Petrochemical Holding Co.	10,672	8,278
Ooredoo QPSC	12,060	23,056
Qatar Electricity & Water Co. QSC	5,280	21,775
Qatar Fuel QSC	1,730	10,206
Qatar Insurance Co. SAQ	14,760	12,617
Qatar Islamic Bank SAQ	8,880	38,319
Qatar National Bank QPSC	35,544	185,898

		396,807

Russia — 5.6%
Alrosa PJSC	23,400	26,087
Gazprom PJSC	84,780	295,471
Inter RAOUES PJSC	354,000	22,799
LUKOIL PJSC	3,306	266,991
Magnit PJSC, GDR(c)	1,692	22,343
MMC Norilsk Nickel PJSC	480	115,930
Mobile TeleSystems PJSC, ADR	4,416	35,461
Moscow Exchange MICEX-RTS PJSC	3,220	4,574
Novatek PJSC, GDR(c)	762	147,752

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Novolipetsk Steel PJSC	7,440	$16,624
PhosAgro PJSC, GDR(c)	1,272	16,434
Polymetal International PLC, New	582	8,429
Polyus PJSC	62	7,134
Rosneft Oil Co. PJSC, GDR(c)	9,366	57,076
Sberbank of Russia PJSC, ADR	20,522	281,254
Severstal PJSC	1,800	27,098
Surgutneftegas PJSC	59,400	24,478
Tatneft PJSC	11,280	125,837
VTB Bank PJSC, GDR(c)	15,936	18,454
X5 Retail Group NV, GDR(c)	1,068	36,853

		1,557,079

Saudi Arabia — 3.9%
Advanced Petrochemical Co.	1,500	22,396
Al Rajhi Bank	10,092	162,787
Alinma Bank	3,558	20,870
Almarai Co. JSC	1,926	25,444
Bank AlBilad	3,522	24,602
Bank Al-Jazira	5,028	18,097
Banque Saudi Fransi	4,176	38,969
Bupa Arabia for Cooperative Insurance Co.	684	18,857
Co for Cooperative Insurance (The)(a)	1,026	18,109
Etihad Etisalat Co.(a)	2,610	17,299
Jarir Marketing Co.	528	21,876
National Commercial Bank	8,250	104,810
Riyad Bank	11,142	76,048
Sahara International Petrochemical Co.	3,894	18,771
Samba Financial Group	7,542	57,711
Saudi Airlines Catering Co.	504	11,758
Saudi Arabian Fertilizer Co.	1,332	28,056
Saudi Arabian Mining Co.(a)	2,082	24,591
Saudi Basic Industries Corp.	5,286	140,793
Saudi British Bank (The)	2,274	19,401
Saudi Cement Co.	912	15,221
Saudi Electricity Co.	6,528	35,680
Saudi Industrial Investment Group	2,844	16,530
Saudi Kayan Petrochemical Co.(a)	7,344	20,559
Saudi Telecom Co.	3,540	93,439
Savola Group (The)(a)	432	3,599
Yanbu National Petrochemical Co.	1,716	24,523

		1,080,796

South Africa — 8.0%
Absa Group Ltd.	5,880	59,517
Anglo American Platinum Ltd.	318	19,493
AngloGold Ashanti Ltd.	3,414	77,828
Bid Corp. Ltd.	2,694	57,664
Bidvest Group Ltd. (The)	2,556	30,082
Capitec Bank Holdings Ltd.	348	25,094
Clicks Group Ltd.	1,950	25,557
Discovery Ltd.	3,036	23,028
Exxaro Resources Ltd.	2,106	18,887
FirstRand Ltd.	27,246	107,647
Foschini Group Ltd. (The)	2,064	20,458
Gold Fields Ltd.	6,690	40,033
Growthpoint Properties Ltd.	22,878	34,655
Investec Ltd.	2,838	14,970
Life Healthcare Group Holdings Ltd.	12,510	18,793
Mr. Price Group Ltd.	2,298	25,985
MTN Group Ltd.	13,386	90,443

Security	Shares	Value

South Africa (continued)
MultiChoice Group Ltd.(a)	4,086	$35,823
Naspers Ltd., Class N	3,438	782,031
Nedbank Group Ltd.	2,827	42,078
NEPI Rockcastle PLC	3,312	29,336
Netcare Ltd.	9,048	9,713
Old Mutual Ltd.	40,488	48,504
Pick n Pay Stores Ltd.	3,720	14,161
PSG Group Ltd.	1,284	16,960
Rand Merchant Investment Holdings Ltd.	11,652	22,730
Redefine Properties Ltd.	43,848	22,670
Reinet Investments SCA	1,224	20,429
Remgro Ltd.	4,086	46,208
RMB Holdings Ltd.	5,826	27,415
Sanlam Ltd.	14,886	71,324
Sappi Ltd.	5,052	15,046
Sasol Ltd.	4,506	85,453
Shoprite Holdings Ltd.	3,696	27,504
SPAR Group Ltd. (The)	852	9,754
Standard Bank Group Ltd.	10,746	125,452
Tiger Brands Ltd.	1,158	15,934
Truworths International Ltd.	3,870	13,425
Vodacom Group Ltd.	4,626	35,125
Woolworths Holdings Ltd./South Africa	7,464	27,125

		2,234,334

South Korea — 16.1%
Amorepacific Corp.	294	31,554
AMOREPACIFIC Group	216	10,521
BGF retail Co. Ltd.	85	14,281
BNK Financial Group Inc.	2,364	13,076
Celltrion Healthcare Co. Ltd.(a)	492	18,055
Celltrion Inc.(a)	690	89,437
Celltrion Pharm Inc.(a)	132	3,607
CJ CheilJedang Corp.	84	15,846
CJ ENM Co. Ltd.	108	14,346
Daelim Industrial Co. Ltd.	270	21,778
Daewoo Shipbuilding & Marine EngineeringCo. Ltd.(a)	480	10,819
DB Insurance Co. Ltd.	456	18,033
E-MART Inc.	174	16,664
Fila Korea Ltd.	438	20,684
GS Engineering & Construction Corp.	612	16,371
GS Holdings Corp.	462	18,308
Hana Financial Group Inc.	1,830	49,102
Hankook Tire & Technology Co. Ltd.	588	14,151
Hanmi Pharm Co. Ltd.	60	13,895
Hanon Systems	1,914	18,330
Hanwha Chemical Corp.	1,086	15,511
Hanwha Corp.	468	9,466
HDC Hyundai Development Co-Engineering & Construction, Class E	270	7,991
Helixmith Co. Ltd.(a)	172	25,972
HLB Inc.(a)	318	11,092
Hotel Shilla Co. Ltd.	276	17,956
Hyundai Engineering & Construction Co. Ltd.	696	23,760
Hyundai Glovis Co. Ltd.	186	24,570
Hyundai Heavy Industries Holdings Co. Ltd.	108	29,558
Hyundai Marine & Fire Insurance Co. Ltd.	546	10,774
Hyundai Mobis Co. Ltd.	558	114,479
Hyundai Motor Co.	1,164	123,487
Hyundai Steel Co.	726	22,357
Industrial Bank of Korea	2,232	22,850

S C H E D U L E OF I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kakao Corp.	426	$47,304
Kangwon Land Inc.	492	11,475
KB Financial Group Inc.	3,174	104,031
KCC Corp.	42	7,819
Kia Motors Corp.	2,232	80,527
Korea Aerospace Industries Ltd.	696	22,582
Korea Electric Power Corp.(a)	1,902	40,121
Korea Investment Holdings Co. Ltd.	378	22,563
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	360	32,693
Korea Zinc Co. Ltd.	78	28,012
KT&G Corp.	906	76,295
LG Chem Ltd.	396	108,052
LG Corp.	810	47,614
LG Display Co. Ltd.(a)	1,896	21,836
LG Electronics Inc.	864	43,726
LG Household & Health Care Ltd.	84	81,763
LG Innotek Co. Ltd.	102	8,295
LG Uplus Corp.	1,032	11,247
Lotte Chemical Corp.	132	24,520
Lotte Corp.	234	6,443
Lotte Shopping Co. Ltd.	103	11,565
Medy-Tox Inc.	42	12,206
Mirae Asset Daewoo Co. Ltd.	1,692	10,393
NAVER Corp.	1,122	135,705
NCSoft Corp.	138	61,181
Netmarble Corp.(a)(b)	204	15,865
NH Investment & Securities Co. Ltd.	1,542	15,659
OCI Co. Ltd.	138	7,565
Orion Corp./Republic of Korea	270	20,084
Pearl Abyss Corp.(a)	48	7,716
POSCO	624	108,701
POSCO Chemical Co. Ltd.	174	7,571
Samsung Biologics Co. Ltd.(a)(b)	138	30,648
Samsung C&T Corp.	468	33,383
Samsung Electro-Mechanics Co. Ltd.	456	33,544
Samsung Electronics Co. Ltd.	36,918	1,341,087
Samsung Engineering Co. Ltd.(a)	1,170	14,972
Samsung Fire & Marine Insurance Co. Ltd.	246	46,509
Samsung Heavy Industries Co. Ltd.(a)	4,716	30,175
Samsung Life Insurance Co. Ltd.	588	33,108
Samsung SDI Co. Ltd.	438	90,222
Samsung SDS Co. Ltd.	282	45,632
Samsung Securities Co. Ltd.	114	3,322
Shinhan Financial Group Co. Ltd.	3,102	104,360
Shinsegae Inc.	60	11,443
SK Holdings Co. Ltd.	300	49,536
SK Hynix Inc.	4,302	274,902
SK Innovation Co. Ltd.	444	60,483
SK Telecom Co. Ltd.	174	34,405
S-Oil Corp.	372	29,699
Woongjin Coway Co. Ltd.	420	29,196
Woori Financial Group Inc.	3,072	30,181
Yuhan Corp.	54	10,232

		4,466,849

Taiwan — 16.4%
Acer Inc.	24,000	13,142
Advantech Co. Ltd.	2,000	17,001
ASE Technology Holding Co. Ltd.	24,000	54,556
Asia Cement Corp.	12,000	16,428
Asustek Computer Inc.	6,000	38,968

Security	Shares	Value

Taiwan (continued)
AU Optronics Corp.	66,000	$17,188
Catcher Technology Co. Ltd.	6,000	42,120
Cathay Financial Holding Co. Ltd. .	60,000	76,695
Chailease Holding Co. Ltd.	12,442	49,316
Chang Hwa Commercial Bank Ltd.	50,461	32,452
Cheng Shin Rubber Industry Co. Ltd.	12,000	16,810
China Airlines Ltd.	48,000	14,120
China Development Financial Holding Corp.	102,000	29,519
China Life Insurance Co. Ltd./Taiwan(a)	24,507	19,194
China Steel Corp.	102,000	75,177
Chunghwa Telecom Co. Ltd.	30,000	104,107
Compal Electronics Inc.	30,000	17,144
CTBC Financial Holding Co. Ltd.	144,000	93,295
Delta Electronics Inc.	18,000	83,954
E.Sun Financial Holding Co. Ltd.	90,691	72,905
Far Eastern New Century Corp.	30,000	27,221
Far EasTone Telecommunications Co. Ltd.	12,000	27,966
First Financial Holding Co. Ltd.	79,572	54,467
Formosa Chemicals & Fibre Corp.	30,000	84,145
Formosa Petrochemical Corp.	12,000	37,135
Formosa Plastics Corp.	36,000	107,851
Foxconn Technology Co. Ltd.	12,000	24,222
Fubon Financial Holding Co. Ltd.	48,000	66,705
Highwealth Construction Corp.	6,000	9,456
Hon Hai Precision Industry Co. Ltd.	96,200	227,254
Hotai Motor Co. Ltd.	1,600	22,541
Hua Nan Financial Holdings Co. Ltd.	72,070	45,775
Innolux Corp.	84,000	18,774
Inventec Corp.	30,000	20,535
Largan Precision Co. Ltd.	1,000	123,846
Lite-On Technology Corp.	18,000	28,653
MediaTek Inc.	12,000	140,401
Mega Financial Holding Co. Ltd.	96,000	87,870
Micro-Star International Co. Ltd.	6,000	16,008
Nan Ya Plastics Corp.	42,000	91,996
Nanya Technology Corp.	12,000	26,896
Novatek Microelectronics Corp.	6,000	35,530
Pegatron Corp.	12,000	20,019
Pou Chen Corp.	24,000	29,952
Powertech Technology Inc.	6,000	14,346
President Chain Store Corp.	6,000	55,778
Quanta Computer Inc.	24,000	43,171
Realtek Semiconductor Corp.	6,000	41,070
Shanghai Commercial & Savings Bank Ltd. (The)	30,000	48,519
Shin Kong Financial Holding Co. Ltd.	90,374	26,470
SinoPac Financial Holdings Co. Ltd.	114,259	43,106
Synnex Technology International Corp.	12,000	14,136
Taishin Financial Holding Co. Ltd.	91,904	39,208
Taiwan Business Bank	44,100	17,269
Taiwan Cement Corp.	33,173	40,608
Taiwan Cooperative Financial Holding Co. Ltd.	72,664	46,268
Taiwan High Speed Rail Corp.	24,000	28,959
Taiwan Mobile Co. Ltd.	12,000	42,789
Taiwan Semiconductor Manufacturing Co. Ltd.	190,000	1,566,698
Uni-President Enterprises Corp.	36,000	87,794
United Microelectronics Corp.	90,000	38,539
Vanguard International Semiconductor Corp.	6,000	12,225
Winbond Electronics Corp.	24,000	13,028
Wistron Corp.	30,598	24,256
WPG Holdings Ltd.	13,520	17,110

40	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Yuanta Financial Holding Co. Ltd.	78,000	$44,823

		4,565,479

Thailand — 4.4%
Advanced Info Service PCL, NVDR	10,200	77,403
Airports of Thailand PCL, NVDR	37,200	87,608
Bangkok Bank PCL, Foreign	2,400	13,463
Bangkok Dusit Medical Services PCL, NVDR	73,200	56,506
Bangkok Expressway & Metro PCL, NVDR	56,400	20,662
Banpu PCL, NVDR	65,400	27,167
Berli Jucker PCL, NVDR	16,800	29,811
Bumrungrad Hospital PCL, NVDR	4,200	19,027
Central Pattana PCL, NVDR	18,000	39,594
Charoen Pokphand Foods PCL, NVDR	35,400	34,158
CP ALL PCL, NVDR	44,400	121,992
Electricity Generating PCL, NVDR	1,200	13,188
Energy Absolute PCL, NVDR	19,800	30,601
Home Product Center PCL, NVDR	28,800	16,956
Indorama Ventures PCL, NVDR	19,200	22,137
Intouch Holdings PCL, NVDR	13,800	28,889
Kasikornbank PCL, Foreign	9,600	50,241
Kasikornbank PCL, NVDR	6,600	34,541
Krung Thai Bank PCL, NVDR	42,600	23,967
Land & Houses PCL, NVDR	68,400	24,163
Minor International PCL, NVDR	19,800	24,610
PTT Exploration & Production PCL, NVDR	11,400	46,424
PTT Global Chemical PCL, NVDR	22,200	38,667
PTT PCL, NVDR	90,000	130,264
Ratch Group PCL, NVDR	8,400	20,195
Siam Cement PCL (The), NVDR	5,400	73,478
Siam Commercial Bank PCL (The), NVDR	7,200	29,085
Thai Oil PCL, NVDR	10,200	22,604
Thai Union Group PCL, NVDR	46,800	26,636
True Corp. PCL, NVDR	120,600	24,852

		1,208,889

Turkey — 0.8%
Akbank T.A.S.(a)	24,546	29,238
BIM Birlesik Magazalar AS	4,284	34,573
Eregli Demir ve Celik Fabrikalari TAS	14,538	15,995
Haci Omer Sabanci Holding AS	12,780	19,237
KOC Holding AS	7,290	21,884
Tupras Turkiye Petrol Rafinerileri AS	1,224	26,471
Turk Hava Yollari AO(a)	5,562	10,787
Turkcell Iletisim Hizmetleri AS	10,884	24,155
Turkiye Garanti Bankasi AS(a)	19,518	29,815

		212,155

United Arab Emirates — 1.1%
Abu Dhabi Commercial Bank PJSC	18,408	43,550
Aldar Properties PJSC	47,850	29,181
DP World PLC	1,638	22,932
Dubai Islamic Bank PJSC	12,798	17,839
Emaar Properties PJSC	32,628	43,970
Emirates Telecommunications Group Co. PJSC	13,404	61,671
First Abu Dhabi Bank PJSC	20,472	85,050

		304,193

Total Common Stocks — 81.9% (Cost: $23,450,694)		22,734,862

Security	Shares	Value

Investment Companies

India — 12.7%
iShares MSCI India ETF(d)	109,842	$3,534,716

Total Investment Companies — 12.7% (Cost: $3,780,999)		3,534,716

Preferred Stocks

Brazil — 3.8%
Banco Bradesco SA, Preference Shares, NVS	32,476	258,963
Braskem SA, Class A, Preference Shares, NVS	1,200	8,195
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	600	6,817
Cia. Brasileira de Distribuicao, Preference Shares, NVS	600	12,714
Cia. Energetica de Minas Gerais, Preference Shares, NVS	8,408	30,033
Gerdau SA, Preference Shares, NVS	9,000	28,031
Itau Unibanco Holding SA, Preference Shares, NVS	38,400	315,400
Itausa-Investimentos Itau SA, Preference Shares, NVS	37,834	112,526
Lojas Americanas SA, Preference Shares, NVS	6,000	27,196
Petroleo Brasileiro SA, Preference Shares, NVS	31,800	196,239
Telefonica Brasil SA, Preference Shares, NVS	3,600	46,758

		1,042,872

Chile — 0.2%
Embotelladora Andina SA, Class B, Preference Shares, NVS	5,124	15,883
Sociedad Quimica y Minera de Chile SA, Series B, Preference
Shares, NVS	924	22,858

		38,741

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	2,766	34,516

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	67,200	32,530

South Korea — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	168	10,541
Series 2, Preference Shares, NVS	258	18,404
Samsung Electronics Co. Ltd., Preference Shares, NVS	6,642	202,070

		231,015

Total Preferred Stocks — 5.0% (Cost: $1,443,361)		1,379,674

Rights

Brazil — 0.0%
B2W Cia. Digital, (Expires 09/21/19)(a)	168	333

Total Rights — 0.0% (Cost: $0)		333

S C H E D U L E OF I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	73,000	$73,000

Total Short-Term Investments — 0.3% (Cost: $73,000)		73,000

Total Investments in Securities — 99.9% (Cost: $28,748,054)		27,722,585

Other Assets, Less Liabilities — 0.1%		25,876

Net Assets — 100.0%		$27,748,461

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	17,460	55,540	(b)	—	73,000	$73,000	$584	$—	$—
iShares MSCI India ETF	37,615	76,964		(4,737)	109,842	3,534,716	44,812	(4,978)	(322,170)

						$3,607,716	$45,396	$(4,978)	$(322,170)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$22,734,862	$—	$—	$22,734,862
Investment Companies	3,534,716	—	—	3,534,716
Preferred Stocks	1,379,674	—	—	1,379,674
Rights	333	—	—	333
Money Market Funds	73,000	—	—	73,000

	$27,722,585	$—	$—	$27,722,585

See notes to financial statements.

42	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2019

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)	iShares Edge MSCI Min Vol Global ETF	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares ESG MSCI EM ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,397,211,130	$5,250,856,850	$408,913,706	$670,233,905
Affiliated(c)	50,561,990	35,584,517	3,513,781	7,146,338
Cash	71,085	640	22,118	717,406
Foreign currency, at value(d)	8,242,163	7,555,300	1,074,143	762,638
Cash pledged:
Futures contracts	954,000	1,249,000	122,000	113,000
Receivables:
Investments sold	2,456	—	—	69,925
Securities lending income — Affiliated	33,254	21,098	4,680	6,686
Variation margin on futures contracts	145,210	79,656	16,945	15,559
Capital shares sold	—	144,251	—	—
Dividends	15,143,526	12,318,360	1,289,374	792,200
Tax reclaims	30,491	2,518,150	710	13,814

Total assets	5,472,395,305	5,310,327,822	414,957,457	679,871,471

LIABILITIES
Collateral on securities loaned, at value	34,251,010	25,393,432	3,212,949	5,711,125
Deferred foreign capital gain tax	10,967,969	—	—	66,835
Payables:
Investments purchased	8,078,707	8,220,120	2,382	658,454
Bank borrowings	—	—	—	730,310
Investment advisory fees	1,121,730	874,852	155,337	141,969
Foreign taxes	711,369	118,951	12,278	19,701

Total liabilities	55,130,785	34,607,355	3,382,946	7,328,394

NET ASSETS	$5,417,264,520	$5,275,720,467	$411,574,511	$672,543,077

NET ASSETS CONSIST OF:
Paid-in capital	$5,699,320,995	$4,647,036,550	$475,734,587	$717,412,761
Accumulated earnings (loss)	(282,056,475)	628,683,917	(64,160,076)	(44,869,684)

NET ASSETS	$5,417,264,520	$5,275,720,467	$411,574,511	$672,543,077

Shares outstanding	95,300,000	56,400,000	10,200,000	21,000,000

Net asset value	$56.84	$93.54	$40.35	$32.03

Shares authorized	500 million	500 million	25 million	25 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$32,412,115	$23,287,890	$3,144,248	$5,507,972
(b) Investments, at cost — Unaffiliated	$4,967,420,068	$4,497,334,313	$429,876,675	$687,598,714
(c) Investments, at cost — Affiliated	$50,550,698	$35,577,435	$3,513,622	$7,144,633
(d) Foreign currency, at cost	$8,260,538	$7,614,921	$1,082,187	$762,059

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities   (continued)

August 31, 2019

iShares MSCI Emerging Markets ex China ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$24,114,869
Affiliated(b)	3,607,716
Foreign currency, at value(c)	65,331
Receivables:
Investments sold	43,478
Dividends	42,497
Tax reclaims	348

Total assets	27,874,239

LIABILITIES
Bank overdraft	19,966
Payables:
Investments purchased	104,790
Investment advisory fees	114
Foreign taxes	908

Total liabilities	125,778

NET ASSETS	$27,748,461

NET ASSETS CONSIST OF:
Paid-in capital	$29,012,885
Accumulated loss	(1,264,424)

NET ASSETS	$27,748,461

Shares outstanding	600,000

Net asset value	$46.25

Shares authorized	25 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$24,894,055
(b) Investments, at cost — Affiliated	$3,853,999
(c) Foreign currency, at cost	$65,279

See notes to financial statements.

44	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2019

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)	iShares Edge MSCI Min Vol Global ETF	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares ESG MSCI EM ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$173,665,748	$113,041,160	$13,960,028	$16,968,443
Dividends — Affiliated	241,503	155,483	13,921	16,780
Interest — Unaffiliated	9,625	14,157	1,755	2,446
Securities lending income — Affiliated — net	1,100,993	340,684	40,610	92,347
Other income — Affiliated	1,353	—	—	—
Foreign taxes withheld	(18,845,443)	(6,295,140)	(1,389,363)	(1,849,449)
Other foreign taxes	(1,030,115)	(195,571)	(18,599)	(74,648)

Total investment income	155,143,664	107,060,773	12,608,352	15,155,919

EXPENSES
Investment advisory fees	35,642,946	12,730,941	1,419,284	1,257,438
Commitment fees	28,547	4,695	513	1,660
Mauritius income taxes	182,061	—	—	—
Interest expense	28,755	25,611	7,278	16,147

Total expenses	35,882,309	12,761,247	1,427,075	1,275,245

Less:
Investment advisory fees waived	(22,779,813)	(4,690,125)	(4,877)	—

Total expenses after fees waived	13,102,496	8,071,122	1,422,198	1,275,245

Net investment income	142,041,168	98,989,651	11,186,154	13,880,674

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(121,350,555)	(17,417,671)	(38,032,337)	(20,837,067)
Investments — Affiliated	10,901	12,213	(532,804)	2,850
In-kind redemptions — Unaffiliated	21,829,756	69,399,023	2,081,027	—
In-kind redemptions — Affiliated	—	—	22,434	—
Futures contracts	763,332	554,319	(67,809)	(165,768)
Foreign currency transactions	(2,015,437)	32,203	(217,406)	(353,338)

Net realized gain (loss)	(100,762,003)	52,580,087	(36,746,895)	(21,353,323)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(100,290,704)	302,268,198	(3,704,715)	(6,908,604)
Investments — Affiliated	(3,478)	(4,458)	(463,289)	(788)
Futures contracts	(203,259)	(408,477)	(53,702)	(13,215)
Foreign currency translations	(5,757)	(81,778)	(8,399)	27,398

Net change in unrealized appreciation (depreciation)	(100,503,198)	301,773,485	(4,230,105)	(6,895,209)

Net realized and unrealized gain (loss)	(201,265,201)	354,353,572	(40,977,000)	(28,248,532)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,224,033)	$453,343,223	$(29,790,846)	$(14,367,858)

(a) Net of foreign capital gain tax of	$—	$—	$8,248	$—
(b) Net of deferred foreign capital gain tax of	$4,140,132	$(741,082)	$—	$66,834

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations (continued)
Year Ended August 31, 2019

iShares MSCI Emerging Markets ex China ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$616,866
Dividends — Affiliated	45,396
Foreign taxes withheld	(81,542)
Other foreign taxes	(1,396)

Total investment income	579,324

EXPENSES
Investment advisory fees	78,092

Total expenses	78,092

Less:
Investment advisory fees waived	(37,430)

Total expenses after fees waived	40,662

Net investment income	538,662

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(391,963)
Investments — Affiliated	(4,978)
Foreign currency transactions	(9,199)

Net realized loss	(406,140)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(626,119)
Investments — Affiliated	(322,170)
Foreign currency translations	554

Net change in unrealized appreciation (depreciation)	(947,735)

Net realized and unrealized loss	(1,353,875)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(815,213)

See notes to financial statements.

46	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)		iShares Edge MSCI Min Vol Global ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$142,041,168	$112,709,267	$98,989,651	$77,040,036
Net realized gain (loss)	(100,762,003)	136,647,961	52,580,087	279,118,419
Net change in unrealized appreciation (depreciation)	(100,503,198)	(53,879,594)	301,773,485	(29,519,148)

Net increase (decrease) in net assets resulting from operations	(59,224,033)	195,477,634	453,343,223	326,639,307

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(130,514,441)	(114,335,550)	(93,156,234)	(74,053,110)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	940,306,068	548,126,747	1,573,133,776	(585,560,427)

NET ASSETS(b)
Total increase (decrease) in net assets	750,567,594	629,268,831	1,933,320,765	(332,974,230)
Beginning of year	4,666,696,926	4,037,428,095	3,342,399,702	3,675,373,932

End of year	$5,417,264,520	$4,666,696,926	$5,275,720,467	$3,342,399,702

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Emerging Markets ETF		iShares ESG MSCI EM ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/19	08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,186,154	$5,316,058	$13,880,674	$6,146,417
Net realized gain (loss)	(36,746,895)	66,941	(21,353,323)	(4,948,243)
Net change in unrealized appreciation (depreciation)	(4,230,105)	(28,814,504)	(6,895,209)	(22,830,787)

Net decrease in net assets resulting from operations	(29,790,846)	(23,431,505)	(14,367,858)	(21,632,613)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,249,430)	(3,373,796)	(10,952,741)	(4,257,999)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	159,543,885	235,003,288	368,110,977	258,830,853

NET ASSETS(b)
Total increase in net assets	120,503,609	208,197,987	342,790,378	232,940,241
Beginning of year	291,070,902	82,872,915	329,752,699	96,812,458

End of year	$411,574,511	$291,070,902	$672,543,077	$329,752,699

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

48	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares
	MSCI Emerging Markets ex China
	ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$538,662	$219,005
Net realized loss	(406,140)	(122,947)
Net change in unrealized appreciation (depreciation)	(947,735)	(235,426)

Net decrease in net assets resulting from operations	(815,213)	(139,368)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(321,357)	(169,215)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	18,966,426	—

NET ASSETS(b)
Total increase (decrease) in net assets	17,829,856	(308,583)
Beginning of year	9,918,605	10,227,188

End of year	$27,748,461	$9,918,605

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)
	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$59.22		$58.01	$53.40	$50.98	$62.47

Net investment income(a)	1.57		1.49	1.28	1.57	1.58
Net realized and unrealized gain (loss)(b)	(2.46)		1.23	4.48	2.13	(11.65)

Net increase (decrease) from investment operations	(0.89)		2.72	5.76	3.70	(10.07)

Distributions(c)
From net investment income	(1.49)		(1.51)	(1.15)	(1.28)	(1.42)

Total distributions	(1.49)		(1.51)	(1.15)	(1.28)	(1.42)

Net asset value, end of year	$56.84		$59.22	$58.01	$53.40	$50.98

Total Return
Based on net asset value	(1.44	)%(d)	4.70%	11.11%	7.48%	(16.32)%

Ratios to Average Net Assets
Total expenses	0.68%		0.67%	0.69%	0.71%	0.69%

Total expenses after fees waived	0.25%		0.25%	0.25%	0.25%	0.25%

Net investment income	2.71%		2.47%	2.40%	3.12%	2.71%

Supplemental Data
Net assets, end of year (000)	$5,417,265		$4,666,697	$4,037,428	$4,379,041	$2,462,357

Portfolio turnover rate(e)	24%		22%	23%	23%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$87.04	$81.13	$75.82	$67.59	$68.25

Net investment income(a)	2.16	1.82	1.84	1.79	1.70
Net realized and unrealized gain (loss)(b)	6.36	5.85	5.40	8.07	(0.89)

Net increase from investment operations	8.52	7.67	7.24	9.86	0.81

Distributions(c)
From net investment income	(2.02)	(1.76)	(1.93)	(1.63)	(1.47)

Total distributions	(2.02)	(1.76)	(1.93)	(1.63)	(1.47)

Net asset value, end of year	$93.54	$87.04	$81.13	$75.82	$67.59

Total Return
Based on net asset value	9.99%	9.56%	9.75%	14.76%	1.15%

Ratios to Average Net Assets
Total expenses	0.32%	0.31%	0.32%	0.32%	0.33%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.45%	2.17%	2.40%	2.49%	2.41%

Supplemental Data
Net assets, end of year (000)	$5,275,720	$3,342,400	$3,675,374	$3,267,688	$2,115,632

Portfolio turnover rate(d)	21%	23%	24%	24%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Emerging Markets ETF
	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17		Period From 12/08/15 to 08/31/16	(a)

Net asset value, beginning of period	$44.78	$46.04		$37.46		$33.82

Net investment income(b)	1.47	1.39		0.91		1.27
Net realized and unrealized gain (loss)(c)	(4.72)	(1.63)		8.53		2.50

Net increase (decrease) from investment operations	(3.25)	(0.24)		9.44		3.77

Distributions(d)
From net investment income	(1.18)	(1.02)		(0.86)		(0.13)

Total distributions	(1.18)	(1.02)		(0.86)		(0.13)

Net asset value, end of period	$40.35	$44.78		$46.04		$37.46

Total Return
Based on net asset value	(7.16)%	(0.65)%		25.80%		11.16	%(e)

Ratios to Average Net Assets
Total expenses	0.45%	0.45	%(f)	0.50	%(f)	0.65	%(f)(g)

Total expenses after fees waived	0.45%	0.42	%(f)	0.42	%(f)	0.49	%(f)(g)

Net investment income	3.55%	2.87%		2.24%		4.91	%(g)

Supplemental Data
Net assets, end of period (000)	$411,575	$291,071		$82,873		$29,969

Portfolio turnover rate(h)	53%	39	%(i)	36	%(i)	11	%(e)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

52	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI EM ETF
	Year Ended 08/31/19	Year Ended 08/31/18 (a)	Year Ended 08/31/17 (a)	Period From 06/28/16 to 08/31/16	(a)(b)

Net asset value, beginning of period	$33.65	$34.58	$28.23	$25.19

Net investment income(c)	0.91	0.94	0.85	0.16
Net realized and unrealized gain (loss)(d)	(1.85)	(1.17)	5.81	2.88

Net increase (decrease) from investment operations	(0.94)	(0.23)	6.66	3.04

Distributions(e)
From net investment income	(0.68)	(0.70)	(0.31)	—

Total distributions	(0.68)	(0.70)	(0.31)	—

Net asset value, end of period	$32.03	$33.65	$34.58	$28.23

Total Return
Based on net asset value	(2.76)%	(0.72)%	23.75%	12.09	%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.42%	0.45	%(g)

Net investment income	2.76%	2.63%	2.73%	3.26	%(g)

Supplemental Data
Net assets, end of period (000)	$672,543	$329,753	$96,812	$5,645

Portfolio turnover rate(h)	34%	45%	29%	9	%(f)

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Period From 07/18/17(a) to 08/31/17

Net asset value, beginning of period	$49.59	$51.14	$50.22

Net investment income(b)	1.62	1.10	0.13
Net realized and unrealized gain (loss)(c)	(3.83)	(1.80)	0.79

Net increase (decrease) from investment operations	(2.21)	(0.70)	0.92

Distributions(d)
From net investment income	(1.13)	(0.85)	—

Total distributions	(1.13)	(0.85)	—

Net asset value, end of period	$46.25	$49.59	$51.14

Total Return
Based on net asset value	(4.42)%	(1.41)%	1.83	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.49%	0.49%	0.49	%(g)

Total expenses after fees waived(f)	0.26%	0.41%	0.41	%(g)

Net investment income	3.38%	2.09%	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$27,748	$9,919	$10,227

Portfolio turnover rate(h)(i)	10%	9%	0	%(e)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 1%

See notes to financial statements.

54	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Emerging Markets	Diversified
Edge MSCI Min Vol Global	Diversified
Edge MSCI Multifactor Emerging Markets	Diversified(a)
ESG MSCI EM(b)	Diversified(a)
MSCI Emerging Markets ex China	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	Formerly the iShares MSCI EM ESG Optimized ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Edge MSCI Min Vol Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

The iShares Edge MSCI Min Vol Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exists.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

56	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Min Vol Emerging Markets
Barclays Capital Inc.	$486,548	$486,548		$—	$—
Citigroup Global Markets Inc.	7,105,097	7,105,097		—	—
Credit Suisse Securities (USA) LLC	2,588,842	2,588,842		—	—
Goldman Sachs & Co.	5,153,640	5,153,640		—	—
Jefferies LLC	17,983	17,332		—	(651	)(b)
JPMorgan Securities LLC	12,432,949	12,432,949		—	—
Macquarie Bank Limited	530,225	530,225		—	—
Morgan Stanley & Co. International PLC	117,969	117,969		—	—
Morgan Stanley & Co. LLC	3,350,543	3,350,543		—	—
Scotia Capital (USA) Inc.	4,794	4,794		—	—
Wells Fargo Bank, National Association	623,525	623,525		—	—

	$32,412,115	$32,411,464		$—	$(651)

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Min Vol Global
BofA Securities, Inc.	$2,905,740	$2,905,740		$—	$—
Citigroup Global Markets Inc.	6,503,826	6,503,826		—	—
Goldman Sachs & Co.	335,979	335,979		—	—
HSBC Bank PLC	1,567,044	1,567,044		—	—
JPMorgan Securities LLC	3,945,295	3,945,295		—	—
Morgan Stanley & Co. International PLC	1,992,909	1,992,909		—	—
Morgan Stanley & Co. LLC	2,951,219	2,951,219		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	342,486	342,486		—	—
Wells Fargo Bank, National Association	2,743,392	2,743,392		—	—

	$23,287,890	$23,287,890		$—	$—

Edge MSCI Multifactor Emerging Markets
Citigroup Global Markets Inc.	$326,490	$326,490		$—	$—
Credit Suisse Securities (USA) LLC	46,149	46,149		—	—
HSBC Bank PLC	583,105	583,105		—	—
JPMorgan Securities LLC	691,680	680,328		—	(11,352	)(b)
Morgan Stanley & Co. LLC	1,496,824	1,496,824		—	—

	$3,144,248	$3,132,896		$—	$(11,352)

ESG MSCI EM
Citigroup Global Markets Inc.	$313,603	$313,603		$—	$—
HSBC Bank PLC	600,002	600,002		—	—
JPMorgan Securities LLC	670,345	670,345		—	—
Morgan Stanley & Co. International PLC	662,228	662,228		—	—
Scotia Capital (USA) Inc.	2,561,803	2,561,803		—	—
UBS AG	699,991	699,991		—	—

	$5,507,972	$5,507,972		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

58	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Edge MSCI Min Vol Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Emerging Markets	0.45%
ESG MSCI EM	0.25
MSCI Emerging Markets ex China	0.49

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For each of the iShares Edge MSCI Min Vol Emerging Markets and iShares Edge MSCI Min Vol Global ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets.

For each of the iShares Edge MSCI Multifactor Emerging Markets and iShares MSCI Emerging Markets ex China ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2021 and December 31, 2022, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For the year ended ended August 31, 2019, BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI Emerging Markets ex China ETF in the amount of $24,094.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Edge MSCI Min Vol Emerging Markets	$237,588
Edge MSCI Min Vol Global	81,231
Edge MSCI Multifactor Emerging Markets	9,552
ESG MSCI EM	24,159

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Edge MSCI Min Vol Emerging Markets	$58,146,964	$12,069,216	$ (5,989,169)
Edge MSCI Min Vol Global	103,678,451	133,032,007	(8,358,841)
Edge MSCI Multifactor Emerging Markets	11,796,894	9,121,757	(2,920,177)

During the year ended August 31, 2019, iShares Edge MSCI Min Vol Emerging Markets ETF received a reimbursement of $1,353 from an affiliate, which is included in other income — affiliated in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Edge MSCI Min Vol Emerging Markets	$1,936,684,276	$1,284,499,301
Edge MSCI Min Vol Global	1,275,689,379	846,554,388
Edge MSCI Multifactor Emerging Markets	293,094,472	169,226,660
ESG MSCI EM	41 1,023,495	172,725,926
MSCI Emerging Markets ex China	12,335,664	1,649,669

60	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Emerging Markets	$371,101,465	$81,577,183
Edge MSCI Min Vol Global	1,378,325,302	211,409,419
Edge MSCI Multifactor Emerging Markets	64,286,955	28,987,474
ESG MSCI EM	131,314,731	—
MSCI Emerging Markets ex China	8,431,214	—

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Edge MSCI Min Vol Emerging Markets	$20,360,622	$(20,360,622)
Edge MSCI Min Vol Global	68,588,536	(68,588,536)
Edge MSCI Multifactor Emerging Markets	737,969	(737,969)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

Edge MSCI Min Vol Emerging Markets
Ordinary income	$130,514,441	$114,335,550

Edge MSCI Min Vol Global
Ordinary income	$93,156,234	$74,053,110

Edge MSCI Multifactor Emerging Markets
Ordinary income	$9,249,430	$3,373,796

ESG MSCI EM
Ordinary income	$10,952,741	$4,257,999

MSCI Emerging Markets ex China
Ordinary income	$321,357	$169,215

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Edge MSCI Min Vol Emerging Markets	$58,045,738	$(682,796,848)	$342,694,635	$(282,056,475)
Edge MSCI Min Vol Global	40,083,907	(107,300,323)	695,900,333	628,683,917
Edge MSCI Multifactor Emerging Markets	5,404,979	(35,809,876)	(33,755,179)	(64,160,076)
ESG MSCI EM	6,166,177	(18,084,612)	(32,951,249)	(44,869,684)
MSCI Emerging Markets ex China	327,388	(353,754)	(1,238,058)	(1,264,424)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Min Vol Emerging Markets	$5,094,006,822	$760,623,174	$(406,856,876)	$353,766,298
Edge MSCI Min Vol Global	4,590,479,977	847,605,076	(151,643,686)	695,961,390
Edge MSCI Multifactor Emerging Markets	446,166,568	25,872,648	(59,611,729)	(33,739,081)
ESG MSCI EM	710,249,679	38,147,341	(71,016,777)	(32,869,436)
MSCI Emerging Markets ex China	28,960,283	1,177,419	(2,415,117)	(1,237,698)

9.    LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

The iShares MSCI Emerging Markets ex China ETFs did not borrow under the credit agreement during the year ended August 31, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Edge MSCI Min Vol Emerging Markets	$48,200,000	$842,099	3.37%
Edge MSCI Min Vol Global	53,697,491	735,582	3.43
Edge MSCI Multifactor Emerging Markets	2,100,000	26,091	3.40
ESG MSCI EM	23,000,000	608,248	3.18

10.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of

62	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares		Amount

Edge MSCI Min Vol Emerging Markets
Shares sold	19,800,000	$1,132,727,160	13,500,000		$802,737,319
Shares redeemed	(3,300,000)	(192,421,092)	(4,300,000)		(254,610,572)

Net increase	16,500,000	$940,306,068	9,200,000		$548,126,747

Edge MSCI Min Vol Global
Shares sold	20,500,000	$1,789,740,435	6,900,000		$577,447,826
Shares redeemed	(2,500,000)	(216,606,659)	(13,800,000)		(1,163,008,253)

Net increase(decrease)	18,000,000	$1,573,133,776	(6,900,000)		$(585,560,427)

Edge MSCI Multifactor Emerging Markets
Shares sold	5,100,000	$215,590,994	5,500,000		$273,243,599
Shares redeemed	(1,400,000)	(56,047,109)	(800,000)		(38,240,311)

Net increase	3,700,000	$159,543,885	4,700,000		$235,003,288

ESG MSCI EM
Shares sold	11,200,000	$368,110,977	8,000,000	(a)	$293,587,360
Shares redeemed	—	—	(1,000,000	)(a)	(34,756,507)

Net increase	11,200,000	$368,110,977	7,000,000		$258,830,853

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Emerging Markets ex China
Shares sold	400,000	$8,966,426	—	$—

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income

Edge MSCI Min Vol Emerging Markets	$114,335,550
Edge MSCI Min Vol Global	74,053,110
Edge MSCI Multifactor Emerging Markets	3,373,796
ESG MSCI EM	4,257,999
MSCI Emerging Markets ex China	169,215

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income

Edge MSCI Min Vol Emerging Markets	$42,180,696
Edge MSCI Min Vol Global	15,717,663
Edge MSCI Multifactor Emerging Markets	3,094,212
ESG MSCI EM	2,835,577
MSCI Emerging Markets ex China	92,335

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Notes to Financial Statements  (continued)

14.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Edge MSCI Min Vol Emerging Markets ETF,

iShares Edge MSCI Min Vol Global ETF, iShares Edge MSCI Multifactor Emerging Markets ETF,

iShares ESG MSCI EM ETF and iShares MSCI Emerging Markets ex China ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol Emerging Markets ETF, iShares Edge MSCI Min Vol Global ETF, iShares Edge MSCI Multifactor Emerging Markets ETF, iShares ESG MSCI EM ETF and iShares MSCI Emerging Markets ex China ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Edge MSCI Min Vol Emerging Markets	0.28%
Edge MSCI Min Vol Global	36.53%
Edge MSCI Multifactor Emerging Markets	0.76%
MSCI Emerging Markets ex China	0.14%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income

Edge MSCI Min Vol Emerging Markets	$87,016,732
Edge MSCI Min Vol Global	80,123,433
Edge MSCI Multifactor Emerging Markets	6,294,856
ESG MSCI EM	10,528,811
MSCI Emerging Markets ex China	301,298

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Edge MSCI Min Vol Emerging Markets	$171,281,110	$17,004,032
Edge MSCI Min Vol Global	59,904,426	5,316,295
Edge MSCI Multifactor Emerging Markets	13,861,926	1,209,449
ESG MSCI EM	17,490,270	1,758,726
MSCI Emerging Markets ex China	615,923	73,727

I M P O R T A N T T A X I N F O R M A T I O N	67

Board Review and Approval of Investment Advisory Contract

iShares Edge MSCI Min Vol Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Min Vol Global ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	69

Board Review and Approval of Investment Advisory Contract  (continued)

and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

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Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Edge MSCI Multifactor Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the

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Board Review and Approval of Investment Advisory Contract  (continued)

Independent Directors (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares ESG MSCI EM ETF and iShares MSCI Emerging Markets ex China ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Directors) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Directors. The Board noted its satisfaction with the extent and

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Board Review and Approval of Investment Advisory Contract  (continued)

quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through

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Board Review and Approval of Investment Advisory Contract  (continued)

various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Min Vol Emerging Markets(a)	$1.479200	$—	$0.006882	$1.486082	100%	—%	0	%(b)	100%
Edge MSCI Min Vol Global(a)	1.974524	—	0.040535	2.015059	98	—	2		100
Edge MSCI Multifactor Emerging Markets	1.182469	—	—	1.182469	100	—	—		100
ESG MSCI EM	0.682806	—	—	0.682806	100	—	—		100
MSCI Emerging Markets ex China	1.128496	—	—	1.128496	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

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Supplemental Information (unaudited) (continued)

iShares Edge MSCI Min Vol Emerging Markets ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	39	2.82
Greater than 0.5% and Less than 1.0%	208	15.05
Greater than 0.0% and Less than 0.5%	524	37.92
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	385	27.86
Less than –0.5% and Greater than –1.0%	138	9.99
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	2	0.14

	1,382	100.00%

iShares Edge MSCI Min Vol Global ETF
Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	29	2.10
Greater than 0.0% and Less than 0.5%	814	58.90
At NAV	32	2.32
Less than 0.0% and Greater than –0.5%	491	35.53
Less than –0.5% and Greater than –1.0%	14	1.01
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares Edge MSCI Multifactor Emerging Markets ETF
Period Covered: December 10, 2015 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.11%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	12	1.34
Greater than 1.0% and Less than 1.5%	21	2.35
Greater than 0.5% and Less than 1.0%	155	17.36
Greater than 0.0% and Less than 0.5%	385	43.12
At NAV	19	2.13
Less than 0.0% and Greater than –0.5%	217	24.31
Less than –0.5% and Greater than –1.0%	56	6.27
Less than –1.0% and Greater than –1.5%	22	2.46
Less than –1.5% and Greater than –2.0%	2	0.22
Less than –2.0% and Greater than –2.5%	1	0.11
Less than –2.5% and Greater than –3.0%	1	0.11

	893	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	77

Supplemental Information (unaudited) (continued)

iShares ESG MSCI EM ETF

Period Covered: June 30, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.13%
Greater than 2.0% and Less than 2.5%	4	0.53
Greater than 1.5% and Less than 2.0%	12	1.59
Greater than 1.0% and Less than 1.5%	57	7.56
Greater than 0.5% and Less than 1.0%	257	34.08
Greater than 0.0% and Less than 0.5%	287	38.06
At NAV	9	1.19
Less than 0.0% and Greater than –0.5%	88	11.67
Less than –0.5% and Greater than –1.0%	25	3.32
Less than –1.0% and Greater than –1.5%	10	1.33
Less than –1.5% and Greater than –2.0%	2	0.27
Less than –2.0% and Greater than –2.5%	2	0.27

	754	100.00%

iShares MSCI Emerging Markets ex China ETF
Period Covered: July 20, 2017 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.41%
Greater than 1.5% and Less than 2.0%	9	1.84
Greater than 1.0% and Less than 1.5%	41	8.38
Greater than 0.5% and Less than 1.0%	203	41.52
Greater than 0.0% and Less than 0.5%	167	34.16
At NAV	3	0.61
Less than 0.0% and Greater than –0.5%	43	8.79
Less than –0.5% and Greater than –1.0%	14	2.86
Less than –1.0% and Greater than –1.5%	5	1.02
Less than –2.0% and Greater than –2.5%	2	0.41

	489	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Edge MSCI Min Vol Emerging Markets ETF ( the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2018 was USD 529.75 thousand. This figure is comprised of fixed remuneration of USD 228.93 thousand and variable remuneration of USD 300.82 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 73.54 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.65 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	79

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small, Benjamin Archibald and Neal J. Andrews, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, Mr. Archibald and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (62)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (48)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Head of International and of Corporate Strategy for BlackRock (since 2019); Global Head of BlackRock’s ETF and Index Investments Business (2016-2019); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (70)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) ( 2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) ( 2012- 2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley ( 2006- 2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	81

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

Currency Abbreviations

INR	Indian Rupee

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	83

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the registrant for which the fiscal year-end is August 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $755,600 for the fiscal year ended August 31, 2018 and $755,600 for the fiscal year ended August 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2018 and August 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $181,488 for the fiscal year ended August 31, 2018 and $181,488 for the fiscal year ended August 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2018 and August 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $181,488 for the fiscal year ended August 31, 2018 and $181,488 for the fiscal year ended August 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 04, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 04, 2019

By: /s/ Neal Andrews

Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 04, 2019